UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-04149

                             FRANKLIN TAX-FREE TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:(650) 312-2000
                                                    --------------

Date of fiscal year end: 2/28
                         ----

Date of reporting period: 8/31/09
                          -------

Item 1. Reports to Stockholders.



AUGUST 31, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Insured Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund
(formerly, Franklin Massachusetts Insured Tax-Free Income Fund)

Franklin Michigan Tax-Free Income Fund
(formerly, Franklin Michigan Insured Tax-Free Income Fund)

Franklin Minnesota Tax-Free Income Fund
(formerly, Franklin Minnesota Insured Tax-Free Income Fund)

Franklin Ohio Tax-Free Income Fund
(formerly, Franklin Ohio Insured Tax-Free Income Fund)

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Log onto franklintempleton.com and click "My Profile"

                                    (GRAPHIC)

                                 TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                         Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Municipal Bond Market Overview ...........................................     4
Investment Strategy and Manager's Discussion .............................     6
Franklin Insured Tax-Free Income Fund ....................................     7
Franklin Massachusetts Tax-Free Income Fund ..............................    15
Franklin Michigan Tax-Free Income Fund ...................................    23
Franklin Minnesota Tax-Free Income Fund ..................................    32
Franklin Ohio Tax-Free Income Fund .......................................    40
Financial Highlights and Statements of Investments .......................    49
Financial Statements .....................................................   112
Notes to Financial Statements ............................................   121
Shareholder Information ..................................................   134

Shareholder Letter

Dear Shareholder:

In the second quarter of 2009, U.S. economic activity, though still contracting, showed improvement over that of the previous two quarters. Recent economic releases pointed to an easing of the global recession, and the debate began about whether the U.S. recession is over. Although most economists predicted positive U.S. growth for the second half of 2009, many expected growth would be sluggish as consumers and the financial system continued to climb out of debt.

The municipal bond market experienced a healthy rebound in the six-month period under review. Most major financial markets showed signs of recovery as well, and equity markets staged a strong rally since March.

The federal funds target rate remained unchanged over the period; however, the Federal Reserve Board (Fed) was very active. In response to the financial crisis in 2008, the Fed not only cut the federal funds target rate to a 0% to 0.25% range, it also employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all to encourage long interest rates to move lower. However, Treasury yields increased over the period as 2008's flight to quality started to reverse.

Treasury and Fed policies implemented in the fourth quarter of 2008 and in 2009 helped the markets recover somewhat from the panic that gripped them in late 2008. With improved confidence in the banking system, financial markets started a process of repair. Treasury bond yields hit their low for the year in December 2008 and U.S. equity markets bottomed in the first quarter of 2009. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. The Fed chairman began to prepare markets

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. At this point, the timing of these actions is uncertain.

The municipal bond market also started to bounce back in the first quarter of 2009. For the six months under review, the Barclays Capital (BC) Municipal Bond Index returned +5.61%, and securities with maturities 22 years and longer, which make up a good portion of our long-term funds, returned +10.36%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed semiannual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                      2 | Not part of the semiannual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Municipal Bond Market Overview

During the six-month period ended August 31, 2009, the municipal bond market posted an impressive +5.61% total return, as measured by the Barclays Capital
(BC) Municipal Bond Index.(1) The last time it posted a March through August return of this magnitude was 2000; such returns are atypical for the usually docile municipal bond market.(1) In comparison, over the past 10 years, the average six-month total return for the BC Municipal Bond Index was +2.49%.(1) The municipal bond market posted not only strong absolute performance but also strong relative performance when compared to the Treasury market, as the BC U.S. Treasury Index returned +0.39% for the reporting period.(2)

Among the many factors that affected municipal bond prices during the six-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. Rating activity in the first six months of 2009 was generally positive, with both Moody's and Standard & Poor's (S&P) issuing more upgrades of municipalities than downgrades. During the first half of 2009, S&P raised the ratings of 1,367 issues while downgrading 269, and Moody's elevated the rating of 223 issues while downgrading 65 issues. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's underlying credit strength.(3) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 13.25%, compared with the BC Aaa Municipal Bond Index's +3.65% total return.(4)

From March through August 2009, each month's annualized inflation rate as measured by the Consumer Price Index (CPI) was negative, marking the first 12-month declines since 1955.(5) In addition, the Congressional Budget Office

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(2.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(3.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

(4.) Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

(5.) Source: Bureau of Labor Statistics.


                              4 | Semiannual Report

(CBO) forecast the CPI will remain below 2% through 2019. Historically, a low inflation outlook has provided confidence for fixed income investors that future cash flow from their bond investments will retain purchasing power. However, the CBO's estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 438 basis points (100 basis points equal one percentage point) for the six-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) 7-day Index and the Bloomberg Fair Value 30-Year AAA Index.(6) The 10-year average using the same indexes was 244 basis points.(6) If the CBO's estimate of future inflation is realized, then buyers of longer term bonds will reap the rewards of attractive returns over inflation.

Tax-free bond supply also affected municipal bond market performance over the past six months. Thus far in 2009, tax-exempt bond issuance contracted 18% compared with the same period in 2008.(7) In August 2009 alone, tax-exempt new-issue supply declined 23.3% compared with August 2008.(7) The lack of tax-free offerings left investors with fewer bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply picture during the period are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the American Recovery and Reinvestment Act was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. These new municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced supply during the reporting period, we looked for opportunities to keep portfolios fully invested in longer term bonds, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. As of August 31, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(6.) Sources: Thomson Financial; Bloomberg LP. The SIFMA 7-Day Index is produced by Municipal Market Data and is composed of actual auction rate securities issues provided by broker dealers and auction agents. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.

(7.) Source: www.bondbuyer.com, "BABs Help Pump Up Volume," 9/1/09.


                              Semiannual Report | 5

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund invests predominantly in insured municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin Insured Tax-Free Income Fund
8/31/09

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               32.6%
AA                                13.3%
A                                 30.6%
BBB                                2.9%
Below Investment Grade             0.3%
Not Rated by S&P                  20.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       2.0%
AA or Aa       5.0%      0.3%
A              5.2%      1.2%
BBB or Baa     3.1%      3.5%
              ----       ---
Total         13.3%      7.0%
              ----       ---

We are pleased to bring you Franklin Insured Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 53.


                              Semiannual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund

                          DIVIDEND PER SHARE
         ----------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----    ----------   ----------   ----------   -------------
March    4.40 cents   3.89 cents   3.89 cents     4.49 cents
April    4.40 cents   3.89 cents   3.89 cents     4.49 cents
May      4.40 cents   3.89 cents   3.89 cents     4.49 cents
June     4.40 cents   3.88 cents   3.88 cents     4.49 cents
July     4.40 cents   3.88 cents   3.88 cents     4.49 cents
August   4.40 cents   3.88 cents   3.88 cents     4.49 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.20 on February 28, 2009, to $11.68 on August 31, 2009. The Fund's Class A shares paid dividends totaling 26.77 cents per share for the same period.(3) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.33% based on an annualization of the current 4.40 cent per share dividend and the maximum offering price of $12.20 on August 31, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.66% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                              8 | Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       19.2%
Hospital & Health Care                          18.7%
Prerefunded                                     14.2%
Subject to Government Appropriations            12.0%
General Obligation                              10.6%
Transportation                                   8.0%
Other Revenue                                    6.4%
Higher Education                                 5.7%
Tax-Supported                                    4.6%
Housing                                          0.6%

*    Does not include short-term investments and other net assets.


                              Semiannual Report | 9

Performance Summary as of 8/31/09

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTFIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.48    $11.68    $11.20
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2677

CLASS B (SYMBOL: FBITX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.48    $11.74    $11.26
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2363

CLASS C (SYMBOL: FRITX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.50    $11.81    $11.31
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2363

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   2/28/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.48    $11.68    $11.20
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2732


                             10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR    10-YEAR
-------                                      -------          ------   ------   ---------
Cumulative Total Return(1)                    +6.74%           +3.71%  +18.21%   +59.53%
Average Annual Total Return(2)                +2.18%           -0.67%   +2.50%    +4.32%
Avg. Ann. Total Return (9/30/09)(3)                            +9.51%   +3.21%    +4.76%
   Distribution Rate(4)                                4.33%
   Taxable Equivalent Distribution Rate(5)             6.66%
   30-Day Standardized Yield(6)                        3.88%
   Taxable Equivalent Yield(5)                         5.97%
   Total Annual Operating Expenses(7)                  0.63%

                                                                                INCEPTION
CLASS B                                      6-MONTH          1-YEAR   5-YEAR    (2/1/00)
-------                                      -------          ------   ------   ---------
Cumulative Total Return(1)                    +6.42%           +3.13%  +15.03%  +56.60%
Average Annual Total Return(2)                +2.42%           -0.83%   +2.50%   +4.79%
Avg. Ann. Total Return (9/30/09)(3)                            +9.76%   +3.20%   +5.18%
   Distribution Rate(4)                                3.96%
   Taxable Equivalent Distribution Rate(5)             6.09%
   30-Day Standardized Yield(6)                        3.51%
   Taxable Equivalent Yield(5)                         5.40%
   Total Annual Operating Expenses(7)                  1.18%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR    10-YEAR
-------                                      -------          ------   ------   ---------
Cumulative Total Return(1)                    +6.57%           +3.20%  +15.13%   +51.07%
Average Annual Total Return(2)                +5.57%           +2.21%   +2.86%    +4.21%
Avg. Ann. Total Return (9/30/09)(3)                           +12.77%   +3.56%    +4.65%
   Distribution Rate(4)                                3.93%
   Taxable Equivalent Distribution Rate(5)             6.05%
   30-Day Standardized Yield(6)                        3.54%
   Taxable Equivalent Yield(5)                         5.45%
   Total Annual Operating Expenses(7)                  1.18%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR    10-YEAR
----------------                             -------          ------   ------   ---------
Cumulative Total Return(1)                    +6.79%           +3.81%  +18.34%   +59.71%
Average Annual Total Return(2)                +6.79%           +3.81%   +3.43%    +4.79%
Avg. Ann. Total Return (9/30/09)(3)                           +14.56%   +4.14%    +5.23%
   Distribution Rate(4)                                4.61%
   Taxable Equivalent Distribution Rate(5)             7.09%
   30-Day Standardized Yield(6)                        4.13%
   Taxable Equivalent Yield(5)                         6.35%
   Total Annual Operating Expenses(7)                  0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +4.04% and +3.45%.


                             12 | Semiannual Report

Your Fund's Expenses

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,067.40              $3.28
Hypothetical (5% return before expenses)         $1,000           $1,022.03              $3.21
CLASS B
Actual                                           $1,000           $1,064.20              $6.14
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
CLASS C
Actual                                           $1,000           $1,065.70              $6.14
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
ADVISOR CLASS
Actual                                           $1,000           $1,067.90              $2.76
Hypothetical (5% return before expenses)         $1,000           $1,022.53              $2.70

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             14 | Semiannual Report

Franklin Massachusetts Tax-Free Income Fund
(formerly, Franklin Massachusetts Insured Tax-Free Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Massachusetts Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

(PIE CHART)

AAA ................   24.4%
AA .................   27.5%
A ..................   34.2%
Not Rated by S&P ...   13.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --       2.5%
AA or Aa                   2.5%      0.4%
A                          2.6%       --
BBB or Baa                 4.4%       --
Below Investment Grade      --       1.5%
                           ---       ---
Total                      9.5%      4.4%

We are pleased to bring you Franklin Massachusetts Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


                             Semiannual Report | 15

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Tax-Free Income Fund

                     DIVIDEND PER SHARE
         -----------------------------------------
MONTH      CLASS A      CLASS C    ADVISOR CLASS**
-----    ----------   ----------   ---------------
March    4.06 cents   3.56 cents              --
April    4.06 cents   3.56 cents              --
May      4.06 cents   3.56 cents              --
June     4.06 cents   3.54 cents              --
July     4.06 cents   3.54 cents      2.54 cents
August   4.06 cents   3.54 cents      4.15 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.94 on February 28, 2009, to $11.40 on August 31, 2009. The Fund's Class A shares paid dividends totaling 24.70 cents per share for the same period.(2) The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $11.91 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.64% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             16 | Semiannual Report

PORTFOLIO BREAKDOWN
Franklin Massachusetts Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Higher Education                               25.2%**
Prerefunded                                    24.8%
Other Revenue                                  12.9%
Transportation                                 12.7%
General Obligation                              8.4%
Utilities                                       6.5%
Tax-Supported                                   6.1%
Hospital & Health Care                          2.6%
Housing                                         0.4%
Subject to Government Appropriations            0.4%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as higher education. A change that affects one project may affect all similar projects, thereby increasing market risk.

COMMONWEALTH UPDATE

During the six months under review, Massachusetts' economy experienced a significant slowdown amid a severe national recession. Despite a deep and diverse economic base, the financial services-focused commonwealth suffered disproportionately from the global financial crisis and accompanying job losses. As of August, the unemployment rate was 9.1%, up from 7.7% at the beginning of the reporting period.(3) A depressed housing market and negative migration trends also pressured the struggling economy.

In a rapidly deteriorating revenue environment, Massachusetts made several forecast adjustments for its fiscal year 2009 budget and sought to close a $3.6 billion gap with swift spending cuts and revenue enhancements such as lifting certain sales tax exemptions and deferring pension contributions.(4) In addition to receiving $1.2 billion in federal aid, the commonwealth significantly drew down its budget stabilization fund to end the current fiscal year at approximately $766 million.(4) For fiscal year 2010, the most recent budget assessment projected an even greater estimated gap of $5 billion, which would necessitate expending the reserves further.(4) A proposed sales tax increase, however, pointed to greater emphasis on recurring revenue and spending measures rather than one-time solutions in the upcoming fiscal year.

Massachusetts' net tax-supported debt as a percentage of personal income was 8.9% and debt per capita was $4,323, compared with the national medians of 2.5% and $865.(5) The debt burden increased in recent years partly due to costs associated with the Massachusetts School Building Authorities and Massachusetts Turnpike Authority, the latter of which was in the process of being merged with other transportation agencies to save the government money. Despite the commonwealth's major revenue strains and high debt burden, Moody's Investors Service assigned a rating of Aa2 with a stable outlook for Massachusetts' general obligation bonds.(6) Massachusetts is bolstered by a strong financial position underpinned by a history of prudent and timely budget management practices.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Massachusetts (Commonwealth of)," 5/18/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Moody's rating of the Fund.


                             Semiannual Report | 17

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

In light of recent credit market conditions and recent and possible future downgrades of municipal bond insurers, the supply of insured Massachusetts municipal securities that met the Fund's previous investment guidelines was limited. We were no longer confident we would be able to meet the Fund's non-fundamental investment policy of investing at least 80% of net assets in insured municipal securities. Therefore, effective February 17, 2009, the Fund's name changed. In addition, the fundamental investment policy changed, and the Fund will buy only municipal securities rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities). Because of its historical investment policy of investing in insured municipal securities, the Fund's portfolio consisted predominantly of insured municipal securities at period-end, and the recent changes had little effect on performance.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             18 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMISX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.46    $11.40    $10.94
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2470

CLASS C (SYMBOL: FMAIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.46    $11.49    $11.03
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2160

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   7/1/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.31    $11.39    $11.08
DISTRIBUTIONS (7/1/09-8/31/09)
Dividend Income                  $0.0812

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.53%           +3.55%  +18.58%  +60.62%
Average Annual Total Return(2)                +1.97%           -0.84%   +2.57%   +4.40%
Avg. Ann. Total Return (9/30/09)(3)                            +8.24%   +3.22%   +4.85%
   Distribution Rate(4)                                4.09%
   Taxable Equivalent Distribution Rate(5)             6.64%
   30-Day Standardized Yield(6)                        3.24%
   Taxable Equivalent Yield(5)                         5.26%
   Total Annual Operating Expenses(7)                  0.66%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.19%           +2.87%  +15.32%  +51.95%
Average Annual Total Return(2)                +5.19%           +1.88%   +2.89%   +4.27%
Avg. Ann. Total Return (9/30/09)(3)                           +11.38%   +3.54%   +4.74%
   Distribution Rate(4)                                3.71%
   Taxable Equivalent Distribution Rate(5)             6.03%
   30-Day Standardized Yield(6)                        2.85%
   Taxable Equivalent Yield(5)                         4.63%
   Total Annual Operating Expenses(7)                  1.21%


                             Semiannual Report | 19

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +6.46%           +3.48%  +18.49%  +60.50%
Average Annual Total Return(2)                +6.46%           +3.48%   +3.45%   +4.85%
Avg. Ann. Total Return (9/30/09)(3)                           +12.93%   +4.11%   +5.30%
   Distribution Rate(4)                                4.37%
   Taxable Equivalent Distribution Rate(5)             7.10%
   30-Day Standardized Yield(6)                        3.48%
   Taxable Equivalent Yield(5)                         5.65%
   Total Annual Operating Expenses(7)                  0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +3.54%.


                             20 | Semiannual Report

Your Fund's Expenses

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
-------                                    -----------------   --------------   -----------------------
Actual                                            $1,000          $1,065.30              $3.49
Hypothetical (5% return before expenses)          $1,000          $1,021.83              $3.41

CLASS C
Actual                                            $1,000          $1,061.90              $6.34
Hypothetical (5% return before expenses)          $1,000          $1,019.06              $6.21

ADVISOR CLASS
Actual (7/1/09-8/31/09)                           $1,000          $1,035.40              $0.99
Hypothetical (5% return before expenses)          $1,000          $1,022.33              $2.91

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 184/365. (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since inception.


                             22 | Semiannual Report

Franklin Michigan Tax-Free Income Fund
(formerly, Franklin Michigan Insured Tax-Free Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Michigan Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                   (PIE CHART)

AAA ......................   43.2%
AA .......................   18.9%
A ........................   29.0%
BBB ......................    1.4%
Below Investment Grade ...    1.3%
Not Rated by S&P .........    6.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                       MOODY'S   INTERNAL
-------                       -------   --------
AAA or Aaa                      1.2%      1.6%
AA or Aa                        0.3%      0.1%
A                               2.6%      0.1%
Below Investment Grade          0.3%       --
                                ---       ---
Total                           4.4%      1.8%

We are pleased to bring you Franklin Michigan Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 80.


                             Semiannual Report | 23

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Tax-Free Income Fund

                          DIVIDEND PER SHARE
         ----------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----    ----------   ----------   ----------   -------------
March    4.26 cents   3.74 cents   3.74 cents     4.35 cents
April    4.26 cents   3.74 cents   3.74 cents     4.35 cents
May      4.26 cents   3.74 cents   3.74 cents     4.35 cents
June     4.33 cents   3.80 cents   3.79 cents     4.43 cents
July     4.33 cents   3.80 cents   3.79 cents     4.43 cents
August   4.33 cents   3.80 cents   3.79 cents     4.43 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.48 on February 28, 2009, to $11.85 on August 31, 2009. The Fund's Class A shares paid dividends totaling 26.15 cents per share for the same period.(2) The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20% based on an annualization of the current 4.33 cent per share dividend and the maximum offering price of $12.38 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Michigan personal income tax bracket of 39.45% would need to earn a distribution rate of 6.94% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             24 | Semiannual Report

PORTFOLIO BREAKDOWN
Franklin Michigan Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     29.4%
General Obligation                              21.6%
Utilities                                       14.6%
Higher Education                                10.5%
Hospital & Health Care                           9.8%
Subject to Government Appropriations             6.4%
Transportation                                   4.7%
Tax-Supported                                    1.9%
Other Revenue                                    1.1%

*    Does not include short-term investments and other net assets.

STATE UPDATE

The national recession exacerbated Michigan's years-long struggle with severe economic decline. The state's auto industry bankruptcies and restructurings pointed to a fundamental economic shift that at least in the near term hurt the already dismal employment picture, which was ridden by job losses in the past eight years with the bulk of cutbacks in the manufacturing sector and consistently higher-than-national average unemployment rate. As of August 2009, Michigan's unemployment rate was 15.2%, compared to the 9.7% national rate.(3) Underscoring this disparity was Michigan's gross domestic product growth, which ranked last among the 50 states for the five years ended 2008.(4) Partially as a result, out-migration by Michiganders has resulted in steady population declines in recent years.

In line with other states, Michigan struggled to reach operating fiscal balance while faced with plummeting tax collections under significant economic and financial pressures. The governor ordered unpaid furlough days for state employees and a one-day shutdown of state offices to save money. For the fiscal year 2009 budget, weakness in sales and income tax revenues led to a $1.3 billion deficit, which was bridged with one-time spending cuts and federal aid.(5) For fiscal year 2010, the state forecast a $1.7 billion budget gap and planned to close it by cutting state government jobs and closing certain tax loopholes while considering cuts in education and health and human services.(5) The state's budget stabilization fund was left intact at $2.2 million.(5)

Strengths in Michigan's fiscal profile included strong management practices such as a midyear consensus revenue estimating process and the state's debt and pension positions, which have required less funding in recent years, and per-capita debt ratios that have fallen after years of increases. Michigan's net tax-supported debt as a percentage of personal income was 2.2% and debt per capita was $766, compared with the national medians of 2.5% and $865.(6) Although Michigan has a modest debt burden, concerns that the exceedingly difficult economic conditions could overwhelm the state's ability to manage budgetary stress led Moody's Investors Service to revise its state outlook to negative.(7) Michigan's general obligation bonds retained their Aa3 rating with a negative outlook.(7)

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "State Review: Michigan," RATINGSDIRECT, 6/9/09.

(5.) Source: Moody's Investors Service, "New Issue: Michigan (State of),"
     7/9/09.

(6.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(7.) This does not indicate Moody's rating of the Fund.


                             Semiannual Report | 25

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

In light of recent credit market conditions and recent and possible future downgrades of municipal bond insurers, the supply of insured Michigan municipal securities that met the Fund's previous investment guidelines was limited. We were no longer confident we would be able to meet the Fund's nonfundamental investment policy of investing at least 80% of net assets in insured municipal securities. Therefore, effective February 17, 2009, the Fund's name changed. In addition, the fundamental investment policy changed, and the Fund will buy only municipal securities rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities). Because of its historical investment policy of investing in insured municipal securities, the Fund's portfolio consisted predominantly of insured municipal securities at period-end, and the recent changes had little effect on performance.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             26 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTTMX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.37    $11.85    $11.48
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2615

CLASS B (SYMBOL: FBMIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.37    $11.91    $11.54
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2295

CLASS C (SYMBOL: FRMTX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.37    $11.98    $11.61
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2292

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   2/28/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.38    $11.87    $11.49
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2673


                             Semiannual Report | 27

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH            1-YEAR   5-YEAR         10-YEAR
-------                                      -------            ------   ------   ------------------
Cumulative Total Return(1)                    +5.56%             +3.54%  +20.37%        +61.60%
Average Annual Total Return(2)                +1.07%             -0.85%   +2.89%         +4.46%
Avg. Ann. Total Return (9/30/09)(3)                              +8.44%   +3.40%         +4.80%
   Distribution Rate(4)                                  4.20%
   Taxable Equivalent Distribution Rate(5)               6.94%
   30-Day Standardized Yield(6)                          3.39%
   Taxable Equivalent Yield(5)                           5.45%
   Total Annual Operating Expenses(7)                    0.63%

CLASS B                                      6-MONTH            1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                      -------            ------   ------   ------------------
Cumulative Total Return(1)                    +5.24%             +2.87%  +17.03%        +57.41%
Average Annual Total Return(2)                +1.24%             -1.08%   +2.85%         +4.85%
Avg. Ann. Total Return (9/30/09)(3)                              +8.59%   +3.38%         +5.14%
   Distribution Rate(4)                                  3.82%
   Taxable Equivalent Distribution Rate(5)               6.31%
   30-Day Standardized Yield(6)                          3.01%
   Taxable Equivalent Yield(5)                           4.84%
   Total Annual Operating Expenses(7)                    1.18%

CLASS C                                      6-MONTH            1-YEAR   5-YEAR         10-YEAR
-------                                      -------            ------   ------   ------------------
Cumulative Total Return(1)                    +5.21%             +2.93%  +17.09%        +52.97%
Average Annual Total Return(2)                +4.21%             +1.94%   +3.21%         +4.34%
Avg. Ann. Total Return (9/30/09)(3)                             +11.60%   +3.75%         +4.69%
   Distribution Rate(4)                                  3.79%
   Taxable Equivalent Distribution Rate(5)               6.26%
   30-Day Standardized Yield(6)                          3.01%
   Taxable Equivalent Yield(5)                           4.84%
   Total Annual Operating Expenses(7)                    1.18%

ADVISOR CLASS(8)                             6-MONTH            1-YEAR   5-YEAR         10-YEAR
----------------                             -------            ------   ------   ------------------
Cumulative Total Return(1)                    +5.69%             +3.63%  +20.70%        +62.50%
Average Annual Total Return(2)                +5.69%             +3.63%   +3.83%         +4.95%
Avg. Ann. Total Return (9/30/09)(3)                             +13.35%   +4.37%         +5.29%
   Distribution Rate(4)                                  4.47%
   Taxable Equivalent Distribution Rate(5)               7.38%
   30-Day Standardized Yield(6)                          3.65%
   Taxable Equivalent Yield(5)                           5.87%
   Total Annual Operating Expenses(7)                    0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             28 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Michigan personal income tax rate of 39.45%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +4.72% and +4.03%.


                             Semiannual Report | 29

Your Fund's Expenses

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             30 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,055.60              $3.26
Hypothetical (5% return before expenses)         $1,000           $1,022.03              $3.21
CLASS B
Actual                                           $1,000           $1,052.40              $6.10
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
CLASS C
Actual                                           $1,000           $1,052.10              $6.10
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
ADVISOR CLASS
Actual                                           $1,000           $1,056.90              $2.75
Hypothetical (5% return before expenses)         $1,000           $1,022.53              $2.70

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 31

Franklin Minnesota Tax-Free Income Fund
(formerly, Franklin Minnesota Insured Tax-Free Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Minnesota Tax-Free Income Fund
8/31/09

                          % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
-------            -----------------------
AAA                         40.7%
AA                           8.5%
A                           11.1%
BBB                          0.4%
Not Rated by S&P            39.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     1.5%      0.8%
AA or Aa      30.7%       --
A              6.3%       --
              ----       ---
Total         38.5%      0.8%

We are pleased to bring you Franklin Minnesota Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


                             32 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Tax-Free Income Fund

                      DIVIDEND PER SHARE
         --------------------------------------------
MONTH      CLASS A      CLASS C      ADVISOR CLASS**
-----    ----------   ----------   ------------------
March    4.08 cents   3.53 cents               --
April    4.08 cents   3.53 cents               --
May      4.08 cents   3.53 cents               --
June     3.97 cents   3.41 cents               --
July     3.97 cents   3.41 cents       2.49 cents
August   3.97 cents   3.41 cents       4.07 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.80 on February 28, 2009, to $12.08 on August 31, 2009. The Fund's Class A shares paid dividends totaling 24.44 cents per share for the same period.(2) The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.73% based on an annualization of the current 3.92 cent per share dividend and the maximum offering price of $12.62 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.23% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income and caused dividends to decline slightly.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 33

PORTFOLIO BREAKDOWN
Franklin Minnesota Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                              41.8%
Hospital & Health Care                          17.0%
Utilities                                       11.8%
Prerefunded                                      7.6%
Tax-Supported                                    5.3%
Higher Education                                 4.8%
Transportation                                   4.0%
Subject to Government Appropriations             3.6%
Housing                                          2.9%
Other Revenue                                    1.2%

*    Does not include short-term investments and other net assets.

STATE UPDATE

During the six months under review, Minnesota's economy was affected by the country's severe recession and distressed housing market. The state's important home building supply industry struggled and plants closed, which hurt the economy. However, Minnesota's deep and diverse economy, with its mix of manufacturing, services and trade, supported by several regional hubs, provided a solid economic foundation and could serve as a positive force for the longer term. Personal income and wealth levels were above national averages, and as of August 2009, the state's unemployment rate was 8.0%, compared with the 9.7% national rate.(3)

In line with other states, Minnesota's revenues -- including sales taxes, personal income taxes and corporate business taxes -- declined significantly, and state legislators adjusted revenue projections down sharply. With its long history of institutionalized best practices, the state government responded swiftly to this difficult budget environment, and special legislative sessions were called to consider fiscal remedies. In addition, the governor has the statutory authority to unilaterally implement spending cuts without legislative approval, which proved to be instrumental in a severely depressed revenue environment. At the end of fiscal year 2009, the state closed its substantial $1.5 billion biennial budget gap and posted a modest $89 million operating surplus.(4) The state's budget reserves were depleted, but a $350 million cash flow account was left intact for the fiscal 2010-2011 biennium, which was projected to have a $4.6 billion gap.(4) Cuts primarily in education and health and human services, along with federal aid, were expected to close the massive imbalance.

Thanks to long-standing internal debt control policies, Minnesota's debt levels remained relatively low and in line with national averages. The state's net tax-supported debt as a percentage of personal income was 2.1% and debt per capita was $866, compared with the national medians of 2.5% and $865.(5) Based largely on the state's strong financial management policies and practices and its historical ability to weather fiscal challenges, independent credit rating agency Moody's Investors Service maintained its AAA rating with a stable outlook for Minnesota's general obligation bonds.(6)

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Minnesota (State of),"
     8/10/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Moody's rating of the Fund.


                             34 | Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

In light of recent credit market conditions and recent and possible future downgrades of municipal bond insurers, the supply of insured Minnesota municipal securities that met the Fund's previous investment guidelines was limited. We were no longer confident we would be able to meet the Fund's nonfundamental investment policy of investing at least 80% of net assets in insured municipal securities. Therefore, effective February 17, 2009, the Fund's name changed. In addition, the fundamental investment policy changed, and the Fund will buy only municipal securities rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities). Because of its historical investment policy of investing in insured municipal securities, the Fund's portfolio consisted predominantly of insured municipal securities at period-end, and the recent changes had little effect on performance.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 35

Performance Summary as of 8/31/09

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMINX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.28    $12.08    $11.80
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2444

CLASS C (SYMBOL: FMNIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.29    $12.18    $11.89
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2106

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09    7/1/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.17    $12.08    $11.91
DISTRIBUTIONS (7/1/09-8/31/09)
Dividend Income                  $0.0794

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.48%           +6.19%  +22.49%  +63.39%
Average Annual Total Return(2)                +0.07%           +1.64%   +3.24%   +4.58%
Avg. Ann. Total Return (9/30/09)(3)                            +9.49%   +3.65%   +4.88%
   Distribution Rate(4)                                3.73%
   Taxable Equivalent Distribution Rate(5)             6.23%
   30-Day Standardized Yield(6)                        3.22%
   Taxable Equivalent Yield(5)                         5.38%
   Total Annual Operating Expenses(7)                  0.66%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +4.24%           +5.64%  +19.21%  +54.83%
Average Annual Total Return(2)                +3.24%           +4.64%   +3.58%   +4.47%
Avg. Ann. Total Return (9/30/09)(3)                           +12.70%   +3.99%   +4.77%
   Distribution Rate(4)                                3.31%
   Taxable Equivalent Distribution Rate(5)             5.53%
   30-Day Standardized Yield(6)                        2.84%
   Taxable Equivalent Yield(5)                         4.74%
   Total Annual Operating Expenses(7)                  1.21%


                             36 | Semiannual Report

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +4.50%           +6.20%  +22.51%  +63.42%
Average Annual Total Return(2)                +4.50%           +6.20%   +4.14%   +5.03%
Avg. Ann. Total Return (9/30/09)(3)                           +14.38%   +4.56%   +5.34%
   Distribution Rate(4)                                3.99%
   Taxable Equivalent Distribution Rate(5)             6.66%
   30-Day Standardized Yield(6)                        3.46%
   Taxable Equivalent Yield(5)                         5.78%
   Total Annual Operating Expenses(7)                  0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +2.10%.


                             Semiannual Report | 37

Your Fund's Expenses

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             38 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,044.80              $3.35
Hypothetical (5% return before expenses)         $1,000           $1,021.93              $3.31
CLASS C
Actual                                           $1,000           $1,042.40              $6.18
Hypothetical (5% return before expenses)         $1,000           $1,019.16              $6.11
ADVISOR CLASS
Actual (7/1/09-8/31/09)                          $1,000           $1,021.00              $0.94
Hypothetical (5% return before expenses)         $1,000           $1,022.43              $2.80

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since inception.


                             Semiannual Report | 39

Franklin Ohio Tax-Free Income Fund
(formerly, Franklin Ohio Insured Tax-Free Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Ohio Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

(PIE CHART)

AAA ................   38.8%
AA .................   16.8%
A ..................   11.3%
BBB ................    1.3%
Not Rated by S&P ...   31.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.3%      5.3%
AA or Aa      11.4%       --
A             11.0%      0.1%
BBB or Baa     1.6%      2.1%
              ----       ---
Total         24.3%      7.5%

We are pleased to bring you Franklin Ohio Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.


                             40 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Tax-Free Income Fund

                          DIVIDEND PER SHARE
         ----------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----    ----------   ----------   ----------   -------------
March    4.30 cents   3.75 cents   3.75 cents     4.40 cents
April    4.30 cents   3.75 cents   3.75 cents     4.40 cents
May      4.30 cents   3.75 cents   3.75 cents     4.40 cents
June     4.30 cents   3.74 cents   3.73 cents     4.40 cents
July     4.30 cents   3.74 cents   3.73 cents     4.40 cents
August   4.30 cents   3.74 cents   3.73 cents     4.40 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.08 on February 28, 2009, to $12.40 on August 31, 2009. The Fund's Class A shares paid dividends totaling 26.15 cents per share for the same period.(2) The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.94% based on an annualization of the current 4.25 cent per share dividend and the maximum offering price of $12.95 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Ohio personal income tax bracket of 38.85% would need to earn a distribution rate of 6.44% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 41

PORTFOLIO BREAKDOWN
Franklin Ohio Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     31.7%
General Obligation                              24.4%
Utilities                                       11.6%
Higher Education                                 9.5%
Hospital & Health Care                           8.5%
Tax-Supported                                    5.3%
Subject to Government Appropriations             3.8%
Transportation                                   3.5%
Housing                                          0.8%
Other Revenue                                    0.5%
Corporate-Backed                                 0.4%

*    Does not include short-term investments and other net assets.

STATE UPDATE

Ohio's economic performance weakened substantially amid a severe national recession. The bankruptcies and restructurings of automakers Chrysler and General Motors, which led to plant closures and depressed the auto parts segment, put additional near-term pressure on the state. Although better diversified in recent years, Ohio's employment base is heavily exposed to the declining manufacturing sector, and the state's unemployment rate as of August 2009 reached a 25-year high of 10.8%.(3) The struggling labor market weighed on Ohio's already below-average personal income levels and increased risks of worsening out-migration and housing market trends.

In fiscal year 2009, the breadth of the economy's deterioration strained Ohio's available resources, tax revenue performance weakened, and the state lowered revenue forecasts repeatedly over the past year. The major weakness was in non-auto sales and use taxes and personal income tax revenue. The state proactively responded to the shortfalls with several budget-balancing actions including across-the-board spending reductions, expansion of the state-run lottery and a heavy reliance on federal aid. For the proposed 2010-2011 biennial budget, bridging sizable budget gaps would rely on significant nonrecurring revenue measures and require the depletion of the entire $1 billion budget stabilization fund in fiscal year 2011.(4)

Ohio's debt burden was moderate, yet for the first time the state restructured outstanding debt to defer principal repayment and provide some budget relief. The state's net tax-supported debt as a percentage of personal income was 2.8% and debt per capita was $962, compared with the national medians of 2.5% and $865.(5) Although Ohio has a history of taking proactive and timely steps in managing budget shortfalls, the state's fiscal well-being was weakened based on its planned exhaustion of budget reserves and greatly diminished liquidity position. In June, independent credit rating agency Moody's Investors Service lowered its rating of Ohio's general obligation bonds to Aa2 and revised its outlook to stable from negative.(6)

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Ohio (State of)," 6/15/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Moody's rating of the Fund.


                             42 | Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

In light of recent credit market conditions and recent and possible future downgrades of municipal bond insurers, the supply of insured Ohio municipal securities that met the Fund's previous investment guidelines was limited. We were no longer confident we would be able to meet the Fund's nonfundamental investment policy of investing at least 80% of net assets in insured municipal securities. Therefore, effective February 17, 2009, the Fund's name changed. In addition, the fundamental investment policy changed, and the Fund will buy only municipal securities rated in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities). Because of its historical investment policy of investing in insured municipal securities, the Fund's portfolio consisted predominantly of insured municipal securities at period-end, and the recent changes had little effect on performance.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 43

Performance Summary as of 8/31/09

FRANKLIN OHIO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTOIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $12.40    $12.08
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2615

CLASS B (SYMBOL: FBOIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $12.45    $12.13
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2276

CLASS C (SYMBOL: FOITX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.33    $12.52    $12.19
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2273

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   2/28/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $12.40    $12.08
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2676


                             44 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                      -------            ------   ------   -------
Cumulative Total Return(1)                    +4.85%             +5.16%  +22.29%  +63.53%
Average Annual Total Return(2)                +0.37%             +0.66%   +3.20%   +4.58%
Avg. Ann. Total Return (9/30/09)(3)                              +9.69%   +3.61%   +4.85%
   Distribution Rate(4)                                 3.94%
   Taxable Equivalent Distribution Rate(5)              6.44%
   30-Day Standardized Yield(6)                         2.87%
   Taxable Equivalent Yield(5)                          4.69%
   Total Annual Operating Expenses(7)                   0.64%

CLASS B                                      6-MONTH            1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                      -------            ------   ------   ------------------
Cumulative Total Return(1)                    +4.55%             +4.57%  +19.01%        +59.68%
Average Annual Total Return(2)                +0.55%             +0.57%   +3.19%         +5.00%
Avg. Ann. Total Return (9/30/09)(3)                              +9.86%   +3.60%         +5.24%
   Distribution Rate(4)                                 3.55%
   Taxable Equivalent Distribution Rate(5)              5.81%
   30-Day Standardized Yield(6)                         2.46%
   Taxable Equivalent Yield(5)                          4.02%
   Total Annual Operating Expenses(7)                   1.19%

CLASS C                                      6-MONTH            1-YEAR   5-YEAR   10-YEAR
-------                                      -------            ------   ------   -------
Cumulative Total Return(1)                    +4.60%             +4.62%  +19.06%  +54.86%
Average Annual Total Return(2)                +3.60%             +3.62%   +3.55%   +4.47%
Avg. Ann. Total Return (9/30/09)(3)                             +12.96%   +3.95%   +4.75%
   Distribution Rate(4)                                 3.52%
   Taxable Equivalent Distribution Rate(5)              5.76%
   30-Day Standardized Yield(6)                         2.47%
   Taxable Equivalent Yield(5)                          4.04%
   Total Annual Operating Expenses(7)                   1.19%

ADVISOR CLASS(8)                             6-MONTH            1-YEAR   5-YEAR   10-YEAR
----------------                             -------            ------   ------   -------
Cumulative Total Return(1)                    +4.91%             +5.27%  +22.43%  +63.71%
Average Annual Total Return(2)                +4.91%             +5.27%   +4.13%   +5.05%
Avg. Ann. Total Return (9/30/09)(3)                             +14.65%   +4.54%   +5.32%
   Distribution Rate(4)                                 4.21%
   Taxable Equivalent Distribution Rate(5)              6.91%
   30-Day Standardized Yield(6)                         3.10%
   Taxable Equivalent Yield(5)                          5.09%
   Total Annual Operating Expenses(7)                   0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 45

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Ohio personal income tax rate of 38.85%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.35% and +5.41%.


                             46 | Semiannual Report

Your Fund's Expenses

FRANKLIN OHIO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 47

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,048.50              $3.25
Hypothetical (5% return before expenses)         $1,000           $1,022.03              $3.21
CLASS B
Actual                                           $1,000           $1,045.50              $6.08
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
CLASS C
Actual                                           $1,000           $1,046.00              $6.09
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
ADVISOR CLASS
Actual                                           $1,000           $1,049.10              $2.74
Hypothetical (5% return before expenses)         $1,000           $1,022.53              $2.70

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the half year period.


                             48 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                              AUGUST 31, 2009  ------------------------------------------------------------------
CLASS A                                         (UNAUDITED)       2009         2008(a)        2007          2006          2005
-------                                      ----------------  ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ......     $    11.20     $    11.48    $    12.32    $    12.32    $    12.41    $    12.62
                                                ----------     ----------    ----------    ----------    ----------    ----------
Income from investment operations(b):
   Net investment income(c) ...............           0.26           0.52          0.52          0.53          0.54          0.55
   Net realized and unrealized gains
      (losses) ............................           0.49          (0.29)        (0.84)         0.01         (0.10)        (0.20)
                                                ----------     ----------    ----------    ----------    ----------    ----------
Total from investment operations ..........           0.75           0.23         (0.32)         0.54          0.44          0.35
                                                ----------     ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ..................          (0.27)         (0.51)        (0.52)        (0.53)        (0.53)        (0.55)
   Net realized gains .....................             --             --            --(d)      (0.01)           --         (0.01)
                                                ----------     ----------    ----------    ----------    ----------    ----------
Total distributions .......................          (0.27)         (0.51)        (0.52)        (0.54)        (0.53)        (0.56)
                                                ----------     ----------    ----------    ----------    ----------    ----------
Redemption fees(e) ........................             --             --(d)         --(d)         --(d)         --(d)         --(d)
                                                ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ............     $    11.68     $    11.20    $    11.48    $    12.32    $    12.32    $    12.41
                                                ==========     ==========    ==========    ==========    ==========    ==========
Total return(f) ...........................           6.74%          2.04%        (2.70)%        4.51%         3.65%         2.93%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ..................................           0.63%          0.63%         0.64%         0.63%         0.63%         0.63%
Net investment income .....................           4.56%          4.57%         4.28%         4.33%         4.37%         4.47%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........     $1,984,037     $1,807,929    $1,909,094    $1,821,006    $1,697,516    $1,602,174
Portfolio turnover rate ...................           0.92%         15.12%        15.60%         6.75%         4.94%         9.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 49

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED                 YEAR ENDED FEBRUARY 28,
                                              AUGUST 31, 2009  ----------------------------------------------------
CLASS B                                         (UNAUDITED)      2009     2008(a)      2007       2006       2005
-------                                      ----------------  -------    -------    -------    -------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ......       $ 11.26      $ 11.53    $ 12.37    $ 12.37    $ 12.47    $  12.67
                                                  -------      -------    -------    -------    -------    --------
Income from investment operations(b):
   Net investment income(c) ...............          0.23         0.46       0.45       0.46       0.47        0.48
   Net realized and unrealized gains
      (losses) ............................          0.49        (0.28)     (0.83)      0.01      (0.10)      (0.19)
                                                  -------      -------    -------    -------    -------    --------
Total from investment operations ..........          0.72         0.18      (0.38)      0.47       0.37        0.29
                                                  -------      -------    -------    -------    -------    --------
Less distributions from:
   Net investment income ..................         (0.24)       (0.45)     (0.46)     (0.46)     (0.47)      (0.48)
   Net realized gains .....................            --           --         --(d)   (0.01)        --       (0.01)
                                                  -------      -------    -------    -------    -------    --------
Total distributions .......................         (0.24)       (0.45)     (0.46)     (0.47)     (0.47)      (0.49)
                                                  -------      -------    -------    -------    -------    --------
Redemption fees(e) ........................            --           --(d)      --(d)      --(d)      --(d)       --(d)
                                                  -------      -------    -------    -------    -------    --------
Net asset value, end of period ............       $ 11.74      $ 11.26    $ 11.53    $ 12.37    $ 12.37    $  12.47
                                                  =======      =======    =======    =======    =======    ========
Total return(f) ...........................          6.42%        1.56%     (3.22)%     3.93%      3.07%       2.35%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ..................................          1.18%        1.18%      1.19%      1.18%      1.18%       1.18%
Net investment income .....................          4.01%        4.02%      3.73%      3.78%      3.82%       3.92%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........       $51,644      $56,475    $69,500    $83,644    $94,569    $103,378
Portfolio turnover rate ...................          0.92%       15.12%     15.60%      6.75%      4.94%       9.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             50 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                              AUGUST 31, 2009  --------------------------------------------------------
CLASS C                                         (UNAUDITED)      2009       2008(a)      2007        2006        2005
-------                                      ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ......      $  11.31      $  11.59    $  12.43    $  12.42    $  12.51    $  12.72
                                                 --------      --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ...............          0.23          0.47        0.46        0.47        0.48        0.49
   Net realized and unrealized gains
      (losses) ............................          0.51         (0.30)      (0.84)       0.01       (0.10)      (0.21)
                                                 --------      --------    --------    --------    --------    --------
Total from investment operations ..........          0.74          0.17       (0.38)       0.48        0.38        0.28
                                                 --------      --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ..................         (0.24)        (0.45)      (0.46)      (0.46)      (0.47)      (0.48)
   Net realized gains .....................            --            --          --(d)    (0.01)         --       (0.01)
                                                 --------      --------    --------    --------    --------    --------
Total distributions .......................         (0.24)        (0.45)      (0.46)      (0.47)      (0.47)      (0.49)
                                                 --------      --------    --------    --------    --------    --------
Redemption fees(e) ........................            --            --(d)       --(d)       --(d)       --(d)       --(d)
                                                 --------      --------    --------    --------    --------    --------
Net asset value, end of period ............      $  11.81      $  11.31    $  11.59    $  12.43    $  12.42    $  12.51
                                                 ========      ========    ========    ========    ========    ========
Total return(f) ...........................          6.57%         1.46%      (3.21)%      3.99%       3.06%       2.34%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ..................................          1.18%         1.18%       1.19%       1.17%       1.18%       1.18%
Net investment income .....................          4.01%         4.02%       3.73%       3.79%       3.82%       3.92%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $261,449      $196,085    $148,054    $141,913    $147,979    $138,027
Portfolio turnover rate ...................          0.92%        15.12%      15.60%       6.75%       4.94%       9.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 51

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED   PERIOD ENDED
                                                    AUGUST 31, 2009   FEBRUARY 28,
ADVISOR CLASS                                         (UNAUDITED)        2009(a)
-------------                                      ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...........       $  11.20          $ 11.86
                                                       --------          -------
Income from investment operations(b):
   Net investment income(c) ....................           0.27             0.36
   Net realized and unrealized gains
      (losses) .................................           0.48            (0.67)
                                                       --------          -------
Total from investment operations ...............           0.75            (0.31)
                                                       --------          -------
Less distributions from net investment income ..          (0.27)           (0.35)
                                                       --------          -------
Net asset value, end of period .................       $  11.68          $ 11.20
                                                       ========          =======
Total return(d) ................................           6.79%           (2.58)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................           0.53%            0.53%
Net investment income ..........................           4.66%            4.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $ 13,213          $ 1,417
Portfolio turnover rate ........................           0.92%           15.12%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS 97.5%
    ALABAMA 4.3%
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
       Insured, 5.25%, 8/15/21 .................................................................   $      2,490,000   $    2,590,820
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
       6/01/18 .................................................................................          5,000,000        4,930,750
    Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ............................................          2,000,000        1,960,440
    Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%,
       1/01/39 .................................................................................          5,000,000        5,125,650
    Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
       Pre-Refunded, 5.50%, 6/01/30 ............................................................          1,670,000        1,747,304
    East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
       Series A, NATL Insured, 5.25%, 9/01/28 ..................................................          7,000,000        6,468,840
    Helena Utilities Board Water and Sewer Revenue, NATL Insured, Pre-Refunded, 5.25%,
          4/01/27 ..............................................................................          3,260,000        3,636,367
          4/01/33 ..............................................................................          4,890,000        5,454,550
    Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
          10/01/24 .............................................................................          5,855,000        5,233,258
          10/01/25 .............................................................................          6,065,000        5,356,365
    Leeds Public Educational Building Authority Educational Facilities Revenue, Assured
       Guaranty, 5.125%, 4/01/38 ...............................................................         10,865,000       11,003,746
    Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
       12/01/35 ................................................................................          9,100,000        9,183,993
    Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36 .................................         10,000,000        9,557,900
    Muscle Shoals GO, wts., NATL Insured, Pre-Refunded, 5.50%, 8/01/30 .........................          2,000,000        2,132,520
    Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, 5.00%,
       5/15/35 .................................................................................          3,665,000        3,695,456
    Pell City GO, wts.,
          Refunding, XLCA Insured, 5.00%, 2/01/24 ..............................................          1,020,000        1,054,405
          XLCA Insured, 5.00%, 2/01/34 .........................................................          5,195,000        4,727,450
    Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest
       Student Housing LLC, Assured Guaranty, 6.75%, 7/01/38 ...................................          5,000,000        5,550,100
    University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
       5.00%, 9/01/41 ..........................................................................          5,000,000        4,422,900
    University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 ...................          5,975,000        6,116,309
                                                                                                                      --------------
                                                                                                                          99,949,123
                                                                                                                      --------------
    ALASKA 0.6%
    Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, BIG Insured,
       6.25%, 7/01/21 ..........................................................................              5,000            5,007
    Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ..........          3,000,000        3,008,850
    Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center, Assured
       Guaranty, 6.00%, 9/01/32 ................................................................         10,000,000       10,977,100
                                                                                                                      --------------
                                                                                                                          13,990,957
                                                                                                                      --------------
    ARIZONA 2.7%
    Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM, 7.70%,
       8/01/10 .................................................................................          2,800,000        2,980,348
    Cochise County USD No. 68 GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ........            500,000          522,740
    Downtown Phoenix Hotel Corp. Revenue,
          Senior Series A, FGIC Insured, 5.00%, 7/01/36 ........................................         15,000,000        9,226,200
          sub. bond, Series B, FGIC Insured, 5.00%, 7/01/36 ....................................          6,450,000        5,953,221


                             Semiannual Report | 53

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A,
       NATL Insured, ETM, 7.00%, 12/01/16 ......................................................   $        300,000   $      372,297
    Mesa IDAR, Discovery Health System, Series A, NATL Insured, Pre-Refunded,
          5.75%, 1/01/25 .......................................................................         18,000,000       18,491,760
          5.625%, 1/01/29 ......................................................................         12,655,000       12,995,546
    Tucson Water Revenue, Series B, FSA Insured, 5.00%, 7/01/32 ................................         12,000,000       12,471,720
                                                                                                                      --------------
                                                                                                                          63,013,832
                                                                                                                      --------------
    ARKANSAS 1.5%
    Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, NATL
       Insured, 6.50%, 7/01/10 .................................................................            415,000          421,233
    Arkansas State University Revenue, Arkansas State University-Beebe, Series B, AMBAC
       Insured, 5.00%,
          12/01/30 .............................................................................          3,250,000        3,260,107
          12/01/35 .............................................................................          3,045,000        2,874,906
    Benton Regional Public Water Authority Water Revenue, Refunding and Improvement, XLCA
       Insured, 5.00%, 10/01/35 ................................................................          5,230,000        5,139,992
    Little Rock School District GO,
          Refunding, Series B, FSA Insured, 5.50%, 2/01/33 .....................................          3,970,000        3,984,054
          Series C, FSA Insured, 5.25%, 2/01/33 ................................................          7,790,000        7,864,472
    Paragould Water and Electric Revenue, AMBAC Insured, Pre-Refunded, 5.65%, 12/01/25 .........          1,000,000        1,063,800
    Pulaski Technical College Revenue, Student Tuition and Fee, FGIC Insured, 5.00%,
       9/01/34 .................................................................................          2,190,000        2,193,614
    University of Arkansas University Revenues,
          AMBAC Insured, 5.00%, 11/01/36 .......................................................          3,205,000        3,249,069
          Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/32 .................          4,000,000        4,034,240
                                                                                                                      --------------
                                                                                                                          34,085,487
                                                                                                                      --------------
    CALIFORNIA 4.7%
    California State GO,
          Refunding, AMBAC Insured, 5.00%, 2/01/33 .............................................          7,000,000        6,765,430
          Refunding, NATL Insured, 5.00%, 2/01/31 ..............................................         20,000,000       19,511,400
          Refunding, NATL Insured, 5.00%, 10/01/32 .............................................          1,910,000        1,851,440
          Various Purpose, 6.00%, 4/01/38 ......................................................         30,000,000       31,791,000
          Various Purpose, Refunding, NATL Insured, 4.75%, 3/01/35 .............................         20,855,000       18,797,654
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...............         13,840,000       14,726,037
    Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
       5.50%, 2/01/14 ..........................................................................            200,000          204,058
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
       NATL Insured, 5.25%, 1/15/30 ............................................................          4,000,000        2,355,280
    San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty,
       5.00%, 8/01/22 ..........................................................................         10,000,000        9,877,900
    Val Verde USD, COP, School Construction Project,
          Refunding, Series B, FGIC Insured, 5.00%, 1/01/35 ....................................          1,680,000        1,263,007
          Series B, FGIC Insured, Pre-Refunded, 5.00%, 1/01/35 .................................            820,000          940,589
                                                                                                                      --------------
                                                                                                                         108,083,795
                                                                                                                      --------------


                             54 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO 4.9%
    Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured, 5.25%,
       10/01/32 ................................................................................   $     12,490,000   $   10,745,896
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%, 8/01/39 ......         25,000,000       25,374,500
    Broomfield COP, Refunding, AMBAC Insured, 6.00%, 12/01/29 ..................................          3,000,000        3,014,220
    Colorado Health Facilities Authority Revenue,
          Catholic Health Initiatives, Series C-7, FSA Insured, 5.00%, 9/01/36 .................         20,000,000       20,251,200
          Hospital, Refunding, Series B, FSA Insured, 5.25%, 3/01/36 ...........................         10,000,000       10,141,800
    Colorado State Board of Governors University Enterprise System Revenue, Series A,
       FGIC Insured, 5.00%, 3/01/37 ............................................................         10,000,000       10,087,000
    Denver City and County Airport Revenue, Series C, NATL Insured, ETM, 6.125%,
          11/15/25 .............................................................................          3,590,000        4,354,167
          11/15/25 .............................................................................          4,410,000        4,410,265
    Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA Insured,
       5.00%, 12/01/35 .........................................................................         15,000,000       11,272,650
    University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
          5.20%, 11/15/17 ......................................................................          5,425,000        5,428,038
          5.25%, 11/15/22 ......................................................................          7,800,000        7,777,302
                                                                                                                      --------------
                                                                                                                         112,857,038
                                                                                                                      --------------
    CONNECTICUT 0.2%
    Connecticut State Health and Educational Facilities Authority Revenue, Child Care Facilities
       Program, Series G, Assured Guaranty, 6.00%, 7/01/38 .....................................          5,000,000        5,427,250
                                                                                                                      --------------
    DISTRICT OF COLUMBIA 0.9%
    District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 .................            130,000          130,683
    District of Columbia Hospital Revenue, Children's Hospital Obligation, Sub Series 1,
       FSA Insured, 5.45%, 7/15/35 .............................................................         20,000,000       20,104,600
                                                                                                                      --------------
                                                                                                                          20,235,283
                                                                                                                      --------------
    FLORIDA 15.2%
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 .............................          1,000,000        1,021,600
    Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%,
          8/01/32 ..............................................................................         12,440,000       12,305,648
          8/01/37 ..............................................................................         13,000,000       12,656,020
    Broward County HFAR, FSA Insured,
          5.65%, 11/01/22 ......................................................................            405,000          405,433
          5.70%, 11/01/29 ......................................................................            225,000          225,038
    Broward County School Board COP,
          NATL Insured, 5.00%, 7/01/28 .........................................................          2,000,000        2,022,760
          Series A, FSA Insured, 5.00%, 7/01/22 ................................................          2,000,000        2,031,460
          Series A, FSA Insured, 5.00%, 7/01/26 ................................................          2,850,000        2,872,971
          Series A, FSA Insured, 5.00%, 7/01/30 ................................................          2,000,000        2,029,120
    Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 .........................          2,000,000        1,800,180
    Celebration CDD, Special Assessment, Series B, NATL Insured, 5.50%, 5/01/19 ................            195,000          195,082
    Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
          12/01/28 .............................................................................         11,050,000       11,104,918
          12/01/32 .............................................................................         13,665,000       13,676,069
    Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida
       Obligated Group, FSA Insured, Pre-Refunded, 5.00%, 8/15/29 ..............................          1,000,000        1,141,720


                             Semiannual Report | 55

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 .....   $      1,890,000   $    1,892,344
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ...          1,000,000          915,250
    Destin Capital Improvement Revenue, NATL Insured, 5.00%, 8/01/27 ...........................          1,315,000        1,219,584
    Escambia County HFA, SFMR, Multi-County Program, Refunding, Series A, NATL Insured,
       6.40%, 10/01/30 .........................................................................             45,000           45,265
    Escambia County Utilities Authority Utility System Revenue,
          FGIC Insured, 5.00%, 1/01/31 .........................................................          1,775,000        1,785,064
          Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ....................................          2,000,000        2,036,800
    Florida Gulf Coast University Financing Corp. Capital Improvement Revenue, Housing Project,
       Series A, NATL Insured, 5.00%, 2/01/37 ..................................................         10,000,000        9,911,100
    Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ...........          1,600,000        1,601,440
    Florida HFC Revenue,
          Housing, Logan's Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 .........          1,195,000        1,215,650
          Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 .........................          1,070,000        1,072,654
    Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
       5.00%, 8/01/32 ..........................................................................          3,570,000        3,405,958
    Florida State Board of Education Capital Outlay GO, Public Education,
          Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 ....................................          5,000,000        5,112,750
          Series B, FGIC Insured, 5.00%, 6/01/23 ...............................................          5,395,000        5,622,022
    Florida State Board of Education GO,
          Series C, NATL Insured, 5.00%, 6/01/27 ...............................................          4,245,000        4,330,282
          Series F, NATL Insured, 5.00%, 6/01/28 ...............................................          2,000,000        2,035,340
    Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
       Pre-Refunded, 5.25%, 7/01/30 ............................................................          2,000,000        2,100,000
    Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured, 5.00%,
       8/01/25 .................................................................................          2,000,000        2,026,840
    Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
       Series A, NATL Insured, 5.00%, 7/01/21 ..................................................          3,000,000        3,037,290
    Florida State Department of General Services Division Facilities Management Revenue,
       Florida Facilities Pool, Series B, FSA Insured, Pre-Refunded, 5.50%, 9/01/28 ............            550,000          555,500
    Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC
       Insured, 5.25%, 10/01/28 ................................................................          2,500,000        2,519,425
    Gulf Breeze Revenue,
          AMBAC Insured, 5.00%, 12/01/32 .......................................................          1,205,000          958,240
          FGIC Insured, 5.80%, 12/01/20 ........................................................          1,250,000        1,241,725
          Local Government Loan Program, Series C, FGIC Insured, 6.05%, 12/01/15 ...............          1,915,000        1,915,153
    Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30 .............................          1,150,000        1,098,342
    Hillsborough County School Board COP, Master Lease Program, Refunding, Series A, NATL
       Insured, 5.00%, 7/01/26 .................................................................          1,670,000        1,707,124
    Indian Trail Water Control District Improvement Revenue, NATL Insured, 5.75%, 8/01/16 ......          1,090,000        1,091,101
    Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured, 5.00%,
       10/01/25 ................................................................................          4,000,000        4,048,720
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
       5.00%, 10/01/32 .........................................................................          1,000,000          995,890
    Jacksonville Sales Tax Revenue,
          AMBAC Insured, 5.00%, 10/01/30 .......................................................          5,000,000        5,080,600
          Better Jacksonville, NATL Insured, 5.00%, 10/01/30 ...................................          1,500,000        1,508,175


                             56 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Transportation Revenue, NATL Insured,
          5.00%, 10/01/26 ......................................................................   $      2,000,000   $    2,025,100
          5.25%, 10/01/29 ......................................................................         11,000,000       11,128,810
    Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%,
       8/01/25 .................................................................................          1,000,000          990,980
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ......................          2,080,000        2,019,701
    Lee County Airport Revenue,
          Refunding, FSA Insured, 5.00%, 10/01/33 ..............................................          3,530,000        3,540,872
          Series B, FSA Insured, Pre-Refunded, 5.75%, 10/01/33 .................................          4,000,000        4,267,480
    Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%,
          4/01/32 ..............................................................................          1,460,000        1,258,286
          4/01/37 ..............................................................................         11,000,000        9,207,000
    Leon County COP, AMBAC Insured, 5.00%, 7/01/25 .............................................          8,935,000        9,011,484
    Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34 ........................................          2,595,000        2,642,047
    Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ........................          1,500,000        1,515,540
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .........................          3,000,000        2,969,220
    Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
          Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 ...................................          1,625,000        1,357,135
          Series B, FGIC Insured, 5.75%, 10/01/29 ..............................................          2,500,000        2,537,500
          Series B, FGIC Insured, 5.00%, 10/01/30 ..............................................          3,500,000        3,454,955
    Miami-Dade County GO, Building Better Communities Program, FGIC Insured, 5.00%,
       7/01/33 .................................................................................          2,000,000        2,017,960
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured,
       5.00%, 6/01/31 ..........................................................................          1,650,000        1,480,033
    Miami-Dade County School Board COP, Series A, FGIC Insured, 5.00%,
          5/01/25 ..............................................................................          5,000,000        4,909,150
          5/01/26 ..............................................................................         17,080,000       16,626,868
          5/01/27 ..............................................................................         10,775,000       10,502,931
    Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 ...........          2,000,000        2,026,060
    Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 .......................          1,000,000        1,000,420
    Orange County Health Facilities Authority Revenue, Hospital, Orlando Regional Healthcare,
       Series B, FSA Insured, 5.00%, 12/01/32 ..................................................          7,000,000        6,604,640
    Orange County School Board COP,
          AMBAC Insured, 5.50%, 8/01/25 ........................................................          1,000,000        1,035,400
          Series A, NATL Insured, 5.00%, 8/01/27 ...............................................         10,000,000       10,058,700
    Orange County Tourist Development Tax Revenue, AMBAC Insured, Pre-Refunded, 5.50%,
       10/01/31 ................................................................................          1,000,000        1,004,000
    Orlando-Orange County Expressway Authority Revenue,
          junior lien, FGIC Insured, 6.50%, 7/01/10 ............................................            100,000          103,698
          junior lien, FGIC Insured, 6.50%, 7/01/12 ............................................            225,000          250,196
          Series B, AMBAC Insured, 5.00%, 7/01/35 ..............................................         20,000,000       19,741,600
    Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%,
       12/01/17 ................................................................................            480,000          481,094
    Osceola County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
       6/01/27 .................................................................................         13,000,000       14,426,750
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ..............          3,000,000        2,987,670
    Palm Beach County IDR, South Florida Fair Project, NATL Insured, 5.50%, 6/01/31 ............          2,000,000        2,001,120


                             Semiannual Report | 57

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Palm Beach County School Board COP, Series A,
          AMBAC Insured, Pre-Refunded, 5.125%, 8/01/24 .........................................   $      2,000,000   $    2,186,220
          FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ...........................................          3,000,000        3,182,520
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ................          2,000,000        1,931,320
    Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%, 12/01/33 .......          2,185,000        2,230,011
    Pembroke Pines Public Improvement Revenue,
          Series A, AMBAC Insured, 5.00%, 10/01/29 .............................................          2,000,000        1,979,920
          Series B, AMBAC Insured, 5.00%, 10/01/34 .............................................          2,000,000        1,980,180
    Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
       5.00%, 11/15/30 .........................................................................          4,000,000        3,902,680
    Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ................................          3,000,000        3,060,810
    Polk County Public Facilities Revenue, NATL Insured, 5.00%, 12/01/33 .......................          2,000,000        1,980,440
    Polk County School Board COP, Series A, FSA Insured, 5.00%,
          1/01/24 ..............................................................................          5,000,000        5,004,700
          1/01/26 ..............................................................................          1,000,000        1,008,670
    Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
          10/01/30 .............................................................................          1,000,000          989,680
          10/01/34 .............................................................................          2,000,000        1,980,180
    Port Orange GO, NATL Insured, 5.00%, 4/01/33 ...............................................          1,755,000        1,785,414
    Port St. Lucie Utility Revenue, NATL Insured, 5.00%, 9/01/34 ...............................          8,420,000        8,336,979
    St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
       Management Benefit, senior lien, Refunding, Series A, NATL Insured, 5.25%, 5/01/25 ......          5,000,000        4,276,950
    St. Lucie West Services District Utility Revenue, senior lien, NATL Insured, 6.125%,
       10/01/32 ................................................................................          2,240,000        2,294,925
    Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
       11/01/15 ................................................................................            245,000          301,328
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ................          2,000,000        2,123,980
    Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%,
       10/01/29 ................................................................................          2,000,000        2,203,140
    Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ............................          1,000,000        1,015,740
    University of Central Florida Athletics Assn. Inc. COP, Series A, FGIC Insured, 5.00%,
          10/01/27 .............................................................................          1,000,000          930,830
          10/01/30 .............................................................................          1,485,000        1,371,680
    University of Central Florida COP, University of Central Florida Convocation Corp., Series A,
       FGIC Insured, 5.00%, 10/01/35 ...........................................................          1,500,000        1,329,840
    Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University,
       Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 .....................................          3,500,000        3,522,400
                                                                                                                      --------------
                                                                                                                         351,668,584
                                                                                                                      --------------
    GEORGIA 4.6%
    Athens Housing Authority Student Housing Lease Revenue, University of Georgia,
       East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ..................................          6,000,000        5,708,280
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%,
       1/01/26 .................................................................................         13,750,000       14,116,712
    Atlanta Water and Wastewater Revenue,
          FSA Insured, 5.00%, 11/01/37 .........................................................         15,000,000       14,998,950
          Series A, FGIC Insured, 5.00%, 11/01/29 ..............................................          4,750,000        4,333,710


                             58 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Brunswick Water and Sewer Revenue, Refunding and Improvement, NATL Insured, 6.10%,
       10/01/14 ................................................................................   $      1,535,000   $    1,690,419
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.25%, 7/01/33 .............         14,825,000       15,288,726
    Cherokee County Water and Sewer Authority Revenue,
          FGIC Insured, 5.00%, 8/01/27 .........................................................          1,500,000        1,514,850
          NATL Insured, 6.90%, 8/01/18 .........................................................             15,000           15,007
    Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ..........          3,500,000        3,595,200
    Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37 .........          6,450,000        6,305,843
    East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
       5.00%, 2/01/30 ..........................................................................         11,360,000       10,978,758
    Fulton County Development Authority Revenue, Georgia Institute of Technology Athletic
       Assn., Refunding, AMBAC Insured, 5.125%, 10/01/32 .......................................          9,000,000        9,095,850
    Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
       Regional Healthcare Systems, NATL Insured, 5.50%, 8/01/19 ...............................         15,000,000       15,126,150
    Henry County Water and Sewer Authority Revenue, FGIC Insured, Pre-Refunded, 5.625%,
       2/01/30 .................................................................................          3,500,000        3,610,705
                                                                                                                      --------------
                                                                                                                         106,379,160
                                                                                                                      --------------
    HAWAII 0.5%
    Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
          5/01/12 ..............................................................................          1,000,000        1,101,300
          5/01/13 ..............................................................................          1,000,000        1,126,070
    Honolulu City and County GO, Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 .............          6,250,000        6,331,437
    Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 .....................          1,755,000        1,845,453
                                                                                                                      --------------
                                                                                                                          10,404,260
                                                                                                                      --------------
    ILLINOIS 1.1%
    Illinois Health Facilities Authority Revenue,
          Northwestern Medical Facility Foundation, Refunding, NATL Insured, 5.125%,
             11/15/28 ..........................................................................          5,000,000        4,234,600
          Series B, FSA Insured, ETM, 7.75%, 8/15/10 ...........................................             50,000           53,506
    Illinois State Finance Authority Revenue, Edward Hospital, Series A, AMBAC Insured, 5.50%,
       2/01/40 .................................................................................          4,000,000        3,496,120
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
       Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ...................          4,225,000        4,225,422
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ........            300,000          364,419
    Saline Valley Conservancy District Waterworks Revenue, Saline Valley Conservancy District,
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41 ......................................          7,000,000        6,742,330
    St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source,
       Refunding, AMBAC Insured, 5.125%, 1/01/28 ...............................................          7,135,000        7,406,273
                                                                                                                      --------------
                                                                                                                          26,522,670
                                                                                                                      --------------
    INDIANA 0.5%
    Indiana Health and Educational Facilities Finance Authority Revenue, St. Francis, Series E,
       FSA Insured, 5.25%, 5/15/41 .............................................................          3,750,000        3,626,100
    Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
       Assured Guaranty, 5.50%, 1/01/38 ........................................................          8,650,000        9,021,085
                                                                                                                      --------------
                                                                                                                          12,647,185
                                                                                                                      --------------


                             Semiannual Report | 59

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KANSAS 0.7%
    Overland Park Development Corp. Revenue, second tier, Convention, Refunding, Series B,
       AMBAC Insured, 5.125%, 1/01/32 ..........................................................   $     20,000,000   $   16,910,200
                                                                                                                      --------------
    KENTUCKY 1.9%
    Kentucky Economic Development Finance Authority Health System Revenue, Norton
       Healthcare Inc.,
          Refunding, Series C, NATL Insured, 6.05%, 10/01/20 ...................................          8,505,000        8,637,933
          Series C, NATL Insured, Pre-Refunded, 6.05%, 10/01/20 ................................          4,255,000        5,009,794
          Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/26 ................................         12,195,000       14,406,076
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, NATL Insured, 5.00%, 9/01/37 ..................................................         10,000,000        9,955,200
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
       Series A, NATL Insured, 5.50%, 5/15/34 ..................................................          5,000,000        5,141,200
                                                                                                                      --------------
                                                                                                                          43,150,203
                                                                                                                      --------------
    LOUISIANA 1.7%
    Louisiana Local Government Environmental Facilities and CDA Revenue, Parking Facilities
       Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .........................          5,480,000        5,462,190
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2, Assured
       Guaranty, 6.75%, 6/01/26 ................................................................         21,000,000       23,496,480
    Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 .........         10,000,000       10,073,100
                                                                                                                      --------------
                                                                                                                          39,031,770
                                                                                                                      --------------
    MAINE 1.0%
    Maine Educational Loan Authority Student Loan Revenue, A, Series A-3, Assured Guaranty,
       5.875%, 12/01/39 ........................................................................         23,000,000       23,723,810
    Maine State Health and Higher Educational Facilities Authority Revenue, Series C, FSA
       Insured, 6.20%, 7/01/25 .................................................................            100,000          100,011
                                                                                                                      --------------
                                                                                                                          23,823,821
                                                                                                                      --------------
    MARYLAND 1.7%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
       9/01/32 .................................................................................         10,000,000        7,215,400
    Baltimore Project Revenue, Water Projects, Refunding, Series A, FGIC Insured, 5.125%,
       7/01/42 .................................................................................         11,000,000       11,112,970
    Baltimore Revenue, Water Projects, Series A, FSA Insured, Pre-Refunded, 5.75%,
       7/01/30 .................................................................................          5,880,000        6,142,189
    Maryland State Health and Higher Educational Facilities Authority Revenue,
          LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 .......................          9,000,000        9,039,870
          University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ........            200,000          237,502
          Western Maryland Health, Series A, NATL Insured, 5.00%, 7/01/34 ......................          5,000,000        4,840,800
                                                                                                                      --------------
                                                                                                                          38,588,731
                                                                                                                      --------------
    MASSACHUSETTS 4.0%
    Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute,
       NATL Insured, 5.00%, 9/01/47 ............................................................         25,050,000       23,944,293
    Massachusetts State GO, Consolidated Loan, Series D, NATL Insured,
          ETM, 5.00%, 8/01/27 ..................................................................          3,535,000        3,879,733
          Pre-Refunded, 5.00%, 8/01/27 .........................................................            855,000          938,380


                             60 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Health and Educational Facilities Authority Revenue,
          CareGroup Issue, Refunding, Series A, NATL Insured, 5.00%, 7/01/25 ...................   $      3,880,000   $    3,598,972
          CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25 ................            750,000          857,378
          Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ..................          4,415,000        3,990,807
          Emmanuel College, NATL Insured, 5.00%, 7/01/37 .......................................         21,685,000       19,577,652
          Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ........................          3,000,000        3,002,370
          Partners Healthcare System, Series A, NATL Insured, 5.375%, 7/01/24 ..................          9,485,000        9,513,834
          Simmons College, Series C, NATL Insured, 5.125%, 10/01/28 ............................          4,260,000        4,048,363
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Refunding,
       Series B, NATL Insured, 5.125%, 1/01/37 .................................................          2,100,000        2,035,320
    Massachusetts State Water Resources Authority Revenue, Refunding, Series J, FSA Insured,
       5.00%, 8/01/32 ..........................................................................         16,250,000       16,637,887
                                                                                                                      --------------
                                                                                                                          92,024,989
                                                                                                                      --------------
    MICHIGAN 11.0%
    Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
       11/01/33 ................................................................................          8,135,000        8,297,456
    Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ..............          8,650,000        8,776,896
    Detroit City School District GO, School Building and Site Improvement, Series A, FSA
       Insured, Pre-Refunded, 5.125%, 5/01/31 ..................................................          6,500,000        7,155,330
    Detroit Public Improvements GO, Series A-1, NATL Insured, 5.00%, 4/01/21 ...................         12,390,000       10,550,828
    Detroit Sewer Disposal System Revenue,
          second lien, Series B, NATL Insured, 5.00%, 7/01/36 ..................................         15,000,000       13,363,200
          senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ........................          2,905,000        2,885,246
          senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ...................          6,000,000        6,460,740
          senior lien, Series B, FSA Insured, 7.50%, 7/01/33 ...................................          6,000,000        7,246,440
    Detroit Water Supply System Revenue,
          second lien, Series B, FSA Insured, 7.00%, 7/01/36 ...................................          5,000,000        5,705,900
          senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ....................         10,185,000       10,913,024
          senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ....................          9,815,000       10,600,200
          senior lien, Series A, FSA Insured, 5.00%, 7/01/34 ...................................          7,040,000        6,873,222
          senior lien, Series A, NATL Insured, 5.00%, 7/01/34 ..................................         10,150,000        9,427,523
    Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34 .................         18,285,000       18,541,904
    Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series A,
       AMBAC Insured, 5.25%, 6/01/17 ...........................................................            500,000          482,085
    Michigan Municipal Bond Authority Revenue, Clean Water State Revolving Fund,
       NATL Insured, 5.00%, 10/01/23 ...........................................................          5,095,000        5,219,980
    Michigan State Building Authority Revenue, Refunding, Series IA,
          FGIC Insured, 5.00%, 10/15/36 ........................................................         10,000,000        9,138,800
          FSA Insured, 5.00%, 10/15/36 .........................................................         28,895,000       27,895,522
    Michigan State Hospital Finance Authority Revenue,
          Hospital, Botsford Obligated Group, Refunding, Series A, NATL Insured, 5.25%,
             2/15/22 ...........................................................................          2,000,000        1,835,140
          Oakwood Obligated Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ............         10,000,000       10,008,000
          Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36 ....................         13,000,000       10,741,120
          St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .........          2,085,000        2,201,322
          Trinity Health Credit Group, Series A, 6.50%, 12/01/33 ...............................         25,000,000       26,678,000


                             Semiannual Report | 61

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
       Control Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%,
          5/01/21 ..............................................................................   $        250,000   $      300,148
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 .........         10,000,000       10,014,100
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 ................................................................................         15,000,000       16,356,000
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
       Series M, NATL Insured, 5.25%, 11/15/31 .................................................          4,000,000        3,376,080
    Saginaw Valley State University Revenue, General, Refunding, AMBAC Insured, 5.30%,
       7/01/28 .................................................................................          3,400,000        3,402,686
                                                                                                                      --------------
                                                                                                                         254,446,892
                                                                                                                      --------------
    MINNESOTA 1.4%
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 .............................          2,475,000        2,609,417
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, sub. bond,
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/35 ......................................         15,000,000       14,517,600
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, NATL Insured, 5.75%, 11/15/26 ......................................            180,000          180,070
    Minnesota State HFAR, Rental Housing, Refunding, Series D, NATL Insured, 6.00%,
       2/01/22 .................................................................................            175,000          175,641
    Sauk Rapids ISD No. 047 GO, Series A, NATL Insured, 5.75%, 2/01/26 .........................         11,850,000       12,596,905
    Woodbury COP, Series A, AMBAC Insured, Pre-Refunded, 5.35%, 2/01/21 ........................          2,915,000        2,974,204
                                                                                                                      --------------
                                                                                                                          33,053,837
                                                                                                                      --------------
    MISSISSIPPI 0.4%
    Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
       Series A, FGIC Insured, ETM, 8.50%, 2/01/13 .............................................            200,000          237,104
    Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency, Series A,
       XLCA Insured, 5.00%, 3/01/36 ............................................................         10,915,000        8,965,254
                                                                                                                      --------------
                                                                                                                           9,202,358
                                                                                                                      --------------
    MISSOURI 0.7%
    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       St. Luke's Health System, Series B, 5.50%, 11/15/35 .....................................         15,000,000       15,580,050
                                                                                                                      --------------
    NEBRASKA 1.2%
    Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, NATL
       Insured, ETM, 6.70%, 6/01/22 ............................................................          2,500,000        3,116,925
    Lincoln Electric System Revenue, FSA Insured, 4.75%, 9/01/35 ...............................         23,500,000       23,658,390
                                                                                                                      --------------
                                                                                                                          26,775,315
                                                                                                                      --------------
    NEVADA 0.2%
    Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ...................................            250,000          293,800
    Clark County School District GO, Series A, NATL Insured, 7.00%, 6/01/10 ....................          4,000,000        4,171,640
                                                                                                                      --------------
                                                                                                                           4,465,440
                                                                                                                      --------------
    NEW JERSEY 2.3%
    Essex County Improvement Authority Revenue, Garden State Cancer Center Project, AMBAC
       Insured, 6.00%, 12/01/20 ................................................................          2,390,000        2,380,058
    Middlesex County COP, NATL Insured, 5.30%, 6/15/29 .........................................          3,575,000        3,582,364


                             62 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, NATL Insured,
       5.00%, 9/01/34 ..........................................................................   $      1,500,000   $    1,511,595
    New Jersey EDA Revenue,
          Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/29 ..............          3,450,000        3,436,856
          Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/34 ..............         21,250,000       21,311,837
          Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ....................          4,000,000        4,040,920
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Series A, 6.00%, 12/15/38 ...............................................................         15,000,000       16,416,750
    New Jersey State Turnpike Authority Turnpike Revenue,
          2005, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 .............................             50,000           56,204
          2005, Series C, AMBAC Insured, ETM, 6.50%, 1/01/16 ...................................             20,000           23,548
          Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 ................................            230,000          270,807
                                                                                                                      --------------
                                                                                                                          53,030,939
                                                                                                                      --------------
    NEW YORK 3.0%
    Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ..............            900,000          942,525
    MTA Revenue, Series B, NATL Insured, 5.00%, 11/15/28 .......................................         20,000,000       20,141,600
    MTA Service Contract Revenue, Series B, NATL Insured, 5.00%, 1/01/31 .......................          7,000,000        7,126,910
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
          Refunding, Series B, NATL Insured, 5.00%, 8/01/32 ....................................          2,230,000        2,257,518
          Series A, FGIC Insured, 5.125%, 8/01/33 ..............................................         14,590,000       14,798,200
    New York State Dormitory Authority Revenues,
          Mental Health Services Facilities Improvement, Series B, NATL Insured, Pre-Refunded,
             5.25%, 8/15/31 ....................................................................          5,935,000        6,459,476
          State Supported Debt, Mental Health Services Facilities Improvement, Series B, NATL
             Insured, 5.25%, 8/15/31 ...........................................................          5,530,000        5,558,258
          State Supported Debt, Mental Health Services Facilities Improvement, Series B, NATL
             Insured, Pre-Refunded, 5.25%, 8/15/31 .............................................          3,535,000        3,847,388
          Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ...............................          4,000,000        4,051,440
    Triborough Bridge and Tunnel Authority Revenues, Refunding, NATL Insured, 5.00%,
       11/15/32 ................................................................................          5,000,000        5,074,900
                                                                                                                      --------------
                                                                                                                          70,258,215
                                                                                                                      --------------
    NORTH CAROLINA 0.6%
    North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project, AMBAC
       Insured, 5.00%, 6/01/17 .................................................................          5,000,000        5,003,050
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, NATL Insured, ETM,
       6.50%, 1/01/10 ..........................................................................             20,000           20,402
    Raleigh-Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
          11/01/25 .............................................................................          5,000,000        5,089,350
          11/01/31 .............................................................................          4,000,000        4,021,480
                                                                                                                      --------------
                                                                                                                          14,134,282
                                                                                                                      --------------
    NORTH DAKOTA 1.3%
    Cass County Health Facilities Revenue, Health Care, Essential Obligation, Series D, Assured
       Guaranty, 5.00%, 2/15/40 ................................................................         31,970,000       29,486,890
                                                                                                                      --------------


                             Semiannual Report | 63

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO 2.9%
    Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
       12/01/33 ................................................................................   $      5,000,000   $    5,041,450
    Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ....................         13,780,000       13,784,272
    Fairview Park City School District GO, School Improvement, NATL Insured, 5.00%,
          12/01/29 .............................................................................          1,460,000        1,486,134
          12/01/33 .............................................................................          2,000,000        2,001,820
    Jefferson Area Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, 5.00%, 12/01/31 ...........................................................          4,085,000        4,113,064
    Licking Heights Local School District GO, School Facilities Construction and Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ..................................          3,465,000        3,684,993
    Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group, Refunding, AMBAC
       Insured, 5.375%, 11/15/29 ...............................................................          5,000,000        4,424,750
    Medina City School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 ................          7,500,000        7,589,700
    Olentangy Local School District GO, School Facilities Construction and Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 12/01/32 ...................................         11,450,000       13,193,262
    Reynoldsburg City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/31 ............................................................          4,000,000        4,071,640
    Springfield City School District GO, FGIC Insured, Pre-Refunded, 5.20%, 12/01/23 ...........          3,860,000        4,302,665
    Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
       5.00%, 12/01/32 .........................................................................          4,000,000        4,010,320
                                                                                                                      --------------
                                                                                                                          67,704,070
                                                                                                                      --------------
    OKLAHOMA 0.0%(a)
    McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23 ..........................            300,000          323,994
                                                                                                                      --------------
    OREGON 0.4%
    Ontario Catholic Health Revenue, Holy Rosary Medical Center, NATL Insured, 5.50%,
       11/15/12 ................................................................................            570,000          570,570
    Oregon Health and Science University Revenue,
          Refunding, Series B, NATL Insured, 5.25%, 7/01/15 ....................................            460,000          460,083
          Series A, NATL Insured, 5.00%, 7/01/32 ...............................................          8,000,000        7,298,800
                                                                                                                      --------------
                                                                                                                           8,329,453
                                                                                                                      --------------
    PENNSYLVANIA 2.5%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A, NATL
       Insured, Pre-Refunded, 6.50%, 11/15/30 ..................................................         10,000,000       10,915,700
    Centre County Hospital Authority Revenue, Hospital, Mount Nittany Medical Center Project,
       Assured Guaranty,
          5.875%, 11/15/29 .....................................................................          1,000,000        1,032,620
          6.125%, 11/15/39 .....................................................................          3,000,000        3,068,550
          6.25%, 11/15/44 ......................................................................          2,500,000        2,557,475
    Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
       9/01/19 .................................................................................            500,000          602,970
    Pennsylvania State Public School Building Authority Lease Revenue, School District of
       Philadelphia Project, Refunding, Series B, FSA Insured, 4.75%, 6/01/30 ..................          6,000,000        6,091,440
    Pennsylvania State Turnpike Commission Turnpike Revenue,
          Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38 ................         10,000,000       10,927,600
          sub. bond, Series A, Assured Guaranty, 5.00%, 6/01/39 ................................         10,000,000       10,161,300
    Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
       5.00%, 8/01/32 ..........................................................................          4,000,000        4,016,720


                             64 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, Pre-Refunded, 5.25%,
       11/01/24 ................................................................................   $      2,000,000   $    2,237,900
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
       Tax, AMBAC Insured, 5.25%, 2/01/31 ......................................................          6,000,000        5,841,720
    Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ............             70,000           79,600
                                                                                                                      --------------
                                                                                                                          57,533,595
                                                                                                                      --------------
    RHODE ISLAND 0.5%
    Rhode Island Clean Water Finance Agency Revenue, Cranston Wastewater Treatment System,
       NATL Insured, 5.80%, 9/01/22 ............................................................          7,785,000        7,271,890
    Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport Corp.
       Project, CIFG Insured, 5.00%, 7/01/31 ...................................................          5,730,000        5,309,361
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
       Lifespan Obligated Group, Refunding, NATL Insured, 5.75%, 5/15/23 .......................            100,000          100,400
                                                                                                                      --------------
                                                                                                                          12,681,651
                                                                                                                      --------------
    SOUTH CAROLINA 2.0%
    Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, 1/01/21 ..            200,000          224,168
    Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
       Series A, FSA Insured, ETM, 7.125%, 7/01/17 .............................................          2,020,000        2,372,672
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%, 12/01/31 ...................................................         17,800,000       18,123,426
    South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding, Series A,
       FSA Insured, 5.00%, 8/01/35 .............................................................         20,000,000       20,139,800
    South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
       Series A, AMBAC Insured, 5.20%, 11/01/27 ................................................          5,000,000        5,153,750
                                                                                                                      --------------
                                                                                                                          46,013,816
                                                                                                                      --------------
    SOUTH DAKOTA 0.4%
    Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18 ...................................          5,000,000        5,075,150
    South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .........................          2,720,000        3,105,587
                                                                                                                      --------------
                                                                                                                           8,180,737
                                                                                                                      --------------
    TENNESSEE 0.5%
    Johnson City Health and Educational Facilities Board Hospital Revenue,
          Medical Center Hospital, Refunding and Improvement, NATL Insured, ETM, 5.25%,
             7/01/28 ...........................................................................          8,500,000        8,601,830
          Series A, NATL Insured, Pre-Refunded, 5.125%, 7/01/25 ................................          2,780,000        2,813,277
                                                                                                                      --------------
                                                                                                                          11,415,107
                                                                                                                      --------------
    TEXAS 6.9%
    Austin Hotel Occupancy Tax Revenue, sub. lien, AMBAC Insured, Pre-Refunded,
          5.625%, 11/15/21 .....................................................................          2,355,000        2,379,563
          5.80%, 11/15/29 ......................................................................          6,000,000        6,064,680
    Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
          5.125%, 5/15/27 ......................................................................         11,125,000       11,575,562
          5.25%, 5/15/31 .......................................................................          5,000,000        5,210,250
    Bell County Health Facilities Development Corp. Revenue, Hospital, Cook Children's Medical
       Center, Refunding, FSA Insured, 5.30%, 12/01/23 .........................................          5,000,000        5,019,450


                             Semiannual Report | 65

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
       6.30%, 1/01/17 ..........................................................................   $      9,355,000   $   10,692,765
    Dallas-Fort Worth International Airport Revenue,
          Joint, Series A, FGIC Insured, 6.00%, 11/01/21 .......................................          2,210,000        2,214,950
          Refunding and Improvement, Joint, Series A, FGIC Insured, 5.625%, 11/01/21 ...........         12,000,000       12,099,600
    Harris County Hospital District Mortgage Revenue,
          AMBAC Insured, ETM, 7.40%, 2/15/10 ...................................................             50,000           51,560
          Refunding, AMBAC Insured, 7.40%, 2/15/10 .............................................            265,000          270,562
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
       5.25%, 2/15/37 ..........................................................................         10,250,000       10,045,308
    Harris County Houston Sports Authority Revenue, senior lien, Series G, NATL Insured, 5.25%,
       11/15/30 ................................................................................         21,325,000       18,486,429
    Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%,
       8/01/29 .................................................................................          1,000,000        1,012,490
    Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
       Refunding,
          Series A, NATL Insured, 5.25%, 11/01/29 ..............................................          3,185,000        2,587,335
          Series B, NATL Insured, 5.15%, 11/01/29 ..............................................          2,750,000        2,478,493
    North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%, 12/15/34 ....         20,000,000       20,380,600
    North Harris County Regional Water Authority Revenue, senior lien, FGIC Insured, 5.00%,
       12/15/33 ................................................................................         10,000,000        9,578,900
    Palestine ISD, GO, School Building, Assured Guaranty, 5.50%, 2/15/39 .......................         12,530,000       13,199,478
    Pflugerville GO, FGIC Insured,
          5.25%, 8/01/27 .......................................................................          3,320,000        3,408,046
          5.20%, 8/01/32 .......................................................................          3,000,000        3,041,040
    Port Neches-Groves ISD, GO, School Building, Assured Guaranty, 5.00%, 2/15/34 ..............         11,375,000       11,429,145
    Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris
       Methodist Health System, NATL Insured, ETM, 6.00%, 9/01/24 ..............................          3,250,000        3,948,555
    United ISD, GO, 5.125%, 8/15/26 ............................................................          3,000,000        3,111,570
                                                                                                                      --------------
                                                                                                                         158,286,331
                                                                                                                      --------------
    UTAH 0.4%
    Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ..............             35,000           43,639
    Utah County Hospital Revenue, IHC Health Services Inc., NATL Insured, ETM, 5.25%,
          8/15/21 ..............................................................................          5,000,000        5,095,800
          8/15/26 ..............................................................................          5,000,000        5,008,000
                                                                                                                      --------------
                                                                                                                          10,147,439
                                                                                                                      --------------
    VIRGINIA 0.5%
    Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
       Series B, FSA Insured, 5.00%, 4/01/35 ...................................................          5,000,000        5,056,850
    Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28 ...          3,510,000        3,622,074
    Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University
       Project, NATL Insured,
          5.00%, 10/01/18 ......................................................................          1,000,000        1,005,520
          5.25%, 10/01/28 ......................................................................          1,420,000        1,384,855
                                                                                                                      --------------
                                                                                                                          11,069,299
                                                                                                                      --------------


                             66 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON 2.6%
    King County Sewer Revenue, Refunding,
          Second Series, FSA Insured, 5.00%, 1/01/36 ...........................................   $      5,000,000   $    5,054,700
          Series A, FGIC Insured, 5.00%, 1/01/35 ...............................................          6,420,000        6,515,530
    Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
       6.65%, 1/01/16 ..........................................................................          4,250,000        5,087,845
    Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ................          6,000,000        6,125,340
    Washington State Health Care Facilities Authority Revenue,
          MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39 ..................          1,500,000        1,538,340
          Providence Health, Refunding, Series D, FSA Insured, 5.25%, 10/01/33 .................         18,000,000       18,574,560
          Series B, NATL Insured, 5.00%, 2/15/27 ...............................................          6,320,000        5,315,562
          Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ...................         13,000,000       11,671,660
                                                                                                                      --------------
                                                                                                                          59,883,537
                                                                                                                      --------------
    WEST VIRGINIA 0.5%
    Shepherd University Board of Governors Revenue, Residence Facilities Projects, NATL Insured,
       5.00%, 6/01/35 ..........................................................................          7,445,000        7,265,352
    West Virginia State Water Development Authority Water Development Revenue, Loan
       Program II, Refunding, Series C-II, FGIC Insured, 5.00%, 11/01/36 .......................          5,000,000        5,018,050
                                                                                                                      --------------
                                                                                                                          12,283,402
                                                                                                                      --------------
    WISCONSIN 2.6%
    Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
       FGIC Insured, 6.90%, 8/01/21 ............................................................          3,000,000        3,736,890
    Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/36 ........         20,000,000       21,999,000
    Wisconsin State Health and Educational Facilities Authority Revenue, Aurora Medical Group
       Incorporate Project, FSA Insured, 5.75%, 11/15/25 .......................................         34,730,000       34,724,443
                                                                                                                      --------------
                                                                                                                          60,460,333
                                                                                                                      --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $2,258,818,663) ...................................................................                       2,253,541,320
                                                                                                                      --------------
    SHORT TERM INVESTMENTS 1.0%
    MUNICIPAL BONDS 1.0%
    COLORADO 0.1%
(b) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
       Bond Program, Series A10, Daily VRDN and Put, 0.14%, 9/01/37 ............................          3,300,000        3,300,000
                                                                                                                      --------------
    KENTUCKY 0.1%
(b) Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding, Series B,
       Daily VRDN and Put, 0.13%, 7/01/38 ......................................................          2,585,000        2,585,000
                                                                                                                      --------------
    LOUISIANA 0.1%
(b) Louisiana Public Facilities Authority Hospital Revenue, Franciscan, Refunding, Series D,
       Daily VRDN and Put, 0.18%, 7/01/28 ......................................................          2,100,000        2,100,000
                                                                                                                      --------------
    MARYLAND 0.1%
(b) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding, Series A, Daily VRDN and Put,
       0.14%, 7/01/38 ..........................................................................          2,300,000        2,300,000
(b) Maryland State Health and Higher Educational Facilities Authority Revenue, Upper
       Chesapeake Hospital, Refunding, Series A, Daily VRDN and Put, 0.14%, 1/01/43 ............            200,000          200,000
                                                                                                                      --------------
                                                                                                                           2,500,000
                                                                                                                      --------------


                             Semiannual Report | 67

Franklin Tax-Free Trust

    FRANKLIN INSURED TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
    -------------------------------------                                                          ----------------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS 0.1%
(b) Massachusetts State Health and Educational Facilities Authority Revenue, Northeastern
       University, Refunding, Series Q, Daily VRDN and Put, 0.20%, 10/01/35 .....................  $      1,600,000   $    1,600,000
                                                                                                                      --------------
    MICHIGAN 0.1%
(b) Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN and Put,
       0.20%, 3/01/49 ...........................................................................         1,300,000        1,300,000
(b) Michigan Higher Education Facilities Authority Revenue, Limited Obligation, University of
       Detroit, Refunding, Daily VRDN and Put, 0.18%, 11/01/36 ..................................           400,000          400,000
                                                                                                                      --------------
                                                                                                                           1,700,000
                                                                                                                      --------------
    NEW HAMPSHIRE 0.2%
(b) New Hampshire Health and Education Facilities Authority Revenue, University of North New
       Hampshire, Daily VRDN and Put, 0.13%, 7/01/33 ............................................         3,500,000        3,500,000
                                                                                                                      --------------
    OHIO 0.2%
(b) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B, Sub
       Series B-3, Daily VRDN and Put, 0.12%, 1/01/39 ...........................................         5,100,000        5,100,000
                                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS (COST $22,385,000) .............................................                         22,385,000
                                                                                                                      --------------
    TOTAL INVESTMENTS (COST $2,281,203,663) 98.5% ...............................................                      2,275,926,320
    OTHER ASSETS, LESS LIABILITIES 1.5% .........................................................                         34,417,909
                                                                                                                      --------------
    NET ASSETS 100.0% ...........................................................................                     $2,310,344,229
                                                                                                                      ==============

See Abbreviations on page 133.

(a)  Rounds to less than 0.1% of net assets.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             68 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

                                                      SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                       AUGUST 31, 2009  --------------------------------------------------------
CLASS A                                                  (UNAUDITED)      2009       2008(a)      2007        2006        2005
-------                                               ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $  10.94      $  11.20    $  11.96    $  11.92    $  11.98    $  12.11
                                                          --------      --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................          0.24          0.49        0.49        0.49        0.50        0.52
   Net realized and unrealized gains (losses) ......          0.47         (0.27)      (0.76)       0.04       (0.06)      (0.13)
                                                          --------      --------    --------    --------    --------    --------
Total from investment operations ...................          0.71          0.22       (0.27)       0.53        0.44        0.39
                                                          --------      --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ...........................         (0.25)        (0.48)      (0.49)      (0.49)      (0.50)      (0.52)
   Net realized gains ..............................            --            --          --(d)       --          --          --
                                                          --------      --------    --------    --------    --------    --------
Total distributions ................................         (0.25)        (0.48)      (0.49)      (0.49)      (0.50)      (0.52)
                                                          --------      --------    --------    --------    --------    --------
Redemption fees(e) .................................            --            --(d)       --(d)       --(d)       --(d)       --(d)
                                                          --------      --------    --------    --------    --------    --------
Net asset value, end of period .....................      $  11.40      $  10.94    $  11.20    $  11.96    $  11.92    $  11.98
                                                          ========      ========    ========    ========    ========    ========
Total return(f) ....................................          6.53%         2.00%      (2.34)%      4.59%       3.71%       3.35%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...........................................          0.67%         0.66%       0.66%       0.66%       0.67%       0.67%
Net investment income ..............................          4.36%         4.38%       4.16%       4.16%       4.21%       4.35%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $471,634      $445,680    $450,957    $467,299    $450,425    $442,842
Portfolio turnover rate ............................          1.80%         7.45%      22.03%      14.41%      17.65%       9.54%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 69

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

                                                      SIX MONTHS ENDED                 YEAR ENDED FEBRUARY 28,
                                                       AUGUST 31, 2009  ----------------------------------------------------
CLASS C                                                  (UNAUDITED)      2009      2008(a)      2007       2006       2005
-------                                               ----------------  -------    --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $ 11.03      $ 11.29     $ 12.05    $ 12.00    $ 12.06    $ 12.19
                                                           -------      -------     -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ........................          0.22         0.43        0.43       0.43       0.44       0.45
   Net realized and unrealized gains (losses) ......          0.46        (0.27)      (0.76)      0.05      (0.07)     (0.13)
                                                           -------      -------     -------    -------    -------    -------
Total from investment operations ...................          0.68         0.16       (0.33)      0.48       0.37       0.32
                                                           -------      -------     -------    -------    -------    -------
Less distributions from:
   Net investment income ...........................         (0.22)       (0.42)      (0.43)     (0.43)     (0.43)     (0.45)
   Net realized gains ..............................            --           --          --(d)      --         --         --
                                                           -------      -------     -------    -------    -------    -------
Total distributions ................................         (0.22)       (0.42)      (0.43)     (0.43)     (0.43)     (0.45)
                                                           -------      -------     -------    -------    -------    -------
Redemption fees(e) .................................            --           --(d)       --(d)      --(d)      --(d)      --(d)
                                                           -------      -------     -------    -------    -------    -------
Net asset value, end of period .....................       $ 11.49      $ 11.03     $ 11.29    $ 12.05    $ 12.00    $ 12.06
                                                           =======      =======     =======    =======    =======    =======
Total return(f) ....................................          6.19%        1.42%      (2.86)%     4.07%      3.13%      2.75%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...........................................          1.22%        1.20%       1.22%      1.20%      1.22%      1.22%
Net investment income ..............................          3.81%        3.84%       3.60%      3.62%      3.66%      3.80%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $74,609      $68,027     $61,157    $59,247    $57,063    $50,272
Portfolio turnover rate ............................          1.80%        7.45%      22.03%     14.41%     17.65%      9.54%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             70 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

                                                         PERIOD ENDED
                                                      AUGUST 31, 2009(a)
ADVISOR CLASS                                             (UNAUDITED)
-------------                                         ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $11.08
                                                            ------
Income from investment operations(b):
   Net investment income(c) ........................          0.09
   Net realized and unrealized gains (losses) ......          0.30
                                                            ------
Total from investment operations ...................          0.39
                                                            ------
Less distributions from net investment income ......         (0.08)
                                                            ------
Net asset value, end of period .....................        $11.39
                                                            ======
Total return(d) ....................................          3.54%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ...........................................          0.57%
Net investment income ..............................          4.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $2,120
Portfolio turnover rate ............................          1.80%

(a)  For the period July 1, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 71

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS 97.1%
    MASSACHUSETTS 96.4%
    Auburn GO, AMBAC Insured, 5.125%, 6/01/24                                                      $      1,465,000   $    1,527,131
    Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A, AMBAC Insured,
       5.00%, 5/01/27 ..........................................................................          3,970,000        3,993,304
    Boston GO, Series A, NATL Insured, Pre-Refunded, 5.00%,
          2/01/21 ..............................................................................          3,000,000        3,275,340
          2/01/22 ..............................................................................          2,940,000        3,209,833
    Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .....................          1,750,000        1,752,415
    Dudley-Charlton Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ........          3,140,000        3,540,319
    Foxborough Stadium Infrastructure Improvement Revenue, Pre-Refunded, 5.75%, 6/01/25 ........          4,000,000        4,198,760
    Greater Lawrence Sanitary District GO, NATL Insured, Pre-Refunded, 5.625%, 6/15/20 .........          1,000,000        1,050,790
    Holyoke Gas and Electric Department Revenue, Series A, NATL Insured, 5.00%, 12/01/26 .......          9,805,000        9,252,096
    Kingston GO, FGIC Insured, Pre-Refunded, 5.50%, 11/15/19 ...................................          2,055,000        2,096,881
    Lawrence GO, AMBAC Insured, Pre-Refunded, 5.00%, 2/01/21 ...................................          1,000,000        1,058,370
    Lowell GO, State Qualified,
          AMBAC Insured, 5.00%, 2/01/21 ........................................................          1,330,000        1,383,852
          AMBAC Insured, 5.00%, 2/01/22 ........................................................          1,405,000        1,455,945
          FGIC Insured, Pre-Refunded, 5.85%, 2/15/20 ...........................................          1,595,000        1,649,964
    Ludlow GO, School Project, Limited Tax, NATL Insured, 7.40%, 11/01/09 ......................            210,000          212,119
    Martha's Vineyard Land Bank Revenue, AMBAC Insured,
          4.875%, 5/01/22 ......................................................................          2,000,000        2,077,600
          5.00%, 5/01/32 .......................................................................          2,000,000        2,036,660
          5.00%, 5/01/34 .......................................................................          7,000,000        6,873,020
    Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series C,
       FGIC Insured, 5.25%, 3/01/15 ............................................................          2,000,000        2,309,600
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Senior Series A, FGIC Insured,
       Pre-Refunded, 5.00%, 7/01/27 ............................................................          5,000,000        5,532,550
    Massachusetts Educational Financing Authority Education Loan Revenue, Series I, 6.00%,
       1/01/28 .................................................................................         12,000,000       12,515,880
    Massachusetts State College Building Authority Project Revenue,
          Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ....................................          2,000,000        1,939,700
          Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 ....................................          5,000,000        5,272,100
          Series 1, NATL Insured, ETM, 5.375%, 5/01/23 .........................................          5,000,000        5,051,300
          Series A, Assured Guaranty, 5.00%, 5/01/33 ...........................................         10,000,000       10,253,700
    Massachusetts State Development Finance Agency Revenue,
          Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/35 ........................          3,600,000        3,462,912
          Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39 ........................         25,305,000       24,059,235
          Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 .........................          2,000,000        2,010,960
          Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured
             Guaranty, 5.00%, 7/01/31 ..........................................................          5,000,000        5,163,100
          Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured
             Guaranty, 5.00%, 7/01/37 ..........................................................          5,060,000        5,134,939
          Massachusetts/Saltonstall Redevelopment Building Corp., Series A, NATL Insured,
             5.125%, 2/01/34 ...................................................................         22,400,000       19,656,224
          NATL Insured, 5.20%, 7/01/32 .........................................................          2,250,000        1,866,735
          Series A, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/42 ...............................          4,000,000        4,427,920
          Series A, GNMA Secured, Pre-Refunded, 6.90%, 10/20/41 ................................          2,090,000        2,458,509
          Series P, NATL Insured, 4.75%, 7/01/42 ...............................................         11,000,000       10,575,180
          Western New England College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/20 .............          1,500,000        1,589,955


                             72 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Development Finance Agency Revenue, (continued)
          Western New England College, Refunding, Series A, Assured Guaranty, 5.00%, 9/01/33 ...   $     12,200,000   $   11,191,060
          WGBH Educational Foundation, Refunding, Series A, Assured Guaranty, 5.00%, 1/01/36 ...         15,945,000       16,215,427
          Worcester Polytechnic Institute, Refunding, NATL Insured, 5.00%, 9/01/37 .............         12,850,000       12,528,621
    Massachusetts State GO,
          Consolidated Loan, Refunding, Series D, Assured Guaranty, 5.50%, 11/01/19 ............          8,620,000       10,311,330
          Consolidated Loan, Series A, FSA Insured, Pre-Refunded, 5.00%, 3/01/24 ...............          5,000,000        5,771,200
          Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ...........................         10,000,000       10,356,300
          Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 .............          6,205,000        6,892,142
          Consolidated Loan, Series D, NATL Insured, ETM, 5.00%, 8/01/27 .......................          3,430,000        3,764,494
          Consolidated Loan, Series D, NATL Insured, Pre-Refunded, 5.00%, 8/01/27 ..............            965,000        1,059,107
          NATL Insured, Pre-Refunded, 5.00%, 8/01/22 ...........................................          4,100,000        4,499,832
          Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 ................................          3,440,000        3,820,946
    Massachusetts State Health and Educational Facilities Authority Revenue,
          Boston College, Series N, NATL Insured, 5.125%, 6/01/33 ..............................          5,000,000        5,082,100
          Brandeis University, Refunding, Series I, NATL Insured, 4.75%, 10/01/20 ..............          3,000,000        3,006,990
          Cable Housing and Health Services, Series A, NATL Insured, 5.25%, 7/01/23 ............          1,000,000          907,370
          Emmanuel College, NATL Insured, 5.00%, 7/01/37 .......................................         10,000,000        9,028,200
          Harvard University, Series FF, 5.125%, 7/15/37 .......................................          1,650,000        1,683,577
          Lesley University, Series A, Assured Guaranty, 5.25%, 7/01/39 ........................          9,350,000        9,543,638
          New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 ..........          9,610,000        8,167,923
          New England Medical Center Hospital, Series H, FGIC Insured, Pre-Refunded, 5.00%,
             5/15/22 ...........................................................................            390,000          424,246
          Northeastern University, Series I, NATL Insured, 5.00%, 10/01/29 .....................          1,250,000        1,251,900
          Partners Healthcare System, Series A, NATL Insured, 5.375%, 7/01/24 ..................          4,885,000        4,899,850
          Springfield College, AMBAC Insured, 5.00%, 10/15/27 ..................................          2,500,000        2,344,000
          Tufts University, Series I, 5.25%, 2/15/30 ...........................................          2,950,000        2,990,562
          University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 ................          3,000,000        3,029,190
          University of Massachusetts, Worcester Campus, Series B, FGIC Insured, Pre-Refunded,
             5.25%, 10/01/31 ...................................................................          3,500,000        3,800,545
          University of Massachusetts Project, Series A, FGIC Insured, Pre-Refunded, 5.875%,
             10/01/29 ..........................................................................          4,000,000        4,259,280
          University of Massachusetts Project, Series C, NATL Insured, Pre-Refunded, 5.25%,
             10/01/31 ..........................................................................          1,500,000        1,657,095
          Wheelock College, Series B, NATL Insured, Pre-Refunded, 5.625%, 10/01/30 .............          1,770,000        1,927,937
          Worcester City Campus Corp., Series F, FGIC Insured, 4.75%, 10/01/36 .................          3,030,000        2,998,003
    Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%,
       4/01/21 .................................................................................            430,000          564,242
    Massachusetts State HFA Housing Revenue, Rental, Mortgage, Series A, AMBAC Insured,
       5.95%, 7/01/30 ..........................................................................          2,000,000        2,009,420
    Massachusetts State Industrial Finance Agency Revenue,
          St. Mark's School Issue, NATL Insured, 5.375%, 1/01/21 ...............................          2,665,000        2,670,117
          Trustees of Deerfield Academy, 5.25%, 10/01/27 .......................................          2,800,000        2,800,196
    Massachusetts State Port Authority Revenue,
          Series A, AMBAC Insured, 5.00%, 7/01/35 ..............................................         14,915,000       15,056,543
          Series A, FSA Insured, 4.50%, 7/01/32 ................................................          5,590,000        5,457,126
          Series A, FSA Insured, 4.50%, 7/01/37 ................................................          7,935,000        7,455,171
          US Airways Project, NATL Insured, 6.00%, 9/01/21 .....................................          4,700,000        3,793,558
          US Airways Project, Series A, NATL Insured, 5.875%, 9/01/23 ..........................          4,500,000        3,467,430


                             Semiannual Report | 73

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
       AMBAC Insured,
          4.75%, 8/15/32 .......................................................................   $     15,000,000   $   15,128,100
          4.50%, 8/15/35 .......................................................................          8,700,000        8,415,162
    Massachusetts State Special Obligation Dedicated Tax Revenue,
          FGIC Insured, Pre-Refunded, 5.25%, 1/01/29 ...........................................          5,000,000        5,652,600
          Refunding, FGIC Insured, 5.50%, 1/01/34 ..............................................          8,400,000        8,709,456
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Refunding,
          Series A, NATL Insured, 5.00%, 1/01/37 ...............................................          9,000,000        8,319,060
          Series B, NATL Insured, 5.125%, 1/01/37 ..............................................         17,560,000       17,019,152
          Series B, NATL Insured, 5.25%, 1/01/29 ...............................................          4,600,000        4,613,754
    Massachusetts State Water Pollution Abatement Trust Revenue, Pool Program Bonds,
          Series 6, 5.50%, 8/01/30 .............................................................          2,620,000        2,670,304
          Series 6, Pre-Refunded, 5.50%, 8/01/30 ...............................................          1,075,000        1,136,028
          Series 7, 5.125%, 2/01/31 ............................................................          4,300,000        4,378,475
          Series 7, Pre-Refunded, 5.125%, 2/01/31 ..............................................          1,700,000        1,826,344
    Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
       MWRA Program, Refunding, Sub Series A, 5.75%, 8/01/29 ...................................          3,995,000        4,041,861
    Massachusetts State Water Resources Authority Revenue, Refunding,
          Series J, FSA Insured, 5.00%, 8/01/32 ................................................          9,000,000        9,214,830
          Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/39 .................................          9,275,000        9,818,237
          Series A, FSA Insured, 4.50%, 8/01/46 ................................................          1,000,000          924,010
    Monson GO, AMBAC Insured, 5.25%, 11/01/23 ..................................................          1,675,000        1,794,612
    New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 .......................          3,685,000        3,806,236
    Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
       10/01/18 ................................................................................          2,000,000        2,045,600
    Route 3 North Transportation Improvement Assn. Lease Revenue, NATL Insured, Pre-Refunded,
       5.375%, 6/15/33 .........................................................................         15,475,000       16,076,358
    Salisbury GO, NATL Insured, Pre-Refunded, 5.30%, 3/15/27 ...................................          2,795,000        3,112,428
    Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ......................................          2,075,000        2,176,218
    Springfield GO,
          Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.00%, 8/01/21 ...................          5,000,000        5,453,750
          State Qualified Municipal Purpose Loan, FSA Insured, 4.50%, 8/01/26 ..................          2,000,000        2,013,720
    Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, Pre-Refunded,
       5.00%, 11/01/21 .........................................................................          2,775,000        3,053,998
    University Building Authority Project Revenue, Senior Series 1, AMBAC Insured, Pre-Refunded,
       5.25%,
          11/01/23 .............................................................................          2,155,000        2,469,436
          11/01/28 .............................................................................          5,035,000        5,769,657
    University of Massachusetts Building Authority Project Revenue, Senior Series 2004-1, AMBAC
       Insured, Pre-Refunded, 5.25%, 11/01/29 ..................................................          3,000,000        3,482,160
    Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ........          1,960,000        2,025,621
    Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ................................................          1,230,000        1,275,006
    Worcester GO, Refunding, Series E, NATL Insured, 6.00%, 10/01/15 ...........................          1,335,000        1,340,861
                                                                                                                      --------------
                                                                                                                         528,374,600
                                                                                                                      --------------


                             74 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
    -------------------------------------------                                                    ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.7%
    PUERTO RICO 0.7%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       Assured Guaranty, 5.00%, 7/01/28 ........................................................   $      4,000,000   $    4,028,120
                                                                                                                      --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $529,347,825) .....................................................................                         532,402,720
                                                                                                                      --------------
    SHORT TERM INVESTMENTS 1.8%
    MUNICIPAL BONDS 1.8%
    MASSACHUSETTS 1.8%
(a) Massachusetts State Health and Educational Facilities Authority Revenue,
       Baystate Medical Center, Series J-2, Daily VRDN and Put, 0.13%, 7/01/44 .................            900,000          900,000
       Museum of Fine Arts, Series A-1, Daily VRDN and Put, 0.12%, 12/01/37 ....................            500,000          500,000
       Museum of Fine Arts, Series A-2, Daily VRDN and Put, 0.13%, 12/01/37 ....................          5,100,000        5,100,000
       Stonehill College, Series K, Daily VRDN and Put, 0.12%, 7/01/37 .........................            500,000          500,000
       Tufts University, Refunding, Series N-1, Daily VRDN and Put, 0.12%, 8/15/40 .............          2,400,000        2,400,000
       Tufts University, Refunding, Series N-2, Daily VRDN and Put, 0.12%, 8/15/34 .............            300,000          300,000
                                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS (COST $9,700,000) .............................................                           9,700,000
                                                                                                                      --------------
    TOTAL INVESTMENTS (COST $539,047,825) 98.9% ................................................                         542,102,720
    OTHER ASSETS, LESS LIABILITIES 1.1% ........................................................                           6,260,485
                                                                                                                      --------------
    NET ASSETS 100.0% ..........................................................................                      $  548,363,205
                                                                                                                      ==============

See Abbreviations on page 133.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 75

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                            SIX MONTHS ENDED                         YEAR ENDED FEBRUARY 28,
                                             AUGUST 31, 2009   ------------------------------------------------------------------
CLASS A                                        (UNAUDITED)        2009         2008(a)        2007          2006          2005
-------                                     ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....      $    11.48      $    11.71    $    12.24    $    12.27    $    12.35    $    12.58
                                               ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations(b):
   Net investment income(c) .............            0.26            0.51          0.51          0.53          0.54          0.55
   Net realized and unrealized gains
      (losses) ..........................            0.37           (0.23)        (0.51)        (0.01)        (0.08)        (0.23)
                                               ----------      ----------    ----------    ----------    ----------    ----------
Total from investment operations ........            0.63            0.28            --          0.52          0.46          0.32
                                               ----------      ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ................           (0.26)          (0.51)        (0.52)        (0.53)        (0.54)        (0.55)
   Net realized gains ...................              --              --         (0.01)        (0.02)           --            --
                                               ----------      ----------    ----------    ----------    ----------    ----------
Total distributions .....................           (0.26)          (0.51)        (0.53)        (0.55)        (0.54)        (0.55)
                                               ----------      ----------    ----------    ----------    ----------    ----------
Redemption fees(d) ......................              --              --(e)         --(e)         --(e)         --(e)         --(e)
                                               ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ..........      $    11.85      $    11.48    $    11.71    $    12.24    $    12.27    $    12.35
                                               ==========      ==========    ==========    ==========    ==========    ==========
Total return(f) .........................            5.56%           2.41%        (0.06)%        4.35%         3.77%         2.65%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ................................            0.63%           0.63%         0.64%         0.64%         0.64%         0.64%
Net investment income ...................            4.44%           4.40%         4.25%         4.34%         4.38%         4.45%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......      $1,341,487      $1,318,955    $1,294,052    $1,260,755    $1,230,439    $1,199,126
Portfolio turnover rate .................            2.60%          16.08%        13.00%         7.97%         6.55%         9.40%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             76 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                            SIX MONTHS ENDED                 YEAR ENDED FEBRUARY 28,
                                             AUGUST 31, 2009   ----------------------------------------------------
CLASS B                                        (UNAUDITED)       2009     2008(a)       2007       2006       2005
-------                                     ----------------   -------    -------     -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....       $ 11.54        $ 11.77    $ 12.30     $ 12.33    $ 12.40    $ 12.63
                                                -------        -------    -------     -------    -------    -------
Income from investment operations(b):
   Net investment income(c) .............          0.23           0.45       0.45        0.46       0.47       0.48
   Net realized and unrealized gains
      (losses) ..........................          0.37          (0.24)     (0.52)      (0.01)     (0.07)     (0.23)
                                                -------        -------    -------     -------    -------    -------
Total from investment operations ........          0.60           0.21      (0.07)       0.45       0.40       0.25
                                                -------        -------    -------     -------    -------    -------
Less distributions from:
   Net investment income ................         (0.23)         (0.44)     (0.45)      (0.46)     (0.47)     (0.48)
   Net realized gains ...................            --             --      (0.01)      (0.02)        --         --
                                                -------        -------    -------     -------    -------    -------
Total distributions .....................         (0.23)         (0.44)     (0.46)      (0.48)     (0.47)     (0.48)
                                                -------        -------    -------     -------    -------    -------
Redemption fees(d) ......................            --             --(e)      --(e)       --(e)      --(e)      --(e)
                                                -------        -------    -------     -------    -------    -------
Net asset value, end of period ..........       $ 11.91        $ 11.54    $ 11.77     $ 12.30    $ 12.33    $ 12.40
                                                =======        =======    =======     =======    =======    =======
Total return(f) .........................          5.24%          1.84%     (0.61)%      3.77%      3.27%      2.08%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ................................          1.18%          1.18%      1.19%       1.19%      1.19%      1.19%
Net investment income ...................          3.89%          3.85%      3.70%       3.79%      3.83%      3.90%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......       $24,210        $30,625    $39,466     $45,664    $51,285    $54,867
Portfolio turnover rate .................          2.60%         16.08%     13.00%       7.97%      6.55%      9.40%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 77

Franklin Tax-Free Trust

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                            SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                             AUGUST 31, 2009   --------------------------------------------------------
CLASS C                                        (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                     ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ....       $  11.61       $  11.83    $  12.36    $  12.39    $  12.46    $  12.69
                                                --------       --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .............           0.23           0.45        0.45        0.47        0.48        0.48
   Net realized and unrealized gains
      (losses) ..........................           0.37          (0.23)      (0.52)      (0.02)      (0.08)      (0.23)
                                                --------       --------    --------    --------    --------    --------
Total from investment operations ........           0.60           0.22       (0.07)       0.45        0.40        0.25
                                                --------       --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ................          (0.23)         (0.44)      (0.45)      (0.46)      (0.47)      (0.48)
   Net realized gains ...................             --             --       (0.01)      (0.02)         --          --
                                                --------       --------    --------    --------    --------    --------
Total distributions .....................          (0.23)         (0.44)      (0.46)      (0.48)      (0.47)      (0.48)
                                                --------       --------    --------    --------    --------    --------
Redemption fees(d) ......................             --             --(e)       --(e)       --(e)       --(e)       --(e)
                                                --------       --------    --------    --------    --------    --------
Net asset value, end of period ..........       $  11.98       $  11.61    $  11.83    $  12.36    $  12.39    $  12.46
                                                ========       ========    ========    ========    ========    ========
Total return(f) .........................           5.21%          1.91%      (0.61)%      3.74%       3.25%       2.06%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ................................           1.18%          1.18%       1.19%       1.19%       1.19%       1.19%
Net investment income ...................           3.89%          3.85%       3.70%       3.79%       3.83%       3.90%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .......       $185,903       $173,295    $131,079    $126,535    $123,024    $108,308
Portfolio turnover rate .................           2.60%         16.08%      13.00%       7.97%       6.55%       9.40%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             78 | Semiannual Report

Franklin Tax-Free Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED   PERIOD ENDED
                                                     AUGUST 31, 2009   FEBRUARY 28,
ADVISOR CLASS                                          (UNAUDITED)         2009(a)
-------------                                       ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............        $11.49          $11.95
                                                         ------          ------
Income from investment operations(b):
   Net investment income(c) .....................          0.27            0.35
   Net realized and unrealized gains (losses) ...          0.38           (0.47)
                                                         ------          ------
Total from investment operations ................          0.65           (0.12)
                                                         ------          ------
Less distributions from net investment income ...         (0.27)          (0.34)
                                                         ------          ------
Net asset value, end of period ..................        $11.87          $11.49
                                                         ======          ======
Total return(d) .................................          5.69%          (0.92)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................          0.53%           0.53%
Net investment income ...........................          4.54%           4.50%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............        $3,487          $  769
Portfolio turnover rate .........................          2.60%          16.08%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 79

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                         ----------------   --------------
    MUNICIPAL BONDS 98.6%
    MICHIGAN 93.1%
    Adrian City School District GO, FSA Insured, Pre-Refunded, 5.00%,
       5/01/26 .................................................................   $    1,960,000     $   2,231,636
       5/01/29 .................................................................        2,125,000         2,419,504
       5/01/34 .................................................................        6,690,000         7,617,167
    Allen Park Brownfield RDA, GO, Limited Redevelopment, Tax Increment, AMBAC
       Insured,
       5.00%, 5/01/32 ..........................................................        7,300,000         7,443,810
    Allendale Public School District GO, School Building and Site,
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 .............................        6,450,000         7,109,190
       FGIC Insured, Pre-Refunded, 5.125%, 5/01/32 .............................        5,490,000         6,051,078
       Series A, FSA Insured, 5.00%, 5/01/37 ...................................       11,810,000        11,959,160
    Anchor Bay School District GO, School Building and Site, Series II,
       FGIC Insured,
       Pre-Refunded,
       5.70%, 5/01/25 ..........................................................        5,000,000         5,174,750
       5.75%, 5/01/30 ..........................................................        3,750,000         3,882,300
    Avondale School District GO, School Building and Site, FSA Insured,
       Pre-Refunded, 5.00%,
       5/01/29 .................................................................        9,000,000        10,124,730
    Battle Creek School District GO, School Building and Site, FSA Insured,
       5.00%,
       5/01/31 .................................................................        4,000,000         4,086,520
       5/01/34 .................................................................       10,165,000        10,273,867
    Battle Creek School District Paying Agent and Registrar, School Building and
       Site, FSA
       Insured, 5.00%, 5/01/37 .................................................        8,760,000         8,820,356
    Bay City School District GO, School Building and Site, FSA Insured, 5.00%,
       5/01/31 .................................................................        6,000,000         6,202,080
    Brown City Community School District GO, Building and Site, FGIC Insured,
       Pre-Refunded,
       5.00%, 5/01/31 ..........................................................        3,200,000         3,486,624
    Caledonia Community Schools GO, NATL Insured, 5.00%, 5/01/26 ...............        3,665,000         3,833,187
    Carman-Ainsworth Community School District GO, FGIC Insured,
       5.00%, 5/01/27 ..........................................................        1,400,000         1,414,840
       Pre-Refunded, 5.00%, 5/01/27 ............................................        1,550,000         1,696,940
    Central Michigan University Revenue,
       FGIC Insured, 5.00%, 10/01/27 ...........................................          500,000           499,960
       General, AMBAC Insured, 5.00%, 10/01/34 .................................        8,905,000         9,025,663
       Series A, AMBAC Insured, 5.05%, 10/01/32 ................................       10,000,000        10,146,700
    Charles Stewart Mott Community College GO, FGIC Insured, Pre-Refunded,
       5.50%,
       5/01/21 .................................................................        3,550,000         3,669,387
    Chippewa Valley Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/34 .................................................................        4,500,000         4,541,625
    Detroit City School District GO, School Building and Site Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ....................        2,650,000         2,966,092
       Series A, FSA Insured, 6.00%, 5/01/29 ...................................       10,000,000        10,954,200
       Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ....................       38,330,000        42,194,431
       Series B, FGIC Insured, 5.00%, 5/01/25 ..................................        2,000,000         1,811,780
    Detroit GO, Series A, Assured Guaranty, 5.00%, 4/01/28 .....................        5,000,000         3,982,250
    Detroit Public Improvements GO, Series A-1, NATL Insured, 5.00%, 4/01/20 ...       10,610,000         9,163,751
    Detroit Sewer Disposal System Revenue,
       second lien, Series A, NATL Insured, 5.125%, 7/01/33 ....................       18,790,000        17,124,079
       senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ...........        5,960,000         5,919,472
       senior lien, Series B, FSA Insured, 7.50%, 7/01/33 ......................        6,000,000         7,246,440
    Detroit Water Supply System Revenue,
       FGIC Insured, ETM, 6.25%, 7/01/12 .......................................          905,000           951,933
       second lien, Refunding, Series C, FSA Insured, 5.00%, 7/01/33 ...........       20,000,000        19,643,400


                             80 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                         ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Detroit Water Supply System Revenue, (continued)
       second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ......    $   20,000,000     $  21,849,000
       second lien, Series B, NATL Insured, 5.00%, 7/01/34 ....................         8,875,000         8,210,617
       senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35 .........        17,500,000        17,795,400
       senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ....................        11,400,000        11,026,764
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 .....         1,500,000         1,542,105
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ......         4,880,000         5,228,822
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ......         4,745,000         5,124,600
       senior lien, Series A, FSA Insured, 5.00%, 7/01/34 .....................        38,740,000        37,822,249
       senior lien, Series A, NATL Insured, 5.00%, 7/01/27 ....................         4,930,000         4,895,194
       Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/34 ...................         5,270,000         5,936,760
    Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%,
       2/01/27 ................................................................         5,500,000         5,370,970
    Eastern Michigan University Revenues, Series A, FGIC Insured, Pre-Refunded,
       5.00%,
       6/01/28 ................................................................         6,730,000         7,576,567
       6/01/33 ................................................................        14,700,000        16,549,113
    Eaton Rapids Public Schools GO, School Building and Site, FSA Insured,
       5.00%, 5/01/26 .........................................................         2,700,000         2,808,972
       5.00%, 5/01/29 .........................................................           820,000           844,666
       Pre-Refunded, 5.00%, 5/01/29 ...........................................         1,930,000         2,202,111
    Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, NATL
       Insured, 5.75%,
       2/15/25 ................................................................           100,000            94,332
    Fennville Public Schools GO, School Building and Site, FGIC Insured,
       5.00%, 5/01/30 .........................................................         2,085,000         2,141,504
       Pre-Refunded, 5.00%, 5/01/30 ...........................................         1,115,000         1,269,528
       Pre-Refunded, 5.00%, 5/01/34 ...........................................         3,250,000         3,700,418
    Ferris State University Revenue, FGIC Insured, 5.25%,
       10/01/26 ...............................................................         1,500,000         1,524,900
       10/01/31 ...............................................................         3,255,000         3,284,751
    Fowlerville Community School District GO, FGIC Insured, 5.00%,
       5/01/30 ................................................................         1,990,000         2,022,935
       5/01/34 ................................................................         8,145,000         8,181,408
    Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 ....         4,000,000         3,979,040
    Grand Blanc Community Schools GO, School Building and Site, FSA Insured,
       5.00%,
       5/01/28 ................................................................         4,250,000         4,410,565
    Grand Rapids Building Authority GO, AMBAC Insured, Pre-Refunded, 5.50%,
       8/01/20 ................................................................         2,000,000         2,092,660
    Grand Rapids Building Authority Revenue, AMBAC Insured, Series A,
       5.00%, 10/01/28 ........................................................         3,590,000         3,669,913
       Pre-Refunded, 5.00%, 10/01/28 ..........................................         2,410,000         2,678,932
    Grand Rapids Sanitation Sewer System Revenue, NATL Insured, 5.00%,
       1/01/30 ................................................................         4,900,000         5,049,401
       1/01/34 ................................................................         2,420,000         2,457,704
    Grand Rapids Water Supply Revenue,
       Assured Guarantee, 5.10%, 1/01/39 ......................................         3,000,000         3,042,030
       FGIC Insured, 5.00%, 1/01/35 ...........................................         3,500,000         3,552,850
    Grand Valley State University Revenue, General,
       5.75%, 12/01/34 ........................................................         1,500,000         1,527,390
       Refunding, Series A, FSA Insured, 5.00%, 12/01/28 ......................        17,165,000        18,096,030
       Refunding, Series A, FSA Insured, 5.00%, 12/01/33 ......................         8,570,000         8,776,708


                             Semiannual Report | 81

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                         ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%,
       5/01/29 .................................................................   $     30,000,000   $   31,107,900
    Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%,
       4/01/24 .................................................................            700,000          582,526
    Hazel Park School District GO, FSA Insured, 5.00%,
       5/01/27 .................................................................          9,000,000        9,235,980
       5/01/32 .................................................................         12,475,000       12,679,091
    HealthSource Saginaw Inc. Saginaw County GO, NATL Insured, 5.00%, 5/01/29 ..          4,145,000        4,220,356
    Huron School District GO, FSA Insured, Pre-Refunded,
       5.25%, 5/01/21 ..........................................................          1,500,000        1,613,025
       5.375%, 5/01/26 .........................................................          2,500,000        2,693,525
    Jackson Brownfield RDAR, FGIC Insured,
       5.125%, 6/01/22 .........................................................          2,290,000        2,359,204
       5.125%, 6/01/24 .........................................................          1,215,000        1,245,983
       Pre-Refunded, 5.25%, 6/01/26 ............................................          2,820,000        3,118,497
       Pre-Refunded, 5.375%, 6/01/30 ...........................................          5,830,000        6,466,694
    Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured,
       5.00%, 5/01/34 ..........................................................          6,620,000        6,749,024
    Kalamazoo City School District GO, School Building and Site, FSA Insured,
    Pre-Refunded, 5.00%, 5/01/21 ...............................................          4,000,000        4,284,920
    Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
       Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ...          3,570,000        3,958,773
       Bronson Methodist Hospital, Refunding, NATL Insured, 5.25%, 5/15/18 .....            135,000          135,081
       Bronson Methodist Hospital, Refunding, Series B, FSA Insured, 5.00%,
          5/15/26 ..............................................................          7,000,000        6,557,600
    L'Anse Creuse Public Schools GO, School Building and Site, FSA Insured,
       5.00%, 5/01/35 ..........................................................         10,000,000       10,072,800
    Lake St. Clair Shores Drain District GO, Series A, NATL Insured, 5.125%,
       10/01/29 ................................................................          1,000,000        1,010,460
    Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%,
       11/15/31 ................................................................          3,320,000        3,021,831
    Lapeer Community Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/33 .................................................................          4,400,000        4,521,132
       5/01/37 .................................................................          4,325,000        4,416,171
    Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health
       Alliance, Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 ............          2,115,000        2,011,640
    Livonia Municipal Building Authority GO, FGIC Insured, Pre-Refunded, 5.25%,
       5/01/30 .................................................................          3,950,000        4,076,321
    Lowell Area Schools GO, FGIC Insured, Pre-Refunded, 5.625%,
       5/01/25 .................................................................          3,125,000        3,232,688
       5/01/30 .................................................................          3,250,000        3,361,995
    Marysville Public School District GO, School Building and Site, Refunding,
       FSA Insured, 5.00%, 5/01/35 .............................................          5,000,000        5,121,100
    Michigan Higher Education Student Loan Authority Revenue, Series XVII-E,
       AMBAC Insured,
       5.40%, 6/01/19 ..........................................................          5,000,000        4,766,250
       5.50%, 6/01/25 ..........................................................          5,000,000        4,554,100
    Michigan Municipal Bond Authority Revenue,
       Clean Water State Revolving Fund, 5.00%, 10/01/24 .......................         11,355,000       11,743,568
       Local Government Loan Program, Series C, NATL Insured, 6.00%, 11/01/10 ..          1,465,000        1,465,278
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, 6.25%, 10/15/38 ................         15,000,000       16,041,000
       Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%,
          10/15/33 .............................................................          4,450,000        4,142,104
       Facilities Program, Refunding, Series I, FSA Insured, 4.75%, 10/15/18 ...          3,000,000        3,015,540
       Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 ...          5,000,000        5,037,650
       Refunding, AMBAC Insured, 5.00%, 10/15/33 ...............................         21,000,000       19,547,010


                             82 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                         ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Building Authority Revenue, (continued)
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/32 .....................   $     17,160,000   $   16,280,378
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/36 .....................          5,000,000        4,569,400
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/31 ......................         15,530,000       15,405,915
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/32 ......................         10,000,000        9,877,900
       Refunding, Series IA, FSA Insured, 5.00%, 10/15/36 ......................          1,000,000          965,410
    Michigan State Comprehensive Transportation Revenue, Refunding, FSA Insured,
       5.00%,
       5/15/26 .................................................................          4,740,000        4,961,974
       5/15/31 .................................................................          8,000,000        8,177,520
    Michigan State COP, AMBAC Insured, Pre-Refunded, 5.50%, 6/01/27 ............         12,000,000       12,445,200
    Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC
       Insured, 6.00%, 4/01/16 .................................................             65,000           65,045
    Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Series A, NATL Insured, Pre-Refunded, 6.125%,
       11/15/23 ................................................................         15,175,000       15,500,048
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC
          Insured, 5.50%, 8/15/24 ..............................................         15,000,000       12,329,850
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC
          Insured, 5.25%, 8/15/27 ..............................................         10,000,000        7,629,500
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ....          6,000,000        6,010,620
       Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ....          1,750,000        1,753,098
       Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ....................            300,000          300,579
       Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 .......          8,605,000        8,618,854
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 ......................          7,065,000        6,792,927
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 ......................          1,000,000          900,400
       Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%,
          6/01/27 ..............................................................          7,500,000        7,506,675
       Mid-Michigan Obligation Group, Series A, 6.125%, 6/01/39 ................          5,000,000        5,126,600
       Oakwood Obligated Group, Refunding, Series A, FSA Insured, 5.125%,
          8/15/25 ..............................................................          7,500,000        7,539,675
       Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/31 .......          8,500,000        7,489,690
       Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36 .......         12,465,000       10,299,082
       Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36 .......          6,165,000        5,063,746
       St. John's Health System, Refunding, Series A, AMBAC Insured, ETM,
          5.125%, 5/15/17 ......................................................         14,500,000       14,687,050
       St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%,
          5/15/13 ..............................................................          2,830,000        2,987,886
       St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%,
          5/15/14 ..............................................................          9,545,000       10,646,588
       Trinity Health Credit Group, Series A, 6.50%, 12/01/33 ..................         25,000,000       26,678,000
    Michigan State Revenue, Grant Antic Bonds, FSA Insured, 5.25%, 9/15/27 .....         10,000,000       10,256,600
    Michigan State Strategic Fund Limited Obligation Revenue,
       Detroit Edison Co. Exempt Facilities Project, Refunding, Series ET-2,
          5.50%, 8/01/29 .......................................................         10,000,000       10,600,100
       Detroit Edison Co. Pollution Control Bonds Project, Refunding,
          Collateralized Series AA, FGIC Insured, 6.95%, 5/01/11 ...............          5,000,000        5,225,400
       Detroit Edison Co. Pollution Control Bonds Project, Refunding,
          Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21 ..............          3,000,000        3,601,770
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue,
       Detroit Education Exempt Facilities, Refunding, Series D, XLCA Insured,
       5.25%, 12/15/32 .........................................................         12,350,000       12,367,413
    Michigan State Trunk Line Revenue,
       Refunding, Series A, NATL Insured, 4.75%, 11/01/20 ......................          3,300,000        3,320,658
       Refunding, Series A, NATL Insured, 5.00%, 11/01/26 ......................          3,050,000        3,069,856
       Series A, FSA Insured, Pre-Refunded, 5.25%, 11/01/30 ....................         19,680,000       21,459,072


                             Semiannual Report | 83

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                         ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan Technological University Revenue, General, Series A, NATL Insured,
       5.00%, 10/01/34 .........................................................   $      3,675,000   $    3,703,150
    Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%,
       5/01/24 .................................................................          3,500,000        3,623,480
    North Kent Sewer Authority Revenue, Sanitary Sewer, NATL Insured, 5.00%,
       11/01/31 ................................................................          5,960,000        6,045,586
    Otsego Public Schools District GO, School Building and Site, FSA Insured,
    Pre-Refunded, 5.00%, 5/01/34 ...............................................          9,835,000       11,198,033
    Oxford Area Community School District GO, FSA Insured, Pre-Refunded, 5.00%,
       5/01/26 .................................................................          5,425,000        5,917,047
       5/01/31 .................................................................          4,865,000        5,306,255
    Pennfield School District GO, School Building and Site, FGIC Insured,
       Pre-Refunded, 5.00%,
       5/01/29 .................................................................          1,150,000        1,309,379
       5/01/34 .................................................................          2,500,000        2,846,475
    Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 ......          2,955,000        3,084,488
    Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
       6/01/23 .................................................................          1,620,000        1,796,920
       6/01/27 .................................................................          2,635,000        2,922,768
    Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 .................          1,600,000        1,629,312
    River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 ....          6,575,000        6,793,750
    Rockford Public Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/33 .................................................................          8,220,000        8,446,297
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont
       Hospital, Refunding, 8.25%, 9/01/39 .....................................         10,000,000       11,516,400
       Series M, NATL Insured, 5.25%, 11/15/31 .................................         12,750,000       10,761,255
       Series M, NATL Insured, 5.25%, 11/15/35 .................................         17,600,000       14,471,248
    Saginaw City School District GO, School Building and Site, FSA Insured,
       5.00%, 5/01/38 ..........................................................         10,555,000       10,762,406
    Saginaw Hospital Finance Authority Revenue, Covenant Medical Center,
       Refunding, Series E, NATL Insured,
       5.375%, 7/01/19 .........................................................          4,850,000        4,790,636
       5.50%, 7/01/24 ..........................................................          1,750,000        1,648,063
    Saginaw Valley State University Revenue,
       General, FSA Insured, 5.00%, 7/01/37 ....................................          4,000,000        4,051,440
       General, Refunding, AMBAC Insured, 5.25%, 7/01/19 .......................            345,000          350,768
       General, Refunding, FSA Insured, 5.00%, 7/01/28 .........................          7,050,000        7,408,915
       Series A, NATL Insured, 5.125%, 7/01/30 .................................          4,315,000        4,338,474
    South Macomb Disposal Authority Revenue, AMBAC Insured, Pre-Refunded,
       5.25%, 9/01/20 ..........................................................          2,000,000        2,095,140
    South Redford School District GO, School Building and Site, NATL Insured,
       5.00%, 5/01/30 ..........................................................          3,500,000        3,575,880
    Southfield Library Building Authority GO, Refunding, NATL Insured,
       5.00%, 5/01/30 ..........................................................          6,535,000        6,749,087
    Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29 ......          9,040,000        9,102,918
    Sparta Area Schools GO, School Building and Site, FGIC Insured,
       Pre-Refunded, 5.00%, 5/01/30 ............................................          2,730,000        3,108,351
    St. Clair County EDC, PCR, The Detroit Edison Co., Refunding, Series AA,
       AMBAC Insured, 6.40%, 8/01/24 ...........................................         10,000,000       10,004,000
    Sturgis Public School District GO, Refunding, FGIC Insured, 5.00%,
       5/01/30 .................................................................          4,715,000        4,784,310
    Taylor Brownfield RDA, GO, Tax Increment, Series A, NATL Insured, 5.00%,
       5/01/29 .................................................................          2,900,000        2,961,422
       5/01/34 .................................................................          3,945,000        3,956,322


                             84 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                         ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21    $      2,595,000   $    2,657,591
    Tecumseh Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%,
       5/01/25 .................................................................          5,925,000        6,124,258
       5/01/30 .................................................................          4,500,000        4,651,335
    Thornapple Kellogg School GO, School Building and Site,
       FSA Insured, Pre-Refunded, 5.00%, 5/01/23 ...............................            965,000        1,077,123
       FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ...............................          6,250,000        6,976,187
       Refunding, FSA Insured, 5.00%, 5/01/23 ..................................          3,035,000        3,152,455
    Trenton Public Schools School District GO, School Building and Site,
       FSA Insured, 5.00%,
       5/01/31 .................................................................          4,575,000        4,733,981
       5/01/38 .................................................................          8,150,000        8,281,215
    Van Dyke Public Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/34 .................................................................          5,000,000        5,105,400
    Warren Consolidated School District GO, FSA Insured, 4.875%, 5/01/22 .......          8,910,000        9,113,950
    Warren Water and Sewer Revenue, FSA Insured, Pre-Refunded, 5.125%, 11/01/23           2,450,000        2,678,781
    Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County
       Airport, Series A, NATL Insured, 5.25%, 12/01/18 ........................          5,500,000        5,365,910
    Wayne Charter County GO,
       Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL
          Insured, 5.25%, 12/01/25 .............................................         17,000,000       17,053,890
       Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL
          Insured, 5.00%, 12/01/30 .............................................         10,750,000       10,209,490
       Capital Improvement, Series A, FSA Insured, 5.00%, 2/01/34 ..............          7,640,000        7,697,071
       Capital Improvement, Series A, FSA Insured, 5.00%, 2/01/38 ..............         12,135,000       12,159,270
    Wayne County Airport Authority Revenue, Detroit Metropolitan Airport,
       Refunding, FGIC Insured, 5.00%,
       12/01/27 ................................................................          9,910,000        9,508,249
       12/01/28 ................................................................         10,170,000        9,590,005
    Wayne State University Revenues, General,
       AMBAC Insured, 5.00%, 11/15/30 ..........................................          2,925,000        2,992,217
       AMBAC Insured, 5.00%, 11/15/36 ..........................................          5,000,000        5,038,700
       Refunding, FGIC Insured, 5.125%, 11/15/29 ...............................         17,900,000       18,075,957
       Refunding, FSA Insured, 5.00%, 11/15/28 .................................         23,550,000       24,409,575
       Refunding, FSA Insured, 5.00%, 11/15/35 .................................         22,435,000       22,515,542
    West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
       5/01/19 .................................................................          2,100,000        2,177,553
       5/01/20 .................................................................          2,000,000        2,073,860
    West Ottawa Public School District GO, School Building Site, Refunding, NATL
       Insured, 5.00%, 5/01/32 .................................................          6,025,000        6,103,626
    Western Michigan University Revenues, General, FSA Insured, 5.00%,
       11/15/28 ................................................................          5,500,000        5,805,250
       11/15/32 ................................................................          6,410,000        6,610,248
    Western Townships Utilities Authority GO, Sewer Disposal System, FGIC
       Insured, 4.75%, 1/01/23 .................................................          8,500,000        8,627,500
    Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ......          9,375,000        9,436,687
    Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 ...............         12,550,000       12,684,661
    Wyoming Sewer Disposal System Revenue, Refunding, NATL Insured, 5.00%,
       6/01/27 .................................................................          5,700,000        5,865,699


                             Semiannual Report | 85

Franklin Tax-Free Trust

    FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT        VALUE
    --------------------------------------                                         ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC
       Insured, 5.00%,
       5/01/32 .................................................................   $      6,065,000   $    6,102,118
    Zeeland Public Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/25 .........          3,350,000        3,420,953
                                                                                                      --------------
                                                                                                       1,447,819,389
                                                                                                      --------------
    U.S. TERRITORIES 5.5%
    PUERTO RICO 5.5%
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue, Refunding, Series D, FSA Insured,
       5.00%, 7/01/32 .......................................................            11,945,000       11,689,496
       Series B, NATL Insured, Pre-Refunded, 5.875%, 7/01/35 ...................          8,570,000        9,020,525
       Series B, NATL Insured, Pre-Refunded, 5.875%, 7/01/35 ...................         16,430,000       17,350,573
       Series D, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 .....................          8,055,000        8,924,779
    Puerto Rico Electric Power Authority Power Revenue, Series RR, FGIC Insured,
       Pre-Refunded, 5.00%, 7/01/35 ............................................         14,000,000       16,240,700
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .          5,505,000        5,511,221
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, first subordinate,
       Series A, 6.00%, 8/01/42 ................................................         15,000,000       15,694,650
                                                                                                      --------------
    TOTAL U.S. TERRITORIES .....................................................                          84,431,944
                                                                                                      --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,507,444,323) ...................................................                       1,532,251,333
                                                                                                      --------------
    SHORT TERM INVESTMENTS 0.1%
    MUNICIPAL BONDS 0.1%
    MICHIGAN 0.1%
(a) Eastern Michigan University Revenues, General, Refunding, Series A,
       Daily VRDN and Put, 0.20%, 3/01/49 ......................................            900,000          900,000
(a) Michigan Higher Education Facilities Authority Revenue, Limited Obligation,
       University of Detroit, Refunding, Daily VRDN and Put, 0.18%,
       11/01/36 ................................................................          1,000,000        1,000,000
                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,900,000) .............................                           1,900,000
                                                                                                      --------------
    TOTAL INVESTMENTS (COST $1,509,344,323) 98.7% ..............................                       1,534,151,333
    OTHER ASSETS, LESS LIABILITIES 1.3% ........................................                          20,935,395
                                                                                                      --------------
    NET ASSETS 100.0% ..........................................................                      $1,555,086,728
                                                                                                      ==============

See Abbreviations on page 133.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             86 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009    --------------------------------------------------------
CLASS A                                               (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                            ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $  11.80       $  11.51    $  12.16    $  12.13    $  12.23    $  12.39
                                                       --------       --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ....................           0.24           0.48        0.50        0.50        0.51        0.53
   Net realized and unrealized gains (losses) ..           0.28           0.30       (0.65)       0.03       (0.10)      (0.16)
                                                       --------       --------    --------    --------    --------    --------
Total from investment operations ...............           0.52           0.78       (0.15)       0.53        0.41        0.37
                                                       --------       --------    --------    --------    --------    --------
Less distributions from net investment income ..          (0.24)         (0.49)      (0.50)      (0.50)      (0.51)      (0.53)
                                                       --------       --------    --------    --------    --------    --------
Redemption fees(d) .............................             --             --(e)       --(e)       --(e)       --(e)       --(e)
                                                       --------       --------    --------    --------    --------    --------
Net asset value, end of period .................       $  12.08       $  11.80    $  11.51    $  12.16    $  12.13    $  12.23
                                                       ========       ========    ========    ========    ========    ========
Total return(f) ................................           4.48%          6.90%      (1.34)%      4.50%       3.48%       2.99%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................           0.65%          0.66%       0.67%       0.66%       0.67%       0.67%
Net investment income ..........................           3.97%          4.17%       4.14%       4.15%       4.17%       4.35%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $713,430       $653,812    $545,977    $539,643    $528,660    $515,780
Portfolio turnover rate ........................           3.35%         21.67%       9.99%      14.24%      13.03%       2.06%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 87

Franklin Tax-Free Trust

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2009   -------------------------------------------------
CLASS C                                               (UNAUDITED)       2009     2008(a)      2007      2006      2005
-------                                            ----------------   --------   -------    -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........       $  11.89       $  11.60   $ 12.24    $ 12.22   $ 12.31   $ 12.47
                                                       --------       --------   -------    -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ....................           0.21           0.42      0.43       0.44      0.44      0.46
   Net realized and unrealized gains (losses) ..           0.29           0.29     (0.64)      0.01     (0.09)    (0.16)
                                                       --------       --------   -------    -------   -------   -------
Total from investment operations ...............           0.50           0.71     (0.21)      0.45      0.35      0.30
                                                       --------       --------   -------    -------   -------   -------
Less distributions from net investment income ..          (0.21)         (0.42)    (0.43)     (0.43)    (0.44)    (0.46)
                                                       --------       --------   -------    -------   -------   -------
Redemption fees(d) .............................             --             --e       --e        --e       --e       --e
                                                       --------       --------   -------    -------   -------   -------
Net asset value, end of period .................       $  12.18       $  11.89   $ 11.60    $ 12.24   $ 12.22   $ 12.31
                                                       ========       ========   =======    =======   =======   =======
Total return(f) ................................           4.24%          6.26%    (1.78)%     3.81%     2.98%     2.40%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................           1.20%          1.21%     1.22%      1.21%     1.22%     1.22%
Net investment income ..........................           3.42%          3.62%     3.59%      3.60%     3.62%     3.80%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $131,009       $102,212   $70,318    $64,873   $64,900   $59,682
Portfolio turnover rate ........................           3.35%         21.67%     9.99%     14.24%    13.03%    12.06%

(a) For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             88 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

                                                      PERIOD ENDED
                                                   AUGUST 31, 2009(a)
ADVISOR CLASS                                          (UNAUDITED)
-------------                                      ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........         $11.91
                                                         ------
Income from investment operations(b):
   Net investment income(c) ....................           0.09
   Net realized and unrealized gains (losses) ..           0.16
                                                         ------
Total from investment operations ...............           0.25
                                                         ------
Less distributions from net investment income ..          (0.08)
                                                         ------
Net asset value, end of period .................         $12.08
                                                         ======
Total return(d) ................................           2.10%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................           0.55%
Net investment income ..........................           4.07%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............         $4,377
Portfolio turnover rate ........................           3.35%

(a)  For the period July 1, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                        ----------------   --------------
    MUNICIPAL BONDS 98.6%
    MINNESOTA 94.4%

    Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC
       Insured, 4.875%, 2/01/24 ................................................   $      2,195,000   $    2,303,433
    Anoka-Hennepin ISD No. 11 GO,
       School Building, Refunding, Series A, Assured Guaranty, 5.00%,
       2/01/20 .................................................................          5,870,000        6,810,433
       School District Credit Enhancement Program, Series A, FSA Insured, 5.00%,
          2/01/20 ..............................................................          6,130,000        6,448,699
    Bloomington ISD No. 271 GO, School Building, Refunding, Series C, FSA
       Insured, 4.50%, 2/01/23 .................................................          2,500,000        2,652,725
    Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured,
       4.50%, 12/01/24 .........................................................          1,055,000        1,108,320
    Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 ...............          1,000,000        1,074,910
    Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
       5.90%, 9/20/19 ..........................................................            400,000          403,712
       5.95%, 9/20/29 ..........................................................          1,275,000        1,293,054
       6.00%, 9/20/34 ..........................................................          1,000,000        1,016,090
    Byron ISD No. 531 GO, School Building, Series A, FGIC Insured, 5.00%,
       2/01/24 .................................................................          2,015,000        2,148,353
    Cambridge ISD No. 911 GO, Series A, NATL Insured, 4.25%, 2/01/24 ...........          1,235,000        1,263,738
    Cass Lake ISD No. 115 GO, Refunding, FGIC Insured, 5.00%, 2/01/22 ..........          3,805,000        3,983,150
    Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21 ...........          1,000,000        1,074,910
    Chaska ISD No. 112 GO, School Building, Series A, NATL Insured, 4.50%,
       2/01/28 .................................................................         15,000,000       15,427,950
    Chisago County GO, Capital Improvement, Series A, NATL Insured, 4.75%,
       2/01/26 .................................................................          2,415,000        2,542,971
    Dakota County CDA Governmental Housing Development GO, Senior Housing
       Facilities, Series A, 5.125%, 1/01/35 ...................................          2,625,000        2,697,187
    Dakota County Housing and RDA, SFMR, GNMA Secured,
       5.75%, 4/01/18 ..........................................................             97,000           97,025
       5.85%, 10/01/30 .........................................................            163,000          163,042
    Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25 .....................          1,325,000        1,351,818
    Duluth ISD No. 709 COP, Full Term Certificate, Series B,
       4.75%, 2/01/25 ..........................................................          8,445,000        8,869,783
       FSA Insured, 5.00%, 2/01/28 .............................................         18,890,000       20,129,751
    Eagan GO, Recreational Facilities, Series A, NATL Insured, 5.00%, 2/01/21 ..          3,075,000        3,200,183
    Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
       5.95%, 9/20/29 ..........................................................          1,700,000        1,739,695
       6.00%, 9/20/34 ..........................................................          1,480,000        1,503,813
    Elk River ISD Number 728 GO, School Building, Refunding, Series A, FSA
       Insured, 4.25%, 2/01/24 .................................................          6,265,000        6,457,711
    Farmington ISD No. 192 GO,
       NATL Insured, 5.25%, 2/01/24 ............................................          5,915,000        6,245,708
       School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/24 .......          5,015,000        5,250,705
       School Building, Series B, FSA Insured, 5.00%, 2/01/23 ..................          3,000,000        3,223,050
       School Building, Series B, FSA Insured, 4.75%, 2/01/27 ..................         16,075,000       16,824,416
    Fergus Falls ISD No. 544 GO, School Building, Series A, FSA Insured, 5.00%,
       1/01/25 .................................................................          1,655,000        1,800,491
    Fridley ISD No. 014 GO, Alternative Facilities, Series A, FSA Insured,
       4.375%, 2/01/27 .........................................................          2,040,000        2,079,392
    Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22 ..          2,700,000        2,814,372
    Hennepin County Sales Tax Revenue,
         Hennepin County Sales Tax, 4.75%, 12/15/37 ............................         25,000,000       25,444,000
         Second Lien, Ballpark Project, Series B, 5.00%, 12/15/21 ..............          5,000,000        5,538,800
    Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA
       Insured, Pre-Refunded, 5.00%, 11/01/25 ..................................          8,000,000        9,104,400


                             90 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                        ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A,
       GNMA Secured,
       5.60%, 11/20/17 .........................................................   $        675,000   $      677,106
       5.70%, 11/20/32 .........................................................          3,000,000        3,204,780
    Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22 ......................          3,880,000        4,182,058
    Hubbard County Housing and RDA, GO, Heritage Center Project, NATL Insured,
       5.50%, 8/01/27 ..........................................................          1,085,000        1,127,641
    Lake Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 ........          4,195,000        4,609,088
    Lakeview ISD No. 2167 GO, NATL Insured, 5.25%, 2/01/26 .....................          3,705,000        3,912,665
    Lakeville ISD No. 194 GO,
       School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/16 ..          5,405,000        6,221,479
       School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17 ..          5,750,000        6,632,797
       Series A, FGIC Insured, 5.00%, 2/01/23 ..................................         10,180,000       11,122,159
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 .............          2,700,000        2,846,637
    Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater,
       Series B, 4.50%, 12/01/26 ...............................................          5,000,000        5,189,850
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       senior bond, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/20 .........          5,400,000        5,768,064
       senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/23 ..........         14,800,000       15,750,604
       senior bond, Refunding, Series A, BHAC Insured, 5.00%, 1/01/26 ..........         10,000,000       10,441,800
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ....................          7,000,000        7,417,270
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 ....................          2,000,000        2,119,220
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ....................          9,000,000        9,536,490
    Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities,
       Carondelet, Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 .......            545,000          606,716
    Minneapolis GO,
       Sports Arena Project, Refunding, 5.125%, 10/01/20 .......................          8,340,000        8,340,334
       Sports Arena Project, Refunding, 5.20%, 10/01/24 ........................          3,750,000        3,750,375
       Various Purpose, Refunding, 4.00%, 12/01/25 .............................          4,500,000        4,564,890
       Various Purpose, Pre-Refunded, 5.125%, 12/01/28 .........................          3,000,000        3,290,820
    Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured,
       5.00%, 11/15/34 .........................................................         12,645,000       11,192,342
    Minneapolis Health Care System Revenue, Fairview Health Services, Series B,
       Assured Guaranty, 6.50%, 11/15/38 .......................................         35,000,000       39,407,900
    Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%,
       12/20/30 ................................................................          5,000,000        4,880,100
    Minneapolis Special School District No. 001 COP,
       Refunding, Series A, NATL Insured, 4.50%, 2/01/21 .......................          2,715,000        2,826,125
       Series A, FSA Insured, 5.00%, 2/01/21 ...................................          1,950,000        2,026,635
    Minnesota Agriculture and Economic Development Board Revenue,
       Benedictine Health, Series A, NATL Insured, Pre-Refunded,
          5.125%, 2/15/29 ......................................................         14,625,000       15,057,607
       Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured,
          5.15%, 12/01/22 ......................................................          4,870,000        4,778,006
       Health Care System, Refunding, Series A, NATL Insured, 5.75%, 11/15/26 ..            365,000          365,142
       Series E, Assured Guaranty, 5.00%, 2/15/37 ..............................         20,600,000       20,968,740
    Minnesota Public Facilities Authority Clean Water Revenue, Series A,
       5.00%, 3/01/24 ..........................................................          6,900,000        7,539,078
    Minnesota State 911 Revenue, Public Safety Radio Communication System,
       Assured Guaranty, 5.00%, 6/01/24 ........................................          5,000,000        5,473,750


                             Semiannual Report | 91

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                        ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minnesota State Colleges and University Revenue, Fund, Series A,
       4.50%, 10/01/26 .........................................................   $      5,770,000   $    5,896,594
       4.625%, 10/01/29 ........................................................          6,615,000        6,778,258
       NATL Insured, 5.00%, 10/01/22 ...........................................          1,745,000        1,882,192
       NATL Insured, 5.00%, 10/01/23 ...........................................          1,825,000        1,957,130
       NATL Insured, 5.00%, 10/01/24 ...........................................          1,900,000        2,030,093
       NATL Insured, 5.00%, 10/01/25 ...........................................          1,155,000        1,226,980
       NATL Insured, 5.00%, 10/01/26 ...........................................          1,715,000        1,814,247
       NATL Insured, 5.00%, 10/01/32 ...........................................          5,540,000        5,715,396
    Minnesota State GO,
       Highway and Various Purpose, 5.00%, 8/01/23 .............................          3,000,000        3,337,020
       Highway and Various Purpose, FSA Insured, 5.00%, 8/01/22 ................          1,000,000        1,113,070
       Highway and Various Purpose, FSA Insured, 5.00%, 8/01/25 ................         10,000,000       10,956,100
       NATL Insured, 5.00%, 6/01/26 ............................................         10,000,000       10,806,300
       Various Purposes, Series A, 4.25%, 12/01/27 .............................          5,000,000        5,137,850
       Various Purposes, Series A, 4.50%, 12/01/28 .............................         15,540,000       16,280,326
    Minnesota State HFAR,
       Rental Housing, Refunding, Series D, NATL Insured, 5.90%, 8/01/15 .......            705,000          707,460
       Rental Housing, Refunding, Series D, NATL Insured, 5.95%, 2/01/18 .......            210,000          210,508
       Rental Housing, Refunding, Series D, NATL Insured, 6.00%, 2/01/22 .......            225,000          225,824
       SFM, Series B, 5.00%, 7/01/13 ...........................................             50,000           50,100
       SFM, Series D, 5.45%, 1/01/26 ...........................................          1,540,000        1,540,955
       SFM, Series E, AMBAC Insured, 5.40%, 1/01/25 ............................          1,915,000        1,916,877
       SFM, Series G, AMBAC Insured, 6.25%, 7/01/26 ............................            170,000          170,539
    Minnesota State Higher Education Facilities Authority Revenue, St. John's
       University, Series 5-I,
       NATL Insured, Pre-Refunded, 5.25%,
       10/01/21 ................................................................          1,750,000        1,902,163
       10/01/26 ................................................................          1,500,000        1,630,425
    Minnesota State Higher Educational Facilities Authority Revenue, University
       St. Thomas, Series Six-X,
       5.00%, 4/01/29 ..........................................................          2,250,000        2,296,845
       5.25%, 4/01/39 ..........................................................          5,000,000        5,065,250
    Minnesota State Public Facilities Authority Clean Water Revenue, Series B,
       4.75%, 3/01/27 ..........................................................          5,000,000        5,270,550
    Minnetonka ISD No. 276 GO, Alternative Facilities, Series F,
       4.00%, 7/01/24 ..........................................................          2,305,000        2,338,630
       4.10%, 7/01/25 ..........................................................          2,145,000        2,174,387
    Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
       5.90%, 10/20/19 .........................................................          1,750,000        1,765,330
       5.95%, 10/20/29 .........................................................          5,955,000        6,048,315
    Moorhead ISD No. 152 GO, School Building, Refunding, 4.25%, 4/01/22 ........          4,690,000        4,829,481
    Mounds View ISD No. 621 GO, School Building, Refunding, Series A,
       4.00%, 2/01/20 ..........................................................          2,000,000        2,107,460
    New Brighton GO, Tax Increment, Series A, NATL Insured, 5.00%, 2/01/32 .....          5,110,000        5,305,202
    Nobles County Housing and RDA Public Project Revenue, Annual Appropriation
       Lease Obligation, AMBAC Insured, Pre-Refunded, 5.625%, 2/01/22 ..........          1,230,000        1,256,113
    North Branch Water System Revenue,
       FSA Insured, 4.75%, 8/01/27 .............................................          1,500,000        1,577,685
       Series A, FSA Insured, 5.00%, 8/01/33 ...................................          1,325,000        1,357,595


                              92| Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                        ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Northern Municipal Power Agency Electric System Revenue,
       Refunding, FSA Insured, 5.00%, 1/01/12 ..................................   $        790,000   $      795,096
       Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21 ...................          1,505,000        1,585,548
       Series A, AMBAC Insured, 5.00%, 1/01/26 .................................          2,000,000        2,043,600
    Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 ................          3,000,000        3,129,240
    Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA
       Secured, 5.00%, 10/20/38 ................................................          4,280,000        4,170,817
    Pipestone-Jasper ISD No. 2689 GO, Refunding, Series A, FSA Insured,
       5.00%, 3/01/20 ..........................................................          1,595,000        1,704,656
    Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA
       Insured,
       6.25%, 6/01/16 ..........................................................          1,600,000        1,601,760
       6.125%, 6/01/24 .........................................................          1,815,000        1,814,728
    Prior Lake ISD No. 719 GO,
       FSA Insured, 5.50%, 2/01/20 .............................................          2,255,000        2,296,018
       FSA Insured, 5.50%, 2/01/21 .............................................          2,590,000        2,637,112
       Series C, NATL Insured, 5.00%, 2/01/21 ..................................          2,000,000        2,089,620
       Series C, NATL Insured, 5.00%, 2/01/23 ..................................          6,025,000        6,266,120
    Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC
       Insured, Pre-Refunded, 5.875%, 1/01/31 ..................................          2,160,000        2,198,686
    Robbinsdale ISD No. 281 GO, Refunding, Series A, NATL Insured,
       4.50%, 2/01/22 ..........................................................          3,000,000        3,082,950
    Rochester Electric Utility Revenue, AMBAC Insured, Pre-Refunding,
       5.25%, 12/01/24 .........................................................          3,000,000        3,176,550
    Rush City ISD No. 139 GO, School Building, NATL Insured,
       5.00%, 2/01/21 ..........................................................          1,680,000        1,831,284
       5.125%, 2/01/26 .........................................................          4,245,000        4,644,752
    Sauk Rapids ISD No. 047 GO,
       School Building, Refunding, Series A, FSA Insured, 5.00%, 2/01/22 .......          2,200,000        2,384,030
       School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/25 .......          2,175,000        2,250,820
       Series A, NATL Insured, 5.75%, 2/01/23 ..................................          2,740,000        2,911,908
       Series A, NATL Insured, 5.75%, 2/01/26 ..................................          5,000,000        5,315,150
    Scott County GO, Capital Improvement, Series A, AMBAC Insured,
       5.00%, 12/01/27 .........................................................          5,590,000        6,031,889
    South Washington County ISD No. 833 GO, Series B, FSA Insured,
       5.00%, 2/01/23 ..........................................................          4,000,000        4,139,320
    Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue
       County Apartments, Series B, NATL Insured, Pre-Refunded, 5.75%,
          1/01/31 ..............................................................          2,415,000        2,457,673
    Southern Minnesota Municipal Power Agency Power Supply System Revenue,
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          1/01/19 ..............................................................          5,875,000        3,961,395
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          1/01/20 ..............................................................         14,035,000        8,926,541
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          1/01/23 ..............................................................          4,000,000        2,128,520
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          1/01/26 ..............................................................          5,000,000        2,204,150
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          1/01/27 ..............................................................          6,600,000        2,725,404
       Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn.,
          1/01/18 ..............................................................         15,935,000       11,383,486
       Refunding, Series A, 5.00%, 1/01/21 .....................................          1,000,000        1,050,130
       Refunding, Series A, 5.00%, 1/01/22 .....................................          2,060,000        2,144,007
       Refunding, Series A, 5.50%, 1/01/24 .....................................          1,000,000        1,066,790
       Refunding, Series A, 5.25%, 1/01/30 .....................................          2,000,000        2,059,320
       Series A, NATL Insured, Pre-Refunded, 5.75%, 1/01/18 ....................          1,000,000        1,088,840
    Spring Lake Park ISD No. 16 GO, School Building, Series A, FSA Insured,
       5.00%, 2/01/29 ..........................................................          4,025,000        4,250,480



                             Semiannual Report | 93

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                        ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    St. Cloud Health Care Revenue,
       Centracare Health System Project, Assured Guaranty, 5.375%, 5/01/31 .....   $      1,000,000   $    1,023,770
       Centracare Health System Project, Assured Guaranty, 5.50%, 5/01/39 ......         27,200,000       27,708,096
       St. Cloud Hospital Obligation, Group A, FSA Insured, 5.875%, 5/01/30 ....         17,785,000       18,018,517
    St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding,
       Series A, AMBAC Insured, 5.00%, 7/01/15 .................................          1,165,000        1,167,575
    St. Michael ISD No. 885 GO,
       FSA Insured, 5.00%, 2/01/23 .............................................          3,300,000        3,547,203
       School Building, Refunding, FSA Insured, 5.00%, 2/01/24 .................          2,735,000        2,935,640
       School Building, Series A, FSA Insured, 4.75%, 2/01/29 ..................          5,000,000        5,187,150
    St. Paul Housing and RDA Health Care Revenue, Allina Health System,
       Series A, NATL Insured, 5.00%, 11/15/22 .................................          5,000,000        4,909,650
    St. Paul ISD No. 625 GO, School Building, Series A, FSA Insured, 5.00%,
       2/01/24 .................................................................          1,615,000        1,756,490
       2/01/25 .................................................................          1,675,000        1,811,580
       2/01/26 .................................................................          1,745,000        1,877,917
    St. Paul Sales Tax Revenue, Sub Series A, XLCA Insured, 5.00%, 11/01/30 ....          7,360,000        7,522,803
    St. Peter GO, Hospital, Series A, NATL Insured, 5.00%, 9/01/32 .............          5,000,000        5,026,950
    University of Minnesota Revenue,
       Series A, 5.25%, 4/01/29 ................................................          1,000,000        1,088,650
       Series A, 5.125%, 4/01/34 ...............................................          1,000,000        1,049,750
       Series C, 5.00%, 12/01/18 ...............................................          1,500,000        1,723,590
       Series C, 5.00%, 12/01/21 ...............................................          1,000,000        1,123,770
    Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%,
       2/01/22 .................................................................          1,140,000        1,247,468
       2/01/28 .................................................................          2,400,000        2,627,904
    Waconia ISD No. 110 GO, School Building, Refunding, Series B,
       4.125%, 2/01/22 .........................................................          5,340,000        5,585,159
    Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%,
       2/01/23 .................................................................          1,160,000        1,183,478
       2/01/25 .................................................................          1,300,000        1,326,312
    Washington County Housing and RDAR, Government Housing, Landfall Terrace
       Project, Refunding,
       5.35%, 2/01/22 ..........................................................          1,000,000        1,001,690
       5.40%, 8/01/27 ..........................................................          2,015,000        2,018,446
    Watertown ISD No. 111 GO, Series A, FSA Insured, 5.00%, 2/01/24 ............          2,725,000        2,924,906
    West St. Paul ISD No. 197 GO, School Building, Series B, 5.00%,
       2/01/21 .................................................................          3,340,000        3,574,067
       2/01/22 .................................................................          3,500,000        3,724,560
    Western Minnesota Municipal Power Agency Revenue,
       NATL Insured, 5.00%, 1/01/26 ............................................          8,565,000        8,700,755
       Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12 ......................          2,745,000        2,745,467
       Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13 ......................          4,500,000        4,500,540
       Series A, FSA Insured, 5.00%, 1/01/36 ...................................          6,000,000        6,121,320
       Series A, NATL Insured, 5.00%, 1/01/30 ..................................          7,200,000        7,243,344
    Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
       2/01/22 .................................................................          2,550,000        2,644,477
       2/01/25 .................................................................          3,000,000        3,092,730
       2/01/32 .................................................................          5,415,000        5,508,084
                                                                                                      --------------
                                                                                                         801,393,506
                                                                                                      --------------


                             94 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
    ---------------------------------------                                        ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 4.2%
    PUERTO RICO 3.9%
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..............................   $        580,000   $      627,299
       Refunding, FSA Insured, 5.00%, 7/01/23 ..................................            955,000          959,737
       Refunding, FSA Insured, 5.125%, 7/01/30 .................................            420,000          420,584
    Puerto Rico Commonwealth Highway and Transportation Authority Highway
       Revenue, Series Y, FSA Insured, 6.25%, 7/01/21 ..........................         10,000,000       11,105,100
    Puerto Rico Electric Power Authority Power Revenue, Refunding,
       Series SS, NATL Insured, 5.00%, 7/01/25 .................................          5,000,000        5,019,700
       Series V, FGIC Insured, 5.25%, 7/01/30 ..................................          5,000,000        5,037,550
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured,
       5.75%, 8/01/12 ..........................................................          5,000,000        5,058,600
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured,
       5.00%, 8/01/30 ..........................................................          1,000,000        1,000,460
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
       Series F, XLCA Insured, 5.25%, 7/01/25 ..................................          2,500,000        2,343,825
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured,
       7.00%, 7/01/14 ..........................................................            800,000          800,904
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
       Series E, AMBAC Insured, ETM, 5.50%, 8/01/27 ............................          1,000,000        1,151,500
                                                                                                      --------------
                                                                                                          33,525,259
                                                                                                      --------------
    VIRGIN ISLANDS 0.3%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
       10/01/20 ................................................................          1,160,000        1,180,613
       10/01/21 ................................................................          1,000,000        1,015,520
                                                                                                      --------------
                                                                                                           2,196,133
                                                                                                      --------------
    TOTAL U.S. TERRITORIES .....................................................                          35,721,392
                                                                                                      --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $805,684,604) ....                         837,114,898
                                                                                                      --------------
    SHORT TERM INVESTMENTS 0.9%
    MUNICIPAL BONDS 0.9%
    MINNESOTA 0.9%
(a) Minnesota Agricultural and Economic Development Board Revenue, Health Care
       Facility, Essentia, Refunding, Series C-3, Assured Guaranty, Daily VRDN
       and Put, 0.13%, 2/15/32 .................................................          3,405,000        3,405,000
(a) Roseville Health Care Facilities Revenue, Presbyterian Homes Project,
       Refunding, Daily VRDN and Put, 0.18%, 10/01/29 ..........................          3,905,000        3,905,000
                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS (COST $7,310,000) .............................                           7,310,000
                                                                                                      --------------
    TOTAL INVESTMENTS (COST $812,994,604) 99.5% ................................                         844,424,898
    OTHER ASSETS, LESS LIABILITIES 0.5% ........................................                           4,390,937
                                                                                                      --------------
    NET ASSETS 100.0% ..........................................................                      $  848,815,835
                                                                                                      ==============

See Abbreviations on page 133.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 95

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 2009    ------------------------------------------------------------
CLASS A                                      (UNAUDITED)         2009         2008(a)       2007        2006        2005
-------                                    ----------------   ----------    ----------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...      $    12.08      $    11.91    $    12.64    $  12.60    $  12.64    $  12.81
                                              ----------      ----------    ----------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ............            0.25            0.51          0.51        0.52        0.53        0.54
   Net realized and unrealized gains
      (losses) .........................            0.33            0.17         (0.73)       0.04       (0.04)      (0.16)
                                              ----------      ----------    ----------    --------    --------    --------
Total from investment operations .......            0.58            0.68         (0.22)       0.56        0.49        0.38
                                              ----------      ----------    ----------    --------    --------    --------
Less distributions from:
   Net investment income ...............           (0.26)          (0.51)        (0.51)      (0.52)      (0.53)      (0.54)
   Net realized gains ..................              --              --            --(d)       --(d)       --       (0.01)
                                              ----------      ----------    ----------    --------    --------    --------
Total distributions ....................           (0.26)          (0.51)        (0.51)      (0.52)      (0.53)      (0.55)
                                              ----------      ----------    ----------    --------    --------    --------
Redemption fees(e) .....................              --              --(d)         --(d)       --(d)       --(d)       --(d)
                                              ----------      ----------    ----------    --------    --------    --------
Net asset value, end of period .........      $    12.40      $    12.08    $    11.91    $  12.64    $  12.60    $  12.64
                                              ==========      ==========    ==========    ========    ========    ========
Total return(f) ........................            4.85%           5.83%        (1.82)%      4.61%       3.98%       3.15%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...............................            0.63%           0.64%         0.65%       0.65%       0.65%       0.65%
Net investment income ..................            4.13%           4.26%         4.11%       4.17%       4.20%       4.36%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $1,228,225      $1,144,463    $1,010,704    $980,493    $901,614    $849,970
Portfolio turnover rate ................            0.37%          11.12%        16.47%      10.55%      16.44%      19.87%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.


                             96 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                  YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009   ------------------------------------------------------
CLASS B                                              (UNAUDITED)       2009      2008(a)       2007        2006        2005
-------                                           ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $ 12.13       $ 11.96     $ 12.69     $ 12.64     $ 12.68     $ 12.85
                                                       -------       -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ...................           0.22          0.45        0.44        0.45        0.46        0.48
   Net realized and unrealized gains
      (losses) ................................           0.33          0.16       (0.73)       0.06       (0.04)      (0.17)
                                                       -------       -------     -------     -------     -------     -------
Total from investment operations ..............           0.55          0.61       (0.29)       0.51        0.42        0.31
                                                       -------       -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ......................          (0.23)        (0.44)      (0.44)      (0.46)      (0.46)      (0.47)
   Net realized gains .........................             --            --          --(d)       --(d)       --       (0.01)
                                                       -------       -------     -------     -------     -------     -------
Total distributions ...........................          (0.23)        (0.44)      (0.44)      (0.46)      (0.46)      (0.48)
                                                       -------       -------     -------     -------     -------     -------
Redemption fees(e) ............................             --            --(d)       --(d)       --(d)       --(d)       --(d)
                                                       -------       -------     -------     -------     -------     -------
Net asset value, end of period ................        $ 12.45       $ 12.13     $ 11.96     $ 12.69     $ 12.64     $ 12.68
                                                       =======       =======     =======     =======     =======     =======
Total return(f) ...............................           4.55%         5.22%      (2.35)%      4.11%       3.41%       2.56%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ......................................           1.18%         1.19%       1.20%       1.20%       1.20%       1.20%
Net investment income .........................           3.58%         3.71%       3.56%       3.62%       3.65%       3.81%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $32,569       $36,629     $42,638     $51,897     $56,478     $60,264
Portfolio turnover rate .......................           0.37%        11.12%      16.47%      10.55%      16.44%      19.87%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              Semiannual Report| 97

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2009   ------------------------------------------------------------
CLASS C                                             (UNAUDITED)       2009        2008(a)       2007         2006         2005
-------                                           ---------------   --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  12.19      $  12.02     $  12.75     $  12.70     $  12.74     $  12.90
                                                      --------      --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ...................           0.22          0.45         0.45         0.46         0.46         0.48
   Net realized and unrealized gains
      (losses) ................................           0.34          0.16        (0.74)        0.04        (0.04)       (0.16)
                                                      --------      --------     --------     --------     --------     --------
Total from investment operations ..............           0.56          0.61        (0.29)        0.50         0.42         0.32
                                                      --------      --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ......................          (0.23)        (0.44)       (0.44)       (0.45)       (0.46)       (0.47)
   Net realized gains .........................             --            --           --(d)        --(d)        --        (0.01)
                                                      --------      --------     --------     --------     --------     --------
Total distributions ...........................          (0.23)        (0.44)       (0.44)       (0.45)       (0.46)       (0.48)
Redemption fees(e) ............................             --            --(d)        --(d)        --(d)        --(d)        --(d)
                                                      --------      --------     --------     --------     --------     --------
Net asset value, end of period ................       $  12.52      $  12.19     $  12.02     $  12.75     $  12.70     $  12.74
                                                      ========      ========     ========     ========     ========     ========
Total return(f) ...............................           4.60%         5.19%       (2.34)%       4.08%        3.38%        2.64%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ......................................           1.18%         1.19%        1.20%        1.20%        1.20%        1.20%
Net investment income .........................           3.58%         3.71%        3.56%        3.62%        3.65%        3.81%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $239,785      $201,779     $158,124     $143,804     $130,540     $108,617
Portfolio turnover rate .......................           0.37%        11.12%       16.47%       10.55%       16.44%       19.87%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             98 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED   PERIOD ENDED
                                                  AUGUST 31, 2009    FEBRUARY 28,
ADVISOR CLASS                                       (UNAUDITED)         2009(a)
-------------                                     ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 12.08          $12.27
                                                      -------          ------
Income from investment operations(b):
   Net investment income(c) ...................          0.26            0.35
   Net realized and unrealized gains
      (losses) ................................          0.33           (0.19)
                                                      -------          ------
Total from investment operations ..............          0.59            0.16
                                                      -------          ------
Less distributions from net investment
   income .....................................         (0.27)          (0.35)
                                                      -------          ------
Net asset value, end of period ................       $ 12.40          $12.08
                                                      =======          ======
Total return(d) ...............................          4.91%           1.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ......................................          0.53%           0.54%
Net investment income .........................          4.23%           4.36%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $11,273          $  352
Portfolio turnover rate .......................          0.37%          11.12%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS 97.4%
    OHIO 94.7%

    Akron Bath Copley Joint Township Hospital District Revenue, Hospital
       Improvement Children's Hospital Center, FSA Insured, 5.00%, 11/15/22 ....   $      5,000,000   $    5,083,850
    Akron GO, Improvement, FGIC Insured, 5.00%,
       12/01/20 ................................................................          2,150,000        2,256,146
       12/01/21 ................................................................          2,255,000        2,354,626
       12/01/22 ................................................................          1,185,000        1,231,701
    Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC
       Insured, 5.00%,
       12/01/22 ................................................................          2,460,000        2,497,367
       12/01/24 ................................................................          3,200,000        3,260,960
       12/01/33 ................................................................          8,005,000        8,071,361
    American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus
       Project, Refunding, Series A,
       Assured Guaranty, 5.25%, 2/15/33 ........................................         30,000,000       30,345,900
       BHAC Insured, 5.00%, 2/15/38 ............................................         22,000,000       22,409,200
    Anthony Wayne Local School District GO,
       Refunding, FSA Insured, 5.00%, 12/01/24 .................................          3,200,000        3,306,208
       School Facilities Construction and Improvement, FSA Insured,
          Pre-Refunded, 5.65%, 12/01/21 ........................................          1,845,000        1,981,050
       School Facilities Construction and Improvement, FSA Insured,
          Pre-Refunded, 5.70%, 12/01/25 ........................................          2,335,000        2,508,631
       School Facilities Construction and Improvement, Refunding, FSA
       Insured, 5.65%, 12/01/21 ................................................            645,000          670,774
    Athens City School District GO, School Facilities Construction and
       Improvement, FSA Insured, Pre-Refunded, 6.00%, 12/01/24 .................          2,345,000        2,528,098
    Aurora City School District COP, NATL Insured, Pre-Refunded,
       6.10%, 12/01/19 .........................................................          1,825,000        1,868,837
       6.15%, 12/01/24 .........................................................          1,670,000        1,710,314
    Austintown Local School District GO, School Improvement, FSA Insured,
       5.125%, 12/01/30 ........................................................          7,715,000        8,069,427
    Avon Lake City School District GO, FGIC Insured, Pre-Refunded, 5.50%,
       12/01/26 ................................................................          4,000,000        4,130,200
    Avon Lake Water System Revenue, Series A, AMBAC Insured, Pre-Refunded,
       5.75%, 10/01/26 .........................................................          2,020,000        2,129,322
    Avon Local School District GO, School Improvement, NATL Insured,
       Pre-Refunded, 5.25%,
       12/01/23 ................................................................          1,000,000        1,148,730
       12/01/29 ................................................................          2,295,000        2,636,335
    Bluffton Exempted Village School District GO, Library Construction
       Improvement, AMBAC Insured, 5.50%, 12/01/28 .............................          1,190,000        1,417,242
    Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA
       Secured, 5.40%, 9/20/36 .................................................          2,940,000        2,962,520
    Brookfield Local School District GO, School Facilities Improvement, FSA
       Insured, 5.25%, 1/15/36 .................................................          1,300,000        1,369,134
    Brookville Local School District GO, FSA Insured, Pre-Refunded,
       5.25%, 12/01/22 .........................................................          1,075,000        1,234,885
       5.00%, 12/01/31 .........................................................          3,000,000        3,415,560
    Buckeye Local School District GO, Construction and Improvement Bonds,
       FGIC Insured, Pre-Refunded, 5.50%, 12/01/25 .............................            750,000          796,455


                            100 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)

    Butler County GO,
       Judgment Bonds, FSA Insured, Pre-Refunded, 4.75%, 12/01/26 ..............   $      4,000,000   $    4,483,480
       Limited Tax, Various Purpose, Refunding, FGIC Insured, 5.00%, 12/01/26 ..          2,130,000        2,254,456
    Butler County Transportation ID Revenue, Highway, XLCA Insured, 5.00%,
       12/01/31 ................................................................             40,000           41,334
    Canal Winchester Local School District GO, Capital Appreciation, NATL
       Insured, zero cpn.,
       12/01/32 ................................................................          1,455,000          406,673
       12/01/33 ................................................................          2,000,000          519,280
    Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%,
       12/01/22 ................................................................          1,555,000        1,617,464
    Chillicothe City School District GO, Capital Appreciation, Refunding, FGIC
       Insured, zero cpn.,
       12/01/22 ................................................................          1,905,000          968,445
       12/01/23 ................................................................          1,905,000          914,229
       12/01/24 ................................................................          1,905,000          862,279
    Cincinnati City School District COP, School Improvement Project, Refunding,
       FSA Insured, 5.00%,
       12/15/26 ................................................................          7,310,000        7,663,877
       12/15/27 ................................................................          7,000,000        7,303,170
    Cincinnati City School District GO,
       Classroom Construction and Improvement, Refunding, NATL Insured, 5.25%,
          12/01/27 .............................................................         14,900,000       16,615,735
       Classroom Facilities Construction and Improvement, FSA Insured,
          Pre-Refunded, 5.00%,
          12/01/27 .............................................................          2,500,000        2,846,300
       School Improvement, FSA Insured, 5.00%, 12/01/22 ........................          9,510,000        9,919,691
    Cincinnati Technical College Revenue, AMBAC Insured,
       5.25%, 10/01/23 .........................................................          2,510,000        2,490,171
       5.00%, 10/01/28 .........................................................          2,715,000        2,614,708
    Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%,
       12/01/20 ................................................................          2,035,000        2,131,703
    Cleveland Airport System Revenue, Series C,
       Assured Guaranty, 5.00%, 1/01/27 ........................................         10,000,000       10,043,700
       FSA Insured, 5.00%, 1/01/26 .............................................          9,500,000        9,586,355
    Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27 .......          4,000,000        4,141,320
    Cleveland Public Power System Revenue,
       Capital Appreciation, Series B, NATL Insured, zero cpn., 11/15/38 .......         10,000,000        1,888,800
       Series B, NATL Insured, 5.00%, 11/15/28 .................................          2,000,000        2,013,880
       Series B, NATL Insured, 5.00%, 11/15/38 .................................         10,000,000        9,456,800
    Cleveland State University General Receipt Revenue, FGIC Insured, 5.25%,
       6/01/24 .................................................................          1,000,000        1,041,180
    Cleveland Waterworks Revenue, Series K, FGIC Insured, Pre-Refunded, 5.00%,
       1/01/22 .................................................................          2,075,000        2,258,949
       1/01/23 .................................................................          4,285,000        4,664,865
       1/01/25 .................................................................          8,150,000        8,872,497
    Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid
       Avenue Housing Corp., Fenn Project, AMBAC Insured, 5.00%,
       8/01/25 .................................................................          2,440,000        2,488,654
       8/01/28 .................................................................          2,145,000        2,159,071
    Clyde-Green Springs Exempted Village School District GO, School Facilities
       Construction, Refunding and Improvement, NATL Insured,
       5.125%, 12/01/32 ........................................................          1,000,000        1,020,350
    Columbus City School District GO, Linden Elementary Construction, FSA
       Insured, Pre-Refunded, 5.00%, 12/01/28 ..................................            900,000          984,753


                            Semiannual Report | 101

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)

    Crawford County GO, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/31 ...........   $      1,330,000   $    1,509,550
    Cuyahoga Community College District General Receipts Revenue, Series A,
       AMBAC Insured, 5.00%,
       12/01/22 ................................................................          1,000,000        1,025,660
       12/01/32 ................................................................          3,000,000        2,963,220
    Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured,
       Pre-Refunded,
       5.75%, 1/20/29 ..........................................................          1,000,000        1,061,350
    Cuyahoga County Utility System Revenue,
       Improvement, Medical Center Co. Project, AMBAC Insured, 5.125%,
          2/15/28 ..............................................................          1,000,000          961,320
       Medical Center Co. Project, Series B, NATL Insured, 6.10%, 8/15/15 ......          2,945,000        2,945,795
    Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured,
       5.125%, 12/01/27 ........................................................          1,020,000        1,058,617
    Dayton City School District GO, School Facilities Construction and
       Improvement, Series A, FGIC Insured,
       4.75%, 12/01/25 .........................................................          9,400,000        9,408,930
       5.00%, 12/01/29 .........................................................          8,275,000        8,305,204
    Deerfield Township Tax Increment Revenue, Refunding, Series B, NATL
       Insured, 5.00%,
       12/01/25 ................................................................          1,000,000        1,023,970
    Dublin City School District GO, Capital Appreciation Bonds, FGIC Insured,
       zero cpn.,
       12/01/16 ................................................................          4,635,000        3,478,892
    Eastlake GO, Capital Facilities, NATL Insured, 5.00%, 12/01/27 .............          1,950,000        1,990,209
    Eaton City School District GO, FGIC Insured, Pre-Refunded, 5.00%,
       12/01/25 ................................................................          1,250,000        1,408,863
    Edgewood City School District GO, School Improvement, Refunding, FSA
       Insured, 5.00%,
       12/01/24 ................................................................          2,220,000        2,351,535
    Fairborn City School District GO, School Improvement, Refunding, FSA
       Insured, 5.00%,
       12/01/23 ................................................................          1,205,000        1,279,939
       12/01/24 ................................................................          1,265,000        1,341,355
       12/01/25 ................................................................          1,330,000        1,403,842
    Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 .........................          1,600,000        1,681,168
    Fairless Local School District GO, Capital Appreciation, Various Purpose
       School Facilities,
       FSA Insured, 5.00%, 12/01/28 ............................................          2,085,000        2,161,665
    Field Local School District GO, School Facilities Construction and
       Improvement, AMBAC
       Insured, 5.00%, 12/01/27 ................................................          1,290,000        1,101,763
    Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 .........          1,980,000        1,989,425
    Franklin County Convention Facilities Authority Revenue, Tax and Lease
       Revenue Anticipation
       Bonds, Refunding, AMBAC Insured, 5.00%, 12/01/24 ........................          7,255,000        7,847,588
    Franklin County Hospital Revenue,
       OhioHealth Corp., Refunding, Series C, NATL Insured, 5.00%, 5/15/33 .....          5,250,000        5,061,052
       The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%,
          5/01/21 ..............................................................          3,365,000        3,659,808
       The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%,
          5/01/28 ..............................................................          4,265,000        4,638,657
       The Children's Hospital Project, Series C, FGIC Insured, 5.00%,
          5/01/35 ..............................................................         10,000,000        9,737,400
    Franklin GO, NATL Insured, 5.25%, 12/01/27 .................................          1,500,000        1,548,585
    Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC
       Insured, 5.00%,
       12/01/27 ................................................................          2,655,000        2,751,350
    Georgetown Exempted Village School District GO, Classroom Facilities,
       FSA Insured, 5.125%,
       12/01/31 ................................................................          1,000,000        1,044,980
    Graham Local School District GO, School Improvement, Refunding, NATL
       Insured, 5.00%,
       12/01/33 ................................................................          6,055,000        6,112,704


                             102 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Grand Valley Local School District GO, Classroom Facilities Improvement,
       FGIC Insured,
       5.00%, 12/01/24 .........................................................   $      1,300,000   $    1,322,464
    Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series
       A, NATL
    Insured, Pre-Refunded, 5.125%, 12/01/21 ....................................          1,750,000        1,917,598
    Green Community Learning Centers Income Tax Revenue, NATL Insured, 5.00%,
       12/01/27 ................................................................          1,205,000        1,250,730
       12/01/28 ................................................................          1,265,000        1,307,491
       12/01/32 ................................................................          2,675,000        2,725,665
    Greene County GO, AMBAC Insured, Pre-Refunded, 5.00%,
       12/01/22 ................................................................          1,475,000        1,648,298
       12/01/28 ................................................................          2,620,000        2,927,824
    Greene County Sewer System Revenue, Governmental Enterprise, AMBAC Insured,
       Pre-Refunded, 5.625%, 12/01/25 ..........................................          1,890,000        2,028,783
    Greene County Water System Revenue, Governmental Enterprise, NATL Insured,
       Pre-Refunded,
       5.25%, 12/01/21 .........................................................          5,400,000        5,985,144
    Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 ...............          2,690,000        2,773,740
    Hamilton County Convention Facilities Authority Revenue,
       FGIC Insured, 5.00%, 12/01/28 ...........................................          5,400,000        5,490,774
       second lien, FGIC Insured, Pre-Refunded, 5.00%, 12/01/33 ................          7,235,000        8,254,846
    Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital,
       Series J, FGIC
    Insured, 5.25%, 5/15/34 ....................................................          5,000,000        4,904,600
    Hamilton County Sales Tax Revenue,
       Refunding, Series A, Assured Guaranty, 5.00%, 12/01/32 ..................         10,000,000       10,102,100
       Refunding, Series B, AMBAC Insured, 5.25%, 12/01/32 .....................          3,965,000        3,971,740
       Refunding, Series B, AMBAC Insured, 5.60%, 12/01/32 .....................            245,000          246,438
       Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ..................         15,755,000       16,682,182
       Series B, AMBAC Insured, Pre-Refunded, 5.60%, 12/01/32 ..................            955,000        1,015,337
       sub. bond, Refunding, Series A, FSA Insured, 5.00%, 12/01/32 ............         35,080,000       35,438,167
    Hamilton County Sewer System Revenue,
       Improvement, Series A, NATL Insured, Pre-Refunded, 5.25%, 12/01/21 ......          1,000,000        1,097,360
       Metropolitan Sewer District Improvement, Series B, NATL Insured, 5.00%, .
          12/01/30 .............................................................          4,000,000        4,136,160
    Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
       11/01/18 ................................................................          1,010,000        1,059,904
       11/01/19 ................................................................          1,015,000        1,061,030
       11/01/20 ................................................................          1,120,000        1,167,690
       11/01/21 ................................................................          1,180,000        1,224,498
    Heath City School District GO, School Improvement, Series A, FGIC Insured,
       Pre-Refunded,
       5.60%, 12/01/21 .........................................................          1,000,000        1,062,530
       5.50%, 12/01/27 .........................................................          1,170,000        1,241,721
    Highland Local School District GO, School Improvement, FSA Insured,
       Pre-Refunded,
       5.00%,
       12/01/23 ................................................................          3,680,000        4,022,203
       12/01/26 ................................................................          3,675,000        4,016,738
    Hilliard School District GO,
       Capital Appreciation, School Construction, Refunding, NATL Insured, zero
          cpn., 12/01/19 .......................................................          2,190,000        1,453,766
       Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn.,
          12/01/20 .............................................................          4,525,000        2,844,958


                            Semiannual Report | 103

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Hilliard School District GO, (continued)
       School Improvement, FGIC Insured, Pre-Refunded, 5.75%, 12/01/28 .........   $      4,000,000   $    4,299,920
       School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 .............          3,010,000        3,108,818
    Huber Heights City School District GO, Refunding, School Improvement, 5.00%,
       12/01/33 ................................................................          4,500,000        4,608,450
       12/01/36 ................................................................          5,000,000        5,075,750
    Huber Heights Water System Revenue, Refunding and Improvement, NATL
       Insured, 5.00%,
       12/01/27 ................................................................          3,205,000        3,342,559
       12/01/30 ................................................................          2,250,000        2,304,338
    Hudson City School District COP, NATL Insured, 5.00%, 6/01/34 ..............          6,720,000        6,758,909
    Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 .......          1,390,000        1,473,094
    Ironton City School District GO, Refunding, NATL Insured, 5.00%, 12/01/34 ..          5,130,000        5,201,204
    Jackson Center Local School District Shelby County GO, Facilities
       Construction and Improvement, NATL Insured, 5.00%, 12/01/28 .............          1,175,000        1,204,951
    Jackson City School District GO, School Improvement, NATL Insured,
       Pre-Refunded, 5.25%,
       12/01/27 ................................................................          3,000,000        3,234,600
    Jackson Local School District GO, Stark and Summit Counties Local School
       District, FSA
    Insured, Pre-Refunded,
       5.50%, 12/01/20 .........................................................          4,000,000        4,247,760
       5.625%, 12/01/25 ........................................................          3,500,000        3,722,215
    Jonathan Alder Local School District GO, School Facilities Construction and
       Improvement,
    NATL Insured, Pre-Refunded,
       4.75%, 12/01/22 .........................................................          1,105,000        1,227,942
       5.00%, 12/01/27 .........................................................          6,195,000        6,933,382
       5.00%, 12/01/30 .........................................................          3,320,000        3,715,711
    Kenston Local School District GO, School Improvement, NATL Insured, 5.00%,
       12/01/24 ................................................................          2,380,000        2,472,772
       12/01/25 ................................................................          2,500,000        2,590,400
    Kettering City School District GO, School Improvement, FSA Insured,
       Pre-Refunded, 5.00%,
       12/01/28 ................................................................          2,970,000        3,388,651
       12/01/31 ................................................................          2,595,000        2,960,791
    Keystone Local School District Lorain County GO, School Improvement, FSA
       Insured, 5.00%,
       12/01/30 ................................................................          6,170,000        6,353,187
    Kings Local School District GO, School Improvement, NATL Insured, 5.00%,
       12/01/33 ................................................................         10,000,000       10,140,900
    Lake Local School District Wood County GO, NATL Insured, Pre-Refunded,
       5.30%, 12/01/21 .........................................................          1,575,000        1,749,290
       5.375%, 12/01/25 ........................................................          1,900,000        2,113,427
    Lakewood City School District GO,
       FGIC Insured, 5.00%, 12/01/30 ...........................................          9,170,000        9,514,242
       FGIC Insured, 4.50%, 12/01/34 ...........................................          6,000,000        5,737,860
       School Improvement, FSA Insured, Pre-Refunded, 5.125%, 12/01/31 .........         21,900,000       25,396,992
       School Improvement, Refunding, FSA Insured, 4.50%, 12/01/31 .............          2,220,000        2,233,542
    Lakota Local School District GO,
       FSA Insured, 5.00%, 12/01/29 ............................................          5,000,000        5,223,000
       Refunding, Series A, FGIC Insured, 5.25%, 12/01/26 ......................          2,000,000        2,314,620
    Lancaster Wastewater System Improvement Revenue, Assured Guaranty, 4.75%,
       12/01/33 ................................................................          4,000,000        3,959,920
    Lebanon City School District GO, FSA Insured, Pre-Refunded, 5.00%,
       12/01/29 ................................................................          6,250,000        6,831,187


                            104 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Licking County Joint Vocational School District GO, School Facilities
       Construction and
       Improvement, NATL Insured,
       5.00%, 12/01/21 .........................................................   $      2,200,000   $    2,297,526
       4.75%, 12/01/23 .........................................................          2,230,000        2,285,059
    Licking Heights Local School District GO, School Facilities Construction and
       Improvement,
       Refunding, Series A, NATL Insured, 5.00%, 12/01/24 ......................          2,085,000        2,176,782
       Refunding, Series A, NATL Insured, 5.00%, 12/01/25 ......................          2,215,000        2,302,182
       Refunding, Series A, NATL Insured, 5.00%, 12/01/26 ......................          2,345,000        2,428,810
       Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ..................          4,000,000        4,253,960
    Little Miami Local School District GO,
       Refunding, FSA Insured, 4.50%, 12/01/34 .................................         20,255,000       18,739,116
       School Improvement, FSA Insured, Pre-Refunded, 5.00%, 12/01/34 ..........          4,000,000        4,670,280
    Logan Hocking Local School District GO, Construction and Improvement, NATL
       Insured, Pre-Refunded, 5.00%,
       12/01/22 ................................................................          1,200,000        1,313,004
       12/01/29 ................................................................          1,000,000        1,094,170
    London City School District GO, School Facilities Construction and
       Improvement, FGIC
       Insured, Pre-Refunded, 5.00%,
       12/01/22 ................................................................            700,000          763,455
       12/01/29 ................................................................          1,500,000        1,635,975
    Lorain County GO, Sewer System Improvement, NATL Insured, 5.00%, 12/01/19 ..          1,640,000        1,711,734
    Lorain County Health Facilities Revenue, Catholic Healthcare Partners,
       Series A, AMBAC
       Insured, 5.50%, 9/01/29 .................................................          6,250,000        6,250,000
    Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
       Series B, NATL Insured, 5.50%, 9/01/27 ..................................          5,000,000        4,999,950
       Series C-1, FSA Insured, 5.00%, 4/01/33 .................................         19,410,000       19,571,879
       Series C-2, FSA Insured, 5.00%, 4/01/33 .................................          8,000,000        8,078,000
    Lorain GO, Urban Renewal, NATL Insured, Pre-Refunded, 5.70%, 12/01/28 ......          1,050,000        1,116,959
    Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ..........          3,500,000        3,542,700
    Loveland City School District GO, Series A, NATL Insured,
       Pre-Refunded, 5.00%,
       12/01/24 ................................................................          4,000,000        4,085,360
    Lucas County GO, 8.00%,
       12/01/09 ................................................................            120,000          122,143
       12/01/10 ................................................................            220,000          239,081
    Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group,
       NATL Insured, ETM, 5.75%, 11/15/14 ......................................          4,460,000        4,463,523
       Refunding, AMBAC Insured, 5.375%, 11/15/29 ..............................            750,000          663,713
       Refunding, NATL Insured, 5.75%, 11/15/14 ................................            300,000          300,069
    Mad River Local School District GO, Classroom Facilities, FGIC Insured,
       Pre-Refunded,
       5.125%, 12/01/24 ........................................................          4,180,000        4,624,376
    Madison Local School District Butler County GO,
       NATL Insured, Pre-Refunded, 5.75%, 12/01/26 .............................          1,000,000        1,022,790
       School Improvement, FGIC Insured, Pre-Refunded, 5.60%, 12/01/26 .........          1,120,000        1,195,331
    Mahoning County Hospital Facilities Revenue, Western Reserve Care, NATL
       Insured, ETM,
       5.50%, 10/15/25 .........................................................          4,750,000        5,484,255
    Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ......          1,905,000        1,969,580


                            Semiannual Report | 105

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Marion County City School District GO, School Facilities Construction and
       Improvement Project, FSA Insured, Pre-Refunded,
       5.55%, 12/01/20 .........................................................   $      1,000,000   $    1,072,500
       5.625%, 12/01/22 ........................................................          1,100,000        1,180,773
    Marion County GO, AMBAC Insured, Pre-Refunded, 5.05%, 12/01/31 .............          1,500,000        1,654,110
    Martins Ferry City School District GO, School Facilities Construction and
       Improvement, FSA Insured, 5.00%, 12/01/32 ...............................          3,610,000        3,718,661
    Marysville Exempted Village School District COP, School Facilities Project,
       NATL Insured,
       Pre-Refunded, 5.25%,
       12/01/28 ................................................................          2,120,000        2,477,029
       12/01/30 ................................................................          2,650,000        3,096,286
    Marysville Exempted Village School District GO,
       Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20 ......          1,000,000          593,110
       Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21 ......          1,000,000          556,120
       FSA Insured, Pre-Refunded, 5.30%, 12/01/21 ..............................          2,000,000        2,138,800
       FSA Insured, Pre-Refunded, 5.35%, 12/01/25 ..............................          2,010,000        2,150,740
       FSA Insured, Pre-Refunded, 5.375%, 12/01/29 .............................          2,465,000        2,638,363
       Refunding, NATL Insured, 5.00%, 12/01/29 ................................          1,000,000        1,015,470
       School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ........          2,890,000        3,113,744
       School Improvement, Refunding, FSA Insured, 5.00%, 12/01/29 .............          5,500,000        5,684,195
    Marysville Wastewater Treatment System Revenue,
       Assured Guaranty, 4.25%, 12/01/27 .......................................          1,170,000        1,146,635
       Assured Guaranty, 4.75%, 12/01/47 .......................................          4,000,000        3,665,120
       first mortgage, NATL Insured, Pre-Refunded, 5.00%, 12/01/35 .............          4,780,000        5,574,962
       Refunding, Assured Guaranty, 4.75%, 12/01/46 ............................         14,205,000       13,069,026
    Marysville Water System Mortgage Revenue, AMBAC Insured,
       5.00%, 12/01/32 .........................................................          1,250,000        1,266,763
       4.50%, 12/01/38 .........................................................          2,500,000        2,283,750
    Mason City School District GO, School Improvement, FSA Insured,
       Pre-Refunded, 5.00%,
       12/01/31 ................................................................          5,000,000        5,680,450
    Maumee City School District GO, School Facilities Construction and
       Improvement, FSA
       Insured, 5.00%, 12/01/27 ................................................          3,610,000        3,740,862
    Medina GO, 5.00%, 12/01/22 .................................................          1,100,000        1,167,485
    Medina School District COP, School Facilities Project, Assured Guaranty,
       5.25%, ..................................................................          5,725,000        6,061,859
       12/01/31
    Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%,
       12/01/22 ................................................................          1,675,000        1,744,345
    Middletown City School District GO, FGIC Insured, Pre-Refunded, 5.00%,
       12/01/31 ................................................................         14,975,000       16,885,061
    Milford Exempted Village School District GO, School Improvement, FSA
       Insured, Pre-Refunded,
       5.00%, 12/01/22 .........................................................          2,000,000        2,185,980
       5.125%, 12/01/30 ........................................................          7,325,000        8,026,515
    Minerva Local School District GO, Classroom Facilities, NATL Insured,
       Pre-Refunded,
       5.30%,
       12/01/29 ................................................................          1,300,000        1,462,877
    Minster School District School Facilities and Construction GO, FSA Insured,
       Pre-Refunded,
       5.70%, 12/01/23 .........................................................          3,190,000        3,427,208
       5.75%, 12/01/27 .........................................................          3,260,000        3,504,435
    Monroe Local School District GO,
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/23 ............................          1,000,000        1,117,490
       School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29 ...........          5,115,000        5,061,037


                            106 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)

    Montgomery County Revenue, Catholic Health, Series C-1, FSA Insured, 5.00%,
       10/01/41 ................................................................   $     10,000,000   $    9,378,500
    Morley Library District GO, Lake County District Library, Library
       Improvement, AMBAC Insured,
       4.75%, 12/01/21 .........................................................          1,000,000        1,022,250
    Mount Healthy City School District GO, School Improvement, FSA Insured,
       5.00%,
       12/01/31 ................................................................          1,880,000        1,945,838
       12/01/35 ................................................................          2,500,000        2,549,500
    New Albany Community Authority Community Facilities Revenue, Refunding,
       Series B,
       AMBAC Insured,
       5.125%, 10/01/21 ........................................................          3,000,000        3,015,330
       5.20%, 10/01/24 .........................................................          5,000,000        5,008,150
    New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A,
       NATL Insured,
       5.85%, 1/01/21 ..........................................................            725,000          728,342
    Newark City School District GO, School Improvement, Series A, FGIC Insured,
       5.00%,
       12/01/33 ................................................................          5,000,000        5,007,600
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
       Pre-Refunded,
       5.45%, 12/01/25 .........................................................          3,035,000        3,251,274
    Ohio Capital Corp. HMR, Refunding, Series G, NATL Insured, 6.35%, 7/01/22 ..            485,000          486,460
    Ohio Center Local Government Capital Asset Financing Program Fractionalized
       Interests GO,
       FSA Insured,
       4.875%, 12/01/18 ........................................................          1,255,000        1,339,813
       5.25%, 12/01/23 .........................................................          1,410,000        1,501,876
    Ohio HFA, MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%,
       5/01/32 .................................................................          2,035,000        2,035,672
    Ohio HFA Capital Fund Revenue, Series A, FSA Insured, 5.00%, 4/01/27 .......          5,545,000        5,885,629
    Ohio State Air Quality Development Authority Revenue,
       JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 .................          6,875,000        6,479,000
    Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 .........          9,075,000        9,100,138
    Pollution Control, Dayton Power and Light Co., Refunding, Series B, BHAC
       Insured,
       4.80%, 1/01/34 ..........................................................         38,845,000       39,414,468
    Ohio State Building Authority Revenue, State Facilities,
       Administration Building Fund Project, Refunding, Series A, FSA Insured,
       5.00%,
       4/01/22 .................................................................          3,100,000        3,209,709
       Adult Correction, Series A, FSA Insured, 5.00%, 4/01/24 .................          5,390,000        5,676,209
    Ohio State Department of Transportation COP, Panhandle Rail Line Project,
       FSA Insured,
       6.50%, 4/15/12 ..........................................................            495,000          497,039
    Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 ...................          5,000,000        5,113,250
    Ohio State Higher Educational Facility Commission Revenue,
       FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ..............................          8,460,000        9,357,775
       Higher Educational Facility, Oberlin College Project, AMBAC Insured,
          Pre-Refunded,
          5.00%, 10/01/26 ......................................................          8,000,000        8,109,200
    Higher Educational Facility, Xavier University Project, CIFG Insured,
       Pre-Refunded,
       5.00%, 5/01/23 ..........................................................          3,385,000        3,827,961
    Higher Educational Facility, Xavier University Project, CIFG Insured,
       Pre-Refunded,
       5.00%, 5/01/24 ..........................................................          2,000,000        2,261,720
    University Hospital, BHAC Insured, 4.75%, 1/15/36 ..........................         10,000,000        9,593,000
    University Hospital, BHAC Insured, 4.75%, 1/15/46 ..........................         15,000,000       13,764,900
    University Hospital, BHAC Insured, 5.25%, 1/15/46 ..........................         13,500,000       13,477,320
    University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 ................          8,500,000        8,355,670


                            Semiannual Report | 107

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Ohio State Higher Educational Facility Revenue,
       Case Western Reserve University Project, Refunding, NATL Insured, 5.00%,
       12/01/44 ...............................................................    $     10,000,000   $   10,023,300
       Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%,
          12/01/34 .............................................................          4,935,000        4,958,984
       Otterbein College Project, CIFG Insured, 5.00%, 12/01/25 ................          2,205,000        2,222,464
       Otterbein College Project, CIFG Insured, 5.00%, 12/01/35 ................          3,225,000        2,995,348
    Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%,
       2/15/31 .................................................................         16,425,000       16,593,356
    Ohio State University General Receipts Athens Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 12/01/24 ..............................          3,025,000        3,059,334
       NATL Insured, 5.00%, 12/01/24 ...........................................          2,155,000        2,204,112
    Ohio State University General Receipts Revenue,
       Series A, 5.125%, 12/01/31 ..............................................          2,500,000        2,551,050
       State University Ohio, Series B, NATL Insured, 5.00%, 6/01/33 ...........          5,255,000        5,335,191
    Ohio State Water Development Authority Revenue,
       Drinking Water Fund, Leverage, Pre-Refunded, 5.00%, 6/01/23 .............          2,255,000        2,523,773
       Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ...............            210,000          213,408
    Olentangy Local School District GO,
       BIG Insured, 7.75%, 12/01/09 ............................................            375,000          381,630
       BIG Insured, 7.75%, 12/01/10 ............................................            375,000          407,201
       FSA Insured, 5.00%, 12/01/25 ............................................             45,000           46,428
       FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ..............................          1,790,000        1,975,104
       FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ..............................          3,910,000        4,314,333
       FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ..............................          1,745,000        2,034,164
       Refunding, FSA Insured, 5.00%, 12/01/30 .................................             90,000           91,959
       Refunding, Series A, FSA Insured, 4.50%, 12/01/32 .......................         11,300,000       11,218,753
       School Facilities Construction and Improvement, FSA Insured,
          Pre-Refunded,
          5.625%,
          12/01/27 .............................................................          4,500,000        4,788,630
       School Facilities Construction and Improvement, Refunding, Assured
          Guaranty, 5.00%,
          12/01/36 .............................................................          7,505,000        7,686,021
       School Facilities Construction and Improvement, Series A, FGIC Insured,
          Pre-Refunded,
          5.25%, 12/01/32 ......................................................         11,200,000       12,905,200
    Ottawa and Glandorf Local School District GO, School Facilities Construction
       and Improvement, NATL Insured, Pre-Refunded, 5.25%, 12/01/23 ............          2,175,000        2,447,767
    Perrysburg Exempted Village School District GO,
       Refunding, Series B, FSA Insured, 5.00%, 12/01/25 .......................          2,235,000        2,282,695
       Series B, FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ....................          2,765,000        2,824,005
    Pickerington Local School District GO,
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/25 ............................          7,000,000        7,148,470
       School Facilities Construction and Improvement, FGIC Insured,
          Pre-Refunded, 5.00%,
          12/01/28 .............................................................          3,000,000        3,275,460
    Plain Local School District GO, FGIC Insured,
       6.00%, 12/01/25 .........................................................            800,000          833,648
       Pre-Refunded, 6.00%, 12/01/25 ...........................................          3,700,000        4,037,329
    Plainesville City School District GO, School Improvement, FGIC Insured,
       5.00%, ..................................................................          2,515,000        2,564,747
       12/01/28
    Princeton City School District GO, NATL Insured, Pre-Refunded, 5.00%,
       12/01/25 ................................................................          1,700,000        1,939,241
       12/01/26 ................................................................          2,725,000        3,108,489
       12/01/30 ................................................................          2,260,000        2,578,050


                            108 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Ravenna City School District GO, School Improvement, FSA Insured, 5.00%,
       1/15/31 .................................................................   $      1,710,000   $    1,770,141
    Reynoldsburg City School District GO, School Facilities Construction, FSA
       Insured,
       5.00%,
       12/01/32 ................................................................          3,000,000        3,107,250
    Ridgewood Local School District GO, School Facilities Improvement, FSA
       Insured,
       Pre-Refunded, 6.00%, 12/01/24 ...........................................          1,730,000        1,865,078
    Rittman Exempted Village School District GO, School Improvement, FSA
       Insured, Pre-Refunded, 5.125%, 12/01/31 .................................          1,000,000        1,105,350
    Riverside Local School District GO, School Facilities Construction and
       Improvement, NATL
       Insured, Pre-Refunded, 5.75%, 12/01/22 ..................................          1,000,000        1,074,980
    Ross County Hospital Revenue, Facilities, Adena Health System, Refunding,
       Assured Guaranty,
       5.25%, 12/01/38 .........................................................         15,000,000       14,289,000
    Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured,
       Pre-Refunded,
       5.875%, 10/01/24 ........................................................          3,100,000        3,144,175
    Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
       5.00%, 12/01/21 .........................................................          1,225,000        1,294,850
       5.25%, 12/01/26 .........................................................            725,000          761,163
    Shawnee State University Revenue, NATL Insured, 5.00%, 6/01/28 .............          5,780,000        5,230,611
    Sidney City School District GO, School Improvement,
       FGIC Insured, Pre-Refunded, 5.125%, 12/01/28 ............................          1,425,000        1,598,066
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/23 ...................          1,780,000        1,974,999
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 ...................          1,000,000        1,109,550
    Springboro Sewer System Revenue, Mortgage, NATL Insured, 5.00%, 6/01/27 ....          1,095,000        1,119,484
    St. Henry Local Consolidated School District GO, NATL Insured,
       Pre-Refunded, 5.75%, 12/01/22 ...........................................          1,515,000        1,629,579
    St. Mary's City School District GO, School Facilities Construction and
       Improvement, FSA
       Insured, 5.00%, 12/01/35 ................................................          3,500,000        3,400,110
    Steubenville City School District GO, School Facilities and Implementation,
       NATL Insured,
       5.60%, 12/01/22 .........................................................          1,500,000        1,560,360
    Streetsboro City School District GO, School Improvement, NATL Insured,
       Pre-Refunded,
       5.00%, 12/01/25 .........................................................          2,500,000        2,729,550
    Strongsville City School District COP, CIFG Insured, 5.00%, 12/01/34 .......          2,355,000        2,411,473
    Struthers City School District GO, Refunding, AMBAC Insured, 5.50%,
       12/01/22 ................................................................          1,950,000        2,026,089
    Summit County GO, Sanitary Sewer System Improvement, FGIC Insured,
       Pre-Refunded, 5.25%, 12/01/21 ...........................................          4,505,000        4,993,162
    Swanton Local School District GO, School Improvement, FGIC Insured,
       Pre-Refunded, 5.25%,
       12/01/25 ................................................................          1,895,000        2,095,851
    Sycamore Community City School District COP, Blue Ash Elementary School
       Project, AMBAC
       Insured, 5.125%, 12/01/25 ...............................................          1,000,000        1,031,020
    Sylvania City School District GO,
       Refunding, FGIC Insured, 5.00%, 12/01/22 ................................          1,550,000        1,605,506
       School Improvement, Assured Guaranty, 5.25%, 12/01/36 ...................          7,660,000        7,855,253
       Various Purpose, FGIC Insured, Pre-Refunded, 5.30%, 12/01/20 ............          2,225,000        2,468,571
    Toledo City School District GO, School Facilities Improvement,
       5.375%, 12/01/35 ........................................................          4,565,000        4,724,273
       FSA Insured, 5.00%, 12/01/23 ............................................          1,500,000        1,559,715
       Series B, FGIC Insured, 5.00%, 12/01/27 .................................          1,925,000        1,968,390
    Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
       11/15/22 ................................................................          1,000,000        1,041,790
       11/15/23 ................................................................          1,000,000        1,036,690


                            Semiannual Report | 109

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT        VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Toledo Special Obligation, Industrial Development, Vehicle Storage Project,
       AMBAC Insured,
       5.25%, 12/01/26 .........................................................   $      1,500,000   $    1,590,675
    Toledo Waterworks Revenue, NATL Insured, 5.00%, 11/15/30 ...................          6,425,000        6,561,852
    Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 ...          2,750,000        2,848,808
    Tri-Valley Local School District GO, FGIC Insured, Pre-Refunded, 5.25%,
       12/01/29 ................................................................          8,530,000        9,432,900
    Trotwood-Madison City School District GO, School Improvement, FGIC Insured,
       Pre-Refunded,
       5.375%, 12/01/22 ........................................................          1,685,000        1,902,988
    Trumbull County GO, Refunding, NATL Insured, 5.20%, 12/01/20 ...............          1,475,000        1,553,573
    Twinsburg GO,
       Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ...................          1,000,000        1,025,740
       Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ...............          1,000,000        1,025,740
    Union County GO, NATL Insured, Pre-Refunded, 5.00%, 12/01/33 ...............          2,895,000        3,302,413
    University of Akron General Receipts Revenue,
       FGIC Insured, 4.75%, 1/01/25 ............................................          1,080,000        1,087,495
       FGIC Insured, 5.00%, 1/01/28 ............................................          1,475,000        1,489,175
       FGIC Insured, 5.00%, 1/01/35 ............................................          5,250,000        5,088,352
       FGIC Insured, Pre-Refunded, 5.70%, 1/01/24 ..............................          7,050,000        7,242,606
       FGIC Insured, Pre-Refunded, 5.75%, 1/01/29 ..............................          1,500,000        1,541,235
       Series A, FSA Insured, 5.00%, 1/01/33 ...................................          6,030,000        6,186,539
       Series B, FSA Insured, 5.00%, 1/01/38 ...................................         21,760,000       22,174,093
    University of Cincinnati COP, Jefferson Avenue Residence Hall, NATL Insured,
       5.125%,
       6/01/28 .................................................................          7,400,000        7,416,650
    University of Cincinnati General Receipts Revenue,
       AMBAC Insured, 5.00%, 6/01/31 ...........................................          1,350,000        1,357,925
       Refunding, Series G, NATL Insured, 5.00%, 6/01/28 .......................          8,575,000        8,725,062
       Series A, AMBAC Insured, 5.00%, 6/01/23 .................................          1,845,000        1,886,254
       Series A, AMBAC Insured, 5.00%, 6/01/24 .................................          1,940,000        1,975,909
       Series A, AMBAC Insured, 5.00%, 6/01/25 .................................          2,005,000        2,038,704
       Series C, FSA Insured, 5.00%, 6/01/31 ...................................         10,000,000       10,313,700
       Series G, NATL Insured, 5.00%, 6/01/29 ..................................          3,410,000        3,460,366
    University of Toledo General Receipts Bonds Revenue, Series A, AMBAC
       Insured, 4.50%,
       6/01/30 .................................................................         10,000,000        9,671,800
    Upper Scioto Valley Local School District GO, School Facilities Construction
       and Improvement,
    FGIC Insured, 5.25%, 12/01/25 ..............................................          1,160,000        1,202,758
    Van Wert City School District GO, School Improvement, FGIC Insured,
       Pre-Refunded,
       5.00%,
       12/01/27 ................................................................          4,805,000        5,353,299
       12/01/30 ................................................................          2,500,000        2,785,275
    Wadsworth City School District GO, FGIC Insured, Pre-Refunded, 5.75%,
       12/01/22 ................................................................          1,200,000        1,260,096
    Warren City School District GO, School Improvement, FGIC Insured, 5.00%,
       12/01/28 ................................................................          3,000,000        3,094,260
    Warrensville Heights City School District GO, School Improvement, FGIC
       Insured,
       Pre-Refunded,
       5.625%, 12/01/20 ........................................................          3,500,000        3,736,495
       5.75%, 12/01/24 .........................................................          2,750,000        2,940,052
    Waterville GO, Refunding, NATL Insured, 5.05%, 12/01/26 ....................          1,085,000        1,126,306
    West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 ...................          1,500,000        1,543,170
    West Muskingum Local School District School Facilities GO, FGIC Insured,
       5.00%,
       12/01/24 ................................................................          2,750,000        2,802,388
    Westerville City School District GO, Refunding, XLCA Insured, 5.00%,
       12/01/27 ................................................................          3,820,000        4,175,795
    Westfall Local School District GO, School Facilities Construction and
       Improvement, FGIC
       Insured, Pre-Refunded, 6.00%, 12/01/22 ..................................          2,850,000        2,958,642


                             110 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OHIO TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
    ----------------------------------                                             ----------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Wheelersburg Local School District GO, School Improvement, FSA Insured,
       5.00%,
       12/01/32 ................................................................   $      1,400,000   $    1,442,140
    Youngstown State University General Receipts Revenue, Assured Guaranty,
       5.25%, 12/15/29 .........................................................          4,000,000        4,186,640
       5.50%, 12/15/33 .........................................................          4,225,000        4,409,801
    Zanesville City School District GO, School Improvement, NATL Insured,
       4.75%, 12/01/22 .........................................................          5,500,000        5,687,715
       4.75%, 12/01/26 .........................................................          3,250,000        3,320,882
       5.05%, 12/01/29 .........................................................          3,500,000        3,595,025
                                                                                                      --------------
                                                                                                       1,430,976,393
                                                                                                      --------------
    U.S. TERRITORIES 2.7%
    PUERTO RICO 2.7%
    Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured,
       Pre-Refunded,
       5.00%, 7/01/32 ..........................................................         10,000,000       11,079,800
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series V,
       FGIC Insured,
       5.25%, 7/01/30 ..........................................................          5,000,000        5,037,550
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%,
       8/01/12 .................................................................          3,500,000        3,541,020
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%,
       7/01/21 .................................................................         11,000,000       10,445,380
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
       Series E,
       ETM,
       6.00%, 8/01/26 ..........................................................          9,140,000       11,117,165
                                                                                                      --------------
                                                                                                          41,220,915
                                                                                                      --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,421,484,695) ...................................................                       1,472,197,308
                                                                                                      --------------
    SHORT TERM INVESTMENTS 1.3%
    MUNICIPAL BONDS 1.3%
    OHIO 1.3%
(a) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series B,
       Daily VRDN and Put, 0.13%, 10/01/31 .....................................          1,200,000        1,200,000
(a) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group,
       Series B,
       Sub Series B-1, Daily VRDN and Put, 0.12%, 1/01/39 ......................          3,515,000        3,515,000
       Sub Series B-3, Daily VRDN and Put, 0.12%, 1/01/39 ......................          5,640,000        5,640,000
(a) Kent State University Revenues, General Receipts, Refunding, Daily VRDN
       and Put, 0.12%, 5/01/31 .................................................          4,830,000        4,830,000
(a) Ohio State Higher Educational Facility Revenue, Case Western Reserve,
       Refunding,
       Series B-1, Daily VRDN and Put, 0.15%, 12/01/44 .........................          3,400,000        3,400,000
       Series B-2, Daily VRDN and Put, 0.13%, 12/01/44 .........................            900,000          900,000
                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS (COST $19,485,000) ............................                          19,485,000
                                                                                                      --------------
    TOTAL INVESTMENTS (COST $1,440,969,695) 98.7% ..............................                       1,491,682,308
    OTHER ASSETS, LESS LIABILITIES 1.3% ........................................                          20,169,698
                                                                                                      --------------
    NET ASSETS 100.0% ..........................................................                      $1,511,852,006
                                                                                                      ==============

See Abbreviations on page 133.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 111

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2009 (unaudited)

                                                                               FRANKLIN        FRANKLIN
                                                             FRANKLIN       MASSACHUSETTS      MICHIGAN
                                                         INSURED TAX-FREE      TAX-FREE        TAX-FREE
                                                            INCOME FUND      INCOME FUND      INCOME FUND
                                                         ----------------   -------------   ---------------
Assets:
   Investments in securities:
      Cost ...........................................    $2,281,203,663     $539,047,825    $1,509,344,323
                                                          --------------     ------------    --------------
      Value ..........................................    $2,275,926,320     $542,102,720    $1,534,151,333
   Cash ..............................................            92,168           29,812           439,753
   Receivables:
      Capital shares sold ............................        11,621,222        1,384,756         3,031,851
      Interest .......................................        30,323,318        6,350,239        21,720,834
   Other assets ......................................             1,955              489             1,473
                                                          --------------     ------------    --------------
         Total assets ................................     2,317,964,983      549,868,016     1,559,345,244
                                                          --------------     ------------    --------------
Liabilities:
   Payables:
      Capital shares redeemed ........................         3,093,281          480,248         1,326,465
      Affiliates .....................................         1,264,711          317,299           874,857
      Distributions to shareholders ..................         2,922,267          657,252         1,914,011
   Accrued expenses and other liabilities ............           340,495           50,012           143,183
                                                          --------------     ------------    --------------
         Total liabilities ...........................         7,620,754        1,504,811         4,258,516
                                                          --------------     ------------    --------------
            Net assets, at value .....................    $2,310,344,229     $548,363,205    $1,555,086,728
                                                          --------------     ------------    --------------
Net assets consist of:
   Paid-in capital ...................................    $2,324,332,990     $546,425,996    $1,531,509,880
   Distributions in excess of net investment income ..          (747,948)         (29,563)         (449,504)
   Net unrealized appreciation (depreciation) ........        (5,277,343)       3,054,895        24,807,010
   Accumulated net realized gain (loss) ..............        (7,963,470)      (1,088,123)         (780,658)
                                                          --------------     ------------    --------------
            Net assets, at value .....................    $2,310,344,229     $548,363,205    $1,555,086,728
                                                          --------------     ------------    --------------

   The accompanying notes are an integral part of these financial statements.


                             112 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009 (unaudited)

                                                                                     FRANKLIN         FRANKLIN
                                                                    FRANKLIN       MASSACHUSETTS      MICHIGAN
                                                                INSURED TAX-FREE     TAX-FREE         TAX-FREE
                                                                   INCOME FUND      INCOME FUND      INCOME FUND
                                                                ----------------   -------------   --------------
CLASS A:
   Net assets, at value .....................................    $1,984,037,318     $471,633,973   $1,341,487,427
                                                                 --------------     ------------   --------------
   Shares outstanding .......................................       169,813,237       41,387,187      113,200,415
                                                                 --------------     ------------   --------------
   Net asset value per share(a) .............................    $        11.68     $      11.40   $        11.85
                                                                 --------------     ------------   --------------
   Maximum offering price per share (net asset value
      per share / 95.75%) ...................................    $        12.20     $      11.91   $        12.38
                                                                 --------------     ------------   --------------
CLASS B:
   Net assets, at value .....................................    $   51,644,396                    $   24,209,528
                                                                 --------------                    --------------
   Shares outstanding .......................................         4,397,885                         2,032,348
                                                                 --------------                    --------------
   Net asset value and maximum offering price per share(a) ..    $        11.74                    $        11.91
                                                                 --------------                    --------------
CLASS C:
   Net assets, at value .....................................    $  261,449,211     $ 74,609,097   $  185,903,083
                                                                 --------------     ------------   --------------
   Shares outstanding .......................................        22,136,214        6,491,225       15,511,775
                                                                 --------------     ------------   --------------
   Net asset value and maximum offering price per share(a) ..    $        11.81     $      11.49   $        11.98
                                                                 --------------     ------------   --------------
ADVISOR CLASS:
   Net assets, at value .....................................    $   13,213,304     $  2,120,135   $    3,486,690
                                                                 --------------     ------------   --------------
   Shares outstanding .......................................         1,131,039          186,105          293,744
                                                                 --------------     ------------   --------------
   Net asset value and maximum offering price per share .....    $        11.68     $      11.39   $        11.87
                                                                 --------------     ------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 113

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009 (unaudited)

                                                           FRANKLIN        FRANKLIN
                                                           MINNESOTA         OHIO
                                                           TAX-FREE        TAX-FREE
                                                          INCOME FUND     INCOME FUND
                                                         ------------   --------------
Assets:
   Investments in securities:
      Cost ...........................................   $812,994,604   $1,440,969,695
                                                         ------------   --------------
      Value ..........................................   $844,424,898   $1,491,682,308
   Cash ..............................................      6,006,268            9,069
   Receivables:
      Capital shares sold ............................      5,570,285        7,714,263
      Interest .......................................      7,441,139       17,081,855
   Other assets ......................................            690            1,319
                                                         ------------   --------------
         Total assets ................................    863,443,280    1,516,488,814
                                                         ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ................     11,477,282               --
      Capital shares redeemed ........................      1,684,428        1,921,372
      Affiliates .....................................        484,487          874,116
      Distributions to shareholders ..................        919,488        1,725,263
   Accrued expenses and other liabilities ............         61,760          116,057
                                                         ------------   --------------
         Total liabilities ...........................     14,627,445        4,636,808
                                                         ------------   --------------
            Net assets, at value .....................   $848,815,835   $1,511,852,006
                                                         ============   ==============
Net assets consist of:
   Paid-in capital ...................................   $823,372,138   $1,473,131,787
   Distributions in excess of net investment income ..       (771,614)        (613,504)
   Net unrealized appreciation (depreciation) ........     31,430,294       50,712,613
   Accumulated net realized gain (loss) ..............     (5,214,983)     (11,378,890)
                                                         ------------   --------------
            Net assets, at value .....................   $848,815,835   $1,511,852,006
                                                         ============   ==============

   The accompanying notes are an integral part of these financial statements.


                             114 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009 (unaudited)

                                                                   FRANKLIN        FRANKLIN
                                                                   MINNESOTA         OHIO
                                                                   TAX-FREE        TAX-FREE
                                                                  INCOME FUND     INCOME FUND
                                                                 ------------   --------------
CLASS A:
   Net assets, at value ......................................   $713,430,086   $1,228,225,328
                                                                 ------------   --------------
   Shares outstanding ........................................     59,064,721       99,063,169
                                                                 ------------   --------------
   Net asset value per share(a) ..............................   $      12.08   $        12.40
                                                                 ------------   --------------
   Maximum offering price per share (net asset value
      per share / 95.75%) ....................................   $      12.62   $        12.95
                                                                 ------------   --------------
CLASS B:
   Net assets, at value ......................................                  $   32,569,120
                                                                                --------------
   Shares outstanding ........................................                       2,616,454
                                                                                --------------
   Net asset value and maximum offering price per share(a) ...                  $        12.45
                                                                                --------------
CLASS C:
   Net assets, at value ......................................   $131,009,111   $  239,784,928
                                                                 ------------   --------------
   Shares outstanding ........................................     10,758,763       19,155,904
                                                                 ------------   --------------
   Net asset value and maximum offering price per share(a) ...   $      12.18   $        12.52
                                                                 ------------   --------------
ADVISOR CLASS:
   Net assets, at value ......................................   $  4,376,638   $   11,272,630
                                                                 ------------   --------------
   Shares outstanding ........................................        362,257          909,291
                                                                 ------------   --------------
   Net asset value and maximum offering price per share ......   $      12.08   $        12.40
                                                                 ------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 115

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2009 (unaudited)

                                                                                   FRANKLIN       FRANKLIN
                                                                 FRANKLIN       MASSACHUSETTS     MICHIGAN
                                                             INSURED TAX-FREE      TAX-FREE       TAX-FREE
                                                                INCOME FUND      INCOME FUND    INCOME FUND
                                                             ----------------   -------------   -----------
Investment income:
   Interest ..............................................     $ 56,614,785      $13,323,376    $39,120,092
                                                               ------------      -----------    -----------
Expenses:
   Management fees (Note 3a) .............................        5,042,898        1,315,345      3,574,145
   Distribution fees: (Note 3c)
      Class A ............................................          949,203          227,478        665,348
      Class B ............................................          177,543               --         89,667
      Class C ............................................          728,303          230,163        586,202
   Transfer agent fees (Note 3e) .........................          459,698           98,848        332,533
   Custodian fees ........................................           15,865            3,882         11,396
   Reports to shareholders ...............................           73,943           15,745         49,575
   Registration and filing fees ..........................          100,768           27,751         33,741
   Professional fees .....................................           42,388           16,530         29,746
   Trustees' fees and expenses ...........................            9,450            2,211          6,256
   Other .................................................           78,347           22,956         50,089
                                                               ------------      -----------    -----------
         Total expenses ..................................        7,678,406        1,960,909      5,428,698
                                                               ------------      -----------    -----------
            Net investment income ........................       48,936,379       11,362,467     33,691,394
                                                               ------------      -----------    -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............       (3,154,427)         175,752        170,641
   Net change in unrealized appreciation (depreciation)
      on investments .....................................       95,825,213       21,714,653     48,693,821
                                                               ------------      -----------    -----------
Net realized and unrealized gain (loss) ..................       92,670,786       21,890,405     48,864,462
                                                               ------------      -----------    -----------
Net increase (decrease) in net assets resulting
   from operations .......................................     $141,607,165      $33,252,872    $82,555,856
                                                               ============      ===========    ===========

   The accompanying notes are an integral part of these financial statements.


                             116 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2009 (unaudited)

                                                               FRANKLIN     FRANKLIN
                                                              MINNESOTA       OHIO
                                                               TAX-FREE      TAX-FREE
                                                             INCOME FUND   INCOME FUND
                                                             -----------   -----------
Investment income:
   Interest ..............................................   $18,606,575   $34,543,688
                                                             -----------   -----------
Expenses:
   Management fees (Note 3a) .............................     1,940,721     3,392,046
   Distribution fees: (Note 3c)
      Class A ............................................       344,136       596,968
      Class B ............................................            --       113,140
      Class C ............................................       376,881       713,096
   Transfer agent fees (Note 3e) .........................       153,434       278,331
   Custodian fees ........................................         5,330        10,620
   Reports to shareholders ...............................        23,421        43,777
   Registration and filing fees ..........................        23,367        34,128
   Professional fees .....................................        18,291        29,959
   Trustees' fees and expenses ...........................         3,000         5,581
   Other .................................................        38,668        64,007
                                                             -----------   -----------
         Total expenses ..................................     2,927,249     5,281,653
                                                             -----------   -----------
            Net investment income ........................    15,679,326    29,262,035
                                                             -----------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............      (169,922)      107,608
   Net change in unrealized appreciation (depreciation)
      on investments .....................................    19,367,939    37,975,054
                                                             -----------   -----------
Net realized and unrealized gain (loss) ..................    19,198,017    38,082,662
                                                             -----------   -----------
Net increase (decrease) in net assets resulting
   from operations .......................................   $34,877,343   $67,344,697
                                                             ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 117

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FRANKLIN INSURED                    FRANKLIN MASSACHUSETTS
                                                                 TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                         ------------------------------------   ------------------------------------
                                                         SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                          AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009       YEAR ENDED
                                                            (UNAUDITED)     FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                         ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................    $   48,936,379     $   97,564,065       $ 11,362,467       $ 22,922,016
      Net realized gain (loss) from investments ......        (3,154,427)        (4,393,757)           175,752         (1,245,152)
      Net change in unrealized appreciation
         (depreciation) on investments ...............        95,825,213        (60,332,613)        21,714,653        (14,037,757)
                                                          --------------     --------------       ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations .............       141,607,165         32,837,695         33,252,872          7,639,107
                                                          --------------     --------------       ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .....................................       (44,103,148)       (86,060,828)       (10,127,372)       (20,022,854)
         Class B .....................................        (1,121,730)        (2,521,430)                --                 --
         Class C .....................................        (4,507,439)        (6,824,256)        (1,354,572)        (2,517,773)
         Advisor Class ...............................          (116,721)           (39,345)            (3,316)                --
                                                          --------------     --------------       ------------       ------------
   Total distributions to shareholders ...............       (49,849,038)       (95,445,859)       (11,485,260)       (22,540,627)
                                                          --------------     --------------       ------------       ------------
   Capital share transactions: (Note 2)
         Class A .....................................        96,570,665        (45,201,620)         7,138,004          7,636,448
         Class B .....................................        (7,129,219)       (11,489,518)                --                 --
         Class C .....................................        55,772,088         53,067,028          3,656,481          8,857,913
         Advisor Class ...............................        11,465,946          1,490,283          2,094,373                 --
                                                          --------------     --------------       ------------       ------------
   Total capital share transactions ..................       156,679,480         (2,133,827)        12,888,858         16,494,361
                                                          --------------     --------------       ------------       ------------
   Redemption fees ...................................                --                 81                 --                334
                                                          --------------     --------------       ------------       ------------
            Net increase (decrease) in net assets ....       248,437,607        (64,741,910)        34,656,470          1,593,175
Net assets:
   Beginning of period ...............................     2,061,906,622      2,126,648,532        513,706,735        512,113,560
                                                          --------------     --------------       ------------       ------------
   End of period .....................................    $2,310,344,229     $2,061,906,622       $548,363,205       $513,706,735
                                                          ==============     ==============       ============       ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of period .....................................    $     (747,948)    $      164,711       $    (29,563)      $     93,230
                                                          ==============     ==============       ============       ============

   The accompanying notes are an integral part of these financial statements.


                             118 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                  FRANKLIN MICHIGAN                       FRANKLIN MINNESOTA
                                                                TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                         ------------------------------------   ------------------------------------
                                                         SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                          AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009       YEAR ENDED
                                                            (UNAUDITED)     FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                         ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................    $   33,691,394     $   66,980,702       $ 15,679,326       $ 27,869,245
      Net realized gain (loss) from investments ......           170,641           (816,329)          (169,922)        (2,737,401)
      Net change in unrealized appreciation
         (depreciation) on investments ...............        48,693,821        (37,100,944)        19,367,939         19,252,804
                                                          --------------     --------------       ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations .............        82,555,856         29,063,429         34,877,343         44,384,648
                                                          --------------     --------------       ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .....................................       (29,766,956)       (58,712,814)       (13,968,241)       (24,869,215)
         Class B .....................................          (542,364)        (1,373,574)                --                 --
         Class C .....................................        (3,490,595)        (6,169,869)        (1,999,814)        (3,099,312)
         Advisor Class ...............................           (28,479)           (17,725)            (6,318)                --
                                                          --------------     --------------       ------------       ------------
   Total distributions to shareholders ...............       (33,828,394)       (66,273,982)       (15,974,373)       (27,968,527)
                                                          --------------     --------------       ------------       ------------
   Capital share transactions: (Note 2)
         Class A .....................................       (19,498,447)        56,375,532         43,508,890         93,405,889
         Class B .....................................        (7,275,641)        (8,124,493)                --                 --
         Class C .....................................         6,834,790         47,214,803         26,032,296         29,905,202
         Advisor Class ...............................         2,654,028            792,485          4,347,593                 --
                                                          --------------     --------------       ------------       ------------
   Total capital share transactions ..................       (17,285,270)        96,258,327         73,888,779        123,311,091
                                                          --------------     --------------       ------------       ------------
   Redemption fees ...................................                --                 37                 --              1,981
            Net increase (decrease) in net assets ....        31,442,192         59,047,811         92,791,749        139,729,193
                                                          --------------     --------------       ------------       ------------
Net assets:
   Beginning of period ...............................     1,523,644,536      1,464,596,725        756,024,086        616,294,893
                                                          --------------     --------------       ------------       ------------
   End of period .....................................    $1,555,086,728     $1,523,644,536       $848,815,835       $756,024,086
                                                          ==============     ==============       ============       ============
Distributions in excess of net investment
   income included in net assets:
      End of period ..................................    $     (449,504)    $     (312,504)      $   (771,614)      $   (476,567)
                                                          ==============     ==============       ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 119

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              FRANKLIN OHIO
                                                                          TAX-FREE INCOME FUND
                                                                   ------------------------------------
                                                                   SIX MONTHS ENDED
                                                                    AUGUST 31, 2009       YEAR ENDED
                                                                      (UNAUDITED)     FEBRUARY 28, 2009
                                                                   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................     $   29,262,035    $   55,732,009
      Net realized gain (loss) from investments ................            107,608       (10,025,945)
      Net change in unrealized appreciation (depreciation)
         on investments ........................................         37,975,054        22,764,647
                                                                     --------------    --------------
            Net increase (decrease) in net assets resulting
               from operations .................................         67,344,697        68,470,711
                                                                     --------------    --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................................        (25,303,943)      (47,067,244)
         Class B ...............................................           (643,445)       (1,469,022)
         Class C ...............................................         (3,990,877)       (6,852,940)
         Advisor Class .........................................            (49,981)           (7,023)
                                                                     --------------    --------------
   Total distributions to shareholders .........................        (29,988,246)      (55,396,229)
                                                                     --------------    --------------
   Capital share transactions: (Note 2)
         Class A ...............................................         53,137,148       122,742,776
         Class B ...............................................         (4,976,786)       (6,589,061)
         Class C ...............................................         32,318,619        42,179,875
         Advisor Class .........................................         10,792,890           349,077
                                                                     --------------    --------------
   Total capital share transactions ............................         91,271,871       158,682,667
                                                                     --------------    --------------
   Redemption fees .............................................                 --             1,147
                                                                     --------------    --------------
            Net increase (decrease) in net assets ..............        128,628,322       171,758,296
Net assets:
   Beginning of period .........................................      1,383,223,684     1,211,465,388
                                                                     --------------    --------------
   End of period ...............................................     $1,511,852,006    $1,383,223,684
                                                                     ==============    ==============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period ...............................................     $     (613,504)   $      112,707
                                                                     ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             120 | Semiannual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2009, the Franklin Massachusetts Tax-Free Income Fund and the Franklin Minnesota Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C & ADVISOR CLASS              CLASS A, CLASS B, CLASS C & ADVISOR CLASS
--------------------------------              -----------------------------------------
Franklin Massachusetts Tax-Free Income Fund   Franklin Insured Tax-Free Income Fund
Franklin Minnesota Tax-Free Income Fund       Franklin Michigan Tax-Free Income Fund
                                              Franklin Ohio Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.


                             Semiannual Report | 121

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                             122 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                             FRANKLIN INSURED            FRANKLIN MASSACHUSETTS
                                                  TAX-FREE                     TAX-FREE
                                               INCOME FUND                   INCOME FUND
                                         ---------------------------   -------------------------
                                            SHARES         AMOUNT        SHARES         AMOUNT
                                         -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold .......................    18,706,798   $ 213,700,296    2,536,352   $ 28,186,768
   Shares issued in reinvestment of
      distributions ..................     2,300,623      26,364,641      512,495      5,707,346
   Shares redeemed ...................   (12,605,342)   (143,494,272)  (2,409,154)   (26,756,110)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........     8,402,079   $  96,570,665      639,693   $  7,138,004
                                         ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold .......................    36,202,614   $ 412,603,041    7,219,049   $ 81,575,484
   Shares issued on merger ...........    11,431,481     138,549,550           --             --
   Shares issued in reinvestment of
      distributions ..................     4,714,948      54,017,557    1,000,143     11,166,730
   Shares redeemed ...................   (57,261,732)   (650,371,768)  (7,730,726)   (85,105,766)
                                         -----------   -------------   ----------   ------------
   Net increase (decrease) ...........    (4,912,689)  $ (45,201,620)     488,466   $  7,636,448
                                         ===========   =============   ==========   ============


                             Semiannual Report | 123

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             FRANKLIN INSURED         FRANKLIN MASSACHUSETTS
                                                                 TAX-FREE                    TAX-FREE
                                                               INCOME FUND                  INCOME FUND
                                                        -------------------------   -------------------------
                                                          SHARES        AMOUNT        SHARES        AMOUNT
                                                        ----------   ------------   ----------   ------------
CLASS B SHARES:
Six Months ended August 31, 2009
   Shares sold ......................................      127,644   $  1,468,294
   Shares issued in reinvestment of distributions ...       60,120        692,086
   Shares redeemed ..................................     (806,780)    (9,289,599)
                                                        ----------   ------------
   Net increase (decrease) ..........................     (619,016)  $ (7,129,219)
                                                        ==========   ============
Year ended February 28, 2009 Shares sold ............      261,627   $  2,969,937
   Shares issued in reinvestment of distributions ...      137,752      1,585,936
   Shares redeemed ..................................   (1,408,274)   (16,045,391)
                                                        ----------   ------------
   Net increase (decrease) ..........................   (1,008,895)  $(11,489,518)
                                                        ==========   ============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold ......................................    6,109,618   $ 70,773,633      804,666   $  9,032,471
   Shares issued in reinvestment of distributions ...      246,381      2,853,679       83,715        940,282
   Shares redeemed ..................................   (1,549,896)   (17,855,224)    (564,845)    (6,316,272)
                                                        ----------   ------------   ----------   ------------
   Net increase (decrease) ..........................    4,806,103   $ 55,772,088      323,536   $  3,656,481
                                                        ==========   ============   ==========   ============

Year ended February 28, 2009 Shares sold ............    8,171,227   $ 94,165,836    1,797,453   $ 20,433,521
   Shares issued in reinvestment of distributions ...      379,771      4,373,837      154,469      1,736,426
   Shares redeemed ..................................   (3,998,878)   (45,472,645)  (1,201,028)   (13,312,034)
                                                        ----------   ------------   ----------   ------------
   Net increase (decrease) ..........................    4,552,120   $ 53,067,028      750,894   $  8,857,913
                                                        ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
Six Months ended August 31, 2009(a)
   Shares sold ......................................    1,095,532   $ 12,519,684      186,229   $  2,095,775
   Shares issued in reinvestment of distributions ...        2,315         26,540           --             --

   Shares redeemed ..................................      (93,407)    (1,080,278)        (124)        (1,402)
                                                        ----------   ------------   ----------   ------------
Net increase (decrease) .............................    1,004,440   $ 11,465,946      186,105   $  2,094,373
                                                        ==========   ============   ==========   ============
Period ended February 28, 2009(b)
   Shares sold ......................................      124,946   $  1,471,522
   Shares issued in reinvestment of distributions ...        2,076         23,126
   Shares redeemed ..................................         (423)        (4,365)
                                                        ----------   ------------
   Net increase (decrease) ..........................      126,599   $  1,490,283
                                                        ==========   ============

(a) For the period July 1, 2009 (effective date) to August 31, 2009 for the Franklin Massachusetts Tax-Free Income Fund Advisor Class Shares.

(b)  For the period July 1, 2008 (effective date) to February 28, 2009.


                            124 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              FRANKLIN MICHIGAN             FRANKLIN MINNESOTA
                                                                  TAX-FREE                       TAX-FREE
                                                                 INCOME FUND                   INCOME FUND
                                                        ----------------------------   ---------------------------
                                                           SHARES          AMOUNT         SHARES         AMOUNT
                                                        -----------    -------------   -----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold ......................................     6,117,643    $  71,147,630     6,376,823   $  76,164,842
   Shares issued in reinvestment of distributions ...     1,603,759       18,687,694       754,108       9,027,818
   Shares redeemed ..................................    (9,414,318)    (109,333,771)   (3,489,095)    (41,683,770)
                                                        -----------    -------------   -----------   -------------
   Net increase (decrease) ..........................    (1,692,916)   $ (19,498,447)    3,641,836   $  43,508,890
                                                        ===========    =============   ===========   =============
Year ended February 28, 2009
   Shares sold ......................................    18,559,197    $ 218,215,013    13,826,368   $ 160,107,842
   Shares issued in reinvestment of distributions ...     3,146,032       36,592,804     1,368,844      15,911,356
   Shares redeemed ..................................   (17,312,598)    (198,432,285)   (7,203,039)    (82,613,309)
                                                        -----------    -------------   -----------   -------------
   Net increase (decrease) ..........................     4,392,631    $  56,375,532     7,992,173   $  93,405,889
                                                        ===========    =============   ===========   =============
CLASS B SHARES:
Six Months ended August 31, 2009
   Shares sold ......................................         8,269    $      96,268
   Shares issued in reinvestment of distributions ...        32,210          377,045
   Shares redeemed ..................................      (662,185)      (7,748,954)
                                                        -----------    -------------
   Net increase (decrease) ..........................      (621,706)   $  (7,275,641)
                                                        ===========    =============
Year ended February 28, 2009
   Shares sold ......................................        21,401    $     255,650
   Shares issued in reinvestment of distributions ...        82,415          965,252
   Shares redeemed ..................................      (803,088)      (9,345,395)
                                                        -----------    -------------
   Net increase (decrease) ..........................      (699,272)   $  (8,124,493)
                                                        ===========    =============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold ......................................     1,964,058    $  23,092,468     2,485,989   $  29,935,939
   Shares issued in reinvestment of distributions ...       205,502        2,421,574       109,041       1,315,804
   Shares redeemed ..................................    (1,588,398)     (18,679,252)     (433,119)     (5,219,447)
                                                        -----------    -------------   -----------   -------------
   Net increase (decrease) ..........................       581,162    $   6,834,790     2,161,911   $  26,032,296
                                                        ===========    =============   ===========   =============
Year ended February 28, 2009
   Shares sold ......................................     6,578,089    $  78,665,502     3,511,015   $  41,174,133
   Shares issued in reinvestment of distributions ...       372,014        4,367,130       171,220       2,003,340
   Shares redeemed ..................................    (3,096,660)     (35,817,829)   (1,149,121)    (13,272,271)
                                                        -----------    -------------   -----------   -------------
   Net increase (decrease) ..........................     3,853,443    $  47,214,803     2,533,114   $  29,905,202
                                                        ===========    =============   ===========   =============


                            Semiannual Report | 125

Franklin Tax-Free Trust

 2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN MICHIGAN      FRANKLIN MINNESOTA
                                                             TAX-FREE                TAX-FREE
                                                           INCOME FUND             INCOME FUND
                                                       --------------------   ----------------------
                                                        SHARES     AMOUNT      SHARES       AMOUNT
                                                       -------   ----------   --------    ----------
ADVISOR CLASS SHARES:
Six Months ended August 31, 2009(a)
   Shares sold .....................................   242,113   $2,832,793    362,258    $4,347,598
   Shares issued in reinvestment of distributions ..       141        1,651         --(b)          5
   Shares redeemed .................................   (15,411)    (180,416)        (1)          (10)
                                                       -------   ----------   --------    ----------
   Net increase (decrease) .........................   226,843   $2,654,028    362,257    $4,347,593
                                                       =======   ==========   ========    ==========
Period ended February 28, 2009(c)
   Shares sold .....................................    69,375   $  820,540
   Shares issued in reinvestment of distributions ..       122        1,390
   Shares redeemed .................................    (2,596)     (29,445)
                                                       -------   ----------
   Net increase (decrease) .........................    66,901   $  792,485
                                                       =======   ==========

                                                              FRANKLIN OHIO
                                                                 TAX-FREE
                                                               INCOME FUND
                                                       ---------------------------
                                                          SHARES         AMOUNT
                                                       -----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................     9,374,862   $ 114,773,117
   Shares issued in reinvestment of distributions ..     1,389,569      17,055,179
   Shares redeemed .................................    (6,430,966)    (78,691,148)
                                                       -----------   -------------
   Net increase (decrease) .........................     4,333,465   $  53,137,148
                                                       ===========   =============
Year ended February 28, 2009
   Shares sold .....................................    21,090,258   $ 255,535,352
   Shares issued in reinvestment of distributions ..     2,565,398      30,822,919
   Shares redeemed .................................   (13,777,887)   (163,615,495)
                                                       -----------   -------------
   Net increase (decrease) .........................     9,877,769   $ 122,742,776
                                                       ===========   =============
CLASS B SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................        15,079   $     184,067
   Shares issued in reinvestment of distributions ..        36,981         455,614
   Shares redeemed .................................      (455,487)     (5,616,467)
                                                       -----------   -------------
   Net increase (decrease) .........................      (403,427)  $  (4,976,786)
                                                       ===========   =============
Year ended February 28, 2009
   Shares sold .....................................        43,489   $     524,360
   Shares issued in reinvestment of distributions ..        84,398       1,019,519
   Shares redeemed .................................      (673,655)     (8,132,940)
                                                       -----------   -------------
   Net increase (decrease) .........................      (545,768)  $  (6,589,061)
                                                       ===========   =============

(a) For the period July 1, 2009 (effective date) to August 31, 2009 for the Franklin Minnesota Tax-Free Income Fund Advisor Class Shares.

(b)  Rounds to less than 1 share.

(c)  For the period July 1, 2008 (effective date) to February 28, 2009.


                            126 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              FRANKLIN OHIO
                                                                TAX-FREE
                                                               INCOME FUND
                                                       --------------------------
                                                          SHARES        AMOUNT
                                                       -----------   ------------
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................    3,505,854    $ 43,368,899
   Shares issued in reinvestment of distributions ..      227,717       2,821,626
   Shares redeemed .................................   (1,124,351)    (13,871,906)
                                                       ----------    ------------
   Net increase (decrease) .........................    2,609,220    $ 32,318,619
                                                       ==========    ============
Year ended February 28, 2009
   Shares sold .....................................    5,749,303    $ 70,510,862
   Shares issued in reinvestment of distributions ..      391,834       4,747,155
   Shares redeemed .................................   (2,752,071)    (33,078,142)
                                                       ----------    ------------
   Net increase (decrease) .........................    3,389,066    $ 42,179,875
                                                       ==========    ============
ADVISOR CLASS SHARES:
   Six Months ended August 31, 2009
   Shares sold .....................................      892,037    $ 10,938,663
   Shares issued in reinvestment of distributions ..          635           7,789
   Shares redeemed .................................      (12,535)       (153,562)
                                                       ----------    ------------
   Net increase (decrease) .........................      880,137    $ 10,792,890
                                                       ==========    ============
Period ended February 28, 2009(a)
   Shares sold .....................................       29,058    $    347,943
   Shares issued in reinvestment of distributions ..          559           6,553
   Shares redeemed .................................         (463)         (5,419)
                                                       ----------    ------------
   Net increase (decrease) .........................       29,154    $    349,077
                                                       ==========    ============

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                          AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 127

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $7.5 billion
     0.440%           Over $7.5 billion, up to and including $10 billion
     0.430%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billion
     0.360%           In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        FRANKLIN       FRANKLIN       FRANKLIN
                         INSURED     MASSACHUSETTS    MICHIGAN
                        TAX-FREE       TAX-FREE       TAX-FREE
                       INCOME FUND    INCOME FUND    INCOME FUND
                       -----------   -------------   -----------
Reimbursement Plans:
   Class A .........       0.10%          0.10%         0.10%
Compensation Plans:
   Class B .........       0.65%            --          0.65%
   Class C ........        0.65%          0.65%         0.65%


                            128 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                        FRANKLIN      FRANKLIN
                        MINNESOTA      OHIO
                        TAX-FREE      TAX-FREE
                       INCOME FUND   INCOME FUND
                       -----------   -----------
Reimbursement Plans:
   Class A .........      0.10%         0.10%
Compensation Plans:
   Class B .........        --          0.65%
   Class C .........      0.65%         0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                              FRANKLIN       FRANKLIN       FRANKLIN
                                               INSURED     MASSACHUSETTS    MICHIGAN
                                              TAX-FREE       TAX-FREE       TAX-FREE
                                             INCOME FUND    INCOME FUND    INCOME FUND
                                             -----------   -------------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...    $440,554        $52,443        $206,046
Contingent deferred sales charges
   retained ..............................    $ 39,338        $ 3,175        $ 67,092

                                              FRANKLIN      FRANKLIN
                                              MINNESOTA       OHIO
                                              TAX-FREE      TAX-FREE
                                             INCOME FUND   INCOME FUND
                                             -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...    $159,943       $309,763
Contingent deferred sales charges
   retained ..............................    $  8,718       $ 26,005

E. TRANSFER AGENT FEES

For the period ended August 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                          FRANKLIN       FRANKLIN       FRANKLIN
                           INSURED     MASSACHUSETTS   MICHIGAN
                           TAX-FREE       TAX-FREE      TAX-FREE
                         INCOME FUND    INCOME FUND    INCOME FUND
                         -----------   -------------   -----------
Transfer agent fees ..     $271,597      $61,030        $215,925

                          FRANKLIN       FRANKLIN
                          MINNESOTA       OHIO
                          TAX-FREE       TAX-FREE
                         INCOME FUND   INCOME FUND
                         -----------   -----------
Transfer agent fees ..     $97,461       $182,430


                            Semiannual Report | 129

Franklin Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2009, the capital loss carryforwards were as follows:

                                           FRANKLIN       FRANKLIN        FRANKLIN
                                            INSURED     MASSACHUSETTS     MICHIGAN
                                           TAX-FREE       TAX-FREE        TAX-FREE
                                          INCOME FUND    INCOME FUND    INCOME FUND
                                          -----------   -------------   -----------
Capital loss carryforwards expiring in:
   2016 ...............................    $ 22,960        $    --       $     --
   2017 ...............................     798,241         33,682        472,758
                                           --------        -------       --------
                                           $821,201        $33,682       $472,758
                                           ========        =======       ========

                                           FRANKLIN      FRANKLIN
                                           MINNESOTA       OHIO
                                           TAX-FREE      TAX-FREE
                                          INCOME FUND   INCOME FUND
                                          -----------   -----------
Capital loss carryforwards expiring in:
   2010 ...............................    $  788,761   $       --
   2015 ...............................     1,475,000           --
   2016 ...............................            --       73,849
   2017 ...............................     1,004,796    3,842,081
                                           ----------   ----------
                                           $3,268,557   $3,915,930
                                           ==========   ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2009, deferred losses were as follows:

 FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
  INSURED     MASSACHUSETTS    MICHIGAN      MINNESOTA
 TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
-----------   -------------   -----------   -----------
$3,987,842      $1,230,193      $393,374      $695,951

At August 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                     FRANKLIN         FRANKLIN        FRANKLIN
                                                      INSURED       MASSACHUSETTS     MICHIGAN
                                                      TAX-FREE        TAX-FREE        TAX-FREE
                                                     INCOME FUND     INCOME FUND     INCOME FUND
                                                   --------------   -------------   --------------
Cost of investments ............................   $2,281,054,333   $538,940,557    $1,509,203,188
                                                   ==============   ============    ==============
Unrealized appreciation ........................   $   64,113,351   $ 17,417,541    $   56,944,037
Unrealized depreciation ........................      (69,241,364)   (14,255,378)      (31,995,892)
                                                   --------------   -------------   --------------
Net unrealized appreciation (depreciation) .....   $   (5,128,013)  $  3,162,163    $   24,948,145
                                                   ==============   ============    ==============


                            130 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                     FRANKLIN        FRANKLIN
                                                     MINNESOTA         OHIO
                                                     TAX-FREE        TAX-FREE
                                                    INCOME FUND    INCOME FUND
                                                   ------------   --------------
Cost of investments ............................   $813,946,629   $1,448,314,549
                                                   ============   ==============
Unrealized appreciation ........................   $ 33,825,004   $   59,166,368
Unrealized depreciation ........................     (3,346,735)     (15,798,609)
                                                   ------------   --------------
Net unrealized appreciation (depreciation) .....   $ 30,478,269   $   43,367,759
                                                   ============   ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2009, were as follows:


                 FRANKLIN       FRANKLIN       FRANKLIN
                 INSURED      MASSACHUSETTS    MICHIGAN
                 TAX-FREE       TAX-FREE       TAX-FREE
                INCOME FUND    INCOME FUND    INCOME FUND
               ------------   -------------   -----------
Purchases ..   $218,897,585   $12,000,000     $39,280,050
Sales ......   $ 19,504,810   $ 9,342,500     $56,178,671

                 FRANKLIN      FRANKLIN
                 MINNESOTA       OHIO
                 TAX-FREE      TAX-FREE
                INCOME FUND   INCOME FUND
               ------------   -----------
Purchases      $100,177,481   $84,017,790
Sales          $ 26,167,245   $ 5,162,600

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, and U.S. territories, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, and U.S. territories.


                            Semiannual Report | 131

Franklin Tax-Free Trust

7. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period ended August 31, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                   FRANKLIN       FRANKLIN        FRANKLIN
                    INSURED     MASSACHUSETTS     MICHIGAN
                   TAX-FREE       TAX-FREE        TAX-FREE
                  INCOME FUND    INCOME FUND     INCOME FUND
                  -----------   -------------   ------------
Commitment fees     $3,051           $763         $1,923

                   FRANKLIN       FRANKLIN
                   MINNESOTA        OHIO
                   TAX-FREE       TAX-FREE
                  INCOME FUND    INCOME FUND
                  -----------   -------------
Commitment fees      $900          $2,059

8. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)


                            132 | Semiannual Report

Franklin Tax-Free Trust

8. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At August 31, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through October 19, 2009, the issuance date of the financial statements, and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
BIG   - Bond Investors Guaranty Insurance Co.
        (acquired by MBIA in 1989 and no longer does business under this name)
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
ID    - Improvement District
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDR   - Industrial Development Revenue
ISD   - Independent School District
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
NATL  - National Public Financial Guarantee Corp.
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
RDAR  - Redevelopment Agency Revenue
RMR   - Residential Mortgage Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
USD   - Unified/Union School District
XLCA  - XL Capital Assurance


                            Semiannual Report | 133

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                            134 | Semiannual Report

                      This page intentionally left blank.

                       This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 S2009 10/09






                                    (GRAPHIC)

AUGUST 31, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                                                 TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Municipal Bond Market Overview ...........................................     4
Investment Strategy and Manager's Discussion .............................     6
Franklin Alabama Tax-Free Income Fund ....................................     7
Franklin Florida Tax-Free Income Fund ....................................    14
Franklin Georgia Tax-Free Income Fund ....................................    22
Franklin Kentucky Tax-Free Income Fund ...................................    30
Franklin Louisiana Tax-Free Income Fund ..................................    37
Franklin Maryland Tax-Free Income Fund ...................................    44
Franklin Missouri Tax-Free Income Fund ...................................    53
Franklin North Carolina Tax-Free Income Fund .............................    61
Franklin Virginia Tax-Free Income Fund ...................................    70
Financial Highlights and Statements of Investments .......................    78
Financial Statements .....................................................   144
Notes to Financial Statements ............................................   155
Shareholder Information ..................................................   170

Shareholder Letter

Dear Shareholder:

In the second quarter of 2009, U.S. economic activity, though still contracting, showed improvement over that of the previous two quarters. Recent economic releases pointed to an easing of the global recession, and the debate began about whether the U.S. recession is over. Although most economists predicted positive U.S. growth for the second half of 2009, many expected growth would be sluggish as consumers and the financial system continued to climb out of debt.

The municipal bond market experienced a healthy rebound in the six-month period under review. Most major financial markets showed signs of recovery as well, and equity markets staged a strong rally since March.

The federal funds target rate remained unchanged over the period; however, the Federal Reserve Board (Fed) was very active. In response to the financial crisis in 2008, the Fed not only cut the federal funds target rate to a 0% to 0.25% range, it also employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all to encourage long interest rates to move lower. However, Treasury yields increased over the period as 2008's flight to quality started to reverse.

Treasury and Fed policies implemented in the fourth quarter of 2008 and in 2009 helped the markets recover somewhat from the panic that gripped them in late 2008. With improved confidence in the banking system, financial markets started a process of repair. Treasury bond yields hit their low for the year in December 2008 and U.S. equity markets bottomed in the first quarter of 2009.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. The Fed chairman began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. At this point, the timing of these actions is uncertain.

The municipal bond market also started to bounce back in the first quarter of 2009. For the six months under review, the Barclays Capital (BC) Municipal Bond Index returned +5.61%, and securities with maturities 22 years and longer, which make up a good portion of our long-term funds, returned +10.36%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed semiannual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                      2 | Not part of the semiannual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Municipal Bond Market Overview

During the six-month period ended August 31, 2009, the municipal bond market posted an impressive +5.61% total return, as measured by the Barclays Capital
(BC) Municipal Bond Index.(1) The last time it posted a March through August return of this magnitude was 2000; such returns are atypical for the usually docile municipal bond market.(1) In comparison, over the past 10 years, the average six-month total return for the BC Municipal Bond Index was +2.49%.(1) The municipal bond market posted not only strong absolute performance but also strong relative performance when compared to the Treasury market, as the BC U.S. Treasury Index returned +0.39% for the reporting period.(2)

Among the many factors that affected municipal bond prices during the six-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. Rating activity in the first six months of 2009 was generally positive, with both Moody's and Standard & Poor's (S&P) issuing more upgrades of municipalities than downgrades. During the first half of 2009, S&P raised the ratings of 1,367 issues while downgrading 269, and Moody's elevated the rating of 223 issues while downgrading 65 issues. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's underlying credit strength.(3) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 13.25%, compared with the BC Aaa Municipal Bond Index's +3.65% total return.(4)

From March through August 2009, each month's annualized inflation rate as measured by the Consumer Price Index (CPI) was negative, marking the first 12-month declines since 1955.(5) In addition, the Congressional Budget Office

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(2.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(3.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

(4.) Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

(5.) Source: Bureau of Labor Statistics.


                              4 | Semiannual Report

(CBO) forecast the CPI will remain below 2% through 2019. Historically, a low inflation outlook has provided confidence for fixed income investors that future cash flow from their bond investments will retain purchasing power. However, the CBO's estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 438 basis points (100 basis points equal one percentage point) for the six-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) 7-day Index and the Bloomberg Fair Value 30-Year AAA Index.(6) The 10-year average using the same indexes was 244 basis points.(6) If the CBO's estimate of future inflation is realized, then buyers of longer term bonds will reap the rewards of attractive returns over inflation.

Tax-free bond supply also affected municipal bond market performance over the past six months. Thus far in 2009, tax-exempt bond issuance contracted 18% compared with the same period in 2008.(7) In August 2009 alone, tax-exempt new-issue supply declined 23.3% compared with August 2008.7 The lack of tax-free offerings left investors with fewer bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply picture during the period are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the American Recovery and Reinvestment Act was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. These new municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced supply during the reporting period, we looked for opportunities to keep portfolios fully invested in longer term bonds, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On August 31, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(6.) Sources: Thomson Financial; Bloomberg LP. The SIFMA 7-Day Index is produced by Municipal Market Data and is composed of actual auction rate securities issues provided by broker dealers and auction agents. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.

(7.) Source: www.bondbuyer.com, "BABs Help Pump Up Volume," 9/1/09.


                              Semiannual Report | 5

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Franklin Alabama Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                   (PIE CHART)

AAA .....................   27.4%
AA ......................   15.4%
A .......................   21.6%
BBB .....................    7.1%
Below Investment Grade ..    1.0%
Not Rated by S&P ........   27.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                     MOODY'S   INTERNAL
-------                     -------   --------
AAA or Aaa                    2.9%       4.5%
AA                             --        0.6%
A                             6.6%       2.6%
BBB or Baa                    0.7%       8.8%
Below Investment Grade        0.3%       0.5%
                             ----       ----
Total                        10.5%      17.0%

We are pleased to bring you Franklin Alabama Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 80.


                              Semiannual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
-----    ----------   ----------
March    4.00 cents   3.52 cents
April    4.00 cents   3.52 cents
May      4.00 cents   3.52 cents
June     4.00 cents   3.51 cents
July     4.00 cents   3.51 cents
August   4.00 cents   3.51 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.59 on February 28, 2009, to $10.99 on August 31, 2009. The Fund's Class A shares paid dividends totaling 24.61 cents per share for the same period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.18% based on an annualization of the current 4.00 cent per share dividend and the maximum offering price of $11.48 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.77% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

During the period under review, Alabama's economy faced challenges and showed signs of slowing along with the rest of the nation. At period-end, the state's unemployment rate was 10.4%, compared with the 9.7% national rate.(3) However, manufacturing remained a bright spot in Alabama's economy. The presence of foreign manufacturers is expected to support the state's renewed growth if and when global economic conditions improve. Foreign auto manufacturers Mercedes Benz, Honda and Hyundai have established facilities in

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                              8 | Semiannual Report

Alabama. Additionally, German steelmaker ThyssenKrupp still plans to open a steel plant in Mobile County, which would employ 2,700 workers when fully operational.

As the state's economy weakened, general fund revenues declined. Fortunately, a statutory and constitutional framework requires conservative financial practices, which gives the executive branch the mandate to impose expenditure cutbacks in the event of revenue shortfalls. Alabama's fiscal year 2010 budget relied on spending cuts, reserve depletion and other nonrecurring measures. The state also received approximately $3 billion in federal stimulus funds.(4) Alabama's total debt ratio increased substantially, but remained manageable, at $796 per capita and 2.5% of personal income, compared with the national medians of $865 and 2.5%.(5)

Independent credit rating agency Moody's Investors Service assigned Alabama's general obligation debt a rating of Aa2 with a stable outlook.(6) The rating and outlook reflected the state's growing manufacturing employment base, conservative financial management practices, ample remaining reserves, and manageable debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Moody's Investors Service, "New Issue: Alabama (State of),"
     6/10/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       20.0%
Prerefunded                                     17.4%
Hospital & Health Care                          15.7%
General Obligation                              11.7%
Higher Education                                11.0%
Subject to Government Appropriations             9.1%
Tax-Supported                                    8.4%
Transportation                                   3.6%
Housing                                          2.0%
Corporate-Backed                                 1.1%

*    Does not include short-term investments and other net assets.


                              Semiannual Report | 9

Performance Summary as of 8/31/09

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRALX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.40    $10.99    $10.59
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2461

CLASS C (SYMBOL: FALEX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.40    $11.09    $10.69
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2162

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.16%           +3.62%  +17.83%  +56.93%
Average Annual Total Return(2)                +1.65%           -0.76%   +2.45%   +4.16%
Avg. Ann. Total Return (9/30/09)(3)                            +9.00%   +3.13%   +4.57%
   Distribution Rate(4)                                4.18%
   Taxable Equivalent Distribution Rate(5)             6.77%
   30-Day Standardized Yield(6)                        3.51%
   Taxable Equivalent Yield(5)                         5.68%
   Total Annual Operating Expenses(7)                  0.71%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +5.82%           +3.02%  +14.57%  +48.58%
Average Annual Total Return(2)                +4.82%           +2.03%   +2.76%   +4.04%
Avg. Ann. Total Return (9/30/09)(3)                           +12.14%   +3.45%   +4.44%
   Distribution Rate(4)                                3.78%
   Taxable Equivalent Distribution Rate(5)             6.12%
   30-Day Standardized Yield(6)                        3.17%
   Taxable Equivalent Yield(5)                         5.13%
   Total Annual Operating Expenses(7)                  1.26%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             10 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 11

Your Fund's Expenses

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,061.60              $3.69
Hypothetical (5% return before expenses)         $1,000           $1,021.63              $3.62
CLASS C
Actual                                           $1,000           $1,058.20              $6.48
Hypothetical (5% return before expenses)         $1,000           $1,018.90              $6.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71% and C: 1.25%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 13

Franklin Florida Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                  (PIE CHART)

AAA.................   22.7%
AA..................   14.9%
A...................   28.1%
BBB.................    7.1%
Not Rated by S&P....   27.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 1.0%      9.2%
AA or Aa                   2.1%       --
A                          8.4%      2.9%
BBB or Baa                 1.7%      1.7%
Below Investment Grade      --       0.2%
                          ----      ----
Total                     13.2%     14.0%

We are pleased to bring you Franklin Florida Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 86.


                             14 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund

                  DIVIDEND PER SHARE
         ------------------------------------
MONTH      CLASS A      CLASS B      CLASS C
-----    ----------   ----------   ---------
March    4.37 cents   3.86 cents   3.87 cents
April    4.37 cents   3.86 cents   3.87 cents
May      4.37 cents   3.86 cents   3.87 cents
June     4.37 cents   3.87 cents   3.87 cents
July     4.37 cents   3.87 cents   3.87 cents
August   4.37 cents   3.87 cents   3.87 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.90 on February 28, 2009, to $11.27 on August 31, 2009. The Fund's Class A shares paid dividends totaling 26.92 cents per share for the same period.(2) The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.56% based on an annualization of the current 4.47 cent per share dividend and the maximum offering price of $11.77 on August 31, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

Florida's economy has been rapidly deteriorating largely due to a decline in the local housing market, the financial and credit crises, and the national recession. According to IHS Global Insight, the state experienced a 3.2% drop in employment in 2008 and a further drop of 4.6% was expected in 2009. As of April 2009, all areas of the state's economy except educational and health services had contracted compared with April 2008. At period-end, Florida's unemployment rate was 10.7% compared with the 9.7% national rate.(3)

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             Semiannual Report | 15

PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     23.0%
Utilities                                       16.3%
Transportation                                  12.2%
Hospital & Health Care                          11.5%
Subject to Government Appropriations             9.3%
Tax-Supported                                    8.2%
General Obligation                               8.2%
Other Revenue                                    5.7%
Housing                                          4.2%
Higher Education                                 1.2%
Corporate-Backed                                 0.2%

*    Does not include short-term investments and other net assets.

The state has a large and diverse economy, but the national recession and resultant decline in discretionary spending negatively affected the important tourism industry. In addition, housing value declines and high foreclosure and unemployment rates were also expected to affect discretionary spending and, therefore, sales tax revenues. Budget reserves, while significantly depleted, remained at levels considered strong, which offered some cushion against declining revenues as the state temporarily shifted to stimulus funds from the American Recovery and Reinvestment Act of 2009 to help meet shortfalls. Based on year-to-date collections as of June 2009, revenues came in above revised March estimates.

Although Florida's debt burden has increased steadily since 2000, debt levels remained manageable and were not expected to increase significantly based on current bond issuance. The state's net tax-supported debt per capita was $1,115 compared with the $865 national median, and net tax-supported debt as a percentage of personal income was 2.9% compared with the 2.5% national median.(4) Independent credit rating agency Standard & Poor's (S&P) assigned Florida's general obligation bonds its highest rating of AAA with a negative outlook.(5) The rating and outlook reflected the economic and financial pressures faced by the state, which necessitated substantial reliance on reserves, one-time revenues and spending reductions to manage the downturn. In addition, S&P noted that the state continued to reduce expenditures, maintained significant reserves, and adopted statewide tax and fee increases to address revenue shortfalls through 2010.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(5.) This does not indicate S&P's rating of the Fund.


                             16 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRFLX)                      CHANGE   8/31/09   2/28/09
-----------------------                     -------   -------   -------
Net Asset Value (NAV)                       +$ 0.37    $11.27    $10.90
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2692

CLASS B (SYMBOL: FRFBX)                      CHANGE   8/31/09   2/28/09
-----------------------                     -------   -------   -------
Net Asset Value (NAV)                       +$ 0.37    $11.36    $10.99
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2381

CLASS C (SYMBOL: FRFIX)                      CHANGE   8/31/09   2/28/09
-----------------------                     -------   -------   -------
Net Asset Value (NAV)                       +$ 0.38    $11.44    $11.06
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2383


                             Semiannual Report | 17

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR         10-YEAR
-------                                      -------          ------   ------   ------------------
Cumulative Total Return(1)                    +5.92%           +3.29%  +19.34%        +61.00%
Average Annual Total Return(2)                +1.46%           -1.12%   +2.70%         +4.43%
Avg. Ann. Total Return (9/30/09)(3)                            +7.58%   +3.25%         +4.81%
   Distribution Rate(4)                                4.56%
   Taxable Equivalent Distribution Rate(5)             7.02%
   30-Day Standardized Yield(6)                        3.76%
   Taxable Equivalent Yield(5)                         5.78%
   Total Annual Operating Expenses(7)                  0.62%

CLASS B                                      6-MONTH          1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                      -------          ------   ------   ------------------
Cumulative Total Return(1)                    +5.58%           +2.70%  +16.08%        +58.73%
Average Annual Total Return(2)                +1.58%           -1.24%   +2.69%         +4.94%
Avg. Ann. Total Return (9/30/09)(3)                            +7.74%   +3.23%         +5.26%
   Distribution Rate(4)                                4.17%
   Taxable Equivalent Distribution Rate(5)             6.42%
   30-Day Standardized Yield(6)                        3.39%
   Taxable Equivalent Yield(5)                         5.22%
   Total Annual Operating Expenses(7)                  1.17%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR         10-YEAR
-------                                      -------          ------   ------   ------------------
Cumulative Total Return(1)                    +5.64%           +2.77%  +16.25%        +52.67%
Average Annual Total Return(2)                +4.64%           +1.79%   +3.06%         +4.32%
Avg. Ann. Total Return (9/30/09)(3)                           +10.76%   +3.59%         +4.70%
   Distribution Rate(4)                                4.13%
   Taxable Equivalent Distribution Rate(5)             6.35%
   30-Day Standardized Yield(6)                        3.39%
   Taxable Equivalent Yield(5)                         5.22%
   Total Annual Operating Expenses(7)                  1.17%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             18 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 19

Your Fund's Expenses

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             20 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,059.20              $3.22
Hypothetical (5% return before expenses)         $1,000           $1,022.08              $3.16
CLASS B
Actual                                           $1,000           $1,055.80              $6.06
Hypothetical (5% return before expenses)         $1,000           $1,019.31              $5.96
CLASS C
Actual                                           $1,000           $1,056.40              $6.01
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 21

Franklin Georgia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
8/31/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                              27.4%
AA                               25.4%
A                                28.0%
BBB                               1.2%
Below Investment Grade            0.9%
Not Rated by S&P                 17.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       1.6%
AA or Aa       3.1%       --
A              6.3%      2.2%
BBB or Baa     2.7%      1.2%
              ----       ---
Total         12.1%      5.0%

We are pleased to bring you Franklin Georgia Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 95.


                             22 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH      CLASS A      CLASS C
-----    ----------   ----------
March    4.20 cents   3.69 cents
April    4.20 cents   3.69 cents
May      4.20 cents   3.69 cents
June     4.15 cents   3.63 cents
July     4.15 cents   3.63 cents
August   4.15 cents   3.63 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.24 on February 28, 2009, to $11.68 on August 31, 2009. The Fund's Class A shares paid dividends totaling 25.39 cents per share for the same period.(2) The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08% based on an annualization of the current 4.15 cent per share dividend and the maximum offering price of $12.20 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income and caused dividends to decline slightly.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 23

STATE UPDATE

Although Georgia's economy was affected by the national recession later than many other states, it recently experienced a sharp downturn largely due to the housing, credit and financial market crises. The state has had widespread employment losses and the housing market remained weak. The education and health sectors grew; however, the construction, manufacturing and financial services sectors experienced significant employment declines. At period-end, Georgia's unemployment rate was 10.2% compared with the 9.7% national rate.(3) Despite the downturn, the state continued to have attractive long-term fundamentals due in part to a strong transportation infrastructure, low cost of living and favorable climate.

The state has a history of strong financial oversight and making tough decisions to restore budget balance when necessary. The governor revised downward his fiscal year 2009 revenue forecast to reflect a decline in general fund revenues compared with 2008. The state used stimulus package funds to address budgetary pressures and implemented across-the-board departmental reductions, eliminated fiscal year 2009 pay raises and cut contributions to the state health benefit plan. Although budgetary reserves have declined significantly the past couple years, they continued to provide some cushion to offset potential revenue shortfalls for fiscal years 2009, 2010 and 2011.

Georgia's overall debt burden remained manageable with net tax-supported debt as a percentage of personal income of 3.0% and debt per capita of $984, compared with the national medians of 2.5% and $865.(4) Independent credit rating agency Standard & Poor's (S&P) assigned Georgia's general obligation debt its highest rating of AAA with a stable outlook.(5) The rating and outlook reflected S&P's expectation that the state would continue to closely monitor revenue and expenditure trends and take necessary action to ensure long-term structural balance. Although Georgia faced short-term budgetary pressures, the revised fiscal year 2009 budget was balanced based on projections. Declining revenues could produce an additional shortfall before the fiscal year ends; however, management maintained adequate fund balances and had reserves and access to stimulus funds to address further shortfalls.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(5.) This does not indicate S&P's rating of the Fund.


                             24 | Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund 8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                      30.0%**
Subject to Government Appropriations           16.1%
Prerefunded                                    13.4%
General Obligation                             11.3%
Hospital & Health Care                          9.1%
Higher Education                                8.8%
Transportation                                  4.6%
Tax-Supported                                   3.5%
Housing                                         1.8%
Other Revenue                                   1.1%
Corporate-Backed                                0.3%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                             Semiannual Report | 25

Performance Summary as of 8/31/09

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTGAX)                                CHANGE   8/31/09   2/28/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.44    $11.68    $11.24
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                              $0.2539

CLASS C (SYMBOL: FGAIX)                                CHANGE   8/31/09   2/28/09
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  +$0.45    $11.80    $11.35
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                              $0.2224

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                      -------           ------   ------   -------
Cumulative Total Return(1)                    +6.23%           +3.88%   +19.82%  +59.92%
Average Annual Total Return(2)                +1.71%           -0.52%    +2.79%   +4.35%
Avg. Ann. Total Return (9/30/09)(3)                            +9.96%    +3.47%   +4.80%
   Distribution Rate(4)                                4.08%
   Taxable Equivalent Distribution Rate(5)             6.68%
   30-Day Standardized Yield(6)                        3.72%
   Taxable Equivalent Yield(5)                         6.09%
   Total Annual Operating Expenses(7)                  0.69%

CLASS C                                      6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                      -------           -------   -------   -------
Cumulative Total Return(1)                    +5.97%            +3.36%   +16.56%   +51.42%
Average Annual Total Return(2)                +4.97%            +2.36%    +3.11%    +4.24%
Avg. Ann. Total Return (9/30/09)(3)                            +13.15%    +3.81%    +4.69%
   Distribution Rate(4)                                3.66%
   Taxable Equivalent Distribution Rate(5)             5.99%
   30-Day Standardized Yield(6)                        3.37%
   Taxable Equivalent Yield(5)                         5.52%
   Total Annual Operating Expenses(7)                  1.24%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             26 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 27

Your Fund's Expenses

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             28 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,062.30            $3.53
Hypothetical (5% return before expenses)         $1,000           $1,021.78            $3.47
CLASS C
Actual                                           $1,000           $1,059.70            $6.39
Hypothetical (5% return before expenses)         $1,000           $1,019.00            $6.26

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 29

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
8/31/09

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               17.1%
AA                                23.7%
A                                 18.4%
BBB                               11.2%
Below Investment Grade             0.9%
Not Rated by S&P                  28.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AA or Aa      15.1%      2.8%
A              5.1%      0.7%
BBB or Baa     4.4%      0.6%
              ----       ---
Total         24.6%      4.1%

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.50 on February 28, 2009, to $10.92 on August 31, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.


                             30 | Semiannual Report

Class A shares paid dividends totaling 24.29 cents per share for the same period.(2) The Performance Summary beginning on page 33 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.11%. An investor in the 2009 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.73% from a taxable investment to match the Fund's Class A tax-free distribution rate.

COMMONWEALTH UPDATE

Kentucky's stable economic base was recently hurt by job losses. The commonwealth felt the effects of the national recession later than many other states because it was not as affected by auto job losses and the housing downturn. However, in September 2008, Kentucky reported a decline in employment, primarily in its manufacturing sector. At period-end, the state's unemployment rate was 11.1% compared with the 9.7% national rate.(3)

The recession's impact on Kentucky's revenues led to fiscal challenges to balancing the commonwealth's budget and reserve levels. In fiscal year 2009, Kentucky's consensus forecast group (CFG) downwardly adjusted its general fund tax revenue estimates. Although the first half of fiscal year 2009 showed revenue growth, the revised estimate took into account lower revenues in the second half. Legislators responded with actions including midyear cost adjustments and a tax increase. The CFG also downwardly revised its projection for fiscal year 2010 tax revenues, and legislators were working on revisions to the fiscal year 2010 budget.

Kentucky had a low direct debt burden and low debt service carrying charges, but above-average debt ratios. The state's net tax-supported debt as a percentage of personal income was 4.8% and debt per capita was $1,477 compared with the 2.5% and $865 national medians.(4) Independent credit rating agency Moody's Investors Service assigned Kentucky an issuer credit rating of Aa2 with a negative outlook.(5) The rating and outlook reflected the commonwealth's weakening economic and financial positions, which led to sizable budget deficits Kentucky addressed largely with one-time resources including using reserve balances. Moody's noted that although the commonwealth faced

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(5.) This does not indicate Moody's rating of the Fund.

DIVIDEND DISTRIBUTIONS*

Franklin Kentucky Tax-Free Income Fund
Class A

MONTH    DIVIDEND PER SHARE
-----    ------------------
March         3.95 cents
April         3.95 cents
May           3.95 cents
June          3.95 cents
July          3.95 cents
August        3.95 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 31

PORTFOLIO BREAKDOWN
Franklin Kentucky Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                         33.4%**
Subject to Government Appropriations              23.2%
Prerefunded                                       12.9%
General Obligation                                 8.9%
Higher Education                                   6.9%
Hospital & Health Care                             6.3%
Transportation                                     3.2%
Other Revenue                                      2.9%
Housing                                            1.2%
Tax-Supported                                      1.1%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

ongoing budget pressures, it has a history of active financial management that enabled it to address past fiscal challenges.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             32 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRKYX)                     CHANGE   8/31/09   2/28/09
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      +$ 0.42    $10.92    $10.50
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2429

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(2)                    +6.37%          +4.35%   +19.12%  +57.85%
Average Annual Total Return(3)                +1.81%          -0.12%    +2.67%   +4.22%
Avg. Ann. Total Return (9/30/09)(4)                           +9.02%    +3.28%   +4.60%
   Distribution Rate(5)                                4.11%
   Taxable Equivalent Distribution Rate(6)             6.73%
   30-Day Standardized Yield(7)                        3.63%
   Taxable Equivalent Yield(6)                         5.94%
   Total Annual Operating Expenses(8)                  0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 33

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the 3.90 cent per share current monthly dividend and the maximum offering price of $11.40 per share on 8/31/09.

(6.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(7.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             34 | Semiannual Report

Your Fund's Expenses

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,063.70              $3.90
Hypothetical (5% return before expenses)         $1,000           $1,021.42              $3.82

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             36 | Semiannual Report

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
8/31/09

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  ---------------------
AAA                              19.1%
AA                                6.9%
A                                38.9%
BBB                              13.8%
Below Investment Grade            0.8%
Not Rated by S&P                 20.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     3.4%      1.1%
A              4.8%      3.2%
BBB or Baa     4.0%      4.0%
              ----       ---
Total         12.2%      8.3%

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.43 on February 28, 2009, to $10.98 on August 31, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 106.


                             Semiannual Report | 37

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund

            DIVIDEND PER SHARE
         -----------------------
MONTH     CLASS A       CLASS C
-----    ----------   ----------
March    3.99 cents   3.55 cents
April    3.99 cents   3.55 cents
May      3.99 cents   3.55 cents
June     3.99 cents   3.49 cents
July     3.99 cents   3.49 cents
August   3.99 cents   3.49 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 24.59 cents per share for the same period.(2) The Performance Summary beginning on page 40 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.31% based on an annualization of the current 4.12 cent per share dividend and the maximum offering price of $11.47 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 7.05% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Louisiana continued to face economic challenges for several industries hurt by the catastrophic 2005 hurricanes including tourism, seafood production, oil and gas, and chemicals. However, emergency assistance and infrastructure rebuilding helped revenues, and as former residents began to return, reconstruction and refurnishing expenditures provided a further boost to revenues in the form of hotel, sales and fuel taxes. In addition, the federal government recently enacted several measures to benefit the Gulf region's economy including private activity bonding authority, community development block grants, appropriations for levee construction and disaster recovery aid. However, the state has seen slow repopulation for areas affected by the hurricanes, and

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             38 | Semiannual Report
labor shortages remained. At period-end, Louisiana's unemployment rate was 7.8% compared with the 9.7% national rate.(3)

The state has historically maintained fiscal discipline by holding down recurring spending and increasing reserve and trust fund levels during the past three years of strong revenue performances as actual revenues exceeded conservative forecasts. Louisiana's rainy day fund balance was at its statutory cap as of June 30, 2009, the end of the state's fiscal year. The fiscal year 2010 budget reflected a decrease in general fund spending due to national economic uncertainty, oil and natural gas price declines, and a leveling off of post-hurricane spending. The budget offset projected revenue declines by using the rainy day fund. In addition, the state plans to use federal stimulus funds in the current and next two budgets.

Louisiana's net tax-supported debt as a percentage of personal income was 3.3% and debt per capita was $1,164 compared with the 2.5% and $865 national medians.(4) Independent credit rating agency Moody's Investors Service assigned the state's general obligation bonds a rating of A1 with a stable outlook.(5) The rating and outlook reflected Louisiana's relatively stable economy during the national recession and its reserve maintenance and generally rapid response to downward revenue forecasts.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(5.) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund
8/31/09

                                              % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ---------------------
Tax-Supported                                  16.5%
Utilities                                      16.4%
Subject to Government Appropriations           10.1%
Transportation                                  9.8%
General Obligation                              8.8%
Hospital & Health Care                          8.7%
Other Revenue                                   8.6%
Higher Education                                7.1%
Prerefunded                                     6.7%
Housing                                         5.3%
Corporate-Backed                                2.0%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 39

Performance Summary as of 8/31/09

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKLAX)                     CHANGE   8/31/09   2/28/09
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      +$ 0.55    $10.98    $10.43
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2459

CLASS C (SYMBOL: FLAIX)                    CHANGE    8/31/09   2/28/09
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      +$ 0.57    $11.11    $10.54
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2167

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +7.70%           +3.56%  +17.24%  +58.70%
Average Annual Total Return(2)                +3.15%           -0.82%   +2.33%   +4.27%
Avg. Ann. Total Return (9/30/09)(3)                           +10.15%   +3.08%   +4.72%
   Distribution Rate(4)                                4.31%
   Taxable Equivalent Distribution Rate(5)             7.05%
   30-Day Standardized Yield(6)                        4.05%
   Taxable Equivalent Yield(5)                         6.63%
   Total Annual Operating Expenses(7)                  0.71%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +7.52%           +3.07%  +14.20%  +50.42%
Average Annual Total Return(2)                +6.52%           +2.08%   +2.69%   +4.17%
Avg. Ann. Total Return (9/30/09)(3)                           +13.36%   +3.42%   +4.61%
   Distribution Rate(4)                                3.88%
   Taxable Equivalent Distribution Rate(5)             6.35%
   30-Day Standardized Yield(6)                        3.70%
   Taxable Equivalent Yield(5)                         6.06%
   Total Annual Operating Expenses(7)                  1.26%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             40 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 41

Your Fund's Expenses

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             42 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,077.00              $3.61
Hypothetical (5% return before expenses)         $1,000           $1,021.73              $3.52
CLASS C
Actual                                           $1,000           $1,075.20              $6.49
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $6.31

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 43

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                  (PIE CHART)

AAA....................   25.5%
AA.....................   15.2%
A......................   18.0%
BBB....................   16.7%
Below Investment Grade.    3.1%
Not Rated by S&P.......   21.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     4.2%      4.1%
A              4.9%       --
BBB or Baa     4.4%      3.9%
              ----       ---
Total         13.5%      8.0%

We are pleased to bring you Franklin Maryland Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 113.


                             44 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund

                     DIVIDEND PER SHARE
         -----------------------------------------
MONTH      CLASS A      CLASS C    ADVISOR CLASS**
-----    ----------   ----------   ---------------
March    4.12 cents   3.66 cents        --
April    4.12 cents   3.66 cents        --
May      4.12 cents   3.66 cents        --
June     4.12 cents   3.63 cents        --
July     4.12 cents   3.63 cents      2.70 cents
August   4.12 cents   3.63 cents      4.20 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.35 on February 28, 2009, to $11.01 on August 31, 2009. The Fund's Class A shares paid dividends totaling 25.35 cents per share for the same period.(2) The Performance Summary beginning on page 48 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.30% based on an annualization of the current 4.12 cent per share dividend and the maximum offering price of $11.50 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Maryland state and local personal income tax bracket of 41.14% would need to earn a distribution rate of 7.31% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 45

STATE UPDATE

Maryland's broad-based, diverse economy historically has outpaced the nation's. During the reporting period, the state's economy, like the U.S. economy, was affected by the national recession as well as the mortgage and credit crises. Thus, construction and financial services reflected the greatest employment losses. Education and health services and government were the only sectors that experienced growth. At period-end, Maryland's 7.2% unemployment rate was lower than the national rate of 9.7%.(3) Per-capita and median household effective buying income remained strong due to the state's well-educated labor force.

During the reporting period, the slumping housing market and economic uncertainty contributed to weakened sales and personal income tax collections. Income and sales tax revenue underperformance led to fiscal year 2009 revenue estimates being revised downward by $1.3 billion.(4) Consistent with Maryland's history of prudent fiscal management and a commitment to reserves despite budget challenges, the state successfully addressed the resulting budget gap. Maryland's officials relied on spending cuts, fund transfers (including transfers from reserves) and one-time measures to balance its budget. Reserve levels remained adequate despite the recent draws. Although one of the more heavily indebted states, Maryland has lowered its debt levels in recent years. Debt ratios were $1,507 per capita and 3.3% of personal income compared with the national medians of $865 and 2.5%.(5)

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Maryland's general obligation bonds their highest ratings of AAA and Aaa with stable outlooks.(6) The ratings and outlooks reflected the state's economic strength and historically strong financial and debt management practices.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Maryland (State of),"
     7/20/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) These do not indicate ratings of the Fund.


                             46 | Semiannual Report

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Hospital & Health Care                          19.7%
Higher Education                                14.5%
Prerefunded                                     14.2%
Utilities                                       12.6%
General Obligation                              10.8%
Transportation                                  10.2%
Tax-Supported                                    6.1%
Housing                                          5.0%
Other Revenue                                    4.8%
Subject to Government Appropriations             1.8%
Corporate-Backed                                 0.3%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 47

Performance Summary as of 8/31/09

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMDTX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.66    $11.01    $10.35
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2535

CLASS C (SYMBOL: FMDIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.66    $11.16    $10.50
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2241

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   7/1/09
---------------------------                ------   -------   ------
Net Asset Value (NAV)                      +$0.32    $11.01   $10.69
DISTRIBUTIONS (7/2/09-8/31/09)
Dividend Income                  $0.0823


                             48 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +8.92%           +3.55%  +16.86%  +57.29%
Average Annual Total Return(2)                +4.29%           -0.80%   +2.27%   +4.18%
Avg. Ann. Total Return (9/30/09)(3)                           +10.08%   +3.11%   +4.69%
   Distribution Rate(4)                                4.30%
   Taxable Equivalent Distribution Rate(5)             7.31%
   30-Day Standardized Yield(6)                        3.91%
   Taxable Equivalent Yield(5)                         6.64%
   Total Annual Operating Expenses(7)                  0.67%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +8.50%           +2.85%  +13.67%  +48.93%
Average Annual Total Return(2)                +7.50%           +1.86%   +2.60%   +4.06%
Avg. Ann. Total Return (9/30/09)(3)                           +13.39%   +3.44%   +4.58%
   Distribution Rate(4)                                3.88%
   Taxable Equivalent Distribution Rate(5)             6.59%
   30-Day Standardized Yield(6)                        3.56%
   Taxable Equivalent Yield(5)                         6.05%
   Total Annual Operating Expenses(7)                  1.22%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +8.92%           +3.55%  +16.86%  +57.29%
Average Annual Total Return(2)                +8.92%           +3.55%   +3.17%   +4.63%
Avg. Ann. Total Return (9/30/09)(3)                           +15.03%   +4.01%   +5.15%
   Distribution Rate(4)                                4.65%
   Taxable Equivalent Distribution Rate(5)             7.90%
   30-Day Standardized Yield(6)                        4.18%
   Taxable Equivalent Yield(5)                         7.10%
   Total Annual Operating Expenses(7)                  0.57%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 49

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Maryland state and local personal income tax rate of 41.14%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +3.77%.


                             50 | Semiannual Report

Your Fund's Expenses

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 51

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,089.20              $3.48
Hypothetical (5% return before expenses)         $1,000           $1,021.88              $3.36
CLASS C
Actual                                           $1,000           $1,085.00              $6.36
Hypothetical (5% return before expenses)         $1,000           $1,019.11              $6.16
ADVISOR CLASS
Actual (7/1/09-8/31/09)                          $1,000           $1,037.70              $0.97
Hypothetical (5% return before expenses)         $1,000           $1,022.38              $2.85

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since inception.


                             52 | Semiannual Report

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
8/31/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               28.4%
AA                                29.2%
A                                 13.2%
BBB                               11.5%
Below Investment Grade             0.9%
Not Rated by S&P                  16.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 2.4%      1.6%
AA or Aa                   1.3%       --
A                          4.2%      1.6%
BBB or Baa                 1.8%      3.7%
Below Investment Grade      --       0.2%
                           ---       ---
Total                      9.7%      7.1%

We are pleased to bring you Franklin Missouri Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.28 on February 28, 2009, to $11.71 on August 31, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 120.


                             Semiannual Report | 53

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund

                     DIVIDEND PER SHARE
         -----------------------------------------
MONTH      CLASS A      CLASS C    ADVISOR CLASS**
-----    ----------   ----------   ---------------
March    4.31 cents   3.79 cents        --
April    4.31 cents   3.79 cents        --
May      4.31 cents   3.79 cents        --
June     4.26 cents   3.74 cents        --
July     4.26 cents   3.74 cents      2.80 cents
August   4.26 cents   3.74 cents      4.35 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 26.35 cents per share for the same period.(2) The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.18% based on an annualization of the current 4.26 cent per share dividend and the maximum offering price of $12.23 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.84% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary. During the period under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income and caused dividends to decline slightly.

STATE UPDATE

Missouri's economy has not been spared the effects of the national recession. The state's unemployment rate began to rise in mid-2008 and has risen since, with rapid increases during the first half of 2009. From May 2008 to May 2009, only government and education and health services had employment increases. As the subprime mortgage crisis began to spread to the overall housing market, housing-related industries such as construction and financial

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             54 | Semiannual Report
services began to lose jobs. Eventually, other industries also suffered job losses including trade, transportation, utilities, and business and professional services. At period-end, Missouri's unemployment rate was 9.5% compared with the 9.7% national rate.(3)

Despite the fairly challenging economic environment, there were a few signs, particularly at the national level, that showed some stabilization in the economy. New home sales stopped falling in the past few months and existing home sales improved slightly. Jobless claims leveled off and consumer confidence saw some improvement. In addition, consumer spending, an important aspect of the economy, leveled off after several months of decline.

Missouri's net tax-supported debt as a percentage of personal income was 2.0% and debt per capita was $670, compared with the national medians of 2.5% and $865.(4) Independent credit rating agency Standard & Poor's (S&P) assigned Missouri's general obligation debt a rating of AAA with a stable outlook.(5) The rating and outlook reflected S&P's expectation that the state will continue to maintain its high reserve levels and strong financial management with early and decisive budgetary cuts if future revenues do not meet projections.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(5.) This does not indicate S&P's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       16.2%
Prerefunded                                     15.2%
Hospital & Health Care                          14.4%
Higher Education                                14.2%
Subject to Government Appropriations            10.3%
Other Revenue                                    7.8%
Tax-Supported                                    7.0%
Transportation                                   6.2%
General Obligation                               5.7%
Corporate-Backed                                 2.0%
Housing                                          1.0%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 55

Performance Summary as of 8/31/09

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMOX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.43    $11.71    $11.28
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2635

CLASS C (SYMBOL: FMOIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.44    $11.79    $11.35
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2315

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   7/1/09
---------------------------                ------   -------   ------
Net Asset Value (NAV)                      +$0.23    $11.71   $11.48
DISTRIBUTIONS (7/2/09-8/31/09)
Dividend Income                  $0.0853


                             56 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.21%           +3.72%  +19.40%  +61.05%
Average Annual Total Return(2)                +1.70%           -0.65%   +2.72%   +4.43%
Avg. Ann. Total Return (9/30/09)(3)                            +9.51%   +3.37%   +4.84%
   Distribution Rate(4)                                4.18%
   Taxable Equivalent Distribution Rate(5)             6.84%
   30-Day Standardized Yield(6)                        3.65%
   Taxable Equivalent Yield(5)                         5.97%
   Total Annual Operating Expenses(7)                  0.65%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +5.96%           +3.13%  +16.14%  +52.47%
Average Annual Total Return(2)                +4.96%           +2.14%   +3.04%   +4.31%
Avg. Ann. Total Return (9/30/09)(3)                           +12.82%   +3.71%   +4.74%
   Distribution Rate(4)                                3.79%
   Taxable Equivalent Distribution Rate(5)             6.20%
   30-Day Standardized Yield(6)                        3.28%
   Taxable Equivalent Yield(5)                         5.37%
   Total Annual Operating Expenses(7)                  1.20%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +6.21%           +3.72%  +19.40%  +61.05%
Average Annual Total Return(2)                +6.21%           +3.72%   +3.61%   +4.88%
Avg. Ann. Total Return (9/30/09)(3)                           +14.36%   +4.27%   +5.30%
   Distribution Rate(4)                                4.51%
   Taxable Equivalent Distribution Rate(5)             7.38%
   30-Day Standardized Yield(6)                        3.91%
   Taxable Equivalent Yield(5)                         6.40%
   Total Annual Operating Expenses(7)                  0.55%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 57

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +2.75%.


                             58 | Semiannual Report

Your Fund's Expenses

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 59

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,062.10              $3.33
Hypothetical (5% return before expenses)         $1,000           $1,021.98              $3.26
CLASS C
Actual                                           $1,000           $1,059.60              $6.18
Hypothetical (5% return before expenses)         $1,000           $1,019.21              $6.06
ADVISOR CLASS
Actual (7/1/09-8/31/09)                          $1,000           $1,027.50              $0.93
Hypothetical (5% return before expenses)         $1,000           $1,022.48              $2.75

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since inception.


                             60 | Semiannual Report

Franklin North Carolina Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                   (PIE CHART)

AAA ...............   31.7%
AA ................   23.7%
A .................   22.4%
BBB ...............   13.6%
Not Rated by S&P ..    8.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.5%      0.4%
AA or Aa                   4.5%      0.1%
A                          1.2%      0.3%
BBB or Baa                 0.7%      0.7%
Below Investment Grade     0.2%       --
                           ---       ---
Total                      7.1%      1.5%

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 129.


                             Semiannual Report | 61

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund

                     DIVIDEND PER SHARE
         -----------------------------------------
MONTH      CLASS A      CLASS C    ADVISOR CLASS**
-----    ----------   ----------   ---------------
March    4.19 cents   3.68 cents        --
April    4.19 cents   3.68 cents        --
May      4.19 cents   3.68 cents        --
June     4.22 cents   3.67 cents        --
July     4.22 cents   3.67 cents      2.78 cents
August   4.22 cents   3.67 cents      4.31 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.37 on February 28, 2009, to $11.93 on August 31, 2009. The Fund's Class A shares paid dividends totaling 25.88 cents per share for the same period.(2) The Performance Summary beginning on page 65 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.06% based on an annualization of the current 4.22 cent per share dividend and the maximum offering price of $12.46 on August 31, 2009. An investor in the 2009 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 6.77% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Although North Carolina has a diversified economic base that historically has expanded at a healthy rate, the recent national economic recession has affected the state more severely than many others. For example, for the year ended

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             62 | Semiannual Report

January 2009, North Carolina sustained higher job losses than the national average, and employment gains were limited to the government and education and health services sectors. Construction and manufacturing, especially in the auto components industry, suffered the most significant declines. At period-end, the state's unemployment rate was 10.8% compared with the 9.7% national rate.(3)

North Carolina, despite budget challenges, had well-defined financial management practices and a commitment to building reserves. Fiscal year 2009 general fund revenues missed budget estimates through February as income, sales and corporate taxes came in below budgeted levels. The state responded to the projected revenue decline with actions including operating budget reductions for all agencies except education. The governor's biennial budget had estimated gaps in fiscal years 2010 and 2011 based on recent revenue forecasts. To restore balance, spending reductions were outlined for each fiscal year, and the governor recommended revenue enhancements including increased cigarette tax and a tax surcharge on all alcohol purchases.

Although the state has conservatively managed its debt issuance, and North Carolina's constitution limits the general assembly's ability to incur general obligation debt, the state's net tax-supported debt levels have increased significantly in recent years. However, despite the increase, North Carolina's debt burden remained relatively moderate compared with other states. The state's net tax-supported debt per capita was $832 compared with the $865 national median, and net tax-supported debt as a percentage of personal income was 2.5%, the same as the national median.(4) Independent credit rating agency Moody's Investors Service assigned North Carolina's general obligation debt its highest rating of Aaa with a stable outlook.(5) The rating and outlook reflected Moody's belief that despite the economic slowdown, the state's strong executive management and active response to unexpected budget shortfalls will enable North Carolina to manage its long-term fiscal pressures.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(5.) This does not indicate Moody's rating of the Fund.


                             Semiannual Report | 63

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       21.2%
Hospital & Health Care                          18.8%
Higher Education                                12.5%
Subject to Government Appropriations            12.4%
Transportation                                  11.7%
Prerefunded                                      9.9%
General Obligation                               5.7%
Tax-Supported                                    4.0%
Housing                                          1.8%
Other Revenue                                    1.2%
Corporate-Backed                                 0.8%

*    Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             64 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FXNCX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.56    $11.93    $11.37
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2588

CLASS C (SYMBOL: FNCIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.58    $12.07    $11.49
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2261

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   7/1/09
---------------------------                ------   -------   ------
Net Asset Value (NAV)                      +$0.29    $11.93   $11.64
DISTRIBUTIONS (7/2/09-8/31/09)
Dividend Income                  $0.0844


                             Semiannual Report | 65

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +7.27%           +5.16%  +20.56%  +63.10%
Average Annual Total Return(2)                +2.75%           +0.66%   +2.92%   +4.56%
Avg. Ann. Total Return (9/30/09)(3)                           +11.44%   +3.56%   +4.97%
   Distribution Rate(4)                                4.06%
   Taxable Equivalent Distribution Rate(5)             6.77%
   30-Day Standardized Yield(6)                        3.77%
   Taxable Equivalent Yield(5)                         6.29%
   Total Annual Operating Expenses(7)                  0.64%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +7.07%           +4.61%  +17.26%  +54.57%
Average Annual Total Return(2)                +6.07%           +3.61%   +3.24%   +4.45%
Avg. Ann. Total Return (9/30/09)(3)                           +14.74%   +3.89%   +4.85%
   Distribution Rate(4)                                3.65%
   Taxable Equivalent Distribution Rate(5)             6.09%
   30-Day Standardized Yield(6)                        3.40%
   Taxable Equivalent Yield(5)                         5.67%
   Total Annual Operating Expenses(7)                  1.19%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +7.27%           +5.16%  +20.56%  +63.10%
Average Annual Total Return(2)                +7.27%           +5.16%   +3.81%   +5.01%
Avg. Ann. Total Return (9/30/09)(3)                           +16.37%   +4.46%   +5.42%
   Distribution Rate(4)                                4.35%
   Taxable Equivalent Distribution Rate(5)             7.25%
   30-Day Standardized Yield(6)                        4.03%
   Taxable Equivalent Yield(5)                         6.72%
   Total Annual Operating Expenses(7)                  0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             66 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +3.22%.


                             Semiannual Report | 67

Your Fund's Expenses

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             68 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,072.70              $3.34
Hypothetical (5% return before expenses)         $1,000           $1,021.98              $3.26
CLASS C
Actual                                           $1,000           $1,070.70              $6.21
Hypothetical (5% return before expenses)         $1,000           $1,019.21              $6.06
ADVISOR CLASS
Actual (7/1/09-8/31/09)                          $1,000           $1,032.20              $0.93
Hypothetical (5% return before expenses)         $1,000           $1,022.48              $2.75

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since inception.


                             Semiannual Report | 69

Franklin Virginia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investing and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                   (PIE CHART)

AAA ...............   28.1%
AA ................   27.1%
A .................   25.1%
BBB ...............    9.6%
Not Rated by S&P ..   10.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.1%      0.7%
AA or Aa                   0.4%       --
A                          3.3%      0.1%
BBB or Baa                 4.2%      0.4%
Below Investment Grade     0.9%       --
                           ---       ---
Total                      8.9%      1.2%

We are pleased to bring you Franklin Virginia Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 139.


                             70 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund

                     DIVIDEND PER SHARE
         -----------------------------------------
MONTH      CLASS A      CLASS C    ADVISOR CLASS**
-----    ----------   ----------   ---------------
March    4.05 cents   3.55 cents        --
April    4.05 cents   3.55 cents        --
May      4.05 cents   3.55 cents        --
June     4.05 cents   3.54 cents        --
July     4.05 cents   3.54 cents      2.67 cents
August   4.05 cents   3.54 cents      4.14 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.95 on February 28, 2009, to $11.41 on August 31, 2009. The Fund's Class A shares paid dividends totaling 24.92 cents per share for the same period.(2) The Performance Summary beginning on page 73 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08% based on an annualization of the current 4.05 cent per share dividend and the maximum offering price of $11.92 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.66% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

Virginia's diverse economy slowed and revenues declined, but it still fared better than the nation as the commonwealth benefited from a stable federal employment base and a sizable military presence. However, Virginia's housing market experienced a slowdown similar to the nation's. In addition, the commonwealth had job losses in the manufacturing, construction and finance sectors. At period-end, Virginia's unemployment rate was 6.5% compared with the 9.7% national rate.(3)

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.



                             Semiannual Report | 71

PORTFOLIO BREAKDOWN
Franklin Virginia Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                      19.2%
Prerefunded                                    15.8%
Other Revenue                                  14.3%
Transportation                                 12.1%
General Obligation                             10.1%
Hospital & Health Care                          7.0%
Tax-Supported                                   6.0%
Housing                                         4.5%
Subject to Government Appropriations            4.3%
Higher Education                                3.4%
Corporate-Backed                                3.3%

*    Does not include short-term investments and other net assets.

The trend of softening revenues began in spring 2008 with all major revenue categories coming in below estimates, which resulted in a budget gap for the remainder of the 2008-2010 biennium. Corrective actions to address the budget gap included using revenue stabilization funds, budget cuts and administrative moves such as the elimination of state employee salary increases and using bonds for certain capital projects formerly funded through the operating budget. In addition, Virginia was offsetting some of the shortfall and easing general fund spending reductions by using federal stimulus funds, including a higher Medicaid federal match rate and additional federal funds for social services, and using flexible spending funds. Based on April 2009 revenue forecasts for fiscal year 2009, which ended June 30, state agencies were asked to make additional spending adjustments.

The commonwealth's debt burden remained manageable with net tax-supported debt as a percentage of personal income at 1.9% and debt per capita of $782, compared with the national medians of 2.5% and $865.(4) Independent credit rating agency Standard & Poor's (S&P) assigned Virginia's general obligation debt its highest rating of AAA with a stable outlook.(5) The rating and outlook reflected S&P's expectations that the commonwealth's conservative financial management would continue during the national recession, and that Virginia's overall economic strength, employment diversity and good income levels may offset the recession's near-term effects.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(5.) This does not indicate S&P's rating of the Fund.


                             72 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRVAX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.46    $11.41    $10.95
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2492

CLASS C (SYMBOL: FVAIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.46    $11.54    $11.08
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2180

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09    7/1/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.26    $11.41    $11.15
DISTRIBUTIONS (7/2/09-8/31/09)
Dividend Income                  $0.0812


                             Semiannual Report | 73

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.54%           +4.26%  +20.21%  +60.02%
Average Annual Total Return(2)                +1.98%           -0.19%   +2.86%   +4.36%
Avg. Ann. Total Return (9/30/09)(3)                            +9.79%   +3.48%   +4.75%
   Distribution Rate(4)                                4.08%
   Taxable Equivalent Distribution Rate(5)             6.66%
   30-Day Standardized Yield(6)                        3.55%
   Taxable Equivalent Yield(5)                         5.79%
   Total Annual Operating Expenses(7)                  0.66%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.17%           +3.64%  +16.93%  +51.50%
Average Annual Total Return(2)                +5.17%           +2.64%   +3.18%   +4.24%
Avg. Ann. Total Return (9/30/09)(3)                           +13.10%   +3.81%   +4.64%
   Distribution Rate(4)                                3.66%
   Taxable Equivalent Distribution Rate(5)             5.97%
   30-Day Standardized Yield(6)                        3.17%
   Taxable Equivalent Yield(5)                         5.17%
   Total Annual Operating Expenses(7)                  1.21%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +6.54%           +4.26%  +20.21%  +60.02%
Average Annual Total Return(2)                +6.54%           +4.26%   +3.75%   +4.81%
Avg. Ann. Total Return (9/30/09)(3)                           +14.71%   +4.38%   +5.21%
   Distribution Rate(4)                                4.40%
   Taxable Equivalent Distribution Rate(5)             7.18%
   30-Day Standardized Yield(6)                        3.80%
   Taxable Equivalent Yield(5)                         6.20%
   Total Annual Operating Expenses(7)                  0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             74 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +3.07%.


                             Semiannual Report | 75

Your Fund's Expenses

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             76 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                          $1,000            $1,065.40              $3.38
Hypothetical (5% return before expenses)        $1,000            $1,021.93              $3.31
CLASS C
Actual                                          $1,000            $1,061.70              $6.24
Hypothetical (5% return before expenses)        $1,000            $1,019.16              $6.11
ADVISOR CLASS
Actual (7/1/09-8/31/09)                         $1,000            $1,030.70              $0.95
Hypothetical (5% return before expenses)        $1,000            $1,022.43              $2.80

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 62/365 to reflect the number of days since inception.


                             Semiannual Report | 77

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2009      ------------------------------------------------------------
                                                    (UNAUDITED)     2009        2008(a)       2007         2006         2005
                                                    -----------   --------     --------     --------     --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $  10.59    $  10.84     $  11.51     $  11.49     $  11.61     $  11.76
                                                      --------    --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) .....................         0.24        0.48         0.47         0.48         0.50         0.51
   Net realized and unrealized gains (losses) ...         0.41       (0.26)       (0.67)        0.02        (0.12)       (0.16)
                                                      --------    --------     --------     --------     --------     --------
Total from investment operations ................         0.65        0.22        (0.20)        0.50         0.38         0.35
                                                      --------    --------     --------     --------     --------     --------
Less distributions from net investment income            (0.25)      (0.47)       (0.47)       (0.48)       (0.50)       (0.50)
                                                      --------    --------     --------     --------     --------     --------
Redemption fees(d) ..............................           --          --(e)        --(e)        --(e)        --(e)        --
                                                      --------    --------     --------     --------     --------     --------
Net asset value, end of period ..................     $  10.99    $  10.59     $  10.84     $  11.51     $  11.49     $  11.61
                                                      ========    ========     ========     ========     ========     ========
Total return(f) .................................         6.16%       2.18%       (1.96)%       4.50%        3.34%        3.12%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................         0.71%       0.71%        0.71%        0.71%        0.72%        0.72%
Net investment income ...........................         4.41%       4.40%        4.14%        4.23%        4.31%        4.39%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $237,322    $218,937     $230,439     $244,272     $237,848     $225,258
Portfolio turnover rate .........................         2.89%      20.42%       16.92%       16.04%       12.86%        8.53%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             78 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2009      -----------------------------------------------------------
                                                    (UNAUDITED)     2009        2008(a)       2007         2006         2005
                                                    -----------   --------     --------     --------     --------     -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $ 10.69      $ 10.93      $ 11.60      $ 11.58      $ 11.70      $11.84
                                                      -------      -------      -------      -------      -------      ------
Income from investment operations(b):
   Net investment income(c) .....................        0.21         0.42         0.41         0.42         0.44        0.45
   Net realized and unrealized gains (losses) ...        0.41        (0.25)       (0.68)        0.02        (0.12)      (0.15)
                                                      -------      -------      -------      -------      -------      ------
Total from investment operations ................        0.62         0.17        (0.27)        0.44         0.32        0.30
                                                      -------      -------      -------      -------      -------      ------
Less distributions from net investment income ...       (0.22)       (0.41)       (0.40)       (0.42)       (0.44)      (0.44)
                                                      -------      -------      -------      -------      -------      ------
Redemption fees(d) ..............................          --           --(e)        --(e)        --(e)        --(e)       --
                                                      -------      -------      -------      -------      -------      ------
Net asset value, end of period ..................     $ 11.09      $ 10.69      $ 10.93      $ 11.60      $ 11.58      $11.70
                                                      =======      =======      =======      =======      =======      ======
Total return(f) .................................        5.82%        1.59%       (2.39)%       3.89%        2.75%       2.63%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................        1.25%        1.26%        1.26%        1.26%        1.27%       1.27%
Net investment income ...........................        3.87%        3.85%        3.59%        3.68%        3.76%       3.84%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $45,644      $41,651      $38,341      $38,094      $35,638      $31,702
Portfolio turnover rate .........................        2.89%       20.42%       16.92%       16.04%       12.86%       8.53%

(a) For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g) Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 79

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                             AMOUNT         VALUE
    -------------------------------------                                          -----------   ------------
    MUNICIPAL BONDS 99.3%
    ALABAMA 84.3%
    Alabama Building Renovation Finance Authority Revenue, Refunding,
       AMBAC Insured, 5.625%, 9/01/24 ..........................................   $ 2,500,000   $  2,552,051
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan,
       Series A, AMBAC Insured, 5.25%, 8/15/24 .................................     1,755,000      1,815,214
    Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan,
       Series A, AMBAC Insured, 5.00%, 8/15/23 .................................     4,435,000      4,537,759
    Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24 ............     3,470,000      3,697,389
    Alabaster Sewer Revenue, AMBAC Insured, 5.00%, 4/01/29 .....................     2,055,000      2,061,576
    Athens GO, wts., XLCA Insured, 5.00%, 2/01/36 ..............................     2,560,000      2,541,338
    Auburn GO, Refunding, FSA Insured, 5.00%, 1/01/24 ..........................     1,500,000      1,520,235
    Auburn University General Fee Revenue, Auburn University, Series A,
       FSA Insured, 5.00%, 6/01/38 .............................................     7,000,000      7,139,090
    Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ............................     1,990,000      1,950,638
    Bessemer Governmental Utility Services Corp. Water Supply Revenue,
       Refunding, Series A, Assured Guaranty, 5.00%, 6/01/39 ...................     3,825,000      3,812,951
    Birmingham Southern College Private Educational Building Authority Tuition
       Revenue, Refunding, 5.35%, 12/01/19 .....................................     1,000,000        887,370
(a) Birmingham Special Care Facilities Financing Authority, Health Care Facility
       Revenue, Childrens Hospital, Assured Guaranty, 6.00%, 6/01/39 ...........     4,000,000      4,145,880
    Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty,
       5.25%, 1/01/39 ..........................................................     5,950,000      6,099,524
    Butler County IDA Environmental Improvement Revenue, International Paper,
       Series A, 7.00%, 9/01/32 ................................................     1,000,000      1,033,650
    Butler County Public Education Cooperative District, Series A, XLCA Insured,
       5.00%, 7/01/37 ..........................................................     9,025,000      7,665,474
    Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured,
       5.00%, 1/01/29 ..........................................................     4,290,000      4,354,779
    Clarke and Mobile Counties Gas District Revenue, AMBAC Insured,
       Pre-Refunded, 5.875%, 12/01/23 ..........................................     4,000,000      4,133,360
    Coffee County PBA, Building Revenue, NATL Insured, 5.00%, 9/01/27 ..........     2,145,000      2,230,800
    Cullman and Jefferson Counties Gas District Gas Revenue, NATL Insured,
       5.85%, 7/01/24 ..........................................................     2,000,000      2,074,260
    DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36 ..     7,000,000      5,728,100
    East Alabama Health Care Authority Health Care Facilities Revenue,
       Mandatory Put 9/01/18,
       Series A, 5.25%, 9/01/36 ................................................     5,000,000      4,863,900
       Series B, 5.50%, 9/01/33 ................................................     4,500,000      4,509,450
    Etowah County Board of Education Special Tax, School wts.,
       FSA Insured, 5.00%,
       9/01/24 .................................................................     4,235,000      4,391,483
       9/01/28 .................................................................     2,000,000      2,047,920
       9/01/33 .................................................................     2,500,000      2,520,675
    Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 ...............     1,500,000      1,538,085
    Fairfield IDB Environmental Improvement Revenue, USX Corp. Project,
       Refunding, 5.45%, 9/01/14 ...............................................     2,000,000      2,006,100
    Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33 ........     2,000,000      2,052,020
    Houston County Health Care Authority Revenue,
       AMBAC Insured, Pre-Refunded, 6.125%, 10/01/25 ...........................     1,000,000      1,014,200
       AMBAC Insured, Pre-Refunded, 6.25%, 10/01/30 ............................     3,150,000      3,195,014
       Refunding, Series A, AMBAC Insured, 5.25%, 10/01/30 .....................     5,000,000      4,217,200
    Huntsville Health Care Authority Revenue, Series A, NATL Insured,
       Pre-Refunded,
       5.40%, 6/01/22 ..........................................................     4,000,000      4,480,760
       5.50%, 6/01/27 ..........................................................     3,820,000      4,289,172
    Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center,
       Refunding and Improvement, NATL Insured, 5.00%, 10/01/33 ................     8,000,000      8,090,160


                             80 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                             AMOUNT         VALUE
    -------------------------------------                                          -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    ALABAMA (CONTINUED)
    Jacksonville State University Revenue, Tuition and Fee, NATL Insured, 5.00%,
       12/01/22 ................................................................   $ 3,000,000   $  3,061,410
    Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%,
       1/01/24 .................................................................     2,000,000      1,171,560
    Jefferson County Sewer Revenue, wts., ETM, 7.50%, 9/01/13 ..................       200,000        223,194
    Lauderdale County and Florence Health Care Authority Revenue, Coffee Health
       Group, Series A, NATL Insured,
       5.625%, 7/01/21 .........................................................     3,000,000      2,664,900
       5.375%, 7/01/29 .........................................................     3,095,000      2,400,265
    Leeds Public Educational Building Authority Educational Facilities Revenue,
       Assured Guaranty, 5.125%, 4/01/33 .......................................     7,410,000      7,566,944
    Limestone County Water and Sewer Authority Water Revenue,
       AMBAC Insured, 5.00%,
       12/01/29 ................................................................     1,540,000      1,588,464
       12/01/31 ................................................................     3,910,000      3,984,955
    Madison County Board of Education Capital Outlay GO, Tax Anticipation wts.,
       Series A, AMBAC Insured, 5.00%, 9/01/34 .................................     1,000,000        990,140
    Madison County Board of Education Capital Outlay Revenue,
       Tax Anticipation wts., Assured Guaranty, 5.125%, 9/01/34 ................       600,000        618,528
    Madison GO, wts.,
       AMBAC Insured, Pre-Refunded, 5.35%, 2/01/26 .............................     2,410,000      2,591,642
       Refunding, XLCA Insured, 4.75%, 12/01/36 ................................     2,455,000      2,346,464
    Madison Water and Wastewater Board Water and Sewer Revenue, Refunding,
       Series A, XLCA Insured, 4.75%, 12/01/31 .................................     7,500,000      7,398,075
    Mar shall County Health Care Authority GO, Rnding, AMBAC Insured,
       4.75%, 2/01/33 ..........................................................     3,000,000      2,869,170
    Marshall County Health Care Authority Hospital Revenue, Series A,
       5.75%, 1/01/32 ..........................................................     2,170,000      2,040,126
    Mobile County Board School Commissioners GO, Capital Outlay wts., Series B,
       AMBAC Insured, Pre-Refunded,
       5.10%, 3/01/22 ..........................................................     2,265,000      2,410,096
       5.125%, 3/01/31 .........................................................     8,230,000      8,760,259
    Mobile GO, wts., 5.50%, 2/15/30 ............................................     2,000,000      2,054,300
    Mobile Water and Sewer Commissioners Water and Sewer Revenue, Mobile Water,
       BHAC Insured, 5.00%, 1/01/36 ............................................    10,000,000     10,249,900
    Moulton Water Works Board Water Revenue, NATL Insured, 5.375%, 1/01/32 .....     1,935,000      1,918,688
    Muscle Shoals GO, wts., NATL Insured, Pre-Refunded, 5.50%, 8/01/30 .........     1,550,000      1,652,703
    Orange Beach Water Sewer and Fire Protection Authority Revenue,
       NATL Insured, 5.00%, 5/15/35 ............................................     2,000,000      2,016,620
    Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 .........................     2,610,000      2,671,413
    Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/25 ............     1,700,000      1,797,597
    Tallassee GO, Water Gas and Sewer wts., AMBAC Insured, 5.25%, 5/01/31 ......       465,000        475,500
       Pre-Refunded, 5.25%, 5/01/31 ............................................       670,000        725,938
    Troy Public Educational Building Authority Dormitory Revenue, Troy
       University Housing LLC Project, Series A, CIFG Insured, 5.00%, 9/01/32 ..     5,000,000      4,906,200
    Troy State University Student Fee Revenue, NATL Insured, 5.00%, 11/01/21 ...     2,215,000      2,287,209
    Trussville GO, wts., Series A, FGIC Insured, 5.00%, 10/01/36 ...............     4,740,000      4,766,923
    Tuscaloosa Public Educational Building Authority Student Housing Revenue,
       Ridgecrest Student Housing LLC, Assured Guaranty, 6.75%, 7/01/38 ........     5,000,000      5,550,100
    University of Alabama at Birmingham Hospital Revenue, Refunding, Series A,
       AMBAC Insured, 5.00%, 9/01/41 ...........................................     9,000,000      7,961,220
    University of Montevallo Revenue, FSA Insured, Pre-Refunded, 5.30%, 5/01/22      1,940,000      2,106,956


                                 Semiannual Report | 81

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                             AMOUNT         VALUE
    -------------------------------------                                          -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    ALABAMA (CONTINUED)
    University of North Alabama Revenue,
       General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ....................   $ 4,395,000   $  4,437,675
    Student Housing, FGIC Insured, 5.00%, 11/01/29 .............................     2,995,000      3,016,025
    University of South Alabama University Revenues, Facilities,
       Capital Improvement, BHAC Insured, 5.00%, 8/01/38 .......................     5,000,000      5,133,600
    Valley Special Care Facilities Financing Authority Revenue,
       Lanier Memorial Hospital, Series A, 5.65%, 11/01/22 .....................     3,465,000      2,873,351
                                                                                                 ------------
                                                                                                  238,485,687
                                                                                                 ------------
    U.S. TERRITORIES 15.0%
    PUERTO RICO 13.6%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
       Series A, 6.00%, 7/01/38 ................................................     1,000,000      1,003,300
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ...............................     1,495,000      1,620,311
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..............................     1,885,000      2,038,722
       Refunding, FSA Insured, 5.25%, 7/01/27 ..................................     1,005,000      1,010,829
       Refunding, FSA Insured, 5.125%, 7/01/30 .................................     1,115,000      1,116,550
       Series A, 5.125%, 7/01/31 ...............................................     3,550,000      3,149,560
       Series A, Pre-Refunded, 5.125%, 7/01/31 .................................     1,450,000      1,568,247
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue, Refunding, Series N, Assured Guaranty,
       5.25%, 7/01/36 ..........................................................    10,000,000     10,217,200
    Puerto Rico Electric Power Authority Power Revenue, Series WW,
       5.50%, 7/01/38 ..........................................................     3,350,000      3,325,779
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/27 .....................................       760,000        700,059
       Refunding, Series G, 5.00%, 7/01/26 .....................................     1,000,000        898,120
       Series D, Pre-Refunded, 5.25%, 7/01/27 ..................................     2,305,000      2,535,984
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinate,
       Series A,
       5.75%, 8/01/37 ..........................................................     2,000,000      2,054,620
       6.00%, 8/01/42 ..........................................................     7,000,000      7,324,170
                                                                                                 ------------
                                                                                                   38,563,451
                                                                                                 ------------
    VIRGIN ISLANDS 1.4%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
       Refunding, Series A, 5.50%,
       10/01/13 ................................................................     1,700,000      1,709,996
       10/01/22 ................................................................     2,300,000      2,295,653
                                                                                                 ------------
                                                                                                    4,005,649
                                                                                                 ------------
    TOTAL U.S. TERRITORIES .....................................................                   42,569,100
                                                                                                 ------------
    TOTAL INVESTMENTS (COST $282,237,577) 99.3% ................................                  281,054,787
    OTHER ASSETS, LESS LIABILITIES 0.7% ........................................                    1,911,293
                                                                                                 ------------
    NET ASSETS 100.0% ..........................................................                 $282,966,080
                                                                                                 ============

See Abbreviations on page 169.

(a)  Security purchased on a when-issued basis. See Note 1(b).

   The accompanying notes are an integral part of these financial statements.


                             82 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                           SIX MONTHS
                                              ENDED
                                            AUGUST 31,                         YEAR ENDED FEBRUARY 28,
                                               2009      ------------------------------------------------------------------
                                           (UNAUDITED)      2009         2008(a)        2007          2006          2005
                                           ----------    ----------    ----------    ----------    ----------    ----------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ...   $    10.90    $    11.17    $    11.94    $    11.93    $    12.00    $    12.17
                                           ----------    ----------    ----------    ----------    ----------    ----------
Income from investment operations(b):
   Net investment income(c) ............         0.27          0.53          0.53          0.53          0.54          0.55
   Net realized and unrealized gains
      (losses) .........................         0.37         (0.27)        (0.74)         0.02         (0.06)        (0.17)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations .......         0.64          0.26         (0.21)         0.55          0.48          0.38
                                           ----------    ----------    ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income ...............        (0.27)        (0.52)        (0.53)        (0.54)        (0.55)        (0.55)
   Net realized gains ..................           --         (0.01)        (0.03)           --            --            --
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total distributions ....................        (0.27)        (0.53)        (0.56)        (0.54)        (0.55)        (0.55)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Redemption fees(d) .....................           --            --(e)         --(e)         --(e)         --(e)         --(e)
                                           ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........   $    11.27    $    10.90    $    11.17    $    11.94    $    11.93    $    12.00
                                           ==========    ==========    ==========    ==========    ==========    ==========
Total return(f) ........................         5.92%         2.37%        (1.83)%        4.64%         4.07%         3.28%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...............................         0.62%         0.62%         0.61%         0.61%         0.62%         0.62%
Net investment income ..................         4.81%         4.77%         4.51%         4.51%         4.54%         4.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......   $1,155,241    $1,155,202    $1,279,340    $1,476,477    $1,533,884    $1,488,979
Portfolio turnover rate ................         2.91%        10.74%         6.85%         6.90%         9.37%         4.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 83

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                   YEAR ENDED FEBRUARY 28,
                                                        2009      -------------------------------------------------------
                                                    (UNAUDITED)     2009      2008(a)       2007        2006        2005
                                                    -----------   -------     -------     -------     -------     -------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $ 10.99     $ 11.25     $ 12.02     $ 12.01     $ 12.08     $ 12.25
                                                      -------     -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) .....................        0.24        0.47        0.47        0.47        0.48        0.49
   Net realized and unrealized gains (losses) ...        0.37       (0.26)      (0.75)       0.01       (0.07)      (0.18)
                                                      -------     -------     -------     -------     -------     -------
Total from investment operations ................        0.61        0.21       (0.28)       0.48        0.41        0.31
                                                      -------     -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ........................       (0.24)      (0.46)      (0.46)      (0.47)      (0.48)      (0.48)
   Net realized gains ...........................          --       (0.01)      (0.03)         --          --          --
                                                      -------     -------     -------     -------     -------     -------
Total distributions .............................       (0.24)      (0.47)      (0.49)      (0.47)      (0.48)      (0.48)
                                                      -------     -------     -------     -------     -------     -------
Redemption fees(d) ..............................          --          --(e)       --(e)       --(e)       --(e)       --(e)
                                                      -------     -------     -------     -------     -------     -------
Net asset value, end of period ..................     $ 11.36     $ 10.99     $ 11.25     $ 12.02     $ 12.01     $ 12.08
                                                      =======     =======     =======     =======     =======     =======
Total return(f) .................................        5.58%       1.89%      (2.43)%      4.12%       3.48%       2.66%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................        1.17%       1.17%       1.16%       1.16%       1.17%       1.17%
Net investment income ...........................        4.26%       4.22%       3.96%       3.96%       3.99%       4.12%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $32,610     $36,536     $47,654     $59,481     $68,109     $74,311
Portfolio turnover rate .........................        2.91%      10.74%       6.85%       6.90%       9.37%       4.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2009      ------------------------------------------------------------
                                                    (UNAUDITED)     2009        2008(a)       2007         2006         2005
                                                    -----------   --------     --------     --------     --------     --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $  11.06    $  11.32     $  12.09     $  12.07     $  12.14     $  12.30
                                                      --------    --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) .....................         0.24        0.48         0.47         0.48         0.48         0.49
   Net realized and unrealized gains (losses) ...         0.38       (0.27)       (0.75)        0.01        (0.07)       (0.17)
                                                      --------    --------     --------     --------     --------     --------
Total from investment operations ................         0.62        0.21        (0.28)        0.49         0.41         0.32
                                                      --------    --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ........................        (0.24)      (0.46)       (0.46)       (0.47)       (0.48)       (0.48)
   Net realized gains ...........................           --       (0.01)       (0.03)          --           --           --
                                                      --------    --------     --------     --------     --------     --------
Total distributions .............................        (0.24)      (0.47)       (0.49)       (0.47)       (0.48)       (0.48)
                                                      --------    --------     --------     --------     --------     --------
Redemption fees(d) ..............................           --          --(e)        --(e)        --(e)        --(e)        --(e)
                                                      --------    --------     --------     --------     --------     --------
Net asset value, end of period ..................     $  11.44    $  11.06     $  11.32     $  12.09     $  12.07     $  12.14
                                                      ========    ========     ========     ========     ========     ========
Total return(f) .................................         5.64%       1.86%       (2.41)%       4.18%        3.45%        2.74%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................         1.16%       1.17%        1.16%        1.15%        1.17%        1.17%
Net investment income ...........................         4.27%       4.22%        3.96%        3.97%        3.99%        4.12%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $114,818    $109,884     $115,863     $136,712     $140,508     $124,949
Portfolio turnover rate .........................         2.91%      10.74%        6.85%        6.90%        9.37%        4.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 85

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
    -------------------------------------                                          -----------   --------------
    MUNICIPAL BONDS 98.5%
    FLORIDA 93.8%
    Alachua County Health Facilities Authority Health Facilities Revenue, Shands
       Healthcare Project,
       Refunding, Series D-1, 6.50%, 12/01/19 ..................................   $ 1,215,000   $    1,307,474
       Refunding, Series D-1, 6.75%, 12/01/22 ..................................     1,000,000        1,059,780
       Series D-2, 6.75%, 12/01/30 .............................................     5,000,000        5,240,850
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .............     2,000,000        2,042,120
    Brevard County Health Facilities Authority Health Care Facilities Revenue,
       Health First Inc. Project,
       7.00%, 4/01/39 ..........................................................     2,000,000        2,074,660
       NATL Insured, 5.00%, 4/01/26 ............................................     5,000,000        4,403,100
    Brevard County School Board COP,
       Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ......................     4,415,000        4,685,419
       Series A, AMBAC Insured, 5.00%, 7/01/26 .................................    10,675,000       10,614,259
    Broward County Educational Facilities Authority Revenue, Educational
       Facilities, Nova Southeastern University, Refunding, Series B, 5.60%,
       4/01/29 .................................................................     3,180,000        2,914,693
    Broward County Health Facilities Authority Revenue, Catholic Health
       Services, Refunding, 5.50%, 8/15/20 .....................................     9,360,000        9,152,676
    Broward County HFA,
       MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ...     3,000,000        2,655,030
       MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ..........     1,980,000        1,850,132
       MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ...........     5,730,000        5,289,707
       MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ...........       990,000          902,930
       MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ............     1,980,000        1,708,364
       SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29 ..............       255,000           66,180
    Broward County HFAR, Series D, 7.375%, 6/01/21 .............................        65,000           65,145
    Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .....    21,500,000       21,673,290
    Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34 ..     2,200,000        2,259,026
    Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ....     3,500,000        3,104,850
    Celebration CDD, Special Assessment, Series A, NATL Insured, 5.50%,
       5/01/18 .................................................................     1,240,000        1,240,521
    Citizens Property Insurance Corp. Revenue, Senior Secured, High Risk
       Account, Series A-1, 6.00%, 6/01/17 .....................................     5,000,000        5,248,600
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding,
       6.25%, 8/15/23 ..........................................................     8,530,000        8,052,491
    Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A,
       FHA Insured, 6.50%, 10/01/25 ............................................     2,260,000        2,263,548
    Clearwater Water and Sewer Revenue, Series A, 5.25%, 12/01/39 ..............     2,000,000        2,020,360
    Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%,
       12/01/30 ................................................................     5,000,000        5,013,050
    Crossing at Fleming Island CDD, Florida Special Assessment Revenue,
       Refunding, Series B, NATL Insured, 5.80%, 5/01/16 .......................     5,980,000        6,011,574
    Dade County Aviation Revenue, Miami International Airport, Series C,
       FSA Insured, 5.125%, 10/01/27 ...........................................     9,550,000        9,556,876
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured,
       5.00%, 11/15/32 .........................................................     3,250,000        2,974,563
    Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A, NATL
       Insured,
       5.60%, 7/01/17 ..........................................................     1,000,000        1,000,120
       5.70%, 7/01/27 ..........................................................     2,000,000        1,804,700
    Enterprise CDD, Water and Sewer Revenue, NATL Insured, 5.50%, 5/01/26 ......     3,000,000        3,033,990
    Escambia County Health Facilities Authority Health Facility Revenue,
       Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ....................     8,750,000        8,208,287
       Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%,
          7/01/20 ..............................................................     1,040,000        1,037,442


                             86 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
    -------------------------------------                                          -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Escambia County Health Facilities Authority Revenue, Ascension Health
       Credit, Series A-2, AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ........   $25,000,000   $   25,516,750
    Escambia County HFA, SFMR, Multi-County Program, Refunding, Series A, NATL
       Insured, 6.40%, 10/01/30 ................................................       225,000          226,325
    Escambia County HFA Dormitory Revenue, University of West Florida Foundation
       Inc. Project, Refunding, NATL Insured, 5.00%, 6/01/31 ...................     6,580,000        5,742,563
    Florida HFAR,
       Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17 .............     1,345,000        1,347,018
       Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ............     5,000,000        5,000,400
       Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..........     2,000,000        1,999,900
    Florida HFC Revenue,
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ......     1,245,000        1,265,655
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .....     4,965,000        4,980,292
       Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, zero
          cpn., 7/01/30 ........................................................     1,825,000          440,774
       Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .........     3,435,000        3,458,839
       Deferred Interest, Homeowner Mortgage, Series 1, NATL Insured, zero
          cpn., 7/01/17 ........................................................     1,010,000          661,298
       Deferred Interest, Homeowner Mortgage, Series 2, NATL Insured, zero
          cpn., 1/01/29 ........................................................    10,680,000        3,457,970
       Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...............     1,085,000        1,089,579
       Homeowner Mortgage, Series 4, GNMA Secured, 6.375%, 7/01/38 .............     5,000,000        5,316,600
       Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .....     3,000,000        3,047,340
    Florida Intergovernmental Finance Commission Capital Revenue, Series C-1,
       AMBAC Insured, 5.00%, 2/01/21 ...........................................     1,355,000        1,371,314
    Florida Municipal Loan Council Revenue, Series B, NATL Insured,
       Pre-Refunded, 5.75%, 11/01/29 ...........................................     1,500,000        1,528,140
    Florida Ports Financing Commission Revenue, State Transportation Trust Fund,
       Intermodal Program, FGIC Insured, 5.50%, 10/01/23 .......................     7,000,000        7,041,930
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series D, 5.75%, 6/01/22 .....................................    25,900,000       26,874,358
       Refunding, Series D, 6.00%, 6/01/23 .....................................    15,000,000       18,058,800
       Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .......................     5,000,000        5,069,450
       Series C, FGIC Insured, Pre-Refunded, 5.75%, 6/01/29 ....................     5,000,000        5,250,400
    Florida State Board of Education GO,
       Series A, 5.50%, 6/01/38 ................................................    10,000,000       10,675,400
       Series F, NATL Insured, 5.00%, 6/01/28 ..................................    14,405,000       14,659,536
    Florida State Board of Education Lottery Revenue, Series A, FGIC Insured,
       5.00%, 7/01/20 ..........................................................     6,000,000        6,306,000
    Florida State Board Regent Housing Revenue,
       University of Central Florida, AMBAC Insured, Pre-Refunded, 5.75%,
          10/01/29 .............................................................     8,650,000        8,772,743
       University of Florida, FGIC Insured, Pre-Refunded, 5.75%, 7/01/25 .......     3,400,000        3,584,042
    Florida State Department of Environmental Protection Preservation Revenue,
       Florida Forever, Series A, NATL Insured, 5.00%, 7/01/21 .................     4,000,000        4,049,720
    Florida State Mid-Bay Bridge Authority Revenue,
       Exchangeable, Refunding, Series D, 6.10%, 10/01/22 ......................    13,695,000       12,249,904
       Exchangeable, Series A, 5.95%, 10/01/13 .................................     4,455,000        4,473,622
       Exchangeable, Series D, ETM, 6.10%, 10/01/22 ............................     3,545,000        4,312,989
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25 ..............     9,845,000        5,042,215
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26 ..............     2,500,000        1,212,775
       Series A, ETM, 6.875%, 10/01/22 .........................................     6,000,000        7,888,680


                             Semiannual Report | 87

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
    -------------------------------------                                          -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Florida State Municipal Power Agency Revenue,
       All Requirements Power Supply Project, Series A, 5.00%, 10/01/31 ........   $ 6,000,000   $    5,968,020
       All Requirements Power Supply Project, Series A, 6.25%, 10/01/31 ........     2,000,000        2,212,620
       Stanton II Project, Refunding, AMBAC Insured, 5.00%, 10/01/26 ...........     5,000,000        5,019,600
       Stanton Project, Refunding, 5.50%, 10/01/19 .............................     1,000,000        1,098,980
    Florida State Turnpike Authority Turnpike Revenue, Department of
       Transportation,
       Refunding, Series A, 5.00%, 7/01/35 .....................................     5,000,000        5,053,000
       Series B, 5.00%, 7/01/30 ................................................     3,455,000        3,465,538
    Fort Lauderdale Water and Sewer Revenue,
       5.00%, 9/01/35 ..........................................................    24,090,000       24,327,046
       NATL Insured, 5.00%, 9/01/31 ............................................     8,315,000        8,422,679
    Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured
       Guaranty, 6.00%, 9/01/32 ................................................     1,500,000        1,635,945
    Fort Pierce Utilities Authority Revenue,
       AMBAC Insured, 5.00%, 10/01/27 ..........................................     7,000,000        7,075,530
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20 ......     3,090,000        1,791,860
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21 ......     2,585,000        1,415,339
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22 ......     3,090,000        1,599,291
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23 ......     3,060,000        1,497,748
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24 ......     2,560,000        1,184,026
    Halifax Hospital Medical Center Hospital Revenue,
       Refunding and Improvement, Series A, 5.00%, 6/01/38 .....................    11,395,000        9,385,948
       Series B-1, FSA Insured, 5.50%, 6/01/38 .................................    10,000,000        9,787,100
    Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35 .............    19,550,000       18,323,824
    Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding,
       GNMA Secured, 5.30%, 12/20/18 ...........................................     1,195,000        1,209,268
    Highlands County Health Facilities Authority Revenue, Adventist Health
       Systems, Series A, Pre-Refunded, 6.00%, 11/15/31 ........................    16,000,000       17,795,680
    Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA
       Insured, 5.125%, 3/01/20 ................................................     1,000,000          971,950
    Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty,
       5.00%,
       10/01/33 ................................................................     5,465,000        5,464,781
       10/01/38 ................................................................     6,725,000        6,603,345
    Hillsborough County IDA, PCR, Tampa Electric Co. Project,
       Refunding, 5.50%, 10/01/23 ..............................................    16,000,000       16,252,320
       Series A, 5.65%, 5/15/18 ................................................     6,500,000        6,799,390
    Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series
       B, 5.40%, 10/01/28 ......................................................     7,000,000        6,198,990
    Hillsborough County School Board COP, Master Lease Program, Series B, NATL
       Insured, 5.00%, 7/01/29 .................................................    10,000,000       10,085,900
    Indian River County Hospital District Revenue, Refunding, FSA Insured,
       5.70%, 10/01/15 .........................................................     1,000,000        1,000,080
    Jacksonville Capital Improvement Revenue,
       Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 .....................     3,460,000        3,502,143
       Series A, AMBAC Insured, 5.00%, 10/01/30 ................................    10,000,000       10,033,500
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC
       Insured, 5.00%, 10/01/32 ................................................    17,250,000       17,179,102


                             88 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
    -------------------------------------                                          -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .............   $ 5,000,000   $    5,104,600
    Jacksonville Transportation Revenue, NATL Insured,
       5.25%, 10/01/29 .........................................................    17,955,000       18,165,253
       5.00%, 10/01/31 .........................................................    25,000,000       25,200,000
    Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15 .....     5,000,000        5,067,850
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ......     5,000,000        4,855,050
    Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn.,
       10/01/14 ................................................................     5,770,000        5,083,543
    Lakeland Hospital System Revenue, Lakeland Regional Health System,
       Pre-Refunded, 5.75%, 11/15/27 ...........................................     6,925,000        7,921,161
       Pre-Refunded, 5.50%, 11/15/32 ...........................................    12,070,000       13,712,244
       Series A, NATL Insured, Pre-Refunded, 5.50%, 11/15/26 ...................     5,000,000        5,099,800
    Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 .................................     5,000,000        5,015,400
       Series A, FSA Insured, 6.00%, 10/01/32 ..................................    11,405,000       11,421,993
    Leesburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%,
       7/01/32 .................................................................     4,150,000        3,554,184
    Marion County Utility System Revenue,
       FGIC Insured, 5.00%, 12/01/31 ...........................................     5,000,000        5,051,800
       Series A, NATL Insured, 5.00%, 12/01/28 .................................     5,000,000        5,081,750
    Melbourne Water and Sewer Revenue,
       Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26 ............     1,500,000          695,685
       Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn.,
          10/01/22 .............................................................     1,785,000          865,761
       Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn.,
          10/01/26 .............................................................     4,500,000        1,647,810
       FGIC Insured, Pre-Refunded, 5.25%, 10/01/30 .............................     6,000,000        6,352,140
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .........     7,000,000        6,928,180
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub of the Americas, Refunding, FGIC Insured, 5.375%, 10/01/27 ..........     5,000,000        4,801,550
       Hub of the Americas, Refunding, FGIC Insured, 5.375%, 10/01/32 ..........     5,000,000        4,571,050
       Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%,
          10/01/37 .............................................................    10,000,000        8,378,700
       Refunding, Series A, 5.50%, 10/01/36 ....................................     5,000,000        5,011,250
    Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC
       Insured, Pre-Refunded, 5.75%, 4/01/29 ...................................    10,000,000       10,405,200
    Miami-Dade County GO, Building Better Communities Program, Series B-1,
       5.75%, 7/01/33 ..........................................................     5,000,000        5,257,350
    Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
       5.25%, 10/01/19 .........................................................       430,000          430,606
       5.40%, 10/01/33 .........................................................     1,500,000        1,324,995
    Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%,
       10/15/25 ................................................................     2,800,000        2,590,196
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series
       A, NATL Insured, 5.00%, 6/01/35 .........................................    20,970,000       18,477,715
    Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34 ......     5,000,000        5,192,400
    Miami-Dade County Special Obligation Revenue,
       Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35 ....     5,000,000        4,992,650
       Sub Series B, NATL Insured, zero cpn., 10/01/36 .........................     5,635,000          808,848
       Sub Series C, NATL Insured, zero cpn., 10/01/28 .........................     8,305,000        2,230,391
       sub. lien, Refunding, Series A, NATL Insured, zero cpn., 10/01/25 .......    22,365,000        7,596,496
    North Broward Hospital District Revenue, Improvement, Pre-Refunded, 6.00%,
       1/15/31 .................................................................    25,530,000       27,553,763
    Okaloosa County Water and Sewer Revenue, Refunding, FSA Insured, 5.00%,
       7/01/36 .................................................................    10,000,000        9,970,000


                             Semiannual Report | 89

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
    -------------------------------------                                          -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Orange County Health Facilities Authority Revenue,
       Adventist Health System Inc., Pre-Refunded, 6.375%, 11/15/20 ............   $ 3,000,000   $    3,230,910
       Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24 .............     5,500,000        6,198,995
       Adventist Health System Inc., Pre-Refunded, 6.50%, 11/15/30 .............    10,750,000       11,593,445
       Hospital, Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32 ..    15,000,000       16,758,000
       Hospital, Orlando Regional Healthcare, Series B, 5.125%, 11/15/39 .......     5,000,000        4,257,900
       Hospital, Orlando Regional Healthcare, Series B, FSA Insured, 5.00%,
          12/01/32 .............................................................     5,000,000        4,717,600
       Hospital, Orlando Regional Healthcare, Series C, 5.25%, 10/01/35 ........     4,000,000        3,548,880
       Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29 .......     6,000,000        6,864,060
       Orlando Regional Healthcare System, Refunding, Series E, 6.00%,
          10/01/26 .............................................................     11,750,000       11,783,370
       Orlando Regional Healthcare System, Series E, Pre-Refunded, 6.00%,
          10/01/26 .............................................................       250,000          253,555
    Orange County HFA Homeowner Revenue, Series C-1, GNMA Secured, 5.70%,
       9/01/26 .................................................................       310,000          309,551
    Orange County School Board COP, Series A,
       Assured Guaranty, 5.50%, 8/01/34 ........................................    10,000,000       10,426,300
       NATL Insured, 5.00%, 8/01/27 ............................................    12,000,000       12,070,440
    Orange County Tourist Development Tax Revenue, Refunding, XLCA Insured,
       5.00%, 10/01/31 .........................................................    12,970,000       12,883,749
    Orlando Tourist Development Tax Revenue, Senior 6th Cent Contract Payments,
       Series A, Assured Guaranty, 5.25%, 11/01/38 .............................    16,740,000       16,960,466
    Orlando-Orange County Expressway Authority Revenue,
       junior lien, FGIC Insured, 5.00%, 7/01/28 ...............................     8,000,000        8,018,080
       senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ........................       265,000          340,326
       Series B, AMBAC Insured, 5.00%, 7/01/35 .................................     6,135,000        6,055,736
    Osceola County IDAR, Community Provider Pooled Loan Program,
       Series A, FSA Insured, 7.75%, 7/01/10 ...................................        34,000           34,007
       Series C, FSA Insured, 7.60%, 7/01/10 ...................................       145,000          145,030
    Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ..............    10,000,000       10,055,700
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%,
       10/01/32 ................................................................    10,000,000        9,958,900
    Palm Beach County HFA MFR, Housing Winsor Park Apartments Project, Series A,
       5.90%, 6/01/38 ..........................................................       975,000          914,813
    Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%,
       11/15/29 ................................................................     3,650,000        3,193,458
    Palm Beach County IDR, South Florida Fair Project, NATL Insured, 5.50%,
       6/01/31 .................................................................     5,000,000        5,002,800
    Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33 ...............     1,000,000        1,016,810
    Palm Beach County School Board COP, Series A, FGIC Insured, Pre-Refunded,
       6.00%, 8/01/22 ..........................................................     5,000,000        5,304,200
    Palm Beach County Solid Waste Authority Revenue, Improvement, Series B,
       5.50%, 10/01/25 .........................................................     5,000,000        5,307,800
    Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40 .................     5,000,000        5,039,200
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
       6/01/27 .................................................................     4,450,000        4,418,627
       6/01/32 .................................................................     2,795,000        2,699,020
    Pinellas County Health Facilities Authority Revenue, Baycare Health System,
       FSA Insured, 5.00%, 11/15/30 ............................................    11,500,000       11,220,205
    Pinellas County HFA, SFHR, Multi-County, Series B-1, zero cpn., 9/01/31 ....       205,000           47,294
    Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%,
       12/01/21 ................................................................     2,350,000        2,526,203
    Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ........     4,000,000        4,034,680
    Port Everglades Authority Port Improvement Revenue, Capital Appreciation,
       ETM, zero cpn., 9/01/10 .................................................    17,835,000       17,017,622


                             90 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
    -------------------------------------                                          -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Port St. Lucie Utility Revenue, System,
       Capital Appreciation, NATL Insured, Pre-Refunded, zero cpn., 9/01/29 ....   $20,000,000   $    6,825,000
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          9/01/32 ..............................................................     5,000,000        1,312,150
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          9/01/33 ..............................................................     5,000,000        1,170,300
       Refunding, Assured Guaranty, 5.25%, 9/01/35 .............................     2,000,000        2,048,960
       Refunding, Series A, NATL Insured, 5.00%, 9/01/30 .......................    11,580,000       11,461,189
       Refunding, Series A, NATL Insured, 5.00%, 9/01/31 .......................     3,305,000        3,227,432
    Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC
       Insured, zero cpn.,
       11/01/09 ................................................................     1,365,000        1,360,072
       11/01/12 ................................................................     1,780,000        1,648,636
       11/01/15 ................................................................     2,180,000        1,761,484
    South Broward Hospital District Revenue,
       Pre-Refunded, 5.60%, 5/01/27 ............................................     5,000,000        5,572,400
       Pre-Refunded, 5.625%, 5/01/32 ...........................................    16,250,000       18,120,862
       South Broward Hospital District Obligated Group, Refunding, 5.00%,
          5/01/36 ..............................................................     7,000,000        6,476,680
    South Florida Water Management District COP, AMBAC Insured, 5.00%,
       10/01/31 ................................................................    12,050,000       12,099,405
    St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC
       Insured, zero cpn.,
       6/01/22 .................................................................     4,000,000        2,107,480
       6/01/23 .................................................................     4,255,000        2,125,670
       6/01/24 .................................................................     1,500,000          600,015
       6/01/25 .................................................................     2,130,000          788,483
    St. Lucie West Services District Utility Revenue, senior lien, NATL Insured,
       6.125%, 10/01/32 ........................................................    10,000,000       10,245,200
    St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36 .........     3,180,000        3,212,500
    Sumter County Capital Improvement Revenue, AMBAC Insured, 5.00%, 6/01/30 ...     3,520,000        3,444,109
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%,
       10/01/22 ................................................................     2,550,000        2,708,075
    Tallahassee Energy System Revenue, NATL Insured, 5.00%, 10/01/35 ...........     1,000,000        1,005,160
    Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 ....................     2,490,000        2,553,395
(a) Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%,
       10/01/39 ................................................................     1,585,000        1,591,166
    Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .............................    15,000,000       16,523,550
       Series B, FGIC Insured, 5.00%, 10/01/31 .................................    10,000,000       10,068,200
    Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project,
       NATL Insured,
       6.00%, 10/01/15 .........................................................     1,000,000        1,050,610
       6.05%, 10/01/20 .........................................................     1,715,000        1,847,381
       6.10%, 10/01/26 .........................................................     2,695,000        2,960,107
    Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM,
       7.25%, 10/01/16 .........................................................     1,330,000        1,578,883
    Viera East CDD Special Assessment,
       Refunding, 7.00%, 5/01/26 ...............................................     6,255,000        5,158,498
       Series B, ETM, 6.75%, 5/01/14 ...........................................     3,670,000        4,070,324
    Village Center CDD Recreational Revenue, Series A, NATL Insured, 5.20%,
       11/01/25 ................................................................    10,000,000        9,395,300
    Volusia County Educational Facility Authority Revenue, Educational
       Facilities,
       Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%,
          10/15/22 .............................................................     2,000,000        2,005,900
       Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ..........     5,000,000        5,023,150


                             Semiannual Report | 91

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
    -------------------------------------                                          -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    West Lake CDD, Special Assessment Revenue, NATL Insured, 5.75%, 5/01/17 ....   $ 1,580,000   $    1,455,433
    West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ..........    10,850,000       10,934,304
    West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment,
       5.00%, 3/01/35 ..........................................................     1,000,000          815,340
                                                                                                 --------------
                                                                                                  1,221,847,570
                                                                                                 --------------
    U.S. TERRITORIES 4.7%
    PUERTO RICO 4.1%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior
       lien, Series A, 6.00%, 7/01/44 ..........................................     2,100,000        2,096,745
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
       7/01/25 .................................................................     5,000,000        4,565,750
       7/01/29 .................................................................    10,000,000        8,944,600
       7/01/33 .................................................................     6,360,000        5,363,197
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 7/01/38 .......................       560,000          462,638
       Refunding, Series K, 5.00%, 7/01/30 .....................................     5,000,000        4,497,250
       Series B, Pre-Refunded, 6.00%, 7/01/39 ..................................     5,000,000        5,268,000
       Series G, 5.00%, 7/01/33 ................................................     1,680,000        1,418,357
    Puerto Rico Industrial Tourist Educational Medical and Environmental
       Control Facilities Revenue, Cogeneration Facility, AES Puerto Rico
       Project, 6.625%, 6/01/26 ................................................     5,900,000        5,935,872
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................     1,210,000        1,075,061
       Series D, Pre-Refunded, 5.375%, 7/01/33 .................................     3,790,000        4,182,834
       Series I, 5.00%, 7/01/36 ................................................     5,000,000        4,137,100
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinate,
       Series A, 6.00%, 8/01/42 ................................................     5,000,000        5,231,550
                                                                                                 --------------
                                                                                                     53,178,954
                                                                                                 --------------
    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%,
       10/01/33 ................................................................    10,000,000        8,425,800
                                                                                                 --------------
    TOTAL U.S. TERRITORIES .....................................................                     61,604,754
                                                                                                 --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,260,689,608) ...................................................                  1,283,452,324
                                                                                                 --------------
    SHORT TERM INVESTMENTS (COST $3,800,000) 0.3%
    MUNICIPAL BONDS 0.3%
    FLORIDA 0.3%
(b) Florida State Municipal Power Agency Revenue, All Requirements Power
       Supply, Refunding, Series C, Daily VRDN and Put, 0.14%, 10/01/35 ........     3,800,000        3,800,000
                                                                                                 --------------
    TOTAL INVESTMENTS (COST $1,264,489,608) 98.8% ..............................                  1,287,252,324
    OTHER ASSETS, LESS LIABILITIES 1.2% ........................................                     15,417,128
                                                                                                 --------------
    NET ASSETS 100.0% ..........................................................                 $1,302,669,452
                                                                                                 ==============

See Abbreviations on page 169.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             92 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2009      ------------------------------------------------------------
                                                    (UNAUDITED)     2009        2008(a)        2007        2006         2005
                                                    -----------   --------     --------     --------     --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $  11.24    $  11.36     $  12.20     $  12.13     $  12.17     $  12.27
                                                      --------    --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) .....................         0.25        0.49         0.49         0.50         0.51         0.53
   Net realized and unrealized gains (losses) ...         0.44       (0.11)       (0.84)        0.06        (0.04)       (0.10)
                                                      --------    --------     --------     --------     --------     --------
Total from investment operations ................         0.69        0.38        (0.35)        0.56         0.47         0.43
                                                      --------    --------     --------     --------     --------     --------
Less distributions from net investment income ...        (0.25)      (0.50)       (0.49)       (0.49)       (0.51)       (0.53)
                                                      --------    --------     --------     --------     --------     --------
Redemption fees(d) ..............................           --          --           --(e)        --(e)        --(e)        --(e)
                                                      --------    --------     --------     --------     --------     --------
Net asset value, end of period ..................     $  11.68    $  11.24     $  11.36     $  12.20     $  12.13     $  12.17
                                                      ========    ========     ========     ========     ========     ========
Total return(f) .................................         6.23%       3.38%       (2.97)%       4.79%        3.91%        3.65%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................         0.68%       0.69%        0.72%        0.73%        0.74%        0.75%
Net investment income ...........................         4.33%       4.33%        4.10%        4.13%        4.18%        4.40%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $336,160    $308,087     $253,104     $220,989     $205,875     $170,407
Portfolio turnover rate .........................         3.06%       9.61%        8.00%        4.50%        8.54%       22.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 93

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                  YEAR ENDED FEBRUARY 28,
                                                        2009      -----------------------------------------------------
                                                    (UNAUDITED)     2009    2008(a)       2007        2006        2005
                                                    -----------   -------   -------     -------     -------     -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $ 11.35     $ 11.47   $ 12.31     $ 12.24     $ 12.27     $ 12.37
                                                      -------     -------   -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) .....................        0.22        0.43      0.43        0.44        0.44        0.47
   Net realized and unrealized gains (losses) ...        0.45       (0.11)    (0.84)       0.06       (0.03)      (0.11)
                                                      -------     -------   -------     -------     -------     -------
Total from investment operations ................        0.67        0.32     (0.41)       0.50        0.41        0.36
                                                      -------     -------   -------     -------     -------     -------
Less distributions from net investment income ...       (0.22)      (0.44)    (0.43)      (0.43)      (0.44)      (0.46)
                                                      -------     -------   -------     -------     -------     -------
Redemption fees(d) ..............................          --          --        --(e)       --(e)       --(e)       --(e)
                                                      -------     -------   -------     -------     -------     -------
Net asset value, end of period ..................     $ 11.80     $ 11.35   $ 11.47     $ 12.31     $ 12.24     $ 12.27
                                                      =======     =======   =======     =======     =======     =======
Total return(f) .................................        5.97%       2.78%    (3.48)%      4.16%       3.39%       3.05%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................        1.23%       1.24%     1.27%       1.28%       1.29%       1.30%
Net investment income ...........................        3.78%       3.78%     3.55%       3.58%       3.63%       3.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $84,779     $68,721   $52,087     $50,700     $43,983     $37,017
Portfolio turnover rate .........................        3.06%       9.61%     8.00%       4.50%       8.54%      22.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.

                             94 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                             AMOUNT         VALUE
    -------------------------------------                                          -----------   ------------
    MUNICIPAL BONDS 98.0%
    GEORGIA 95.0%
    Athens-Clarke County Unified Government Water and Sewer Revenue,
       5.625%, 1/01/33 .........................................................   $10,000,000   $ 10,824,800
       5.50%, 1/01/38 ..........................................................     5,000,000      5,318,350
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ........................     5,000,000      5,031,600
       Series J, FSA Insured, 5.00%, 1/01/34 ...................................     5,000,000      5,027,500
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded,
       5.50%, 1/01/26 ..........................................................     5,000,000      5,133,350
       5.60%, 1/01/30 ..........................................................     5,000,000      5,135,000
    Atlanta Development Authority Educational Facilities Revenue, Science Park
       LLC Project, 5.00%, 7/01/32 .............................................     3,000,000      2,931,390
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured,
          5.00%, 1/01/26 .......................................................     2,555,000      2,458,242
       Yamacraw Design Center Project, Series A, NATL Insured, Pre-Refunded,
          5.125%, 1/01/23 ......................................................     4,150,000      4,509,722
    Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23 ...................     2,000,000      2,176,720
    Atlanta Public Safety and Judicial Facilities Authority Revenue,
       Public Safety Facility Project, FSA Insured, 5.00%, 12/01/26 ............     1,140,000      1,208,069
    Atlanta Tax Allocation, Atlantic State Project, Refunding,
       Assured Guaranty, 5.00%, 12/01/23 .......................................     1,000,000        979,970
    Atlanta Urban Residential Finance Authority MFHR, Fulton Cotton Mill,
       GNMA Secured,
       6.00%, 5/20/17 ..........................................................       835,000        836,219
       6.125%, 5/20/27 .........................................................     1,560,000      1,562,746
    Atlanta Water and Wastewater Revenue,
       Refunding, Series A, 6.00%, 11/01/28 ....................................     5,055,000      5,213,575
       Refunding, Series A, NATL Insured, 5.00%, 11/01/33 ......................     8,000,000      7,090,800
       Series A, FSA Insured, 5.50%, 11/01/27 ..................................     5,000,000      5,185,050
    Augusta Water and Sewer Revenue, Refunding, FSA Insured, 5.00%, 10/01/32 ...     5,000,000      5,045,200
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
       5.25%, 12/01/22 .........................................................     2,500,000      2,080,450
       5.375%, 12/01/28 ........................................................     2,000,000      1,548,560
    Bartow County Development Authority PCR, Georgia Power Co., First Series,
       5.10%, 6/01/23 ..........................................................     5,000,000      5,123,150
    Bleckley-Dodge County Joint Development Authority Student Housing Facilities
       Revenue, MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33 ......     3,500,000      3,299,905
    Bulloch County Development Authority Lease Revenue, Georgia Southern
       University, XLCA Insured, 5.00%, 8/01/27 ................................     5,000,000      5,069,250
    Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle
       Project,
       Series B, 5.50%, 1/01/33 ................................................     5,000,000      5,056,150
       Series E, 7.00%, 1/01/23 ................................................     5,000,000      5,736,250
    Carroll City-County Hospital Authority Revenue Anticipation Certificates,
       Tanner Medical Center Inc. Project, Assured Guaranty, 5.00%, 7/01/38 ....     5,000,000      4,550,150
    Cherokee County GO, 5.00%, 4/01/26 .........................................     1,000,000      1,089,690
    Cherokee County Water and Sewer Authority Revenue,
       NATL Insured, 6.90%, 8/01/18 ............................................        10,000         10,005
       Series 2006, FSA Insured, 5.00%, 8/01/35 ................................     3,000,000      3,069,180
    Clayton County Development Authority Revenue, Refunding, Series A,
       NATL Insured, 5.00%, 8/01/23 ............................................     2,310,000      2,449,178
    Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured,
       5.70%, 7/01/23 ..........................................................       930,000        931,832
    Cobb County Development Authority Parking Revenue, Kennesaw State University
       Foundation Inc. Project, NATL Insured, 5.00%, 7/15/29 ...................     2,000,000      2,012,760


                             Semiannual Report | 95

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                             AMOUNT        VALUE
    -------------------------------------                                          -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Cobb County Development Authority University Facilities Revenue, Kennesaw
       State University, Sub Series D, NATL Insured, 5.00%, 7/15/29 ............   $ 5,000,000   $  4,448,100
    College Park Business and IDAR, Civic Center Project, AMBAC Insured,
       Pre-Refunded, 5.75%, 9/01/26 ............................................     2,000,000      2,141,740
    Columbia County Water and Sewer Revenue, FSA Insured, 5.00%, 6/01/24 .......     1,130,000      1,199,891
    Columbus Water and Sewer Revenue, FSA Insured, 5.00%, 5/01/29 ..............     2,500,000      2,582,725
    Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,
       5.25%, 9/01/30 ..........................................................     1,750,000      1,754,970
       5.50%, 9/01/37 ..........................................................     5,000,000      4,888,250
    Decatur County School Building Authority Revenue, High School Project,
       FSA Insured, 5.00%, 10/01/32 ............................................     1,500,000      1,531,920
    DeKalb County Public Safety and Judicial Facilities Authority Revenue,
       Public Safety and Judicial Facility Project, 5.00%, 12/01/29 ............     2,000,000      2,088,840
    DeKalb County School District COP, Georgia School Boards Assn. Inc.,
       AMBAC Insured, 5.00%, 12/01/27 ..........................................     4,285,000      4,488,752
    DeKalb County Water and Sewer Revenue, Refunding, Series B, FSA Insured,
       5.00%, 10/01/35 .........................................................     7,000,000      7,413,770
    DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue,
       Georgia Gwinnett College Student Centre LLC Project, 5.50%, 7/01/34 .....     3,000,000      2,995,710
    Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured,
       5.00%,
       6/01/29 .................................................................     3,410,000      3,558,267
       6/01/32 .................................................................     2,000,000      2,060,680
    East Point Building Authority Revenue, Water and Sewer Project, Series A,
       XLCA Insured, 5.00%, 2/01/34 ............................................     5,480,000      4,994,198
    Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%,
       6/01/26 .................................................................     3,000,000      3,085,050
    Fayette County School District GO, zero cpn. to 9/01/10,
       4.75% thereafter, 3/01/21 ...............................................     1,355,000      1,345,014
       4.95% thereafter, 3/01/25 ...............................................     1,000,000        981,430
    Forsyth County GO, Pre-Refunded, 5.75%, 2/01/19 ............................     1,500,000      1,561,905
    Forsyth County Water and Sewerage Authority Revenue, FSA Insured,
       5.00%, 4/01/32 ..........................................................     5,000,000      5,149,150
    Fulton County Development Authority Revenue,
       Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ..............     3,000,000      3,055,890
       Georgia Tech Foundation Funding SAC II Project, Series A, 5.25%, 11/01/30     5,000,000      5,117,500
       Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/27 .................     1,060,000      1,145,902
       Georgia Tech Foundation Inc., Series A, 5.00%, 11/01/28 .................     1,200,000      1,289,988
       Molecular Science Building Project, NATL Insured, 5.00%, 5/01/25 ........     2,240,000      2,337,171
       Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27 ....     5,000,000      5,159,850
       Tech Facilities Project, Refunding, Series A, 5.00%, 6/01/34 ............     4,000,000      4,048,960
    Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%, 1/01/30 ........     2,500,000      2,548,500
    Gainesville and Hall County Hospital Authority Revenue Anticipation
       Certificates, Northeast Health System Inc. Project, Pre-Refunded,
       5.50%, 5/15/31 ..........................................................     2,500,000      2,692,225
    Georgia Municipal Assn. Inc. COP, City Court Atlanta Project,
       AMBAC Insured, 5.25%, 12/01/26 ..........................................     2,000,000      1,990,860
    Georgia Municipal Electric Authority Power Revenue, Series W,
       6.60%, 1/01/18 ..........................................................       955,000      1,088,127
       ETM, 6.60%, 1/01/18 .....................................................        45,000         52,583
    Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project,
       AMBAC Insured, 5.00%, 6/01/24 ...........................................     1,000,000      1,005,590
    Georgia Private Colleges and Universities Authority Student Housing Revenue,
       Mercer Housing Corp. Project, Series A, 6.00%, 6/01/24 ..................     2,550,000      2,177,445


                             96 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                             AMOUNT         VALUE
    -------------------------------------                                          -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Georgia School Board Assn. Inc. COP, DeKalb County Public School Project,
       NATL Insured, 5.00%, 12/01/25 ...........................................   $ 2,600,000   $  2,565,654
    Georgia State GO, Series B, 5.00%, 7/01/28 .................................     3,225,000      3,510,251
    Georgia State HFAR,
       MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27      1,000,000      1,003,700
       SFM, Series A, 5.375%, 6/01/39 ..........................................     1,950,000      1,975,058
       SFM, Series C, 5.00%, 12/01/27 ..........................................     1,000,000        962,850
    Georgia State Higher Education Facilities Authority Revenue, USG Real Estate
       Foundation I LLC Project,
       6.00%, 6/15/34 ..........................................................     5,000,000      5,147,250
       Assured Guaranty, 5.625%, 6/15/38 .......................................     3,000,000      3,088,740
    Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation
       Certificates, Southeast Georgia Health, Series A, 5.625%, 8/01/34 .......     5,000,000      4,924,000
    Gwinnett County Development Authority COP, Gwinnett County Public Schools
       Project,
       NATL Insured, 5.25%, 1/01/24 ............................................     2,000,000      2,194,800
       NATL Insured, Pre-Refunded, 5.00%, 1/01/24 ..............................     8,500,000      9,597,095
       Refunding, NATL Insured, 5.25%, 1/01/22 .................................     3,000,000      3,331,080
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates,
       Gwinnett Hospital Systems Inc. Project, Series B, NATL Insured,
       Pre-Refunded, 5.30%, 9/01/27 ............................................     3,750,000      4,194,450
    Gwinnett County School District GO, 5.00%,
       2/01/32 .................................................................     5,000,000      5,284,450
       2/01/36 .................................................................     5,815,000      6,074,465
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded,
       5.25%, 8/01/25 ..........................................................     2,795,000      3,121,260
    Habersham County Hospital Authority Revenue, Anticipation Certificates,
       XLCA Insured, 5.00%, 12/01/27 ...........................................     2,015,000      1,874,978
    Habersham County School District GO, NATL Insured, 5.00%, 4/01/28 ..........     2,750,000      2,840,090
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project,
       Refunding, AMBAC Insured, 6.00%, 7/01/29 ................................     5,000,000      5,072,050
    Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
       6.00%, 10/01/23 .........................................................     3,300,000      4,044,381
    Jackson County School District GO, NATL Insured, 5.00%, 3/01/25 ............     3,000,000      3,130,110
    LaGrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38 .     4,000,000      3,980,080
    Lincoln County School District GO, 5.50%, 4/01/37 ..........................     2,200,000      2,339,634
    Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/27 .     5,000,000      4,539,550
    Medical Center Hospital Authority Revenue, Anticipation Certificates,
       Columbus Regional Healthcare System,
       Assured Guaranty, 6.375%, 8/01/29 .......................................     4,000,000      4,373,320
       NATL Insured, 5.50%, 8/01/25 ............................................     6,000,000      5,887,500
    Meriwether County PFAR, Meriwether County Schools Project, NATL Insured,
       5.85%, 10/01/26 .........................................................     1,000,000      1,011,500
    Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,
       Third Indenture, Refunding,
       Series B, FSA Insured, 5.00%, 7/01/37 ...................................    10,000,000     10,128,600
    Monroe County Development Authority PCR, Oglethorpe Power Co.,
       Scherer Project, Refunding,
       Series A, 6.80%, 1/01/12 ................................................     1,500,000      1,619,415
    Municipal Electric Authority Revenue,
       General Resolution Projects, sub. note, Refunding, Series D,
          5.50%, 1/01/26 .......................................................     5,000,000      5,285,950
       Project 1, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25 ............     2,315,000      2,349,957
    Newton County Hospital Authority Revenue, Newton Health System Project 1999,
       AMBAC Insured, Pre-Refunded, 6.10%, 2/01/24 .............................     4,500,000      4,651,110
    Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton,
       CIFG Insured, 5.00%, 6/01/24 ............................................     3,150,000      3,236,845


                             Semiannual Report | 97

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                             AMOUNT         VALUE
    -------------------------------------                                          -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Paulding County GO, Courthouse, FGIC Insured, 5.00%, 2/01/32 ...............   $ 4,000,000   $  4,155,360
    Paulding County School District GO, 5.00%, 2/01/33 .........................     4,000,000      4,061,680
    Peach County Development Authority Student Housing Facilities Revenue, Fort
       Valley State
       University Foundation Property LLC, AMBAC Insured, 5.00%, 6/01/34 .......     3,000,000      2,912,700
    Private Colleges and Universities Authority Revenue,
       Emory University, Refunding, 5.00%, 9/01/35 .............................    15,000,000     15,415,800
       Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 ........     2,000,000      1,747,540
    Richmond County Development Authority Educational Facilities Revenue,
       Augusta State
       University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29      1,000,000      1,012,530
    Richmond County Development Authority Solid Waste Disposal Revenue,
       International Paper Co. .................................................
       Project, 5.80%, 12/01/20 ................................................     1,500,000      1,436,370
    Rockdale County Water and Sewer Authority Revenue,
       FSA Insured, 5.00%, 7/01/29 .............................................     4,000,000      4,195,280
       Series A, NATL Insured, Pre-Refunded, 5.375%, 7/01/29 ...................     5,000,000      5,129,600
    Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured,
       5.00%, 12/01/30 .........................................................     1,500,000      1,469,130
    South Fulton Municipal Regional Water and Sewer Authority Water Revenue,
       NATL Insured,
       Pre-Refunded, 5.00%, 1/01/33 ............................................     3,500,000      3,900,960
    Suwanee GO, NATL Insured, Pre-Refunded, 5.25%, 1/01/32 .....................     3,000,000      3,286,770
    Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured,
       5.00%, 7/01/26 ..........................................................     1,000,000      1,013,040
    Valdosta and Lowndes County Hospital Authority Revenue, Certificates,
       South Georgia Medical Center Project,
       5.00%, 10/01/33 .........................................................     2,000,000      1,708,960
       AMBAC Insured, 5.25%, 10/01/27 ..........................................     3,000,000      2,860,230
    Walton County Water and Sewer Authority Revenue,
       Hard Labor Creek Project, FSA Insured, 5.00%, 2/01/33 ...................     5,000,000      5,082,150
       Oconee, Hard Creek Resources Project, FSA Insured, 5.00%, 2/01/38 .......     3,845,000      3,929,590
       Refunding and Improvement, NATL Insured, 6.00%, 2/01/21 .................       750,000        750,360
    Ware County Hospital Authority Revenue, Anticipation Certificates,
       NATL Insured, 5.25%, 3/01/25 ............................................     3,000,000      2,727,120
                                                                                                 ------------
                                                                                                  399,811,109
                                                                                                 ------------
    U.S. TERRITORIES 3.0%
    PUERTO RICO 2.2%
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue, Refunding, Series L, NATL Insured, 5.25%, 7/01/35 ..............    10,000,000      9,057,200
                                                                                                 ------------
    VIRGIN ISLANDS 0.8%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
       Refunding, Series A,
       5.40%, 10/01/12 .........................................................       850,000        855,194
       5.50%, 10/01/22 .........................................................     1,200,000      1,197,732
       5.625%, 10/01/25 ........................................................     1,530,000      1,514,776
                                                                                                 ------------
                                                                                                    3,567,702
                                                                                                 ------------
    TOTAL U.S. TERRITORIES .....................................................                   12,624,902
                                                                                                 ------------
    TOTAL INVESTMENTS (COST $405,844,983) 98.0% ................................                  412,436,011
    OTHER ASSETS, LESS LIABILITIES 2.0% ........................................                    8,503,401
                                                                                                 ------------
    NET ASSETS 100.0% ..........................................................                 $420,939,412
                                                                                                 ============

See Abbreviations on page 169.

   The accompanying notes are an integral part of these financial statements.


                             98 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2009   -------------------------------------------------------
CLASS A                                                (UNAUDITED)       2009      2008(a)      2007        2006        2005
-------                                             ----------------   --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $  10.50       $  10.57   $  11.44    $  11.39    $  11.41    $  11.51
                                                        --------       --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................           0.23           0.47       0.45        0.45        0.47        0.48
   Net realized and unrealized gains (losses) ...           0.43          (0.08)     (0.87)       0.06       (0.02)      (0.10)
                                                        --------       --------   --------    --------    --------    --------
Total from investment operations ................           0.66           0.39      (0.42)       0.51        0.45        0.38
                                                        --------       --------   --------    --------    --------    --------
Less distributions from net investment income ...          (0.24)         (0.46)     (0.45)      (0.46)      (0.47)      (0.48)
                                                        --------       --------   --------    --------    --------    --------
Redemption fees(d) ..............................             --             --         --(e)       --(e)       --(e)       --(e)
                                                        --------       --------   --------    --------    --------    --------
Net asset value, end of period ..................       $  10.92       $  10.50   $  10.57    $  11.44    $  11.39    $  11.41
                                                        ========       ========   ========    ========    ========    ========
Total return(f) .................................           6.37%          3.76%     (3.81)%      4.57%       4.01%       3.47%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates ...................................           0.75%          0.76%      0.76%       0.77%       0.78%       0.79%
Expenses net of waiver and payments by
   affiliates ...................................           0.75%          0.76%      0.75%       0.75%       0.75%       0.71%
Net investment income ...........................           4.34%          4.40%      4.05%       4.02%       4.10%       4.30%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $176,408       $162,043   $149,776    $148,224    $128,254    $112,941
Portfolio turnover rate .........................           0.72%         10.40%      9.42%       2.28%       9.43%      12.48%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS 97.6%
    KENTUCKY 87.5%
    Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%,
       2/01/34 .................................................................   $ 1,065,000   $  1,085,618
    Boone County GO, Public Project, 5.00%,
       4/01/20 .................................................................     1,310,000      1,375,827
       4/01/21 .................................................................     1,000,000      1,046,700
    Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding,
       Series A, FGIC Insured, 4.70%, 1/01/28 ..................................     3,000,000      2,903,100
    Boone Florence Water Commission Water Supply Systems Revenue, Refunding,
       FGIC Insured, 5.00%,
       12/01/22 ................................................................     1,200,000      1,232,256
       12/01/27 ................................................................     2,000,000      2,024,240
    Bowling Green GO, Project, Series A, 5.00%, 6/01/38 ........................     5,000,000      5,106,200
    Bowling Green ISD Finance Corp. School Building Revenue, 5.75%, 1/01/20 ....     1,140,000      1,160,212
    Boyle County Revenue, Refunding and College Improvement, CIFG Insured,
       5.00%, 6/01/32 ..........................................................     1,500,000      1,534,695
    Campbell and Kenton Counties Sanitation District No. 1 Sanitation District
       Revenue,
       NATL Insured, 5.00%, 8/01/37 ............................................     2,500,000      2,553,950
       Series A, FSA Insured, 5.00%, 8/01/19 ...................................     1,500,000      1,560,615
       Series A, FSA Insured, 5.00%, 8/01/24 ...................................     2,000,000      2,061,260
    Campbell County School District Finance Corp. School Building Revenue, FSA
       Insured, 5.00%, 8/01/26 .................................................     2,845,000      3,006,397
    Christian County Hospital Revenue, Jennie Stuart Medical Center, Refunding,
       Assured Guaranty, 5.50%, 2/01/36 ........................................     3,000,000      2,918,430
    Christian County Public Courthouse Corp. Lease Revenue, District Court
       Facilities Project, Pre-Refunded, 5.125%, 8/01/20 .......................     1,015,000      1,079,361
    Fayette County School District Finance Corp. School Building Revenue,
       Pre-Refunded, 5.50%, 9/01/18 ............................................     2,500,000      2,529,275
       Series A, AMBAC Insured, 5.25%, 4/01/20 .................................     2,160,000      2,240,957
    Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 .......     1,000,000      1,015,100
    Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8
       Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24 ....       290,000        291,128
    Hardin County School District Finance Corp. School Building Revenue,
       Pre-Refunded, 5.75%, 2/01/20 ............................................     1,500,000      1,547,895
    Henry County Water District No. 2 Water Revenue, Refunding, NATL Insured,
       4.75%, 1/01/28 ..........................................................     2,035,000      2,054,699
    Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare
       Services Inc., Refunding, AMBAC Insured, 5.75%, 1/01/26 .................     1,000,000        970,400
    Jefferson County School District Finance Corp. School Building Revenue,
       Series A,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/18 ...............................     1,500,000      1,538,775
       NATL Insured, 4.75%, 6/01/27 ............................................     2,440,000      2,488,946
    Kentucky Area Development Districts Financing Trust Lease Acquisition
       Program COP, Series L, XLCA Insured, 5.00%, 11/01/29 ....................     1,000,000      1,041,870
    Kentucky Area Development Districts Financing Trust Lease Program Revenue,
       City of Ewing,
       Series A, Pre-Refunded, 6.00%, 6/01/30 ..................................     2,000,000      2,119,900
       Series C, 6.00%, 6/01/30 ................................................     1,285,000      1,303,645
       Series E, 5.70%, 6/01/22 ................................................     1,000,000      1,049,260
    Kentucky Asset/Liability Commission General Receipts Revenue, University of
       Kentucky, Project Notes, FGIC Insured, 5.00%, 10/01/25 ..................     3,000,000      3,171,960


                            100 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Kentucky Economic Development Finance Authority Health System Revenue,
       Norton Healthcare Inc.,
       Refunding, Series C, NATL Insured, 6.15%, 10/01/24 ......................   $   160,000   $    162,565
       Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/24 ...................       245,000        289,421
       Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/25 ...................       935,000      1,104,525
    Kentucky Economic Development Finance Authority Hospital System Revenue,
       Appalachian Regional Health Center Facility, Refunding and Improvement,
       5.875%, 10/01/22 ........................................................     2,000,000      1,494,740
    Kentucky Economic Finance Authority Louisville Arena Project Revenue,
       Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33 .....     2,000,000      2,106,780
    Kentucky Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32 ...........     2,000,000      1,732,360
    Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
       6/01/19 .................................................................     1,140,000      1,167,850
       6/01/20 .................................................................     1,250,000      1,272,475
       6/01/21 .................................................................     1,190,000      1,210,587
    Kentucky Rural Water Finance Corp. Public Project Revenue,
       Flexible Term Program, Series A, 5.00%, 2/01/26 .........................     1,055,000      1,083,211
       Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34 .............     1,500,000      1,516,215
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State
       Project, Series A, NATL Insured, 5.00%,
       9/01/32 .................................................................     5,000,000      5,049,250
       9/01/37 .................................................................     4,250,000      4,230,960
    Kentucky State Property and Buildings Commission Revenues,
       Project No. 62, Refunding, Second Series, 5.25%, 10/01/18 ...............     3,000,000      3,086,820
       Project No. 64, NATL Insured, Pre-Refunded, 5.50%, 5/01/17 ..............     1,535,000      1,547,833
       Project No. 69, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/21 .....     2,300,000      2,486,024
       Project No. 77, NATL Insured, Pre-Refunded, 5.00%, 8/01/23 ..............     1,100,000      1,244,353
       Project No. 90, Refunding, 5.50%, 11/01/28 ..............................     5,000,000      5,344,550
    Kentucky State Turnpike Authority Economic Development Road Revenue,
       Revitalization Projects,
       Refunding, Series A, 5.00%, 7/01/28 .....................................     1,000,000      1,053,920
       Refunding, Series A, 5.00%, 7/01/29 .....................................     1,000,000      1,052,290
       Series A, AMBAC Insured, 5.00%, 7/01/25 .................................     1,500,000      1,575,615
    Lawrenceburg Water and Sewer Revenue, NATL Insured, 5.00%, 10/01/28 ........     1,730,000      1,721,506
    Louisville and Jefferson County Metropolitan Government College Revenue,
       Bellarmine University, Refunding and Improvement, Series A, 6.00%,
       5/01/38 .................................................................     2,500,000      2,362,925
    Louisville and Jefferson County Metropolitan Government Health Facilities
       Revenue, Jewish Hospital and St. Mary's HealthCare Inc. Project,
       Refunding, 6.125%, 2/01/37 ..............................................     2,000,000      2,046,320
    Louisville and Jefferson County Metropolitan Government Industrial Building
       Revenue, Sisters of Mercy, Cincinnati, 5.00%, 10/01/35 ..................     1,500,000      1,250,130
    Louisville and Jefferson County Metropolitan Sewer District Sewer and
       Drainage System Revenue, Series A,
       AMBAC Insured, 5.00%, 5/15/36 ...........................................     3,000,000      3,013,350
       FGIC Insured, 5.00%, 5/15/30 ............................................     2,750,000      2,757,865
       FGIC Insured, 5.00%, 5/15/38 ............................................     3,000,000      3,008,250
    Louisville and Jefferson County Student Housing Revenue, University of
       Louisville, Phase 3-A,
       AMBAC Insured, 5.00%, 6/01/34 ...........................................     3,755,000      3,807,082
       Series A, AMBAC Insured, 5.00%, 6/01/25 .................................     1,000,000      1,041,430


                            Semiannual Report | 101

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Louisville Parking Authority of River City Revenue, NATL Insured, 5.00%,
       6/01/29  ................................................................   $ 3,290,000   $  3,352,214
    Louisville Regional Airport Authority Airport System Revenue, FSA Insured,
       5.50%, 7/01/38 ..........................................................     3,000,000      2,810,790
    Louisville Water Works Board Water System Revenue, Louisville Water Co.,
       Refunding, FSA Insured,
       5.25%, 11/15/24  ........................................................     2,500,000      2,557,950
       5.50%, 11/15/25 .........................................................     2,000,000      2,052,200
    Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital,
       5.125%, 8/01/37 .........................................................     3,000,000      2,344,260
    Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 ...........     1,500,000      1,522,755
    Northern Kentucky Water Service District Revenue, NATL Insured, 4.875%,
       2/01/20 .................................................................     1,270,000      1,271,232
    Oldham County School District Finance Corp. School Building Revenue,
       NATL Insured, 5.00%, 5/01/24 ............................................     5,680,000      5,948,607
    Owen County Waterworks System Revenue, American Water Co. Project, Series A,
       6.25%, 6/01/39 ..........................................................     2,000,000      2,058,560
    Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%,
       10/01/35 ................................................................     3,000,000      3,111,900
    Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%,
       11/01/37 ................................................................     1,500,000      1,518,990
    Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial
       Facility, 6.00%, 12/01/28 ...............................................     1,000,000      1,102,790
    Russell Health System Revenue, Our Lady of Bellefonte, Pre-Refunded, 5.50%,
       7/01/15 .................................................................       770,000        781,943
    Trimble County Environmental Facilities Revenue, Trimble County
       Environmental Facility,
       AMBAC Insured, 6.00%, 3/01/37 ...........................................     5,000,000      4,875,200
       Refunding, AMBAC Insured, 4.60%, 6/01/33 ................................     3,750,000      3,248,025
    Warren County Hospital Facility Revenue, Community Hospital Corp. Project,
       Refunding, Series A, 5.00%, 8/01/29 .....................................     1,000,000        864,810
                                                                                                 ------------
                                                                                                  154,256,099
                                                                                                 ------------
    U.S. TERRITORIES 10.1%
    PUERTO RICO 9.0%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed
       Bonds, Refunding, 5.375%, 5/15/33 .......................................     1,590,000      1,592,830
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.125%, 7/01/31 .........................................................     3,125,000      2,772,500
       Pre-Refunded, 5.125%, 7/01/31 ...........................................     1,875,000      2,027,906
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................     2,500,000      2,759,125
       Series K, 5.00%, 7/01/27 ................................................     3,000,000      2,714,520
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 .....................................       455,000        391,223
       Refunding, Series N, 5.00%, 7/01/32 .....................................     3,000,000      2,531,640
       Series D, Pre-Refunded, 5.25%, 7/01/36 ..................................       995,000      1,094,709
                                                                                                 ------------
                                                                                                   15,884,453
                                                                                                 ------------


                            102 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 1.1%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
       Refunding, Series A, 5.625%, 10/01/25 ...................................   $ 2,000,000   $  1,980,100
                                                                                                 ------------
    TOTAL U.S. TERRITORIES .....................................................                   17,864,553
                                                                                                 ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $171,813,892) ....                  172,120,652
                                                                                                 ------------
    SHORT TERM INVESTMENTS 0.9%
    MUNICIPAL BONDS 0.9%
    KENTUCKY 0.9%
(a) Breckinridge County Lease Program Revenue, Kentucky Assn. Counties Leasing
       Trust, Series A, Daily VRDN and Put, 0.13%, 2/01/32 .....................       100,000        100,000
(a) Christian County Assn. of County Leasing Trust Lease Program Revenue,
       Refunding, Series A, Daily VRDN and Put, 0.13%, 4/01/37 .................       300,000        300,000
(a) Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
       Baptist Healthcare System, Refunding, Series B-2, Daily VRDN and Put,
       0.12%, 8/15/38 ..........................................................       500,000        500,000
(a) Shelby County Lease Revenue, Series A, Daily VRDN and Put, 0.13%, 9/01/34 ..       750,000        750,000
                                                                                                 ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,650,000) .............................                    1,650,000
                                                                                                 ------------
    TOTAL INVESTMENTS (COST $173,463,892) 98.5% ................................                  173,770,652
    OTHER ASSETS, LESS LIABILITIES 1.5% ........................................                    2,637,282
                                                                                                 ------------
    NET ASSETS 100.0% ..........................................................                 $176,407,934
                                                                                                 ============

See Abbreviations on page 169.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 103

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                  YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2009   ------------------------------------------------------
CLASS A                                               (UNAUDITED)        2009      2008(a)      2007        2006       2005
-------                                             ----------------   --------   --------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $  10.43       $  10.74   $  11.61    $  11.52    $  11.68   $  11.81
                                                        --------       --------   --------    --------    --------   --------
Income from investment operations(b):
   Net investment income(c) .....................           0.24           0.48       0.47        0.48        0.50       0.52
   Net realized and unrealized gains (losses) ...           0.56          (0.32)     (0.87)       0.10       (0.16)     (0.14)
                                                        --------       --------   --------    --------    --------   --------
Total from investment operations ................           0.80           0.16      (0.40)       0.58        0.34       0.38
                                                        --------       --------   --------    --------    --------   --------
Less distributions from net investment income ...          (0.25)         (0.47)     (0.47)      (0.49)      (0.50)     (0.51)
                                                        --------       --------   --------    --------    --------   --------
Redemption fees(d) ..............................             --             --         --(e)       --(e)       --         --(e)
                                                        --------       --------   --------    --------    --------   --------
Net asset value, end of period ..................       $  10.98       $  10.43   $  10.74    $  11.61    $  11.52   $  11.68
                                                        ========       ========   ========    ========    ========   ========
Total return(f) .................................           7.70%          1.53%     (3.57)%      5.14%       2.99%      3.36%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................           0.69%          0.71%      0.71%       0.73%       0.73%      0.73%
Net investment income ...........................           4.51%          4.45%      4.14%       4.22%       4.30%      4.49%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $299,923       $266,905   $234,314    $220,927    $188,333   $188,659
Portfolio turnover rate .........................           0.65%         11.73%     11.57%       5.71%       9.78%      8.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             104 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED               YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2009   -------------------------------------------------
CLASS C                                                (UNAUDITED)       2009    2008(a)      2007       2006     2005
-------                                             ----------------   -------   -------    -------    -------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $ 10.54        $ 10.85   $ 11.73    $ 11.63    $ 11.79   $ 11.91
                                                        -------        -------   -------    -------    -------   -------
Income from investment operations(b):
   Net investment income(c) .....................          0.22           0.42      0.41       0.43       0.44      0.46
   Net realized and unrealized gains (losses) ...          0.57          (0.32)    (0.88)      0.09      (0.16)    (0.13)
                                                        -------        -------   -------    -------    -------   -------
Total from investment operations ................          0.79           0.10     (0.47)      0.52       0.28      0.33
                                                        -------        -------   -------    -------    -------   -------
Less distributions from net investment income ...         (0.22)         (0.41)    (0.41)     (0.42)     (0.44)    (0.45)
                                                        -------        -------   -------    -------    -------   -------
Redemption fees(d) ..............................            --             --        --(e)      --(e)      --        --(e)
                                                        -------        -------   -------    -------    -------   -------
Net asset value, end of period ..................       $ 11.11        $ 10.54   $ 10.85    $ 11.73    $ 11.63   $ 11.79
                                                        =======        =======   =======    =======    =======   =======
Total return(f) .................................          7.52%          0.96%    (4.16)%     4.61%      2.40%     2.84%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................          1.24%          1.26%     1.26%      1.28%      1.28%     1.28%
Net investment income ...........................          3.96%          3.90%     3.59%      3.67%      3.75%     3.94%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $54,483        $41,646   $35,085    $29,028    $23,319   $19,196
Portfolio turnover rate .........................          0.65%         11.73%    11.57%      5.71%      9.78%     8.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 105

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    ---------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS 96.5%
    LOUISIANA 88.3%
    Alexandria Sales and Use Tax Revenue, 5.00%,
       8/01/26 .................................................................   $ 1,710,000   $  1,820,979
       8/01/27 .................................................................     1,790,000      1,893,355
       8/01/28 .................................................................     1,875,000      1,968,263
    Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33 ..............     5,000,000      5,346,000
    Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ....     1,900,000      1,972,067
    Calcasieu Parish Public Trust Authority Student Lease Revenue,
       McNeese Student Housing Project, NATL Insured, 5.25%,
       5/01/21 .................................................................     1,505,000      1,508,221
       5/01/33 .................................................................     2,500,000      2,183,700
    De Soto Parish Environmental Improvement Revenue, International Paper Co.
       Project, Series A, 5.65%, 12/01/21 ......................................     1,000,000        939,030
    De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding,
       AMBAC Insured, 5.875%, 9/01/29 ..........................................    11,500,000     10,886,245
    Denham Spring Livingston Housing and Mortgage Finance Authority SFHR,
       Series A, FHA Insured, ETM, 7.20%, 8/01/10 ..............................     1,380,000      1,464,594
    East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase,
       Refunding, Series A, 6.10%, 10/01/29 ....................................       125,000        125,070
    East Baton Rouge Parish Park and Recreation District GO, FSA Insured,
       5.00%, 5/01/25 ..........................................................     3,325,000      3,483,204
    East Baton Rouge Parish Sales and Use Tax Revenue, Public Improvement,
       Series ST, FGIC Insured, Pre-Refunded, 5.00%, 2/01/20 ...................     1,000,000      1,069,730
    East Baton Rouge Parish Sales Tax Revenue,
       Public Improvement, Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24 ..     2,000,000      2,096,380
       Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28 ...........     1,000,000      1,058,580
       Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30 ...........     1,700,000      1,812,251
    East Baton Rouge Parish Sewer Commission Revenue, Refunding, Series A,
       5.25%,
       2/01/34 .................................................................     2,500,000      2,563,325
       2/01/39 .................................................................     5,000,000      5,096,450
    England District Sub-District No. 1 Revenue, FGIC Insured, 5.00%, 8/15/19 ..     5,000,000      5,224,600
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured,
       5.00%, 11/01/27 .........................................................     5,000,000      5,120,300
    Jefferson Parish Revenue, Public Improvement, 24th Judicial District
       Project, NATL Insured, 5.00%, 4/01/29 ...................................     3,060,000      3,099,811
    Jefferson Parish West Jefferson Park and Community Center Revenue,
       NATL Insured, 5.00%, 10/01/29 ...........................................     2,925,000      3,045,832
    Jefferson Sales Tax District Special Sales Tax Revenue, Special Tax Bond,
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/20 ............................     4,195,000      4,580,185
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 ....     5,000,000      5,096,000
    Lafayette Public Power Authority Electric Revenue, NATL Insured, 5.00%,
       11/01/32 ................................................................     5,000,000      5,003,000
    Lafayette Public Trust Financing Authority Revenue, Ragin' Cajun Facilities
       Inc. Project,
       Assured Guaranty, 5.75%, 10/01/29 .......................................       750,000        770,745
       Assured Guaranty, 6.00%, 10/01/34 .......................................     1,750,000      1,789,725
       Assured Guaranty, 6.00%, 10/01/38 .......................................     1,335,000      1,358,149
       NATL Insured, 5.00%, 10/01/22 ...........................................     1,500,000      1,575,795
    Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
       4/01/11 .................................................................        30,000         32,964
    Lafayette Utilities Revenue, NATL Insured, 5.00%, 11/01/28 .................     5,000,000      5,088,350
    Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 .........        10,000         10,561


                             106 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    ---------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Livingston Parish Waterworks Revenue, Ward Two Water District,
       AMBAC Insured, 5.125%, 4/01/29 ..........................................   $ 2,200,000   $  2,253,548
    Louisiana HFA, SFMR, Home Ownership Program,
       GO Zone, Series B-1, GNMA Secured, 5.00%, 12/01/32 ......................     1,940,000      1,892,974
       Series A, GNMA Secured, 5.50%, 6/01/40 ..................................     4,970,000      5,080,284
       Series B, GNMA Secured, 6.125%, 12/01/33 ................................       845,000        898,243
    Louisiana HFA Mortgage Revenue, SF, Series A-1, GNMA Secured, 5.45%,
       12/01/20 ................................................................       385,000        388,299
    Louisiana Local Government Environmental Facilities and CDA Airport Revenue,
       Monroe Regional Airport Terminal, Assured Guaranty, 5.50%, 2/01/39 ......     2,000,000      2,041,220
    Louisiana Local Government Environmental Facilities and CDA Revenue,
       Ascension Parish Library Projects, AMBAC Insured, 5.25%, 4/01/29 ........     1,000,000      1,024,700
       Baton Rouge Apartments, Series A, NATL Insured, 6.375%, 1/01/30 .........     4,265,000      4,144,045
       Delgado Community College Foundation Project, AMBAC Insured, 6.00%,
          10/01/29 .............................................................     1,000,000      1,021,050
       Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27      5,000,000      5,254,900
       Denham Springs Sewer Project, AMBAC Insured, 4.75%, 12/01/31 ............     3,000,000      2,800,770
       East Ascension Consolidated No. 1, Refunding, AMBAC Insured, 5.00%,
          12/01/37 .............................................................     5,370,000      5,373,007
       East Ascension Consolidated No. 1, Refunding, AMBAC Insured, 5.00%,
          12/01/44 .............................................................     8,870,000      8,668,119
       Independence Stadium Project, Refunding, 5.25%, 3/01/30 .................     8,845,000      9,064,179
       Jefferson Parish, Refunding, Series A, 5.375%, 4/01/31 ..................     2,000,000      2,041,180
       Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 .........     2,215,000      2,222,908
       Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27 .     5,000,000      5,108,150
       Livingston Parish Road, AMBAC Insured, 5.00%, 3/01/21 ...................     4,040,000      3,766,492
       NATL Insured, 5.00%, 12/01/26 ...........................................     3,000,000      3,038,280
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%,
          10/01/26 .............................................................     2,000,000      2,015,720
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%,
          10/01/31 .............................................................     2,000,000      1,993,500
       Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%,
          1/01/24 ..............................................................     2,620,000      2,808,797
       Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%,
          1/01/33 ..............................................................     2,500,000      2,619,925
       Southeastern Louisiana Student Housing, Series A, NATL Insured, 5.00%,
          8/01/27 ..............................................................     3,000,000      2,731,740
    Louisiana Public Facilities Authority Hospital Revenue,
       Franciscan Missionaries, 6.75%, 7/01/39 .................................     3,500,000      3,552,255
       Touro Infirmary Project, Series A, 5.625%, 8/15/29 ......................     3,500,000      2,888,865
    Louisiana Public Facilities Authority Revenue,
       Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%,
          7/01/31 ..............................................................     5,000,000      4,541,250
       Centenary College Project, Refunding, 5.75%, 2/01/29 ....................     7,300,000      5,658,522
       Christus Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30 ..     5,000,000      5,341,750
       Dillard University Project, Series A, AMBAC Insured, Pre-Refunded, 5.30%,
         8/01/26 ...............................................................     1,540,000      1,710,247
       FHA Insured Mortgage, Baton Rouge General, NATL Insured, 5.25%, 7/01/33 .     5,000,000      5,022,900
       Grambling University Project, Black and Gold Facilities Project,
          Series A, CIFG Insured, 5.00%, 7/01/30 ...............................     5,000,000      3,836,600
       Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured, 6.40%,
          7/20/20 ..............................................................     1,615,000      1,667,891
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27 .............     3,990,000      3,294,423
       Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23 ........     2,500,000      3,067,975
       Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded,
          5.125%, 7/01/27 ......................................................     3,000,000      3,321,060
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
       Series B, AMBAC Insured, 5.00%, 6/01/23 .................................     5,000,000      4,547,700
       Series C-2, Assured Guaranty, 6.75%, 6/01/26 ............................     5,000,000      5,594,400


                             Semiannual Report | 107

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    ---------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana State Gas and Fuels Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 6/01/27 ...........................................   $ 3,500,000   $  3,525,585
       FSA Insured, 5.00%, 5/01/31 .............................................    10,000,000     10,255,500
    Louisiana State GO, Match, Refunding, Series B, CIFG Insured, 5.00%,
       7/15/24 .................................................................     3,475,000      3,675,264
       7/15/25 .................................................................     1,765,000      1,859,145
    Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex
       Program,
       AMBAC Insured, 5.00%, 5/01/21 ...........................................     2,500,000      2,566,725
       Series A, NATL Insured, 5.375%, 3/01/19 .................................     3,000,000      3,018,960
    Louisiana State Offshore Term Authority Deepwater Port Revenue,
       Loop LLC Project, Refunding, 5.00%, 10/01/20 ............................     5,000,000      4,859,000
    Louisiana State University and Agricultural and Mechanical College Board
       Revenue,
       AMBAC Insured, 5.00%, 7/01/22 ...........................................     5,000,000      5,262,200
       Auxiliary, FGIC Insured, 5.00%, 7/01/31 .................................     3,000,000      3,058,860
       Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 ......................     1,500,000      1,521,720
    Monroe Sales Tax Increment Revenue, Economic Development Project,
       Garret Road, Refunding, Assured Guaranty,
       5.375%, 3/01/24 .........................................................     1,035,000      1,100,060
       5.50%, 3/01/25 ..........................................................     2,145,000      2,282,773
    New Orleans Aviation Board Revenue, Restructuring GARB, Refunding,
       Series A-1, Assured Guaranty, 6.00%, 1/01/23 ............................     2,000,000      2,122,980
    New Orleans GO,
       Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ...........................     1,000,000        973,230
       Public Improvement, AMBAC Insured, 5.25%, 12/01/29 ......................     1,485,000      1,417,210
       Public Improvement, FGIC Insured, 5.25%, 12/01/21 .......................     1,295,000      1,265,189
       Public Improvement, FGIC Insured, 5.125%, 12/01/26 ......................     2,000,000      1,929,920
       Radian Insured, 5.125%, 12/01/30 ........................................    10,055,000      9,347,128
       Refunding, NATL Insured, 5.125%, 9/01/21 ................................     2,000,000      1,999,100
    New Orleans Sewage Service Revenue, Refunding, Assured Guaranty,
       6.25%, 6/01/29 ..........................................................       500,000        501,385
    Orleans Levee District Revenue, Levee Improvement, Refunding,
       FSA Insured, 5.95%, 11/01/14 ............................................       470,000        473,389
    Orleans Parish Parishwide School District GO, Refunding, Series B,
       FGIC Insured, 5.50%, 9/01/20 ............................................     1,000,000        853,160
    Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ...     1,950,000      1,620,626
    Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional
       Medical Center, FSA Insured, Pre-Refunded, 5.75%, 5/15/21 ...............     2,500,000      2,589,775
    Ouachita Parish West Ouachita Parish School District Sales and Use Tax
       Revenue, FGIC Insured, Pre-Refunded, 5.75%, 9/01/24 .....................     1,410,000      1,511,393
    Port New Orleans Board of Commissioners Port Facility Revenue, Refunding,
       Assured Guaranty, 5.125%, 4/01/38 .......................................     5,000,000      4,900,550
    Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase,
       FHA Insured, ETM, 7.25%, 8/01/10 ........................................       140,000        148,779
    Shreveport Certificates of Indebtedness Revenue, Refunding, Series A,
       AMBAC Insured, 5.00%, 10/01/16 ..........................................     1,000,000      1,021,730
    St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured,
       ETM, 7.50%, 9/01/10 .....................................................       435,000        465,167


                             108 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    ---------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    St. Charles Parish Consolidated Waterworks and Wastewater District No. 1
       Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 ...........................................   $ 5,000,000   $  4,908,450
    St. John the Baptist Parish EDR, USX Corp. Project, Refunding,
       5.35%, 12/01/13 .........................................................     2,500,000      2,504,400
    St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A,
       5.125%, 6/01/37 .........................................................     4,000,000      3,629,400
    St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
       7/01/10 .................................................................        25,000         26,306
       7/01/11 .................................................................        50,000         55,911
    Terrebonne Parish Hospital Service District No. 1 Hospital Revenue,
       Terrebonne General Medical Center Project, Refunding, AMBAC Insured,
       5.50%, 4/01/33 ..........................................................     2,155,000      2,168,727
    University of Louisiana System Board of Supervisors Lease Revenue,
       Lafayette Cajundome Convention Center Project, NATL Insured, Pre-Refunded,
       6.25%, 9/01/29 ..........................................................     1,200,000      1,224,000
       Northwestern State University Wellness, AMBAC Insured, 5.10%, 4/01/24 ...     1,000,000        973,880
                                                                                                 ------------
                                                                                                  312,998,906
                                                                                                 ------------
    U.S. TERRITORIES 8.2%
    PUERTO RICO 7.3%
    Puerto Rico Commonwealth GO, Public Improvement,
       NATL Insured, Pre-Refunded, 5.75%, 7/01/26 ..............................     4,400,000      4,567,288
       Series A, 5.00%, 7/01/33 ................................................       615,000        518,611
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue, Refunding, Series L, NATL Insured, 5.25%, 7/01/35 ..............    10,000,000      9,057,200
    Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%,
       7/01/33 .................................................................     6,450,000      6,354,669
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinated,
       Series B, 6.375%, 8/01/39 ...............................................     5,000,000      5,374,050
                                                                                                 ------------
                                                                                                   25,871,818
                                                                                                 ------------
    VIRGIN ISLANDS 0.9%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
       Refunding, Series A, 5.50%, 10/01/18 ....................................     3,000,000      3,015,570
                                                                                                 ------------
    TOTAL U.S. TERRITORIES .....................................................                   28,887,388
                                                                                                 ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $345,152,544) ....                  341,886,294
                                                                                                 ------------
    SHORT TERM INVESTMENTS (COST $3,000,000) 0.8%
    MUNICIPAL BONDS 0.8%
    LOUISIANA 0.8%
(a) Louisiana Public Facilities Authority Hospital Revenue, Franciscan,
    Refunding, Series D,
    Daily VRDN and Put, 0.18%, 7/01/28 .........................................     3,000,000      3,000,000
                                                                                                 ------------
    TOTAL INVESTMENTS (COST $348,152,544) 97.3% ................................                  344,886,294
    OTHER ASSETS, LESS LIABILITIES 2.7% ........................................                    9,519,462
                                                                                                 ------------
    NET ASSETS 100.0% ..........................................................                 $354,405,756
                                                                                                 ============

See Abbreviations on page 169.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 109

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2009   --------------------------------------------------------
CLASS A                                                (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                             ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $  10.35       $  10.81    $  11.84    $  11.77    $  11.80    $  11.93
                                                        --------       --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................           0.24           0.49        0.48        0.49        0.51        0.51
   Net realized and unrealized gains (losses) ...           0.67          (0.47)      (1.03)       0.08       (0.03)      (0.13)
                                                        --------       --------    --------    --------    --------    --------
Total from investment operations ................           0.91           0.02       (0.55)       0.57        0.48        0.38
                                                        --------       --------    --------    --------    --------    --------
Less distributions from net investment income ...          (0.25)         (0.48)      (0.48)      (0.50)      (0.51)      (0.51)
                                                        --------       --------    --------    --------    --------    --------
Redemption fees(d) ..............................             --             --(e)       --(e)       --(e)       --(e)       --(e)
                                                        --------       --------    --------    --------    --------    --------
Net asset value, end of period ..................       $  11.01       $  10.35    $  10.81    $  11.84    $  11.77    $  11.80
                                                        ========       ========    ========    ========    ========    ========
Total return(f) .................................           8.92%          0.20%      (4.80)%      4.96%       4.11%       3.34%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................           0.66%          0.67%       0.67%       0.68%       0.69%       0.70%
Net investment income ...........................           4.57%          4.56%       4.18%       4.21%       4.29%       4.40%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $478,152       $426,218    $417,427    $410,890    $369,205    $332,943
Portfolio turnover rate .........................           5.42%          8.94%      10.28%       7.84%       8.00%      12.03%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.


   The accompanying notes are an integral part of these financial statements.


                            110 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2009   ----------------------------------------------------
CLASS C                                                (UNAUDITED)       2009      2008(a)      2007       2006      2005
-------                                             ----------------   --------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  10.50        $  10.95    $ 11.99    $ 11.91    $ 11.93    $ 12.05
                                                       --------        --------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) .....................          0.22            0.44       0.43       0.43       0.45       0.46
   Net realized and unrealized gains (losses) ...          0.66           (0.47)     (1.05)      0.08      (0.03)     (0.13)
                                                       --------        --------    -------    -------    -------    -------
Total from investment operations ................          0.88           (0.03)     (0.62)      0.51       0.42       0.33
                                                       --------        --------    -------    -------    -------    -------
Less distributions from net investment income ...         (0.22)          (0.42)     (0.42)     (0.43)     (0.44)     (0.45)
                                                       --------        --------    -------    -------    -------    -------
Redemption fees(d) ..............................            --              --(e)      --(e)      --(e)      --(e)      --(e)
                                                       --------        --------    -------    -------    -------    -------
Net asset value, end of period ..................      $  11.16        $  10.50    $ 10.95    $ 11.99    $ 11.91    $ 11.93
                                                       ========        ========    =======    =======    =======    =======
Total return(f) .................................          8.50%          (0.26)%    (5.35)%     4.42%      3.57%      2.73%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................          1.21%           1.22%      1.22%      1.23%      1.24%      1.25%
Net investment income ...........................          4.02%           4.01%      3.63%      3.66%      3.74%      3.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $123,797        $101,328    $82,927    $71,937    $59,915    $48,997
Portfolio turnover rate .........................          5.42%           8.94%     10.28%      7.84%      8.00%     12.03%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 111

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                        PERIOD ENDED
                                                     AUGUST 31, 2009(a)
ADVISOR CLASS                                           (UNAUDITED)
-------------                                        ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............         $10.69
                                                           ------
Income from investment operations(b):
   Net investment income(c) ......................           0.09
   Net realized and unrealized gains (losses) ....           0.31
                                                           ------
Total from investment operations .................           0.40
                                                           ------
Less distributions from net investment income ....          (0.08)
                                                           ------
Net asset value, end of period ...................         $11.01
                                                           ======
Total return(d) ..................................           3.77%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................           0.56%
Net investment income ............................           4.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................         $2,915
Portfolio turnover rate ..........................           5.42%

(a)  For the period July 1, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             112 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                     PRINCIPAL
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS 97.6%
    MARYLAND 73.1%
    Anne Arundel County GO, Refunding, 4.625%, 3/01/32 .........................   $  2,000,000   $   2,030,600
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured,
       5.25%, 9/01/39 ..........................................................     25,095,000      18,106,545
    Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 ..      1,000,000       1,025,250
    Baltimore GO, Consolidated Public Improvement, Series A, FSA Insured,
       Pre-Refunded, 5.25%, 10/15/17 ...........................................      3,300,000       3,385,008
    Baltimore Port Facilities Revenue, Consolidated Coal Sales, Refunding,
       Series A, 6.50%, 10/01/11 ...............................................      1,850,000       1,916,267
    Baltimore Project Revenue,
       Subordinated, Water Projects, Series A, 5.375%, 7/01/34 .................        750,000         771,570
       Subordinated, Water Projects, Series A, 5.75%, 7/01/39 ..................      1,250,000       1,313,075
       Wastewater Projects, FSA Insured, 5.00%, 7/01/37 ........................      5,000,000       5,126,600
       Wastewater Projects, Series A, FSA Insured, 5.00%, 7/01/33 ..............      5,355,000       5,579,642
       Wastewater Projects, Series A, FSA Insured, 5.00%, 7/01/38 ..............      5,000,000       5,165,450
       Wastewater Projects, Series C, 5.125%, 7/01/34 ..........................      1,835,000       1,879,719
       Wastewater Projects, Series C, 5.625%, 7/01/39 ..........................      2,965,000       3,119,032
       Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31 ............      2,855,000       2,939,622
       Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32 ............      2,120,000       2,183,515
       Water Projects, Refunding, Series A, FGIC Insured, 5.125%, 7/01/42 ......     11,740,000      11,860,570
       Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32 .................      5,000,000       5,149,800
    Baltimore Revenue, Water Projects, Series A, FSA Insured, Pre-Refunded,
       5.75%, 7/01/30 ..........................................................     10,000,000      10,445,900
    Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A,
       Radian Insured,
       5.375%, 1/01/16 .........................................................      2,000,000       1,999,960
       5.50%, 1/01/19 ..........................................................      1,000,000         983,460
       5.625%, 1/01/25 .........................................................      2,000,000       1,613,140
    Frederick County Educational Facilities Revenue, Mount St. Mary University,
       Refunding, 5.625%, 9/01/38 ..............................................      5,000,000       3,663,900
    Frederick GO, Public Improvements, Series A, 5.00%, 3/01/34 ................      5,000,000       5,242,650
    Harford County GO, Consolidated Public Improvement, 4.45%, 1/15/17 .........      1,125,000       1,162,823
    Maryland Environmental Services COP, Water and Waste Facilities, Series A,
       6.70%, 6/01/11 ..........................................................        830,000         830,149
    Maryland State Community Development Administration Department of Housing
       and CDR,
       Housing, Refunding, Series A, 6.00%, 7/01/32 ............................      4,000,000       4,003,640
       Residential, Series C, 5.375%, 9/01/39 ..................................     10,000,000      10,131,600
       Residential, Series C, 5.65%, 9/01/48 ...................................      7,715,000       7,945,139
       Residential, Series D, 5.25%, 9/01/29 ...................................      2,895,000       2,824,999
    Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%,
       9/01/22 .................................................................     10,000,000      11,138,200
    Maryland State EDC Student Housing Revenue,
       University of Maryland Baltimore County Project, Refunding, XLCA Insured,
          5.00%, 7/01/30 .......................................................      3,245,000       2,218,217
       University of Maryland Baltimore County Project, Refunding, XLCA Insured,
          5.00%, 7/01/35 .......................................................      3,675,000       2,395,071
       University of Maryland College Park Projects, Refunding, CIFG Insured,
          5.00%, 6/01/25 .......................................................      2,500,000       2,266,275
       University of Maryland College Park Projects, Refunding, CIFG Insured,
          5.00%, 6/01/28 .......................................................      2,000,000       1,760,120
       University of Maryland College Park Projects, Refunding, CIFG Insured,
          5.00%, 6/01/33 .......................................................      9,370,000       7,868,645
    Maryland State EDC Utility Infrastructure Revenue, University College Park
       Project, AMBAC Insured, 5.00%, 7/01/19 ..................................      1,675,000       1,722,620
    Maryland State GO, State and Local Facilities Loan, Refunding, First Series
       C, 4.00%, 3/01/22 .......................................................      9,000,000       9,509,940


                             Semiannual Report | 113

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Anne Arundel Health System, Series A, 6.75%, 7/01/29 ....................   $  2,000,000   $   2,278,980
       Anne Arundel Health System, Series A, 6.75%, 7/01/39 ....................      2,000,000       2,231,100
       Anne Arundel Health System, Series A, Pre-Refunded, 5.125%, 7/01/34 .....      2,500,000       2,854,050
       Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ...............      8,365,000       8,374,118
       Carroll County General Hospital, 6.00%, 7/01/26 .........................      2,000,000       2,053,620
       Carroll County General Hospital, 5.80%, 7/01/32 .........................      5,000,000       5,042,250
       Carroll Hospital Center, 5.00%, 7/01/40 .................................      6,790,000       5,952,182
       Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ..................        715,000         731,688
       Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/20 .............      2,205,000       2,296,375
       Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/24 .............      2,025,000       2,107,843
       Edenwald, Series A, 5.40%, 1/01/31 ......................................      1,000,000         808,910
       Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ..................     11,000,000      12,274,790
       Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37 ............      9,395,000       9,026,904
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 ..........     10,945,000      10,993,486
       Loyola College, Series A, 5.00%, 10/01/40 ...............................      8,525,000       8,392,436
       Maryland Institute College of Art, 5.00%, 6/01/35 .......................      2,000,000       1,591,520
       Maryland Institute College of Art, 5.00%, 6/01/36 .......................      5,000,000       3,964,100
       Maryland Institute College of Art, 5.00%, 6/01/40 .......................      6,000,000       4,696,980
       Maryland Institute College of Art, Pre-Refunded, 5.625%, 6/01/36 ........      3,600,000       3,895,020
       Mercy Medical Center, Refunding, 5.625%, 7/01/31 ........................      5,500,000       5,276,150
       Mercy Medical Center, Series A, 5.00%, 7/01/37 ..........................     10,000,000       8,630,000
       North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/26 ....................      1,000,000       1,058,150
       North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/31 ....................      1,320,000       1,396,758
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%,
          7/01/27 ..............................................................        655,000         608,580
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%,
          7/01/34 ..............................................................      5,000,000       4,405,700
       Parking, Johns Hopkins Medical Institutions, Refunding, Series B,
          AMBAC Insured, 5.00%, 7/01/38 ........................................      6,200,000       6,309,740
       Peninsula Regional Medical Center, 5.00%, 7/01/36 .......................      6,625,000       6,462,091
       Roland Park Place Project, Refunding, 5.625%, 7/01/18 ...................      2,500,000       2,338,600
       Roland Park Place Project, Refunding, 5.625%, 7/01/24 ...................      2,680,000       2,311,982
       The Johns Hopkins University Issue, Series A, 5.00%, 7/01/32 ............     29,000,000      29,448,340
       The Johns Hopkins University Issue, Series A, 5.00%, 7/01/38 ............      5,805,000       5,901,595
       Union Hospital Cecil County Issue, 5.00%, 7/01/35 .......................      3,015,000       2,662,908
       University of Maryland Medical System, Pre-Refunded, 6.75%, 7/01/30 .....     11,000,000      11,662,310
       University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%,
          7/01/28 ..............................................................     15,000,000      15,633,600
       University of Maryland Medical System, Series A, 5.00%, 7/01/41 .........      2,500,000       2,345,350
       Washington County Hospital, 5.75%, 1/01/38 ..............................      2,500,000       2,363,200
       Western Maryland Health, Refunding, Series A, NATL Insured, 4.75%,
          7/01/36 ..............................................................     17,680,000      16,241,732
    Maryland State Transportation Authority Lease Revenue, Metrorail Parking
       Project, AMBAC Insured, 5.00%, 7/01/28 ..................................      3,975,000       4,121,201
    Maryland State Transportation Authority Parking Revenue, AMBAC Insured,
       5.00%, 3/01/27 ..........................................................      8,000,000       8,184,000
    Maryland State Transportation Authority Transportation Facility Projects
       Revenue, FSA Insured, 5.00%,
       7/01/27 .................................................................      5,890,000       6,156,464
       7/01/31 .................................................................      7,455,000       7,706,159
       7/01/32 .................................................................      7,165,000       7,381,168
       7/01/34 .................................................................      7,500,000       7,713,075


                             114 | Semiannual Report

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Morgan State University Maryland and Auxiliary Facilities Fees Revenue,
       Series A, FGIC Insured, 5.00%, 7/01/32 ..................................   $  6,450,000   $   6,527,916
    Prince George's County GO, Consolidated Public Improvement, 4.40%,
       9/15/22 .................................................................     10,000,000      10,346,800
    Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B,
       NATL Insured, 4.75%, 6/30/30 ............................................      4,000,000       4,055,600
    St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project,
       Series A, AMBAC Insured, Pre-Refunded, 5.55%, 9/01/30 ...................      2,000,000       2,071,300
    Westminster Education Facilities Revenue, McDaniel College Inc.,
       Pre-Refunded, 5.50%,
       4/01/27 .................................................................        425,000         478,129
       4/01/32 .................................................................      1,500,000       1,687,515
                                                                                                  -------------
                                                                                                    442,331,178
                                                                                                  -------------
    DISTRICT OF COLUMBIA 0.4%
    Washington Metropolitan Area Transit Authority Gross Revenue, Transit,
       Series A, 5.125%, 7/01/32 ...............................................      2,500,000       2,558,950
                                                                                                  -------------
    U.S. TERRITORIES 24.1%
    PUERTO RICO 22.9%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
       Series A, 6.00%, 7/01/38 ................................................      2,100,000       2,106,930
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ...............................      1,520,000       1,647,406
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..............................      4,360,000       4,715,558
       Refunding, FSA Insured, 5.25%, 7/01/27 ..................................      1,015,000       1,020,887
       Refunding, FSA Insured, 5.125%, 7/01/30 .................................      2,870,000       2,873,989
       Refunding, Series A, FGIC Insured, 5.50%, 7/01/21 .......................     10,000,000       9,947,600
       Refunding, Series A, FGIC Insured, 5.50%, 7/01/22 .......................      5,000,000       4,945,250
       Series A, 5.00%, 7/01/27 ................................................      6,250,000       5,582,687
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue,
       Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36 ...................      5,000,000       5,108,600
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .......................      5,000,000       4,281,100
       Series D, Pre-Refunded, 5.25%, 7/01/38 ..................................      5,000,000       5,501,050
       Series G, 5.00%, 7/01/33 ................................................      2,170,000       1,832,044
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax
       Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 ...........................................      5,000,000       4,231,700
       FGIC Insured, 5.00%, 7/01/24 ............................................      5,000,000       4,514,300
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 .......................     10,000,000      10,105,000
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ....................     10,780,000      11,319,000
       Series II, Pre-Refunded, 5.25%, 7/01/31 .................................      3,000,000       3,364,860
       Series WW, 5.50%, 7/01/38 ...............................................      5,000,000       4,963,850
    Puerto Rico HFAR, Subordinated, Capital Fund Modernization, 5.125%,
       12/01/27 ................................................................      4,250,000       4,416,175
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 .....................................        520,000         447,112
       Refunding, Series K, FSA Insured, 5.25%, 7/01/27 ........................      5,300,000       5,397,361
       Refunding, Series N, 5.00%, 7/01/32 .....................................      5,000,000       4,219,400
       Series D, Pre-Refunded, 5.25%, 7/01/36 ..................................      1,480,000       1,628,311


                             Semiannual Report | 115

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinate,
       Series A,
       5.75%, 8/01/37 ..........................................................   $ 11,425,000   $  11,737,017
       6.00%, 8/01/42 ..........................................................     18,160,000      19,000,990
    University of Puerto Rico Revenues, University System, Refunding, Series P,
       5.00%, 6/01/30 ..........................................................      4,000,000       3,455,880
                                                                                                  -------------
                                                                                                    138,364,057
                                                                                                  -------------
    VIRGIN ISLANDS 1.2%
    Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, Refunding, Series A, FSA Insured, 5.00%,
          10/01/22 .............................................................      2,000,000       2,008,820
       Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series
          A, 5.50%, 10/01/14 ...................................................      3,300,000       3,319,140
       Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series
          A, 5.50%, 10/01/18 ...................................................      1,700,000       1,708,823
                                                                                                  -------------
                                                                                                      7,036,783
                                                                                                  -------------
    TOTAL U.S. TERRITORIES .....................................................                    145,400,840
                                                                                                  -------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $604,243,737) ....                    590,290,968
                                                                                                  -------------
    SHORT TERM INVESTMENTS 0.9%
    MUNICIPAL BONDS 0.9%
    MARYLAND 0.9%
(a) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding, Series A, Daily
       VRDN and Put, 0.14%, 7/01/38 ............................................      2,500,000       2,500,000
(a) Maryland State Health and Higher Educational Facilities Authority Revenue,
       Upper Chesapeake Hospital, Refunding, Series A, Daily VRDN and Put,
       0.14%, 1/01/43 ..........................................................      2,700,000       2,700,000
                                                                                                  -------------
    TOTAL SHORT TERM INVESTMENTS (COST $5,200,000) .............................                      5,200,000
                                                                                                  -------------
    TOTAL INVESTMENTS (COST $609,443,737) 98.5% ................................                    595,490,968
    OTHER ASSETS, LESS LIABILITIES 1.5% ........................................                      9,372,517
                                                                                                  -------------
    NET ASSETS 100.0% ..........................................................                  $ 604,863,485
                                                                                                  =============

See Abbreviations on page 169.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             116 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2009   --------------------------------------------------------
CLASS A                                                (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                             ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $  11.28       $  11.52    $  12.37    $  12.31    $  12.32    $  12.44
                                                        --------       --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) .....................           0.26           0.52        0.51        0.52        0.53        0.54
   Net realized and unrealized gains (losses) ...           0.43          (0.25)      (0.85)       0.06       (0.01)      (0.12)
                                                        --------       --------    --------    --------    --------    --------
Total from investment operations ................           0.69           0.27       (0.34)       0.58        0.52        0.42
                                                        --------       --------    --------    --------    --------    --------
Less distributions from net investment income ...          (0.26)         (0.51)      (0.51)      (0.52)      (0.53)      (0.54)
                                                        --------       --------    --------    --------    --------    --------
Redemption fees(d) ..............................             --             --(e)       --(e)       --(e)       --(e)       --(e)
                                                        --------       --------    --------    --------    --------    --------
Net asset value, end of period ..................       $  11.71       $  11.28    $  11.52    $  12.37    $  12.31    $  12.32
                                                        ========       ========    ========    ========    ========    ========
Total return(f) .................................           6.21%          2.39%      (2.86)%      4.85%       4.33%       3.49%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................           0.64%          0.65%       0.66%       0.66%       0.66%       0.67%
Net investment income ...........................           4.45%          4.50%       4.24%       4.25%       4.31%       4.44%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $772,439       $691,272    $622,913    $613,125    $562,235    $516,312
Portfolio turnover rate .........................           2.89%         12.44%      16.11%      19.77%      15.32%      17.93%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 117

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 2009   ---------------------------------------------------
CLASS C                                                (UNAUDITED)       2009     2008(a)      2007       2006       2005
-------                                             ----------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $  11.35       $ 11.60    $ 12.45    $ 12.39    $ 12.39    $ 12.50
                                                        --------       -------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) .....................           0.23          0.46       0.45       0.45       0.47       0.48
   Net realized and unrealized gains (losses) ...           0.44         (0.26)     (0.86)      0.06         --(d)   (0.12)
                                                        --------       -------    -------    -------    -------    -------
Total from investment operations ................           0.67          0.20      (0.41)      0.51       0.47       0.36
                                                        --------       -------    -------    -------    -------    -------
Less distributions from net investment income ...          (0.23)        (0.45)     (0.44)     (0.45)     (0.47)     (0.47)
                                                        --------       -------    -------    -------    -------    -------
Redemption fees(e) ..............................             --            --(d)      --(d)      --(d)      --(d)      --(d)
                                                        --------       -------    -------    -------    -------    -------
Net asset value, end of period ..................       $  11.79       $ 11.35    $ 11.60    $ 12.45    $ 12.39    $ 12.39
                                                        ========       =======    =======    =======    =======    =======
Total return(f) .................................           5.96%         1.81%     (3.45)%     4.25%      3.82%      2.98%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................           1.19%         1.20%      1.21%      1.21%      1.21%      1.22%
Net investment income ...........................           3.90%         3.95%      3.69%      3.70%      3.76%      3.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $101,996       $84,637    $71,563    $70,148    $68,807    $60,418
Portfolio turnover rate .........................           2.89%        12.44%     16.11%     19.77%     15.32%     17.93%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            118 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                       PERIOD ENDED
                                                    AUGUST 31, 2009(a)
ADVISOR CLASS                                          (UNAUDITED)
-------------                                       ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............         $ 11.48
                                                          -------
Income from investment operations(b) :
   Net investment income(c) .....................            0.10
   Net realized and unrealized gains (losses) ...            0.22
                                                          -------
Total from investment operations ................            0.32
                                                          -------
Less distributions from net investment income ...           (0.09)
                                                          -------
Net asset value, end of period ..................         $ 11.71
                                                          =======
Total return(d) .................................            2.75%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................            0.54%
Net investment income ...........................            4.55%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............         $11,522
Portfolio turnover rate .........................            2.89%

(a)  For the period July 1, 2009(effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 119

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                    PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS 97.4%
    MISSOURI 87.4%
    Bi-State Development Agency Missouri Illinois Metropolitan District Revenue,
       Metrolink Cross County Project, Series B, FSA Insured, 5.00%, 10/01/32 ..   $ 7,300,000   $  7,329,054
    Boone County IDA Health Care Revenue, Retirement Center Project, GNMA
       Secured, 5.70%, 10/20/22 ................................................     1,515,000      1,557,087
    Cape Girardeau County IDA Health Care Facilities Revenue,
       Southeast Missouri Hospital Assn., 5.00%, 6/01/36 .......................     7,500,000      5,985,450
       St. Francis Medical Center, Series A, 5.50%, 6/01/27 ....................     6,350,000      6,413,500
       St. Francis Medical Center, Series A, 5.50%, 6/01/32 ....................     5,000,000      5,019,650
       St. Francis Medical Center, Series A, 5.75%, 6/01/39 ....................     2,650,000      2,707,214
    Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble
       Paper Products, 5.30%, 5/15/28 ..........................................     6,875,000      6,895,969
    Carroll County Public Water Supply District No. 1 Water System Revenue,
       Refunding,
       5.625%, 3/01/34 .........................................................     1,000,000      1,009,740
       6.00%, 3/01/39 ..........................................................     1,000,000      1,027,420
    Columbia Special Obligation Electric Utility Improvement Revenue, Annual
       Appropriation Obligation, Series A, 5.75%, 10/01/33 .....................    10,290,000     11,008,859
    Curators of the University of Missouri System Facilities Revenue,
       Series A, 5.00%, 11/01/33 ...............................................     5,000,000      5,151,650
       Series A, 5.00%, 11/01/35 ...............................................    20,000,000     20,510,600
       System Facilities, Refunding, Series A, 5.00%, 11/01/25 .................     5,750,000      6,093,160
       System Facilities, Refunding, Series A, 5.00%, 11/01/26 .................     3,625,000      3,825,064
    Dunklin County COP, FGIC Insured, 5.00%, 12/01/24 ..........................     1,000,000      1,067,790
    Florissant COP, FGIC Insured, 5.00%, 8/01/22 ...............................     1,285,000      1,323,139
    Grandview COP, FGIC Insured, 5.00%, 1/01/23 ................................     2,410,000      2,449,693
    Gravois Bluffs Transportation Development District Transportation Sales Tax
       Revenue, Refunding, 4.75%, 5/01/32 ......................................     5,000,000      3,509,050
    Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22 ..........     1,000,000        891,900
    Hickory County School District R-1 Skyline GO, Direct Deposit Program,
       6.05%, 3/01/20 ..........................................................       800,000        819,592
       Refunding, 6.05%, 3/01/20 ...............................................       300,000        304,797
    Jackson County Consolidated School District No. 2 GO, Missouri Direct
       Deposit Program, 5.20%, 3/01/20 .........................................     2,000,000      2,112,320
    Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding
       and Improvement, Series A, 5.00%, 3/01/29 ...............................     4,000,000      4,175,160
    Jackson County Reorganized School District No. 7 Lee's Summit GO, Missouri
       Direct Deposit Program, Refunding and Improvement, FSA Insured, 5.00%,
       3/01/21 .................................................................     5,700,000      6,138,615
    Jackson County Special Obligation Revenue,
       Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28 ..........     2,500,000      2,560,875
       Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/29 ..........    26,925,000     27,580,354
       NATL Insured, 5.00%, 12/01/27 ............................................    3,105,000      3,170,919
    Jasper County Reorganized School District No. R-7 GO, Direct Deposit
       Program, 6.00%, 3/01/20 .................................................     1,025,000      1,049,856
    Jefferson County Conservation Public Water Supply District No. C-1
       Waterworks Revenue, AMBAC Insured, 5.00%, 12/01/26 ......................     4,500,000      4,549,995
    Jefferson County Consolidated School District No. 006 Lease Participation
       COP, FSA Insured, 5.00%, 3/01/25 ........................................     1,050,000      1,112,486


                            120 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
       5.50%, 2/15/29 ..........................................................   $ 2,000,000   $  1,780,900
       5.75%, 2/15/35 ..........................................................     2,500,000      2,233,975
    Kansas City IDAR, Kansas City Missouri IDA, AMBAC Insured,
       5.00%, 12/01/24 .........................................................     4,470,000      4,678,660
       4.50%, 12/01/32 .........................................................    10,000,000      9,329,600
       5.00%, 12/01/32 .........................................................    15,000,000     15,059,250
    Kansas City Sanitation Sewer System Revenue, Series A, 5.25%, 1/01/34 ......     4,000,000      4,167,400
    Kansas City Special Obligation Revenue, Arena Project, Refunding and
       Improvement, Series C, 5.125%, 4/01/38 ..................................    10,000,000      9,629,500
    Kansas City Special Obligation Tax Allocation, East Village Project, Series
       B, Assured Guaranty, 5.00%, 4/15/31 .....................................     4,760,000      4,890,567
    Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue
       Parkway Town Center Project, NATL Insured, 5.00%, 7/01/27 ...............     1,730,000      1,782,194
    Kansas City Water Revenue, Refunding and Improvement, Series A, 5.25%,
       12/01/32 ................................................................    11,725,000     12,274,785
    Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding,
       5.25%,
       12/01/14 ................................................................       750,000        705,330
       12/01/26 ................................................................       800,000        633,864
    Lee's Summit IDAR, John Knox Village Project, Pre-Refunded, 5.70%, 8/15/22 .     1,500,000      1,704,360
    Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%,
       7/01/22 .................................................................     1,995,000      2,060,675
    Lincoln University Auxiliary System Revenue, Assured Guaranty, 5.125%,
       6/01/37 .................................................................     1,500,000      1,535,985
    Metropolitan St. Louis Sewer District Wastewater System Revenue,
       Series A, 5.75%, 5/01/38 ................................................     2,000,000      2,156,320
       Series A, NATL Insured, 5.00%, 5/01/34 ..................................    24,730,000     25,201,601
       Series C, NATL Insured, 5.00%, 5/01/36 ..................................    22,740,000     23,349,887
    Missouri Development Finance Board Cultural Facilities Revenue,
       Nelson Gallery Foundation, Series A, NATL Insured, 5.00%, 12/01/30 ......     9,500,000      9,658,555
       Series B, 5.00%, 6/01/37 ................................................    28,435,000     29,036,969
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
       Iatan 2 Project, Series A, 6.00%, 1/01/39 ...............................    10,000,000     10,257,400
       Plum Point Project, NATL Insured, 5.00%, 1/01/28 ........................     5,235,000      4,851,117
       Plum Point Project, NATL Insured, 5.00%, 1/01/34 ........................    34,945,000     30,707,919
       Series A, AMBAC Insured, 5.00%, 1/01/32 .................................     6,000,000      5,967,660
    Missouri Southern State College Revenue, Auxiliary Enterprise System,
       NATL Insured, 5.50%, 4/01/23 ............................................     1,200,000      1,246,056
    Missouri State Board of Public Buildings State Office Building, Special
       Obligation, Series A, 5.125%, 5/01/26 ...................................     3,960,000      4,038,368
    Missouri State Development Finance Board Infrastructure Facilities Revenue,
       Midtown Redevelopment Project, Series A, NATL Insured, Pre-Refunded,
       5.75%, 4/01/22 ..........................................................    10,000,000     10,311,400
    Missouri State Development Finance Board Recreation Facilities Revenue,
       YMCA Greater St. Louis Project, Series A, 5.40%, 9/01/18 ................     7,420,000      7,467,414
    Missouri State Development Finance Board Solid Waste Disposal Revenue,
       Procter and Gamble Paper Product, 5.20%, 3/15/29 ........................     3,000,000      2,992,650
    Missouri State Environmental Improvement and Energy Resources Authority PCR,
       National Rural Assn., Electric Project, Series G-6, AMBAC Insured,
       5.85%, 2/01/13 ..........................................................     2,100,000      2,101,575


                            Semiannual Report | 121

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Missouri State Environmental Improvement and Energy Resources Authority
       Water PCR, State Revolving Fund,
       Series A, 7.00%, 10/01/10 ...............................................   $   270,000   $    271,142
       Series A, 6.55%, 7/01/14 ................................................       720,000        722,894
       Series A, 5.75%, 1/01/16 ................................................       150,000        150,507
       Series B, 7.125%, 12/01/10 ..............................................       120,000        120,539
       Series B, 5.80%, 1/01/15 ................................................       125,000        125,428
       Series B, 6.05%, 7/01/16 ................................................       485,000        486,756
       Series B, 7.20%, 7/01/16 ................................................       805,000        808,784
       Series B, 5.50%, 7/01/21 ................................................       710,000        727,757
       Series B, Pre-Refunded, 5.50%, 7/01/21 ..................................       730,000        769,588
    Missouri State Environmental Improvement and Energy Resources Authority
       Water Pollution Control and Drinking Water Revenue, State Revolving Funds
       Programs, Series A, 5.75%, 1/01/29 ......................................     2,500,000      2,843,925
    Missouri State GO,
       State Water Pollution Control, Series A, 5.00%, 6/01/26 .................     3,785,000      3,872,320
       Stormwater Control, Series A, 5.00%, 6/01/26 ............................     1,895,000      1,938,718
    Missouri State Health and Educational Facilities Authority Educational
       Facilities Revenue,
       Maryville University of St. Louis Project, Pre-Refunded, 6.50%, 6/15/22 .     1,750,000      1,827,000
       Maryville University of St. Louis Project, Pre-Refunded, 6.75%, 6/15/30 .     4,500,000      4,706,775
       Washington University, Refunding, Series B, 5.00%, 3/01/30 ..............    14,000,000     14,160,580
       Washington University, Series A, 5.00%, 11/15/37 ........................     9,150,000      9,203,710
       Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 ...........    13,550,000     14,059,615
       Webster University, NATL Insured, 5.30%, 4/01/27 ........................     8,000,000      7,733,360
    Missouri State Health and Educational Facilities Authority Health Facilities
       Revenue,
       CoxHealth, 5.50%, 11/15/39 ..............................................    14,325,000     14,054,830
       Freeman Health Systems Project, 5.25%, 2/15/28 ..........................     2,750,000      2,407,598
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured,
          5.00%, 8/15/21 .......................................................     4,585,000      4,528,054
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured,
          5.25%, 8/15/28 .......................................................     4,900,000      4,608,499
       Lake of the Ozarks General Hospital, 6.25%, 2/15/11 .....................       180,000        181,627
       Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ..........       330,000        330,785
       Lake Regional Health Systems Project, 5.60%, 2/15/25 ....................     1,250,000      1,174,900
       Lake Regional Health Systems Project, 5.70%, 2/15/34 ....................     2,750,000      2,454,595
       St. Luke's Episcopal, 5.00%, 12/01/34 ...................................     7,500,000      6,373,875
       St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%,
          12/01/26 .............................................................     8,500,000      7,944,950
       St. Luke's Health System, Series B, 5.50%, 11/15/35 .....................     6,725,000      6,985,056
    Missouri State Health and Educational Facilities Authority Revenue,
       Educational Facilities, Washington University, Series A, 5.00%, 2/15/33 .    15,125,000     15,436,424
       Senior Living Facilities, Lutheran Senior Services, Refunding, Series B,
          5.125%, 2/01/22 ......................................................     2,900,000      2,572,764
       Senior Living Facilities, Lutheran Senior Services, Refunding, Series B,
          5.125%, 2/01/27 ......................................................     2,700,000      2,244,780
       Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%,
          2/01/25 ..............................................................     1,500,000      1,263,540
       Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%,
          2/01/35 ..............................................................     4,655,000      3,738,849
       SSM Healthcare System, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
          6/01/28 ..............................................................    16,385,000     17,767,894
       St. Luke's Health System, Series A, FSA Insured, 5.50%, 11/15/35 ........    10,000,000     10,386,700
       The Washington University, Series A, 5.00%, 1/15/37 .....................    10,880,000     11,169,299
       The Washington University, Series A, 5.375%, 3/15/39 ....................    16,075,000     17,250,725
    Missouri State Highways and Transit Commission State Road Revenue, First
       Lien, Series B, 5.00%, 5/01/24 ..........................................    11,005,000     11,903,008


                             122 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Missouri State Housing Development Commission SFMR, Homeownership Loan
       Program,
       Series A-1, GNMA Secured, 4.75%, 9/01/32 ................................   $ 2,300,000   $  1,995,250
       Series B, GNMA Secured, 6.45%, 9/01/27 ..................................       165,000        165,482
(a)    Series C, GNMA Secured, 5.00%, 3/01/32 ..................................     1,250,000      1,268,375
       Series C-1, GNMA Secured, 5.90%, 9/01/25 ................................       815,000        814,878
       Series C-1, GNMA Secured, 5.95%, 3/01/28 ................................       580,000        583,434
    Monarch-Chesterfield Levee District Revenue, NATL Insured, 5.75%, 3/01/19 ..     1,920,000      1,964,928
    North Kansas City Hospital Revenue, North Kansas City Hospital, Series A,
       FSA Insured,
       5.00%, 11/15/20 .........................................................     1,000,000      1,026,960
       5.00%, 11/15/21 .........................................................     1,000,000      1,025,800
       5.00%, 11/15/22 .........................................................     1,000,000      1,021,560
       5.00%, 11/15/28 .........................................................     1,965,000      1,972,231
       5.125%, 11/15/33 ........................................................     2,755,000      2,696,814
    Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of
       Rural Education, Assured Guaranty, 5.00%, 3/01/27 .......................     6,690,000      7,044,235
    Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%,
       8/20/39 .................................................................     1,600,000      1,616,432
    Riverside IDA, IDR, Riverside Horizons Project, Series A, ACA Insured,
       5.00%,
       5/01/20 .................................................................     1,500,000      1,469,580
       5/01/27 .................................................................     2,000,000      1,806,040
    Riverside-Quindaro Bend Levee District of Platte County Levee Improvement
       Revenue, L-385 Project, Refunding, Radian Insured, 5.00%, 3/01/27 .......     5,000,000      4,110,850
    Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
       5.625%, 8/15/18 .........................................................     3,000,000      2,675,670
       5.70%, 8/15/28 ..........................................................     5,250,000      4,006,433
    Springfield Public Building Corp. Leasehold Revenue,
       Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24 ..............     2,600,000      2,731,066
       Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36 ....     5,000,000      4,977,700
       Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.125%,
          6/01/21 ..............................................................     3,230,000      3,300,672
       Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.15%,
          6/01/25 ..............................................................     3,645,000      3,715,677
    Springfield Public Utility Revenue, FGIC Insured, 4.75%, 8/01/34 ...........     3,000,000      3,019,200
    Springfield School District No. R-12 GO, Missouri Direct Deposit Program,
       5.85%, 3/01/20 ..........................................................     1,500,000      1,535,265
       FSA Insured, 5.00%, 3/01/26 .............................................     5,000,000      5,321,700
    St. Charles County Public Water Supply District No. 2, COP, Missouri
       Project, Series A, NATL Insured, 5.25%, 12/01/28 ........................     1,000,000      1,000,960
    St. Joseph IDA Special Obligation Revenue, Sewer System Improvements
       Project, 5.00%, 4/01/27 .................................................     1,330,000      1,350,056
    St. Louis Airport Revenue,
       Airport Development Program, Series A, NATL Insured, Pre-Refunded, 5.25%,
          7/01/31 ..............................................................    18,835,000     20,323,907
       Lambert, Refunding, Series B, FSA Insured, 5.00%, 7/01/25 ...............     9,420,000      8,644,357
       Lambert, St. Louis International Airport, Refunding, NATL Insured, 5.50%,
          7/01/29 ..............................................................     8,320,000      8,027,386
       Lambert, St. Louis International Airport, Series A-1, 6.125%, 7/01/24 ...     2,000,000      2,037,480
       Lambert, St. Louis International Airport, Series A-1, 6.625%, 7/01/34 ...     5,000,000      5,128,200
    St. Louis County IDA, MFHR,
       Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ................     1,095,000      1,097,059
       South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%,
          4/20/32 ..............................................................     1,250,000      1,252,813


                            Semiannual Report | 123

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA
       Secured, 5.375%, 9/20/31 ................................................   $ 3,310,000   $  3,332,971
    St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ...     1,500,000      1,166,175
    St. Louis Municipal Finance Corp. Leasehold Revenue,
       Carnahan Courthouse, Series A, FGIC Insured, Pre-Refunded, 5.125%,
          2/15/27 ..............................................................     4,750,000      5,195,122
       City Justice Center, Series A, AMBAC Insured, Pre-Refunded, 6.00%,
          2/15/20 ..............................................................     1,000,000      1,034,900
       Convention Center Capital Improvement, Series B, Assured Guaranty,
          5.375%, 7/15/38 ......................................................    22,725,000     23,167,910
    St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue,
       AMBAC Insured, 5.00%,
       2/15/32 .................................................................     8,075,000      7,296,005
       2/15/37 .................................................................     7,800,000      6,788,730
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn.,
       Refunding,
       5.30%, 5/15/18 ..........................................................     3,000,000      2,824,080
       5.40%, 5/15/28 ..........................................................     1,500,000      1,308,090
    Taney County Reorganized School District GO, No. R-V Hollister, FSA Insured,
       Pre-Refunded, 5.00%, 3/01/20 ............................................     1,300,000      1,458,587
    University of Missouri Revenues, System Facilities, Refunding, Series B,
       5.00%, 11/01/27 .........................................................     7,865,000      8,040,625
    West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,
       5.50%, 11/15/12 .........................................................       810,000        798,474
       5.60%, 11/15/17 .........................................................     1,700,000      1,548,156
       5.65%, 11/15/22 .........................................................     1,500,000      1,270,920
                                                                                                 ------------
                                                                                                  774,430,239
                                                                                                 ------------
    U.S. TERRITORIES 10.0%
    PUERTO RICO 9.5%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Pre-Refunded,
       6.00%, 7/01/26 ..........................................................     2,785,000      2,910,158
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.375%, 7/01/28 .........................................................     1,975,000      1,847,139
       5.125%, 7/01/31 .........................................................     5,000,000      4,436,000
    Puerto Rico Commonwealth Highway and Transportation Authority Highway
       Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36 .........................     9,500,000     11,423,750
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .......................     4,970,000      4,255,413
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................     2,500,000      2,759,125
    Puerto Rico Electric Power Authority Power Revenue, Series II, Pre-Refunded,
       5.25%, 7/01/31 ..........................................................    10,000,000     11,216,200
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Industrial Revenue, Guaynabo Municipal
       Government, 5.625%, 7/01/22 .............................................     2,500,000      2,500,325
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................     2,150,000      1,910,232
       Series D, Pre-Refunded, 5.375%, 7/01/33 .................................     5,885,000      6,494,980
       Series I, 5.00%, 7/01/36 ................................................    14,450,000     11,956,219
       Series I, Pre-Refunded, 5.375%, 7/01/34 .................................    10,000,000     11,407,000
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinated,
       Series B, 6.375%, 8/01/39 ...............................................    10,000,000     10,748,100
                                                                                                 ------------
                                                                                                   83,864,641
                                                                                                 ------------


                             124 | Semiannual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                            AMOUNT         VALUE
    --------------------------------------                                         -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
       5.40%, 10/01/12 .........................................................   $ 2,500,000   $  2,515,275
       5.50%, 10/01/22 .........................................................     2,500,000      2,495,275
                                                                                                 ------------
                                                                                                    5,010,550
                                                                                                 ------------
    TOTAL U.S. TERRITORIES .....................................................                   88,875,191
                                                                                                 ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $864,245,994) ....                  863,305,430
                                                                                                 ------------
    SHORT TERM INVESTMENTS 1.2%
    MUNICIPAL BONDS 1.2%
    MISSOURI 1.2%
(b) Missouri Development Finance Board Cultural Facilities Revenue, The Nelson
       Gallery Foundation, Refunding, Series A, Daily VRDN and Put, 0.13%,
       12/01/37 ................................................................     2,200,000      2,200,000
(b) Missouri State Health and Educational Facilities Authority Educational
       Facilities Revenue,
       St. Louis University, Refunding, Series A-1, Daily VRDN and Put, 0.12%,
          10/01/35 .............................................................     1,600,000      1,600,000
       St. Louis University, Refunding, Series B-1, Daily VRDN and Put, 0.12%,
          10/01/35 .............................................................     1,955,000      1,955,000
       Washington University, Series B, Daily VRDN and Put, 0.16%, 2/15/33 .....     1,200,000      1,200,000
(b) Missouri State Health and Educational Facilities Authority Health Facilities
       Revenue, Sisters Mercy Health, Refunding, Series A, Daily VRDN and Put,
       0.13%, 6/01/16 ..........................................................       600,000        600,000
(b) North Kansas City Hospital Revenue, North Kansas City Hospital, Refunding,
       Daily VRDN and Put, 0.20%, 11/01/33 .....................................     2,700,000      2,700,000
                                                                                                 ------------
    TOTAL SHORT TERM INVESTMENTS (COST $10,255,000) ............................                   10,255,000
                                                                                                 ------------
    TOTAL INVESTMENTS (COST $874,500,994) 98.6% ................................                  873,560,430
    OTHER ASSETS, LESS LIABILITIES 1.4% ........................................                   12,395,952
                                                                                                 ------------
    NET ASSETS 100.0% ..........................................................                 $885,956,382
                                                                                                 ============

See Abbreviations on page 169.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 125

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009  --------------------------------------------------------
CLASS A                                              (UNAUDITED)      2009       2008(a)      2007        2006        2005
-------                                           ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $  11.37      $  11.46    $  12.38    $  12.31    $  12.37    $  12.42
                                                      --------      --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ....................          0.25          0.51        0.50        0.51        0.53        0.54
   Net realized and unrealized gains (losses) ..          0.57         (0.11)      (0.92)       0.08       (0.06)      (0.05)
                                                      --------      --------    --------    --------    --------    --------
Total from investment operations ...............          0.82          0.40       (0.42)       0.59        0.47        0.49
                                                      --------      --------    --------    --------    --------    --------
Less distributions from net investment income ..         (0.26)        (0.49)      (0.50)      (0.52)      (0.53)      (0.54)
                                                      --------      --------    --------    --------    --------    --------
Redemption fees(d) .............................            --            --(e)       --(e)       --(e)       --(e)       --(e)
                                                      --------      --------    --------    --------    --------    --------
Net asset value, end of period .................      $  11.93      $  11.37    $  11.46    $  12.38    $  12.31    $  12.37
                                                      ========      ========    ========    ========    ========    ========
Total return(f) ................................          7.27%         3.60%      (3.55)%      4.89%       3.86%       4.11%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................          0.64%         0.64%       0.65%       0.66%       0.66%       0.67%
Net investment income ..........................          4.34%         4.41%       4.11%       4.15%       4.27%       4.42%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $833,591      $742,759    $673,785    $626,783    $509,309    $428,204
Portfolio turnover rate ........................          4.44%         7.09%      12.03%       9.79%       5.01%       8.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             126 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009  --------------------------------------------------------
CLASS C                                              (UNAUDITED)      2009       2008(a)      2007        2006        2005
-------                                           ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $  11.49      $  11.58    $  12.51    $  12.44    $ 12.48     $ 12.54
                                                      --------      --------    --------    --------    -------     -------
Income from investment operations(b):
   Net investment income(c) ....................          0.22          0.45        0.44        0.45       0.46        0.47
   Net realized and unrealized gains (losses) ..          0.59         (0.11)      (0.94)       0.07      (0.04)      (0.06)
                                                      --------      --------    --------    --------    -------     -------
Total from investment operations ...............          0.81          0.34       (0.50)       0.52       0.42        0.41
                                                      --------      --------    --------    --------    -------     -------
Less distributions from net investment income ..         (0.23)        (0.43)      (0.43)      (0.45)     (0.46)      (0.47)
                                                      --------      --------    --------    --------    -------     -------
Redemption fees(d) .............................            --            --(e)       --(e)       --(e)      --(e)       --(e)
                                                      --------      --------    --------    --------    -------     -------
Net asset value, end of period .................      $  12.07      $  11.49    $  11.58    $  12.51    $ 12.44     $ 12.48
                                                      ========      ========    ========    ========    =======     =======
Total return(f) ................................          7.07%         2.99%      (4.13)%      4.26%      3.42%       3.41%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................          1.19%         1.19%       1.20%       1.21%      1.21%       1.22%
Net investment income ..........................          3.79%         3.86%       3.56%       3.60%      3.72%       3.87%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $184,272      $151,193    $123,593    $117,566    $99,649     $83,343
Portfolio turnover rate ........................          4.44%         7.09%      12.03%       9.79%      5.01%       8.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 127

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                  AUGUST 31, 2009(a)
ADVISOR CLASS                                         (UNAUDITED)
-------------                                     ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $ 11.64
                                                       -------
Income from investment operations(b):
   Net investment income(c) ....................          0.09
   Net realized and unrealized gains (losses) ..          0.28
                                                       -------
Total from investment operations ...............          0.37
                                                       -------
Less distributions from net investment income ..         (0.08)
                                                       -------
Net asset value, end of period .................       $ 11.93
                                                       =======
Total return(d) ................................          3.22%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................          0.54%
Net investment income ..........................          4.44%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $11,283
Portfolio turnover rate ........................          4.44%

(a)  For the period July 1, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             128 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                     PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                      AMOUNT           VALUE
    --------------------------------------------                                   ------------   --------------
    MUNICIPAL BONDS 97.2%
    NORTH CAROLINA 82.0%
    Albemarle Hospital Authority Health Care Facilities Revenue, Refunding,
       5.25%, 10/01/38 .........................................................   $  7,600,000   $    5,470,328
    Appalachian State University Revenue, Refunding, NATL Insured, 5.00%,
       7/15/30 .................................................................      2,000,000        2,029,320
    Asheville Water System Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 8/01/25 ...............................      1,000,000        1,081,880
       NATL Insured, 5.00%, 8/01/32 ............................................      2,110,000        2,152,727
    Broad River Water Authority Water System Revenue, NATL Insured,
       Pre-Refunded, 5.375%, 6/01/26 ...........................................      1,000,000        1,046,520
    Brunswick County Enterprise System Revenue, Series A, FSA Insured, 5.00%,
       4/01/27 .................................................................      1,500,000        1,557,675
       4/01/28 .................................................................      1,750,000        1,811,372
    Buncombe County COP, NATL Insured, 5.00%, 4/01/22 ..........................      1,000,000        1,068,030
    Cape Fear Public Utility Authority Water and Sewer System Revenue, 5.00%,
       8/01/35 .................................................................     16,000,000       16,510,240
    Cary Combined Enterprise System Revenue, Refunding, Series 2007, 5.00%,
       12/01/33 ................................................................      5,405,000        5,626,875
    Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%,
       9/01/19 .................................................................      5,115,000        5,120,473
    Charlotte Airport Revenue,
       Charlotte Douglas International Airport, Refunding, Series A, AMBAC
          Insured, 5.00%, 7/01/32 ..............................................     20,680,000       20,878,735
       Charlotte Douglas International Airport, Refunding, Series A, AMBAC
          Insured, 5.00%, 7/01/36 ..............................................     13,085,000       12,893,959
       Series A, NATL Insured, 5.00%, 7/01/29 ..................................      5,000,000        5,081,050
       Series A, NATL Insured, 5.00%, 7/01/34 ..................................     15,130,000       15,193,395
       Series B, NATL Insured, 6.00%, 7/01/24 ..................................      4,000,000        4,014,000
       Series B, NATL Insured, 6.00%, 7/01/28 ..................................      6,300,000        6,257,286
    Charlotte COP,
       Convention Facility Project, Pre-Refunded, 5.625%, 12/01/25 .............      7,230,000        7,760,899
       Governmental Facilities Projects, Series G, 5.00%, 6/01/28 ..............      3,000,000        3,062,340
       Refunding, 5.00%, 6/01/33 ...............................................      2,500,000        2,544,125
       Transit Projects, Phase II, Series E, 5.00%, 6/01/35 ....................      6,000,000        6,053,160
    Charlotte GO, Series C, 5.00%, 7/01/27 .....................................      2,010,000        2,079,445
    Charlotte Storm Water Fee Revenue,
       5.00%, 6/01/35 ..........................................................     10,000,000       10,334,400
       Refunding, 5.00%, 6/01/25 ...............................................      1,000,000        1,041,290
    Charlotte Water and Sewer System Revenue,
       5.125%, 6/01/26 .........................................................      6,000,000        6,190,860
       5.00%, 7/01/38 ..........................................................      6,775,000        7,029,130
       Pre-Refunded, 5.25%, 6/01/25 ............................................      3,950,000        4,133,161
       Refunding, 5.00%, 7/01/34 ...............................................      5,000,000        5,220,750
    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,
       Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/31 ........      3,865,000        3,839,684
       Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34 ........      4,000,000        4,041,000
       Carolinas HealthCare System, Series A, FSA Insured, 5.00%, 1/15/23 ......      7,780,000        7,962,363
       Carolinas HealthCare System, Series A, Pre-Refunded, 5.00%, 1/15/31 .....      1,135,000        1,211,204
       Refunding, 5.00%, 1/15/39 ...............................................     15,000,000       14,609,850
    Chatham County COP, AMBAC Insured, 5.00%, 6/01/34 ..........................      5,000,000        5,030,900
    Columbus County Industrial Facilities and PCFA, Solid Water Disposal
       Revenue, International Paper Co. Project, Refunding, Series A, 5.80%,
       12/01/16 ................................................................      1,450,000        1,436,356


                             Semiannual Report | 129

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                      AMOUNT           VALUE
    --------------------------------------------                                   ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Cumberland County Finance Corp. Installment Payment Revenue, Detention
       Center and Mental Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ....   $  5,000,000   $    5,428,000
    Cumberland County Hospital Facilities Revenue, Cumberland County Hospital
       Systems Inc., Pre-Refunded, 5.25%, 10/01/29 .............................      5,250,000        5,322,240
    Dare County COP,
       AMBAC Insured, 5.125%, 6/01/21 ..........................................        650,000          679,588
       AMBAC Insured, 5.00%, 6/01/23 ...........................................      3,000,000        3,109,680
       AMBAC Insured, 5.00%, 6/01/29 ...........................................      5,295,000        5,372,731
       FGIC Insured, 5.00%, 6/01/23 ............................................      2,655,000        2,767,758
    Durham County COP, Series A, 5.00%, 6/01/31 ................................      4,000,000        4,162,520
    Durham County Enterprise System Revenue, NATL Insured, 5.00%, 6/01/23 ......      1,670,000        1,739,823
    Gastonia Combined Utilities System Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 5/01/25 ...............................      1,000,000        1,019,090
       NATL Insured, Pre-Refunded, 5.625%, 5/01/19 .............................      1,000,000        1,044,770
    Greensboro Enterprise System Revenue, Series A, Pre-Refunded, 5.125%,
       6/01/21 .................................................................        390,000          423,860
       6/01/22 .................................................................        350,000          380,387
    Greensboro HDC, Mortgage Revenue, Refunding, Series A, NATL Insured, 6.70%,
       1/01/24 .................................................................      1,260,000        1,264,876
    Greenville Utilities Commission Combined Enterprise System Revenue,
       Refunding, Series A, FSA Insured, 5.00%, 11/01/33 .......................      6,000,000        6,132,360
    Halifax County Industrial Facilities and PCFA Revenue, Champion
       International Corp. Project, 5.45%, 11/01/33 ............................      4,000,000        3,198,560
       Refunding, 6.45%, 11/01/29 ..............................................      3,900,000        3,651,921
    Harnett County COP,
       Assured Guaranty, 5.00%, 6/01/28 ........................................      1,000,000        1,049,490
       Assured Guaranty, 5.00%, 6/01/29 ........................................        500,000          523,130
       FSA Insured, 5.125%, 12/01/23 ...........................................      1,000,000        1,051,700
    Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%,
       3/01/21 .................................................................      1,000,000        1,031,890
    High Point Combined Enterprise System Revenue, FSA Insured, 5.00%,
       11/01/31 ................................................................     11,000,000       11,229,790
       11/01/33 ................................................................      5,000,000        5,178,100
    Iredell County COP, Iredell County School Project, FSA Insured,
       5.125%, 6/01/27 .........................................................      4,000,000        4,307,640
       5.00%, 6/01/28 ..........................................................      1,000,000        1,061,740
    Johnston Memorial Hospital Authority Mortgage Revenue, FSA Insured, 5.25%,
       10/01/36 ................................................................      7,000,000        7,014,070
    Mecklenburg County COP, Series A, 5.00%, 2/01/28 ...........................        350,000          366,303
    Mecklenburg County GO, Public Improvement, Series B, Pre-Refunded, 4.70%,
       2/01/20 .................................................................      3,000,000        3,239,070
    Monroe COP, Assured Guaranty, 5.50%,
       3/01/34 .................................................................      2,425,000        2,506,504
       3/01/39 .................................................................      1,085,000        1,114,870
    Nash Health Care System Health Care Facilities Revenue, FSA Insured,
       5.00%, 11/01/30 .........................................................      2,250,000        2,258,055
    New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%,
       12/01/22 ................................................................      5,000,000        5,205,450
    New Hanover County Hospital Revenue, New Hanover, Regional Medical,
       Refunding, Series B, FSA Insured,
       5.00%, 10/01/27 .........................................................      3,500,000        3,516,380
       5.125%, 10/01/31 ........................................................      8,385,000        8,427,260


                            130 | Semiannual Report

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                      AMOUNT         VALUE
    --------------------------------------------                                   ------------   -----------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    North Carolina Capital Facilities Finance Agency Educational Facilities
       Revenue,
       Johnson and Wales University Project, Series A, XLCA Insured, 5.00%,
          4/01/33 ..............................................................    $ 3,000,000   $ 2,658,390
       Meredith College, AMBAC Insured, ETM, 4.875%, 6/01/24 ...................      1,000,000     1,012,700
       Wake Forest University, 5.00%, 1/01/38 ..................................     10,200,000    10,615,956
    North Carolina Capital Facilities Finance Agency Revenue, Duke University
       Project,
       Refunding, Series A, 5.00%, 10/01/41 ....................................     11,080,000    11,212,628
       Refunding, Series A, 5.00%, 10/01/44 ....................................      5,000,000     5,101,300
       Refunding, Series B, 4.75%, 7/01/42 .....................................     10,000,000    10,065,400
       Series A, 5.00%, 10/01/39 ...............................................      3,615,000     3,714,557
       Series A, Pre-Refunded, 5.25%, 7/01/42 ..................................     10,000,000    11,207,200
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 6.50%, 1/01/18 .....................................      3,000,000     3,519,600
       Refunding, Series A, 5.00%, 1/01/24 .....................................     10,000,000    10,149,000
       Refunding, Series A, 5.75%, 1/01/26 .....................................     10,000,000    10,111,100
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21 ......................     11,555,000    11,566,555
       Series C, 6.75%, 1/01/24 ................................................      3,500,000     4,013,730
       Series D, 6.75%, 1/01/26 ................................................      5,000,000     5,076,800
    North Carolina HFAR,
       Home Ownership, Refunding, Series 12-C, 5.35%, 7/01/33 ..................     10,000,000    10,037,200
       MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 .......      1,015,000     1,018,360
       MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ..................      1,125,000     1,125,371
       MF, Refunding, Series J, 5.45%, 7/01/17 .................................        175,000       176,055
       Refunding, Series F, 6.70%, 1/01/27 .....................................      1,240,000     1,244,576
       SF, Refunding, Series DD, 6.20%, 9/01/27 ................................        560,000       609,123
       SF, Series JJ, 6.45%, 9/01/27 ...........................................      1,110,000     1,116,083
       SFR, Series AA, 6.25%, 3/01/17 ..........................................        220,000       220,205
       SFR, Series RR, 5.85%, 9/01/28 ..........................................      1,195,000     1,259,841
    North Carolina Infrastructure Finance Corp. COP, Capital Improvement,
       Series A, FSA Insured, 5.00%, 5/01/22 ...................................      6,595,000     7,217,304
    North Carolina Medical Care Commission Health Care Facilities Revenue,
       FirstHealth Carolinas Project, Series A, 6.125%, 10/01/39 ...............     11,315,000    11,994,013
       Refunding, FGIC Insured, 5.00%, 1/01/33 .................................     10,805,000    10,220,990
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19 .....        630,000       631,210
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29 .....      1,220,000     1,146,580
       University Health System, Refunding, Series D, 6.25%, 12/01/33 ..........     10,000,000    10,716,500
       WakeMed Project, AMBAC Insured, 5.00%, 10/01/32 .........................      4,205,000     3,877,473
       WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/29 ...........      1,500,000     1,563,345
       WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/38 ...........      6,000,000     6,144,480
       WakeMed Project, Series A, Assured Guaranty, 5.875%, 10/01/38 ...........      2,515,000     2,603,377
    North Carolina Medical Care Commission Health System Revenue,
       Catholic Health East Project, Series C, AMBAC Insured, 5.00%, 11/15/18 ..      2,500,000     2,507,325
       Mission Health Combination, Refunding, FSA Insured, 5.00%, 10/01/36 .....      5,000,000     5,019,600
    North Carolina Medical Care Commission Hospital Revenue,
       Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12 ...............      1,050,000     1,107,782
       Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 .....      1,920,000     2,181,216
       Halifax Regional Medical Center Project, 5.00%, 8/15/24 .................      1,800,000     1,500,282
       Mission-St. Joseph's Health System Project, Refunding, NATL Insured,
          5.125%, 10/01/28 .....................................................      1,770,000     1,794,585


                             Semiannual Report | 131

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                      AMOUNT           VALUE
    --------------------------------------------                                   ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    North Carolina Medical Care Commission Hospital Revenue, (continued)
       Northeast Medical Center, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 ..   $  1,580,000   $    1,684,169
       Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ...................      2,780,000        2,781,696
       Southeastern Regional Medical Center, 6.25%, 6/01/29 ....................      4,000,000        4,016,520
       Southeastern Regional Medical Center, 5.375%, 6/01/32 ...................      3,500,000        3,159,660
       Transylvania Community Hospital Inc. Project, Refunding, 5.75%,
          10/01/19 .............................................................      1,090,000        1,074,162
    North Carolina Medical Care Commission Revenue,
       Betsy Johnson Project, FSA Insured, 5.125%, 10/01/32 ....................      4,500,000        4,460,715
       Chatham Hospital Project, NATL Insured, 5.25%, 2/01/31 ..................      4,450,000        4,415,868
       Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/26 ................      2,000,000        2,029,400
       Novant Health Obligation Group, NATL Insured, 5.00%, 11/01/39 ...........      9,680,000        9,418,446
       Rowan Regional Medical Center, FSA Insured, 5.00%, 9/01/33 ..............     25,970,000       25,021,316
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
       Series A, NATL Insured,
       5.25%, 1/01/19 ..........................................................      5,000,000        5,172,150
       5.00%, 1/01/20 ..........................................................      2,000,000        2,000,220
       5.25%, 1/01/20 ..........................................................      1,500,000        1,545,525
    North Carolina State Capital Improvement Limited Obligation Revenue,
       Series A, 5.00%, 5/01/28 ................................................      5,000,000        5,347,600
    North Carolina State COP, Western Carolina University Housing Project,
       AMBAC Insured, 5.00%, 6/01/33 ...........................................      1,500,000        1,519,800
    North Carolina State GO, Public Improvement, Series A, 4.50%, 3/01/26 ......      4,855,000        5,110,422
    North Carolina Turnpike Authority Triangle Expressway System Revenue,
       Series A, Assured Guaranty,
       5.50%, 1/01/29 ..........................................................      6,400,000        6,544,704
       5.75%, 1/01/39 ..........................................................     12,120,000       12,426,636
    Northern Hospital District of Surry County Health Care Facilities Revenue,
       6.00%, 10/01/28 .........................................................      1,000,000          949,900
       6.25%, 10/01/38 .........................................................      2,000,000        1,899,980
    Oak Island Enterprise System Revenue,
       Assured Guaranty, 6.00%, 6/01/34 ........................................      1,540,000        1,613,905
       Assured Guaranty, 6.00%, 6/01/36 ........................................      1,000,000        1,043,360
       Series A, NATL Insured, 5.00%, 6/01/33 ..................................      5,000,000        4,752,950
    Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow
       Memorial Hospital Project, NATL Insured, 5.00%,
       4/01/31 .................................................................      6,120,000        6,056,046
       10/01/34 ................................................................      6,000,000        5,907,060
    Onslow Water and Sewer Authority Combined Enterprise System Revenue,
       Series A, NATL Insured, 5.00%, 6/01/33 ..................................      7,500,000        7,626,975
    Pasquotank County COP, NATL Insured, 5.00%, 6/01/25 ........................      1,400,000        1,455,580
    Pitt County COP, School Facilities Project,
       Series A, FSA Insured, Pre-Refunded, 5.25%, 4/01/25 .....................      1,670,000        1,733,360
       Series B, AMBAC Insured, 5.00%, 4/01/29 .................................      2,500,000        2,535,625
       Series B, FSA Insured, Pre-Refunded, 5.50%, 4/01/25 .....................      1,000,000        1,039,380
    Raleigh Combined Enterprise System Revenue,
       5.00%, 3/01/31 ..........................................................     10,360,000       10,721,978
       Series A, 5.00%, 3/01/36 ................................................      6,000,000        6,187,740
    Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29 .......      6,070,000        6,237,532


                             132 | Semiannual Report

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                      AMOUNT           VALUE
    --------------------------------------------                                   ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Raleigh-Durham Airport Authority Airport Revenue, Series A,
       AMBAC Insured, 5.00%, 5/01/30 ...........................................   $ 14,060,000   $   14,245,733
       FGIC Insured, 5.00%, 11/01/25 ...........................................      6,480,000        6,595,798
       FGIC Insured, 5.00%, 11/01/31 ...........................................      8,000,000        8,042,960
    Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32 ....................      9,380,000        9,583,077
    Union County COP, AMBAC Insured, 5.00%, 6/01/30 ............................      5,000,000        5,173,100
    University of North Carolina at Ashville Revenue, General, Refunding,
       Series A, AMBAC Insured, 5.00%, 6/01/27 .................................      1,200,000        1,211,232
    University of North Carolina at Chapel Hill Revenue, Board of Governors of
       the University of North Carolina, General,
       5.00%, 12/01/28 .........................................................      1,000,000        1,042,990
       5.00%, 12/01/31 .........................................................      9,000,000        9,503,190
       Refunding, Series A, 5.00%, 12/01/34 ....................................     11,460,000       11,843,795
       Series A, 5.00%, 12/01/25 ...............................................      4,000,000        4,090,240
    University of North Carolina at Charlotte Revenue, General, Series B, FSA
       Insured, 5.00%, 4/01/32 .................................................      5,000,000        5,188,100
    University of North Carolina at Greensboro Revenue,
       General, Series A, Assured Guaranty, 5.00%, 4/01/34 .....................      1,000,000        1,031,450
       Housing and Dining System, Series G, NATL Insured, Pre-Refunded, 6.00%,
          4/01/26 ..............................................................      2,040,000        2,126,822
       Series A, FSA Insured, 5.00%, 4/01/26 ...................................      4,940,000        5,074,813
    University of North Carolina at Wilmington COP, Student Housing Project,
       Assured Guaranty, 5.00%, 6/01/32 ........................................      5,000,000        5,197,050
       FGIC Insured, 5.00%, 6/01/26 ............................................      1,655,000        1,695,796
       FGIC Insured, 5.00%, 6/01/27 ............................................      1,740,000        1,774,783
       FGIC Insured, 5.00%, 6/01/29 ............................................      1,915,000        1,935,605
       FGIC Insured, 5.00%, 6/01/37 ............................................     11,350,000       10,969,094
    University of North Carolina System Pool Revenue,
       AMBAC Insured, 5.00%, 4/01/29 ...........................................      2,500,000        2,559,400
       Series A, AMBAC Insured, 5.00%, 4/01/27 .................................      1,430,000        1,435,606
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27 ...................        670,000          744,765
       Series A, Assured Guaranty, 5.00%, 10/01/33 .............................      5,000,000        5,161,850
       Series A, NATL Insured, 5.00%, 10/01/33 .................................      2,000,000        2,034,500
    Wake County GO, Limited Obligation Bonds, Series 2009, 5.00%, 6/01/36 ......      5,000,000        5,159,250
    Wake County Industrial Facilities and PCFA Revenue, Carolina Power and
       Light Co. Project, Refunding, 5.375%, 2/01/17 ...........................      8,000,000        8,358,560
    Western Carolina University Research and Development Corp. COP, Western
       Carolina University Student Housing, Assured Guaranty, 5.00%, 6/01/39 ...      5,000,000        5,052,550
    Wilkes County COP,
       NATL Insured, 5.00%, 6/01/31 ............................................      4,295,000        4,356,032
       NATL Insured, 5.00%, 6/01/36 ............................................      6,085,000        6,091,450
       Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ..............      1,000,000        1,037,760
    Wilmington COP,
       AMBAC Insured, 5.00%, 9/01/29 ...........................................      1,000,000        1,034,340
       Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32 ......................      5,310,000        5,431,918
       Series A, 5.00%, 6/01/33 ................................................      6,000,000        6,127,440
       Series A, 5.00%, 6/01/38 ................................................      7,625,000        7,715,356


                             Semiannual Report | 133

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                      AMOUNT           VALUE
    --------------------------------------------                                   ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%,
       6/01/28 .................................................................   $    700,000   $      731,941
       6/01/33 .................................................................      1,000,000        1,018,560
    Wilmington Water and Sewer System Revenue, Refunding, FSA Insured, 5.00%,
       6/01/34 .................................................................      3,565,000        3,636,015
    Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33 ....      3,000,000        3,039,780
    Winston-Salem Water and Sewer System Revenue,
       5.00%, 6/01/39 ..........................................................      5,000,000        5,199,150
       Pre-Refunded, 5.125%, 6/01/20 ...........................................      2,500,000        2,717,050
       Refunding, Series A, 5.00%, 6/01/32 .....................................      7,590,000        7,926,161
                                                                                                  --------------
                                                                                                     843,597,622
                                                                                                  --------------
    U.S. TERRITORIES 15.2%
    PUERTO RICO 14.8%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed
       Bonds, Refunding, 5.50%, 5/15/39 ........................................      7,000,000        5,409,530
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
       Series A, 6.00%, 7/01/38 ................................................      2,100,000        2,106,930
    Puerto Rico Commonwealth GO,
       Public Improvement, FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..........      4,805,000        5,196,848
       Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .............      3,445,000        3,449,789
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 .................      5,000,000        4,585,950
       Public Improvement, Series A, 5.375%, 7/01/28 ...........................      4,925,000        4,606,155
       Public Improvement, Series A, 5.125%, 7/01/31 ...........................      3,265,000        2,896,708
       Public Improvement, Series A, Pre-Refunded, 5.375%, 7/01/28 .............      2,405,000        2,612,046
       Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 .............      1,000,000        1,081,550
       Series A, 5.00%, 7/01/26 ................................................      8,050,000        7,321,636
       Series A, 5.25%, 7/01/37 ................................................      5,000,000        4,336,900
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue, Refunding, Series A, NATL Insured, 5.00%, 7/01/38 ..............         85,000           70,222
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ........................      3,060,000        2,994,547
       Refunding, Series H, 5.00%, 7/01/35 .....................................      1,490,000        1,243,435
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................      5,000,000        5,518,250
       Series D, Pre-Refunded, 5.25%, 7/01/38 ..................................      3,000,000        3,300,630
       Series H, Pre-Refunded, 5.00%, 7/01/35 ..................................      2,790,000        3,159,675
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax
    Revenue, Series A, AMBAC Insured, 5.00%, 7/01/31 ...........................      8,000,000        6,770,720
    Puerto Rico Electric Power Authority Power Revenue,
       Series NN, NATL Insured, Pre-Refunded, 5.00%, 7/01/32 ...................      5,000,000        5,662,500
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ...................      3,000,000        3,480,150
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 ...................      1,000,000        1,160,050
       Series TT, 5.00%, 7/01/32 ...............................................     10,100,000        9,598,232
       Series WW, 5.50%, 7/01/38 ...............................................      6,700,000        6,651,559
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................      1,790,000        1,590,379
       Refunding, Series N, 5.00%, 7/01/32 .....................................     10,000,000        8,438,800
       Refunding, Series P, 6.75%, 7/01/36 .....................................      5,000,000        5,169,800
       Series D, Pre-Refunded, 5.375%, 7/01/33 .................................      5,210,000        5,750,016
       Series I, 5.00%, 7/01/36 ................................................      2,405,000        1,989,945


                             134 | Semiannual Report

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                      AMOUNT           VALUE
    --------------------------------------------                                   ------------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
       Series E, Pre-Refunded, 5.70%, 8/01/25 ..................................   $  5,000,000   $    5,108,700
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinate,
       Series A, 6.00%, 8/01/42 ................................................     30,000,000       31,389,300
                                                                                                  --------------
                                                                                                     152,650,952
                                                                                                  --------------
    VIRGIN ISLANDS 0.4%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
       Refunding, Series A,
       5.50%, 10/01/18 .........................................................      2,000,000        2,010,380
       5.625%, 10/01/25 ........................................................      1,575,000        1,559,329
                                                                                                  --------------
                                                                                                       3,569,709
                                                                                                  --------------
    TOTAL U.S. TERRITORIES .....................................................                     156,220,661
                                                                                                  --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $994,289,827) ....                     999,818,283
                                                                                                  --------------
    SHORT TERM INVESTMENTS 1.5%
    MUNICIPAL BONDS 1.5%
    NORTH CAROLINA 1.5%
(a) Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,
       Carolinas HealthCare System, Refunding, Series C, Daily VRDN and Put,
       0.13%, 1/15/26 ..........................................................      2,130,000        2,130,000
(a) North Carolina Medical Care Commission Health Care Facilities Revenue,
       Cleveland County Health, Daily VRDN and Put, 0.14%, 1/01/33 .............      2,550,000        2,550,000
       Wake Forest University, Refunding, Series D, Daily VRDN and Put, 0.14%,
          7/01/34 ..............................................................     10,900,000       10,900,000
                                                                                                  --------------
    TOTAL SHORT TERM INVESTMENTS (COST $15,580,000) ............................                      15,580,000
                                                                                                  --------------
    TOTAL INVESTMENTS (COST $1,009,869,827) 98.7% ..............................                   1,015,398,283
    OTHER ASSETS, LESS LIABILITIES 1.3% ........................................                      13,747,529
                                                                                                  --------------
    NET ASSETS 100.0% ..........................................................                  $1,029,145,812
                                                                                                  ==============

See Abbreviations on page 169.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 135

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2009      ------------------------------------------------------------
CLASS A                                             (UNAUDITED)     2009        2008(a)       2007         2006         2005
-------                                             -----------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $  10.95    $  11.12     $  11.85     $  11.85     $  11.91     $  11.94
                                                      --------    --------     --------     --------     --------     --------
Income from investment operations(b) :
   Net investment income(c) .....................         0.25        0.49         0.49         0.50         0.51         0.52
   Net realized and unrealized gains (losses) ...         0.46       (0.18)       (0.73)          --(d)     (0.06)       (0.04)
                                                      --------    --------     --------     --------     --------     --------
Total from investment operations ................         0.71        0.31        (0.24)        0.50         0.45         0.48
                                                      --------    --------     --------     --------     --------     --------
Less distributions from net investment income ...        (0.25)      (0.48)       (0.49)       (0.50)       (0.51)       (0.51)
                                                      --------    --------     --------     --------     --------     --------
Redemption fees(e) ..............................           --          --(d)        --(d)        --(d)        --(d)        --(d)
                                                      --------    --------     --------     --------     --------     --------
Net asset value, end of period ..................     $  11.41    $  10.95     $  11.12     $  11.85     $  11.85     $  11.91
                                                      ========    ========     ========     ========     ========     ========
Total return(f) .................................         6.54%       2.80%       (2.13)%       4.37%        3.88%        4.18%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................         0.65%       0.66%        0.66%        0.66%        0.67%        0.67%
Net investment income ...........................         4.37%       4.42%        4.18%        4.25%        4.27%        4.42%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $607,508    $547,261     $494,276     $493,441     $473,956     $438,871
Portfolio turnover rate .........................         3.11%       8.75%       18.28%        8.51%        5.80%        5.85%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             136 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                   YEAR ENDED FEBRUARY 28,
                                                        2009      -------------------------------------------------------
CLASS C                                             (UNAUDITED)     2009      2008(a)       2007        2006        2005
-------                                             -----------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $ 11.08     $ 11.24     $ 11.97     $ 11.96     $ 12.02     $ 12.04
                                                      -------     -------     -------     -------     -------     -------
Income from investment operations(b) :
   Net investment income(c) .....................        0.22        0.43        0.43        0.44        0.45        0.46
   Net realized and unrealized gains (losses) ...        0.46       (0.18)      (0.74)       0.01       (0.06)      (0.03)
                                                      -------     -------     -------     -------     -------     -------
Total from investment operations ................        0.68        0.25       (0.31)       0.45        0.39        0.43
                                                      -------     -------     -------     -------     -------     -------
Less distributions from net investment income ...       (0.22)      (0.41)      (0.42)      (0.44)      (0.45)      (0.45)
                                                      -------     -------     -------     -------     -------     -------
Redemption fees(d) ..............................          --          --(e)       --(e)       --(e)       --(e)       --(e)
                                                      -------     -------     -------     -------     -------     -------
Net asset value, end of period ..................     $ 11.54     $ 11.08     $ 11.24     $ 11.97     $ 11.96     $ 12.02
                                                      =======     =======     =======     =======     =======     =======
Total return(f) .................................        6.17%       2.30%      (2.65)%      3.84%       3.27%       3.66%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................        1.20%       1.21%       1.21%       1.20%       1.22%       1.22%
Net investment income ...........................        3.82%       3.87%       3.63%       3.71%       3.72%       3.87%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $93,403     $73,493     $60,372     $56,793     $51,461     $43,661
Portfolio turnover rate .........................        3.11%       8.75%      18.28%       8.51%       5.80%       5.85%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 137

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                       PERIOD ENDED
                                                    AUGUST 31, 2009(a)
ADVISOR CLASS                                           (UNAUDITED)
-------------                                       ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............         $11.15
                                                          ------
Income from investment operations(b) :
   Net investment income(c) .....................           0.09
   Net realized and unrealized gains (losses) ...           0.25
                                                          ------
Total from investment operations ................           0.34
                                                          ------
Less distributions from net investment income ...          (0.08)
                                                          ------
Net asset value, end of period ..................         $11.41
                                                          ======
Total return(d) .................................           3.07%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................           0.55%
Net investment income ...........................           4.47%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............         $6,972
Portfolio turnover rate .........................           3.11%

(a)  For the period July 1, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             138 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                     PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS 98.2%
    VIRGINIA 73.9%
    Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital,
       Refunding, 5.375%, 7/01/28 ..............................................   $  5,000,000   $   4,630,050
(a) Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
       6.30%, 12/01/25 .........................................................      2,000,000       1,737,640
       Series A, 6.55%, 12/01/25 ...............................................      5,000,000       4,458,600
    Bristol Utility System Revenue, ETM, 5.00%, 7/15/21 ........................      1,245,000       1,411,768
    Capital Region Airport Commission Airport Revenue, FSA Insured, 5.00%,
       7/01/31 .................................................................      2,000,000       2,083,900
       7/01/38 .................................................................      5,895,000       6,034,063
    Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ..........      1,000,000         948,210
    Charlotte County IDA, Hospital Revenue, Halifax Regional Hospital Inc.,
       5.00%, 9/01/37 ..........................................................      2,500,000       2,074,850
    Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
       7/15/19 .................................................................      2,795,000       2,807,298
       7/15/32 .................................................................      8,000,000       7,543,440
    Chesterfield County EDA, PCR, Virginia Electric and Power, Refunding,
       Series A, 5.00%, 5/01/23 ................................................      5,000,000       5,158,200
    Dinwiddie County IDA Lease Revenue, Refunding, Series B, NATL Insured,
       5.00%, 2/15/30 ..........................................................      1,410,000       1,440,964
    Fairfax County EDA Revenue, National Wildlife Federation, NATL Insured,
       5.375%, 9/01/29 .........................................................      8,000,000       8,077,360
    Fairfax County IDAR, Health Care, Inova Health System Project,
       Refunding, Series A, 5.00%, 8/15/18 .....................................      2,100,000       2,110,773
       Refunding, Series A, 5.00%, 8/15/25 .....................................      5,000,000       5,009,250
       Series A, 5.50%, 5/15/35 ................................................     10,000,000      10,364,200
    Fairfax County Redevelopment and Housing Authority MFHR, Paul Spring Center,
       Refunding, Series A, FHA Insured,
       5.90%, 6/15/17 ..........................................................        840,000         841,277
       6.00%, 12/15/28 .........................................................      1,000,000       1,001,780
    Fairfax County Water Authority Water Revenue,
       Pre-Refunded, 5.00%, 4/01/27 ............................................      2,830,000       3,111,245
       Refunding, 5.00%, 4/01/27 ...............................................     11,420,000      11,764,427
    Front Royal and Warren County IDA Lease Revenue, School and Capital
       Improvement, Series B, FSA Insured, 5.00%,
       4/01/29 .................................................................      5,115,000       5,249,371
       4/01/35 .................................................................      6,000,000       6,068,220
    Gloucester County IDA Lease Revenue, Courthouse Project, NATL Insured,
       Pre-Refunded, 5.50%, 11/01/30 ...........................................      1,715,000       1,831,191
    Greater Richmond Convention Center Authority Hotel Tax Revenue,
       Convention Center Expansion Project, Pre-Refunded, 6.125%, 6/15/29 ......      8,000,000       8,437,520
       Convention Center Expansion Project, Pre-Refunded, 6.25%, 6/15/32 .......      8,175,000       8,630,102
       Refunding, NATL Insured, 5.00%, 6/15/30 .................................     17,555,000      17,773,384
    Hampton Convention Center Revenue, Refunding, AMBAC Insured,
       5.25%, 1/15/23 ..........................................................      3,000,000       3,093,990
       5.125%, 1/15/28 .........................................................      2,605,000       2,643,007
       5.00%, 1/15/35 ..........................................................      7,600,000       7,492,080
    Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A,
       NATL Insured, 5.00%, 7/01/28 ............................................     10,000,000       9,002,300


                            Semiannual Report | 139

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Hampton Roads Sanitation District Wastewater Revenue, Hampton Roads,
       5.00%, 4/01/33 ..........................................................   $ 10,000,000   $  10,352,200
       Refunding, 5.00%, 4/01/38 ...............................................     16,000,000      16,471,680
    Harrisonburg GO, FSA Insured, Pre-Refunded, 5.75%, 12/01/29 ................      1,000,000       1,085,580
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC
       Insured, 5.00%,
       8/15/42 .................................................................      8,095,000       6,621,629
       8/15/46 .................................................................     15,000,000      12,109,200
    Isle Wight County IDA Environmental Improvement Revenue, International Paper
       Co. Project, Series A, 6.60%, 5/01/24 ...................................      2,000,000       2,003,620
    Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%,
       1/01/18 .................................................................      4,155,000       4,225,967
    King George County IDA Lease Revenue, FSA Insured, 5.00%, 3/01/32 ..........      3,595,000       3,661,543
    Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A,
       Pre-Refunded, 6.10%, 6/01/32 ............................................      1,500,000       1,692,240
    Loudoun County Sanitation Authority Water and Sewer Revenue, 5.00%,
       1/01/33 .................................................................     15,060,000      15,484,090
    Louisa IDA, PCR, Virginia Electric and Power Co. Project, Mandatory Put
       12/01/11, Series C, 5.00%, 11/01/35 .....................................      5,000,000       5,291,250
    Manassas Park GO, Series A, CIFG Insured, 5.00%, 4/01/29 ...................      5,545,000       5,710,407
    Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured,
       5.00%, 5/15/28 ..........................................................      1,000,000       1,031,930
    Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, Pre-Refunded,
       5.50%, 1/15/22 ..........................................................      1,000,000       1,073,210
    Montgomery County IDA Public Facilities Lease Revenue, Public Projects,
       5.00%, 2/01/29 ..........................................................      6,500,000       6,404,450
    Newport News EDA, EDR, Series A, 5.00%, 1/15/31 ............................      5,870,000       6,086,486
    Newport News IDA Mortgage Revenue, Mennowood Communities Inc., Series A,
       GNMA Secured, 6.25%, 8/01/36 ............................................      2,950,000       2,962,479
    Newport News Water Revenue, FSA Insured, 5.00%, 6/01/37 ....................      1,345,000       1,380,508
    Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%,
       7/01/31 .................................................................      1,440,000       1,282,493
    Norfolk Water Revenue, NATL Insured, 5.90%, 11/01/25 .......................      5,000,000       4,999,500
    Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured,
       5.00%, 7/01/33 ..........................................................      2,600,000       2,501,772
    Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured,
       Pre-Refunded, 5.00%, 2/01/34 ............................................      1,000,000       1,100,250
    Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%,
       3/01/39 .................................................................      6,435,000       6,452,439
    Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial
       Hospital Project, Refunding, FHA Insured, 8.70%, 8/01/23 ................         50,000          51,951
    Pittsylvania County GO, Series B, 5.75%, 2/01/30 ...........................      5,800,000       6,281,574
    Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured,
       5.25%, 7/15/33 ..........................................................      1,000,000         997,230
    Prince William County IDA, MFHR, Remington Place Apartments Project, Series
       A-1, AMBAC Insured, 6.00%, 12/01/33 .....................................      2,080,000       2,056,974
    Prince William County Service Authority Water and Sewer System Revenue,
       Refunding, 5.00%, 7/01/32 ...............................................      1,750,000       1,810,638
    Richmond GO, FGIC Insured, 5.00%, 7/15/19 ..................................      3,690,000       3,838,596
    Richmond IDA Student Housing Revenue, University Real Estate Foundation,
       5.55%, 1/01/31 ..........................................................      4,400,000       4,455,528
    Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC
       Insured, 5.00%, 8/01/22 .................................................      2,000,000       2,043,780


                            140 | Semiannual Report

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Richmond Public Utility Revenue,
       FSA Insured, 5.00%, 1/15/35 .............................................   $  3,500,000   $   3,570,735
       FSA Insured, Pre-Refunded, 5.00%, 1/15/33 ...............................      8,500,000       9,276,390
       Refunding, 5.00%, 1/15/35 ...............................................     11,495,000      11,779,501
    Riverside Regional Jail Authority Jail Facility Revenue, NATL Insured,
       5.00%,
       7/01/28 .................................................................      7,000,000       7,149,590
       7/01/32 .................................................................     22,000,000      22,154,440
    Roanoke County EDA Lease Revenue, Public Facility Projects, Assured
       Guaranty, 5.125%, 10/15/37 ..............................................     10,000,000      10,274,300
    Stafford County and Staunton IDAR, Virginia Municipal League Assn. Counties
       Program,
       Series A, NATL Insured, 5.25%, 8/01/31 ..................................      5,000,000       5,217,400
       Series C, NATL Insured, 5.00%, 8/01/35 ..................................      7,735,000       7,821,400
       XLCA Insured, 5.00%, 8/01/37 ............................................      3,985,000       3,984,841
    Stafford County EDA Hospital Facilities Revenue, Medicorp Health System
       Obligation, 5.25%, 6/15/37 ..............................................      5,000,000       4,634,800
    University of Virginia Revenue,
       General, 5.00%, 6/01/37 .................................................      8,935,000       9,194,740
       Series B, 5.00%, 6/01/33 ................................................     14,000,000      14,359,100
    Virginia Beach Development Authority Public Facility Revenue, 5.00%,
       7/15/27 .................................................................      5,635,000       6,007,924
    Virginia Beach Water and Sewer Revenue, Pre-Refunded, 5.25%, 8/01/21 .......      1,865,000       1,947,172
    Virginia College Building Authority Educational Facilities Revenue,
       21st Century College Program, Pre-Refunded, 5.00%, 2/01/21 ..............      1,000,000       1,028,860
       Hampton University Project, Pre-Refunded, 6.00%, 4/01/20 ................      1,500,000       1,563,390
       Public Higher Education Financing Program, Series A, 5.00%, 9/01/33 .....      4,010,000       4,202,320
       Regent University Project, NATL Insured, Pre-Refunded, 5.125%, 10/01/21 .      5,000,000       5,449,050
       Regent University Project, NATL Insured, Pre-Refunded, 5.125%, 10/01/31 .      4,050,000       4,413,730
    Virginia Commonwealth Transportation Board Transportation Revenue,
       Northern Virginia Transportation Program, Refunding, Series A, 5.00%,
          5/15/27 ..............................................................      8,920,000       9,177,877
       U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded,
          5.00%, 5/15/24 .......................................................      2,000,000       2,144,000
       U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded,
          5.00%, 5/15/26 .......................................................     10,000,000      10,720,000
    Virginia Port Authority Port Facility Revenue, NATL Insured, 4.75%,
       7/01/28 .................................................................      1,500,000       1,477,875
    Virginia State HDA, Commonwealth Mortgage Revenue, Series E, 6.375%,
       1/01/36 .................................................................     10,000,000      10,662,800
    Virginia State HDA Revenue, Rental Housing,
       Series B, 5.625%, 6/01/39 ...............................................      7,240,000       7,489,056
       Series J, 5.80%, 2/01/19 ................................................      2,000,000       2,007,460
       Series L, 5.75%, 2/01/15 ................................................      1,000,000       1,005,480
    Virginia State Public School Authority GO, School Financing,
       Series A, 5.00%, 8/01/20 ................................................      3,000,000       3,141,180
       Series A, 5.00%, 8/01/21 ................................................      4,000,000       4,178,360
       Series C, 5.00%, 8/01/22 ................................................      2,000,000       2,078,940
       Series C, 5.00%, 8/01/26 ................................................     10,925,000      11,269,902
    Virginia State Public School Authority Special Obligation Fluvanna County
       Revenue, School Financing, 6.00%, 12/01/32 ..............................      5,000,000       5,494,200
    Virginia State Resources Authority Airports Revenue, Revolving Fund, Series
       A, 5.00%, 8/01/27 .......................................................      3,000,000       3,024,240


                             Semiannual Report | 141

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Virginia State Resources Authority Infrastructure Revenue,
       Senior Series A, 5.00%, 11/01/31 ........................................   $  5,000,000   $   5,248,050
       Senior Series A, 5.00%, 11/01/36 ........................................      4,915,000       5,081,963
       Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33 .......      4,615,000       4,727,791
       Virginia Pooled Financing Program, Senior Series, Pre-Refunded, 5.00%,
          11/01/33 .............................................................        385,000         438,149
       Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38 .....      1,600,000       1,661,856
       Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32 .....      2,505,000       2,629,749
    Virginia State Resources Authority Water and Sewer System Revenue,
       Tuckahoe Service District Project, 5.00%, 11/01/35 ......................      1,125,000       1,152,113
                                                                                                  -------------
                                                                                                    523,192,378
                                                                                                  -------------
    DISTRICT OF COLUMBIA 8.0%
    Metropolitan Washington D.C. Airports Authority Airport System Revenue,
       Refunding, BHAC Insured, 5.00%, 10/01/29 ................................      3,000,000       3,130,230
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 ......................      1,000,000         991,240
       Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .......................     10,000,000       9,385,800
       Refunding, Series C, 5.125%, 10/01/34 ...................................      6,450,000       6,573,969
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32 ...................      6,655,000       7,458,392
    Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue,
       First Senior Lien, Series A,
       5.00%, 10/01/39 .........................................................     10,000,000       9,968,700
       5.25%, 10/01/44 .........................................................     12,000,000      12,092,880
    Metropolitan Washington D.C. Airports Authority General Airport Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ......................      5,000,000       4,866,350
    Washington Metropolitan Area Transit Authority Gross Revenue, Transit,
       Series A, 5.125%, 7/01/32 ...............................................      2,000,000       2,047,160
                                                                                                  -------------
                                                                                                     56,514,721
                                                                                                  -------------
    U.S. TERRITORIES 16.3%
    PUERTO RICO 15.8%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
       Series A, 6.00%, 7/01/38 ................................................      1,100,000       1,103,630
       Assured Guaranty, 5.00%, 7/01/28 ........................................      7,000,000       7,049,210
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.125%, 7/01/28 .........................................................      5,000,000       4,530,900
       5.00%, 7/01/29 ..........................................................      8,000,000       7,155,680
       5.125%, 7/01/31 .........................................................      3,315,000       2,941,068
       5.00%, 7/01/33 ..........................................................        900,000         758,943
       6.00%, 7/01/38 ..........................................................      5,000,000       4,833,400
       Pre-Refunded, 5.125%, 7/01/31 ...........................................      1,685,000       1,822,412
       Pre-Refunded, 5.00%, 7/01/33 ............................................      1,100,000       1,245,750
    Puerto Rico Commonwealth Highway and Transportation Authority Highway
       Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36 .........................      4,500,000       5,411,250
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................      5,000,000       5,518,250
       Series D, Pre-Refunded, 5.25%, 7/01/38 ..................................      3,000,000       3,300,630
       Series G, 5.00%, 7/01/33 ................................................      1,695,000       1,431,021
       Series G, Pre-Refunded, 5.00%, 7/01/33 ..................................      3,305,000       3,742,912


                             142 | Semiannual Report

Franklin Tax-Free Trust

                                                                                     PRINCIPAL
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                            AMOUNT          VALUE
    --------------------------------------                                         ------------   -------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ....................   $  5,910,000   $   6,205,500
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ...................      3,000,000       3,480,150
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 ...................      1,000,000       1,160,050
       Series TT, 5.00%, 7/01/32 ...............................................     10,000,000       9,503,200
       Series WW, 5.50%, 7/01/38 ...............................................      6,700,000       6,651,559
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
       8/01/27 .................................................................      2,580,000       2,584,051
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................      1,315,000       1,168,351
       Refunding, Series N, 5.00%, 7/01/32 .....................................      5,000,000       4,219,400
       Series D, Pre-Refunded, 5.375%, 7/01/33 .................................      3,685,000       4,066,950
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
       Series E, Pre-Refunded, 5.70%, 8/01/25 ..................................      1,000,000       1,021,740
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinate,
       Series A, 6.00%, 8/01/42 ................................................     20,000,000      20,926,200
                                                                                                  -------------
                                                                                                    111,832,207
                                                                                                  -------------
    VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
       Refunding, Series A, 5.50%,
       10/01/15 ................................................................      1,500,000       1,508,385
       10/01/18 ................................................................      1,500,000       1,507,785
                                                                                                  -------------
                                                                                                      3,016,170
                                                                                                  -------------
    TOTAL U.S. TERRITORIES .....................................................                    114,848,377
                                                                                                  -------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $687,030,598) ....                    694,555,476
                                                                                                  -------------
    SHORT TERM INVESTMENTS (COST $1,700,000) 0.2%
    MUNICIPAL BONDS 0.2%
    VIRGINIA 0.2%
(b) Norfolk Redevelopment and Housing Authority Revenue, Old Dominion
       University Project, Refunding, Daily VRDN and Put, 0.14%, 8/01/31 .......      1,700,000       1,700,000
                                                                                                  -------------
    TOTAL INVESTMENTS (COST $688,730,598) 98.4% ................................                    696,255,476
    OTHER ASSETS, LESS LIABILITIES 1.6% ........................................                     11,628,367
                                                                                                  -------------
    NET ASSETS 100.0% ..........................................................                  $ 707,883,843
                                                                                                  =============

See Abbreviations on page 169.

(a) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 143

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2009

                                                                               FRANKLIN        FRANKLIN        FRANKLIN
                                                                                ALABAMA         FLORIDA         GEORGIA
                                                                               TAX-FREE        TAX-FREE        TAX-FREE
                                                                              INCOME FUND     INCOME FUND     INCOME FUND
                                                                             ------------   --------------   ------------
Assets:
   Investments in securities:
      Cost ...............................................................   $282,237,577   $1,264,489,608   $405,844,983
                                                                             ------------   --------------   ------------
      Value ..............................................................   $281,054,787   $1,287,252,324   $412,436,011
Cash .....................................................................      2,183,358          317,990      2,617,822
Receivables:
      Capital shares sold ................................................        344,636          545,912      3,380,588
      Interest ...........................................................      4,101,826       19,685,287      4,691,201
   Other assets ..........................................................            248            1,255            343
                                                                             ------------   --------------   ------------
         Total assets ....................................................    287,684,855    1,307,802,768    423,125,965
                                                                             ------------   --------------   ------------
Liabilities:
   Payables:
      Investment securities purchased ....................................      3,955,760        1,532,299             --
      Capital shares redeemed ............................................        234,633        1,191,244      1,390,870
      Affiliates .........................................................        173,506          703,308        257,974
      Distributions to shareholders ......................................        314,390        1,590,319        495,511
   Accrued expenses and other liabilities ................................         40,486          116,146         42,198
                                                                             ------------   --------------   ------------
         Total liabilities ...............................................      4,718,775        5,133,316      2,186,553
                                                                             ------------   --------------   ------------
            Net assets, at value .........................................   $282,966,080   $1,302,669,452   $420,939,412
                                                                             ============   ==============   ============
Net assets consist of:
   Paid-in capital .......................................................   $292,017,241   $1,284,430,802   $419,613,974
   Undistributed net investment income (distributions in excess of net
      investment income) .................................................       (144,248)         317,443       (328,072)
   Net unrealized appreciation (depreciation) ............................     (1,182,790)      22,762,716      6,591,028
   Accumulated net realized gain (loss) ..................................     (7,724,123)      (4,841,509)    (4,937,518)
                                                                             ------------   --------------   ------------
            Net assets, at value .........................................   $282,966,080   $1,302,669,452   $420,939,412
                                                                             ============   ==============   ============
CLASS A:
   Net assets, at value ..................................................   $237,321,766   $1,155,241,236   $336,160,155
                                                                             ============   ==============   ============
   Shares outstanding ....................................................     21,602,894      102,474,316     28,789,976
                                                                             ============   ==============   ============
   Net asset value per share(a) ..........................................   $      10.99   $        11.27   $      11.68
                                                                             ============   ==============   ============
   Maximum offering price per share (net asset value per share / 95.75%) .   $      11.48   $        11.77   $      12.20
                                                                             ============   ==============   ============
CLASS B:
   Net assets, at value ..................................................             --   $   32,610,347             --
                                                                             ============   ==============   ============
   Shares outstanding ....................................................             --        2,869,816             --
                                                                             ============   ==============   ============
   Net asset value and maximum offering price per share(a) ...............             --   $        11.36             --
                                                                             ============   ==============   ============
CLASS C:
   Net assets, at value ..................................................   $ 45,644,314   $  114,817,869   $ 84,779,257
                                                                             ============   ==============   ============
   Shares outstanding ....................................................      4,116,221       10,037,908      7,185,142
                                                                             ============   ==============   ============
   Net asset value and maximum offering price per share(a) ...............   $      11.09   $        11.44   $      11.80
                                                                             ============   ==============   ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             144 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

                                                                               FRANKLIN        FRANKLIN        FRANKLIN
                                                                               KENTUCKY        LOUISIANA       MARYLAND
                                                                               TAX-FREE        TAX-FREE        TAX-FREE
                                                                              INCOME FUND     INCOME FUND     INCOME FUND
                                                                             ------------   --------------   ------------
Assets:
   Investments in securities:
      Cost ...............................................................   $173,463,892   $  348,152,544   $609,443,737
                                                                             ------------   --------------   ------------
      Value ..............................................................   $173,770,652   $  344,886,294   $595,490,968
   Cash ..................................................................        451,854        4,190,920      1,734,664
   Receivables:
      Capital shares sold ................................................        288,845        1,509,987      2,247,502
      Interest ...........................................................      2,285,878        4,848,959      7,379,866
   Other assets ..........................................................            152              281            480
                                                                             ------------   --------------   ------------
         Total assets ....................................................    176,797,381      355,436,441    606,853,480
                                                                             ------------   --------------   ------------
Liabilities:
   Payables:
      Capital shares redeemed ............................................         62,855          374,439        881,580
      Affiliates .........................................................        101,275          211,498        366,870
      Distributions to shareholders ......................................        196,093          403,517        683,901
   Accrued expenses and other liabilities ................................         29,224           41,231         57,644
                                                                             ------------   --------------   ------------
         Total liabilities ...............................................        389,447        1,030,685      1,989,995
                                                                             ------------   --------------   ------------
            Net assets, at value .........................................   $176,407,934   $  354,405,756   $604,863,485
                                                                             ============   ==============   ============
Net assets consist of:
   Paid-in capital .......................................................   $178,756,727   $  360,129,234   $620,584,807
   Undistributed net investment income (distributions in excess of net
      investment income) .................................................        (80,482)         (51,671)      (277,654)
   Net unrealized appreciation (depreciation) ............................        306,760       (3,266,250)   (13,952,769)
   Accumulated net realized gain (loss) ..................................     (2,575,071)      (2,405,557)    (1,490,899)
                                                                             ------------   --------------   ------------
            Net assets, at value .........................................   $176,407,934   $  354,405,756   $604,863,485
                                                                             ============   ==============   ============
CLASS A:
   Net assets, at value ..................................................   $176,407,934   $  299,923,127   $478,151,872
                                                                             ============   ==============   ============
   Shares outstanding ....................................................     16,151,984       27,309,213     43,438,592
                                                                             ============   ==============   ============
   Net asset value per share(a) ..........................................   $      10.92   $        10.98   $      11.01
                                                                             ============   ==============   ============
   Maximum offering price per share (net asset value per share / 95.75%) .   $      11.40   $        11.47   $      11.50
                                                                             ============   ==============   ============
CLASS C:
   Net assets, at value ..................................................             --   $   54,482,629   $123,796,727
                                                                             ============   ==============   ============
   Shares outstanding ....................................................             --        4,905,931     11,088,420
                                                                             ============   ==============   ============
   Net asset value and maximum offering price per share(a) ...............             --   $        11.11   $      11.16
                                                                             ============   ==============   ============
ADVISOR CLASS:
   Net assets, at value ..................................................             --               --   $  2,914,886
                                                                             ============   ==============   ============
   Shares outstanding ....................................................             --               --        264,813
                                                                             ============   ==============   ============
   Net asset value and maximum offering price per share ..................             --               --   $      11.01
                                                                             ============   ==============   ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 145

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

                                                                               FRANKLIN        FRANKLIN        FRANKLIN
                                                                               MISSOURI     NORTH CAROLINA     VIRGINIA
                                                                               TAX-FREE        TAX-FREE        TAX-FREE
                                                                              INCOME FUND     INCOME FUND     INCOME FUND
                                                                             ------------   --------------   ------------
Assets:
   Investments in securities:
      Cost ...............................................................   $874,500,994   $1,009,869,827   $688,730,598
                                                                             ------------   --------------   ------------
      Value ..............................................................   $873,560,430   $1,015,398,283   $696,255,476
   Cash ..................................................................         42,832        2,432,180      3,463,447
   Receivables:
      Capital shares sold ................................................      4,645,696        6,308,238      2,392,361
      Interest ...........................................................     11,645,510       13,206,166      7,900,035
   Other assets ..........................................................            714              949            575
                                                                             ------------   --------------   ------------
         Total assets ....................................................    889,895,182    1,037,345,816    710,011,894
                                                                             ------------   --------------   ------------
Liabilities:
   Payables:
      Investment securities purchased ....................................      1,250,000        5,164,061             --
      Capital shares redeemed ............................................      1,138,108        1,248,750        901,758
      Affiliates .........................................................        485,915          594,031        398,498
      Distributions to shareholders ......................................        987,066        1,098,420        766,766
   Accrued expenses and other liabilities ................................         77,711           94,742         61,029
                                                                             ------------   --------------   ------------
         Total liabilities ...............................................      3,938,800        8,200,004      2,128,051
                                                                             ------------   --------------   ------------
            Net assets, at value .........................................   $885,956,382   $1,029,145,812   $707,883,843
                                                                             ============   ==============   ============
Net assets consist of:
   Paid-in capital .......................................................   $892,333,247   $1,024,729,978   $705,333,715
   Undistributed net investment income (distributions in excess of net
      investment income) .................................................       (112,937)         384,887        201,577
   Net unrealized appreciation (depreciation) ............................       (940,564)       5,528,456      7,524,878
   Accumulated net realized gain (loss) ..................................     (5,323,364)      (1,497,509)    (5,176,327)
                                                                             ------------   --------------   ------------
            Net assets, at value .........................................   $885,956,382   $1,029,145,812   $707,883,843
                                                                             ============   ==============   ============
CLASS A:
   Net assets, at value ..................................................   $772,438,781   $  833,590,735   $607,508,446
                                                                             ============   ==============   ============
   Shares outstanding ....................................................     65,956,426       69,853,236     53,258,505
                                                                             ============   ==============   ============
   Net asset value per share(a) ..........................................   $      11.71   $        11.93   $      11.41
                                                                             ============   ==============   ============
   Maximum offering price per share (net asset value per share / 95.75%) .   $      12.23   $        12.46   $      11.92
                                                                             ============   ==============   ============
CLASS C:
   Net assets, at value ..................................................   $101,995,854   $  184,271,787   $ 93,403,449
                                                                             ============   ==============   ============
   Shares outstanding ....................................................      8,648,320       15,263,598      8,093,758
                                                                             ============   ==============   ============
   Net asset value and maximum offering price per share(a) ...............   $      11.79   $        12.07   $      11.54
                                                                             ============   ==============   ============
ADVISOR CLASS:
   Net assets, at value ..................................................   $ 11,521,747   $   11,283,290   $  6,971,948
                                                                             ============   ==============   ============
   Shares outstanding ....................................................        983,737          945,667        611,193
                                                                             ============   ==============   ============
   Net asset value and maximum offering price per share ..................   $      11.71   $        11.93   $      11.41
                                                                             ============   ==============   ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             146 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2009 (unaudited)

                                                                               FRANKLIN        FRANKLIN       FRANKLIN
                                                                                ALABAMA         FLORIDA        GEORGIA
                                                                               TAX-FREE        TAX-FREE       TAX-FREE
                                                                              INCOME FUND     INCOME FUND    INCOME FUND
                                                                             ------------   --------------   -----------
Investment income:
   Interest ..............................................................    $ 7,001,238    $35,452,264     $10,093,003
                                                                              -----------    -----------     -----------
Expenses:
   Management fees (Note 3a) .............................................        739,787      3,042,705       1,033,130
   Distribution fees: (Note 3c)
      Class A ............................................................        113,579        555,296         162,135
      Class B ............................................................             --        113,541              --
      Class C ............................................................        140,018        359,310         248,111
   Transfer agent fees (Note 3e) .........................................         50,720        215,754          71,104
   Custodian fees ........................................................          2,023          9,710           2,718
   Reports to shareholders ...............................................         15,248         36,414          12,711
   Registration and filing fees ..........................................          6,097         12,483           5,949
   Professional fees .....................................................         12,120         16,385          13,537
   Trustees' fees and expenses ...........................................          1,167          6,044           1,647
   Other .................................................................         11,392         51,467          21,267
                                                                              -----------    -----------     -----------
         Total expenses ..................................................      1,092,151      4,419,109       1,572,309
                                                                              -----------    -----------     -----------
            Net investment income ........................................      5,909,087     31,033,155       8,520,694
                                                                              -----------    -----------     -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................        273,308       (641,970)         11,520
   Net change in unrealized appreciation (depreciation) on investments ...      9,895,398     44,200,381      15,447,932
                                                                              -----------    -----------     -----------
Net realized and unrealized gain (loss) ..................................     10,168,706     43,558,411      15,459,452
                                                                              -----------    -----------     -----------
Net increase (decrease) in net assets resulting from operations ..........    $16,077,793    $74,591,566     $23,980,146
                                                                              ===========    ===========     ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 147

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2009 (unaudited)

                                                                              FRANKLIN      FRANKLIN      FRANKLIN
                                                                              KENTUCKY      LOUISIANA     MARYLAND
                                                                              TAX-FREE      TAX-FREE      TAX-FREE
                                                                             INCOME FUND   INCOME FUND   INCOME FUND
                                                                             -----------   -----------   -----------
Investment income:
   Interest ..............................................................   $ 4,314,039   $ 8,569,399   $14,740,715
                                                                             -----------   -----------   -----------
Expenses:
   Management fees (Note 3a) .............................................       486,318       871,067     1,398,936
   Distribution fees: (Note 3c)
      Class A ............................................................        84,785       141,031       226,534
      Class C ............................................................            --       153,552       363,581
   Transfer agent fees (Note 3e) .........................................        26,559        50,818       112,591
   Custodian fees ........................................................         1,163         2,228         4,090
   Reports to shareholders ...............................................         6,153         9,895        18,831
   Registration and filing fees ..........................................         3,246        11,758         8,747
   Professional fees .....................................................        11,816        13,042        15,035
   Trustees' fees and expenses ...........................................           740         1,271         2,232
   Other .................................................................        14,335        18,099        23,075
                                                                             -----------   -----------   -----------
         Total expenses ..................................................       635,115     1,272,761     2,173,652
                                                                             -----------   -----------   -----------
            Net investment income ........................................     3,678,924     7,296,638    12,567,063
                                                                             -----------   -----------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................        17,706      (142,234)       81,902
   Net change in unrealized appreciation (depreciation) on investments ...     6,740,167    17,140,942    35,048,313
                                                                             -----------   -----------   -----------
Net realized and unrealized gain (loss) ..................................     6,757,873    16,998,708    35,130,215
                                                                             -----------   -----------   -----------
Net increase (decrease) in net assets resulting from operations ..........   $10,436,797   $24,295,346   $47,697,278
                                                                             ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                             148 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2009 (unaudited)

                                                                              FRANKLIN        FRANKLIN       FRANKLIN
                                                                              MISSOURI     NORTH CAROLINA    VIRGINIA
                                                                              TAX-FREE        TAX-FREE       TAX-FREE
                                                                             INCOME FUND     INCOME FUND    INCOME FUND
                                                                             -----------   --------------   -----------
Investment income:
   Interest ..............................................................   $21,164,840    $23,945,070     $16,667,019
                                                                             -----------    -----------     -----------
Expenses:
   Management fees (Note 3a) .............................................     2,001,967      2,299,302       1,624,712
   Distribution fees: (Note 3c)
      Class A ............................................................       367,982        396,657         289,911
      Class C ............................................................       303,956        540,367         268,213
   Transfer agent fees (Note 3e) .........................................       160,153        168,188         121,502
   Custodian fees ........................................................         5,537          6,499           4,410
   Reports to shareholders ...............................................        27,123         29,197          20,637
   Registration and filing fees ..........................................         9,701         14,445          10,989
   Professional fees .....................................................        18,565         18,934          15,573
   Trustees' fees and expenses ...........................................         3,150          4,168           2,680
   Other .................................................................        33,326         41,804          28,219
                                                                             -----------    -----------     -----------
         Total expenses ..................................................     2,931,460      3,519,561       2,386,846
                                                                             -----------    -----------     -----------
            Net investment income ........................................    18,233,380     20,425,509      14,280,173
                                                                             -----------    -----------     -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................    (1,062,736)        76,272        (111,515)
   Net change in unrealized appreciation (depreciation) on
         investments .....................................................    32,904,168     46,778,568      27,348,008
                                                                             -----------    -----------     -----------
Net realized and unrealized gain (loss) ..................................    31,841,432     46,854,840      27,236,493
                                                                             -----------    -----------     -----------
Net increase (decrease) in net assets resulting from operations ..........   $50,074,812    $67,280,349     $41,516,666
                                                                             ===========    ===========     ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 149

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FRANKLIN ALABAMA                       FRANKLIN FLORIDA
                                                              TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                      ------------------------------------   ------------------------------------
                                                      SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                       AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009       YEAR ENDED
                                                        (UNAUDITED)      FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                      ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................     $  5,909,087        $ 11,777,988      $   31,033,155     $   66,111,987
      Net realized gain (loss) from investments ...          273,308             299,533            (641,970)        (4,026,661)
      Net change in unrealized appreciation
         (depreciation) on investments ............        9,895,398          (7,801,350)         44,200,381        (32,523,051)
                                                        ------------        ------------      --------------     --------------
            Net increase (decrease) in net assets
               resulting from operations ..........       16,077,793           4,276,171          74,591,566         29,562,275
                                                        ------------        ------------      --------------     --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..................................       (5,218,693)        (10,131,192)        (28,028,737)       (58,140,734)
         Class B ..................................               --                  --            (745,020)        (1,747,446)
         Class C ..................................         (861,143)         (1,562,914)         (2,361,286)        (4,715,478)
      Net realized gains:
         Class A ..................................               --                  --                  --         (1,408,071)
         Class B ..................................               --                  --                  --            (49,356)
         Class C ..................................               --                  --                  --           (128,830)
                                                        ------------        ------------      --------------     --------------
   Total distributions to shareholders ............       (6,079,836)        (11,694,106)        (31,135,043)       (66,189,915)
                                                        ------------        ------------      --------------     --------------
   Capital share transactions: (Note 2)
         Class A ..................................        9,991,635          (5,232,581)        (38,463,371)       (91,571,048)
         Class B ..................................               --                  --          (5,088,338)       (10,140,310)
         Class C ..................................        2,388,816           4,457,591           1,142,729         (2,898,320)
                                                        ------------        ------------      --------------     --------------
Total capital share transactions ..................       12,380,451            (774,990)        (42,408,980)      (104,609,678)
                                                        ------------        ------------      --------------     --------------
Redemption fees ...................................               --                  19                  --              1,176
                                                        ------------        ------------      --------------     --------------
            Net increase (decrease) in
               net assets .........................       22,378,408          (8,192,906)          1,047,543       (141,236,142)
Net assets:
   Beginning of period ............................      260,587,672         268,780,578       1,301,621,909      1,442,858,051
                                                        ------------        ------------      --------------     --------------
   End of period ..................................     $282,966,080        $260,587,672      $1,302,669,452     $1,301,621,909
                                                        ============        ============      ==============     ==============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period ...............................     $   (144,248)       $     26,501      $      317,443     $      419,331
                                                        ============        ============      ==============     ==============

   The accompanying notes are an integral part of these financial statements.


                             150 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                FRANKLIN GEORGIA                       FRANKLIN KENTUCKY
                                                              TAX-FREE INCOME FUND                    TAX-FREE INCOME FUND
                                                       ------------------------------------   ------------------------------------
                                                       SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                        AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009       YEAR ENDED
                                                          (UNAUDITED)     FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                       ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................     $  8,520,694       $ 14,718,182        $  3,678,924       $  7,000,649
      Net realized gain (loss) from investments ....           11,520         (2,921,597)             17,706           (488,253)
      Net change in unrealized appreciation
         (depreciation) on investments .............       15,447,932         (2,999,770)          6,740,167         (1,155,679)
                                                         ------------       ------------       -------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ...........       23,980,146          8,796,815          10,436,797          5,356,717
                                                         ------------       ------------       -------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................       (7,186,577)       (12,579,994)         (3,811,013)        (6,911,504)
         Class C ...................................       (1,458,135)        (2,295,173)                 --                 --
                                                         ------------       ------------       -------------       ------------
   Total distributions to shareholders .............       (8,644,712)       (14,875,167)         (3,811,013)        (6,911,504)
                                                         ------------       ------------       -------------       ------------
   Capital share transactions: (Note 2)
         Class A ...................................       15,699,920         60,057,104           7,738,893         13,821,854
         Class C ...................................       13,096,063         17,638,583                  --                 --
                                                         ------------       ------------       -------------       ------------
   Total capital share transactions ................       28,795,983         77,695,687           7,738,893         13,821,854
                                                         ------------       ------------       -------------       ------------
            Net increase (decrease) in net assets ..       44,131,417         71,617,335          14,364,677         12,267,067
Net assets:
   Beginning of period .............................      376,807,995        305,190,660         162,043,257        149,776,190
                                                         ------------       ------------       -------------       ------------
   End of period ...................................     $420,939,412       $376,807,995        $176,407,934       $162,043,257
                                                         ============       ============       =============       ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period ................................     $   (328,072)      $   (204,054)       $    (80,482)      $     51,607
                                                         ============       ============       =============       ============

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 151

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                  FRANKLIN LOUISIANA                    FRANKLIN MARYLAND
                                                                 TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                       ------------------------------------   ------------------------------------
                                                       SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                        AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009       YEAR ENDED
                                                          (UNAUDITED)     FEBRUARY 28, 2009     (UNAUDITED)      FEBRUARY 28, 2009
                                                       ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................     $  7,296,638        $ 12,921,511       $ 12,567,063       $ 23,517,178
      Net realized gain (loss) from investments ....         (142,234)           (880,447)            81,902         (1,514,070)
      Net change in unrealized appreciation
         (depreciation) on investments .............       17,140,942          (9,610,506)        35,048,313        (23,977,575)
                                                         ------------        ------------       ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ...........       24,295,346           2,430,558         47,697,278         (1,974,467)
                                                         ------------        ------------       ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................       (6,429,246)        (11,272,273)       (10,675,856)       (19,457,945)
         Class C ...................................         (932,754)         (1,540,027)        (2,287,057)        (3,796,929)
         Advisor Class .............................               --                  --             (5,039)                --
                                                         ------------        ------------       ------------       ------------
   Total distributions to shareholders .............       (7,362,000)        (12,812,300)       (12,967,952)       (23,254,874)
                                                         ------------        ------------       ------------       ------------
   Capital share transactions: (Note 2)
         Class A ...................................       18,506,095          41,385,179         24,170,172         28,830,036
         Class C ...................................       10,415,149           8,148,253         15,545,914         23,590,277
         Advisor Class .............................               --                  --          2,872,915                 --
                                                         ------------        ------------       ------------       ------------
   Total capital share transactions ................       28,921,244          49,533,432         42,589,001         52,420,313
                                                         ------------        ------------       ------------       ------------
   Redemption fees .................................               --                  --                 --                140
                                                         ------------        ------------       ------------       ------------
            Net increase (decrease) in net assets ..       45,854,590          39,151,690         77,318,327         27,191,112
Net assets:
   Beginning of period .............................      308,551,166         269,399,476        527,545,158        500,354,046
                                                         ------------        ------------       ------------       ------------
   End of period ...................................     $354,405,756        $308,551,166       $604,863,485       $527,545,158
                                                         ============        ============       ============       ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period ................................     $    (51,671)       $     13,691       $   (277,654)      $    123,235
                                                         ============        ============       ============       ============

   The accompanying notes are an integral part of these financial statements.


                             152 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 FRANKLIN MISSOURI                   FRANKLIN NORTH CAROLINA
                                                               TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                       ------------------------------------   ------------------------------------
                                                       SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                        AUGUST 31, 2009      YEAR ENDED        AUGUST 31, 2009      YEAR ENDED
                                                          (UNAUDITED)     FEBRUARY 28, 2009     (UNAUDITED)      FEBRUARY 28, 2009
                                                       ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................     $ 18,233,380        $ 33,139,970      $   20,425,509       $ 37,820,494
      Net realized gain (loss) from investments ....       (1,062,736)            958,192              76,272           (448,003)
      Net change in unrealized appreciation
        (depreciation) on investments ..............       32,904,168         (20,223,159)         46,778,568        (13,672,900)
                                                         ------------        ------------      --------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ...........       50,074,812          13,875,003          67,280,349         23,699,591
                                                         ------------        ------------      --------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................      (16,758,672)        (29,678,906)        (17,498,978)       (31,640,924)
         Class C ...................................       (1,852,017)         (3,052,630)         (3,157,744)        (5,247,665)
         Advisor Class .............................          (19,072)                 --             (18,431)                --
                                                         ------------        ------------      --------------       ------------
   Total distributions to shareholders .............      (18,629,761)        (32,731,536)        (20,675,153)       (36,888,589)
                                                         ------------        ------------      --------------       ------------
   Capital share transactions: (Note 2)
         Class A ...................................       53,403,730          85,168,122          52,516,566         80,134,686
         Class C ...................................       13,797,698          15,120,904          24,941,965         29,627,681
         Advisor Class .............................       11,401,537                  --          11,130,918                 --
                                                         ------------        ------------      --------------       ------------
   Total capital share transactions ................       78,602,965         100,289,026          88,589,449        109,762,367
                                                         ------------        ------------      --------------       ------------
   Redemption fees .................................               --                 439                  --                644
                                                         ------------        ------------      --------------       ------------
            Net increase (decrease) in net assets ..      110,048,016          81,432,932         135,194,645         96,574,013
Net assets:
   Beginning of period .............................      775,908,366         694,475,434         893,951,167        797,377,154
                                                         ------------        ------------      --------------       ------------
   End of period ...................................     $885,956,382        $775,908,366      $1,029,145,812       $893,951,167
                                                         ============        ============      ==============       ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period ................................     $   (112,937)       $    283,444      $      384,887       $    634,531
                                                         ============        ============      ==============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 153

Franklin Tax-Free Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                        FRANKLIN VIRGINIA
                                                                                       TAX-FREE INCOME FUND
                                                                               ------------------------------------
                                                                               SIX MONTHS ENDED
                                                                                AUGUST 31, 2009      YEAR ENDED
                                                                                 (UNAUDITED)      FEBRUARY 28, 2009
                                                                               ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................     $ 14,280,173       $ 25,970,097
      Net realized gain (loss) from investments ............................         (111,515)        (2,145,207)
      Net change in unrealized appreciation (depreciation) on investments ..       27,348,008         (9,810,949)
                                                                                 ------------       ------------
            Net increase (decrease) in net assets resulting from
               operations ..................................................       41,516,666         14,013,941
                                                                                 ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................      (12,856,336)       (22,666,320)
         Class C ...........................................................       (1,574,089)        (2,515,309)
         Advisor Class .....................................................          (11,038)                --
                                                                                 ------------       ------------
   Total distributions to shareholders .....................................      (14,441,463)       (25,181,629)
                                                                                 ------------       ------------
   Capital share transactions: (Note 2)
         Class A ...........................................................       36,683,072         62,664,423
         Class C ...........................................................       16,479,930         14,608,564
         Advisor Class .....................................................        6,891,751                 --
                                                                                 ------------       ------------
   Total capital share transactions ........................................       60,054,753         77,272,987
                                                                                 ------------       ------------
   Redemption fees .........................................................               --                483
                                                                                 ------------       ------------
            Net increase (decrease) in net assets ..........................       87,129,956         66,105,782
Net assets:
   Beginning of period .....................................................      620,753,887        554,648,105
                                                                                 ------------       ------------
   End of period ...........................................................     $707,883,843       $620,753,887
                                                                                 ============       ============
Undistributed net investment income included in net assets:
      End of period ........................................................     $    201,577       $    362,867
                                                                                 ============       ============

   The accompanying notes are an integral part of these financial statements.


                            154 | Semiannual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2009, the Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A
Franklin Kentucky Tax-Free
Income Fund

CLASS A & CLASS C
Franklin Alabama Tax-Free Income Fund
Franklin Georgia Tax-Free Income Fund
Franklin Louisiana Tax-Free Income Fund

CLASS A, CLASS B & CLASS C
Franklin Florida Tax-Free Income Fund

CLASS A, CLASS C & ADVISOR CLASS
Franklin Maryland Tax-Free Income Fund
Franklin Missouri Tax-Free Income Fund
Franklin North Carolina Tax-Free Income Fund
Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the


                             Semiannual Report | 155

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                             156 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 157

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                           FRANKLIN ALABAMA             FRANKLIN FLORIDA
                                         TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                      -------------------------   ---------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT
                                      ----------   ------------   -----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold ....................    1,802,895   $ 19,335,326     2,814,153   $  31,144,281
   Shares issued in reinvestment of
      distributions ...............      278,726      3,006,453     1,172,029      13,011,746
   Shares redeemed ................   (1,152,274)   (12,350,144)   (7,466,129)    (82,619,398)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........      929,347   $  9,991,635    (3,479,947)  $ (38,463,371)
                                      ==========   ============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................    3,049,727   $ 33,250,600    10,600,472   $ 118,757,513
   Shares issued in reinvestment of
      distributions ...............      543,176      5,840,149     2,468,269      27,399,969
   Shares redeemed ................   (4,187,180)   (44,323,330)  (21,678,782)   (237,728,530)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........     (594,277)  $ (5,232,581)   (8,610,041)  $ (91,571,048)
                                      ==========   ============   ===========   =============
CLASS B SHARES:
Six Months ended August 31, 2009
   Shares sold ....................                                    17,588   $     195,474
   Shares issued in reinvestment of
      distributions ...............                                    35,338         395,329
   Shares redeemed ................                                  (508,361)     (5,679,141)
                                                                  -----------   -------------
   Net increase (decrease) ........                                  (455,435)  $  (5,088,338)
                                                                  ===========   =============
Year ended February 28, 2009
   Shares sold ....................                                    60,574   $     675,962
   Shares issued in reinvestment of
      distributions ...............                                    85,294         956,449
   Shares redeemed ................                                (1,055,974)    (11,772,721)
                                                                  -----------   -------------
   Net increase (decrease) ........                                  (910,106)  $ (10,140,310)
                                                                  ===========   =============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold ....................      382,062   $  4,149,126       771,263   $   8,660,014
   Shares issued in reinvestment of
      distributions ...............       39,705        432,362       121,358       1,367,147
   Shares redeemed ................     (202,750)    (2,192,672)     (791,411)     (8,884,432)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........      219,017   $  2,388,816       101,210   $   1,142,729
                                      ==========   ============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................      960,305   $ 10,609,980     1,817,897   $  20,644,547
   Shares issued in reinvestment of
      distributions ...............       72,730        787,579       242,305       2,725,468
   Shares redeemed ................     (644,006)    (6,939,968)   (2,360,072)    (26,268,335)
                                      ----------   ------------   -----------   -------------
   Net increase (decrease) ........      389,029   $  4,457,591      (299,870)  $  (2,898,320)
                                      ==========   ============   ===========   =============


                             158 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN GEORGIA           FRANKLIN KENTUCKY
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold ....................    3,794,650   $ 43,381,712    1,480,734   $ 15,821,455
   Shares issued in reinvestment of
      distributions ...............      376,760      4,321,032      237,956      2,558,420
   Shares redeemed ................   (2,799,425)   (32,002,824)    (997,250)   (10,640,982)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    1,371,985   $ 15,699,920      721,440   $  7,738,893
                                      ==========   ============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    8,519,500   $ 97,359,178    2,741,271   $ 29,431,566
   Shares issued in reinvestment of
      distributions ...............      681,315      7,733,193      446,025      4,717,263
   Shares redeemed ................   (4,056,075)   (45,035,267)  (1,932,255)   (20,326,975)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    5,144,740   $ 60,057,104    1,255,041   $ 13,821,854
                                      ==========   ============   ==========   ============
CLASS C SHARES:
   Six Months ended August 31, 2009
   Shares sold ....................    1,520,307   $ 17,585,334
   Shares issued in reinvestment of
      distributions ...............       80,345        931,155
   Shares redeemed ................     (469,016)    (5,420,426)
                                      ----------   ------------
   Net increase (decrease) ........    1,131,636   $ 13,096,063
                                      ==========   ============
Year ended February 28, 2009
   Shares sold ....................    2,259,060   $ 26,073,383
   Shares issued in reinvestment of
      distributions ...............      128,847      1,474,913
   Shares redeemed ................     (873,821)    (9,909,713)
                                      ----------   ------------
   Net increase (decrease) ........    1,514,086   $ 17,638,583
                                      ==========   ============

                                          FRANKLIN LOUISIANA          FRANKLIN MARYLAND
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold ....................    3,148,844   $ 33,777,766    4,402,785   $ 46,870,078
   Shares issued in reinvestment of
      distributions ...............      401,512      4,317,057      619,677      6,612,425
   Shares redeemed ................   (1,834,053)   (19,588,728)  (2,753,681)   (29,312,331)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    1,716,303   $ 18,506,095    2,268,781   $ 24,170,172
                                      ==========   ============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    6,811,042   $ 73,406,545    8,971,597   $ 95,689,803
   Shares issued in reinvestment of
      distributions ...............      725,918      7,713,876    1,170,434     12,458,451
   Shares redeemed ................   (3,767,887)   (39,735,242)  (7,579,820)   (79,318,218)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    3,769,073   $ 41,385,179    2,562,211   $ 28,830,036
                                      ==========   ============   ==========   ============


                             Semiannual Report | 159

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN LOUISIANA          FRANKLIN MARYLAND
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold ....................    1,313,956   $ 14,254,845    1,867,599   $ 20,202,725
   Shares issued in reinvestment of
      distributions ...............       56,229        611,363      143,577      1,554,001
   Shares redeemed ................     (414,219)    (4,451,059)    (575,874)    (6,210,812)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........      955,966   $ 10,415,149    1,435,302   $ 15,545,914
                                      ==========   ============   ==========   ============
Year ended February 28, 2009
   Shares sold ....................    1,549,355   $ 17,015,668    3,577,048   $ 39,451,384
   Shares issued in reinvestment of
      distributions ...............       99,172      1,064,751      244,981      2,634,949
   Shares redeemed ................     (931,984)    (9,932,166)  (1,739,547)   (18,496,056)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........      716,543   $  8,148,253    2,082,482   $ 23,590,277
                                      ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
Period ended August 31, 2009(a)
   Shares sold ....................                                  273,636   $  2,969,230
   Shares redeemed ................                                   (8,823)       (96,315)
                                                                  ----------   ------------
   Net increase (decrease) ........                                  264,813   $  2,872,915
                                                                  ==========   ============

(a)  For the period July 1, 2009 (effective date) to August 31, 2009.

                                           FRANKLIN MISSOURI         FRANKLIN NORTH CAROLINA
                                          TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                      --------------------------   ---------------------------
                                        SHARES         AMOUNT         SHARES         AMOUNT
                                      ----------   -------------   -----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold ....................    7,727,830   $  88,709,089     8,995,001   $ 104,781,356
   Shares issued in reinvestment of
      distributions ...............      895,880      10,320,553       969,097      11,323,147
   Shares redeemed ................   (3,972,389)    (45,625,912)   (5,461,537)    (63,587,937)
                                      ----------   -------------   -----------   -------------
   Net increase (decrease) ........    4,651,321   $  53,403,730     4,502,561   $  52,516,566
                                      ==========   =============   ===========   =============
Year ended February 28, 2009
   Shares sold ....................   15,357,031   $ 176,182,581    18,537,029   $ 212,922,287
   Shares issued in reinvestment of
      distributions ...............    1,640,360      18,747,963     1,820,793      20,749,426
   Shares redeemed ................   (9,760,719)   (109,762,422)  (13,806,721)   (153,537,027)
                                      ----------   -------------   -----------   -------------
   Net increase (decrease) ........    7,236,672   $  85,168,122     6,551,101   $  80,134,686
                                      ==========   =============   ===========   =============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold ....................    1,556,263   $  17,996,151     2,804,643   $  33,089,510
   Shares issued in reinvestment of
      distributions ...............      103,562       1,201,696       164,880       1,949,207
   Shares redeemed ................     (466,665)     (5,400,149)     (859,101)    (10,096,752)
                                      ----------   -------------   -----------   -------------
   Net increase (decrease) ........    1,193,160   $  13,797,698     2,110,422   $  24,941,965
                                      ==========   =============   ===========   =============


                             160 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN MISSOURI        FRANKLIN NORTH CAROLINA
                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS C SHARES: (CONTINUED)
Year ended February 28, 2009
   Shares sold ....................    2,380,212   $ 27,514,674    4,243,730   $ 49,653,841
   Shares issued in reinvestment of
      distributions ...............      170,334      1,959,354      292,342      3,365,327
   Shares redeemed ................   (1,267,186)   (14,353,124)  (2,053,384)   (23,391,487)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........    1,283,360   $ 15,120,904    2,482,688   $ 29,627,681
                                      ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
Period ended August 31, 2009(a)
   Shares sold ....................      985,296   $ 11,419,726      959,613   $ 11,296,335
   Shares issued in reinvestment of
      distributions ...............           --             --           45            532
   Shares redeemed ................       (1,559)       (18,189)     (13,991)      (165,949)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........      983,737   $ 11,401,537      945,667   $ 11,130,918
                                      ==========   ============   ==========   ============

(a)  For the period July 1, 2009 (effective date) to August 31, 2009.

                                                           FRANKLIN VIRGINIA
                                                          TAX-FREE INCOME FUND
                                                       -------------------------
                                                         SHARES        AMOUNT
                                                       ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................    6,006,628   $ 66,950,405
   Shares issued in reinvestment of distributions ..      727,893      8,143,411
   Shares redeemed .................................   (3,444,916)   (38,410,744)
                                                       ----------   ------------
   Net increase (decrease) .........................    3,289,605   $ 36,683,072
                                                       ==========   ============
Year ended February 28, 2009
   Shares sold .....................................   12,174,383   $135,208,637
   Shares issued in reinvestment of distributions ..    1,312,036     14,488,670
   Shares redeemed .................................   (7,968,618)   (87,032,884)
                                                       ----------   ------------
   Net increase (decrease) .........................    5,517,801   $ 62,664,423
                                                       ==========   ============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................    1,768,634   $ 19,966,677
   Shares issued in reinvestment of distributions ..       99,048      1,121,443
   Shares redeemed .................................     (408,906)    (4,608,190)
                                                       ----------   ------------
   Net increase (decrease) .........................    1,458,776   $ 16,479,930
                                                       ==========   ============
Year ended February 28, 2009
   Shares sold .....................................    2,294,542   $ 25,883,501
   Shares issued in reinvestment of distributions ..      162,010      1,806,195
   Shares redeemed .................................   (1,192,892)   (13,081,132)
                                                       ----------   ------------
   Net increase (decrease) .........................    1,263,660   $ 14,608,564
                                                       ==========   ============


                             Semiannual Report | 161

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN VIRGINIA
                                                       TAX-FREE INCOME FUND
                                                       --------------------
                                                        SHARES     AMOUNT
                                                       -------   ----------
ADVISOR CLASS SHARES:
Period ended August 31, 2009(a)
   Shares sold .....................................   611,478   $6,894,981
   Shares issued in reinvestment of distributions ..        31          350
   Shares redeemed .................................      (316)      (3,580)
                                                       -------   ----------
   Net increase (decrease) .........................   611,193   $6,891,751
                                                       =======   ==========

(a)  For the period July 1, 2009 (effective date) to August 31, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                             -----------
Franklin Advisers, Inc. (Advisers)                     Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC
   (Investor Services)                                 Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.


                             162 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                            FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                            ALABAMA       FLORIDA       GEORGIA       KENTUCKY
                            TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                          INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                          -----------   -----------   -----------   -----------
Reimbursement Plans:
   Class A ............      0.10%         0.10%         0.10%         0.10%
Compensation Plans:
   Class B ............        --          0.65%           --            --
   Class C ............      0.65%         0.65%         0.65%           --

                            FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                           LOUISIANA      MARYLAND      MISSOURI    NORTH CAROLINA
                            TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                          INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND
                          -----------   -----------   -----------   --------------
Reimbursement Plans:
   Class A ............      0.10%         0.10%         0.10%           0.10%
Compensation Plans:
   Class C ............      0.65%         0.65%         0.65%           0.65%

                            FRANKLIN
                            VIRGINIA
                            TAX-FREE
                          INCOME FUND
                          -----------
Reimbursement Plans:
   Class A ............      0.10%
Compensation Plans:
   Class C ............      0.65%


                             Semiannual Report | 163

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                                      ALABAMA         FLORIDA        GEORGIA
                                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                                    -----------   --------------   -----------
Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................     $33,893         $66,730        $ 86,398
Contingent deferred sales charges retained ......................     $ 3,380         $23,019        $ 23,221

                                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                                      KENTUCKY       LOUISIANA       MARYLAND
                                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                                    -----------   --------------   -----------
Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................     $41,761         $93,128        $107,179
Contingent deferred sales charges retained ......................     $    32         $ 7,744        $  9,180

                                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                                      MISSOURI    NORTH CAROLINA     VIRGINIA
                                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                                    -----------   --------------   -----------
Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................     $235,537        $238,101       $129,754
Contingent deferred sales charges retained ......................     $  9,551        $ 17,897       $ 18,314

E. TRANSFER AGENT FEES

For the period ended August 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                                      ALABAMA         FLORIDA        GEORGIA
                                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                                    -----------   --------------   -----------
Transfer agent fees .............................................     $28,998        $128,066        $40,368

                                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                                      KENTUCKY       LOUISIANA       MARYLAND
                                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                                    -----------   --------------   -----------
Transfer agent fees .............................................     $15,219        $ 27,991        $69,433

                                                                      FRANKLIN       FRANKLIN        FRANKLIN
                                                                      MISSOURI    NORTH CAROLINA     VIRGINIA
                                                                      TAX-FREE       TAX-FREE        TAX-FREE
                                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                                    -----------   --------------   -----------
Transfer agent fees .............................................     $95,336        $ 89,314        $73,122


                             164 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2009, the capital loss carryforwards were as follows:

                                               FRANKLIN       FRANKLIN        FRANKLIN
                                               ALABAMA        FLORIDA         GEORGIA
                                               TAX-FREE       TAX-FREE        TAX-FREE
                                             INCOME FUND     INCOME FUND    INCOME FUND
                                             -----------   --------------   -----------
Capital loss carryforwards expiring in:
   2010 ..................................    $6,996,921     $       --      $       --
   2011 ..................................       804,634             --              --
   2012 ..................................       195,876             --         972,862
   2013 ..................................            --             --         416,353
   2014 ..................................            --             --          51,012
   2015 ..................................            --             --         125,659
   2016 ..................................            --             --         414,407
   2017 ..................................            --        365,411       2,923,290
                                              ----------     ----------      ----------
                                              $7,997,431     $  365,411      $4,903,583
                                              ==========     ==========      ==========


                                               FRANKLIN       FRANKLIN        FRANKLIN
                                               KENTUCKY       LOUISIANA       MARYLAND
                                               TAX-FREE       TAX-FREE        TAX-FREE
                                             INCOME FUND     INCOME FUND    INCOME FUND
                                             -----------   --------------   -----------
Capital loss carryforwards expiring in:
   2010 ..................................    $  413,791     $       --      $       --
   2012 ..................................     1,264,854      1,142,711              --
   2013 ..................................       253,770        240,220          66,378
   2014 ..................................        65,408             --              --
   2016 ..................................       107,105             --              --
   2017 ..................................       417,325         42,794       1,506,424
                                              ----------     ----------      ----------
                                              $2,522,253     $1,425,725      $1,572,802
                                              ==========     ==========      ==========

                                               FRANKLIN       FRANKLIN        FRANKLIN
                                               MISSOURI    NORTH CAROLINA     VIRGINIA
                                               TAX-FREE       TAX-FREE        TAX-FREE
                                             INCOME FUND     INCOME FUND    INCOME FUND
                                             -----------   --------------   -----------
Capital loss carryforwards expiring in:
   2010 ..................................    $       --     $       --      $1,188,255
   2011 ..................................       196,258             --              --
   2012 ..................................     1,619,914        335,790       1,236,561
   2013 ..................................     1,384,535             --              --
   2016 ..................................       776,667             --              --
                                              ----------     ----------      ----------
                                              $3,977,374     $  335,790      $2,424,816
                                              ==========     ==========      ==========


                             Semiannual Report | 165

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2009, deferred losses were as follows:

  FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
  FLORIDA       KENTUCKY     LOUISIANA    NORTH CAROLINA     VIRGINIA
  TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE        TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND    INCOME FUND
-----------   -----------   -----------   --------------   -----------
 $3,536,543     $70,524       $837,598       $811,384       $2,639,996

At August 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                  FRANKLIN        FRANKLIN        FRANKLIN
                                                  ALABAMA         FLORIDA         GEORGIA
                                                  TAX-FREE        TAX-FREE        TAX-FREE
                                                 INCOME FUND     INCOME FUND     INCOME FUND
                                                ------------   --------------   ------------
Cost of investments .........................   $282,204,203   $1,264,503,461   $405,861,953
                                                ============   ==============   ============
Unrealized appreciation .....................   $  8,123,277   $   54,334,512   $ 14,376,295
Unrealized depreciation .....................     (9,272,693)     (31,585,649)    (7,802,237)
                                                ------------   --------------   ------------
Net unrealized appreciation (depreciation) ..   $ (1,149,416)  $   22,748,863   $  6,574,058
                                                ============   ==============   ============

                                                  FRANKLIN        FRANKLIN        FRANKLIN
                                                  KENTUCKY        LOUISIANA       MARYLAND
                                                  TAX-FREE        TAX-FREE        TAX-FREE
                                                 INCOME FUND     INCOME FUND     INCOME FUND
                                                ------------   --------------   ------------
Cost of investments .........................   $173,456,200   $  348,129,336   $609,398,937
                                                ============   ==============   ============
Unrealized appreciation .....................   $  4,734,988   $    8,267,706   $ 16,249,258
Unrealized depreciation .....................     (4,420,536)     (11,510,748)   (30,157,227)
                                                ------------   --------------   ------------
Net unrealized appreciation (depreciation) ..   $    314,452   $   (3,243,042)  $(13,907,969)
                                                ============   ==============   ============

                                                  FRANKLIN        FRANKLIN        FRANKLIN
                                                  MISSOURI     NORTH CAROLINA     VIRGINIA
                                                  TAX-FREE        TAX-FREE        TAX-FREE
                                                 INCOME FUND     INCOME FUND     INCOME FUND
                                                ------------   --------------   ------------
Cost of investments .........................   $874,692,868   $1,010,248,589   $688,695,706
                                                ============   ==============   ============
Unrealized appreciation .....................   $ 26,105,682   $   25,721,448   $ 22,071,924
Unrealized depreciation .....................    (27,238,120)     (20,571,754)   (14,512,154)
                                                ------------   --------------   ------------
Net unrealized appreciation (depreciation) ..   $ (1,132,438)  $    5,149,694   $  7,559,770
                                                ============   ==============   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


                             166 | Semiannual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended August 31, 2009, were as follows:

                       FRANKLIN        FRANKLIN        FRANKLIN
                        ALABAMA         FLORIDA        GEORGIA
                       TAX-FREE        TAX-FREE        TAX-FREE
                      INCOME FUND     INCOME FUND    INCOME FUND
                     ------------   --------------   -----------
Purchases ........    $28,892,962     $37,276,469    $51,940,820
Sales ............    $ 7,714,792     $88,320,356    $11,907,660

                       FRANKLIN        FRANKLIN        FRANKLIN
                       KENTUCKY        LOUISIANA       MARYLAND
                       TAX-FREE        TAX-FREE        TAX-FREE
                      INCOME FUND     INCOME FUND    INCOME FUND
                     ------------   --------------   -----------
Purchases ........    $6,996,185      $29,329,006    $74,978,149
Sales ............    $1,182,405      $ 2,061,512    $29,696,977

                       FRANKLIN        FRANKLIN        FRANKLIN
                       MISSOURI     NORTH CAROLINA     VIRGINIA
                       TAX-FREE        TAX-FREE        TAX-FREE
                      INCOME FUND     INCOME FUND    INCOME FUND
                     ------------   --------------   -----------
Purchases ........   $100,154,600    $114,560,240    $85,449,393
Sales ............   $ 23,349,897    $ 41,741,677    $20,100,694

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia.

7. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers,


                             Semiannual Report | 167

Franklin Tax-Free Trust

7. CREDIT FACILITY (CONTINUED)

including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of their pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended August 31, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                           FRANKLIN       FRANKLIN        FRANKLIN
                           ALABAMA        FLORIDA         GEORGIA
                           TAX-FREE       TAX-FREE        TAX-FREE
                         INCOME FUND     INCOME FUND    INCOME FUND
                         -----------   --------------   -----------
Commitment fees ......       $322          $1,638           $447

                           FRANKLIN       FRANKLIN        FRANKLIN
                           KENTUCKY       LOUISIANA       MARYLAND
                           TAX-FREE       TAX-FREE        TAX-FREE
                         INCOME FUND     INCOME FUND    INCOME FUND
                         -----------   --------------   -----------
Commitment fees ......       $199           $366            $627

                           FRANKLIN       FRANKLIN        FRANKLIN
                           MISSOURI    NORTH CAROLINA     VIRGINIA
                           TAX-FREE       TAX-FREE        TAX-FREE
                         INCOME FUND     INCOME FUND    INCOME FUND
                         -----------   --------------   -----------
Commitment fees ......       $933          $1,084           $751

8. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At August 31, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                             168 | Semiannual Report

Franklin Tax-Free Trust

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through October 16, 2009, the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ACA     -  American Capital Access Holdings Inc.
AMBAC   -  American Municipal Bond Assurance Corp.
BHAC    -  Berkshire Hathaway Assurance Corp.
CDA     -  Community Development Authority/Agency
CDD     -  Community Development District
CDR     -  Community Development Revenue
CIFG    -  CDC IXIS Financial Guaranty
COP     -  Certificate of Participation
CRDA    -  Community Redevelopment Authority/Agency
EDA     -  Economic Development Authority
EDC     -  Economic Development Corp.
EDR     -  Economic Development Revenue
ETM     -  Escrow to Maturity
FGIC    -  Financial Guaranty Insurance Co.
FHA     -  Federal Housing Authority/Agency
FNMA    -  Federal National Mortgage Association
FSA     -  Financial Security Assurance Inc.
GARB    -  General Airport Revenue Bonds
GNMA    -  Government National Mortgage Association
GO      -  General Obligation
HDA     -  Housing Development Authority/Agency
HDC     -  Housing Development Corp.
HFA     -  Housing Finance Authority/Agency
HFAR    -  Housing Finance Authority Revenue
HFC     -  Housing Finance Corp.
IDA     -  Industrial Development Authority/Agency
IDAR    -  Industrial Development Authority Revenue
IDB     -  Industrial Development Bond/Board
IDR     -  Industrial Development Revenue
ISD     -  Independent School District
MF      -  Multi-Family
MFHR    -  Multi-Family Housing Revenue
MFMR    -  Multi-Family Mortgage Revenue
MFR     -  Multi-Family Revenue
NATL    -  National Public Financial Guarantee Corp.
PBA     -  Public Building Authority
PCFA    -  Pollution Control Financing Authority
PCR     -  Pollution Control Revenue
PFAR    -  Public Financing Authority Revenue
SF      -  Single Family
SFHR    -  Single Family Housing Revenue
SFM     -  Single Family Mortgage
SFMR    -  Single Family Mortgage Revenue
SFR     -  Single Family Revenue
VHA     -  Volunteer Hospital of America
XLCA    -  XL Capital Assurance


                             Semiannual Report | 169

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             170 | Semiannual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800)DIAL BEN/(800)342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)

Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities
Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)    One Franklin Parkway
                                            San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 S2009 10/09






AUGUST 31, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

                                   (GRAPHIC)

                                                                 TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Municipal Bond Market Overview ...........................................     4
Investment Strategy and Manager's Discussion .............................     6
Franklin Arizona Tax-Free Income Fund ....................................     7
Franklin Colorado Tax-Free Income Fund ...................................    15
Franklin Connecticut Tax-Free Income Fund ................................    24
Franklin Double Tax-Free Income Fund .....................................    32
Franklin Federal Intermediate-Term Tax-Free Income Fund ..................    40
Franklin Federal Limited-Term Tax-Free Income Fund .......................    47
Franklin High Yield Tax-Free Income Fund .................................    53
Franklin New Jersey Tax-Free Income Fund .................................    61
Franklin Oregon Tax-Free Income Fund .....................................    69
Franklin Pennsylvania Tax-Free Income Fund ...............................    77
Financial Highlights and Statements of Investments .......................    85
Financial Statements .....................................................   204
Notes to Financial Statements ............................................   218
Shareholder Information ..................................................   237

Shareholder Letter

Dear Shareholder:

In the second quarter of 2009, U.S. economic activity, though still contracting, showed improvement over that of the previous two quarters. Recent economic releases pointed to an easing of the global recession, and the debate began about whether the U.S. recession is over. Although most economists predicted positive U.S. growth for the second half of 2009, many expected growth would be sluggish as consumers and the financial system continued to climb out of debt.

The municipal bond market experienced a healthy rebound in the six-month period under review. Most major financial markets showed signs of recovery as well, and equity markets staged a strong rally since March.

The federal funds target rate remained unchanged over the period; however, the Federal Reserve Board (Fed) was very active. In response to the financial crisis in 2008, the Fed not only cut the federal funds target rate to a 0% to 0.25% range, it also employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all to encourage long interest rates to move lower. However, Treasury yields increased over the period as 2008's flight to quality started to reverse.

Treasury and Fed policies implemented in the fourth quarter of 2008 and in 2009 helped the markets recover somewhat from the panic that gripped them in late 2008. With improved confidence in the banking system, financial markets started a process of repair. Treasury bond yields hit their low for the year in December 2008 and U.S. equity markets bottomed in the first quarter of 2009.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. The Fed chairman began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. At this point, the timing of these actions is uncertain.

The municipal bond market also started to bounce back in the first quarter of 2009. For the six months under review, the Barclays Capital (BC) Municipal Bond Index returned +5.61%, and securities with maturities 22 years and longer, which make up a good portion of our long-term funds, returned +10.36%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed semiannual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Long Bond Index is the long (22+ years) component of the BC Municipal Bond Index.


                     2 | Not part of the semiannual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Municipal Bond Market Overview

During the six-month period ended August 31, 2009, the municipal bond market posted an impressive +5.61% total return, as measured by the Barclay's Capital
(BC) Municipal Bond Index.(1) The last time it posted a March through August return of this magnitude was 2000; such returns are atypical for the usually docile municipal bond market.(1) In comparison, over the past 10 years, the average six-month total return for the BC Municipal Bond Index was +2.49%.(1) The municipal bond market posted not only strong absolute performance but also strong relative performance when compared to the Treasury market, as the BC U.S. Treasury Index returned +0.39% for the reporting period.(2)

Among the many factors that affected municipal bond prices during the six-month period, confidence over issuers' abilities to repay funds, the purchasing power of those repaid dollars, and the supply of tax-free municipal bonds had a major impact on municipal bond prices. Due to a changing economic landscape, rating downgrades of bond insurers, and reconciliation between corporate and municipal rating scales, many municipal bonds were re-rated during the period. Rating activity in the first six months of 2009 was generally positive, with both Moody's and Standard & Poor's (S&P) issuing more upgrades of municipalities than downgrades. During the first half of 2009, S&P raised the ratings of 1,367 issues while downgrading 269, and Moody's elevated the rating of 223 issues while downgrading 65 issues. Recent positive rating actions coupled with a long-term default rate for investment-grade municipal bonds of less than 1% helped remind investors of the asset class's underlying credit strength.(3) Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 13.25%, compared with the BC Aaa Municipal Bond Index's +3.65% total return.(4)

From March through August 2009, each month's annualized inflation rate as measured by the Consumer Price Index (CPI) was negative, marking the first 12-month declines since 1955.(5) In addition, the Congressional Budget Office

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(2.) Source: (C) 2009 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(3.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.

(4.) Source: (C) 2009 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

(5.) Source: Bureau of Labor Statistics.


                             4 | Semiannual Report

(CBO) forecast the CPI will remain below 2% through 2019. Historically, a low inflation outlook has provided confidence for fixed income investors that future cash flow from their bond investments will retain purchasing power. However, the CBO's estimate for temperate inflation did not cause the yield curve to level off, and the yield difference between short- and long-term municipal bonds averaged a spread of 438 basis points (100 basis points equal one percentage point) for the six-month period, as measured by the Securities Industry and Financial Market Association (SIFMA) 7-day Index and the Bloomberg Fair Value 30-Year AAA Index.(6) The 10-year average using the same indexes was 244 basis points.(6) If the CBO's estimate of future inflation is realized, then buyers of longer term bonds will reap the rewards of attractive returns over inflation.

Tax-free bond supply also affected municipal bond market performance over the past six months. Thus far in 2009, tax-exempt bond issuance contracted 18% compared with the same period in 2008.(7) In August 2009 alone, tax-exempt new-issue supply declined 23.3% compared with August 2008.(7) The lack of tax-free offerings left investors with fewer bonds to construct their portfolios and helped drive municipal bond prices higher. Details of the supply picture during the period are noteworthy because the way municipalities accessed capital markets underwent a structural change. In February 2009 the American Recovery and Reinvestment Act was signed into law, allowing municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bonds. This rebate allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. These new municipal bonds, known as Build America Bonds, are likely to suppress future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced supply during the reporting period, we looked for opportunities to keep portfolios fully invested in longer term maturity bonds, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On August 31, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(6.) Sources: Thomson Financial; Bloomberg LP. The SIFMA 7-Day Index is produced by Municipal Market Data and is composed of actual auction rate securities issues provided by broker dealers and auction agents. The Bloomberg Fair Value 30-Year AAA Index is an index derived from data points on Bloomberg's option-free Fair Market Curve consisting of municipal general obligation bonds.

(7.) Source: www.bondbuyer.com, "BABs Help Pump Up Volume," 9/1/09.


                              Semiannual Report | 5

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund's portfolio becomes progressively more diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             6 | Semiannual Report

Franklin Arizona Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*

Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                  (PIE CHART)

AAA                 9.0%
AA                 40.3%
A                  16.9%
BBB                21.9%
Not Rated by S&P   11.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.5%      3.0%
AA or Aa                    --       0.2%
A                          2.4%      2.2%
BBB or Baa                 1.4%      1.5%
Below Investment Grade      --       0.7%
                           ---       ---
Total                      4.3%      7.6%
                           ---       ---

We are pleased to bring you Franklin Arizona Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.18 on February 28, 2009, to $10.60 on August 31, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 89.


                              Semiannual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund

                          DIVIDEND PER SHARE
         ----------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS
------   ----------   ----------   ----------   -------------
March    4.06 cents   3.60 cents   3.60 cents     4.14 cents
April    4.06 cents   3.60 cents   3.60 cents     4.14 cents
May      4.06 cents   3.60 cents   3.60 cents     4.14 cents
June     4.06 cents   3.57 cents   3.57 cents     4.14 cents
July     4.06 cents   3.57 cents   3.57 cents     4.14 cents
August   4.06 cents   3.57 cents   3.57 cents     4.14 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 24.70 cents per share for the same period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.40% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $11.07 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Arizona personal income tax bracket of 37.95% would need to earn a distribution rate of 7.09% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Arizona's economy continued to weaken along with the national economy and was further hampered by a distressed residential real estate market. Falling home prices and a high foreclosure rate plagued the state's housing market and in turn had a significant negative impact on employment growth and revenue trends. As of August 2009, the state's unemployment rate was 9.1%, compared to the country's 9.7% rate.(3) Population growth slowed but continued to support the state's diverse economy.

Arizona's revenue environment rapidly deteriorated in fiscal year 2009, with sales and income tax collections well below forecasts and Medicaid costs escalating. After making a number of budget-balancing adjustments throughout the reporting period, in February 2009 the state enacted a revised budget for fiscal

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             8 | Semiannual Report
year 2009 to bridge a $1.6 billion shortfall.(4) The revised budget included cost-control measures such as spending reductions, fund sweeps and temporary federal assistance. Despite these actions, the state estimated a net $250 million shortfall in fiscal year 2009 caused by revenue declines and delayed federal stimulus payments.(4)

The Arizona legislature passed a budget for fiscal year 2010 on June 30, 2009. Governor Jan Brewer used her line-item veto authority to eliminate a number of spending restrictions before signing the budget into law. In July 2009, Brewer called the legislature for a special session, and the two parties were not able to agree on a budget revision that included a sales tax increase, a feature the legislature refused to pass. On August 25, 2009, the legislature strategically ended its special session to provide Brewer with an additional 10 days to sign, veto or allow the budget plan to become law without her signature. The state is required by its constitution to balance its budget.

Arizona's net tax-supported debt as a percentage of personal income was 2.5% and debt per capita was $807 compared with the 2.5% and $865 national medians.(5) Arizona, in accordance with its state constitution, cannot issue general obligation bonds and instead relies on sales tax, gas tax and appropriation-backed debt designated primarily for highway projects and school facility needs. Standard & Poor's assigned Arizona an issuer credit rating of AA with a negative outlook based on the state's weak real estate market, employment growth and revenue trends as well as its recent general fund deficits.(6)

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Standard & Poor's, "State Review: Arizona," RATINGSDIRECT, 8/21/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     22.4%
Utilities                                       18.5%
Hospital & Health Care                          18.4%
Higher Education                                10.5%
Other Revenue                                    7.3%
Subject to Government Appropriations             6.7%
Tax-Supported                                    6.0%
General Obligation                               5.3%
Transportation                                   3.9%
Housing                                          1.0%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 9

Performance Summary as of 8/31/09

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTAZX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.42    $10.60    $10.18
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2470

CLASS B (SYMBOL: FBAZX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.43    $10.67    $10.24
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2181

CLASS C (SYMBOL: FAZIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.44    $10.73    $10.29
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2180

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   2/28/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.44    $10.62    $10.18
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2519


                             10 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                        -------          ------   ------   -------
Cumulative Total Return(1)                      +6.62%           +4.74%  +19.50%   +57.53%
Average Annual Total Return(2)                  +2.11%           +0.30%   +2.73%    +4.20%
Avg. Ann. Total Return (9/30/09)(3)                             +10.61%   +3.44%    +4.64%
   Distribution Rate(4)                                  4.40%
   Taxable Equivalent Distribution Rate(5)               7.09%
   30-Day Standardized Yield(6)                          3.57%
   Taxable Equivalent Yield(5)                           5.75%
   Total Annual Operating Expenses(7)                    0.62%

                                                                                  INCEPTION
CLASS B                                        6-MONTH          1-YEAR   5-YEAR    (2/1/00)
-------                                        -------          ------   ------   ---------
Cumulative Total Return(1)                      +6.39%           +4.24%  +16.28%   +56.07%
Average Annual Total Return(2)                  +2.39%           +0.24%   +2.72%    +4.75%
Avg. Ann. Total Return (9/30/09)(3)                             +10.87%   +3.42%    +5.16%
   Distribution Rate(4)                                  4.04%
   Taxable Equivalent Distribution Rate(5)               6.51%
   30-Day Standardized Yield(6)                          3.20%
   Taxable Equivalent Yield(5)                           5.16%
   Total Annual Operating Expenses(7)                    1.17%

CLASS C                                        6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                        -------          ------   ------   -------
Cumulative Total Return(1)                      +6.46%           +4.21%  +16.38%   +49.35%
Average Annual Total Return(2)                  +5.46%           +3.21%   +3.08%    +4.09%
Avg. Ann. Total Return (9/30/09)(3)                             +13.89%   +3.78%    +4.53%
   Distribution Rate(4)                                  3.99%
   Taxable Equivalent Distribution Rate(5)               6.43%
   30-Day Standardized Yield(6)                          3.21%
   Taxable Equivalent Yield(5)                           5.17%
   Total Annual Operating Expenses(7)                    1.17%

ADVISOR CLASS(8)                               6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                               -------          ------   ------   -------
Cumulative Total Return(1)                      +6.87%           +5.04%  +19.85%   +58.00%
Average Annual Total Return(2)                  +6.87%           +5.04%   +3.69%    +4.68%
Avg. Ann. Total Return (9/30/09)(3)                             +15.80%   +4.40%    +5.13%
   Distribution Rate(4)                                  4.68%
   Taxable Equivalent Distribution Rate(5)               7.54%
   30-Day Standardized Yield(6)                          3.83%
   Taxable Equivalent Yield(5)                           6.17%
   Total Annual Operating Expenses(7)                    0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Arizona personal income tax rate of 37.95%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +5.51% and +4.70%.


                             12 | Semiannual Report

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 3/1/09      VALUE 8/31/09    PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,066.20              $3.28
Hypothetical (5% return before expenses)         $1,000           $1,022.03              $3.21
CLASS B
Actual                                           $1,000           $1,063.90              $6.03
Hypothetical (5% return before expenses)         $1,000           $1,019.36              $5.90
CLASS C
Actual                                           $1,000           $1,064.60              $6.14
Hypothetical (5% return before expenses)         $1,000           $1,019.26              $6.01
ADVISOR CLASS
Actual                                           $1,000           $1,068.70              $2.76
Hypothetical (5% return before expenses)         $1,000           $1,022.53              $2.70

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.16%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             14 | Semiannual Report

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                   (PIE CHART)

AAA ...............   16.3%
AA ................   20.4%
A .................   30.6%
BBB ...............   11.6%
Not Rated by S&P ..   21.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.3%      6.3%
AA or Aa       5.3%      0.1%
A              8.0%      0.7%
BBB or Baa      --       0.4%
              ----       ---
Total         13.6%      7.5%
              ----       ---

We are pleased to bring you Franklin Colorado Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 97.


                             Semiannual Report | 15

DIVIDEND DISTRIBUTIONS*

Franklin Colorado Tax-Free Income Fund

                      DIVIDEND PER SHARE
         --------------------------------------------
MONTH      CLASS A     CLASS C       ADVISOR CLASS**
-----    ----------   ----------   ------------------
March    4.32 cents   3.84 cents               --
April    4.32 cents   3.84 cents               --
May      4.32 cents   3.84 cents               --
June     4.32 cents   3.80 cents               --
July     4.32 cents   3.80 cents       0.71 cents
August   4.32 cents   3.80 cents       4.41 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.79 on February 28, 2009, to $11.39 on August 31, 2009. The Fund's Class A shares paid dividends totaling 26.29 cents per share for the same period.(2) The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.36% based on an annualization of the current 4.32 cent per share dividend and the maximum offering price of $11.90 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 7.03% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Although Colorado's economy slowed during the reporting period and experienced increased job losses and decreased retail and housing market sales, the state's diverse industry base and highly educated workforce helped support its economy. The state's population continued to grow, and in-migration resulted

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             16 | Semiannual Report
in an increasingly high concentration of well-educated workers that contributed to income, employment and population trends that were better than national averages. As of August 2009, Colorado's unemployment rate was 7.3%, compared to the country's 9.7% rate.(3)

During the reporting period, Colorado's finances were impacted by lower personal income tax revenues, which led to a 13.6% decline in gross general fund revenues compared with the previous year.(4) Revenues collected from sales and use taxes and corporate income taxes also declined significantly. In response, the state enacted a number of budget balancing measures, such as reducing general fund growth appropriations and transferring balances from various cash funds. Colorado also received federal stimulus money in the form of improved Medicaid funding.

Fiscal year 2010 gross general fund revenues were projected to rise by 7% from the prior year, driven by increases in individual income, sales and use taxes.(4) Despite these increases, the state's fiscal growth level was projected to be well below the peaks experienced in fiscal year 2008. The state's conservative projections predicted a $384 million budget gap for fiscal year 2010.(4) In response, the governor announced permanent and ongoing expense reductions.

Colorado's net tax-supported debt as a percentage of personal income was 0.8% and debt per capita was $340 compared with the 2.5% and $865 national medians.(5) Colorado has very low debt levels due to constitutional limitations on long-term general obligation debt issuance, with state tax-supported debt consisting largely of general fund lease obligations. The state's balanced operations aided by quarterly revenue forecasts and midyear budget adjustments led independent credit rating agency Standard & Poor's to assign Colorado an issuer credit rating of AA with a stable outlook.(6)

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "State Review: Colorado," RATINGSDIRECT,
     7/15/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN

Franklin Colorado Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Hospital & Health Care                          18.1%
Prerefunded                                     18.1%
Utilities                                       16.9%
Higher Education                                13.3%
Tax-Supported                                   11.7%
General Obligation                               9.8%
Subject to Government Appropriations             6.2%
Transportation                                   2.6%
Housing                                          1.9%
Other Revenue                                    1.3%
Corporate-Backed                                 0.1%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 17

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             18 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRCOX)                     CHANGE   8/31/09   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.60    $11.39    $10.79
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2629

CLASS C (SYMBOL: FCOIX)                     CHANGE   8/31/09   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.61    $11.49    $10.88
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2323

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   8/31/09   7/15/09
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$0.17    $11.39    $11.22
DISTRIBUTIONS (7/16/09-8/31/09)
Dividend Income                   $0.0664


                             Semiannual Report | 19

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +8.07%           +3.97%  +19.07%  +59.30%
Average Annual Total Return(2)                +3.47%           -0.45%   +2.66%   +4.31%
Avg. Ann. Total Return (9/30/09)(3)                           +10.49%   +3.44%   +4.79%
   Distribution Rate(4)                                4.36%
   Taxable Equivalent Distribution Rate(5)             7.03%
   30-Day Standardized Yield(6)                        3.72%
   Taxable Equivalent Yield(5)                         6.00%
   Total Annual Operating Expenses(7)                  0.66%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                     +7.81%          +3.46%  +15.89%   +50.88%
Average Annual Total Return(2)                 +6.81%          +2.46%   +2.99%    +4.20%
Avg. Ann. Total Return (9/30/09)(3)                           +13.76%   +3.77%    +4.68%
   Distribution Rate(4)                                3.97%
   Taxable Equivalent Distribution Rate(5)             6.40%
   30-Day Standardized Yield(6)                        3.37%
   Taxable Equivalent Yield(5)                         5.44%
   Total Annual Operating Expenses(7)                  1.21%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                     +8.08%          +3.98%  +19.08%  +59.32%
Average Annual Total Return(2)                 +8.08%          +3.98%   +3.55%   +4.77%
Avg. Ann. Total Return (9/30/09)(3)                           +15.44%   +4.34%   +5.25%
   Distribution Rate(4)                                4.65%
   Taxable Equivalent Distribution Rate(5)             7.50%
   30-Day Standardized Yield(6)                        3.99%
   Taxable Equivalent Yield(5)                         6.44%
   Total Annual Operating Expenses(7)                  0.56%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             20 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +2.11%.


                             Semiannual Report | 21

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             22 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,080.70             $3.46
Hypothetical (5% return before expenses)         $1,000           $1,021.88             $3.36
CLASS C
Actual                                           $1,000           $1,078.10             $6.34
Hypothetical (5% return before expenses)         $1,000           $1,019.11             $6.16
ADVISOR CLASS
Actual (7/15/09-8/31/09)                         $1,000           $1,021.10             $0.74
Hypothetical (5% return before expenses)         $1,000           $1,022.38             $2.85

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 48/365 to reflect the number of days since inception.


                             Semiannual Report | 23

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                   (PIE CHART)

AAA................   24.5%
AA.................   13.1%
A..................   24.3%
BBB................   24.3%
Not Rated by S&P...   13.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 1.1%      2.0%
AA or Aa                   0.8%      0.9%
A                          6.2%      0.9%
BBB or Baa                 0.5%      0.5%
Below Investment Grade     0.9%       --
                           ---       ---
Total                      9.5%      4.3%
                           ---       ---

We are pleased to bring you Franklin Connecticut Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.18 on February 28, 2009 to $10.67 on August 31, 2009. The Fund's


(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 105.


                             24 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund

                   DIVIDEND PER SHARE
         -----------------------------------------
MONTH      CLASS A      CLASS C    ADVISOR CLASS**
------   ----------   ----------   ---------------
March    3.75 cents   3.29 cents        --
April    3.75 cents   3.29 cents        --
May      3.75 cents   3.29 cents        --
June     3.78 cents   3.30 cents        --
July     3.78 cents   3.30 cents      0.80 cents
August   3.78 cents   3.30 cents      3.86 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 23.17 cents per share for the same period.(2) The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07% based on an annualization of the current 3.78 cent per share dividend and the maximum offering price of $11.14 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Connecticut personal income tax bracket of 38.25% would need to earn a distribution rate of 6.59% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Connecticut's diverse and highly developed economy continued to weaken during the review period. As the ongoing national recession deepened, Connecticut's unemployment rate, while not high compared with the nation's 9.7% rate, steadily climbed until reaching its peak of 8.1% in August 2009.(3) Most sectors lost jobs, and construction, mining and logging, and manufacturing posted the largest declines. These job losses hurt Connecticut's real estate market, and although it was spared the brunt of the foreclosure crisis, the local foreclosure rate reached 6% and home prices fell.(4)

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: THE HARTFORD COURANT, "Connecticut Mortgages: 1 in 17 in
     Foreclosure or Overdue," 8/21/09.


                             Semiannual Report | 25

Shortly before midnight on August 30, 2009, Connecticut's House of Representatives approved a $37.6 billion budget plan for fiscal years 2010-2011, ending a two-month partisan standoff about how to close the state's projected $8.5 billion cumulative deficit.(5) Key features included reductions in estate taxes for the wealthy and sales taxes for everyone and an increase in income tax for couples earning more than $1 million a year. The budget plan also cut $3.1 billion from the state's current services budget and called for borrowing $1.3 billion in securitization of future state revenues.(5) The Senate passed the budget plan on August 31, and restored some spending cuts to appease the governor.

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund 8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Higher Education                                21.7%
Utilities                                       16.2%
Prerefunded                                     16.2%
Other Revenue                                   13.2%
Hospital & Health Care                          10.6%
General Obligation                               7.4%
Housing                                          6.2%
Tax-Supported                                    5.8%
Corporate-Backed                                 1.2%
Subject to Government Appropriations             0.8%
Transportation                                   0.7%

*    Does not include short-term investments and other net assets.

Connecticut's net tax-supported debt as a percentage of personal income was 8.2% and debt per capita was $4,490 compared with the 2.5% and $865 national medians.(6) Connecticut's debt levels were high but manageable. The state's good reserve levels, high wealth and income levels, and sustainable and diverse economic base led independent credit rating agency Standard & Poor's to assign Connecticut's general obligation bonds a long-term rating of AA with a stable outlook.(7)

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(5.) Source: THE DAY, "Two Months Behind Schedule, House Passes $37.6 Billion
     2010-2011 Budget," 9/1/09.

(6.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(7.) This does not indicate Standard & Poor's rating of the Fund.


                             26 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FXCTX)                     CHANGE   8/31/09   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.49    $10.67    $10.18
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2317

CLASS C (SYMBOL: FCTIX)                     CHANGE   8/31/09   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.49    $10.73    $10.24
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2027

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   8/31/09   7/15/09
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$0.22    $10.67    $10.45
DISTRIBUTIONS (7/16/09-8/31/09)
Dividend Income                   $0.0587


                             Semiannual Report | 27

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +7.16%           +4.23%  +20.48%   +58.24%
Average Annual Total Return(2)                +2.62%           -0.15%   +2.89%    +4.25%
Avg. Ann. Total Return (9/30/09)(3)                            +9.02%   +3.52%    +4.66%
   Distribution Rate(4)                                4.07%
   Taxable Equivalent Distribution Rate(5)             6.59%
   30-Day Standardized Yield(6)                        3.61%
   Taxable Equivalent Yield(5)                         5.85%
   Total Annual Operating Expenses(7)                  0.68%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.82%           +3.64%  +17.21%   +49.90%
Average Annual Total Return(2)                +5.82%           +2.64%   +3.23%    +4.13%
Avg. Ann. Total Return (9/30/09)(3)                           +12.27%   +3.87%    +4.54%
   Distribution Rate(4)                                3.68%
   Taxable Equivalent Distribution Rate(5)             5.96%
   30-Day Standardized Yield(6)                        3.23%
   Taxable Equivalent Yield(5)                         5.23%
   Total Annual Operating Expenses(7)                  1.23%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +7.17%           +4.24%  +20.49%   +58.26%
Average Annual Total Return(2)                +7.17%           +4.24%   +3.80%    +4.70%
Avg. Ann. Total Return (9/30/09)(3)                           +13.78%   +4.41%    +5.11%
   Distribution Rate(4)                                4.34%
   Taxable Equivalent Distribution Rate(5)             7.03%
   30-Day Standardized Yield(6)                        3.86%
   Taxable Equivalent Yield(5)                         6.25%
   Total Annual Operating Expenses(7)                  0.58%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             28 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Connecticut personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +2.67%.


                             Semiannual Report | 29

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             30 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,071.60             $3.50
Hypothetical (5% return before expenses)         $1,000           $1,021.83             $3.41
CLASS C
Actual                                           $1,000           $1,068.20             $6.36
Hypothetical (5% return before expenses)         $1,000           $1,019.06             $6.21
ADVISOR CLASS
Actual (7/15/09-8/31/09)                         $1,000           $1,026.70             $0.76
Hypothetical (5% return before expenses)         $1,000           $1,022.33             $2.91

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 48/365 to reflect the number of days since inception.


                             Semiannual Report | 31

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and state personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1) The Fund focuses on municipal securities issued by U.S. territories such as Puerto Rico, Guam and the U.S. Virgin Islands.

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
8/31/09

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               20.2%
AA                                 5.5%
A                                 12.2%
BBB                               56.2%
Below Investment Grade             0.4%
Not Rated by S&P                   5.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       0.1%
BBB or Baa     4.5%      0.9%
               ---       ---
Total          4.5%      1.0%
               ---       ---

We are pleased to bring you Franklin Double Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.54 on February 28, 2009, to $11.10 on August 31, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 113.


                             32 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Double Tax-Free Income Fund

                      DIVIDEND PER SHARE
         --------------------------------------------
MONTH      CLASS A      CLASS C      ADVISOR CLASS**
-----    ----------   ----------   ------------------
March    4.22 cents   3.77 cents             --
April    4.22 cents   3.77 cents             --
May      4.22 cents   3.77 cents             --
June     4.22 cents   3.74 cents             --
July     4.22 cents   3.74 cents           0.70 cents
August   4.22 cents   3.74 cents           4.31 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 25.68 cents per share for the same period.(2) The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.37% based on an annualization of the current 4.22 cent per share dividend and the maximum offering price of $11.59 on August 31, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.72% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details. Franklin Double Tax-Free Income Fund was the first mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do this by focusing on investing in U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, where income from their own municipal securities may be fully taxable.

The Fund was well diversified with 105 different positions across 10 different sectors as of August 31, 2009. Issuers represented in the portfolio included

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 33

PORTFOLIO BREAKDOWN
Franklin Double Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                            19.0%
Utilities                                     15.6%
Prerefunded                                   15.1%
Tax-Supported                                 12.7%
Transportation                                10.7%
Subject to Government Appropriations           9.5%
Other Revenue                                  7.2%
Housing                                        4.3%
Higher Education                               3.4%
Hospital & Health Care                         2.5%

*    Does not include short-term investments and other net assets.

Puerto Rico (80.3% of the Fund's total long-term investments), U.S. Virgin Islands (13.0%) and Guam (6.7%).

Many municipal bond funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper has also helped to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             34 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FPRTX)                     CHANGE   8/31/09   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.56    $11.10    $10.54
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2568

CLASS C (SYMBOL: FPRIX)                     CHANGE   8/31/09   2/28/09
-----------------------                     ------   -------   -------

Net Asset Value (NAV)                       +$0.56    $11.14    $10.58
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2282

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   8/31/09   7/15/09
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$0.32    $11.10    $10.78
DISTRIBUTIONS (7/16/09-8/31/09)
Dividend Income                   $0.0649


                             Semiannual Report | 35

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +7.85%          +1.53%   +16.15%  +54.45%
Average Annual Total Return(2)                +3.25%          -2.79%    +2.14%   +3.99%
Avg. Ann. Total Return (9/30/09)(3)                           +9.53%    +3.17%   +4.56%
   Distribution Rate(4)                                4.37%
   Taxable Equivalent Distribution Rate(5)             6.72%
   30-Day Standardized Yield(6)                        4.23%
   Taxable Equivalent Yield(5)                         6.51%
   Total Annual Operating Expenses(7)                  0.68%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +7.54%           +0.97%  +12.96%  +46.30%
Average Annual Total Return(2)                +6.54%           +0.01%   +2.47%   +3.88%
Avg. Ann. Total Return (9/30/09)(3)                           +12.77%   +3.49%   +4.45%
   Distribution Rate(4)                                3.97%
   Taxable Equivalent Distribution Rate(5)             6.11%
   30-Day Standardized Yield(6)                        3.89%
   Taxable Equivalent Yield(5)                         5.98%
   Total Annual Operating Expenses(7)                  1.23%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                   +7.86%            +1.54%  +16.16%  +54.47%
Average Annual Total Return(2)               +7.86%            +1.54%   +3.04%   +4.44%
Avg. Ann. Total Return (9/30/09)(3)                           +14.56%   +4.10%   +5.03%
   Distribution Rate(4)                                4.66%
   Taxable Equivalent Distribution Rate(5)             7.17%
   30-Day Standardized Yield(6)                        4.54%
   Taxable Equivalent Yield(5)                         6.98%
   Total Annual Operating Expenses(7)                  0.58%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             36 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE MUNICIPAL SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of the report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +3.58%.


                             Semiannual Report | 37

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             38 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                          $1,000            $1,078.50             $3.56
Hypothetical (5% return before expenses)        $1,000            $1,021.78             $3.47
CLASS C
Actual                                          $1,000            $1,075.40             $6.43
Hypothetical (5% return before expenses)        $1,000            $1,019.00             $6.26
ADVISOR CLASS
Actual (7/15/09-8/31/09)                        $1,000            $1,035.80             $0.78
Hypothetical (5% return before expenses)        $1,000            $1,022.28             $2.96

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68%; C: 1.23%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 48/365 to reflect the number of days since inception.


                             Semiannual Report | 39

Franklin Federal Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of three to 10 years.

CREDIT QUALITY BREAKDOWN*

Franklin Federal Intermediate-Term Tax-Free Income Fund
8/31/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               30.9%
AA                                23.6%
A                                 31.1%
BBB                                8.1%
Below Investment Grade             0.5%
Not Rated by S&P                   5.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**  Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa       --      0.3%
AA or Aa       2.0%      0.3%
A              1.0%      0.9%
BBB or Baa     1.2%      0.1%
               ---       ---
Total          4.2%      1.6%
               ---       ---

We are pleased to bring you Franklin Federal Intermediate-Term Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.99 on February 28, 2009, to $11.31 on August 31, 2009. The Fund's


(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 120.


                             40 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Federal Intermediate-Term Tax-Free Income Fund

                    DIVIDEND PER SHARE
         ---------------------------------------
MONTH     CLASS A      CLASS C     ADVISOR CLASS
-----    ----------   ----------   -------------
March    3.68 cents   3.17 cents     3.77 cents
April    3.68 cents   3.17 cents     3.77 cents
May      3.68 cents   3.17 cents     3.77 cents
June     3.68 cents   3.16 cents     3.77 cents
July     3.68 cents   3.16 cents     3.77 cents
August   3.68 cents   3.16 cents     3.77 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 22.39 cents per share for the same period.(2) The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.82% based on an annualization of the current 3.68 cent per share dividend and the maximum offering price of $11.57 on August 31, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.88% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PORTFOLIO BREAKDOWN

Franklin Federal Intermediate-Term
Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       21.9%
General Obligation                              21.6%
Subject to Government Appropriations            15.8%
Hospital & Health Care                          13.1%
Other Revenue                                    8.9%
Transportation                                   7.1%
Tax-Supported                                    4.8%
Prerefunded                                      3.2%
Higher Education                                 1.9%
Corporate-Backed                                 0.9%
Housing                                          0.8%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 41

Performance Summary as of 8/31/09

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKITX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $11.31    $10.99
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2239

CLASS C (SYMBOL: FCITX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $11.33    $11.01
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.1925

ADVISOR CLASS (SYMBOL: FITZX)              CHANGE   8/31/09   2/28/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.32    $11.32    $11.00
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2294


                             42 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                      -------           ------   ------   -------
Cumulative Total Return(1)                    +5.00%            +3.92%  +17.82%   +55.62%
Average Annual Total Return(2)                +2.66%            +1.59%   +2.86%    +4.28%
Avg. Ann. Total Return (9/30/09)(3)                            +10.37%   +3.52%    +4.65%
   Distribution Rate(4)                                3.82%
   Taxable Equivalent Distribution Rate(5)             5.88%
   30-Day Standardized Yield(6)                        3.42%
   Taxable Equivalent Yield(5)                         5.26%
   Total Annual Operating Expenses(7)                  0.68%

                                                                                 INCEPTION
CLASS C                                      6-MONTH           1-YEAR   5-YEAR    (7/1/03)
-------                                      -------           ------   ------   ---------
Cumulative Total Return(1)                    +4.69%            +3.34%  +14.58%   +18.02%
Average Annual Total Return(2)                +3.69%            +2.35%   +2.76%    +2.72%
Avg. Ann. Total Return (9/30/09)(3)                            +11.29%   +3.42%    +3.29%
   Distribution Rate(4)                                3.35%
   Taxable Equivalent Distribution Rate(5)             5.15%
   30-Day Standardized Yield(6)                        2.97%
   Taxable Equivalent Yield(5)                         4.57%
   Total Annual Operating Expenses(7)                  1.23%

ADVISOR CLASS(8)                             6-MONTH           1-YEAR   5-YEAR   10-YEAR
----------------                             -------           ------   ------   -------
Cumulative Total Return(1)                    +5.04%            +4.09%  +18.00%   +55.87%
Average Annual Total Return(2)                +5.04%            +4.09%   +3.37%    +4.54%
Avg. Ann. Total Return (9/30/09)(3)                            +13.11%   +4.03%    +4.90%
   Distribution Rate(4)                                4.00%
   Taxable Equivalent Distribution Rate(5)             6.15%
   30-Day Standardized Yield(6)                        3.60%
   Taxable Equivalent Yield(5)                         5.54%
   Total Annual Operating Expenses(7)                  0.58%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 43

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Dividends are generally subject to state and local taxes, if any.
     Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +10.30%.


                             44 | Semiannual Report

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,050.00             $3.41
Hypothetical (5% return before expenses)         $1,000           $1,021.88             $3.36
CLASS C
Actual                                           $1,000           $1,046.90             $6.24
Hypothetical (5% return before expenses)         $1,000           $1,019.11             $6.16
ADVISOR CLASS
Actual                                           $1,000           $1,050.40             $2.89
Hypothetical (5% return before expenses)         $1,000           $1,022.38             $2.85

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; C: 1.21%; and Advisor: 0.56%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             46 | Semiannual Report

Franklin Federal Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of five years or less.

CREDIT QUALITY BREAKDOWN*
Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                  (PIE CHART)

AAA......................   36.9%
AA.......................   27.4%
A........................   20.5%
BBB......................    4.9%
Not Rated by S&P.........   10.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
----------   -------   --------
AAA or Aaa     0.3%       --
AA or Aa       5.4%       --
A              0.2%      3.9%
BBB or Baa     0.5%       --
               ---       ---
Total          6.4%      3.9%
               ---       ---

We are pleased to bring you Franklin Federal Limited-Term Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 133.


                             Semiannual Report | 47

DIVIDEND DISTRIBUTIONS*
Franklin Federal Limited-Term
Tax-Free Income Fund - Class A

MONTH    DIVIDEND PER SHARE
------   ------------------
March        1.90 cents
April        1.90 cents
May          2.25 cents
June         2.25 cents
July         2.25 cents
August       2.25 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PORTFOLIO BREAKDOWN
Franklin Federal Limited-Term
Tax-Free Income Fund
8/31/09

                                              % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                             19.2%
Utilities                                      13.5%
Other Revenue                                  13.5%
Higher Education                               11.0%
Hospital & Health Care                         10.6%
Subject to Government Appropriations           10.6%
Tax-Supported                                  10.0%
Corporate-Backed                                6.0%
Transportation                                  3.8%
Housing                                         1.8%

*    Does not include short-term investments and other net assets.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.11 on February 28, 2009, to $10.22 on August 31, 2009. The Fund's Class A shares paid dividends totaling 13.08 cents per share for the same period.(2) The Performance Summary beginning on page 49 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.58%. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 3.97% from a taxable investment to match the Fund's Class A tax-free distribution rate.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             48 | Semiannual Report

Performance Summary as of 8/31/09

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FFTFX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.11    $10.22    $10.11
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.1308

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE.

                                                                                INCEPTION
CLASS A                                      6-MONTH          1-YEAR   5-YEAR    (9/2/03)
-------                                      -------          ------   ------   ---------
Cumulative Total Return(2)                    +2.39%          +4.14%   +15.58%   +17.84%
Average Annual Total Return(3)                +0.12%          +1.81%    +2.47%    +2.39%
Avg. Ann. Total Return (9/30/09)(4)                           +3.83%    +2.67%    +2.54%
   Distribution Rate(5)                                2.58%
   Taxable Equivalent Distribution Rate(6)             3.97%
   30-Day Standardized Yield(7)                        1.74%
   Taxable Equivalent Yield(6)                         2.68%
   Total Annual Operating Expenses(8)
      Without Waiver                                   1.03%
      With Waiver                                      0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) DO NOT EXCEED 0.35% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 6/30/10.


                             Semiannual Report | 49

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, BONDS WITH LONGER MATURITIES ARE MORE SENSITIVE TO INTEREST RATE CHANGES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower and yield for the period would have been 1.35%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the 2.25 cent per share current monthly dividend and the maximum offering price of $10.46 on 8/31/09.

(6.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(7.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             50 | Semiannual Report

Your Fund's Expenses

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 51

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $1,023.90              $2.55
Hypothetical (5% return before expenses)         $1,000           $1,022.68              $2.55

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             52 | Semiannual Report

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high current yield exempt from federal income tax by investing at least 80% of its total net assets in securities that pay interest free from such tax.(1) Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                  (PIE CHART)

AAA......................   10.9%
AA.......................    7.0%
A........................   21.1%
BBB......................   23.5%
Below Investment Grade...   13.6%
Not Rated by S&P.........   23.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.9%      3.0%
AA or Aa                   0.3%      0.5%
A                          1.8%      1.0%
BBB or Baa                 2.4%      1.3%
Below Investment Grade     3.5%      9.2%
                           ---      ----
Total                      8.9%     15.0%
                           ---      ----

We are pleased to bring you Franklin High Yield Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 145.


                             Semiannual Report | 53

DIVIDEND DISTRIBUTIONS*

Franklin High Yield Tax-Free Income Fund

                          DIVIDEND PER SHARE
         ----------------------------------------------------
MONTH     CLASS A      CLASS B       CLASS C    ADVISOR CLASS
-----    ----------   ----------   ----------   -------------
March    4.68 cents   4.32 cents   4.29 cents     4.74 cents
April    4.68 cents   4.32 cents   4.29 cents     4.74 cents
May      4.68 cents   4.32 cents   4.29 cents     4.74 cents
June     4.68 cents   4.27 cents   4.27 cents     4.75 cents
July     4.68 cents   4.27 cents   4.27 cents     4.75 cents
August   4.68 cents   4.27 cents   4.27 cents     4.75 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $8.75 on February 28, 2009, to $9.45 on August 31, 2009. The Fund's Class A shares paid dividends totaling 28.79 cents per share for the same period.(2) The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.69% based on an annualization of the current 4.68 cent per share dividend and the maximum offering price of $9.87 on August 31, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 8.75% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

During the reporting period, the Fund continued to generate high, current, tax-free income for its shareholders. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector. At period-end,

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             54 | Semiannual Report
we believed the Fund was well positioned for any changes in yield spreads or interest rates.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin High Yield Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
        `                              ----------------------
Utilities                                      26.5%**
Hospital & Health Care                         18.0%
Prerefunded                                    12.6%
Transportation                                 11.7%
Tax-Supported                                   8.3%
Corporate-Backed                                7.0%
Subject to Government Appropriations            5.3%
Other Revenue                                   5.0%
General Obligation                              3.3%
Housing                                         1.3%
Higher Education                                1.0%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                             Semiannual Report | 55

Performance Summary as of 8/31/09

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRHIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.70    $9.45     $8.75
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2879

CLASS B (SYMBOL: FYIBX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.71    $9.52     $8.81
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2640

CLASS C (SYMBOL: FHYIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.71    $9.57     $8.86
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2632

ADVISOR CLASS (SYMBOL: FHYVX)              CHANGE   8/31/09   2/28/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$0.70    $9.47     $8.77
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2920


                             56 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                   +11.46%           +0.24%  +16.18%  +49.13%
Average Annual Total Return(2)                +6.71%           -4.06%   +2.15%   +3.62%
Avg. Ann. Total Return (9/30/09)(3)                           +10.02%   +3.50%   +4.38%
   Distribution Rate(4)                                5.69%
   Taxable Equivalent Distribution Rate(5)             8.75%
   30-Day Standardized Yield(6)                        5.15%
   Taxable Equivalent Yield(5)                         7.92%
   Total Annual Operating Expenses(7)                  0.63%

CLASS B                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                   +11.21%           -0.30%  +13.04%  +42.76%
Average Annual Total Return(2)                +7.21%           -4.07%   +2.16%   +3.62%
Avg. Ann. Total Return (9/30/09)(3)                           +10.47%   +3.50%   +4.38%
   Distribution Rate(4)                                5.34%
   Taxable Equivalent Distribution Rate(5)             8.22%
   30-Day Standardized Yield(6)                        4.83%
   Taxable Equivalent Yield(5)                         7.43%
   Total Annual Operating Expenses(7)                  1.18%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                   +11.14%           -0.31%  +13.06%  +41.27%
Average Annual Total Return(2)               +10.14%           -1.25%   +2.49%   +3.52%
Avg. Ann. Total Return (9/30/09)(3)                           +13.38%   +3.84%   +4.26%
   Distribution Rate(4)                                5.33%
   Taxable Equivalent Distribution Rate(5)             8.20%
   30-Day Standardized Yield(6)                        4.87%
   Taxable Equivalent Yield(5)                         7.49%
   Total Annual Operating Expenses(7)                  1.18%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                   +11.48%           +0.33%  +16.52%  +49.57%
Average Annual Total Return(2)               +11.48%           +0.33%   +3.10%   +4.11%
Avg. Ann. Total Return (9/30/09)(3)                           +15.14%   +4.48%   +4.88%
   Distribution Rate(4)                                6.02%
   Taxable Equivalent Distribution Rate(5)             9.26%
   30-Day Standardized Yield(6)                        5.53%
   Taxable Equivalent Yield(5)                         8.51%
   Total Annual Operating Expenses(7)                  0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 57

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +6.98% and +1.86%.


                             58 | Semiannual Report

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 59

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING       EXPENSES
                                            ACCOUNT     ACCOUNT     PAID DURING
                                             VALUE       VALUE        PERIOD*
                                            3/1/09      8/31/09    3/1/09-8/31/09
                                           ---------   ---------   --------------
CLASS A
Actual                                      $1,000     $1,114.60        $3.30
Hypothetical (5% return before expenses)    $1,000     $1,022.08        $3.16
CLASS B
Actual                                      $1,000     $1,112.10        $6.23
Hypothetical (5% return before expenses)    $1,000     $1,019.31        $5.96
CLASS C
Actual                                      $1,000     $1,111.40        $6.23
Hypothetical (5% return before expenses)    $1,000     $1,019.31        $5.96
ADVISOR CLASS
Actual                                      $1,000     $1,114.80        $2.77
Hypothetical (5% return before expenses)    $1,000     $1,022.58        $2.65

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; C: 1.17%; and Advisor:
     0.52%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             60 | Semiannual Report

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
8/31/09

                          % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          21.8%
AA                           20.9%
A                            24.3%
BBB                          14.3%
Below Investment Grade        0.4%
Not Rated by S&P             18.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.2%      1.5%
AA or Aa                   2.2%      0.3%
A                          9.4%       --
BBB or Baa                 3.8%      0.3%
Below Investment Grade     0.6%       --
                          ----       ---
Total                     16.2%      2.1%
                          ----       ---

We are pleased to bring you Franklin New Jersey Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.29 on February 28, 2009, to $11.79 on August 31, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 176.


                             Semiannual Report | 61

DIVIDEND DISTRIBUTIONS*

Franklin New Jersey Tax-Free Income Fund

                          DIVIDEND PER SHARE
         ----------------------------------------------------
MONTH      CLASS A      CLASS B      CLASS C    ADVISOR CLASS
------   ----------   ----------   ----------   -------------
March    4.15 cents   3.65 cents   3.64 cents     4.24 cents
April    4.15 cents   3.65 cents   3.64 cents     4.24 cents
May      4.15 cents   3.65 cents   3.64 cents     4.24 cents
June     4.20 cents   3.67 cents   3.65 cents     4.30 cents
July     4.20 cents   3.67 cents   3.65 cents     4.30 cents
August   4.20 cents   3.67 cents   3.65 cents     4.30 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 25.73 cents per share for the same period.(2) The Performance Summary beginning on page 64 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.19% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $12.31 on August 31, 2009. An investor in the 2009 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 7.08% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

New Jersey's economy continued to suffer during the ongoing national recession. Despite a diverse economic base, the state experienced job losses and a slumping real estate market, which hampered income performance. As the recession deepened, New Jersey's unemployment rate mirrored the nation's and steadily climbed until reaching its peak of 9.7% in August 2009, a 32-year high that tied the 9.7% national rate.(3) Most sectors lost jobs, and the construction, manufacturing and professional and business services sectors posted the largest declines. The state's foreclosure rate fell up to 30% through the first half of 2009, in

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             62 | Semiannual Report
contrast with the national trend.(4) Industry watchers attributed the decline to the availability of state- and industry group-sponsored foreclosure prevention programs, the state's relatively small exposure to subprime loans and home prices that decreased less than national levels.

New Jersey's current fiscal year began on July 1, 2009. The fiscal year 2010 budget was less than fiscal year 2009's appropriation level and closed a projected $8.2 billion shortfall through cuts and reductions to baseline growth, use of federal stimulus funds, use of revenue enhancements and other actions.(5) Compared with the previous fiscal year's estimated revenues, fiscal year 2010's sales and gross income taxes were projected to rise, and corporate business tax revenues were budgeted to decline.

New Jersey's net tax-supported debt as a percentage of personal income was 7.3% and debt per capita was $3,621 compared with the 2.5% and $865 national medians.(6) Independent credit rating agency Standard & Poor's assigned New Jersey's general obligation bonds a rating of AA with a stable outlook.(7) The rating and outlook reflected the state's economic diversity, high wealth and income levels, and continued improvement in balancing resources and needs in an increasingly difficult economic environment.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: THE STAR-LEDGER, "New Jersey Foreclosure Rate Falling," 7/16/09.

(5.) Source: Standard & Poor's, "New Jersey; Note," RATINGSDIRECT, 8/5/09.

(6.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(7.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN

Franklin New Jersey Tax-Free Income Fund
8/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     25.7%
Hospital & Health Care                          17.6%
Subject to Government Appropriations            12.5%
Transportation                                  11.9%
Higher Education                                10.6%
Utilities                                        6.2%
Other Revenue                                    4.8%
Tax-Supported                                    4.6%
General Obligation                               4.0%
Housing                                          1.9%
Corporate-Backed                                 0.2%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 63

Performance Summary as of 8/31/09

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNJX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.50    $11.79    $11.29
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2573

CLASS B (SYMBOL: FNJBX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.50    $11.86    $11.36
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2255

CLASS C (SYMBOL: FNIIX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.51    $11.90    $11.39
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2246

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.50    $11.79    $11.29
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2631


                             64 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.78%           +4.34%  +21.40%   +63.22%
Average Annual Total Return(2)                +2.25%           -0.06%   +3.06%    +4.56%
Avg. Ann. Total Return (9/30/09)(3)                            +9.41%   +3.70%    +5.02%
   Distribution Rate(4)                                4.19%
   Taxable Equivalent Distribution Rate(5)             7.08%
   30-Day Standardized Yield(6)                        3.43%
   Taxable Equivalent Yield(5)                         5.80%
   Total Annual Operating Expenses(7)                  0.63%

CLASS B                                      6-MONTH          1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                      -------          ------   ------   ------------------
Cumulative Total Return(1)                    +6.44%           +3.75%  +18.10%       +60.71%
Average Annual Total Return(2)                +2.44%           -0.24%   +3.04%        +5.08%
Avg. Ann. Total Return (9/30/09)(3)                            +9.70%   +3.69%        +5.46%
   Distribution Rate(4)                                3.80%
   Taxable Equivalent Distribution Rate(5)             6.42%
   30-Day Standardized Yield(6)                        3.04%
   Taxable Equivalent Yield(5)                         5.14%
   Total Annual Operating Expenses(7)                  1.18%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.51%           +3.82%  +18.12%   +54.63%
Average Annual Total Return(2)                +5.51%           +2.82%   +3.39%    +4.46%
Avg. Ann. Total Return (9/30/09)(3)                           +12.74%   +4.05%    +4.90%
   Distribution Rate(4)                                3.79%
   Taxable Equivalent Distribution Rate(5)             6.41%
   30-Day Standardized Yield(6)                        3.05%
   Taxable Equivalent Yield(5)                         5.15%
   Total Annual Operating Expenses(7)                  1.18%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
----------------                             -------          ------   ------   -------
Cumulative Total Return(1)                    +6.83%           +4.45%  +21.54%   +63.41%
Average Annual Total Return(2)                +6.83%           +4.45%   +3.98%    +5.03%
Avg. Ann. Total Return (9/30/09)(3)                           +14.41%   +4.64%    +5.49%
   Distribution Rate(4)                                4.47%
   Taxable Equivalent Distribution Rate(5)             7.55%
   30-Day Standardized Yield(6)                        3.68%
   Taxable Equivalent Yield(5)                         6.22%
   Total Annual Operating Expenses(7)                  0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 65

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +5.45% and +4.65%.


                             66 | Semiannual Report

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 67

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,067.80             $3.28
Hypothetical (5% return before expenses)         $1,000           $1,022.03             $3.21
CLASS B
Actual                                           $1,000           $1,064.40             $6.14
Hypothetical (5% return before expenses)         $1,000           $1,019.26             $6.01
CLASS C
Actual                                           $1,000           $1,065.10             $6.14
Hypothetical (5% return before expenses)         $1,000           $1,019.26             $6.01
ADVISOR CLASS
Actual                                           $1,000           $1,068.30             $2.76
Hypothetical (5% return before expenses)         $1,000           $1,022.53             $2.70

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             68 | Semiannual Report

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                  (PIE CHART)

AAA                      23.6%
AA                       24.0%
A                        14.3%
BBB                      15.7%
Below Investment Grade    1.4%
Not Rated by S&P         21.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.8%      1.3%
AA or Aa                  10.4%       --
A                          6.3%      0.3%
BBB or Baa                 0.9%      0.8%
Below Investment Grade      --       0.2%
                          ----       ---
Total                     18.4%      2.6%
                          ----       ---

We are pleased to bring you Franklin Oregon Tax-Free Income Fund's semi-annual report for the period ended August 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 186.


                             Semiannual Report | 69

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund

                    DIVIDEND PER SHARE
         -----------------------------------------
MONTH      CLASS A      CLASS C    ADVISOR CLASS**
-----    ----------   ----------   ---------------
March    4.18 cents   3.67 cents             --
April    4.18 cents   3.67 cents             --
May      4.18 cents   3.67 cents             --
June     4.18 cents   3.66 cents             --
July     4.18 cents   3.66 cents     0.88 cents
August   4.18 cents   3.66 cents     4.27 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.21 on February 28, 2009, to $11.62 on August 31, 2009. The Fund's Class A shares paid dividends totaling 25.70 cents per share for the same period.(2) The Performance Summary beginning on page 72 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.06% based on an annualization of the current 4.11 cent per share dividend and the maximum offering price of $12.14 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Oregon personal income tax bracket of 40.85% would need to earn a distribution rate of 6.86% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

During the reporting period, Oregon's economy continued to weaken. As of August 2009, the state's 12.2% unemployment rate was the fourth highest in the nation.(3) For decades, Oregon's large exposure to the volatile high technology manufacturing and trade sectors both helped and hurt the local economy. During the recent, strong export market environment, high technology goods made up almost half of the state's total exports. However, the global economic downturn reduced demand for such products, and the local labor market began to lose jobs.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             70 | Semiannual Report

During the biennium covering fiscal years 2008-2009, Oregon revised its general fund revenue forecast downward, including a $1.3 billion decline in projected revenues for fiscal years 2008 and 2009.(4) Tax collections from capital gains and business income continued to underperform and contributed to a forecasted general fund budgetary gap of $351 million.(4) The state responded by transferring the full balance of its education stability fund to the general fund. Oregon also identified a forecasted $4.2 billion baseline operating deficit through fiscal year 2011 and responded by issuing cuts to employee compensation, transfers from reserves and federal revenues, and increasing personal and corporate income taxes.(4)

Oregon's net tax-supported debt as a percentage of personal income was 4.6% and debt per capita was $1,606 compared with the 2.5% and $865 national medians.(5) Independent credit rating agency Standard & Poor's assigned Oregon's general obligation bonds a rating of AA with a stable outlook.(6) The rating and outlook reflected the state's moderate debt burden, well-funded pension position and reliance on historically volatile personal and corporate income tax revenues. The state's rainy day fund, established after strong economic growth during the 2005-2007 biennium, provided additional budgetary support.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Standard & Poor's, "Summary: Oregon; Note," RATINGSDIRECT, 7/17/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund
8/31/09

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                             22.7%
Prerefunded                                    18.5%
Hospital & Health Care                         15.7%
Transportation                                  9.5%
Utilities                                       7.6%
Subject to Government Appropriations            6.8%
Tax-Supported                                   5.6%
Other Revenue                                   5.0%
Higher Education                                4.6%
Housing                                         3.2%
Corporate-Backed                                0.8%

*    Does not include short-term investments and other net assets.


                  Semiannual Report | 71

Performance Summary as of 8/31/09

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRORX)                     CHANGE   8/31/09   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.41   $11.62    $11.21
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2570

CLASS C (SYMBOL: FORIX)                     CHANGE   8/31/09   2/28/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.42   $11.75    $11.33
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                   $0.2252

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   8/31/09   7/15/09
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$0.18   $11.62    $11.44
DISTRIBUTIONS (7/16/09-8/31/09)
Dividend Income                   $0.0646


                             72 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.01%           +4.64%  +22.03%   +62.81%
Average Annual Total Return(2)                +1.49%           +0.15%   +3.17%    +4.54%
Avg. Ann. Total Return (9/30/09)(3)                            +9.80%   +3.83%    +4.95%
   Distribution Rate(4)                                4.06%
   Taxable Equivalent Distribution Rate(5)             6.86%
   30-Day Standardized Yield(6)                        3.45%
   Taxable Equivalent Yield(5)                         5.83%
   Total Annual Operating Expenses(7)                  0.64%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +5.75%           +4.11%  +18.79%   +54.12%
Average Annual Total Return(2)                +4.75%           +3.11%   +3.50%    +4.42%
Avg. Ann. Total Return (9/30/09)(3)                           +13.22%   +4.16%    +4.84%
   Distribution Rate(4)                                3.65%
   Taxable Equivalent Distribution Rate(5)             6.17%
   30-Day Standardized Yield(6)                        3.09%
   Taxable Equivalent Yield(5)                         5.22%
   Total Annual Operating Expenses(7)                  1.19%

ADVISOR CLASS(8)                             6-MONTH          1-YEAR   5-YEAR   10-YEAR
-------                                      -------          ------   ------   -------
Cumulative Total Return(1)                    +6.02%           +4.65%  +22.04%   +62.82%
Average Annual Total Return(2)                +6.02%           +4.65%   +4.06%    +5.00%
Avg. Ann. Total Return (9/30/09)(3)                           +14.83%   +4.75%    +5.42%
   Distribution Rate(4)                                4.34%
   Taxable Equivalent Distribution Rate(5)             7.34%
   30-Day Standardized Yield(6)                        3.70%
   Taxable Equivalent Yield(5)                         6.26%
   Total Annual Operating Expenses(7)                  0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 73

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Oregon personal income tax rate of 40.85%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +2.14%.


                             74 | Semiannual Report

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 75

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,060.10             $3.27
Hypothetical (5% return before expenses)         $1,000           $1,022.03             $3.21
CLASS C
Actual                                           $1,000           $1,057.50             $6.12
Hypothetical (5% return before expenses)         $1,000           $1,019.26             $6.01
ADVISOR CLASS
Actual (7/15/09-8/31/09)                         $1,000           $1,019.90             $0.70
Hypothetical (5% return before expenses)         $1,000           $1,022.53             $2.70

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 48/365 to reflect the number of days since inception.


                             76 | Semiannual Report

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 8/31/09**

                                  (PIE CHART)

AAA ..................   25.8%
AA ...................   11.4%
A ....................   33.8%
BBB ..................   14.1%
Not Rated by S&P .....   14.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS       MOODY'S   INTERNAL
-------       -------   --------
AAA or Aaa      1.8%      1.0%
AA or Aa        5.5%      ---
A               3.7%      0.3%
BBB or Baa      1.9%      0.7%
               ----       ---
Total          12.9%      2.0%

We are pleased to bring you Franklin Pennsylvania Tax-Free Income Fund's semiannual report for the period ended August 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.65 on February 28, 2009, to $10.06 on August 31, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 197.


                             Semiannual Report | 77

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund

                         DIVIDEND PER SHARE
         -------------------------------------------------
                                                  ADVISOR
MONTH      CLASS A      CLASS B      CLASS C      CLASS**
------   ----------   ----------   ----------   ----------
March    3.68 cents   3.26 cents   3.25 cents           --
April    3.68 cents   3.26 cents   3.25 cents           --
May      3.68 cents   3.26 cents   3.25 cents           --
June     3.72 cents   3.26 cents   3.25 cents           --
July     3.72 cents   3.26 cents   3.25 cents   0.61 cents
August   3.72 cents   3.26 cents   3.25 cents   3.80 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/15/09, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 22.52 cents per share for the same period.(2) The Performance Summary beginning on page 80 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.25% based on an annualization of the current 3.72 cent per share dividend and the maximum offering price of $10.51 on August 31, 2009. An investor in the 2009 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.75% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

During the review period, Pennsylvania's diverse economy continued to feel the effects of the ongoing national recession. In recent years, the commonwealth enjoyed a healthy economy that experienced growth in labor force and employment levels and an unemployment rate below the national average. As the recession deepened, Pennsylvania's unemployment rate steadily climbed until reaching its peak of 8.6% in August 2009, a 25-year high that was lower than the national 9.7% rate.(3) Most sectors lost jobs, and manufacturing, construction and information posted the largest declines.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.


                             78 | Semiannual Report

As of August 31, 2009, Pennsylvania has still not approved a complete budget for fiscal year 2010. Revenue collections in fiscal year 2009, which ended on June 30, fell significantly short, and the commonwealth was left with a $2.7 billion budget gap for fiscal year 2010, or 10% of the commonwealth's budget.(4) The ensuing debate over how to close this gap rolled over into the legislature's negotiations over the fiscal year 2010 budget. The ongoing debate centered on the issues of using additional taxes to bridge the gap and making deeper spending cuts. On August 5, the governor signed a partial budget that provided for essential operations, general obligation and lease/appropriation debt service and operations for corrections and health and welfare systems.

Pennsylvania's net tax-supported debt as a percentage of personal income was 2.5% and debt per capita was $950 compared with the 2.5% and $865 national medians.(5) Independent credit rating agency Moody's Investors Service assigned Pennsylvania's general obligation debt a rating of Aa2 and revised its outlook to negative.(6) The rating reflected the commonwealth's moderate state debt, diverse economy and established record of good financial management and willingness to take actions to balance its budget. The outlook downgrade reflected the commonwealth's declining available fund balances, the challenge of rebuilding its balances and the delay in resolving the budget gap.

MANAGER'S DISCUSSION

We used various investment strategies during the six months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(4.) Source: Moody's Investors Service, "New Issue: Pennsylvania (Commonwealth of)," 8/24/09.

(5.) Source: Moody's Investors Service, "2009 State Debt Medians Report,"
     MOODY'S U.S. PUBLIC FINANCE, July 2009.

(6.) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free Income Fund
8/31/09

                                        % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS*
                                       -----------
Higher Education                          21.2%
General Obligation                        19.8%
Prerefunded                               18.5%
Hospital & Health Care                    11.6%
Transportation                             9.2%
Utilities                                  6.4%
Other Revenue                              3.9%
Housing                                    3.0%
Corporate-Backed                           2.9%
Subject to Government Appropriations       2.1%
Tax-Supported                              1.4%

*    Does not include short-term investments and other net assets.


                             Semiannual Report | 79

Performance Summary as of 8/31/09

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRPAX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.41    $10.06    $9.65
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.2252

CLASS B (SYMBOL: FBPTX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.41    $10.09    $9.68
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.1983

CLASS C (SYMBOL: FRPTX)                    CHANGE   8/31/09   2/28/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.41    $10.14    $9.73
DISTRIBUTIONS (3/1/09-8/31/09)
Dividend Income                  $0.1977

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   8/31/09   7/15/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$0.14    $10.06    $9.92
DISTRIBUTIONS (7/16/09-8/31/09)
Dividend Income                  $0.0572


                             80 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                     6-MONTH          1-YEAR   5-YEAR    10-YEAR
-------                                     -------          ------   ------   ---------
Cumulative Total Return(1)                   +6.65%           +4.37%  +20.32%   +60.52%
Average Annual Total Return(2)               +2.10%           -0.09%   +2.87%    +4.39%
Avg. Ann. Total Return (9/30/09)(3)                          +10.79%   +3.54%    +4.81%
   Distribution Rate(4)                               4.25%
   Taxable Equivalent Distribution Rate(5)            6.75%
   30-Day Standardized Yield(6)                       3.71%
   Taxable Equivalent Yield(5)                        5.89%
   Total Annual Operating Expenses(7)                 0.65%

                                                                               INCEPTION
CLASS B                                     6-MONTH          1-YEAR   5-YEAR    (2/1/00)
-------                                     -------          ------   ------   ---------
Cumulative Total Return(1)                   +6.34%           +3.79%  +17.01%   +58.63%
Average Annual Total Return(2)               +2.34%           -0.20%   +2.85%    +4.93%
Avg. Ann. Total Return (9/30/09)(3)                          +10.94%   +3.51%    +5.30%
   Distribution Rate(4)                               3.88%
   Taxable Equivalent Distribution Rate(5)            6.16%
   30-Day Standardized Yield(6)                       3.34%
   Taxable Equivalent Yield(5)                        5.30%
   Total Annual Operating Expenses(7)                 1.20%

CLASS C                                     6-MONTH          1-YEAR   5-YEAR    10-YEAR
-------                                     -------          ------   ------   ---------
Cumulative Total Return(1)                   +6.30%           +3.76%  +17.00%   +51.91%
Average Annual Total Return(2)               +5.30%           +2.76%   +3.19%    +4.27%
Avg. Ann. Total Return (9/30/09)(3)                          +14.08%   +3.87%    +4.70%
   Distribution Rate(4)                               3.83%
   Taxable Equivalent Distribution Rate(5)            6.08%
   30-Day Standardized Yield(6)                       3.37%
   Taxable Equivalent Yield(5)                        5.35%
   Total Annual Operating Expenses(7)                 1.20%

ADVISOR CLASS(8)                            6-MONTH          1-YEAR   5-YEAR    10-YEAR
---------------                             -------          ------   ------   ---------
Cumulative Total Return(1)                   +6.66%           +4.38%  +20.33%   +60.54%
Average Annual Total Return(2)               +6.66%           +4.38%   +3.77%    +4.85%
Avg. Ann. Total Return (9/30/09)(3)                          +15.76%   +4.44%    +5.27%
   Distribution Rate(4)                               4.53%
   Taxable Equivalent Distribution Rate(5)            7.19%
   30-Day Standardized Yield(6)                       3.97%
   Taxable Equivalent Yield(5)                        6.30%
   Total Annual Operating Expenses(7)                 0.55%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 81

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 8/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 6/29/09 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

(6.) The 30-day standardized yield for the 30 days ended 8/31/09 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/14/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative total return of Advisor Class shares was +1.99%.


                             82 | Semiannual Report

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 83

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000          $1,066.50              $3.39
Hypothetical (5% return before expenses)         $1,000          $1,021.93              $3.31
CLASS B
Actual                                           $1,000          $1,063.40              $6.24
Hypothetical (5% return before expenses)         $1,000          $1,019.16              $6.11
CLASS C
Actual                                           $1,000          $1,063.00              $6.24
Hypothetical (5% return before expenses)         $1,000          $1,019.16              $6.11
ADVISOR CLASS
Actual (7/15/09-8/31/09)                         $1,000          $1,019.90              $0.73
Hypothetical (5% return before expenses)         $1,000          $1,022.43              $2.80

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; B: 1.20%; C: 1.20%; and Advisor:
     0.55%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Classes A, B and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 48/365 to reflect the number of days since inception.


                             84 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                        ENDED                         YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009   ----------------------------------------------------------
CLASS A                                              (UNAUDITED)       2009       2008(a)       2007        2006         2005
-------                                            ---------------   --------    --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...........      $  10.18       $  10.30    $  11.16     $  11.09    $  11.21     $  11.21
                                                      --------       --------    --------     --------    --------     --------
Income from investment operations(b):
   Net investment income(c) ....................          0.24           0.47        0.47         0.48        0.48         0.50
   Net realized and unrealized gains (losses) ..          0.43          (0.12)      (0.86)        0.06       (0.12)       (0.01)
                                                      --------       --------    --------     --------    --------     --------
Total from investment operations ...............          0.67           0.35       (0.39)        0.54        0.36         0.49
                                                      --------       --------    --------     --------    --------     --------
Less distributions from net investment income ..         (0.25)         (0.47)      (0.47)       (0.47)      (0.48)       (0.49)
                                                      --------       --------    --------     --------    --------     --------
Redemption fees(d) .............................            --             --(e)       --(e)        --(e)       --(e)        --(e)
                                                      --------       --------    --------     --------    --------     --------
Net asset value, end of period .................      $  10.60       $  10.18    $  10.30     $  11.16    $  11.09     $  11.21
                                                      ========       ========    ========     ========    ========     ========
Total return(f) ................................          6.62%          3.42%      (3.62)%       5.05%       3.25%        4.61%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................          0.63%          0.62%       0.63%        0.63%       0.63%        0.63%
Net investment income ..........................          4.62%          4.61%       4.29%        4.32%       4.34%        4.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $975,191       $920,248    $914,411     $928,840    $885,864     $852,608
Portfolio turnover rate ........................          3.44%         21.01%      16.53%        6.56%      33.22%       27.99%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 85

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                        ENDED                      YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009   ---------------------------------------------------
CLASS B                                              (UNAUDITED)       2009     2008(a)      2007       2006       2005
-------                                            ---------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...........       $ 10.24       $ 10.36    $ 11.22    $ 11.15    $ 11.27    $ 11.26
                                                       -------       -------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ....................          0.21          0.42       0.41       0.42       0.43       0.44
   Net realized and unrealized gains (losses) ..          0.44         (0.13)     (0.86)      0.06      (0.13)        --(d)
                                                       -------       -------    -------    -------    -------    -------
Total from investment operations ...............          0.65          0.29      (0.45)      0.48       0.30       0.44
                                                       -------       -------    -------    -------    -------    -------
Less distributions from net investment income ..         (0.22)        (0.41)     (0.41)     (0.41)     (0.42)     (0.43)
                                                       -------       -------    -------    -------    -------    -------
Redemption fees(e) .............................            --            --(d)      --(d)      --(d)      --(d)      --(d)
                                                       -------       -------    -------    -------    -------    -------
Net asset value, end of period .................       $ 10.67       $ 10.24    $ 10.36    $ 11.22    $ 11.15    $ 11.27
                                                       =======       =======    =======    =======    =======    =======
Total return(f) ................................          6.39%         2.84%     (4.12)%     4.45%      2.68%      4.09%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................          1.16%         1.17%      1.18%      1.17%      1.18%      1.18%
Net investment income ..........................          4.09%         4.06%      3.74%      3.78%      3.79%      3.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $11,284       $14,276    $17,854    $21,061    $22,315    $23,753
Portfolio turnover rate ........................          3.44%        21.01%     16.53%      6.56%     33.22%     27.99%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             86 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                        ENDED                      YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009   ---------------------------------------------------
CLASS C                                              (UNAUDITED)       2009     2008(a)      2007       2006       2005
-------                                            ---------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the
period)
Net asset value, beginning of period ...........       $ 10.29       $ 10.41    $ 11.27    $ 11.20    $ 11.32    $ 11.31
                                                       -------       -------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ....................          0.21          0.42       0.41       0.42       0.43       0.44
   Net realized and unrealized gains (losses)             0.45         (0.13)     (0.86)      0.06      (0.13)        --(d)
                                                       -------       -------    -------    -------    -------    -------
Total from investment operations ...............          0.66          0.29      (0.45)      0.48       0.30       0.44
                                                       -------       -------    -------    -------    -------    -------
Less distributions from net investment income ..         (0.22)        (0.41)     (0.41)     (0.41)     (0.42)     (0.43)
                                                       -------       -------    -------    -------    -------    -------
Redemption fees(e) .............................            --            --(d)     --(d)       --(d)      --(d)      --(d)
                                                       -------       -------    -------    -------    -------    -------
Net asset value, end of period .................       $ 10.73       $ 10.29    $ 10.41    $ 11.27    $ 11.20    $ 11.32
                                                       =======       =======    =======    =======    =======    =======
Total return(f) ................................          6.46%         2.82%     (4.11)%     4.42%      2.66%      4.09%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................          1.18%         1.17%      1.18%      1.18%      1.18%      1.18%
Net investment income ..........................          4.07%         4.06%      3.74%      3.77%      3.79%      3.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $97,573       $78,805    $64,441    $58,386    $51,071    $44,055
Portfolio turnover rate ........................          3.44%        21.01%     16.53%      6.56%     33.22%     27.99%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 87

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                        SIX MONTHS ENDED   PERIOD ENDED
                                                         AUGUST 31, 2009   FEBRUARY 28,
ADVISOR CLASS                                              (UNAUDITED)        2009(a)
-------------                                           ----------------   ------------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the period)
Net asset value, beginning of period ................        $10.18           $10.64
                                                             ------           ------
Income from investment operations(b):
   Net investment income(c) .........................          0.25             0.33
   Net realized and unrealized gains (losses) .......          0.44            (0.47)
                                                             ------           ------
Total from investment operations ....................          0.69            (0.14)
                                                             ------           ------
Less distributions from net investment income .......         (0.25)           (0.32)
                                                             ------           ------
Redemption fees(d) ..................................            --               --(e)
                                                             ------           ------
Net asset value, end of period ......................        $10.62           $10.18
                                                             ======           ======
Total return(f) .....................................          6.87%           (1.28)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ............................................          0.53%            0.52%
Net investment income ...............................          4.72%            4.71%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $3,367           $    5
Portfolio turnover rate .............................          3.44%           21.01%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             88 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                      PRINCIPAL
       FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS 98.8%
       ARIZONA 85.0%
       Arizona Health Facilities Authority Hospital System Revenue,
          John C. Lincoln Health Network, Pre-Refunded, 5.75%, 12/01/32 .........................   $   3,280,000   $      3,771,344
          Phoenix Baptist Hospital, NATL Insured, ETM, 6.25%, 9/01/11 ...........................         785,000            807,639
       Arizona Health Facilities Authority Revenue,
          Banner Health, Refunding, Series D, BHAC Insured, 5.50%, 1/01/38 ......................      15,000,000         15,535,650
          Banner Health, Series A, 5.00%, 1/01/35 ...............................................      10,000,000          9,359,000
          Banner Health, Series D, 5.50%, 1/01/38 ...............................................      17,500,000         17,510,150
          Catholic Healthcare West, Series A, 6.625%, 7/01/20 ...................................       6,390,000          6,782,026
       Arizona School Facilities Board COP, 5.50%, 9/01/23 ......................................      10,000,000         10,687,200
       Arizona State Board of Regents COP, University of Arizona Main Campus, Series A-1,
          AMBAC Insured, Pre-Refunded, 5.125%, 6/01/25 ..........................................       2,000,000          2,153,880
       Arizona State Board of Regents University System Revenue, Series C, 6.00%,
          7/01/26 ...............................................................................       2,500,000          2,824,975
          7/01/27 ...............................................................................       3,000,000          3,378,180
          7/01/28 ...............................................................................       3,350,000          3,753,977
       Arizona State Municipal Financing Program COP, Refunding, Series 14, AMBAC Insured,
          5.00%, 8/01/33 ........................................................................       1,000,000          1,008,030
       Arizona State University COP,
          Arizona State University Project, NATL Insured, Pre-Refunded, 5.10%, 7/01/24 ..........       1,875,000          2,071,613
          Arizona State University Project, NATL Insured, Pre-Refunded, 5.10%, 7/01/25 ..........       2,640,000          2,916,830
          Downtown Campus/Mercado Project, Series A, NATL Insured, 5.80%, 7/01/24 ...............       1,350,000          1,354,631
          Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 .......................      17,250,000         17,007,292
       Arizona State University Revenues,
          FGIC Insured, 5.00%, 7/01/23 ..........................................................       2,890,000          2,974,966
          FGIC Insured, 5.00%, 7/01/25 ..........................................................       2,250,000          2,305,845
          System, Refunding, AMBAC Insured, 5.00%, 7/01/27 ......................................       1,895,000          1,944,933
       Arizona Student Loan Acquisition Authority Student Loan Revenue,
          junior sub., Refunding, Series B-1, 6.15%, 5/01/29 ....................................       1,000,000            994,260
          Refunding, Senior Series A-1, 5.90%, 5/01/24 ..........................................       1,500,000          1,502,715
       Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility,
          Series A, NATL Insured, 5.00%, 7/01/28 ................................................       7,000,000          6,982,570
       Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured,
          6.125%, 7/20/41 .......................................................................       2,230,000          2,271,478
       Downtown Phoenix Hotel Corp. Revenue,
          Senior Series A, FGIC Insured, 5.00%, 7/01/40 .........................................      26,485,000         19,521,299
          sub. bond, Series B, FGIC Insured, 5.00%, 7/01/36 .....................................      18,995,000         17,532,005
          sub. bond, Series B, FGIC Insured, 5.00%, 7/01/40 .....................................      12,845,000         11,301,288
       Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28 ...............      10,000,000         10,518,600
       Gilbert Water Resource Municipal Property Corp. Water System Development Fee Water
          Revenue, sub. lien, NATL Insured, 5.00%, 10/01/29 .....................................      25,000,000         25,431,000
       Glendale IDA Hospital Revenue, John C. Lincoln Health, Refunding,
          5.00%, 12/01/32 .......................................................................       4,025,000          3,532,702
          5.00%, 12/01/42 .......................................................................      12,870,000         10,894,841
          Series B, 5.00%, 12/01/37 .............................................................       3,000,000          2,582,970
       Glendale IDAR, Midwestern University, Refunding, 5.00%, 5/15/31 ..........................       7,080,000          6,524,078
       Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC Insured, 5.00%,
          7/01/33 ...............................................................................       1,000,000          1,013,830


                             Semiannual Report | 89

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       ARIZONA (CONTINUED)
       Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 ...............   $   2,000,000   $      2,081,760
       Glendale Western Loop 101 Public Facilities Corp. Excise Tax Revenue, third lien,
          Series A, 6.25%, 7/01/38 ..............................................................      10,000,000         10,381,800
       Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, 5.00%,
          7/15/32 ...............................................................................       8,945,000          8,800,807
       Greater Arizona Development Authority Infrastructure Revenue,
          Series A, NATL Insured, 5.00%, 8/01/26 ................................................       4,425,000          4,578,017
          Series B, NATL Insured, 5.00%, 8/01/35 ................................................       9,090,000          9,103,453
       Marana Municipal Property Corp. Municipal Facilities Revenue,
          Refunding, NATL Insured, 5.25%, 7/01/22 ...............................................       1,100,000          1,111,275
          Series A, 5.00%, 7/01/28 ..............................................................       3,000,000          3,077,310
       Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35 .........      12,090,000         13,586,500
       Maricopa County IDA, MFHR,
          Senior National Health Facilities II, Project A, FSA Insured, ETM, 5.50%, 1/01/18 .....       2,000,000          2,301,000
          Villas de Merced Apartments Project, Series A, GNMA Secured, 5.50%, 12/20/37 ..........         570,000            574,862
          Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 .................       1,650,000          1,605,648
       Maricopa County IDA Health Facility Revenue,
          Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23 ........................       7,000,000          7,018,620
          Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 .........................      13,950,000         13,933,678
          Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39 .........................       4,860,000          4,927,943
          Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 .................       2,705,000          2,718,985
          Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/16 ....       1,370,000          1,377,083
          Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%, 7/01/21 ....       9,600,000          9,506,784
          Mayo Clinic, 5.00%, 11/15/36 ..........................................................      25,750,000         25,164,445
       Maricopa County IDA Hospital Facility Revenue,
          Mayo Clinic Hospital, 5.25%, 11/15/37 .................................................      16,000,000         16,263,040
          Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ..................................       3,000,000          3,002,220
          Samaritan Health Services, Series A, NATL Insured, ETM, 7.00%, 12/01/16 ...............       1,890,000          2,345,471
       Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding, Series
          A, GNMA Secured, 5.00%, 8/20/35 .......................................................       1,725,000          1,660,244
       Maricopa County PCC, PCR,
          El Paso Electric Co. Project, Series A, 7.25%, 2/01/40 ................................      10,000,000         10,963,600
          Public Service Co. Palo Verde Project, Series A, AMBAC Insured, 5.05%, 5/01/29 ........      11,500,000          9,718,190
       Maricopa County USD No. 89 Dysart GO, School Improvement, Project 06, Series B,
          FSA Insured, 5.00%, 7/01/27 ...........................................................       5,015,000          5,239,171
       McAllister Academic Village LLC Revenue, Arizona State University Hassayampa,
          Refunding, 5.25%, 7/01/33 .............................................................       5,000,000          5,131,050
          5.00%, 7/01/38 ........................................................................       5,000,000          4,999,650
          Assured Guaranty, 5.25%, 7/01/33 ......................................................       2,525,000          2,600,321
          Assured Guaranty, 5.00%, 7/01/38 ......................................................       3,825,000          3,838,273
       Mesa Utility System Revenue,
          NATL Insured, Pre-Refunded, 5.00%, 7/01/26 ............................................      10,000,000         11,458,100
          Refunding, Second Series, FGIC Insured, 4.50%, 7/01/28 ................................       2,500,000          2,537,775
       Navajo County Pollution Control Corp. Revenue, Mandatory Put 6/01/16, Series E, 5.75%,
          6/01/34 ...............................................................................       6,000,000          6,099,900
       Navajo County School District GO, School Improvement, Project 2008, Assured Guaranty,
          5.50%, 7/01/28 ........................................................................       1,045,000          1,100,030
       Nogales Municipal Development Authority Inc. GO, NATL Insured, 5.00%, 6/01/36 ............       6,075,000          5,364,225


                             90 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       ARIZONA (CONTINUED)
       Northern Arizona University COP, Northern Arizona University Research Projects,
          AMBAC Insured, 5.00%,
             9/01/27 ............................................................................   $   2,355,000   $      2,382,954
             9/01/30 ............................................................................       6,360,000          6,151,328
       Northern Arizona University System Revenues, 5.00%, 6/01/38 ..............................       5,000,000          4,880,400
       Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 .............................       1,300,000          1,304,992
       Phoenix Civic Improvement Corp. Airport Revenue, senior lien,
             Series A, 5.00%, 7/01/38 ...........................................................      10,000,000         10,091,700
             Series B, FGIC Insured, 5.25%, 7/01/22 .............................................       3,000,000          3,007,590
             Series B, FGIC Insured, 5.25%, 7/01/23 .............................................       5,000,000          4,989,900
             Series B, FGIC Insured, 5.25%, 7/01/27 .............................................      15,250,000         14,768,557
       Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
          Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
             7/01/27 ............................................................................       3,945,000          3,451,796
             7/01/28 ............................................................................       2,000,000          1,729,980
             7/01/29 ............................................................................       2,000,000          1,715,960
             7/01/36 ............................................................................       5,000,000          3,982,000
             7/01/37 ............................................................................       7,000,000          5,554,220
       Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinated, Civic Plaza Expansion
          Project, Series A,
             FGIC Insured, 5.00%, 7/01/41 .......................................................       5,000,000          5,062,650
             NATL Insured, 5.00%, 7/01/35 .......................................................       5,550,000          5,642,130
       Phoenix Civic Improvement Corp. Wastewater System Revenue,
             junior lien, FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 ............................       3,000,000          3,168,570
             junior lien, FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 ............................       3,670,000          3,876,217
             junior lien, FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ............................      24,715,000         26,103,736
             junior lien, NATL Insured, 5.00%, 7/01/28 ..........................................       2,000,000          2,055,060
             junior lien, NATL Insured, 5.00%, 7/01/29 ..........................................       3,405,000          3,486,822
             junior lien, Refunding, FGIC Insured, 5.00%, 7/01/20 ...............................       9,710,000          9,958,285
             junior lien, Refunding, FGIC Insured, 5.125%, 7/01/21 ..............................      10,000,000         10,302,700
             junior lien, Refunding, FGIC Insured, 5.00%, 7/01/24 ...............................       7,050,000          7,181,412
             junior lien, Refunding, FSA Insured, 5.00%, 7/01/37 ................................      13,515,000         13,697,588
             senior lien, Refunding, 5.50%, 7/01/24 .............................................       2,500,000          2,780,375
       Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding, FGIC
          Insured, 5.00%, 7/01/26 ...............................................................       3,250,000          3,331,543
       Phoenix GO, Various Purpose, Series B, 5.00%, 7/01/27 ....................................       8,360,000          8,819,048
       Phoenix HFC Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A,
          NATL Insured, 6.90%, 1/01/23 ..........................................................       1,040,000          1,045,086
       Phoenix IDA Government Office Lease Revenue,
             Capitol Mall LLC Project, AMBAC Insured, Pre-Refunded, 5.50%, 9/15/27 ..............      22,300,000         23,435,739
             Capitol Mall LLC Project, Refunding, AMBAC Insured, 5.00%, 9/15/26 .................       3,445,000          3,502,290
             Capitol Mall LLC Project, Refunding, AMBAC Insured, 5.00%, 9/15/27 .................       4,615,000          4,670,011
             Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 .........................       4,300,000          4,359,082
             Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 .........................       4,000,000          3,966,000
       Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing LLC,
             Series A, AMBAC Insured, 5.00%, 7/01/37 ............................................      18,400,000         14,591,568
             Series C, AMBAC Insured, 5.00%, 7/01/37 ............................................      10,000,000          7,930,200
       Pima County IDA, SFMR, Series B-1, GNMA Secured, Pre-Refunded, 6.10%, 5/01/31 ............          30,000             30,547


                             Semiannual Report | 91

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       ARIZONA (CONTINUED)
       Pima County IDA Lease Revenue,
             Metro Police Facility, Nevada Project, Series A, 5.375%, 7/01/39 ...................   $   2,000,000   $      1,974,940
(a)          Metro Police Facility, Nevada Project, Series A, 5.50%, 7/01/39 ....................       7,500,000          7,521,975
             Pima County Arizona, 5.00%, 9/01/39 ................................................      15,000,000         14,635,800
       Pinal County Electric District No. 4 Electric System Revenue, 6.00%,
             12/01/23 ...........................................................................         525,000            532,749
             12/01/28 ...........................................................................         740,000            721,796
             12/01/38 ...........................................................................       1,150,000          1,044,476
       Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured
          Guaranty, 6.50%, 7/15/24 ..............................................................       4,220,000          4,723,108
       Salt River Project Agricultural Improvement and Power District Electric System Revenue,
          Salt River Project,
             Refunding, Series A, 5.00%, 1/01/23 ................................................       6,000,000          6,288,960
             Series A, 5.00%, 1/01/37 ...........................................................      16,000,000         16,232,800
             Series A, 5.00%, 1/01/38 ...........................................................      15,000,000         15,441,600
             Series A, 5.00%, 1/01/39 ...........................................................      25,000,000         25,389,500
       Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
             12/01/32 ...........................................................................      10,000,000          8,652,900
             12/01/37 ...........................................................................      10,000,000          8,385,200
       San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, XLCA Insured,
          5.00%, 7/01/38 ........................................................................       8,650,000          8,122,523
       Scottsdale GO, Refunding, 5.00%, 7/01/22 .................................................       3,000,000          3,118,950
       Scottsdale IDA Hospital Revenue, Scottsdale Healthcare,
             Pre-Refunded, 5.70%, 12/01/21 ......................................................       2,000,000          2,224,780
             Pre-Refunded, 5.80%, 12/01/31 ......................................................      14,865,000         16,568,529
             Refunding, Series A, 5.25%, 9/01/30 ................................................       5,000,000          4,617,300
       Scottsdale Municipal Property Corp. Excise Tax Revenue, Pre-Refunded, 5.00%, 7/01/24 .....       5,000,000          5,729,050
       Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured,
          5.00%,
             12/01/25 ...........................................................................       1,420,000          1,332,642
             12/01/30 ...........................................................................       5,160,000          4,584,144
             12/01/35 ...........................................................................       2,000,000          1,741,880
       Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University
          of Arizona Project, NATL Insured, Pre-Refunded, 5.10%, 9/01/33 ........................       3,000,000          3,346,890
       Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
             7/01/28 ............................................................................       4,275,000          4,307,276
             7/01/34 ............................................................................      11,510,000         11,428,279
       Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
             5.40%, 11/20/22 ....................................................................       1,090,000          1,113,064
             5.45%, 11/20/32 ....................................................................       1,285,000          1,288,585
       Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ..........      10,000,000          9,059,900
       Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
          AMBAC Insured, 5.00%, 7/15/32 .........................................................       1,000,000            926,080
       Tucson Water Revenue, System, Refunding, 5.00%,
          7/01/28 ...............................................................................       1,230,000          1,266,506
          7/01/29 ...............................................................................       1,765,000          1,811,773
       University Medical Center Corp. Hospital Revenue,
          5.00%, 7/01/35 ........................................................................       7,000,000          6,144,320
          6.50%, 7/01/39 ........................................................................       4,750,000          4,853,170


                             92 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                            AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       ARIZONA (CONTINUED)
       University of Arizona COP, University of Arizona Projects, Series B, AMBAC Insured,
             5.00%, 6/01/26 .....................................................................   $   7,070,000   $      7,194,927
             5.00%, 6/01/28 .....................................................................       7,000,000          7,066,080
             5.00%, 6/01/31 .....................................................................       5,565,000          5,577,744
             Pre-Refunded, 5.125%, 6/01/22 ......................................................       2,250,000          2,451,915
       Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center,
             Series A, 6.00%, 8/01/33 ...........................................................       2,000,000          1,914,360
             Series B, 5.625%, 8/01/33 ..........................................................       2,315,000          2,109,822
             Series B, 5.625%, 8/01/37 ..........................................................      12,435,000         11,202,691
       Yuma IDA Hospital Revenue, Yuma Regional Medical Center, FSA Insured, Pre-Refunded,
          5.50%, 8/01/21 ........................................................................       2,015,000          2,198,687
       Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
          7/01/25 ...............................................................................       3,100,000          3,123,312
                                                                                                                    ----------------
                                                                                                                         923,902,046
                                                                                                                    ----------------
       U.S. TERRITORIES 13.8%
       PUERTO RICO 13.6%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
          Refunding, 5.50%, 5/15/39 .............................................................       5,000,000          3,863,950
       Puerto Rico Commonwealth GO,
             Public Improvement, Series A, 5.375%, 7/01/28 ......................................       3,355,000          3,137,797
             Series A, 5.25%, 7/01/37 ...........................................................      10,000,000          8,673,800
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
             Series B, Pre-Refunded, 6.00%, 7/01/39 .............................................      19,250,000         20,281,800
             Series D, Pre-Refunded, 5.375%, 7/01/36 ............................................       5,000,000          5,518,250
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control
          Facilities Financing Authority Hospital Revenue,
             Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 .................       4,440,000          4,465,130
             Hospital Auxilio Mutuo Obligation Group Project, Series A, NATL Insured, 6.25%,
                7/01/24 .........................................................................       2,790,000          2,790,307
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
             Refunding, Series D, 5.375%, 7/01/33 ...............................................       8,190,000          7,276,651
             Series D, Pre-Refunded, 5.375%, 7/01/33 ............................................      21,810,000         24,070,607
             Series I, 5.00%, 7/01/36 ...........................................................       7,000,000          5,791,940
             Series I, Pre-Refunded, 5.375%, 7/01/34 ............................................      40,000,000         45,628,000
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
          Pre-Refunded, 5.50%, 8/01/29 ..........................................................      15,000,000         16,460,400
                                                                                                                    ----------------
                                                                                                                         147,958,632
                                                                                                                    ----------------
       VIRGIN ISLANDS 0.2%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
          Series A, 5.50%, 10/01/13 .............................................................       2,500,000          2,514,700
                                                                                                                    ----------------
       TOTAL U.S. TERRITORIES ...................................................................                        150,473,332
                                                                                                                    ----------------
       TOTAL INVESTMENTS (COST $1,078,559,646) 98.8% ............................................                      1,074,375,378
       OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                         13,038,403
                                                                                                                    ----------------
       NET ASSETS 100.0% ........................................................................                   $  1,087,413,781
                                                                                                                    ================

See Abbreviations on page 236.

(a)  Security purchased on a when-issued basis. See Note 1(b).

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 93

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2009   ---------------------------------------------------------
CLASS A                                               (UNAUDITED)        2009       2008(a)      2007        2006        2005
-------                                            ----------------   ---------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...........       $  10.79        $  11.14    $  12.10    $  12.03    $  12.04    $  12.19
                                                       --------        --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ....................           0.26            0.51        0.51        0.51        0.53        0.54
   Net realized and unrealized gains (losses) ..           0.60           (0.35)      (0.97)       0.08       (0.01)      (0.15)
                                                       --------        --------    --------    --------    --------    --------
Total from investment operations ...............           0.86            0.16       (0.46)       0.59        0.52        0.39
                                                       --------        --------    --------    --------    --------    --------
Less distributions from net investment income ..          (0.26)          (0.51)      (0.50)      (0.52)      (0.53)      (0.54)
                                                       --------        --------    --------    --------    --------    --------
Redemption fees(d) .............................             --              --(e)       --(e)       --(e)       --(e)       --(e)
                                                       --------        --------    --------    --------    --------    --------
Net asset value, end of period .................       $  11.39        $  10.79    $  11.14    $  12.10    $  12.03    $  12.04
                                                       ========        ========    ========    ========    ========    ========
Total return(f) ................................           8.07%           1.43%      (3.94)%      5.04%       4.41%       3.39%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................           0.66%           0.66%       0.67%       0.68%       0.69%       0.69%
Net investment income ..........................           4.59%           4.62%       4.27%       4.31%       4.40%       4.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $516,757        $465,136    $444,475    $426,482    $382,608    $346,589

Portfolio turnover rate ........................           6.74%          11.01%      22.57%      15.20%      23.19%      30.06%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             94 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2009   --------------------------------------------------------
CLASS C                                               (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                            ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...........        $ 10.88        $ 11.22     $ 12.19     $ 12.12     $ 12.13     $ 12.27
                                                        -------        -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................           0.23           0.46        0.44        0.45        0.47        0.48
   Net realized and unrealized gains (losses) ..           0.61          (0.35)      (0.97)       0.07       (0.01)      (0.14)
                                                        -------        -------     -------     -------     -------     -------
Total from investment operations ...............           0.84           0.11       (0.53)       0.52        0.46        0.34
                                                        -------        -------     -------     -------     -------     -------
Less distributions from net investment income ..          (0.23)         (0.45)      (0.44)      (0.45)      (0.47)      (0.48)
                                                        -------        -------     -------     -------     -------     -------
Redemption fees(d) .............................             --             --(e)       --(e)       --(e)       --(e)       --(e)
                                                        -------        -------     -------     -------     -------     -------
Net asset value, end of period .................        $ 11.49        $ 10.88     $ 11.22     $ 12.19     $ 12.12     $ 12.13
                                                        =======        =======     =======     =======     =======     =======
Total return(f) ................................           7.81%          0.94%      (4.52)%      4.43%       3.81%       2.88%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................           1.21%          1.21%       1.22%       1.23%       1.24%       1.24%
Net investment income ..........................           4.04%          4.07%       3.72%       3.76%       3.85%       3.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $93,953        $69,302     $56,146     $50,938     $43,676     $40,875
Portfolio turnover rate ........................           6.74%         11.01%      22.57%      15.20%      23.19%      30.06%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 95

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                      PERIOD ENDED
                                                   AUGUST 31, 2009(a)
ADVISOR CLASS                                          (UNAUDITED)
-------------                                      ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $11.22
                                                         ------
Income from investment operations(b):
   Net investment income(c) ....................           0.07
   Net realized and unrealized gains (losses) ..           0.17
                                                         ------
Total from investment operations ...............           0.24
                                                         ------
Less distributions from net investment income ..          (0.07)
                                                         ------
Net asset value, end of period .................         $11.39
                                                         ======
Total return(d) ................................           2.11%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................           0.56%
Net investment income ..........................           4.69%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............         $9,874
Portfolio turnover rate ........................           6.74%

(a)  For the period July 15, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             96 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                      PRINCIPAL
       FRANKLIN COLORADO TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
       --------------------------------------                                                       -------------   ---------------
       MUNICIPAL BONDS 97.2%
       COLORADO 92.2%
       Adams County Revenue, Platte Valley Medical Center, Refunding, NATL Insured, 5.00%,
          2/01/31 ...............................................................................   $  10,000,000   $     9,549,401
       Adams State College Auxiliary Facilities Revenue, Improvement, Series A, 5.50%,
          5/15/34 ...............................................................................       2,000,000         2,102,660
          5/15/39 ...............................................................................       2,150,000         2,245,095
       Arapahoe County Water and Wastewater GO, Refunding, Series A, NATL Insured, 5.125%,
          12/01/32 ..............................................................................      15,000,000        14,669,850
       Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured,
          5.25%, 10/01/32 .......................................................................       1,000,000           860,360
          5.25%, 10/01/40 .......................................................................       8,200,000         6,741,056
          5.00%, 10/01/43 .......................................................................      10,000,000         7,245,900
       Arvada IDR, Wanco Inc. Project, 5.80%, 12/01/17 ..........................................         480,000           448,829
       Aurora COP, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/30 .................................       4,935,000         5,237,516
       Aurora Hospital Revenue, The Children's Hospital Assn. Project, Series D, FSA Insured,
          5.00%,
          12/01/33 ..............................................................................       1,500,000         1,499,880
       Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
          8/01/36 ...............................................................................       5,880,000         5,983,606
          8/01/39 ...............................................................................      14,000,000        14,209,720
       Boulder County Development Revenue, University Corp. of Atmospheric Research, NATL
          Insured, 5.00%, 9/01/33 ...............................................................       1,500,000         1,453,140
       Boulder Larimer and Weld Counties Vrain Valley School District RE-1J GO, 5.00%, 12/15/33 .       5,200,000         5,403,164
       Boulder Valley School District No. RE-2 Boulder GO, 5.00%, 12/01/34 ......................      10,775,000        11,161,068
       Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 .................       2,500,000         2,535,100
       Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured
          Guaranty, 5.25%, 12/01/34 .............................................................       5,380,000         5,582,503
       Broadlands Metropolitan District No. 2 GO, Refunding, NATL Insured, 5.25%, 12/01/34 ......       8,655,000         8,901,667
       Broomfield COP,
          Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 .....................       1,535,000         1,542,076
          Refunding, AMBAC Insured, 6.00%, 12/01/29 .............................................       2,000,000         2,009,480
       Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
          5.00%, 12/01/27 .......................................................................      10,000,000        10,091,600
       Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
          12/01/31 ..............................................................................       7,500,000         7,530,600
       Colorado Department of Transportation COP, NATL Insured, 5.00%, 6/15/34 ..................       6,915,000         6,949,506
       Colorado Educational and Cultural Facilities Authority Revenue,
             James Irwin Charter School, Refunding and Improvement, CIFG Insured, 5.00%, 8/01/37        6,060,000         5,787,845
             Student Housing, Campus Village Apartments, Refunding, 5.50%, 6/01/38 ..............       9,000,000         8,684,550
             Student Housing, University of Colorado Foundation Project, AMBAC Insured,
                Pre-Refunded, 5.00%, 7/01/27 ....................................................       6,545,000         7,146,289
             Student Housing, University of Colorado Foundation Project, AMBAC Insured,
                Pre-Refunded, 5.00%, 7/01/32 ....................................................      10,005,000        10,924,159
       Colorado Health Facilities Authority Revenue,
          Catholic Health Initiatives, Series D, 6.125%, 10/01/28 ...............................       2,500,000         2,705,000
          Catholic Health Initiatives, Series D, 6.25%, 10/01/33 ................................       2,000,000         2,157,840
          Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 6.125%,
             6/01/38 ............................................................................       4,500,000         4,466,385
          Evangelical Lutheran Project, 5.25%, 6/01/31 ..........................................       4,000,000         3,588,720
          Evangelical Lutheran Project, Series A, 5.25%, 6/01/34 ................................       3,500,000         3,105,935


                             Semiannual Report | 97

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN COLORADO TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
       --------------------------------------                                                       -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       COLORADO (CONTINUED)
       Colorado Health Facilities Authority Revenue, (continued)
          Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
             12/01/25 ...........................................................................   $   3,050,000   $     2,630,595
          Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
             12/01/26 ...........................................................................       3,205,000         2,728,256
          Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
             12/01/27 ...........................................................................       3,365,000         2,826,701
          Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
             12/01/30 ...........................................................................       3,000,000         2,414,610
          Hospital, NCMC Inc. Project, Series A, FSA Insured, 5.50%, 5/15/30 ....................       7,900,000         8,090,153
          Hospital, Refunding, Series C, FSA Insured, 5.25%, 3/01/40 ............................       5,000,000         5,049,950
          Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26 ...........................       2,500,000         2,832,000
          Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31 ............................       5,500,000         6,215,495
          Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A,
             FSA Insured, 5.20%, 3/01/31 ........................................................      10,000,000        10,399,300
          Valley View Hospital Assn., Refunding, 5.75%, 5/15/36 .................................       2,000,000         1,841,600
          Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29 .......................       4,000,000         3,349,360
       Colorado HFAR,
          MF, Project II, Series A-2, 5.30%, 10/01/23 ...........................................       1,645,000         1,664,806
          MF, Project II, Series A-2, 5.375%, 10/01/32 ..........................................       3,605,000         3,618,519
          MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ............................       2,630,000         2,646,306
          MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 ........................       1,000,000         1,000,420
          MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32 .....................................         475,000           477,166
       Colorado School of Mines Enterprises Revenue, Refunding and Improvement, Series A, 5.25%,
          12/01/37 ..............................................................................       2,000,000         2,052,880
       Colorado Springs Hospital Revenue,
          6.375%, 12/15/30 ......................................................................       3,785,000         3,754,039
          FSA Insured, 5.00%, 12/15/32 ..........................................................       6,250,000         6,207,000
          Pre-Refunded, 6.375%, 12/15/30 ........................................................       3,715,000         4,013,129
          Refunding, 6.25%, 12/15/33 ............................................................       5,000,000         5,067,000
       Colorado Springs Utilities Revenue,
(a)       Refunding, Series A, 5.00%, 11/15/27 ..................................................       1,000,000         1,070,040
          sub. lien, System Improvement, Series B, 5.00%, 11/15/33 ..............................       3,000,000         3,052,020
       Colorado State Board of Governors University Enterprise System Revenue, Series A,
          5.00%, 3/01/34 ........................................................................       2,250,000         2,322,090
          5.00%, 3/01/39 ........................................................................       7,200,000         7,380,504
          FGIC Insured, 5.00%, 3/01/37 ..........................................................      13,000,000        13,113,100
       Colorado State COP, University of Colorado Denver Health Sciences Center Fitzsimons
          Academic Facility Project, Series B, NATL Insured, 5.00%, 11/01/30 ....................       5,000,000         5,122,100
          Colorado State Health Facilities Authority Revenue, Parkview Medical Center Inc. ......
          Project, Series A, 5.00%, 9/01/37 .....................................................       8,000,000         6,329,840
       Colorado State Higher Education Capital Construction Lease Purchase Financing Program
          COP,
          5.50%, 11/01/27 .......................................................................       7,275,000         7,703,716
       Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
          6.15%, 9/01/11 ........................................................................         125,000           125,001
          6.30%, 9/01/14 ........................................................................          25,000            25,000


                             98 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN COLORADO TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
       --------------------------------------                                                       -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       COLORADO (CONTINUED)
       Colorado Water Resources and Power Development Authority Small Water Resource Revenue,
          Series A,
             FGIC Insured, Pre-Refunded, 5.80%, 11/01/20 ........................................   $   1,200,000   $     1,272,084
             NATL Insured, 5.80%, 11/01/20 ......................................................         800,000           817,224
       Colorado Water Resources and Power Development Authority Water Resources Revenue,
             Arapahoe County Water Improvement, Series E, NATL Insured, 5.00%, 12/01/35 .........      10,000,000         9,659,000
             East Cherry Creek Valley Water Sanitary District, NATL Insured, 5.00%, 11/15/30 ....       1,590,000         1,590,716
             Parker Water and Sanitary District, NATL Insured, 5.00%, 9/01/30 ...................       5,000,000         4,817,450
       Commerce City COP, AMBAC Insured, 5.00%, 12/15/37 ........................................      13,975,000        14,075,760
       Denver City and County Airport Revenue,
             Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23 ...............................       4,500,000         4,525,740
             Series B, Pre-Refunded, 5.50%, 11/15/33 ............................................       5,000,000         5,786,700
             Series D, 7.75%, 11/15/13 ..........................................................         740,000           800,273
       Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 .......       7,000,000         7,484,890
       Denver City and County School District No. 1 GO, Series A, 5.00%, 12/01/29 ...............       4,500,000         4,807,440
       Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA Insured,
          5.00%, 12/01/30 .......................................................................      15,000,000        11,637,600
       Denver Health and Hospital Authority Healthcare Revenue,
             Refunding, Series A, 5.25%, 12/01/31 ...............................................       9,250,000         7,690,635
             Series A, Pre-Refunded, 6.00%, 12/01/23 ............................................       1,000,000         1,104,550
             Series A, Pre-Refunded, 6.00%, 12/01/31 ............................................       5,400,000         5,964,570
             Series A, Pre-Refunded, 6.25%, 12/01/33 ............................................       3,250,000         3,869,970
       Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured, 5.00%,
          11/01/35 ..............................................................................       4,375,000         4,455,938
       E-470 Public Highway Authority Revenue,
             Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33 ...................       3,000,000           447,660
             Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32 ...................       7,800,000         1,283,022
             Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34 ...................      14,075,000         1,931,090
             Senior Series A, NATL Insured, Pre-Refunded, 5.75%, 9/01/29 ........................       4,575,000         4,895,845
             Senior Series A, NATL Insured, Pre-Refunded, 5.75%, 9/01/35 ........................      10,825,000        11,584,157
       El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
          12/20/32 ..............................................................................       1,890,000         1,857,435
       El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ..................       1,500,000         1,602,210
       Erie Water Enterprise Revenue, Series A, FSA Insured, 5.00%, 12/01/32 ....................      10,000,000        10,202,400
       Fort Lewis College Board Trustees Enterprise Revenue, Series B-1, FGIC Insured, 5.00%,
          10/01/37 ..............................................................................      12,830,000        12,216,469
       Garfield County Building Corp. COP, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/24 .........       1,000,000         1,022,790
       Gunnison Watershed School District No. RE-1J GO, 5.25%, 12/01/33 .........................       1,240,000         1,306,737
       La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
             5.75%, 4/01/14 .....................................................................       2,090,000         2,091,881
             6.00%, 4/01/19 .....................................................................       1,000,000           989,920
             6.10%, 4/01/24 .....................................................................       1,000,000           955,370
       Mesa State College Auxiliary Facilities Enterprise Revenue, 6.00%, 5/15/38 ...............       7,000,000         7,583,030
       Mesa State College Enterprise Revenue, BHAC Insured, 5.125%, 5/15/37 .....................       5,765,000         5,936,393
       Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured, Pre-Refunded,
          5.125%,
             6/15/26 ............................................................................       6,550,000         7,120,570
             6/15/31 ............................................................................       4,465,000         4,853,946


                             Semiannual Report | 99

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN COLORADO TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
       --------------------------------------                                                       -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       COLORADO (CONTINUED)
       Park Creek Metropolitan District Revenue, Senior Property Tax Support, Refunding and
          Improvement, Assured Guaranty, 6.375%, 12/01/37 .......................................   $   7,000,000   $     7,474,110
       Public Authority for Colorado Energy Natural Gas Purpose Revenue, 6.50%, 11/15/38 ........       9,900,000        10,042,065
       Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
          11/01/21 ..............................................................................       4,300,000         4,576,017
       Regional Transportation District Sales Tax Revenue, Fastracks Project,
             Refunding, Series A, FSA Insured, 4.50%, 11/01/35 ..................................       5,000,000         4,813,600
             Series A, AMBAC Insured, 5.00%, 11/01/31 ...........................................      14,150,000        14,613,129
       Saddle Rock South Metropolitan District No. 4 GO, Refunding, FSA Insured, 4.50%,
          12/01/34 ..............................................................................       4,000,000         3,694,680
       Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
          Renewal, NATL Insured, 5.00%, 12/01/29 ................................................       6,100,000         6,249,267
       Thornton Water Enterprise Revenue, NATL Insured, 5.00%, 12/01/29 .........................       7,010,000         7,247,709
       University of Colorado COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33 ........       3,570,000         3,984,513
       University of Colorado Enterprise System Revenue,
             Series A, 5.375%, 6/01/38 ..........................................................       3,000,000         3,166,230
             University of Colorado Regents, NATL Insured, 5.00%, 6/01/32 .......................       5,000,000         5,145,150
       University of Colorado Hospital Authority Revenue,
             Refunding, 6.00%, 11/15/29 .........................................................       5,000,000         5,052,650
             Series A, 5.00%, 11/15/37 ..........................................................       2,000,000         1,846,640
             Series A, 5.25%, 11/15/39 ..........................................................       3,000,000         2,877,090
             Series A, Pre-Refunded, 5.60%, 11/15/25 ............................................       1,900,000         2,082,685
       University of Northern Colorado Revenue, Auxiliary Facilities Systems, Refunding and
          Improvement, AMBAC Insured, 5.00%, 6/01/31 ............................................       3,000,000         3,004,230
       Ute Water Conservancy District Water Revenue, NATL Insured, 5.75%, 6/15/20 ...............       5,000,000         5,116,500
       Western State College Revenues, 5.00%,
             5/15/34 ............................................................................       2,000,000         1,974,700
             5/15/39 ............................................................................       2,000,000         1,957,440
       Westminster Building Authority COP, NATL Insured, 5.25%, 12/01/22 ........................       1,555,000         1,611,120
                                                                                                                    ---------------
                                                                                                                        572,414,186
                                                                                                                    ---------------
       U.S. TERRITORIES 5.0%
       GUAM 0.3%
       Guam Government Limited Obligation Revenue, Section 30, Series A, 5.375%, 12/01/24 .......       2,000,000         1,996,720
                                                                                                                    ---------------
       PUERTO RICO 3.9%
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series
             B, 5.00%, 7/01/41 ..................................................................       5,000,000         4,194,500
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
          7/01/22 ...............................................................................       1,335,000         1,335,173
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
             Refunding, Series D, 5.375%, 7/01/33 ...............................................       2,120,000         1,883,578
             Series I, Pre-Refunded, 5.375%, 7/01/34 ............................................       5,000,000         5,703,500
       Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinated, Series B,
          6.375%, 8/01/39 .......................................................................      10,000,000        10,748,100
                                                                                                                    ---------------
                                                                                                                         23,864,851
                                                                                                                    ---------------


                             100 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN COLORADO TAX-FREE INCOME FUND                                                           AMOUNT           VALUE
       --------------------------------------                                                       -------------   ---------------
       MUNICIPAL BONDS(CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       VIRGIN ISLANDS 0.8%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
       Series A,
          5.40%, 10/01/12 .......................................................................   $  2,500,000    $     2,515,275
          5.50%, 10/01/22 .......................................................................      2,500,000          2,495,275
                                                                                                                    ---------------
                                                                                                                          5,010,550
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES ...................................................................                        30,872,121
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $604,498,835) ..................                       603,286,307
                                                                                                                    ---------------
       SHORT TERM INVESTMENTS 1.2%
       MUNICIPAL BONDS 1.2%
       COLORADO 1.2%
(b)    Colorado Educational and Cultural Facilities Authority Revenue,
          National Jewish Federation Bond Program, Refunding, Series C-3, Daily VRDN and Put,
             0.18%, 1/01/31 .....................................................................        130,000            130,000
          National Jewish Federation Bond Program, Series A-7, Daily VRDN and Put, 0.18%,
             7/01/29 ............................................................................      2,500,000          2,500,000
          National Jewish Federation Bond Program, Series A-11, Daily VRDN and Put, 0.18%,
             8/01/27 ............................................................................      1,600,000          1,600,000
          National Jewish Federation Bond Program, Series A-10, Daily VRDN and Put, 0.14%,
             9/01/37 ............................................................................      1,250,000          1,250,000
          Various, National Jewish Foundation Bond, Series A-5, Daily VRDN and Put, 0.18%,
             4/01/34 ............................................................................      1,000,000          1,000,000
(b)    Pitkin County IDR, Aspen Skiing Co. Project, Refunding, Series A, Daily VRDN and Put,
          0.18%, 4/01/16 ........................................................................        700,000            700,000
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $7,180,000) ...........................................                         7,180,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $611,678,835) 98.4% ..............................................                       610,466,307
       OTHER ASSETS, LESS LIABILITIES 1.6% ......................................................                        10,117,574
                                                                                                                    ---------------
       NET ASSETS 100.0% ........................................................................                   $   620,583,881
                                                                                                                    ===============

See Abbreviations on page 236.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 101

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2009   ---------------------------------------------------------
CLASS A                                               (UNAUDITED)        2009       2008(a)       2007        2006       2005
-------                                            ----------------   ---------    ---------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...........       $  10.18        $  10.39     $  11.13    $  11.10    $  11.11   $  11.12
                                                       --------        --------     --------    --------    --------   --------
Income from investment operations(b):
   Net investment income(c) ....................           0.23            0.46         0.45        0.46        0.48       0.49
   Net realized and unrealized gains (losses) ..           0.49           (0.22)       (0.73)       0.04       (0.01)     (0.02)
                                                       --------        --------     --------    --------    --------   --------
Total from investment operations ...............           0.72            0.24        (0.28)       0.50        0.47       0.47
                                                       --------        --------     --------    --------    --------   --------
Less distributions from net investment income ..          (0.23)          (0.45)       (0.46)      (0.47)      (0.48)     (0.48)
                                                       --------        --------     --------    --------    --------   --------
Redemption fees(d) .............................             --              --(e)        --(e)       --(e)       --         --(e)
                                                       --------        --------     --------    --------    --------   --------
Net asset value, end of period .................       $  10.67        $  10.18     $  10.39    $  11.13    $  11.10   $  11.11
                                                       ========        ========     ========    ========    ========   ========
Total return(f) ................................           7.16%           2.31%       (2.66)%      4.61%       4.33%      4.38%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................           0.67%           0.68%        0.69%       0.70%       0.71%      0.71%
Net investment income ..........................           4.38%           4.39%        4.16%       4.21%       4.30%      4.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $371,553        $338,345     $315,908    $305,258    $274,407   $249,286

Portfolio turnover rate ........................           0.80%           9.72%       13.47%      11.18%       7.73%      2.77%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            102 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2009   -------------------------------------------------------
CLASS C                                               (UNAUDITED)       2009       2008(a)      2007        2006       2005
-------                                            ----------------   --------    --------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...........        $ 10.24        $ 10.44     $ 11.19     $ 11.15     $ 11.16    $ 11.17
                                                        -------        -------     -------     -------     -------    -------
Income from investment operations(b):
   Net investment income(c) ....................           0.20           0.40        0.40        0.41        0.42       0.43
   Net realized and unrealized gains (losses) ..           0.49          (0.21)      (0.75)       0.04       (0.01)     (0.02)
                                                        -------        -------     -------     -------     -------    -------
Total from investment operations ...............           0.69           0.19       (0.35)       0.45        0.41       0.41
                                                        -------        -------     -------     -------     -------    -------
Less distributions from net investment income ..          (0.20)         (0.39)      (0.40)      (0.41)      (0.42)     (0.42)
                                                        -------        -------     -------     -------     -------    -------
Redemption fees(d) .............................             --             --(e)       --(e)       --(e)       --         --(e)
                                                        -------        -------     -------     -------     -------    -------
Net asset value, end of period .................        $ 10.73        $ 10.24     $ 10.44     $ 11.19     $ 11.15    $ 11.16
                                                        =======        =======     =======     =======     =======    =======
Total return(f) ................................           6.82%          1.83%      (3.28)%      4.10%       3.75%      3.78%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................           1.22%          1.23%       1.24%       1.25%       1.26%      1.26%
Net investment income ..........................           3.83%          3.84%       3.61%       3.66%       3.75%      3.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $83,208        $70,541     $55,126     $52,623     $45,564    $40,942
Portfolio turnover rate ........................           0.80%          9.72%      13.47%      11.18%       7.73%      2.77%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 103

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                      PERIOD ENDED
                                                   AUGUST 31, 2009(a)
ADVISOR CLASS                                          (UNAUDITED)
-------------                                      ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...........         $10.45
                                                         ------
Income from investment operations(b):
   Net investment income(c) ....................           0.06
   Net realized and unrealized gains (losses) ..           0.22
                                                         ------
Total from investment operations ...............           0.28
                                                         ------
Less distributions from net investment income ..          (0.06)
                                                         ------
Net asset value, end of period .................         $10.67
                                                         ======
Total return(d) ................................           2.67%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................           0.57%
Net investment income ..........................           4.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............         $3,395
Portfolio turnover rate ........................           0.80%

(a)  For the period July 15, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.


(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            104 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                       PRINCIPAL
       FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
       -----------------------------------------                                                     ------------   ---------------
       MUNICIPAL BONDS 97.3%
       CONNECTICUT 72.4%
       Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ......................   $  1,000,000   $     1,053,210
       Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
          5.125%, 10/01/26 .......................................................................      3,000,000         2,768,490
       Connecticut State Development Authority First Mortgage Gross Revenue, Health Care
             Project, Church Homes Inc. Project, Refunding, 5.80%, 4/01/21 .......................      4,000,000         3,527,600
             Connecticut Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22 ..      2,000,000         1,567,400
             The Elim Park Baptist Home Inc. Project, 5.75%, 12/01/23 ............................        750,000           661,313
             The Elim Park Baptist Home Inc. Project, Refunding, Series A, 5.375%, 12/01/18 ......      1,100,000         1,035,276
       Connecticut State Development Authority PCR,
             Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ....................      5,500,000         5,556,650
             United Illuminating Co. Project, Mandatory Put 2/01/12, 5.75%, 6/01/26 ..............      1,000,000         1,013,840
       Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
          Refunding, Radian Insured, 5.00%, 9/01/21 ..............................................      2,000,000         1,686,120
       Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, PSEG
          Power LLC Project, Series A, 5.75%, 11/01/37 ...........................................      5,000,000         4,535,700
       Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
          Project, 6.15%, 4/01/35 ................................................................      1,000,000           943,530
       Connecticut State GO,
             Series A, 5.00%, 2/15/29 ............................................................     10,000,000        10,739,600
             Series B, Pre-Refunded, 5.00%, 6/15/20 ..............................................     10,000,000        10,764,400
             Series B, Pre-Refunded, 5.00%, 6/15/22 ..............................................      2,000,000         2,209,720
             Series C, FSA Insured, 5.00%, 6/01/26 ...............................................      5,000,000         5,356,800
       Connecticut State Health and Educational Facilities Authority Revenue,
             Brunswick School, Series A, NATL Insured, 5.00%, 7/01/29 ............................      5,000,000         4,999,650
             Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36 .........................      1,000,000           868,570
             Catholic Health East, Series F, NATL Insured, 5.75%, 11/15/29 .......................      3,250,000         3,181,945
             Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 .............      1,215,000         1,216,045
             Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 ..............      1,000,000         1,000,450
             Child Care Facilities Program, Series G, Assured Guaranty, 6.00%, 7/01/28 ...........      2,250,000         2,498,670
             Connecticut College, Series D-1, NATL Insured, Pre-Refunded, 5.75%, 7/01/30 .........      1,000,000         1,054,130
             Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ..........      3,500,000         3,169,670
             Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%,
                7/01/25 ..........................................................................      2,965,000         2,842,071
             Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%,
                7/01/30 ..........................................................................      2,500,000         1,989,875
             Eastern Connecticut Health Network, Series A, Radian Insured, Pre-Refunded, 6.00%,
                7/01/25 ..........................................................................      6,230,000         6,577,385
             Fairfield University, Series M, 5.00%, 7/01/26 ......................................        450,000           461,597
             Fairfield University, Series M, 5.00%, 7/01/34 ......................................      1,000,000         1,009,170
             Fairfield University, Series N, 5.00%, 7/01/29 ......................................      7,000,000         7,104,370
             Greenwich Academy, Series B, FSA Insured, Pre-Refunded, 5.00%, 3/01/32 ..............      4,210,000         4,518,340
             Hartford University, Series G, Radian Insured, 5.25%, 7/01/26 .......................      5,000,000         4,620,650
             Hebrew Home and Hospital, Series B, FHA Insured, Pre-Refunded, 5.15%, 8/01/28 .......      2,950,000         2,979,500
             Horace Bushnell Memorial Hall, Series A, NATL Insured, 5.625%, 7/01/29 ..............      1,000,000         1,002,590
             Hospital for Special Care, Series C, Radian Insured, 5.25%, 7/01/37 .................      2,500,000         2,008,025
             Loomis Chafee School, Series G, 5.00%, 7/01/30 ......................................      3,000,000         3,044,730
             Loomis Chafee School, Series G, 5.00%, 7/01/38 ......................................      6,285,000         6,153,015
             Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ...........................        375,000           460,740


                            Semiannual Report | 105

Franklin Tax-Free Trust

                                                                                                       PRINCIPAL
       FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
       -----------------------------------------                                                     ------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       CONNECTICUT (CONTINUED)
       Connecticut State Health and Educational Facilities Authority Revenue, (continued)
             Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/26 .................   $  1,730,000   $     1,808,179
             Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36 .................      4,415,000         4,486,170
             New Horizons Village Project, 7.30%, 11/01/16 .......................................      2,905,000         2,904,651
             Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 .......................      1,675,000         1,685,586
             Quinnipiac University, Series H, AMBAC Insured, 5.00%, 7/01/36 ......................      5,000,000         4,934,200
             Quinnipiac University, Series J, NATL Insured, 5.00%, 7/01/37 .......................     15,000,000        15,169,800
             Quinnipiac University, Series K-1, NATL Insured, 5.00%, 7/01/31 .....................      4,000,000         4,056,760
             Renbrook School, Series A, AMBAC Insured, 5.00%, 7/01/37 ............................      1,170,000         1,177,453
             Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28 ........      4,000,000         3,568,560
             Sacred Heart University, Series C, 6.50%, 7/01/16 ...................................        180,000           180,585
             Sacred Heart University, Series C, 6.625%, 7/01/26 ..................................        785,000           786,075
             Salisbury School, Series C, Assured Guaranty, 5.00%, 7/01/38 ........................      5,000,000         5,117,950
             Series B, NATL Insured, 5.00%, 7/01/33 ..............................................      2,000,000         1,826,760
             St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ............................      4,615,000         3,947,486
             The William W. Backus Hospital, Series F, FSA Insured, 5.00%, 7/01/28 ...............      1,500,000         1,518,045
             The William W. Backus Hospital, Series F, FSA Insured, 5.125%, 7/01/35 ..............      4,025,000         4,040,295
             Trinity College, Refunding, Series J, NATL Insured, 4.50%, 7/01/37 ..................      2,000,000         1,902,380
             Trinity College, Series G, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31 ..............      5,425,000         5,877,499
             Trinity College, Series H, NATL Insured, 5.00%, 7/01/26 .............................      1,855,000         1,894,734
             Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 ..............      1,000,000           872,930
             Westminster School, Series E, XLCA Insured, 5.00%, 7/01/37 ..........................     10,660,000        10,776,194
             Westover School, Series A, Radian Insured, Pre-Refunded, 5.70%, 7/01/30 .............      2,000,000         2,106,560
             Yale University, Series Y-1, 5.00%, 7/01/35 .........................................     15,000,000        15,465,150
             Yale University, Series Z-1, 5.00%, 7/01/42 .........................................     10,000,000        10,308,300
             Yale-New Haven Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 ..................     12,500,000        12,086,250
       Connecticut State HFAR,
             Housing Mortgage Finance Program, Refunding, Series E, Sub Series E-2, 5.20%,
                11/15/21 .........................................................................      1,840,000         1,842,042
             Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 .........................      2,715,000         2,718,041
             Housing Mortgage Finance Program, Series E, Sub Series E-4, 5.05%, 5/15/28 ..........      4,650,000         4,670,599
             Housing Mortgage Finance Program, Series F, Sub Series F-2, 5.875%, 11/15/33 ........      5,000,000         5,273,800
             Housing Mortgage Finance Program, Series F, Sub Series F-2, 6.00%, 11/15/38 .........      2,000,000         2,120,140
             Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22 ..      1,000,000         1,030,350
             Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32 ..      1,000,000           964,350
             State Supported Special Obligation, Series 10, 5.00%, 6/15/28 .......................        420,000           443,251
       Connecticut State Higher Education Supplemental Loan Authority Revenue,
             CHESLA Loan Program, Series A, 5.05%, 11/15/27 ......................................      1,000,000         1,022,010
             Family Education Loan Program, Series A, AMBAC Insured, 6.00%, 11/15/18 .............        540,000           545,303
             Family Education Loan Program, Series A, NATL Insured, 5.50%, 11/15/17 ..............        395,000           398,223
(a)    Connecticut State Housing Finance Authority Housing Mortgage Finance Program Revenue,
             5.20%, 11/15/34 .....................................................................      1,770,000         1,792,745
             5.30%, 11/15/39 .....................................................................      2,500,000         2,531,950
       Connecticut State Revenue, Revolving Fund, Series A, 5.00%,
             7/01/26 .............................................................................      6,025,000         6,455,908
             7/01/27 .............................................................................      4,060,000         4,322,723


                            106 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
       -----------------------------------------                                                     ------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       CONNECTICUT (CONTINUED)
       Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
             Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 ...............................   $  1,000,000   $     1,093,860
             Series B, AMBAC Insured, 5.00%, 12/01/20 ............................................      5,000,000         5,204,500
             Series B, AMBAC Insured, 5.00%, 12/01/22 ............................................      1,000,000         1,039,660
       Greater New Haven Water Pollution Control Authority Regional Water Revenue,
             Refunding, Series A, NATL Insured, 5.00%, 11/15/24 ..................................      3,315,000         3,416,240
             Refunding, Series A, NATL Insured, 5.00%, 8/15/35 ...................................      3,250,000         3,251,463
             Series A, FSA Insured, 5.00%, 11/15/37 ..............................................      3,000,000         3,070,890
       New Haven GO,
             Series A, Assured Guaranty, 5.00%, 3/01/29 ..........................................      1,000,000         1,039,070
             Series C, NATL Insured, ETM, 5.00%, 11/01/22 ........................................         25,000            27,646
             Series C, NATL Insured, Pre-Refunded, 5.00%, 11/01/22 ...............................      2,975,000         3,290,409
       South Central Regional Water Authority Water System Revenue,
             Eighteenth Series B, NATL Insured, 5.25%, 8/01/29 ...................................      1,000,000         1,057,220
             Eighteenth Series B, NATL Insured, 5.25%, 8/01/32 ...................................      1,000,000         1,044,880
             Eighteenth Series B-1, NATL Insured, 5.00%, 8/01/26 .................................      3,500,000         3,654,525
             Refunding, Twenty-second Series, FSA Insured, 5.00%, 8/01/38 ........................      5,000,000         5,089,750
             Series A, NATL Insured, 5.00%, 8/01/33 ..............................................      6,000,000         6,067,620
       University of Connecticut Revenue, Student Fee,
             Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 ..................................     10,000,000        10,397,300
             Series A, 5.00%, 5/15/23 ............................................................     10,000,000        10,338,400
             Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 ...............................      1,500,000         1,614,420
                                                                                                                        -----------
                                                                                                                        331,508,677
                                                                                                                        -----------
       U.S. TERRITORIES 24.9%
       PUERTO RICO 23.6%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
          Refunding, 5.50%, 5/15/39 .............................................................       4,000,000         3,091,160
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
             6.00%, 7/01/44 ......................................................................      1,000,000           998,450
             Assured Guaranty, 5.00%, 7/01/28 ....................................................      2,000,000         2,014,060
       Puerto Rico Commonwealth GO, Public Improvement,
             NATL Insured, Pre-Refunded, 5.75%, 7/01/26 ..........................................      1,000,000         1,038,020
             Refunding, FSA Insured, 5.125%, 7/01/30 .............................................        835,000           836,161
             Series A, 5.00%, 7/01/29 ............................................................      1,000,000           894,460
             Series A, 5.125%, 7/01/31 ...........................................................      3,195,000         2,834,604
             Series A, 5.00%, 7/01/33 ............................................................        465,000           392,120
             Series A, 5.00%, 7/01/34 ............................................................        280,000           234,489
             Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ................................      1,000,000         1,107,980
             Series A, Pre-Refunded, 5.00%, 7/01/33 ..............................................        535,000           605,887
             Series B, 5.00%, 7/01/35 ............................................................      1,895,000         1,591,042
             Series B, Pre-Refunded, 5.00%, 7/01/35 ..............................................      3,105,000         3,636,110
             Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
             Refunding, Series A, 5.00%, 7/01/38 .................................................        120,000            99,137
             Series G, 5.00%, 7/01/33 ............................................................        400,000           337,704
             Series G, Pre-Refunded, 5.00%, 7/01/33 ..............................................        600,000           679,500


                             Semiannual Report | 107

Franklin Tax-Free Trust

                                                                                                       PRINCIPAL
       FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
       -----------------------------------------                                                     ------------   ---------------
       LONG TERM INVESTMENTS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       PUERTO RICO (CONTINUED)
       Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
          AMBAC Insured, 5.00%, 7/01/31 ..........................................................   $  5,000,000   $     4,231,700
       Puerto Rico Electric Power Authority Power Revenue,
             Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ................................      7,000,000         7,350,000
             Series II, Pre-Refunded, 5.25%, 7/01/31 .............................................      1,000,000         1,121,620
             Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 ...............................      1,000,000         1,160,050
             Series TT, 5.00%, 7/01/32 ...........................................................     18,500,000        17,580,920
             Series WW, 5.50%, 7/01/38 ...........................................................      6,700,000         6,651,559
       Puerto Rico HFAR, Subordinated, Capital Fund Modernization, 5.125%, 12/01/27 ..............      4,250,000         4,416,175
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Financing Authority Educational Facilities Revenue, University Plaza Project, Series A,
             NATL Insured, 5.00%, 7/01/33 ........................................................      1,000,000           857,800
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...      3,595,000         3,551,141
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 ...................................................      1,995,000         1,772,518
          Series D, Pre-Refunded, 5.375%, 7/01/33 ................................................      6,005,000         6,627,418
          Series I, 5.00%, 7/01/36 ...............................................................      1,000,000           827,420
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
          Pre-Refunded, 5.70%, 8/01/25 ...........................................................      5,000,000         5,108,700
       Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinate, Series A,
          6.00%, 8/01/42 .........................................................................     20,000,000        20,926,200
       University of Puerto Rico Revenues, University System, Refunding,
             Series P, 5.00%, 6/01/26 ............................................................      5,000,000         4,491,700
             Series Q, 5.00%, 6/01/36 ............................................................      1,500,000         1,234,860
                                                                                                                    ---------------
                                                                                                                        108,300,665
                                                                                                                    ---------------
       VIRGIN ISLANDS 1.3%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
          Series A, 5.50%,
             10/01/13 ............................................................................      2,500,000         2,514,700
             10/01/22 ............................................................................      2,500,000         2,495,275
       Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
             7/01/21 .............................................................................      1,000,000           950,160
                                                                                                                    ---------------
                                                                                                                          5,960,135
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES ....................................................................                      114,260,800
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $446,805,997) ...................                      445,769,477
                                                                                                                    ---------------


                            108 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                       PRINCIPAL
       FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
       -----------------------------------------                                                     ------------   ---------------
       SHORT TERM INVESTMENTS 2.5%
       MUNICIPAL BONDS 2.5%
       CONNECTICUT 2.5%
(b)    Connecticut State Health and Educational Facilities Authority Revenue,
             Wesleyan University, Series E, Daily VRDN and Put, 0.12%, 7/01/38 ...................   $  5,900,000   $     5,900,000
             Yale University, Series V-1, Daily VRDN and Put, 0.10%, 7/01/36 .....................      2,600,000         2,600,000
          Yale University, Series V-2, Daily VRDN and Put, 0.10%, 7/01/36 ........................      2,900,000         2,900,000
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $11,400,000) ...........................................                       11,400,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $458,205,997) 99.8% ...............................................                      457,169,477
       OTHER ASSETS, LESS LIABILITIES 0.2% .......................................................                          986,662
                                                                                                                    ---------------
       NET ASSETS 100.0% .........................................................................                  $   458,156,139
                                                                                                                    ===============

See Abbreviations on page 236.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 109

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED                        YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2009   --------------------------------------------------------
CLASS A                                             (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                           ---------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..........       $  10.54      $  11.10    $  12.06    $  11.98    $  11.99    $  12.06
                                                      --------      --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ...................           0.26          0.50        0.49        0.50        0.50        0.51
   Net realized and unrealized gains (losses)             0.56         (0.57)      (0.96)       0.08       (0.01)      (0.05)
                                                      --------      --------    --------    --------    --------    --------
Total from investment operations ..............           0.82         (0.07)      (0.47)       0.58        0.49        0.46
                                                      --------      --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ......................          (0.26)        (0.49)      (0.49)      (0.50)      (0.50)      (0.51)
   Net realized gains .........................             --            --          --          --          --       (0.02)
                                                      --------      --------    --------    --------    --------    --------
Total distributions ...........................          (0.26)        (0.49)      (0.49)      (0.50)      (0.50)      (0.53)
                                                      --------      --------    --------    --------    --------    --------
Redemption fees(d) ............................             --            --(e)       --(e)       --(e)       --(e)       --(e)
                                                      --------      --------    --------    --------    --------    --------
Net asset value, end of period ................       $  11.10      $  10.54    $  11.10    $  12.06    $  11.98    $  11.99
                                                      ========      ========    ========    ========    ========    ========
Total return(f) ...............................           7.85%        (0.62)%     (4.05)%      4.97%       4.13%       4.01%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ......................................           0.68%         0.68%       0.69%       0.70%       0.71%       0.72%
Net investment income .........................           4.76%         4.58%       4.14%       4.16%       4.17%       4.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $467,556      $468,062    $462,515    $428,458    $370,481    $309,495
Portfolio turnover rate .......................           9.78%        14.45%      18.19%      10.88%      14.19%      10.46%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             110 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED                       YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2009   ---------------------------------------------------
CLASS C                                             (UNAUDITED)       2009     2008(a)      2007       2006       2005
-------                                           ---------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period ..........       $ 10.58       $ 11.14    $ 12.11    $ 12.01    $ 12.03    $ 12.10
                                                      -------       -------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ...................          0.23          0.44       0.43       0.43       0.43       0.45
   Net realized and unrealized gains (losses) .          0.56         (0.57)     (0.97)      0.10      (0.02)     (0.05)
                                                      -------       -------    -------    -------    -------    -------
Total from investment operations ..............          0.79         (0.13)     (0.54)      0.53       0.41       0.40
                                                      -------       -------    -------    -------    -------    -------
Less distributions from:
   Net investment income ......................         (0.23)        (0.43)     (0.43)     (0.43)     (0.43)     (0.45)
   Net realized gains .........................            --            --         --         --         --      (0.02)
                                                      -------       -------    -------    -------    -------    -------
Total distributions ...........................         (0.23)        (0.43)     (0.43)     (0.43)     (0.43)     (0.47)
                                                      -------       -------    -------    -------    -------    -------
Redemption fees(d) ............................            --            --(e)      --(e)      --(e)      --(e)      --(e)
                                                      -------       -------    -------    -------    -------    -------
Net asset value, end of period ................       $ 11.14       $ 10.58    $ 11.14    $ 12.11    $ 12.01    $ 12.03
                                                      =======       =======    =======    =======    =======    =======
Total return(f) ...............................          7.54%        (1.17)%    (4.64)%     4.55%      3.47%      3.42%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ......................................          1.23%         1.23%      1.24%      1.24%      1.26%      1.27%
Net investment income .........................          4.21%         4.03%      3.59%      3.62%      3.62%      3.76%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $77,513       $72,413    $66,985    $58,803    $55,931    $45,621
Portfolio turnover rate .......................          9.78%        14.45%     18.19%     10.88%     14.19%     10.46%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 111

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                           PERIOD ENDED
                                                        AUGUST 31, 2009(a)
ADVISOR CLASS                                               (UNAUDITED)
-------------                                           ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $10.78
                                                              ------
Income from investment operations(b):
   Net investment income(c) .........................           0.07
   Net realized and unrealized gains (losses) .......           0.31
                                                              ------
Total from investment operations ....................           0.38
                                                              ------
Less distributions from net investment income .......          (0.06)
                                                              ------
Net asset value, end of period ......................         $11.10
                                                              ======
Total return(d) .....................................           3.58%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ............................................           0.58%
Net investment income ...............................           4.86%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................         $2,159
Portfolio turnover rate .............................           9.78%

(a)  For the period July 15, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.


                            112 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                      PRINCIPAL
       FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS 98.3%
       U.S. TERRITORIES 98.3%
       GUAM 6.6%
       Guam Education Financing Foundation COP, 5.00%, 10/01/23 .................................   $   2,500,000   $     2,216,550
       Guam Government Limited Obligation Revenue, Section 30, Series A,
             5.375%, 12/01/24 ...................................................................       5,195,000         5,186,480
             5.625%, 12/01/29 ...................................................................       3,850,000         3,810,653
             5.75%, 12/01/34 ....................................................................       4,250,000         4,171,885
       Guam International Airport Authority Revenue,
             Series A, NATL Insured, 5.25%, 10/01/20 ............................................       1,725,000         1,700,730
             Series A, NATL Insured, 5.25%, 10/01/22 ............................................         700,000           679,357
             Series B, NATL Insured, 5.25%, 10/01/22 ............................................       1,000,000           970,510
             Series B, NATL Insured, 5.25%, 10/01/23 ............................................       1,000,000           956,350
             Series C, NATL Insured, 5.25%, 10/01/21 ............................................       5,000,000         4,902,100
             Series C, NATL Insured, 5.00%, 10/01/23 ............................................       5,000,000         4,409,050
       Guam Power Authority Revenue, Refunding, Series A, NATL Insured,
             5.125%, 10/01/29 ...................................................................       1,975,000         1,600,777
             5.25%, 10/01/34 ....................................................................       7,000,000         5,473,650
                                                                                                                    ---------------
                                                                                                                         36,078,092
                                                                                                                    ---------------
       PUERTO RICO 78.9%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
          Refunding, 5.50%, 5/15/39 .............................................................       5,000,000         3,863,950
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
             6.00%, 7/01/38 .....................................................................       3,100,000         3,110,230
             Assured Guaranty, 5.125%, 7/01/47 ..................................................      27,000,000        26,489,160
       Puerto Rico Commonwealth GO,
             Public Improvement, NATL Insured, Pre-Refunded, 5.75%, 7/01/26 .....................       3,000,000         3,114,060
             Public Improvement, Refunding, Series A, 5.50%, 7/01/18 ............................       2,395,000         2,451,977
             Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ............................      10,000,000         9,171,900
             Public Improvement, Series A, 5.375%, 7/01/28 ......................................       1,300,000         1,215,838
             Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31 ........................       3,315,000         2,901,089
             Public Improvement, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ..........       1,685,000         1,819,193
             Public Improvement, Series B, 5.00%, 7/01/35 .......................................       1,825,000         1,532,270
             Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/27 ..................       3,500,000         3,535,455
             Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/28 ..................       1,195,000         1,204,644
             Series A, 5.25%, 7/01/29 ...........................................................      21,250,000        19,550,637
             Series A, 5.25%, 7/01/30 ...........................................................       8,575,000         7,791,502
       Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
             Refunding, Series CC, FSA Insured, 5.25%, 7/01/32 ..................................       5,500,000         5,640,140
             Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 ..................................       2,000,000         2,036,160
             Series Y, Pre-Refunded, 5.50%, 7/01/36 .............................................      11,850,000        14,249,625
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
             Refunding, Series H, 5.00%, 7/01/35 ................................................          20,000            16,690
             Refunding, Series M, 5.00%, 7/01/37 ................................................       5,455,000         4,566,599
             Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ..................................      20,720,000        17,740,878
             Series D, Pre-Refunded, 5.375%, 7/01/36 ............................................      11,990,000        13,232,763
             Series H, Pre-Refunded, 5.00%, 7/01/35 .............................................          80,000            90,600
             Series K, Pre-Refunded, 5.00%, 7/01/40 .............................................       9,500,000        11,048,785


                            Semiannual Report | 113

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       PUERTO RICO (CONTINUED)
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
             Refunding, Series C, FGIC Insured, 5.50%, 7/01/22 ..................................   $   6,285,000   $     6,244,525
             Series B, 5.00%, 7/01/31 ...........................................................       2,500,000         2,197,750
             Series B, 5.00%, 7/01/37 ...........................................................      24,250,000        20,553,572
             Series B, 5.00%, 7/01/41 ...........................................................       7,920,000         6,644,088
       Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
             AMBAC Insured, 5.00%, 7/01/31 ......................................................      20,000,000        16,926,800
             CIFG Insured, 5.00%, 7/01/27 .......................................................         900,000           823,941
       Puerto Rico Electric Power Authority Power Revenue,
             Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 ..................................       3,015,000         3,046,658
             Refunding, Series UU, CIFG Insured, 5.00%, 7/01/26 .................................       6,500,000         6,477,575
             Series NN, Pre-Refunded, 5.125%, 7/01/29 ...........................................       4,155,000         4,716,507
             Series TT, 5.00%, 7/01/32 ..........................................................      14,800,000        14,064,736
             Series TT, 5.00%, 7/01/37 ..........................................................       2,235,000         2,078,930
       Puerto Rico HFAR,
             Capital Fund Program, 4.60%, 12/01/24 ..............................................       3,425,000         3,439,180
             Capital Fund Program, Pre-Refunded, 4.60%, 12/01/24 ................................       6,575,000         7,264,323
             Subordinated, Capital Fund Modernization, 5.125%, 12/01/27 .........................       8,500,000         8,832,350
       Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 .......................      10,610,000        10,624,854
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Financing Authority Educational Facilities Revenue, University Plaza Project, Series A,
             NATL Insured, 5.00%, 7/01/33 .......................................................       6,000,000         5,146,800
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Financing Authority Hospital Revenue,
             Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .................       2,500,000         2,509,025
             Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ..................         500,000           501,485
             Hospital Auxilio Mutuo Obligation Group Project, Series A, NATL Insured, 6.25%,
                7/01/24 .........................................................................       8,445,000         8,445,929
             Mennonite General Hospital Project, 5.625%, 7/01/17 ................................         525,000           473,114
             Mennonite General Hospital Project, 5.625%, 7/01/27 ................................       1,950,000         1,504,659
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Financing Authority Industrial Revenue,
             Guaynabo Municipal Government, 5.625%, 7/01/15 .....................................       4,710,000         4,725,543
             Guaynabo Municipal Government, 5.625%, 7/01/22 .....................................       3,160,000         3,160,411
             Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .......................................       1,250,000         1,234,750
             Guaynabo Warehouse, Series A, 5.20%, 7/01/24 .......................................       4,120,000         3,931,180
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Revenue,
             Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ...............       2,000,000         1,788,840
             Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 ................       7,850,000         6,275,369
             Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ....................       5,970,000         6,006,298
             International American University of Puerto Rico Project, NATL Insured, 4.25%,
                10/01/24 ........................................................................       1,000,000           843,840
             International American University of Puerto Rico Project, NATL Insured, 4.375%,
                10/01/25 ........................................................................       1,000,000           849,400
             International American University of Puerto Rico Project, NATL Insured, 4.50%,
                10/01/29 ........................................................................       3,750,000         3,109,125


                            114 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       PUERTO RICO (CONTINUED)
       Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%, 8/01/12 ...........   $   7,500,000   $     7,587,900
       Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
             8/01/27 ............................................................................       3,500,000         3,505,495
             8/01/30 ............................................................................       3,500,000         3,501,610
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
             Refunding, Series D, 5.375%, 7/01/33 ...............................................       3,430,000         3,047,486
             Refunding, Series M, 6.25%, 7/01/21 ................................................       5,000,000         5,295,650
             Refunding, Series N, 5.00%, 7/01/32 ................................................       5,000,000         4,219,400
             Refunding, Series N, 5.00%, 7/01/37 ................................................      10,000,000         8,314,200
             Refunding, Series P, 6.50%, 7/01/30 ................................................       5,000,000         5,149,400
             Refunding, Series P, 6.75%, 7/01/36 ................................................       5,000,000         5,169,800
             Series D, Pre-Refunded, 5.375%, 7/01/33 ............................................       9,070,000        10,010,106
             Series I, 5.25%, 7/01/33 ...........................................................       4,450,000         3,883,426
             Series I, 5.00%, 7/01/36 ...........................................................       4,000,000         3,309,680
             Series I, Pre-Refunded, 5.25%, 7/01/33 .............................................          50,000            56,751
             Series I, Pre-Refunded, 5.375%, 7/01/34 ............................................       5,000,000         5,703,500
       Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...............       1,250,000         1,186,975
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
          Pre-Refunded, 5.50%, 8/01/29 ..........................................................       9,000,000         9,876,240
       Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
             First Subordinate, Series A, 5.75%, 8/01/37 ........................................       6,100,000         6,266,591
             First Subordinate, Series A, 6.00%, 8/01/42 ........................................      10,000,000        10,463,100
             Series A, 5.25%, 8/01/57 ...........................................................      15,000,000        14,343,750
                                                                                                                    ---------------
                                                                                                                        431,706,762
                                                                                                                    ---------------
       VIRGIN ISLANDS 12.8%
       Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
             6.45%, 3/01/16 .....................................................................          85,000            85,083
             6.50%, 3/01/25 .....................................................................         255,000           256,596
       Virgin Islands PFAR,
             Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 ....................       5,000,000         4,516,000
             Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ....................       9,220,000         7,768,588
             Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31 ............       2,500,000         2,174,150
             Gross Receipts Taxes Loan Note, Refunding, BHAC Insured, 5.00%, 10/01/28 ...........       3,695,000         3,920,691
             Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.75%, 10/01/37 ..       7,000,000         7,050,330
             Virgin Islands Matching Fund Loan Note, senior lien, Series A, 5.25%, 10/01/24 .....       2,000,000         1,941,140
             Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
                10/01/18 ........................................................................       3,000,000         3,015,570
             Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
                10/01/22 ........................................................................       6,750,000         6,737,242
             Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.625%,
                10/01/25 ........................................................................       3,950,000         3,910,697
       Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
             5.25%, 9/01/18 .....................................................................       3,930,000         3,938,096
             5.00%, 9/01/23 .....................................................................      10,000,000         9,140,700


                            Semiannual Report | 115

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
       -------------------------------------                                                        -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       VIRGIN ISLANDS (CONTINUED)
       Virgin Islands Water and Power Authority Electric System Revenue,
          Refunding, 5.30%, 7/01/18 .............................................................   $   4,175,000   $     4,099,725
          Refunding, 5.30%, 7/01/21 .............................................................       1,000,000           950,160
          Series A, 5.00%, 7/01/31 ..............................................................       3,000,000         2,534,280
       Virgin Islands Water and Power Authority Water System Revenue, Refunding,
          5.25%, 7/01/12 ........................................................................       4,000,000         4,056,080
          5.50%, 7/01/17 ........................................................................       4,000,000         4,044,920
                                                                                                                    ---------------
                                                                                                                         70,140,048
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $560,302,383) 98.3% ..............................................                       537,924,902
       OTHER ASSETS, LESS LIABILITIES 1.7% ......................................................                         9,303,074
                                                                                                                    ---------------
       NET ASSETS 100.0% ........................................................................                      $547,227,976
                                                                                                                    ===============

See Abbreviations on page 236.

   The accompanying notes are an integral part of these financial statements.


                            116 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009   ------------------------------------------------------------
CLASS A                                              (UNAUDITED)       2009        2008(a)       2007         2006         2005
-------                                           ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $    10.99      $  11.04     $  11.47     $  11.42     $  11.51     $  11.76
                                                     ----------      --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ...................            0.22          0.43         0.42         0.42         0.42         0.42
   Net realized and unrealized gains (losses)..            0.32         (0.05)       (0.43)        0.05        (0.10)       (0.25)
                                                     ----------      --------     --------     --------     --------     --------
Total from investment operations ..............            0.54          0.38        (0.01)        0.47         0.32         0.17
                                                     ----------      --------     --------     --------     --------     --------
Less distributions from net investment income..           (0.22)        (0.43)       (0.42)       (0.42)       (0.41)       (0.42)
                                                     ----------      --------     --------     --------     --------     --------
Redemption fees(d) ............................              --            --(e)        --(e)        --(e)        --(e)        --(e)
                                                     ----------      --------     --------     --------     --------     --------
Net asset value, end of period ................      $    11.31      $  10.99     $  11.04     $  11.47     $  11.42     $  11.51
                                                     ==========      ========     ========     ========     ========     ========
Total return(f) ...............................            5.00%         3.48%       (0.11)%       4.22%        2.83%        1.54%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ......................................            0.66%         0.68%        0.71%        0.69%        0.69%        0.69%
Net investment income .........................            3.87%         3.91%        3.67%        3.68%        3.64%        3.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $1,088,663      $873,648     $699,833     $611,291     $540,348     $493,994
Portfolio turnover rate .......................            1.29%        13.05%       17.10%        8.94%       12.62%        9.14%

(a) For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 117

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2009   ------------------------------------------------------------
CLASS C                                              (UNAUDITED)       2009        2008(a)       2007         2006         2005
-------                                           ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  11.01       $ 11.06      $ 11.49      $ 11.44      $ 11.53      $ 11.77
                                                      --------       -------      -------      -------      -------      -------
Income from investment operations(b):
   Net investment income(c) ...................           0.19          0.37         0.35         0.36         0.35         0.36
   Net realized and unrealized gains (losses)..           0.32         (0.05)       (0.42)        0.05        (0.09)       (0.24)
                                                      --------       -------      -------      -------      -------      -------
Total from investment operations ..............           0.51          0.32        (0.07)        0.41         0.26         0.12
                                                      --------       -------      -------      -------      -------      -------
Less distributions from net investment income..          (0.19)        (0.37)       (0.36)       (0.36)       (0.35)       (0.36)
                                                      --------       -------      -------      -------      -------      -------
Redemption fees(d) ............................             --            --(e)        --(e)        --(e)        --(e)        --(e)
                                                      --------       -------      -------      -------      -------      -------
Net asset value, end of period ................       $  11.33       $ 11.01      $ 11.06      $ 11.49      $ 11.44      $ 11.53
                                                      ========       =======      =======      =======      =======      =======
Total return(f) ...............................           4.69%         2.90%       (0.66)%       3.65%        2.27%        1.05%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ......................................           1.21%         1.23%        1.26%        1.24%        1.24%        1.24%
Net investment income .........................           3.32%         3.36%        3.12%        3.13%        3.09%        3.12%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $163,160       $91,164      $34,763      $28,510      $30,178      $23,384
Portfolio turnover rate .......................           1.29%        13.05%       17.10%        8.94%       12.62%        9.14%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.


                             118 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED   PERIOD ENDED
                                                   AUGUST 31, 2009   FEBRUARY 28,
ADVISOR CLASS                                        (UNAUDITED)        2009(a)
-------------                                     ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $ 11.00          $10.58
                                                       -------          ------
Income from investment operations(b):
   Net investment income(c) ...................           0.23            0.11
   Net realized and unrealized gains (losses)..           0.32            0.42
                                                       -------          ------
Total from investment operations ..............           0.55            0.53
                                                       -------          ------
Less distributions from net investment income..          (0.23)          (0.11)
                                                       -------          ------
Net asset value, end of period ................        $ 11.32          $11.00
                                                       =======          ======
Total return(d) ...............................           5.04%           5.00%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ......................................           0.56%           0.58%
Net investment income .........................           3.97%           4.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $85,658          $5,769
Portfolio turnover rate                                   1.29%          13.05%

(a)  For the period December 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 119

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ---------------
       MUNICIPAL BONDS 93.4%
       ALABAMA 3.9%
       Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding,
          Series B, AMBAC Insured,
          4.625%, 8/15/13 .......................................................................   $   5,900,000   $      6,198,953
          4.125%, 2/15/14 .......................................................................       3,000,000          2,998,140
       East Alabama Health Care Authority Health Care Facilities Revenue,
          Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36 .......................................      10,000,000          9,727,800
          Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33 .......................................      13,500,000         13,528,350
          Tax Anticipation Bond, Series A, NATL Insured, 4.50%, 9/01/13 .........................       1,925,000          1,930,794
          Tax Anticipation Bond, Series A, NATL Insured, 4.625%, 9/01/14 ........................       2,010,000          2,011,668
          Tax Anticipation Bond, Series A, NATL Insured, 4.50%, 9/01/15 .........................       2,100,000          2,068,584
       Huntsville Health Care Authority Revenue, Series A, NATL Insured,
          5.00%, 6/01/17 ........................................................................       2,900,000          2,976,908
          Pre-Refunded, 4.80%, 6/01/13 ..........................................................       2,400,000          2,650,584
       Jefferson County GO, Capital Improvement wts., Series A, NATL Insured, 5.00%, 4/01/17 ....       2,195,000          1,365,246
       Jefferson County Limited Obligation School wts. Revenue, Series A, 5.25%, 1/01/16 ........       2,000,000          1,330,880
       Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/12 ..........................         600,000            634,446
       University of Alabama General Revenue, Series A, NATL Insured, 5.00%, 7/01/15 ............       4,070,000          4,510,334
                                                                                                                    ----------------
                                                                                                                          51,932,687
                                                                                                                    ----------------
       ALASKA 0.3%
       Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center,
          Assured Guaranty, 5.00%, 9/01/19 ......................................................       3,650,000          4,059,530
                                                                                                                    ----------------
       ARIZONA 4.4%
       Arizona Health Facilities Authority Revenue,
          Banner Health, Series D, 5.50%, 1/01/22 ...............................................       5,000,000          5,157,900
          Banner Health, Series D, 5.00%, 1/01/23 ...............................................       5,000,000          4,937,450
          Series A, 5.00%, 1/01/22 ..............................................................       8,000,000          7,977,600
       Arizona School Facilities Board COP, 5.25%, 9/01/19 ......................................      10,000,000         10,795,300
       Arizona School Facilities Board Revenue, Series B, FGIC Insured, 4.00%, 9/01/13 ..........       5,000,000          5,316,700
       Arizona State Board of Regents Arizona State University System Revenue, Series C, 5.75%,
          7/01/20 ...............................................................................         500,000            579,015
          7/01/21 ...............................................................................         500,000            573,725
       Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
          9/01/16 ...............................................................................       2,505,000          2,705,475
       Glendale IDAR, John C. Lincoln Health, Refunding, Series B, 5.00%, 12/01/18 ..............       5,605,000          5,571,819
       Maricopa County GO, School District No. 97, Deer Valley School Improvement, Series A,
          FGIC Insured, 4.75%, 7/01/12 ..........................................................       4,000,000          4,307,720
       Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/18 .........       2,000,000          2,278,880
       Mesa GO, Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ...............................         715,000            736,893
       Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%,
          9/01/21 ...............................................................................       4,000,000          3,894,480
       Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
          7/01/15 ...............................................................................       1,000,000          1,008,800
          7/01/16 ...............................................................................       1,000,000            999,360
       University Medical Center Corp. Hospital Revenue, 6.00%, 7/01/24 .........................       2,000,000          2,074,960
                                                                                                                    ----------------
                                                                                                                          58,916,077
                                                                                                                    ----------------


                            120 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       ARKANSAS 0.5%
       Arkansas State Development Finance Authority Revenue, State Agencies Facilities,
          Corrections, Series B, FSA Insured, 5.00%,
          11/01/17 ..............................................................................   $   1,955,000   $      2,151,419
          11/01/19 ..............................................................................       1,065,000          1,147,900
       Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A,
          6.20%, 8/01/17 ........................................................................       1,105,000          1,113,011
       University of Arkansas University Revenues, Student Fee University of Arkansas at Fort
          Smith, FSA Insured, 4.75%, 12/01/15 ...................................................       2,295,000          2,400,799
                                                                                                                    ----------------
                                                                                                                           6,813,129
                                                                                                                    ----------------
       CALIFORNIA 14.3%
       California Health Facilities Financing Authority Revenue,
          Catholic Healthcare West, Series L, 5.125%, 7/01/22 ...................................      10,000,000          9,819,700
          Providence Health and Services, Series C, 6.00%, 10/01/18 .............................         500,000            572,200
          Scripps Health, Series A, 5.00%, 10/01/21 .............................................       5,000,000          4,995,300
       California State Department of Water Resources Power Supply Revenue, Series A,
          Pre-Refunded, 5.125%, 5/01/18 .........................................................       3,000,000          3,344,070
       California State GO,
          5.50%, 4/01/21 ........................................................................      20,000,000         21,785,200
          Refunding, 5.00%, 2/01/17 .............................................................       3,000,000          3,156,330
          Refunding, 5.00%, 8/01/21 .............................................................      20,000,000         20,815,200
          Various Purpose, 5.25%, 11/01/17 ......................................................      10,000,000         10,647,800
          Various Purpose, XLCA Insured, 5.00%, 11/01/22 ........................................       4,805,000          4,967,313
       California Statewide CDA Revenue, Enloe Medical Center, Series A, California Mortgage
          Insured,
          5.25%, 8/15/19 ........................................................................       1,990,000          2,042,815
          5.375%, 8/15/20 .......................................................................       1,650,000          1,698,956
       El Dorado Irrigation District COP, Refunding, Series A, Assured Guaranty,
          5.00%, 8/01/22 ........................................................................       2,610,000          2,738,882
          5.25%, 8/01/23 ........................................................................       2,860,000          3,032,229
       Los Angeles Department of Water and Power Revenue, Refunding, Series B, 5.25%,
          7/01/24 ...............................................................................      17,000,000         18,596,130
       Los Angeles Department of Water and Power Waterworks Revenue, Refunding, Series B,
          NATL Insured, 4.25%, 7/01/17 ..........................................................       4,000,000          4,148,560
       Los Angeles Municipal Improvement Corp. Lease Revenue,
          Capital Equipment, Refunding, Series A, Assured Guaranty, 5.00%, 4/01/17 ..............       3,215,000          3,531,227
          Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/19 ..............       3,180,000          3,525,634
          Refunding, Assured Guaranty, 5.25%, 4/01/18 ...........................................       2,495,000          2,782,773
       Los Angeles USD, GO,
          Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/24 ..............................       6,700,000          6,922,507
          Series A, NATL Insured, 4.25%, 7/01/16 ................................................       2,500,000          2,602,000
          Series F, 5.00%, 7/01/22 ..............................................................       5,675,000          6,046,599
       Orange County Airport Revenue, 5.00%,
          7/01/20 ...............................................................................       3,465,000          3,726,607
          7/01/21 ...............................................................................       7,545,000          8,089,296
       San Francisco City and County COP, Multiple Capital Improvement Projects, Series A,
          5.00%, 4/01/25 ........................................................................       4,000,000          4,008,880
          5.25%, 4/01/26 ........................................................................       2,500,000          2,547,000



                            Semiannual Report | 121

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       CALIFORNIA (CONTINUED)
       San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
          Refunding, Series A, 5.65%, 1/15/17 ...................................................   $   3,000,000   $      2,447,130
       San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty, 5.00%,
          8/01/21 ...............................................................................      10,000,000          9,999,600
          8/01/22 ...............................................................................      10,000,000          9,877,900
       Tulare Joint UHSD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/16 ..........       2,870,000          3,143,827
       Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%,
          1/01/23 ...............................................................................       8,000,000          8,213,120
       Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15 ....................................       1,000,000          1,147,060
                                                                                                                    ----------------
                                                                                                                         190,971,845
                                                                                                                    ----------------
       COLORADO 2.4%
       Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A,
          NATL Insured, 4.375%, 9/01/17 .........................................................      17,000,000         15,790,450
       Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 .......       3,000,000          3,217,080
       E-470 Public Highway Authority Revenue, Series D1, NATL Insured, 5.50%, 9/01/24 ..........       8,000,000          7,707,520
       Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18 .......       5,000,000          4,950,300
                                                                                                                    ----------------
                                                                                                                          31,665,350
                                                                                                                    ----------------
       FLORIDA 7.4%
       Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/16 ...................       5,915,000          6,260,436
       Citizens Property Insurance Corp. Revenue, Senior Secured, High Risk Account, Series A-1,
          6.00%, 6/01/17 ........................................................................       5,000,000          5,248,600
       Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 ................       1,000,000          1,053,620
       Collier County School Board COP, FSA Insured, 5.00%, 2/15/22 .............................       5,075,000          5,250,240
       Hillsborough County Capacity Assessment Special Assessment Revenue, Series 2006,
          FGIC Insured, 5.00%, 3/01/19 ..........................................................       5,000,000          4,667,450
       Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18 .......       6,500,000          6,799,390
       Marion County Public Improvement Revenue, Refunding, NATL Insured,
          4.20%, 12/01/12 .......................................................................       1,400,000          1,480,948
          4.30%, 12/01/13 .......................................................................       1,800,000          1,887,246
       Miami-Dade County School Board COP, Series A, Assured Guaranty, 5.00%, 2/01/23 ...........      12,115,000         12,528,121
       Orange County School Board COP, Series B, FGIC Insured, 5.00%,
          8/01/18 ...............................................................................       5,150,000          5,341,528
          8/01/19 ...............................................................................       5,985,000          6,117,987
       Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
          10/01/14 ..............................................................................       5,000,000          5,214,750
       Palm Beach County School Board COP, Series E, NATL Insured, 5.00%, 8/01/21 ...............       6,060,000          6,243,315
       Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series D,
          FSA Insured, 5.00%,
          10/01/22 ..............................................................................       9,490,000          9,913,539
          10/01/24 ..............................................................................      10,455,000         10,898,815
       South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
          Group, 5.00%, 8/15/19 .................................................................       5,000,000          5,216,350
       Tampa Bay Water Utility System Revenue,
          FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ...........................................       1,000,000          1,101,570
          Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16 .................................       3,400,000          3,675,434
                                                                                                                    ----------------
                                                                                                                          98,899,339
                                                                                                                    ================


                            122 | Semiannual Report

Franklin Tax-Free Trust


                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       GEORGIA 0.5%
       Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.25%,
          12/01/20 ..............................................................................   $   1,500,000   $      1,536,165
          12/01/21 ..............................................................................       1,000,000          1,017,320
       Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
          12/01/13 ..............................................................................       1,020,000            993,786
       South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%, 1/01/16 ......       2,650,000          2,899,869
                                                                                                                    ----------------
                                                                                                                           6,447,140
                                                                                                                    ----------------
       ILLINOIS 1.9%
       Chicago O'Hare International Airport Revenue, Refunding, Series B, FSA Insured, 5.00%,
          1/01/20 ...............................................................................       7,850,000          8,126,870
       Illinois Finance Authority Revenue, Rush University Medical Certificates Billing Group,
          Series A, 6.75%, 11/01/24 .............................................................       5,000,000          5,366,450
       Southwestern Illinois Development Authority Revenue, Local Government Program,
          Edwardsville Community, FSA Insured, 5.00%, 12/01/19 ..................................      11,005,000         11,955,942
                                                                                                                    ----------------
                                                                                                                          25,449,262
                                                                                                                    ----------------
       KENTUCKY 0.3%
       Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
          Regional Health Center Facility, Refunding and Improvement,
          5.70%, 10/01/10 .......................................................................       1,000,000            984,110
          5.75%, 10/01/11 .......................................................................       1,500,000          1,450,350
       Kentucky State Turnpike Authority Economic Development Road Revenue, 5.00%, 7/01/22 ......       1,000,000          1,099,320
                                                                                                                    ----------------
                                                                                                                           3,533,780
                                                                                                                    ----------------
       LOUISIANA 3.6%
       Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, Series B, Assured
          Guaranty, 5.00%, 12/01/21 .............................................................      15,000,000         15,938,400
       Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
          AMBAC Insured, 5.00%, 6/01/19 .........................................................      20,000,000         19,057,200
       New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1,
          Assured Guaranty, 6.00%, 1/01/23 ......................................................       2,000,000          2,122,980
       New Orleans GO, Radian Insured, 5.00%, 12/01/25 ..........................................       7,915,000          7,591,277
       St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...........       4,000,000          4,007,040
                                                                                                                    ----------------
                                                                                                                          48,716,897
                                                                                                                    ----------------
       MARYLAND 0.9%
       Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
          Refunding, CIFG Insured, 5.00%,
          6/01/19 ...............................................................................       1,445,000          1,393,023
          6/01/20 ...............................................................................       1,000,000            955,050
       Maryland State Health and Higher Educational Facilities Authority Revenue,
          Peninsula Regional Medical Center, 5.00%, 7/01/18 .....................................       1,600,000          1,686,864
          Peninsula Regional Medical Center, 5.00%, 7/01/19 .....................................       1,430,000          1,495,494
          Peninsula Regional Medical Center, 5.00%, 7/01/20 .....................................       1,000,000          1,038,580
          Washington County Hospital, 5.25%, 1/01/22 ............................................       1,000,000            976,000
          Washington County Hospital, 5.25%, 1/01/23 ............................................       1,250,000          1,210,338
          Western Maryland Health, Refunding, Series A, NATL Insured, 5.00%, 1/01/19 ............       3,020,000          3,183,956
                                                                                                                    ----------------
                                                                                                                          11,939,305
                                                                                                                    ----------------


                            Semiannual Report | 123

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       MASSACHUSETTS 1.0%
       Massachusetts Educational Financing Authority Education Loan Revenue, Series H,
          Assured Guaranty, 6.125%, 1/01/22 .....................................................   $   7,500,000   $      7,752,975
       Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ............       3,000,000          3,023,460
       Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup,
          Series B-2, NATL Insured, 5.375%, 2/01/26 .............................................       1,720,000          1,651,974
       Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
          10/01/12 ..............................................................................       1,435,000          1,439,276
                                                                                                                    ----------------
                                                                                                                          13,867,685
                                                                                                                    ----------------
       MICHIGAN 7.9%
       Detroit GO,
          Series A-1, NATL Insured, 5.00%, 4/01/19 ..............................................       5,000,000          4,376,950
          Series B, FSA Insured, 5.00%, 4/01/18 .................................................       2,635,000          2,430,234
          Series B, FSA Insured, 5.00%, 4/01/19 .................................................       2,515,000          2,268,983
       Michigan Municipal Bond Authority Revenue,
          Local Government Loan Program, Group A, Refunding, Series B, AMBAC Insured, 5.00%,
          12/01/17 .....................                                                                1,000,000            969,220
          Local Government Loan Program, Group A, Refunding, Series B, AMBAC Insured, 5.00%,
          12/01/18 .....................                                                                1,000,000            953,520
          School District City of Detroit, FSA Insured, 5.00%, 6/01/17 ..........................      10,000,000         10,773,900
       Michigan State GO, Refunding, Series A, 5.25%, 11/01/22 ..................................      10,000,000         10,359,700
       Michigan State HDA, SMFR, Series A, 5.00%, 12/01/19 ......................................      10,000,000         10,208,100
       Michigan State Hospital Finance Authority Revenue,
          Ascension Health Credit, Series A, NATL Insured, Pre-Refunded, 6.00%, 11/15/13 ........       1,200,000          1,225,404
          Trinity Health Credit Group, Mandatory Put 12/01/17, Refunding, Series A, 6.00%,
          12/01/34 .....................                                                               10,000,000         11,132,100
       Michigan State Revenue, Grant Anticipation Bonds, FSA Insured, 5.25%, 9/15/20 ............       7,500,000          7,927,350
       Michigan State Strategic Fund Limited Obligation Revenue,
          Detroit Edison Co. Exempt Facilities Project, Refunding, Series ET-2, 5.50%, 8/01/29 ..       7,000,000          7,420,070
          Michigan House Republic Facilities, Series A, Assured Guaranty, 5.25%, 10/15/22 .......       4,000,000          4,327,800
          Michigan House Republic Facilities, Series A, Assured Guaranty, 5.25%, 10/15/23 .......       1,000,000          1,074,100
       Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
          Senior Series A, 5.25%, 6/01/22 .......................................................      10,000,000          8,926,900
       Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
          Refunding, 6.25%, 9/01/14 .............................................................       3,000,000          3,240,840
       Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System, Refunding,
          NATL Insured, 4.25%, 9/01/13 ..........................................................       1,245,000          1,335,163
       South Lyon Community Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/16 .................       3,040,000          3,491,501
       Wayne-Westland Community Schools GO, Refunding,
          4.50%, 5/01/12 ........................................................................       1,035,000          1,109,230
          4.625%, 5/01/13 .......................................................................       1,095,000          1,193,933
          FSA Insured, 5.00%, 5/01/16 ...........................................................       2,825,000          3,113,065
       Western Townships Utilities Authority GO, Refunding, NATL Insured, 4.75%, 1/01/17 ........       4,290,000          4,312,351
       Wyandotte Electric Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/17 .................       3,955,000          4,169,717
                                                                                                                    ----------------
                                                                                                                         106,340,131
                                                                                                                    ----------------


                            124 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ---------------

       MUNICIPAL BONDS (CONTINUED)
       MINNESOTA 1.4%
       Chaska ISD No. 112 GO, Refunding, Series A, 5.00%, 2/01/16 .............................     $   4,000,000   $      4,044,160
       Minneapolis GO, Various Purpose,
          5.00%, 12/01/17 .......................................................................       2,275,000          2,431,770
          Pre-Refunded, 5.00%, 12/01/17 .........................................................         725,000            793,273
       Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
          4.625%, 2/01/17 .......................................................................       1,000,000          1,024,780
       Mounds View ISD No. 621 GO, NATL Insured, 5.00%,
          2/01/14 ...............................................................................       2,340,000          2,515,289
          2/01/15 ...............................................................................       2,425,000          2,606,657
          2/01/16 ...............................................................................       2,460,000          2,644,279
       Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ...................         2,215,000          2,347,967
                                                                                                                    ----------------
                                                                                                                          18,408,175
                                                                                                                    ----------------
       MISSOURI 1.9%
       Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/19 ......................         1,675,000          1,548,219
       Jackson County Reorganized School District No. 7 Lee's Summit GO, School Building,
          NATL Insured, 5.00%, 3/01/16 ..........................................................       2,000,000          2,205,940
       Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
          Project, NATL Insured, 5.00%,
          1/01/17 ...............................................................................       1,500,000          1,498,980
          1/01/19 ...............................................................................       1,000,000            988,930
       Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
          NATL Insured,
          4.375%, 4/01/12 .......................................................................         335,000            349,851
          4.50%, 4/01/14 ........................................................................         545,000            564,326
          4.60%, 4/01/15 ........................................................................       1,360,000          1,401,548
          4.70%, 4/01/16 ........................................................................       1,165,000          1,197,457
       Springfield Public Utility Revenue, FGIC Insured, 4.50%, 8/01/21 .......................        15,245,000         15,991,852
                                                                                                                    ----------------
                                                                                                                          25,747,103
                                                                                                                    ----------------
       NEVADA 1.5%
       Clark County School District GO, Refunding, Series A, NATL Insured, 4.50%, 6/15/19 .......       5,000,000          5,188,200
       Clark County Water Reclamation District GO,
          Series A, 5.25%, 7/01/21 ..............................................................       3,435,000          3,615,269
          Series A, 5.25%, 7/01/22 ..............................................................       3,120,000          3,251,102
          Series B, 5.25%, 7/01/21 ..............................................................       3,430,000          3,610,007
          Series B, 5.25%, 7/01/22 ..............................................................       3,615,000          3,766,902
                                                                                                                    ----------------
                                                                                                                          19,431,480
                                                                                                                    ----------------
       NEW JERSEY 6.6%
       Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Refunding, Series A, 6.85%,
          12/01/29 ..............................................................................       2,625,000          2,645,212
       Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
          5.90%, 1/01/15 ........................................................................         755,000            721,017
       New Jersey State COP, Equipment Lease Purchase, Series A,
          5.25%, 6/15/22 ........................................................................      10,000,000         10,595,700
          5.25%, 6/15/23 ........................................................................      17,945,000         18,696,357
          AMBAC Insured, 5.00%, 6/15/17 .........................................................       5,000,000          5,291,300


                             Semiannual Report | 125

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
       -------------------------------------------------------                                      -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       New Jersey State Educational Facilities Authority Revenue, Kean University, Refunding,
          Series A, 5.00%, 9/01/21 ..............................................................   $   6,000,000   $      6,268,800
       New Jersey State Higher Education Assistance Authority Student Loan Revenue, Series A,
          5.375%, 6/01/24 .......................................................................      15,000,000         15,418,950
       New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
          Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22 ................................      11,465,000         12,808,469
          Refunding, Series C, FSA Insured, 4.50%, 12/15/10 .....................................      10,000,000         10,411,000
          Series D, FSA Insured, 5.00%, 6/15/19 .................................................       5,630,000          6,065,312
                                                                                                                    ----------------
                                                                                                                          88,922,117
                                                                                                                    ----------------
       NEW YORK 11.5%
       Erie County IDA School Facility Revenue, City School District Buffalo Project, Series A,
          FSA Insured, 5.75%, 5/01/22 ...........................................................       5,000,000          5,546,050
       Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 .............       1,560,000          1,685,642
       Long Island Power Authority Electric System Revenue, General,
          Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 ....................................       7,000,000          7,329,700
          Series E, FGIC Insured, 5.00%, 12/01/18 ...............................................       8,500,000          9,029,465
       MTA Commuter Facilities Revenue, Services Contract, Series R, ETM, 5.50%, 7/01/11 ........       2,215,000          2,258,237
       MTA Revenue, Transportation,
          Refunding, Series F, 5.00%, 11/15/15 ..................................................       1,250,000          1,371,887
          Series A, FSA Insured, 5.00%, 11/15/20 ................................................       5,000,000          5,353,550
          Series C, 5.00%, 11/15/16 .............................................................       1,150,000          1,258,123
          Series C, 5.75%, 11/15/18 .............................................................      15,000,000         17,052,450
       New York City GO,
          Refunding, Series C, NATL Insured, 5.875%, 8/01/16 ....................................           5,000              5,219
          Refunding, Series G, 5.00%, 8/01/21 ...................................................       7,000,000          7,450,940
          Refunding, Series H, 5.00%, 8/01/17 ...................................................       4,330,000          4,693,763
          Series C, NATL Insured, Pre-Refunded, 5.875%, 8/01/16 .................................       1,245,000          1,319,924
          Series D1, 5.00%, 12/01/21 ............................................................       5,000,000          5,333,450
          Series F, 4.75%, 1/15/16 ..............................................................       3,000,000          3,162,900
          Series H, 5.00%, 8/01/16 ..............................................................       3,000,000          3,280,620
          Series J, Sub Series J-1, FSA Insured, 5.00%, 6/01/20 .................................      10,000,000         10,640,100
          Series O, 5.00%, 6/01/19 ..............................................................       5,000,000          5,325,350
       New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009,
          Series S-3, 5.00%, 1/15/23 ............................................................       5,000,000          5,185,250
          Series S-4, 5.00%, 1/15/21 ............................................................       4,665,000          4,932,818
       New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 ...........       4,500,000          4,821,255
       New York State Dormitory Authority Revenues,
          Mortgage, St. Barnabas, Series B, FHA Insured, 4.25%, 8/01/14 .........................       2,355,000          2,442,418
          Non-State Supported Debt, School Districts, Financing Program, Series A,
             Assured Guaranty, 5.00%, 10/01/24 ..................................................       5,000,000          5,233,600
          State Supported Debt, Mental Health, Refunding, Series D, NATL Insured, 5.00%,
             8/15/17 ............................................................................         190,000            190,063
          State Supported Debt, Mental Health Services Facilities Improvement, Refunding, 5.50%,
             2/15/18 ............................................................................      10,000,000         11,211,000
          State Supported Debt, Mental Health Services Facilities Improvement, Refunding, 5.00%,
             2/15/19 ............................................................................       3,245,000          3,498,207


                               126 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
       -------------------------------------------------------                                      -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       NEW YORK (CONTINUED)
       New York State Energy Research and Development Authority PCR, New York State Electric and
          Gas Corp. Project, NATL Insured, 4.10%, 3/15/15 .......................................   $   7,000,000   $      7,064,750
       New York State Thruway Authority General Revenue, Refunding, Series H, FGIC Insured,
          5.00%, 1/01/22 ........................................................................      10,000,000         10,767,900
       Rockland County Solid Waste Management Authority Revenue, Refunding, Series A,
          Assured Guaranty, 5.375%, 12/15/18 ....................................................       5,365,000          5,962,822
                                                                                                                    ----------------
                                                                                                                         153,407,453
                                                                                                                    ----------------
       NORTH CAROLINA 3.8%
       Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.25%,
          8/01/15 ...............................................................................         915,000            994,257
          8/01/17 ...............................................................................       1,020,000          1,108,352
          8/01/19 ...............................................................................       1,030,000          1,119,219
       Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 .................................       4,000,000          4,215,560
       Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
          System, Series A, FSA Insured, 5.00%, 1/15/22 .........................................      10,000,000         10,482,500
       North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19 .................................      15,000,000         16,316,100
          Series C, Assured Guaranty, 6.00%, 1/01/19 ............................................       2,500,000          2,692,075
          Series D, 6.45%, 1/01/14 ..............................................................       1,000,000          1,020,620
       North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Catawba Electric,
          Refunding, Series A, 5.25%, 1/01/20 ...................................................       4,500,000          4,809,330
       Oak Island Enterprise System Revenue, Assured Guaranty, 5.50%, 6/01/23 ...................       1,735,000          1,810,646
       Wake County GO, Public Improvement, Pre-Refunded, 4.50%, 3/01/14 .........................       6,400,000          6,937,280
                                                                                                                    ----------------
                                                                                                                          51,505,939
                                                                                                                    ----------------
       OHIO 4.0%
       Akron GO, Various Purpose, Refunding and Improvement, NATL Insured, 4.125%,
          12/01/14 ..............................................................................       1,000,000          1,051,900
       Allen County GO, Refunding, AMBAC Insured, 4.75%, 12/01/17 ...............................       2,180,000          2,284,945
       American Municipal Power Inc. Revenue, Refunding, 5.25%,
          2/15/20 ...............................................................................       6,000,000          6,551,160
          2/15/21 ...............................................................................      11,500,000         12,444,725
       Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed, Senior Current
          Interest Turbo Term Bond, Series A-2, 5.375%, 6/01/24 .................................       4,505,000          4,068,015
       Cleveland Municipal School District GO, FSA Insured, 5.00%,
          12/01/14 ..............................................................................       1,915,000          2,156,175
          12/01/15 ..............................................................................       1,510,000          1,671,434
          12/01/16 ..............................................................................       1,400,000          1,531,978
       Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
          Refunding,
          5.40%, 7/01/10 ........................................................................         775,000            771,737
          5.50%, 7/01/11 ........................................................................         500,000            495,150
       Lake Local School District Wood County GO, NATL Insured,
          5.20%, 12/01/17 .......................................................................         375,000            397,868
          Pre-Refunded, 5.20%, 12/01/17 .........................................................       2,190,000          2,427,484
       Lakewood City School District GO, School Improvement, Refunding, FSA Insured, 4.50%,
          12/01/22 ..............................................................................       2,900,000          3,050,771


                             Semiannual Report | 127

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT            VALUE
       -------------------------------------------------------                                      -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       OHIO (CONTINUED)
       Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 .....................   $   1,360,000   $      1,419,731
       Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
          12/01/15 ..............................................................................       2,670,000          3,071,915
       Montgomery County Revenue, Miami Valley Hospital, Mandatory Put 11/15/14, Refunding,
          Series B, 5.25%, 11/15/39 .............................................................       4,000,000          4,096,440
       Nordonia Hills City School District GO, School Improvement, Refunding, FGIC Insured,
          4.50%, 12/01/21 .......................................................................       2,360,000          2,466,672
       University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded,
          5.75%, 1/01/14 ........................................................................       2,000,000          2,054,980
       Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ...........................................       1,275,000          1,369,643
                                                                                                                    ----------------
                                                                                                                          53,382,723
                                                                                                                    ----------------
       OREGON 1.8%
       Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare,
          Refunding, 7.375%, 1/01/23 ............................................................       2,000,000          2,200,040
       Oregon State Department of Administrative Services COP, Series A, FGIC Insured, 5.00%,
          11/01/19 ..............................................................................       2,340,000          2,563,634
       Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Series A,
          5.00%, 11/15/22 .......................................................................       5,840,000          6,473,815
       Portland Sewer System Revenue, second lien, Series B, NATL Insured, 5.00%,
          6/15/18 ...............................................................................       3,135,000          3,496,748
          6/15/19 ...............................................................................       3,290,000          3,625,185
       Salem Water and Sewer Revenue,
          NATL Insured, 4.10%, 6/01/16 ..........................................................       1,035,000          1,072,022
          Refunding, FSA Insured, 4.375%, 6/01/11 ...............................................       2,160,000          2,285,733
          Refunding, FSA Insured, 4.50%, 6/01/12 ................................................       2,250,000          2,435,850
                                                                                                                    ----------------
                                                                                                                          24,153,027
                                                                                                                    ----------------
       PENNSYLVANIA 4.3%
       Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical
          Center, Series B, 5.00%, 6/15/18 ......................................................       5,000,000          5,186,750
       Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
          12/01/13 ..............................................................................       5,000,000          4,986,300
       Pennsylvania State Turnpike Commission Turnpike Revenue, Refunding, Series C,
          Sub Series C-1, Assured Guaranty, 6.00%, 6/01/23 ......................................      10,000,000         11,313,100
       Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22 ...................      20,000,000         20,654,600
       Philadelphia Municipal Authority Revenue Lease, 6.00%, 4/01/22 ...........................       7,065,000          7,319,623
       Philadelphia Water and Wastewater Revenue, Series A,
          5.00%, 1/01/20 ........................................................................       1,210,000          1,259,344
          5.25%, 1/01/21 ........................................................................       3,655,000          3,850,323
          5.25%, 1/01/22 ........................................................................       2,330,000          2,432,869
                                                                                                                    ----------------
                                                                                                                          57,002,909
                                                                                                                    ----------------
       SOUTH CAROLINA 0.6%
       Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
          AMBAC Insured, 5.25%, 1/01/10 .........................................................       1,000,000          1,009,730
       Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured,
          4.00%, 1/01/14 ........................................................................       2,000,000          2,121,480
       Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
          Project, FSA Insured, 5.00%, 12/01/18 .................................................       5,000,000          5,308,250
                                                                                                                    ----------------
                                                                                                                           8,439,460
                                                                                                                    ----------------


                             128 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       TEXAS 4.5%
       Dallas County Utility and Reclamation District GO, Refunding,
             Series A, AMBAC Insured, 5.15%, 2/15/21 ............................................   $   3,025,000   $      2,976,146
             Series B, AMBAC Insured, 5.15%, 2/15/21 ............................................       8,025,000          7,895,396
       Dallas Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, 4.50%,
          10/01/19 ..............................................................................      10,000,000         10,749,100
       Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
          5.00%, 2/15/22 ........................................................................       4,165,000          4,208,733
       Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
          AMBAC Insured, 5.00%, 9/01/11 .........................................................       6,000,000          6,428,280
       Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%,
          8/01/19 ...............................................................................       1,000,000          1,030,270
       Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
          11/01/10 ..............................................................................       2,500,000          2,512,825
       Sabine River Authority PCR, Southwestern Electric Co., Refunding, NATL Insured, 4.95%,
          3/01/18 ...............................................................................      15,000,000         14,214,600
       Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit,
          Series A, NATL Insured, Pre-Refunded, 6.25%, 11/15/17 .................................       1,500,000          1,532,505
       Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center,
          Refunding and Improvement, Series A, 5.25%,
          11/01/22 ..............................................................................       5,000,000          4,538,750
          11/01/23 ..............................................................................       5,000,000          4,486,500
                                                                                                                    ----------------
                                                                                                                          60,573,105
                                                                                                                    ----------------
       UTAH 0.2%
       Salt Lake County College Revenue, Refunding, 5.00%, 10/01/19 .............................       2,585,000          2,382,284
                                                                                                                    ----------------
       U.S. TERRITORIES 2.0%
       GUAM 0.2%
       Guam Government Ltd. Obligation Revenue, Section 30, Series A, 5.50%,
          12/01/18 ..............................................................................       1,540,000          1,595,163
          12/01/19 ..............................................................................       1,025,000          1,048,278
                                                                                                                    ----------------
                                                                                                                           2,643,441
                                                                                                                    ----------------
       PUERTO RICO 1.5%
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
          Refunding, Series C, AMBAC Insured, 5.50%, 7/01/24 ....................................      10,000,000          9,550,400
       Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, NATL Insured,
          5.00%, 7/01/24 ........................................................................      10,000,000         10,029,400
                                                                                                                    ----------------
                                                                                                                          19,579,800
                                                                                                                    ----------------
       VIRGIN ISLANDS 0.3%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
          Series A, 5.30%, 10/01/11 .............................................................       4,000,000          4,023,480
                                                                                                                    ----------------
          TOTAL U.S. TERRITORIES ................................................................                         26,246,721
                                                                                                                    ----------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $1,221,637,236) .................................................................                      1,249,154,653
                                                                                                                    ----------------


                            Semiannual Report | 129

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ----------------
       SHORT TERM INVESTMENTS 4.5%
       MUNICIPAL BONDS 4.5%
       COLORADO 0.5%
(a)    Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
       Bond Program,
          Refunding, Series A-8, Daily VRDN and Put, 0.18%, 9/01/35 .............................     $ 1,700,000   $      1,700,000
          Series A-7, Daily VRDN and Put, 0.18%, 7/01/29 ........................................       1,500,000          1,500,000
          Series A10, Daily VRDN and Put, 0.14%, 9/01/37 ........................................         700,000            700,000
(a)    Pitkin County IDR, Aspen Skiing Co. Project, Refunding, Series A, Daily VRDN and Put,
          0.18%, 4/01/16 ........................................................................       3,100,000          3,100,000
                                                                                                                    ----------------
                                                                                                                           7,000,000
                                                                                                                    ----------------
       MARYLAND 0.3%
(a)    Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding, Series A, Daily VRDN and Put,
          0.14%, 7/01/38 ........................................................................       3,800,000          3,800,000
(a)    Maryland State Health and Higher Educational Facilities Authority Revenue, Upper
          Chesapeake Hospital, Refunding, Series A, Daily VRDN and Put, 0.14%, 1/01/43 ..........         200,000            200,000
                                                                                                                    ----------------
                                                                                                                           4,000,000
                                                                                                                    ----------------
       MASSACHUSETTS 0.5%
(a)    Massachusetts State Health and Educational Facilities Authority Revenue, Tufts University,
          Refunding, Series N-2, Daily VRDN and Put, 0.12%, 8/15/34 .............................       6,800,000          6,800,000
                                                                                                                    ----------------
       MICHIGAN 0.9%
(a)    Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN and Put,
          0.20%, 3/01/49 ........................................................................      10,200,000         10,200,000
(a)    Michigan Higher Education Facilities Authority Revenue, Limited Obligation, University of
          Detroit, Refunding, Daily VRDN and Put, 0.18%, 11/01/36 ...............................       1,500,000          1,500,000
                                                                                                                    ----------------
                                                                                                                          11,700,000
                                                                                                                    ----------------
       MISSOURI 1.0%
(a)    Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery
          Foundation, Refunding, Series A, Daily VRDN and Put, 0.13%, 12/01/37 ..................       5,300,000          5,300,000
(a)    Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
          St. Louis University, Refunding, Series B-1, Daily VRDN and Put, 0.12%, 10/01/35 ......       6,200,000          6,200,000
(a)    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
          Sisters Mercy Health, Refunding, Series A, Daily VRDN and Put, 0.13%, 6/01/16 .........       1,400,000          1,400,000
                                                                                                                    ----------------
                                                                                                                          12,900,000
                                                                                                                    ----------------
       NEW HAMPSHIRE 0.3%
(a)    New Hampshire Health and Education Facilities Authority Revenue, University of North
          New Hampshire, Daily VRDN and Put, 0.13%, 7/01/33 .....................................       4,800,000          4,800,000
                                                                                                                    ----------------
       NEW JERSEY 0.1%
(a)    New Jersey EDA Natural Gas Facilities Revenue, NUI Corp., Series A, Daily VRDN and Put,
          0.07%, 6/01/26 ........................................................................         900,000            900,000
                                                                                                                    ----------------
       OHIO 0.5%
(a)    Allen County Hospital Facilities Revenue, Catholic Healthcare, Series B, Daily VRDN and
          Put, 0.13%, 10/01/31 ..................................................................       3,600,000          3,600,000
(a)    Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
          Sub Series B-1, Daily VRDN and Put, 0.12%, 1/01/39 ....................................       3,000,000          3,000,000
                                                                                                                    ----------------
                                                                                                                           6,600,000
                                                                                                                    ----------------


                            130 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT           VALUE
       -------------------------------------------------------                                      -------------   ----------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MUNICIPAL BONDS (CONTINUED)
       TEXAS 0.4%
(a)    Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources,
          Refunding, Series G, Daily VRDN and Put, 0.12%, 11/15/33 ..............................   $   5,000,000   $      5,000,000
                                                                                                                    ----------------
       TOTAL SHORT TERM INVESTMENTS (COST $59,700,000) ..........................................                         59,700,000
                                                                                                                    ----------------
       TOTAL INVESTMENTS (COST $1,281,337,236) 97.9% ............................................                      1,308,854,653
       OTHER ASSETS, LESS LIABILITIES 2.1% ......................................................                         28,626,236
                                                                                                                    ----------------
       NET ASSETS 100.0% ........................................................................                   $  1,337,480,889
                                                                                                                    ================

See Abbreviations on page 236.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 131

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED                YEAR ENDED FEBRUARY 28,
                                                          AUGUST 31, 2009    --------------------------------------------------
                                                             (UNAUDITED)       2009     2008(a)     2007     2006       2005
                                                          ----------------   --------   -------   -------   -------   ---------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $  10.11       $   9.96   $  9.93   $  9.91   $  9.99   $ 10.12
                                                              --------       --------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ...........................           0.13           0.27      0.31      0.29      0.21      0.15
   Net realized and unrealized gains (losses) .........           0.11           0.16      0.05      0.02     (0.09)    (0.14)
                                                              --------       --------   -------   -------   -------   -------
Total from investment operations ......................           0.24           0.43      0.36      0.31      0.12      0.01
                                                              --------       --------   -------   -------   -------   -------
Less distributions from net investment income .........          (0.13)         (0.28)    (0.33)    (0.29)    (0.20)    (0.14)
                                                              --------       --------   -------   -------   -------   -------
Redemption fees(d) ....................................             --             --(e)     --(e)     --(e)     --(e)     --(e)
                                                              --------       --------   -------   -------   -------   -------
Net asset value, end of period ........................       $  10.22       $  10.11   $  9.96   $  9.93   $  9.91   $  9.99
                                                              ========       ========   =======   =======   =======   =======
Total return(f) .......................................           2.39%          4.33%     3.64%     3.20%     1.23%     0.14%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates .........................................           0.93%          1.03%     1.19%     1.16%     1.09%     1.13%
Expenses net of waiver and payments by
   affiliates .........................................           0.50%          0.53%     0.50%     0.50%     0.50%     0.50%
Net investment income .................................           2.50%          2.70%     3.12%     2.88%     2.07%     1.49%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................       $262,491       $184,887   $43,914   $18,683   $26,005   $33,254
Portfolio turnover rate ...............................          10.07%         12.69%    18.39%    57.74%    32.42%    15.79%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            132 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
       --------------------------------------------------                                           -------------   ----------------
       MUNICIPAL BONDS 75.2%
       ALABAMA 1.6%
       Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%,
          9/01/14 ...............................................................................   $     665,000   $        731,447
          9/01/15 ...............................................................................         700,000            773,052
          9/01/16 ...............................................................................         730,000            804,555
       East Alabama Health Care Authority Health Care Facilities Revenue,
          Mandatory Put 9/01/13, Series B, 5.00%, 9/01/33 .......................................       1,000,000          1,024,330
          Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36 .......................................       1,000,000            972,780
                                                                                                                    ----------------
                                                                                                                           4,306,164
                                                                                                                    ----------------
       CALIFORNIA 9.0%
       Alameda-Contra Costa Transit District COP, FHR Computer System Project, 4.00%, 8/01/12 ...         710,000            745,223
       California Educational Facilities Authority Revenue, Santa Clara University, Refunding,
          Series A, FSA Insured, 2.625%, 9/01/09 ................................................         100,000            100,000
       California Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.00%,
          8/15/12 ...............................................................................       1,000,000          1,060,990
       California State Economic Recovery GO, Series A,
          4.00%, 7/01/10 ........................................................................       1,000,000          1,023,400
          5.25%, 7/01/13 ........................................................................         200,000            221,030
       California State GO, Refunding,
          5.00%, 4/01/15 ........................................................................         500,000            550,190
          FSA Insured, 5.25%, 2/01/10 ...........................................................         445,000            453,161
       California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put 4/01/13,
          Refunding, Series A, XLCA Insured, 4.10%, 4/01/28 .....................................       1,500,000          1,504,425
       California Statewide CDA Revenue,
          CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.00%, 5/15/14 ..................       1,000,000          1,013,710
          Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 2/01/13 ........       2,430,000          2,632,079
       Fontana PFA Lease Revenue, AMBAC Insured, 5.00%, 9/01/14 .................................         375,000            397,395
       Hercules RDA Tax Allocation Revenue, Series A, AMBAC Insured, 5.00%, 8/01/14 .............       1,430,000          1,463,662
       Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
          11/15/09 ..............................................................................         400,000            400,496
       Los Angeles CRDA Community Redevelopment Financing Authority Revenue, Bunker Hill Project,
          Series A, FSA Insured, 5.00%, 12/01/13 ................................................       1,000,000          1,075,800
       Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 .................         100,000            102,732
       Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1,
          Refunding, Series C, Assured Guaranty, 5.00%, 7/01/15 .................................       1,000,000          1,120,360
       Pacifica COP, AMBAC Insured, 4.50%, 1/01/13 ..............................................       1,050,000          1,118,009
       Palo Verde Community College District COP, AMBAC Insured, 5.00%, 1/01/15 .................         745,000            813,994
       Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured,
          4.00%, 8/01/10 ........................................................................         100,000            102,852
       San Jose RDA Tax Allocation, Series A, 6.125%, 8/01/15 ...................................       3,000,000          3,191,700
       Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured, 5.00%,
          2/01/14 ...............................................................................       1,000,000          1,060,790
          2/01/15 ...............................................................................       1,025,000          1,089,770
       Southern California Public Power Authority Natural Gas Project Revenue, Project No. 1,
          Series A, 5.00%, 11/01/15 .............................................................       1,000,000          1,026,580
       Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002,
          Series C, FSA Insured, zero cpn., 6/01/18 .............................................         810,000            573,391
       West Kern Community College District COP, AMBAC Insured, 4.50%, 11/01/14 .................         780,000            838,235
                                                                                                                    ----------------
                                                                                                                          23,679,974
                                                                                                                    ----------------


                            Semiannual Report | 133

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
       --------------------------------------------------                                           -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       COLORADO 0.6%
       Regional Transportation District COP, Transit Vehicles, Series A, AMBAC Insured, 5.00%,
          12/01/15 ..............................................................................   $   1,500,000   $      1,619,040
                                                                                                                    ----------------
       FLORIDA 5.4%
       Citizens Property Insurance Corp. Revenue, Senior Secured, High Risk Account, Series A-1,
          6.00%, 6/01/17 ........................................................................       5,000,000          5,248,600
       Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A,
          4.25%, 7/01/14 ........................................................................       3,000,000          3,061,560
       Miami-Dade County GO, 5.00%, 7/01/12 .....................................................       3,000,000          3,253,050
(a)    Miami-Dade County Public Facilities Revenue, Jackson Health System,
          Assured Guaranty, 4.00%, 6/01/16 ......................................................       1,580,000          1,595,753
       Sarasota County GO, Environmentally Sensitive Program, 4.00%, 10/01/09 ...................       1,065,000          1,067,886
                                                                                                                    ----------------
                                                                                                                          14,226,849
                                                                                                                    ----------------
       ILLINOIS 1.1%
       Chicago Wastewater Transmission Revenue, Series A, BHAC Insured,
          5.00%, 1/01/16 ........................................................................       1,425,000          1,622,419
          5.50%, 1/01/17 ........................................................................       1,000,000          1,174,090
                                                                                                                    ----------------
                                                                                                                           2,796,509
                                                                                                                    ----------------
       INDIANA 0.2%
       Avon Community School Building Corp. Revenue, First Management, AMBAC Insured, 4.25%,
          1/15/11 ...............................................................................         520,000            536,401
                                                                                                                    ----------------
       KANSAS 0.7%
       Junction City COP, Radian Insured, 4.00%,
          9/01/09 ...............................................................................         215,000            215,000
          9/01/10 ...............................................................................         310,000            314,477
       Junction City GO,
          Series DU, FSA Insured, 3.00%, 9/01/10 ................................................         765,000            777,653
          Water and Sewer, Refunding, Series DV, FSA Insured, 3.00%, 9/01/10 ....................         630,000            640,483
                                                                                                                    ----------------
                                                                                                                           1,947,613
                                                                                                                    ----------------
       LOUISIANA 0.2%
       Louisiana Local Government Environmental Facilities and CDA Revenue, Shreveport Utility
          System Projects, NATL Insured, 4.00%, 12/01/14 ........................................         500,000            509,460
                                                                                                                    ----------------
       MICHIGAN 3.6%
       Charlevoix Public School District GO, School Building and Site, FSA Insured, 3.00%,
          5/01/10 ...............................................................................         800,000            812,536
          5/01/11 ...............................................................................         800,000            830,600
       Michigan Municipal Bond Authority Revenue, Local Government, Charter County Wayne,
          Series B, Assured Guaranty, 5.00%, 11/01/13 ...........................................       4,000,000          4,241,400
       Wyandotte Electric Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/13 .................       3,355,000          3,589,380
                                                                                                                    ----------------
                                                                                                                           9,473,916
                                                                                                                    ----------------
       MINNESOTA 4.3%
       Farmington GO, Improvement, Series B, FSA Insured, 3.50%, 2/01/14 ........................         455,000            487,055
       Minneapolis Health Care System Revenue, Fairview Health Services, Series A, 5.00%,
          11/15/12 ..............................................................................       1,000,000          1,055,850


                             134 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
       --------------------------------------------------                                           -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       MINNESOTA (CONTINUED)
       Northern Municipal Power Agency Electric System Revenue, Refunding, Series A,
          Assured Guaranty, 5.00%,
          1/01/12 ...............................................................................   $   2,000,000   $     2,130,560
          1/01/15 ...............................................................................       5,000,000         5,499,150
       St. Paul ISD No. 625 GO, Refunding, Series B, 4.50%, 2/01/10 .............................       2,190,000         2,226,113
                                                                                                                    ---------------
                                                                                                                         11,398,728
                                                                                                                    ---------------
       MISSISSIPPI 0.6%
       Mississippi Development Bank Special Obligation Revenue, Jackson Public School District GO
          Bond Project, FSA Insured, 5.00%,
          4/01/11 ...............................................................................       1,000,000         1,051,790
          4/01/12 ...............................................................................         500,000           537,625
                                                                                                                    ---------------
                                                                                                                          1,589,415
                                                                                                                    ---------------
       MISSOURI 1.5%
       Independence School District Lease COP, Series C, FSA Insured, 3.25%, 3/01/14 ............       4,000,000         4,007,800
                                                                                                                    ---------------
       NEBRASKA 2.0%
       University of Nebraska Facilities Corp. Lease Rent Revenue, UNMC Health Professions,
          5.00%, 8/15/13 ........................................................................       4,000,000         4,389,640
       University of Nebraska Facilities Corp. Revenue, University of Nebraska Medical Center
          Research Center, 4.00%, 2/15/10 .......................................................         750,000           761,272
                                                                                                                    ---------------
                                                                                                                          5,150,912
                                                                                                                    ---------------
       NEVADA 0.1%
       Henderson Local ID No. T-6 Special Assessment, Senior Limited Obligation, Refunding,
          Series A, FSA Insured, 2.85%, 11/01/09 ................................................         265,000           265,957
                                                                                                                    ---------------
       NEW JERSEY 2.2%
       Essex County Utilities Authority Solid Waste Revenue, Refunding, Assured Guaranty, 4.00%,
          4/01/12 ...............................................................................       2,045,000         2,149,868
          4/01/13 ...............................................................................       3,335,000         3,512,155
                                                                                                                    ---------------
                                                                                                                          5,662,023
                                                                                                                    ---------------
       NEW YORK 16.5%
       Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series A, 4.75%,
          11/15/09 ..............................................................................         295,000           295,643
       Amherst IDA Civic Facility Revenue, Mandatory Put 10/01/11, Refunding, Series A,
          Radian Insured, 4.20%, 10/01/31 .......................................................       1,340,000         1,337,588
       Buffalo GO, General Improvement, Series A, Assured Guaranty, 5.00%, 2/01/11 ..............       1,110,000         1,160,838
       Erie County Water Authority Water Revenue, Refunding, 4.00%, 12/01/10 ....................       1,000,000         1,041,190
       Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, 3.75%,
          10/01/09 ..............................................................................         315,000           315,693
       Ithaca City GO, BAN, Series A, 3.25%, 1/15/10 ............................................       5,000,000         5,016,650
       Monroe County GO, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/11 ..................       2,135,000         2,256,674
       New York City IDA Civic Facility Revenue, USTA National Tennis Center Inc. Project,
          Refunding, FSA Insured, 5.00%, 11/15/09 ...............................................         600,000           604,416
       New York City IDAR, Capital Appreciation, Yankee Stadium, Pilot, Assured Guaranty, zero
          cpn., 3/01/14 .........................................................................       5,335,000         4,552,569
       New York City Trust for Cultural Resources Revenue, Museum of Modern Art, Refunding,
          Series 1A, 5.00%, 10/01/10 ............................................................         500,000           522,765


                             Semiannual Report | 135

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
       --------------------------------------------------                                           -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW YORK (CONTINUED)
       New York Local Government Assistance Corp. Revenue, senior lien, Refunding, Series A,
          5.00%, 4/01/11 ........................................................................   $     300,000   $       319,713
       New York State Dormitory Authority Revenues,
          Kateri Residence, Refunding, 4.00%, 7/01/10 ...........................................         230,000           231,014
          Non-State Supported Debt, Aids Long Term Health Care Facility, Refunding, 5.00%,
             11/01/11 ...........................................................................       1,000,000         1,043,080
          Non-State Supported Debt, Fordham University, Series B, Assured Guaranty, 3.25%,
             7/01/13 ............................................................................         610,000           638,871
          Non-State Supported Debt, Manhattan College, Series B, Radian Insured, 5.00%,
             7/01/13 ............................................................................         840,000           860,798
          Non-State Supported Debt, Rochester General Hospital, Refunding, Radian Insured, 5.00%,
             12/01/15 ...........................................................................         100,000           100,685
          Non-State Supported Debt, School District Financing Program, Series A, FSA Insured,
             5.00%, 10/01/15 ....................................................................       1,000,000         1,129,900
          Non-State Supported Debt, School Districts, Financing Program, Series A, Assured
             Guaranty, 2.00%, 10/01/10 ..........................................................       1,990,000         2,017,303
          Non-State Supported Debt, School Districts, Financing Program, Series A, Assured
             Guaranty, 3.75%, 10/01/14 ..........................................................       1,380,000         1,447,634
          State Supported Debt, FSA Insured, 5.00%, 2/15/15 .....................................       1,000,000         1,107,800
       New York State Environmental Facilities Corp. Special Obligation Revenue, Riverbank
          State Park, Refunding, CIFG Insured, 5.00%, 4/01/16 ...................................         200,000           228,716
       New York State Urban Development Corp. Revenue,
          Refunding, Series D, 5.00%, 1/01/15 ...................................................       4,000,000         4,391,040
          State Personal Income Tax, Empire State, Series C-1, 2.80%, 12/15/09 ..................         245,000           246,717
       Poughkeepsie Town GO, Public Improvement, Refunding, FSA Insured, 5.00%, 4/15/15 .........         250,000           281,858
       Scarsdale Union Free School District GO, Refunding, 3.25%, 12/01/10 ......................         500,000           516,525
       St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University, Series A, 5.00%,
          10/01/16 ..............................................................................       6,000,000         6,540,120
       Suffolk County IDA Civic Facility Revenue, Westhampton Free Associates Library,
          AMBAC Insured, 3.25%, 6/15/12 .........................................................         300,000           314,673
       Syracuse GO, Public Improvement, Series A, FSA Insured, 3.25%, 6/15/12 ...................         725,000           744,046
       Triborough Bridge and Tunnel Authority Revenues, Refunding, Series C, 5.00%, 11/15/12 ....       1,000,000         1,107,940
       Warren and Washington Counties IDAR, Hudson Falls Recovery, Refunding, Series A,
          AMBAC Insured, 3.375%, 11/01/10 .......................................................         300,000           306,201
       Yonkers GO, Series A, 4.00%, 11/01/09 ....................................................       2,565,000         2,570,284
                                                                                                                    ---------------
                                                                                                                         43,248,944
                                                                                                                    ---------------
       OHIO 4.9%
       Cleveland Airport System Revenue, Series C, Assured Guaranty, 5.00%, 1/01/16 .............       5,140,000         5,546,728
       Ohio State Department of Administrative Services COP, Administrative Knowledge System,
          Series A, NATL Insured, 5.25%, 9/01/15 ................................................       6,205,000         7,011,340
       Ohio State Higher Educational Facility Revenue, Otterbein College 2007 Project, CIFG
          Insured, 4.50%, 12/01/11 ..............................................................         210,000           226,758
                                                                                                                    ---------------
                                                                                                                         12,784,826
                                                                                                                    ---------------
       PENNSYLVANIA 1.1%
       University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
          University Capital Project, Mandatory Put 9/15/13, Series A, 5.50%, 9/15/39 ...........       2,500,000         2,746,700
                                                                                                                    ---------------


                             136 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
       --------------------------------------------------                                           -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       SOUTH CAROLINA 0.4%
       Florence County Hospital Revenue, McLeod Regional Medical Center Project, Refunding,
          Series A, FSA Insured, 5.00%, 11/01/09 ................................................   $   1,000,000   $     1,006,620
                                                                                                                    ---------------
       TENNESSEE 3.8%
       Sevier County PBA Revenue, Local Government Public Improvement, Series VII-D-1, 5.00%,
          6/01/15 ...............................................................................       9,000,000         9,962,910
                                                                                                                    ---------------
       TEXAS 7.0%
       Brock ISD, GO, Capital Appreciation, zero cpn., 8/15/16 ..................................         460,000           371,708
(a)    Gulf Coast Waste Disposal Authority Environmental Facilities Revenue, GO, BP Productions
          North America, Mandatory Put 9/03/13, Refunding, 2.30%, 1/01/42 .......................      10,000,000        10,003,800
       Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
          5.00%, 2/15/12 ........................................................................         745,000           777,601
       Harris County MTA Lease Revenue COP, Series A, Assured Guaranty, 5.00%, 11/01/11 .........       2,200,000         2,376,308
       Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Refunding,
          Series A, AMBAC Insured, 5.25%, 9/01/09 ...............................................       1,260,000         1,260,000
       Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
          Improvement, 4.50%, 11/01/10 ..........................................................         395,000           396,888
       San Antonio Water Revenue, System, Series A, FSA Insured, 5.50%, 5/15/13 .................         500,000           555,105
       Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health,
          Refunding, Series A, Assured Guaranty, 5.75%, 7/01/18 .................................       2,000,000         2,217,220
       Willow Fork Drain District GO, Series A, Radian Insured, 5.00%, 9/01/14 ..................         500,000           501,395
                                                                                                                    ---------------
                                                                                                                         18,460,025
                                                                                                                    ---------------
       WASHINGTON 5.5%
       Energy Northwest Electric Revenue, Project 1, Refunding, Series A, 5.00%, 7/01/11 ........         375,000           402,094
       Greater Wenatchee Regional Events Center Public Facilities District Revenue, Revenue and
          Special Tax, BAN, Series A, 5.25%, 12/01/11 ...........................................       7,000,000         7,184,590
       King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18 ....       2,290,000         2,373,379
       Snohomish County School District No. 2 Everett GO, Refunding, FGIC Insured, 5.00%,
          12/01/14 ..............................................................................         250,000           286,085
       Washington State GO, Motor Vehicle Tax, Series F, AMBAC Insured, zero cpn., 12/01/09 .....       1,000,000           997,680
       Washington State Health Care Facilities Authority Revenue,
          Kadlec Medical Center, Series A, Assured Guaranty, 5.00%, 12/01/10 ....................       1,000,000         1,024,950
          MultiCare Health System, Series A, FSA Insured, 4.00%, 8/15/13 ........................         250,000           264,890
          MultiCare Health System, Series A, FSA Insured, 4.00%, 8/15/14 ........................         310,000           324,740
          MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/13 ........................         250,000           264,890
          MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/14 ........................         600,000           628,530
          MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/15 ........................         625,000           651,887
                                                                                                                    ---------------
                                                                                                                         14,403,715
                                                                                                                    ---------------
       WYOMING 0.2%
       Sweetwater County Improvement Project Powers Board Lease Revenue, NATL Insured, 5.00%,
          12/15/10 ..............................................................................         500,000           523,786
                                                                                                                    ---------------
       U.S. TERRITORIES 2.7%
       GUAM 0.4%
       Guam Government Ltd. Obligation Revenue, Section 30, Series A, 5.00%, 12/01/12 ...........       1,000,000         1,057,850
       Guam International Airport Authority Revenue, Series A, NATL Insured, 2.75%, 10/01/09 ....         125,000           124,935
                                                                                                                    ---------------
                                                                                                                          1,182,785
                                                                                                                    ---------------


                             Semiannual Report | 137

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
       --------------------------------------------------                                           -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       PUERTO RICO 2.3%
       Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Refunding,
          Series X, NATL Insured, 5.50%, 7/01/13 ................................................   $     580,000   $       606,367
       Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/13 ............       1,000,000         1,071,390
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/11 ..         545,000           531,936
       Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%, 8/01/12 ...........       3,000,000         3,035,160
       Puerto Rico PBA Guaranteed Revenue, Mandatory Put 7/01/17, Refunding, AMBAC Insured,
          5.50%, 7/01/35 ........................................................................         750,000           772,522
                                                                                                                    ---------------
                                                                                                                          6,017,375
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES ...................................................................                         7,200,160
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $193,168,682) ..................                       197,508,447
                                                                                                                    ---------------
       SHORT TERM INVESTMENTS 26.3%
       MUNICIPAL BONDS 26.3%
       CALIFORNIA 3.0%
(b)    California Educational Facilities Authority Revenue, Chapman University, Refunding,
          Series A, Daily VRDN and Put, 0.12%, 10/01/36 .........................................       1,050,000         1,050,000
(b)    California HFAR, MFH III, Series D, Daily VRDN and Put, 1.70%, 2/01/31 ...................         600,000           600,000
(b)    California Statewide CDA Revenue, Series A, Assured Guaranty, Weekly VRDN and Put, 0.20%,
          3/01/37 ...............................................................................         200,000           200,000
(b)    Irvine Ranch Water District GO, ID No. 284, Series A, Daily VRDN and Put, 0.11%,
          11/15/13 ..............................................................................         700,000           700,000
(b)    Irvine Ranch Water District Revenue, Consolidated Bonds, Daily VRDN and Put, 0.08%,
          10/01/10 ..............................................................................         400,000           400,000
(b)    Metropolitan Water District of Southern California Waterworks Revenue, Authorization,
          Series B, Weekly VRDN and Put, 0.20%, 7/01/28 .........................................         400,000           400,000
(b)    Sacramento County Sanitation District Financing Authority Revenue, sub. lien, Sanitation
          District, Refunding, Series C, Daily VRDN and Put, 0.12%, 12/01/38 ....................       1,500,000         1,500,000
(b)    Southern California Public Power Authority Revenue,
          Mead-Adelanto Project, Refunding, Series A, Daily VRDN and Put, 0.10%, 7/01/20 ........       1,500,000         1,500,000
          Mead-Phoenix Project, Refunding, Series A, Daily VRDN and Put, 0.10%, 7/01/20 .........       1,400,000         1,400,000
                                                                                                                    ---------------
                                                                                                                          7,750,000
                                                                                                                    ---------------
       COLORADO 3.1%
(b)    Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
          Bond Program,
          Daily VRDN and Put, 0.18%, 2/01/35 ....................................................       2,300,000         2,300,000
          Refunding, Series A-8, Daily VRDN and Put, 0.18%, 9/01/35 .............................       2,310,000         2,310,000
          Series A-7, Daily VRDN and Put, 0.18%, 7/01/29 ........................................         500,000           500,000
          Series A-11, Daily VRDN and Put, 0.18%, 8/01/27 .......................................         825,000           825,000
          Series A10, Daily VRDN and Put, 0.14%, 9/01/37 ........................................       2,300,000         2,300,000
                                                                                                                    ---------------
                                                                                                                          8,235,000
                                                                                                                    ---------------
       FLORIDA 0.6%
(b)    Florida State Municipal Power Agency Revenue, All Requirements Power Supply, Refunding,
          Series C, Daily VRDN and Put, 0.14%, 10/01/35 .........................................       1,100,000         1,100,000
(b)    Jacksonville Health Facilities Authority Hosiptal Revenue, Baptist Medical Center, Daily
          VRDN and Put, 0.13%, 8/15/34 ..........................................................         500,000           500,000
                                                                                                                    ---------------
                                                                                                                          1,600,000
                                                                                                                    ---------------


                             138 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
       --------------------------------------------------                                           -------------   ---------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MUNICIPAL BONDS (CONTINUED)
       KENTUCKY 1.2%
(b)    Breckinridge County Lease Program Revenue, Kentucky Assn. Counties Leasing Trust,
          Series A, Daily VRDN and Put, 0.13%, 2/01/32 ..........................................   $   1,500,000   $     1,500,000
(b)    Christian County Assn. of County Leasing Trust Lease Program Revenue, Refunding, Series A,
          Daily VRDN and Put, 0.13%, 4/01/37 ....................................................         600,000           600,000
(b)    Shelby County Lease Revenue, Series A, Daily VRDN and Put, 0.13%, 9/01/34 ................       1,000,000         1,000,000
                                                                                                                    ---------------
                                                                                                                          3,100,000
                                                                                                                    ---------------
       MASSACHUSETTS 3.7%
(b)    Massachusetts State Health and Educational Facilities Authority Revenue,
          Museum of Fine Arts, Series A-1, Daily VRDN and Put, 0.12%, 12/01/37 ..................       2,100,000         2,100,000
          Museum of Fine Arts, Series A-2, Daily VRDN and Put, 0.13%, 12/01/37 ..................       2,200,000         2,200,000
          Northeastern University, Refunding, Series Q, Daily VRDN and Put, 0.12%, 10/01/35 .....       1,300,000         1,300,000
          Stonehill College, Series K, Daily VRDN and Put, 0.12%, 7/01/37 .......................         800,000           800,000
          Tufts University, Refunding, Series N-1, Daily VRDN and Put, 0.12%, 8/15/40 ...........       1,700,000         1,700,000
          Tufts University, Refunding, Series N-2, Daily VRDN and Put, 0.12%, 8/15/34 ...........       1,700,000         1,700,000
                                                                                                                    ---------------
                                                                                                                          9,800,000
                                                                                                                    ---------------
       MICHIGAN 1.0%
(b)    Eastern Michigan University Revenues, General, Refunding, Series A, Daily VRDN and Put,
          0.20%, 3/01/49 ........................................................................       2,600,000         2,600,000
                                                                                                                    ---------------
       MISSOURI 3.1%
(b)    Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery
          Foundation, Refunding, Series A, Daily VRDN and Put, 0.13%, 12/01/37 ..................       1,700,000         1,700,000
(b)    Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
          St. Louis University, Refunding,
          Series A-1, Daily VRDN and Put, 0.12%, 10/01/35 .......................................         700,000           700,000
          Series B-1, Daily VRDN and Put, 0.12%, 10/01/35 .......................................       2,650,000         2,650,000
(b)    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
          Sisters Mercy Health, Refunding, Series A, Daily VRDN and Put, 0.13%, 6/01/16 .........       3,000,000         3,000,000
                                                                                                                    ---------------
                                                                                                                          8,050,000
                                                                                                                    ---------------
       NEW HAMPSHIRE 1.3%
(b)    New Hampshire Health and Education Facilities Authority Revenue,
          Dartmouth College, Refunding, Series B, Daily VRDN and Put, 0.13%, 6/01/41 ............       2,000,000         2,000,000
          University of North New Hampshire, Daily VRDN and Put, 0.13%, 7/01/33 .................       1,400,000         1,400,000
                                                                                                                    ---------------
                                                                                                                          3,400,000
                                                                                                                    ---------------
       NEW JERSEY 1.7%
(b)    New Jersey EDA Natural Gas Facilities Revenue, NUI Corp., Series A, Daily VRDN and Put,
          0.07%, 6/01/26 ........................................................................       2,400,000         2,400,000
(b)    New Jersey EDA School Revenue, School Facilities Construction, Series R, Sub Series R-3,
          Daily VRDN and Put, 0.10%, 9/01/31 ....................................................       1,950,000         1,950,000
                                                                                                                    ---------------
                                                                                                                          4,350,000
                                                                                                                    ---------------
       NEW YORK 1.5%
(b)    New York City GO,
          Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, 0.12%, 8/01/14 ..       1,100,000         1,100,000
          Series E, Sub Series E-2, Daily VRDN and Put, 0.12%, 8/01/20 ..........................       2,300,000         2,300,000


                             Semiannual Report | 139

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
       --------------------------------------------------                                           -------------   ---------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MUNICIPAL BONDS (CONTINUED)
       NEW YORK (CONTINUED)
(b)    Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure
          Obligations, Refunding, Series 3, Daily VRDN and Put, 0.10%, 6/01/20 ..................   $     600,000   $       600,000
                                                                                                                    ---------------
                                                                                                                          4,000,000
                                                                                                                    ---------------
       NORTH CAROLINA 1.7%
(b)    Charlotte COP, Central Yard Project, Series A, Weekly VRDN and Put, 0.35%, 3/01/25 .......       1,500,000         1,500,000
(b)    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
          System, Refunding,
          Series B, Daily VRDN and Put, 0.20%, 1/15/26 ..........................................         500,000           500,000
          Series C, Daily VRDN and Put, 0.13%, 1/15/26 ..........................................       1,400,000         1,400,000
(b)    North Carolina Medical Care Commission Health Care Facilities Revenue, Cleveland County
          Health, Daily VRDN and Put, 0.14%, 1/01/33 ............................................       1,000,000         1,000,000
                                                                                                                    ---------------
                                                                                                                          4,400,000
                                                                                                                    ---------------
       OHIO 1.7%
(b)    Allen County Hospital Facilities Revenue, Catholic Healthcare, Series A, Daily VRDN and
          Put, 0.13%, 10/01/31 ..................................................................       2,000,000         2,000,000
(b)    Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
          Sub Series B-1, Daily VRDN and Put, 0.12%, 1/01/39 ....................................       1,400,000         1,400,000
          Sub Series B-3, Daily VRDN and Put, 0.12%, 1/01/39 ....................................       1,150,000         1,150,000
                                                                                                                    ---------------
                                                                                                                          4,550,000
                                                                                                                    ---------------
       PENNSYLVANIA 0.2%
(b)    Geisinger Authority Health System Revenue, Geisinger Health System, Refunding, Series A,
          Daily VRDN and Put, 0.14%, 5/15/35 ....................................................         500,000           500,000
                                                                                                                    ---------------
       TEXAS 1.4%
(b)    Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas Health
          Resources, Refunding,
          Series C, Daily VRDN and Put, 0.15%, 11/15/33 .........................................         560,000           560,000
          Series G, Daily VRDN and Put, 0.12%, 11/15/33 .........................................       3,100,000         3,100,000
                                                                                                                    ---------------
                                                                                                                          3,660,000
                                                                                                                    ---------------
       VIRGINIA 1.1%
       Fairfax County Redevelopment and Housing Authority Revenue, Affordable Housing, BAN,
          Series B, 4.00%, 10/01/09 .............................................................       3,000,000         3,008,460
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $68,998,728) ..........................................                        69,003,460
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $262,167,410) 101.5% .............................................                       266,511,907
       OTHER ASSETS, LESS LIABILITIES (1.5)% ....................................................                        (4,021,156)
                                                                                                                    ---------------
       NET ASSETS 100.0% ........................................................................                   $   262,490,751
                                                                                                                    ===============

See Abbreviations on page 236.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             140 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                         YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2009   ------------------------------------------------------------------
CLASS A                                       (UNAUDITED)        2009         2008(a)        2007          2006          2005
-------                                    ----------------   ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...      $     8.75      $     9.98    $    11.04    $    10.83    $    10.81    $    10.78
                                              ----------      ----------    ----------    ----------    ----------    ----------
Income from investment operations(b):
   Net investment income(c) ............            0.27            0.55          0.53          0.54          0.55          0.58
   Net realized and unrealized gains
      (losses) .........................            0.72           (1.24)        (1.06)         0.20          0.03          0.03
                                              ----------      ----------    ----------    ----------    ----------    ----------
Total from investment operations .......            0.99           (0.69)        (0.53)         0.74          0.58          0.61
                                              ----------      ----------    ----------    ----------    ----------    ----------
Less distributions from net investment
   income ..............................           (0.29)          (0.54)        (0.53)        (0.53)        (0.56)        (0.58)
                                              ----------      ----------    ----------    ----------    ----------    ----------
Redemption fees(d) .....................              --              --(e)         --(e)         --(e)         --(e)         --(e)
                                              ----------      ----------    ----------    ----------    ----------    ----------
Net asset value, end of period .........      $     9.45      $     8.75    $     9.98    $    11.04    $    10.83    $    10.81
                                              ==========      ==========    ==========    ==========    ==========    ==========
Total return(f) ........................           11.46%          (7.09)%       (5.03)%        6.99%         5.45%         5.94%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...............................            0.62%           0.63%         0.62%         0.62%         0.63%         0.62%
Net investment income ..................            5.97%           5.77%         4.98%         4.97%         5.11%         5.44%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $4,910,285      $4,255,784    $4,784,743    $5,329,032    $5,070,599    $4,714,804
Portfolio turnover rate ................            2.23%          19.10%        20.10%        10.90%        11.63%         8.60%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 141

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2009   -------------------------------------------------------
CLASS B                                       (UNAUDITED)       2009      2008(a)      2007        2006        2005
-------                                    ----------------   -------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...       $  8.81        $ 10.05    $  11.11    $  10.90    $  10.87    $  10.84
                                               -------        -------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ............          0.25           0.50        0.48        0.48        0.50        0.52
   Net realized and unrealized gains
      (losses) .........................          0.72          (1.25)      (1.07)       0.20        0.03        0.04
                                               -------        -------    --------    --------    --------    --------
Total from investment operations .......          0.97          (0.75)      (0.59)       0.68        0.53        0.56
                                               -------        -------    --------    --------    --------    --------
Less distributions from net investment
   income ..............................         (0.26)         (0.49)      (0.47)      (0.47)      (0.50)      (0.53)
                                               -------        -------    --------    --------    --------    --------
Redemption fees(d) .....................            --             --(e)       --(e)       --(e)       --(e)       --(e)
                                               -------        -------    --------    --------    --------    --------
Net asset value, end of period .........       $  9.52        $  8.81    $  10.05    $  11.11    $  10.90    $  10.87
                                               =======        =======    ========    ========    ========    ========
Total return(f) ........................         11.21%         (7.66)%     (5.53)%      6.36%       4.93%       5.32%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ...............................          1.17%          1.18%       1.17%       1.17%       1.18%       1.18%
Net investment income ..................          5.42%          5.22%       4.43%       4.42%       4.56%       4.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $79,850        $87,208    $139,855    $215,121    $240,628    $258,063
Portfolio turnover rate ................          2.23%         19.10%      20.10%      10.90%      11.63%       8.60%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            142 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2009   --------------------------------------------------------
CLASS C                                       (UNAUDITED)       2009       2008(a)      2007        2006         2005
-------                                    ----------------   --------    --------    --------    --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....       $   8.86       $  10.10    $  11.16    $  10.95    $  10.91     $  10.88
                                               --------       --------    --------    --------    --------     --------
Income from investment operations(b):
   Net investment income(c).............           0.25           0.50        0.48        0.49        0.50         0.52
   Net realized and unrealized gains
      (losses)..........................           0.72          (1.25)      (1.07)       0.19        0.03         0.03
                                               --------       --------    --------    --------    --------     --------
Total from investment operations........           0.97          (0.75)      (0.59)       0.68        0.53         0.55
                                               --------       --------    --------    --------    --------     --------
Less distributions from net investment
   income...............................          (0.26)         (0.49)      (0.47)      (0.47)      (0.49)       (0.52)
                                               --------       --------    --------    --------    --------     --------
Redemption fees(d)                                   --             --(e)       --(e)       --(e)       --(e)        --(e)
                                               --------       --------    --------    --------    --------     --------
Net asset value, end of period..........       $   9.57       $   8.86    $  10.10    $  11.16    $  10.95     $  10.91
                                               ========       ========    ========    ========    ========     ========
Total return(f).........................          11.14%         (7.62)%     (5.51)%      6.34%       5.00%        5.29%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses................................           1.17%          1.18%       1.17%       1.17%       1.18%        1.18%
Net investment income...................           5.42%          5.22%       4.43%       4.42%       4.56%        4.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's).......       $831,910       $663,766    $697,697    $761,994    $695,270     $588,921
Portfolio turnover rate.................           2.23%         19.10%      20.10%      10.90%      11.63%       8.60%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 143

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                           SIX MONTHS ENDED             YEAR ENDED FEBRUARY 28,
                                            AUGUST 31, 2009   -------------------------------------------
ADVISOR CLASS                                 (UNAUDITED)       2009       2008(a)      2007      2006(b)
-------------                              ----------------   --------    --------    -------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...       $   8.77       $  10.00    $  11.06    $ 10.85    $10.76
                                               --------       --------    --------    -------    ------
Income from investment operations(c):
   Net investment income(d) ............           0.28           0.56        0.55       0.55      0.10
   Net realized and unrealized gains
      (losses) .........................           0.71          (1.24)      (1.07)      0.20      0.04
                                               --------       --------    --------    -------    ------
Total from investment operations .......           0.99          (0.68)      (0.52)      0.75      0.14
                                               --------       --------    --------    -------    ------
Less distributions from net investment
   income ..............................          (0.29)         (0.55)      (0.54)     (0.54)    (0.05)
                                               --------       --------    --------    -------    ------
Redemption fees(e) .....................             --             --(f)       --(f)      --(f)     --(f)
                                               --------       --------    --------    -------    ------
Net asset value, end of period .........       $   9.47       $   8.77    $  10.00    $ 11.06    $10.85
                                               ========       ========    ========    =======    ======
Total return(g) ........................          11.48%         (6.99)%     (4.94)%     7.08%     1.34%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses ...............................           0.52%          0.53%       0.52%      0.52%     0.53%
Net investment income ..................           6.07%          5.87%       5.08%      5.07%     5.21%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $466,039       $170,562    $143,331    $53,127    $  471
Portfolio turnover rate ................           2.23%         19.10%      20.10%     10.90%    11.63%

(a)  For the year ended February 29.

(b)  For the period January 3, 2006 (effective date) to February 28, 2006.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             144 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                      PRINCIPAL
          FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT           VALUE
          ----------------------------------------                                                  -------------   ---------------
          MUNICIPAL BONDS 96.5%
          ALABAMA 0.5%
          Camden IDB Exempt Facilities Revenue, Weyerhaeuser,
             Series A, Pre-Refunded, 6.125%, 12/01/24 ...........................................   $   3,000,000   $     3,479,820
             Series B, Pre-Refunded, 6.375%, 12/01/24 ...........................................       1,750,000         1,997,888
          Courtland IDBR, Environmental Improvement Revenue, International Paper Co.
             Refunding, Series B, 6.25%, 8/01/25 ................................................       2,500,000         2,381,350
          Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO,
             Pre-Refunded, 7.75%, 7/01/21 .......................................................       8,970,000         9,399,304
          Phenix City IDB Environmental Improvement Revenue, MeadWestvaco-Mead Coated Board
             Project, Refunding, Series B, 6.10%, 5/15/30 .......................................       5,800,000         5,262,398
          Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects,
             Series A, 9.25%, 3/01/33 ...........................................................       5,500,000         6,550,555
                                                                                                                    ---------------
                                                                                                                         29,071,315
                                                                                                                    ---------------
          ALASKA 0.1%
          Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
             Regional Power,
             5.70%, 1/01/12 .....................................................................       1,080,000         1,054,480
             5.80%, 1/01/18 .....................................................................       1,495,000         1,331,836
             5.875%, 1/01/32 ....................................................................       5,730,000         4,451,751
                                                                                                                    ---------------
                                                                                                                          6,838,067
                                                                                                                    ---------------
          ARIZONA 4.7%
          Apache County IDA,
             IDR, Tucson Electric Power Co. Project, Refunding, Series C, 5.85%, 3/01/26 ........      16,500,000        15,487,725
             PCR, Tucson Electric Power Co. Project, Refunding, Series A, 5.85%, 3/01/28 ........      53,150,000        48,927,232
             PCR, Tucson Electric Power Co. Project, Refunding, Series B, 5.875%, 3/01/33 .......      33,800,000        30,266,548
          Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health
             Network, Pre-Refunded, 6.375%, 12/01/37 ............................................       2,500,000         2,923,950
          Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
             6.625%, 7/01/20 ....................................................................       3,940,000         4,181,719
          Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A,
             7.25%, 12/01/32 ....................................................................      14,500,000        12,568,455
          Coconino County PCC Revenue, Tucson Electric Power Navajo, Refunding,
             Series A, 7.125%, 10/01/32 .........................................................      21,125,000        19,170,092
             Series B, 7.00%, 10/01/32 ..........................................................       9,500,000         9,500,285
          Downtown Phoenix Hotel Corp. Revenue, sub. bond, Series B, FGIC Insured, 5.00%,
             7/01/36 ............................................................................      10,000,000         9,229,800
          Maricopa County IDA Health Facility Revenue,
             Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ......................       7,500,000         7,491,225
             Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%,
             7/01/16 ............................................................................       4,875,000         4,900,204
          Maricopa County PCC, PCR,
             El Paso Electric Co. Project, Series A, 7.25%, 4/01/40 .............................      20,000,000        21,952,800
          Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 ..................       9,800,000         9,254,728
          Navajo County Pollution Control Corp. Revenue, Mandatory Put 6/01/16, Series D,
             5.75%, 6/01/34 .....................................................................      10,750,000        10,928,988
          Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, 5.00%,
             7/01/38 ............................................................................      15,000,000        15,137,550


                            Semiannual Report | 145

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
          FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT           VALUE
          ----------------------------------------                                                  -------------   ---------------
          MUNICIPAL BONDS (CONTINUED)
          ARIZONA (CONTINUED)
          Pima County IDAR,
             Industrial Development, Tucson Electric Power, Series A, 6.375%, 9/01/29 ...........   $  35,000,000   $    34,399,050
             Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25 ........................      10,140,000         8,915,798
          Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 ........................      10,000,000         8,385,200
          University Medical Center Corp. Hospital Revenue,
             6.00%, 7/01/24 .....................................................................         250,000           259,370
             6.25%, 7/01/29 .....................................................................       1,000,000         1,029,480
             5.00%, 7/01/35 .....................................................................      10,175,000         8,931,208
             6.50%, 7/01/39 .....................................................................       1,500,000         1,532,580
          Yuma County IDA Water and Sewer Exempt Facility Revenue, Water and Sewer, Refunding,
             Series A, 6.375%, 12/01/37 .........................................................      15,500,000        12,885,925
                                                                                                                    ---------------
                                                                                                                        298,259,912
                                                                                                                    ---------------
          ARKANSAS 0.3%
          Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch
             Corp. Projects, Series A, 7.75%, 8/01/25 ...........................................       3,800,000         3,467,348
          Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13 .................       2,400,000         2,597,856
          Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
             11/01/26 ...........................................................................      10,000,000         8,722,700
          Warren Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.00%, 4/01/12 ...........       3,150,000         3,147,543
                                                                                                                    ---------------
                                                                                                                         17,935,447
                                                                                                                    ---------------
          CALIFORNIA 16.1%
          ABAG 1915 Act Special Assessment, Windemere Ranch AD, 1999-1, Pre-Refunded, 6.375%,
             9/02/32 ............................................................................       9,735,000        11,046,110
          Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 6.00%, 9/01/38 ......       5,200,000         3,886,376
          Anaheim PFAR, Refunding, Series A-2, FGIC Insured, 4.75%, 9/01/29 .....................      24,000,000        22,839,120
          Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/37 .........       5,480,000         3,002,382
          Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C,
             Series A, 5.35%, 9/01/36 ...........................................................       3,680,000         2,577,104
          Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 .......       4,085,000         4,957,311
          Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ........................       5,780,000         6,530,764
          California County Tobacco Securitization Agency Tobacco Revenue, Asset-Backed, Alameda
             County, 5.875%, 6/01/35 ............................................................       3,700,000         3,206,050
          California Health Facilities Financing Authority Revenue,
             Children's Hospital of Orange County, Series A, 6.50%, 11/01/24 ....................       5,000,000         5,206,950
             Children's Hospital of Orange County, Series A, 6.50%, 11/01/38 ....................       8,000,000         8,038,640
             Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/24 ....       2,295,000         2,228,353
             Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/29 ....       2,220,000         2,042,134
             Marshall Medical Center, Series A, California Mortgage Insured, 5.00%, 11/01/33 ....       3,130,000         2,743,445
          California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31 ..............................      20,000,000        16,123,000
          California Infrastructure and Economic Development Bank Revenue, Department of Social
             Services Administration Building, AMBAC Insured, 5.00%,
             12/01/30 ...........................................................................      10,300,000        10,544,007
             12/01/35 ...........................................................................       5,000,000         4,927,700
          California PCFA Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project,
             6.875%, 11/01/27 ...................................................................      10,000,000        10,000,300


                            146 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
          FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      AMOUNT           VALUE
          ----------------------------------------                                                  -------------   ---------------
          MUNICIPAL BONDS (CONTINUED)
          CALIFORNIA (CONTINUED)
          California State GO,
             Refunding, 5.25%, 4/01/30 ..........................................................   $      50,000   $        50,105
             Refunding, 5.25%, 4/01/32 ..........................................................          40,000            40,017
             Various Purpose, 6.00%, 4/01/38 ....................................................      20,000,000        21,194,000
             Various Purpose, Refunding, 5.00%, 6/01/31 .........................................      22,000,000        21,457,260
          California Statewide CDA Revenue,
             Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 .......................      13,090,000        16,187,879
             Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 ........................       2,945,000         3,222,272
             Monterey Institute International, 5.50%, 7/01/31 ...................................      13,240,000        13,967,406
             Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 ...............................       6,440,000         6,907,802
             St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 ...................       5,000,000         4,985,150
             St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ....................      10,000,000         9,982,900
             Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ................................      25,000,000        21,549,250
             Thomas Jefferson School of Law, Series A, 7.25%, 10/01/38 ..........................      11,730,000        10,741,630
          California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/37 ......      10,000,000         7,573,700
          Chabot-Las Positas Community College District GO, Capital Appreciation Bonds,
             Series C, AMBAC Insured, zero cpn.,
             8/01/33 ............................................................................      21,015,000         4,195,645
             8/01/34 ............................................................................      10,000,000         1,857,000
             8/01/43 ............................................................................      31,515,000         2,798,217
             8/01/45 ............................................................................      34,035,000         2,665,281
          Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36 ...................       2,215,000         1,449,363
          Chula Vista CFD Special Tax,
             No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 ...............................       3,065,000         2,389,872
             No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36 .................................       2,645,000         1,612,921
             No. 99-1, Otay Ranch Spa One, Pre-Refunded, 6.10%, 9/01/31 .........................       4,890,000         5,248,339
          Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ..........       8,100,000         8,618,562
          El Dorado County CFD Special Tax, Promontory Specific, Series No. 2001-1, 6.30%,
             9/01/31 ............................................................................       3,500,000         2,844,835
          Emeryville RDA, MFHR, Emery Bay Apartments II,
             Series A, Pre-Refunded, 5.85%, 10/01/28 ............................................      12,460,000        13,028,051
             sub. lien, Series C, Pre-Refunded, 7.875%, 10/01/28 ................................       1,760,000         1,875,386
          Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
             5.85%, 1/15/23 .....................................................................      35,000,000        32,836,650
             zero cpn., 1/15/22 .................................................................      49,115,000        19,409,266
             zero cpn., 1/15/31 .................................................................       4,000,000           787,920
             zero cpn., 1/15/34 .................................................................       4,500,000           700,695
             zero cpn., 1/15/36 .................................................................       4,000,000           531,960
          Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 ......................       3,500,000         3,130,995
          Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
             Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 ....................................      10,000,000         7,759,900
             Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 ............................      10,000,000        12,165,500
             Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ........................      30,750,000        26,329,995
             Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ..................................      13,250,000        11,345,445
          Jurupa Community Services District Special Tax, CFD No. 29, Series A, 8.625%,
             9/01/39 ............................................................................       1,100,000         1,112,067
          Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
             7.00%, 9/02/30 .....................................................................       7,715,000         6,872,445


                            Semiannual Report | 147

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       CALIFORNIA (CONTINUED)
       Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 ...................   $   5,000,000   $     3,786,600
       Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36 .....................       6,595,000         4,423,794
       Los Angeles MFR, Refunding,
          Series J-1B, 7.125%, 1/01/24 ..........................................................         110,000            96,352
          Series J-1C, 7.125%, 1/01/24 ..........................................................         455,000           398,548
          Series J-2B, 8.50%, 1/01/24 ...........................................................         575,000           504,016
(a)       Series J-2C, 8.50%, 1/01/24 ...........................................................       2,100,000         1,840,755
       Los Angeles Regional Airports Improvement Corp. Lease Revenue,
(b)       Facilities Lease, United Air Lines Inc., Los Angeles International Airport, Refunding,
             6.875%, 11/15/12 ...................................................................       9,500,000         9,511,685
          Facilities Sublease, Delta Air Lines Inc., Los Angeles International Airport, Refunding,
             6.35%, 11/01/25 ....................................................................      12,000,000         9,945,720
       Los Angeles Wastewater System Revenue, Refunding, Series A, NATL Insured, 5.00%,
          6/01/30 ...............................................................................       7,530,000         7,615,541
(c)    M-S-R Energy Authority Gas Revenue,
          Series B, 6.125%, 11/01/29 ............................................................      30,505,000        30,310,073
          Series B, 7.00%, 11/01/34 .............................................................      20,000,000        21,514,600
          Series C, 6.50%, 11/01/39 .............................................................      20,000,000        20,183,200
       Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ...........................       4,000,000         3,403,000
       Poway USD Special Tax,
          CFD No. 10, Area A, 6.10%, 9/01/31 ....................................................       1,995,000         1,720,707
          CFD No. 11, Area A, 5.375%, 9/01/28 ...................................................       2,965,000         2,273,147
          CFD No. 11, Area A, 5.375%, 9/01/34 ...................................................       2,235,000         1,716,636
          CFD No. 14, Del Sur, 5.25%, 9/01/36 ...................................................       7,500,000         5,244,525
       Rocklin Special Tax, CFD No. 10, Whitney, 5.00%, 9/01/35 .................................       7,315,000         4,876,545
       Romoland School District Special Tax, CFD 1,
          Improvement Area 1, 5.35%, 9/01/28 ....................................................       7,015,000         5,459,283
          Improvement Area 1, 5.40%, 9/01/36 ....................................................       6,175,000         4,483,482
          Improvement Area 2, 5.35%, 9/01/38 ....................................................       7,900,000         5,006,783
       Roseville Special Tax, CFD No. 1, Westpark, 5.25%, 9/01/25 ...............................       1,550,000         1,138,832
       San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%,
          4/01/29 ...............................................................................      10,000,000         9,913,300
       San Francisco City and County RDA Lease Revenue, George R. Moscone Center, zero cpn.,
          7/01/10 ...............................................................................       4,500,000         4,449,060
          7/01/12 ...............................................................................       4,500,000         4,126,230
          7/01/13 ...............................................................................       4,250,000         3,717,220
          7/01/14 ...............................................................................       2,250,000         1,888,583
       San Francisco Uptown Parking Corp. Parking Revenue, Union Square, NATL Insured, 6.00%,
          7/01/31 ...............................................................................       8,920,000         9,223,369
       San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
          Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 .............................      22,500,000        18,869,625
          Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 .............................      20,000,000        16,314,200
          Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 .............................      20,000,000        14,266,800
          Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 .............................      20,000,000        14,025,600
          junior lien, ETM, zero cpn., 1/01/10 ..................................................      15,000,000        14,950,950
          junior lien, ETM, zero cpn., 1/01/12 ..................................................      30,100,000        28,950,481
          junior lien, ETM, zero cpn., 1/01/24 ..................................................      52,700,000        28,607,141
          junior lien, ETM, zero cpn., 1/01/25 ..................................................      45,200,000        22,988,268


                             148 | Semiannual Report

Franklin Tax-Free Trust

<CAPTION >
                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       CALIFORNIA (CONTINUED)
       San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, (continued)
          junior lien, ETM, zero cpn., 1/01/26 ..................................................   $ 131,900,000   $    63,475,556
          junior lien, ETM, zero cpn., 1/01/27 ..................................................     139,100,000        62,933,013
          senior lien, 5.00%, 1/01/33 ...........................................................      26,930,000        16,493,009
       Santa Clara County GO, 5.00%, 8/01/34 ....................................................      25,000,000        25,548,000
       Saugus USD Special Tax, 6.00%, 9/01/33 ...................................................       3,150,000         2,629,400
       Seal Beach CFD No. 05-01 Special Tax, Pacific Gateway Business Center, 5.30%,
          9/01/36 ...............................................................................       2,000,000         1,409,560
(c)    South Bayside Waste management Authority Solid Waste Enterprise Revenue, Shoreway
          Environmental, Series A, 6.00%, 9/01/36 ...............................................       7,740,000         7,815,233
       Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2, 6.30%,
          9/02/33 ...............................................................................       6,000,000         5,200,680
(c)    Stockton PFA Lease Revenue, Capital Improvement Projects, Series A,
          6.75%, 9/01/29 ........................................................................      15,905,000        15,648,134
          7.00%, 9/01/38 ........................................................................      12,175,000        12,144,928
       Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.375%,
          9/01/32 ...............................................................................       4,100,000         4,793,351
       Tustin CFD No. 06-01 Special Tax, Legacy/Columbus, Series A, 6.00%, 9/01/36 ..............      20,000,000        15,420,800
       Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A, 6.00%,
          9/01/34 ...............................................................................       6,520,000         5,467,737
       West Sacramento Special Tax, CFD No. 16, Pre-Refunded, 6.00%, 9/01/33 ....................       3,000,000         3,358,770
                                                                                                                    ---------------
                                                                                                                      1,009,408,249
                                                                                                                    ---------------
       COLORADO 4.1%
       Arkansas River Power Authority Power Revenue, Improvement, 6.00%, 10/01/40 ...............      10,000,000         9,462,600
       Colorado Health Facilities Authority Revenue, Hospital, Refunding, Series C, FSA Insured,
          5.25%, 3/01/40 ........................................................................      20,000,000        20,199,800
       Denver City and County Airport Revenue, Series D, 7.75%, 11/15/13 ........................         410,000           443,394
       Denver City and County Special Facilities Airport Revenue, United Airlines Project,
          Refunding, Series A, 5.25%, 10/01/32 ..................................................      27,365,000        16,319,939
       Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA Insured,
          5.00%,
          12/01/30 ..............................................................................      15,000,000        11,637,600
          12/01/35 ..............................................................................      15,000,000        11,272,650
       Denver Health and Hospital Authority Healthcare Revenue, Series A, Pre-Refunded, 6.25%,
          12/01/33 ..............................................................................       4,000,000         4,763,040
       E-470 Public Highway Authority Revenue, Capital Appreciation,
          Refunding, Series B, NATL Insured, zero cpn., 9/01/37 .................................      15,720,000         1,705,777
          Refunding, Series B, NATL Insured, zero cpn., 9/01/38 .................................      20,000,000         1,994,600
          Refunding, Series B, NATL Insured, zero cpn., 9/01/39 .................................      30,000,000         2,763,900
          Series A, NATL Insured, zero cpn., 9/01/28 ............................................      15,000,000         3,630,600
          Series B, NATL Insured, zero cpn., 9/01/29 ............................................      10,000,000         2,137,400
          Series B, NATL Insured, zero cpn., 9/01/30 ............................................      17,300,000         3,382,323
          Series B, NATL Insured, zero cpn., 9/01/31 ............................................      10,000,000         1,798,300
       Eagle County Airport Terminal Corp. Revenue, Series A,
          7.00%, 5/01/21 ........................................................................         665,000           547,548
          7.125%, 5/01/31 .......................................................................       1,215,000           915,332
       Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
          6.95%, 8/01/19 ........................................................................      41,200,000        37,513,424


                             Semiannual Report | 149

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       COLORADO (CONTINUED)
       Littleton MFHR, Riverpoint, Series C, Pre-Refunded, 8.00%, 12/01/29 ......................   $   2,660,000   $     2,926,027
       McKay Landing Metropolitan District No. 002 GO,
          Limited Tax, Pre-Refunded, 7.50%, 12/01/19 ............................................       2,545,000         2,730,836
          Subordinated, Series A, Pre-Refunded, 7.50%, 12/01/34 .................................       2,000,000         2,161,640
       Public Authority for Colorado Energy Natural Gas Purchase Revenue,
          6.125%, 11/15/23 ......................................................................       2,465,000         2,461,253
          6.25%, 11/15/28 .......................................................................      12,500,000        12,512,375
          6.50%, 11/15/38 .......................................................................      90,100,000        91,392,935
       Saddle Rock South Metropolitan District No. 3 GO, Limited Mill Levy Obligation,
          Pre-Refunded, 7.35%, 12/01/19 .........................................................       2,740,000         2,881,055
       Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
          12/01/28 ..............................................................................       7,640,000         6,168,307
(a, d) Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31 ......       3,000,000         2,735,610
                                                                                                                    ---------------
                                                                                                                        256,458,265
                                                                                                                    ---------------
       CONNECTICUT 1.4%
       Connecticut State Development Authority PCR,
          Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ......................      53,825,000        54,379,397
          Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ...............      12,500,000        12,586,625
       Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic
          Co. Project, 6.15%, 4/01/35 ...........................................................       3,000,000         2,830,590
       Connecticut State Health and Educational Facilities Authority Revenue,
          Sacred Heart University, Series C, 6.50%, 7/01/16 .....................................         310,000           311,008
          St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ..............................       5,650,000         4,832,784
       Connecticut State HFAR, Housing Mortgage Finance Program, Refunding, Series C-1, 6.30%,
          11/15/17 ..............................................................................      16,060,000        16,064,979
                                                                                                                    ---------------
                                                                                                                         91,005,383
                                                                                                                    ---------------
       DISTRICT OF COLUMBIA 1.6%
       District of Columbia Ballpark Revenue, Series B-1, FGIC Insured, 5.00%, 2/01/35 ..........      18,000,000        14,007,960
       District of Columbia Hospital Revenue, Children's Hospital Obligation Group,
          Assured Guaranty, 5.25%, 7/15/38 ......................................................      11,000,000        10,649,980
       District of Columbia Revenue,
          Gains-Georgetown University, Capital Appreciation, AMBAC Insured, zero cpn. to 3/31/18,
             5.00% thereafter, 4/01/36 ..........................................................      27,105,000        14,513,372
          Methodist Home Issue, 6.00%, 1/01/29 ..................................................       4,750,000         3,628,145
       District of Columbia Tobacco Settlement FICO Revenue,
          Asset-Backed Bonds, Refunding, 6.50%, 5/15/33 .........................................      22,000,000        20,026,820
          Capital Appreciation, Asset-Backed Bonds, Series A, zero cpn., 6/15/46 ................     175,000,000         5,094,250
          Capital Appreciation, Asset-Backed Bonds, Series B, zero cpn., 6/15/46 ................      66,000,000         1,822,920
       Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, Capital
          Appreciation, 2nd lien, Series C, Assured Guaranty, zero cpn. to 10/01/16, 6.50%
          thereafter, 10/01/41 ..................................................................      50,000,000        33,456,500
                                                                                                                    ---------------
                                                                                                                        103,199,947
                                                                                                                    ---------------
       FLORIDA 6.9%
       Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34 ........................       4,700,000         2,482,681
       Beacon Tradeport CDD Special Assessment, Commercial Project, Series A, Pre-Refunded,
          6.00%, 5/01/16 ........................................................................      18,545,000        19,889,327
          6.20%, 5/01/22 ........................................................................      23,590,000        25,736,926


                             150 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       FLORIDA (CONTINUED)
       Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First
          Inc. Project, 7.00%, 4/01/39 ..........................................................   $   6,500,000   $     6,742,645
       Brighton Lakes CDD Special Assessment, Series B, Pre-Refunded, 7.625%, 5/01/31 ...........       2,985,000         3,147,683
       Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31 .................       1,315,000         1,021,716
       Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ...............       2,165,000         1,920,463
       Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20 ..................       2,180,000         1,574,701
       Citizens Property Insurance Corp. Revenue, Senior Secured, High Risk Account, Series A-1,
          6.00%, 6/01/17 ........................................................................      25,000,000        26,243,000
       Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
          8/15/32 ...............................................................................      10,550,000         9,767,823
       East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36 ............................       1,425,000           795,692
       Escambia County Environmental Improvement Revenue, International Paper Co. Projects,
          Series A, 9.50%, 3/01/33 ..............................................................       7,975,000         8,434,280
       Fleming Plantation CDD Special Assessment, Series B, Pre-Refunded, 7.375%, 5/01/31 .......       9,900,000        10,447,272
       Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
          6.00%, 6/01/23 ........................................................................       5,000,000         6,019,600
       Groves CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.75%, 5/01/32 ............       1,675,000         1,767,661
       Halifax Hospital Medical Center Hospital Revenue,
          Refunding and Improvement, Series A, 5.375%, 6/01/46 ..................................      18,000,000        15,355,620
          Series A, Pre-Refunded, 7.25%, 10/01/24 ...............................................       4,700,000         5,115,151
          Series A, Pre-Refunded, 7.25%, 10/01/29 ...............................................       1,400,000         1,523,662
       Hawk's Point CDD Special Assessment, Hawk's Point Community Development, Series A,
          5.30%, 5/01/39 ........................................................................       1,450,000           777,766
       Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18 .......       6,500,000         6,799,390
       Hillsborough County IDAR, Refunding, Series B, 5.25%,
          10/01/28 ..............................................................................       1,500,000         1,303,875
          10/01/34 ..............................................................................       7,250,000         6,116,390
       Indian Trace CDD, GO, Water Management Special Benefit, sub. lien, Refunding, Series B,
          8.25%, 5/01/11 ........................................................................       4,840,000         4,849,632
       Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%,
          5/01/33 ...............................................................................       2,690,000         1,718,426
       Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
          ETM, 6.875%, 8/01/10 ..................................................................         165,000           170,889
          Pre-Refunded, 7.00%, 8/01/20 ..........................................................       2,445,000         2,533,533
          Pre-Refunded, 7.25%, 8/01/31 ..........................................................       5,725,000         5,938,142
       Indigo CDD Capital Improvement Revenue, Refunding,
          Series A, 7.00%, 5/01/31 ..............................................................         880,000           764,130
(a)       Series C, 7.00%, 5/01/30 ..............................................................       4,520,000         3,935,248
       Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 .................................       1,655,000         1,396,009
       Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ........................................       1,450,000         1,349,428
       Lakeland Retirement Community Revenue, first mortgage, Carpenters Estates,
          Accredited Investors, Refunding,
          5.875%, 1/01/19 .......................................................................       1,350,000         1,212,881
          6.25%, 1/01/28 ........................................................................       1,230,000         1,019,535
          6.375%, 1/01/43 .......................................................................       2,250,000         1,758,443
       Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
          CIFG Insured, 5.00%, 10/01/30 .........................................................      11,505,000        11,528,470


                             Semiannual Report | 151

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       FLORIDA (CONTINUED)
       Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ................   $   7,545,000   $     6,900,129
       Mediterra South CDD Capital Improvement Revenue,
          6.85%, 5/01/31 ........................................................................       2,265,000         1,932,928
          Series B, 6.95%, 5/01/31 ..............................................................       6,840,000         6,060,719
       Mediterranea CDD Special Assessment, Series A, 5.60%, 5/01/37 ............................       1,500,000           866,460
       Miami-Dade County School Board COP, Series B, Assured Guaranty, 5.00%, 5/01/33 ...........      14,310,000        14,378,974
       Midtown Miami Community Development Special Assessment Revenue,
          Series A, 6.25%, 5/01/37 ..............................................................       7,500,000         5,556,600
          Series B, 6.50%, 5/01/37 ..............................................................       3,905,000         2,924,025
       Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 ...................         210,000           210,571
       Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit of
          Development No. 43,
          6.10%, 8/01/21 ........................................................................         275,000           239,132
          Pre-Refunded, 6.10%, 8/01/21 ..........................................................       1,960,000         2,160,841
       Northern Palm Beach County ID Special Assessment, Water Control and Improvement Bonds,
          Unit of Development No. 46, Series A, 5.35%, 8/01/41 ..................................         800,000           428,888
       Oakstead CDD Revenue, Capital Improvement, Series A, Pre-Refunded, 7.20%, 5/01/32 ........       3,065,000         3,223,460
       Orange County Health Facilities Authority Revenue, Hospital, Adventist Health System Inc.,
          Pre-Refunded, 5.625%, 11/15/32 ........................................................      10,000,000        11,172,000
       Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36 ....................       1,300,000           742,495
       Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 .................       2,650,000         1,908,583
       Parkway Center CDD Special Assessment, Series A, Pre-Refunded, 8.25%, 5/01/31 ............       1,314,814         1,391,415
       Pelican Marsh CDD Special Assessment Revenue, Series A,
          7.10%, 5/01/20 ........................................................................       2,830,000         2,387,699
          7.20%, 5/01/31 ........................................................................       6,205,000         4,885,941
       Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.00%, 10/01/28 .............       7,000,000         6,991,740
       Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 ..............................      10,005,000         8,940,368
       Port St. Lucie Utility Revenue, System, Refunding, Series A, NATL Insured, 5.00%,
          9/01/29 ...............................................................................      11,025,000        10,914,970
(a)    Portico CDD Capital Improvement Revenue, 5.45%, 5/01/37 ..................................       2,800,000         1,547,560
(a)    Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38 ......................       2,795,000         1,160,428
       Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ...........       1,250,000         1,218,375
       Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 ...........................       3,365,000         2,710,709
       Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
          12/01/22 ..............................................................................       3,450,000         2,806,610
       River Place St. Lucie CDD Special Assessment Revenue,
          Series A, 7.625%, 5/01/21 .............................................................         995,000           894,027
          Series A, 7.625%, 5/01/30 .............................................................       1,590,000         1,346,348
          Series B, 7.25%, 5/01/10 ..............................................................         970,000           925,506
       Riverwood CDD Special Assessment Revenue, Series A, 7.75%, 5/01/14 .......................         435,000           438,015
       Sampson Creek CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.95%,
          5/01/31 ...............................................................................       2,635,000         2,741,322
       Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37 ....................................       8,170,000         4,243,089
       South Broward Hospital District Revenue, South Broward Hospital District Obligated Group,
          Refunding,
          4.75%, 5/01/32 ........................................................................      11,235,000        10,341,143
          5.00%, 5/01/36 ........................................................................      12,500,000        11,565,500


                             152 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       FLORIDA (CONTINUED)
       South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
          Group, 5.00%,
          8/15/32 ...............................................................................   $  15,000,000   $    14,310,450
          8/15/37 ...............................................................................      19,860,000        18,614,381
       South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 ........................       2,455,000         2,066,987
       St. Lucie West Services District Capital Improvement Revenue, Cascades Project, 6.10%,
          5/01/18 ...............................................................................       1,615,000         1,333,748
       St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
          Management Benefit, Refunding, Series B, 6.25%, 5/01/25 ...............................       5,080,000         4,670,654
       Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 .................................       2,020,000         1,753,017
       Stoneybrook West CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.00%,
          5/01/32 ...............................................................................       2,990,000         3,135,493
       Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 .....................       1,230,000           989,929
       Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 .......................       8,075,000         6,351,472
       Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37 .................       1,940,000         1,023,544
       Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 .....................................       8,170,000         6,281,259
       Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 .............................       5,730,000         5,748,393
       Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38 ............................       9,900,000         8,025,336
       Village Center CDD Recreational Revenue,
          Sub Series B, 6.25%, 1/01/13 ..........................................................       3,380,000         3,276,369
          Sub Series B, 8.25%, 1/01/17 ..........................................................       1,580,000         1,583,002
          Sub Series C, 7.375%, 1/01/19 .........................................................       2,045,000         1,993,098
       Vista Lake CDD Capital Improvement Revenue, Series A, Pre-Refunded, 7.20%, 5/01/32 .......       2,560,000         2,687,949
       Waterchase CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.70%, 5/01/32 .......       2,735,000         2,978,497
       Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ......................       1,090,000         1,033,037
       Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36 ..............................       1,700,000         1,004,003
(b)    Waterstone CDD Capital Improvement Revenue, Series B, 5.50%, 5/01/18 .....................       4,400,000         1,795,376
       Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 ...........................       1,190,000         1,129,393
       Winter Garden Village at Fowler Groves CDD Special Tax, 5.65%, 5/01/37 ...................       1,950,000         1,605,318
                                                                                                                    ---------------
                                                                                                                        430,705,365
                                                                                                                    ---------------
       GEORGIA 3.4%
       Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31 ..........................       1,035,000           777,254
       Atlanta Water and Wastewater Revenue,
          FSA Insured, 5.00%, 11/01/34 ..........................................................      32,730,000        32,786,623
          Refunding, Series A, 6.25%, 11/01/34 ..................................................      30,000,000        31,280,100
       Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
          12/01/28 ..............................................................................       1,470,000         1,138,192
       Burke County Development Authority PCR,
          Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43 ............................      55,000,000        55,979,550
          Oglethorpe Power Corp., Vogtle Project, Series E, 7.00%, 1/01/23 ......................      25,000,000        28,681,250
       Floyd County Development Authority Environmental Improvement Revenue, Temple-Inland Inc.,
          Refunding, 5.70%, 12/01/15 ............................................................       1,575,000         1,635,448
       Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist
          Health Care System Project, ETM,
          6.25%, 10/01/18 .......................................................................       6,000,000         6,936,060
          6.375%, 10/01/28 ......................................................................       8,000,000         9,875,200


                             Semiannual Report | 153

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       GEORGIA (CONTINUED)
       Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27 .......   $   5,000,000   $     3,488,600
       Gainesville RDA Educational Facilities Revenue, Riverside Military Academy, Refunding,
          5.125%, 3/01/37 .......................................................................       6,500,000         4,030,650
       Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
          NATL Insured, 5.00%, 7/01/34 ..........................................................      26,145,000        24,688,200
       Main Street Natural Gas Inc. Gas Project Revenue,
          Series A, 5.50%, 9/15/28 ..............................................................       5,000,000         4,512,600
          Series B, 5.00%, 3/15/22 ..............................................................       5,500,000         4,892,470
       McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
          Products, 6.95%, 12/01/23 .............................................................       5,120,000         4,053,965
                                                                                                                    ---------------
                                                                                                                        214,756,162
                                                                                                                    ---------------
       HAWAII 0.1%
       Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric
          Co. and Subsidiary, 6.50%, 7/01/39 ....................................................       7,500,000         7,848,300
                                                                                                                    ---------------
       IDAHO 0.6%
       Idaho Health Facilities Authority Revenue, St. Luke's Health System Project, Series A,
          6.75%, 11/01/37 .......................................................................      12,500,000        13,206,125
       Nez Perce County PCR,
          Potlatch 84, 7.00%, 12/01/14 ..........................................................       5,000,000         5,102,250
          Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ....................................      22,500,000        19,227,825
                                                                                                                    ---------------
                                                                                                                         37,536,200
                                                                                                                    ---------------
       ILLINOIS 3.3%
       Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
          3/01/33 ...............................................................................       3,300,000         2,332,374
       Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project, Pre-Refunded,
          6.25%, 3/01/32 ........................................................................       3,588,000         4,065,240
          6.75%, 3/01/32 ........................................................................       5,263,000         5,933,401
       Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
          Pre-Refunded,
          6.625%, 3/01/31 .......................................................................       4,301,000         4,681,638
          7.00%, 3/01/31 ........................................................................       4,752,000         5,253,859
       Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project, Pre-Refunded,
          7.05%, 3/01/31 ........................................................................       5,675,000         6,314,856
       Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23 ..      11,000,000        11,003,960
       Cary Special Tax, Refunding, Radian Insured, 5.00%, 3/01/30 ..............................       3,070,000         2,418,178
          Special Service Area No. 1, Cambria Project, Series A, Pre-Refunded, 7.625%, 3/01/30 ..       2,869,000         3,027,799
          Special Service Area No. 2, Foxford Hills Project, Pre-Refunded, 7.50%, 3/01/30 .......       5,155,000         5,426,462
       Chicago O'Hare International Airport Revenue,
          General Airport Third Lien, Series A, FGIC Insured, 5.00%, 1/01/33 ....................      15,000,000        14,635,800
          Refunding, Series A, FSA Insured, 5.00%, 1/01/38 ......................................      16,500,000        16,399,845
       Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, Pre-Refunded, 7.75%,
          3/01/27 ...............................................................................       6,000,000         6,748,440
       Hampshire Special Service Area No. 14 Special Tax, Lakewood Crossing Subdivision, 5.95%,
          3/01/36 ...............................................................................       7,785,000         5,294,189


                            154 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       ILLINOIS (CONTINUED)
       Illinois Finance Authority Revenue,
          Institute Technology, 6.50%, 2/01/23 ..................................................   $   1,000,000   $     1,015,380
          Institute Technology, 7.125%, 2/01/34 .................................................       1,500,000         1,531,260
          Lutheran Hillside Village, Refunding, 5.25%, 2/01/37 ..................................       7,500,000         5,856,300
          Resurrection Health Care, Series A, FSA Insured, 5.25%, 5/15/29 .......................      15,500,000        15,385,920
          Riverside Health System, 6.25%, 11/15/35 ..............................................       5,000,000         5,040,650
          Sherman Health System, Series A, 5.50%, 8/01/37 .......................................      17,240,000        13,855,271
       Illinois Health Facilities Authority Revenue,
          Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 .................       1,425,000         1,431,740
          Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ........................       8,595,000         7,788,445
       Illinois State Development Finance Authority PCR, Ameren Corp. and Central Illinois Public
          Service Co., Refunding, Series A, 5.50%, 3/01/14 ......................................       3,515,000         3,512,223
       Illinois State Finance Authority Revenue, Rush University Medical Center Obligation Group,
          Series B, 7.25%, 11/01/38 .............................................................      10,000,000        10,914,200
       Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
          Convention Center, ETM, 7.00%, 7/01/26 ................................................       7,500,000         9,992,700
       Minooka Special Assessment, Improvement Prairie Ridge Project, 6.875%, 3/01/33 ...........       3,000,000         2,159,220
       Montgomery Special Assessment, Improvement, Lakewood Creek Project, Pre-Refunded,
          7.75%, 3/01/30 ........................................................................       4,678,000         5,137,473
       Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewage
          System, Refunding, XLCA Insured, 5.00%, 1/01/39 .......................................       5,000,000         4,685,950
       Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B, 6.375%,
          3/01/34 ...............................................................................       7,918,000         5,894,318
       Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ...........       2,425,000         2,162,276
       Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
          6.00%, 3/01/33 ........................................................................       4,479,000         3,184,659
          6.625%, 3/01/33 .......................................................................       5,242,000         4,087,869
       Yorkville United City Special Services Area Special Tax,
          No. 04, MPI Grande Reserve Project, Series 104, 6.375%, 3/01/34 .......................       4,222,000         2,896,672
          No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 ..........................       3,418,000         2,777,740
          No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36 ....................................       4,919,000         3,306,158
                                                                                                                    ---------------
                                                                                                                        206,152,465
                                                                                                                    ---------------
       INDIANA 2.0%
       Delaware County Hospital Authority Hospital Revenue, Cardinal Health System, 5.25%,
          8/01/36 ...............................................................................       5,000,000         3,489,050
       Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
          8/15/19 ...............................................................................       3,000,000         2,488,530
          8/15/28 ...............................................................................       5,000,000         3,704,850
       Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
          3/01/37 ...............................................................................       8,000,000         7,335,120
       Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
          Indiana, Refunding, 5.25%, 11/15/35 ...................................................      12,000,000         9,493,080
       Indiana Health Facility Financing Authority Hospital Revenue,
          6.25%, 3/01/25 ........................................................................       5,900,000         6,038,768
          6.00%, 3/01/34 ........................................................................      12,000,000        11,699,640
          Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/31 ..........      11,740,000        11,802,457
          Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/31 .......      36,760,000        40,531,943
          Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ...................       1,500,000         1,503,525


                             Semiannual Report | 155

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       INDIANA (CONTINUED)
       Indiana Municipal Power Agency Power Supply System Revenue, Indiana Municipal Power
          Agency, Series B, 6.00%, 1/01/39 ......................................................   $   4,000,000   $     4,155,880
       Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
          Refunding, 5.60%, 12/01/32 ............................................................       8,200,000         7,420,262
       Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series C, NATL Insured,
          5.60%, 11/01/16 .......................................................................      10,000,000        10,572,300
          5.85%, 4/01/19 ........................................................................       5,000,000         5,339,700
                                                                                                                    ---------------
                                                                                                                        125,575,105
                                                                                                                    ---------------
       KANSAS 0.1%
       Kansas State Development Finance Authority Hospital Revenue, Adventist Health, Refunding,
          5.75%, 11/15/38 .......................................................................       6,250,000         6,409,438
       KENTUCKY 0.8%
       Kentucky Economic Development Finance Authority Health System Revenue, Norton
          Healthcare Inc.,
          Refunding, Series C, NATL Insured, 6.10%, 10/01/22 ....................................      10,650,000        10,816,246
          Refunding, Series C, NATL Insured, 6.15%, 10/01/27 ....................................       3,995,000         4,050,251
          Series C, NATL Insured, Pre-Refunded, 6.10%, 10/01/22 .................................       5,325,000         6,280,039
          Series C, NATL Insured, Pre-Refunded, 6.15%, 10/01/27 .................................       6,005,000         7,093,767
       Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
          Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..........       6,835,000         5,108,274
       Kentucky Economic Development Finance Authority Louisville Arena Project Revenue,
          Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/42 ...................       5,000,000         5,209,950
       Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish
          Hospital and St. Mary's HealthCare Inc. Project, Refunding, 6.125%, 2/01/37 ...........      11,500,000        11,766,340
                                                                                                                    ---------------
                                                                                                                         50,324,867
                                                                                                                    ---------------
       LOUISIANA 3.4%
       Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27 ........      13,990,000         7,523,542
       Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
          10/01/12 ..............................................................................       2,665,000         2,672,515
       East Baton Rouge Parish Sewer Commission Revenue, Refunding, Series A, 5.25%,
          2/01/39 ...............................................................................       6,000,000         6,115,740
       Louisiana Local Government Environmental Facilities and CDA Revenue, Westlake Chemical
          Corp. Projects, 6.75%, 11/01/32 .......................................................      38,250,000        34,497,292
       Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries, 6.75%,
          7/01/39 ...............................................................................      10,000,000        10,149,300
       Louisiana Public Facilities Authority Revenue,
          FHA Insured Mortgage, Baton Rouge General, NATL Insured, 5.25%, 7/01/33 ...............      20,000,000        20,091,600
          Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 ...........................      10,000,000         7,601,100
          Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 ...........................      10,000,000         7,659,700
       Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
       AMBAC Insured, 5.00%, 6/01/22 ............................................................      10,000,000         9,231,100
       New Orleans GO,
          Limited Tax, NATL Insured, 5.00%, 3/01/21 .............................................       5,000,000         4,784,950
          Public Improvement, Series A, Radian Insured, 5.25%, 12/01/36 .........................      13,480,000        12,264,374
       Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ...       2,425,000         2,429,850


                             156 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       LOUISIANA (CONTINUED)
       Rapides Finance Authority Revenue, Cleco Power LLC Project, Mandatory Put 10/01/11,
          6.00%, 10/01/38 .......................................................................   $   4,750,000   $     4,833,030
       St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%,
          6/01/37 ...............................................................................      80,500,000        73,041,675
       West Feliciana Parish PCR, Entergy Gulf States Project, Refunding, Series B, 6.60%,
          9/01/28 ...............................................................................      11,245,000        11,263,217
                                                                                                                    ---------------
                                                                                                                        214,158,985
                                                                                                                    ---------------
       MAINE 0.5%
       Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .....................       4,800,000         2,591,280
       Skowhegan PCR, S.D. Warren Co. Project,
          Refunding, Series B, 6.65%, 10/15/15 ..................................................       4,940,000         4,612,231
          Series A, 6.65%, 10/15/15 .............................................................      24,570,000        22,715,948
                                                                                                                    ---------------
                                                                                                                         29,919,459
                                                                                                                    ---------------
       MARYLAND 0.7%
       Maryland State Community Development Administration Development Housing and CDR,
          Housing, Series A, 5.875%, 7/01/16 ....................................................       1,440,000         1,442,419
       Maryland State EDC Revenue, Chesapeake Bay Conference Center Project, senior lien,
          Refunding, Series A, 4.75%, 12/01/11 ..................................................         935,000           855,544
          Refunding, Series A, 5.00%, 12/01/16 ..................................................       3,000,000         2,001,180
          Refunding, Series A, 5.00%, 12/01/31 ..................................................      10,000,000         5,376,500
          Refunding, Series B, 5.00%, 12/01/16 ..................................................         800,000           533,648
          Refunding, Series B, 5.25%, 12/01/31 ..................................................       2,000,000         1,073,980
          Series B, Pre-Refunded, 7.50%, 12/01/14 ...............................................       1,850,000         1,899,598
          Series B, Pre-Refunded, 7.625%, 12/01/22 ..............................................       6,740,000         6,927,844
          Series B, Pre-Refunded, 7.75%, 12/01/31 ...............................................      16,160,000        16,615,389
       Maryland State Health and Higher Educational Facilities Authority Revenue,
          Anne Arundel Health System, Series A, 6.75%, 7/01/39 ..................................       3,000,000         3,346,650
          Edenwald, Series A, 5.40%, 1/01/37 ....................................................       1,200,000           940,920
          Washington County Hospital, 6.00%, 1/01/43 ............................................       6,000,000         5,822,940
                                                                                                                    ---------------
                                                                                                                         46,836,612
                                                                                                                    ---------------
       MASSACHUSETTS 0.4%
       Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series
          A, 7.00%, 3/01/21 .....................................................................       2,000,000         2,435,080
       Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ............       3,000,000         3,023,460
       Massachusetts State Development Finance Agency Revenue,
          Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 ..........................       1,030,000           906,534
          Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 .........................       1,620,000         1,289,164
          Curry College, Series A, ACA Insured, 5.00%, 3/01/36 ..................................       2,000,000         1,599,820
          Loomis Community Project, first mortgage, Refunding, Series A, 5.625%, 7/01/15 ........       1,625,000         1,525,891
          Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 .........       3,500,000         2,980,635
       Massachusetts State Development Finance Agency Solid Waste Disposal Revenue, Refunding,
          Mandatory Put 5/01/19, 5.75%, 12/01/42 ................................................       3,700,000         3,913,194
       Massachusetts State Health and Educational Facilities Authority Revenue, St. Memorial
          Medical Center, Refunding, Series A, 6.00%, 10/01/23 ..................................       5,805,000         4,329,311
                                                                                                                    ---------------
                                                                                                                         22,003,089
                                                                                                                    ---------------


                             Semiannual Report | 157

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       MICHIGAN 4.0%
       Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Series A,
          Pre-Refunded, 6.25%, 4/15/27 ..........................................................   $  10,500,000   $    11,809,560
       Detroit Sewer Disposal System Revenue, second lien, Series A, NATL Insured, 5.00%,
          7/01/35 ...............................................................................      25,750,000        23,041,100
       Detroit Water Supply System Revenue, second lien, Refunding, Series C, FSA Insured, 5.00%,
          7/01/33 ...............................................................................      11,000,000        10,803,870
       Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital Obligated
          Group, Refunding, Series A,
             5.625%, 9/01/10 ....................................................................         670,000           656,828
             5.75%, 9/01/17 .....................................................................         530,000           425,219
             5.00%, 8/15/38 .....................................................................       5,250,000         2,676,660
       Gaylord Hospital Finance Authority Limited Obligation Revenue, Otsego Memorial Hospital,
          Refunding, 6.50%,
             1/01/31 ............................................................................       1,000,000           834,250
             1/01/37 ............................................................................       1,000,000           814,680
       Michigan State Building Authority Revenue,
          Facilities Program, Refunding, Series I, 6.00%, 10/15/38 ..............................       6,000,000         6,286,920
          Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ...............      13,495,000        12,561,281
          Facilities Program, Refunding, Series II, NATL Insured, 5.00%, 10/15/29 ...............      16,585,000        16,645,204
          Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ...................................       9,500,000         9,118,860
       Michigan State Hospital Finance Authority Revenue,
          Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ..........       7,500,000         7,171,875
          Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ..........      30,205,000        26,555,934
          Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ..........         500,000           402,880
          Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 .....................         500,000           392,370
          Hospital, Oakwood Obligated Group, Refunding, Series A, 5.00%, 7/15/37 ................       3,680,000         2,761,104
          Marquette, 5.00%, 5/15/34 .............................................................       6,000,000         4,355,460
          Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ................................       1,000,000         1,006,460
          Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ...................       7,310,000         7,323,743
          Mid-Michigan Obligation Group, Series A, 6.125%, 6/01/34 ..............................       4,065,000         4,183,210
          Sinai Hospital, Refunding, 6.625%, 1/01/16 ............................................       2,610,000         2,534,441
          Sinai Hospital, Refunding, 6.70%, 1/01/26 .............................................       7,250,000         6,404,142
       Michigan State Strategic Fund Limited Obligation Revenue,
          Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29 .....      11,000,000        11,101,090
          Dow Chemical, Mandatory Put 6/02/14, Refunding, Series A-1, 6.75%, 12/01/28 ...........       2,800,000         2,929,920
          Dow Chemical, Refunding, Series B-2, 6.25%, 6/01/14 ...................................      20,050,000        20,752,953
       Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
          Senior Series A, 6.00%, 6/01/34 .......................................................      13,675,000        11,582,451
          Senior Series A, 6.00%, 6/01/48 .......................................................      10,000,000         7,590,200
          Turbo, Series A, 6.875%, 6/01/42 ......................................................      17,500,000        15,406,125
       Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
          Refunding, 8.25%, 9/01/39 .............................................................      20,000,000        23,032,800
          Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
          Series A, ETM, 5.60%, 2/15/13 .........................................................         945,000           952,040
                                                                                                                    ---------------
                                                                                                                        252,113,630
                                                                                                                    ---------------


                            158 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       MINNESOTA 1.0%
       Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14 ......   $   9,000,000   $     8,897,220
       Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
          12/01/40 ..............................................................................       5,000,000         4,081,900
       Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, sub. bond,
          Refunding, Series C, FGIC Insured, 5.00%, 1/01/31 .....................................       6,185,000         6,187,412
       Minneapolis Health Care Facility Revenue,
          Augustana Chapel View Homes, Series D, 5.875%, 6/01/35 ................................       5,075,000         3,658,212
          Jones-Harrison Residence Project, 5.70%, 10/01/35 .....................................       1,000,000           743,560
       Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
          6.625%, 11/15/28 ......................................................................      11,000,000        11,800,910
          6.75%, 11/15/32 .......................................................................       6,250,000         6,691,000
       Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
          Refunding, Series A, 6.375%, 11/15/29 .................................................         175,000           177,464
          Series A, Pre-Refunded, 6.375%, 11/15/29 ..............................................       6,325,000         6,819,805
       Minnesota State HFAR, Rental Housing, Refunding, Series D, NATL Insured, 5.95%,
          2/01/18 ...............................................................................         305,000           305,738
       Roseville MFHR, Rosepointe I Project, Series C, Pre-Refunded, 8.00%, 12/01/29 ............       3,010,000         3,224,794
       St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35 ...........      10,000,000         8,143,500
                                                                                                                    ---------------
                                                                                                                         60,731,515
                                                                                                                    ---------------
       MISSISSIPPI 1.2%
       Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding, 6.20%,
          2/01/26 ...............................................................................      33,295,000        30,687,002
       Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding,
          Series B, 6.70%, 4/01/22 ..............................................................      18,875,000        18,328,569
       Warren County Gulf Opportunity Zone Revenue, International Paper, Series A, 6.50%,
          9/01/32 ...............................................................................      10,000,000         9,999,900
       Warren County Revenue, Gulf Opportunity, International Paper, Series A, 5.50%, 9/01/31 ...      20,000,000        17,705,000
                                                                                                                    ---------------
                                                                                                                         76,720,471
                                                                                                                    ---------------
       MISSOURI 0.6%
       Branson Regional Airport Transportation Development District Airport Revenue,
          Series A, 6.00%, 7/01/37 ..............................................................       1,200,000           829,848
          Series B, 6.00%, 7/01/25 ..............................................................       6,000,000         4,471,080
          Series B, 6.00%, 7/01/37 ..............................................................       5,000,000         3,279,150
       Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
          12/01/20 ..............................................................................       8,350,000         7,224,587
       Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan
          2 Project, Series A, 6.00%, 1/01/39 ...................................................      11,000,000        11,283,140
       St. Louis Airport Revenue, Lambert, St. Louis International Airport, Series A-1,
          6.25%, 7/01/29 ........................................................................       7,000,000         7,133,000
          6.625%, 7/01/34 .......................................................................       3,000,000         3,076,920
       West Plains IDA Hospital Revenue, Ozarks Medical Center,
          6.30%, 11/15/11 .......................................................................         470,000           475,316
          6.75%, 11/15/24 .......................................................................       1,870,000         1,726,291
       Refunding, 5.50%, 11/15/12 ...............................................................         420,000           414,023
                                                                                                                    ---------------
                                                                                                                         39,913,355
                                                                                                                    ---------------


                             Semiannual Report | 159

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       MONTANA 0.1%
       Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ......   $  10,220,000   $     9,328,101
                                                                                                                    ---------------
       NEVADA 1.2%
       Clark County ID Special Assessment,
          Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26 ......................       1,320,000           724,720
          Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31 ......................       1,035,000           529,237
          Local ID No. 132, Summerlin South Area, Villages 15A and 18, 6.875%, 2/01/21 ..........       3,600,000         2,873,124
          Local ID No. 142, Mountains Edge, 6.375%, 8/01/23 .....................................       4,040,000         3,284,560
          Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/20 ......................................         760,000           459,990
          Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/25 ......................................       2,390,000         1,431,323
       Clark County IDR,
          Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ........................       7,375,000         6,621,717
          Nevada Power Co. Project, Series A, 5.90%, 11/01/32 ...................................       2,000,000         1,819,420
          Southwest Gas Corp. Project, Series D, AMBAC Insured, 5.55%, 12/01/38 .................       7,260,000         6,161,852
       Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
          7/01/24 ...............................................................................       7,000,000         7,047,810
       Henderson Local ID Special Assessment,
          No. T-2, 9.50%, 8/01/11 ...............................................................         165,000           165,350
          No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ..........................       3,030,000         2,808,962
          No. T-12, Series A, 7.375%, 8/01/18 ...................................................      31,115,000        23,432,395
          No. T-16, 4.90%, 3/01/16 ..............................................................       1,355,000           620,549
          No. T-16, 5.00%, 3/01/18 ..............................................................         970,000           443,484
          No. T-16, 5.00%, 3/01/19 ..............................................................         965,000           441,024
          No. T-16, 5.10%, 3/01/22 ..............................................................       1,450,000           662,230
          No. T-16, 5.125%, 3/01/25 .............................................................       1,535,000           701,986
          No. T-17, 5.00%, 9/01/15 ..............................................................         710,000           589,570
          No. T-17, 5.00%, 9/01/16 ..............................................................         725,000           585,960
          No. T-17, 5.00%, 9/01/25 ..............................................................       1,370,000           882,061
       Las Vegas Local Improvement Bonds Special Assessment,
          Special ID No. 404, Refunding, FSA Insured, 5.85%, 11/01/09 ...........................         830,000           830,050
          Special ID No. 607, 6.25%, 6/01/24 ....................................................       4,840,000         3,224,408
       Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ................       2,155,000         2,190,148
       Overton Power District No. 5 Special Obligation Revenue, 8.00%, 12/01/38 .................       7,500,000         8,146,500
                                                                                                                    ---------------
                                                                                                                         76,678,430
                                                                                                                    ---------------
       NEW HAMPSHIRE 0.2%
       New Hampshire Higher Education and Health Facilities Authority Revenue,
          Hillcrest Terrace, 7.50%, 7/01/24 .....................................................      14,550,000        13,063,717
          New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .................         425,000           420,810
                                                                                                                    ---------------
                                                                                                                         13,484,527
                                                                                                                    ---------------
       NEW JERSEY 4.7%
       Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
          Series 1, 6.00%, 1/01/19 ..............................................................       2,180,000         2,011,181
          Series 1, 6.00%, 1/01/29 ..............................................................       5,000,000         4,108,450
          Series 2, 6.125%, 1/01/19 .............................................................       2,125,000         1,978,311
          Series 2, 6.125%, 1/01/29 .............................................................       5,105,000         4,192,124
       New Jersey EDA Lease Revenue, International Center for Public Health Project, University
          of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ..............................       9,965,000         9,640,141


                            160 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       New Jersey EDA Revenue,
          Cigarette Tax, 5.50%, 6/15/24 .........................................................   $  23,000,000   $    20,927,010
          Cigarette Tax, 5.50%, 6/15/31 .........................................................       6,500,000         5,804,175
          Cigarette Tax, 5.75%, 6/15/34 .........................................................      10,000,000         9,173,200
          first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 ..............................       1,500,000         1,205,220
          first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ...............................       7,635,000         6,603,969
       New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
          6.625%, 9/15/12 .......................................................................      25,525,000        24,456,779
          6.25%, 9/15/19 ........................................................................      32,000,000        27,650,880
          6.40%, 9/15/23 ........................................................................      79,890,000        67,557,381
       New Jersey Health Care Facilities Financing Authority Revenue,
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/33 ....      57,680,000         8,117,883
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/34 ....      52,330,000         6,766,792
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn., 7/01/35 ....      20,000,000         2,375,800
          South Jersey Hospital, 5.00%, 7/01/46 .................................................       6,000,000         5,160,000
          St. Joseph's Healthcare System, 6.625%, 7/01/38 .......................................      25,000,000        22,564,250
          Trinitas Hospital Obligation Group, Pre-Refunded, 7.50%, 7/01/30 ......................       5,000,000         5,323,250
       New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
          Series A, 6.00%, 12/15/38 .............................................................      55,000,000        60,194,750
       Tobacco Settlement FICO Revenue, Capital Appreciation Bonds, Series 1B, zero cpn.,
          6/01/41 ...............................................................................      40,000,000         1,978,000
                                                                                                                    ---------------
                                                                                                                        297,789,546
                                                                                                                    ---------------
       NEW MEXICO 2.4%
       Farmington PCR,
          Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
             12/01/16 ...........................................................................      24,045,000        24,066,159
          Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 6.30%,
             12/01/16 ...........................................................................       5,175,000         5,179,554
          Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
             4/01/22 ............................................................................      66,125,000        66,092,599
          Public Service Co. of New Mexico, San Juan Project, Series A, 6.60%, 10/01/29 .........       9,000,000         8,079,930
          Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ..................................      37,000,000        37,013,690
       New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
          Series A, Radian Insured, Pre-Refunded,
             5.25%, 7/01/30 .....................................................................       4,360,000         4,988,538
             5.00%, 7/01/35 .....................................................................       3,470,000         3,923,564
                                                                                                                    ---------------
                                                                                                                        149,344,034
                                                                                                                    ---------------
       NEW YORK 4.7%
       Corinth IDA Environmental Improvement Revenue, International Paper Co. Project, Refunding,
          Series A, 5.75%, 2/01/22 ..............................................................       2,000,000         1,891,860
       Long Island Power Authority Electric System Revenue, General, Refunding, Series A, 6.00%,
          5/01/33 ...............................................................................      12,500,000        13,657,875
       MAC for City of Troy Revenue, Capital Appreciation, Series C, NATL Insured, zero cpn.,
          7/15/21 ...............................................................................         428,010           254,178
          1/15/22 ...............................................................................         649,658           373,339
       MTA Revenue, Transportation, Series F, 5.00%, 11/15/30 ...................................       7,000,000         7,029,120


                             Semiannual Report | 161

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW YORK (CONTINUED)
       New York City GO,
          Fiscal 2003, Series I, 5.00%, 3/01/25 .................................................   $   9,000,000   $     9,179,010
          Refunding, Series H, 6.25%, 8/01/15 ...................................................          20,000            20,076
          Refunding, Series H, 6.125%, 8/01/25 ..................................................          10,000            10,037
          Refunding, Series J, 6.00%, 8/01/21 ...................................................           5,000             5,018
          Series B, 7.00%, 2/01/18 ..............................................................         115,000           115,505
          Series D, 7.625%, 2/01/14 .............................................................           5,000             5,022
          Series F, 7.50%, 2/01/21 ..............................................................          85,000            85,377
          Series G, 7.50%, 2/01/22 ..............................................................          10,000            10,044
       New York City IDA Civic Facility Revenue,
          Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 .............................       5,920,000         5,313,614
          Series C, 6.80%, 6/01/28 ..............................................................       5,000,000         5,038,650
          Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 ...................       1,450,000         1,263,341
       New York City IDA Special Facility Revenue,
          American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25 ............      20,000,000        17,125,800
          American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31 .............      15,000,000        12,741,300
          American Airlines Inc., JFK International Airport Project, Series A, 8.00%, 8/01/12 ...      30,000,000        29,167,800
          British Airways PLC Project, 7.625%, 12/01/32 .........................................      15,550,000        11,811,780
       New York City IDAR,
          Liberty, 7 World Trade Center Project, Series A, 6.25%, 3/01/15 .......................      42,000,000        37,445,100
          Liberty, 7 World Trade Center Project, Series A, 6.50%, 3/01/35 .......................      50,000,000        37,701,500
          Liberty, 7 World Trade Center Project, Series B, 6.75%, 3/01/15 .......................       5,000,000         4,571,000
          Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/31 .........................       9,500,000         8,629,990
       New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series E,
          5.00%, 6/15/34 ........................................................................      10,000,000        10,091,800
       New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%,
          10/01/35 ..............................................................................      13,000,000        12,710,490
       New York State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional
          Medical Center,
             6.125%, 12/01/29 ...................................................................      16,000,000        13,179,520
             6.25%, 12/01/37 ....................................................................      30,000,000        24,546,900
       Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 .....       1,000,000           951,430
       Port Authority of New York and New Jersey Special Obligation Revenue, Continental Airlines
          Inc., Eastern Project, La Guardia,
             9.00%, 12/01/10 ....................................................................       4,520,000         4,526,509
             9.125%, 12/01/15 ...................................................................      24,940,000        24,983,146
       Utica IDA Civic Facility Revenue, Utica College Civic Facility,
          6.75%, 12/01/21 .......................................................................       1,250,000         1,217,400
          6.85%, 12/01/31 .......................................................................       2,000,000         1,868,220
                                                                                                                    ---------------
                                                                                                                        297,521,751
                                                                                                                    ---------------
       NORTH CAROLINA 1.8%
       Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%,
          10/01/27 ..............................................................................       4,500,000         3,551,355
       North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series A, 5.75%, 1/01/26 ...................................................      37,500,000        37,916,625
          Refunding, Series B, 5.75%, 1/01/24 ...................................................      35,750,000        36,223,687
          Series A, 5.50%, 1/01/26 ..............................................................       4,500,000         4,762,080


                             162 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       NORTH CAROLINA (CONTINUED)
       North Carolina Eastern Municipal Power Agency Power System Revenue, (continued)
          Series D, 6.70%, 1/01/19 ..............................................................   $   2,000,000   $      2,035,380
          Series D, 6.75%, 1/01/26 ..............................................................      13,125,000         13,326,600
       North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
          3/01/16 ...............................................................................         790,000            815,454
          9/01/17 ...............................................................................         550,000            550,506
       North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn at
          Maryfield, Series A,
          5.75%, 10/01/23 .......................................................................       3,625,000          2,648,498
          6.00%, 10/01/23 .......................................................................       2,500,000          1,875,325
       North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage,
          United Methodist, Refunding, Series C,
          5.25%, 10/01/24 .......................................................................         920,000            804,052
          5.50%, 10/01/32 .......................................................................       1,600,000          1,323,952
       North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35 ...............       8,250,000          5,601,915
                                                                                                                    ----------------
                                                                                                                         111,435,429
                                                                                                                    ----------------
       NORTH DAKOTA 0.1%
       Ward County Health Care Facilities Revenue, Trinity Obligated Group, 5.125%,
          7/01/25 ...............................................................................       2,250,000          1,907,235
          7/01/29 ...............................................................................       2,500,000          2,005,825
                                                                                                                    ----------------
                                                                                                                           3,913,060
                                                                                                                    ----------------
       OHIO 0.8%
       Buckeye Tobacco Settlement Financing Authority Revenue,
          Asset-Backed, Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3,
             zero cpn. to 12/01/12, 6.25% thereafter, 6/01/37 ...................................      15,000,000          8,513,250
          Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34 .....      11,250,000          8,787,600
          Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 6.00%, 6/01/42 .....       5,000,000          3,754,350
          Capital Appreciation, Asset-Backed, First Sub Series B, zero cpn., 6/01/47 ............      55,000,000            925,650
       Franklin County Health Care Facilities Revenue,
          Ohio Presbyterian, Series A, Pre-Refunded, 7.125%, 7/01/29 ............................       1,000,000          1,116,950
          Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ...........................       3,100,000          2,989,020
          Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ...........................         950,000            876,023
       Miami County Hospital Facilities Revenue, Refunding and Improvement, Upper Valley Medical
          Center, 5.25%, 5/15/26 ................................................................       2,750,000          2,361,810
       Scioto County Hospital Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
          2/15/38 ...............................................................................      17,000,000         16,084,380
       Toledo Lucas County Port Authority Airport Revenue, Bax Global Project, Refunding,
          Series 1, 6.25%, 11/01/13 .............................................................       2,800,000          2,643,928
                                                                                                                    ----------------
                                                                                                                          48,052,961
                                                                                                                    ----------------
       OKLAHOMA 0.2%
       Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project,
          Series B, 6.60%, 7/01/31 ..............................................................       5,000,000          4,761,200
       Tulsa Industrial Authority Revenue, Refunding, NATL Insured, 5.00%, 10/01/31 .............       5,325,000          5,384,906
       Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
          6.00%, 8/15/14 ........................................................................       2,005,000          1,927,728
                                                                                                                    ----------------
                                                                                                                          12,073,834
                                                                                                                    ----------------


                             Semiannual Report | 163

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       OREGON 0.2%
       Gilliam County Solid Waste Disposal Revenue, Waste Management, Mandatory Put 5/03/10,
          Series A, 6.00%, 8/01/25 ..............................................................   $   3,500,000   $      3,550,715
       Oregon Health and Science University Revenue, Refunding, Series A, 5.75%, 7/01/39 ........       5,000,000          5,248,350
       Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
          Linfield College Project, Series A,
          6.75%, 10/01/25 .......................................................................           5,000              5,103
          Pre-Refunded, 6.75%, 10/01/25 .........................................................       5,215,000          5,613,791
                                                                                                                    ----------------
                                                                                                                          14,417,959
                                                                                                                    ----------------
       PENNSYLVANIA 6.5%
       Allegheny County Hospital Development Authority Revenue,
          Health System, Series A, NATL Insured, Pre-Refunded, 6.50%, 11/15/30 ..................      10,000,000         10,915,700
          Health System, Series B, Pre-Refunded, 9.25%, 11/15/15 ................................      20,490,000         22,328,158
          Health System, Series B, Pre-Refunded, 9.25%, 11/15/22 ................................      24,000,000         26,954,640
          West Pennsylvania Allegheny Health System, Refunding, 5.00%, 11/15/28 .................       8,360,000          5,660,305
          West Pennsylvania Allegheny Health System, Refunding, 5.375%, 11/15/40 ................      70,000,000         45,270,400
       Allegheny County IDAR, Environmental Improvement,
          Refunding, 5.50%, 11/01/16 ............................................................       1,890,000          1,758,399
          USX Corp., Refunding, 6.10%, 7/15/20 ..................................................       5,500,000          5,500,440
       Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .............       1,150,000          1,151,415
       Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
          6.10%, 7/01/13 ........................................................................      30,140,000         30,192,745
          6.20%, 7/01/19 ........................................................................      17,525,000         17,510,454
       Harrisburg Authority University Revenue, Harrisburg University of Science,
          Series A, 5.40%, 9/01/16 ..............................................................         400,000            397,932
          Series B, 6.00%, 9/01/36 ..............................................................       3,000,000          2,482,200
       Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
          6.375%, 7/01/30 .......................................................................       1,000,000            924,700
          6.50%, 7/01/40 ........................................................................       3,000,000          2,750,190
       Lancaster IDAR, Garden Spot Village Project, Series A, Pre-Refunded, 7.625%, 5/01/31 .....       1,650,000          1,744,496
       New Morgan IDA Solid Waste Disposal Revenue, New Morgan Landfill Co. Inc., Project,
          6.50%, 4/01/19 ........................................................................       3,160,000          3,160,569
       Northampton County General Purpose Authority Hospital Revenue, St. Luke's Hospital
          Project, Series A, 5.50%, 8/15/40 .....................................................      15,000,000         13,429,950
       Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
          Reliant Energy Seward LLC Project, Series A, 6.75%, 12/01/36 ..........................      94,510,000         92,538,521
          Various, Allegheny Energy Supply Co., 7.00%, 7/15/39 ..................................      60,000,000         62,065,200
       Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
          Allegheny Delaware Valley Obligation Group, Refunding, Series A, NATL Insured,
          5.875%, 11/15/16 ......                                                                      13,000,000         11,112,920
       Pennsylvania State Turnpike Commission Turnpike Revenue,
          FSA Insured, zero cpn. to 6/01/16, 6.25% thereafter, 6/01/33 ..........................       5,000,000          3,559,550
          Series B, 5.75%, 6/01/39 ..............................................................      20,000,000         21,081,000
       Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue,
          Temple University Health System, Refunding, Series B, 5.50%, 7/01/26 ..................      18,000,000         15,788,340
          Temple University Hospital, Refunding, Series A, 6.625%, 11/15/23 .....................       2,450,000          2,449,828
       Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
          Refunding, Series A, 5.75%, 12/01/21 ..................................................         815,000            828,154
          Series A, Pre-Refunded, 5.75%, 12/01/21 ...............................................       2,185,000          2,435,598


                                    164 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
          6.05%, 4/01/14 ........................................................................   $   5,025,000   $      5,027,412
                                                                                                                    ----------------
                                                                                                                         409,019,216
                                                                                                                    ----------------
       RHODE ISLAND 0.3%
       Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
          Lifespan Obligated Group,
          Pre-Refunded, 6.50%, 8/15/32 ..........................................................       8,000,000          9,172,480
          Refunding, NATL Insured, 5.75%, 5/15/23 ...............................................         405,000            406,620
          Series A, 7.00%, 5/15/39 ..............................................................       8,200,000          8,472,650
       Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series B, zero cpn., 6/01/52 ...      90,000,000          1,157,400
                                                                                                                    ----------------
                                                                                                                          19,209,150
                                                                                                                    ----------------
       SOUTH CAROLINA 0.9%
       Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
          Opportunities Tax Hike, 5.25%, 12/01/29 ...............................................      16,500,000         16,770,600
       Greenville County School District Installment Purchase Revenue, Building Equity Sooner
          Tomorrow, 5.00%, 12/01/28 .............................................................      10,000,000         10,072,600
       Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
          Project, 5.00%, 12/01/26 ..............................................................      15,015,000         15,103,288
       Scago Educational Facilities Corp. for Calhoun School District Revenue, School Project,
          Radian Insured, 5.00%, 12/01/26 .......................................................       7,540,000          5,896,883
       Scago Educational Facilities Corp. for Williamsburg School District Revenue, Williamsburg
          County Project, Refunding, Radian Insured, 5.00%, 12/01/31 ............................       2,000,000          1,676,280
       South Carolina State Public Service Authority Revenue, Refunding, Series A, 5.00%,
          1/01/32 ...............................................................................       6,000,000          6,193,800
                                                                                                                    ----------------
                                                                                                                          55,713,451
                                                                                                                    ----------------
       TENNESSEE 0.8%
       Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/20 ...................       5,990,000          5,429,995
       Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
          Mountain States Health, Refunding, Series A, NATL Insured, zero cpn.,
          7/01/27 ...............................................................................      19,365,000          5,679,561
          7/01/28 ...............................................................................      19,400,000          5,215,690
          7/01/29 ...............................................................................      19,365,000          4,772,504
          7/01/30 ...............................................................................      19,370,000          4,359,606
       Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
          Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
             1/01/25 ............................................................................       5,000,000          2,062,950
          Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
             1/01/26 ............................................................................       2,610,000          1,010,409
       Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/37 ..........      12,760,000          1,881,845
       Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/39 ..........      13,755,000          1,762,566
       Knox County Health Educational and Housing Facilities Board Revenue, University Health
          System Inc., Refunding, 5.25%, 4/01/36 ................................................      20,475,000         18,025,780
                                                                                                                    ----------------
                                                                                                                          50,200,906
                                                                                                                    ----------------


                                   Semiannual Report | 165

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                       ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS 5.7%
    Angelina and Neches River Authority Waste Disposal Revenue, Temple-Inland
       Forest Products,6.95%, 5/01/23 ..........................................   $      1,750,000   $      1,392,930
    Austin Convention Enterprises Inc. Convention Center Revenue, first tier,
       Refunding, Series B, 5.75%, 1/01/34 .....................................          7,000,000          5,100,340
       Series A, Pre-Refunded, 6.70%, 1/01/32 ..................................         10,000,000         10,794,300
    Bexar County Health Facilities Development Corp. Revenue, Army Retirement
       Residence, Refunding, 5.00%,
       7/01/27 .................................................................          1,000,000            788,540
       7/01/33 .................................................................          1,520,000          1,120,894
    Brazos County Health Facilities Development Corp. Franciscan Services Corp.
       Revenue, Obligation Group, St. Joseph Regional, 5.50%, 1/01/38 ..........          5,250,000          4,296,810
    Brazos River Authority PCR,
       Texas Utility Co., Refunding, Series A, 7.70%, 4/01/33 ..................         21,740,000         10,946,525
       TXU Electric Co. Project, Refunding, Series A, 8.25%, 10/01/30 ..........         45,000,000         22,769,100
       TXU Electric Co. Project, Refunding, Series C, 7.70%, 3/01/32 ...........          6,800,000          3,423,936
       TXU Electric Co. Project, Refunding, Series D-1, 8.25%, 5/01/33 .........         17,000,000          8,601,490
       TXU Energy Co. LLC Project, Mandatory Put 4/01/13, Refunding, Series A,
          6.75%, 4/01/38 .......................................................          1,000,000            704,630
       TXU Energy Co. LLC Project, Refunding, Series B, 6.30%, 7/01/32 .........          9,000,000          3,968,730
       TXU Energy Co. LLC Project, Refunding, Series C, 6.75%, 10/01/38 ........          1,555,000            783,191
    Brazos River Harbor Navigation District Brazoria County Environmental
       Revenue, Dow Chemical Co. Project, Refunding, Series B-2, 4.95%, 5/15/33           2,500,000          2,098,000
       Mandatory Put 06/05/12, Refunding, 6.25%, 5/15/33 .......................          5,000,000          5,143,050
    Brownsville Utility System Revenue, Refunding and Improvement, Series A,
       AMBAC Insured, 5.00%, 9/01/31 ...........................................         12,500,000         12,622,375
    Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ................          1,155,000          1,163,362
    Dallas-Fort Worth International Airport Revenue, Joint,
       Refunding, Series A, Sub Series A-2, NATL Insured, 6.10%, 11/01/24 ......          2,000,000          2,003,700
       Series B, NATL Insured, 6.00%, 11/01/23 .................................          4,000,000          4,007,560
       Series C, NATL Insured, 6.25%, 11/01/28 .................................          3,250,000          3,253,770
    El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities,
       Bienvivir Senior Health, Pre-Refunded,
       7.00%, 8/15/12 ..........................................................            385,000            412,212
       7.50%, 8/15/18 ..........................................................          2,300,000          2,636,490
       7.75%, 8/15/31 ..........................................................          3,000,000          3,453,360
    Gulf Coast Waste Disposal Authority Waste Disposal Revenue, Valero Energy
       Corp. Project, 6.65%, 4/01/32 ...........................................          1,500,000          1,435,845
    Harris County Health Facilities Development Corp. Hospital Revenue, Memorial
      Hermann Healthcare System, Refunding, Series B, 7.25%, 12/01/35 ..........         13,500,000         14,672,340
    Houston Airport System Revenue, Special Facilities, Continental Airlines,
       Series E, 6.75%, 7/01/21 ................................................         24,995,000         22,141,571
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian,
       Refunding and Improvement, 5.25%, 11/01/37 ..............................          1,000,000            840,470
    Lufkin Health Facilities Development Corp. Health System Revenue, Memorial
       Health System of East Texas, 5.50%,
       2/15/32 .................................................................          1,000,000            790,700
       2/15/37 .................................................................          2,500,000          1,984,350
   Matagorda County Navigation District No. 1 PCR, Central Power and Light Co.
      Project, Refunding, Series A, 6.30%, 11/01/29 ............................         10,000,000         10,405,300



                            166 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT         VALUE
    ----------------------------------------                                       ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Matagorda County Navigation District No. 1 Revenue, Centerpoint Energy
       Project, Refunding, 5.60%, 3/01/27 ......................................   $     12,000,000   $     11,661,360
    North Texas Tollway Authority Revenue,
       Capital Appreciation, System, first tier, Refunding, Series I, zero cpn.
          to 1/01/15, 6.50% thereafter, 1/01/43 ................................         25,000,000         18,296,500
       System, first tier, Refunding, Series A, 5.625%, 1/01/33 ................          1,000,000          1,001,560
       System, first tier, Refunding, Series A, 6.25%, 1/01/39 .................         12,500,000         13,092,125
       System, first tier, Refunding, Series A, 5.75%, 1/01/48 .................         30,000,000         29,450,700
       System, first tier, Refunding, Series B, 5.75%, 1/01/40 .................         11,680,000         11,612,489
       System, first tier, Refunding, Series K-2, 6.00%, 1/01/38 ...............         15,000,000         15,397,050
       System, second tier, Refunding, Series F, 5.75%, 1/01/38 ................         20,000,000         20,024,400
    Owen County Waterworks System Revenue, American Water Co. Project, Series A,
       6.25%, 6/01/39 ..........................................................          8,000,000          8,234,240
    Sabine River Authority PCR, TXU Electric Co. Project, Refunding,
       Series A, 5.80%, 7/01/22 ................................................          1,000,000            501,170
       Series B, 6.15%, 8/01/22 ................................................         13,115,000          6,572,451
       Series C, 5.20%, 5/01/28 ................................................         29,945,000         14,863,201
    Sam Rayburn Municipal Power Agency Revenue, Refunding, 6.00%,
       10/01/16 ................................................................          8,500,000          8,914,545
       10/01/21 ................................................................          1,500,000          1,546,980
    Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured,
       zero cpn., 8/15/32 ......................................................         51,000,000         10,330,050
    Trinity River Authority PCR, Texas Electric Co. Project, Refunding, 6.25%,
       5/01/28 .................................................................            445,000            223,047
    Tyler Health Facilities Development Corp. Hospital Revenue,
       East Texas Medical Center, Refunding and Improvement, Series A, 5.375%,
       11/01/37 ................................................................          8,000,000          6,501,200
       Mother Frances Hospital, Series B, 5.00%, 7/01/37 .......................          3,400,000          2,584,850
    Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue,
       Hillcrest Health System Project, Series A, NATL Insured, 5.00%,
          8/01/31 ..............................................................         15,000,000         13,720,200
                                                                                                      ----------------
                                                                                                           358,283,989
                                                                                                      ----------------
    UTAH 0.1%
    Carbon County Solid Waste Disposal Revenue, Laidlaw Inc./ECDC Environmental
       LC Project, Refunding, Series A, 7.50%, 2/01/10 .........................          5,000,000          5,041,050
                                                                                                      ----------------
    VERMONT 0.2%
    Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher
       Allen Health, Series A, AMBAC Insured, 6.00%, 12/01/23 ..................         15,000,000         14,856,900
                                                                                                      ----------------
    VIRGINIA 1.0%
    Isle Wight County IDA Environmental Improvement Revenue, International Paper
       Co. Project, Series A, 6.60%, 5/01/24 ...................................          1,065,000          1,066,928
    James City County EDA Residential Care Facility Revenue, first mortgage,
       Williamsburg Landing, Series A, 5.35%, 9/01/26 ..........................            750,000            558,623
    Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal
       Associates, Refunding, 6.00%, 4/01/33 ...................................          9,500,000          9,503,135
    Tobacco Settlement Financing Corp. Revenue,
       Asset-Backed, Pre-Refunded, 5.50%, 6/01/26 ..............................          2,500,000          2,789,900
       Asset-Backed, Pre-Refunded, 5.625%, 6/01/37 .............................          3,000,000          3,512,640
       Capital Appreciation Bonds, Refunding, Series D, Second Sub., zero cpn.,
          6/01/47 ..............................................................         50,000,000          1,505,000
       Senior Series B1, 5.00%, 6/01/47 ........................................          6,250,000          4,211,562


                            Semiannual Report | 167

Franklin Tax-Free Trust

    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT        VALUE
    ----------------------------------------                                       ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Virginia Beach Development Authority Residential Care Facility Mortgage
       Revenue,
       Westminster Canterbury Project,
          Refunding, 5.00%, 11/01/22 ...........................................   $      1,000,000   $        805,280
          Refunding, 5.25%, 11/01/26 ...........................................          2,000,000          1,582,420
          Refunding, 5.375%, 11/01/32 ..........................................          1,000,000            762,690
          Series A, Pre-Refunded, 7.125%, 11/01/23 .............................          5,000,000          5,154,850
          Series A, Pre-Refunded, 7.25%, 11/01/32 ..............................          9,000,000          9,280,530
    Virginia State HDA Commonwealth Mortgage Revenue, 4.80%, 7/01/29 ...........         20,500,000         19,317,765
                                                                                                      ----------------
                                                                                                            60,051,323
                                                                                                      ----------------
    WASHINGTON 1.4%
    Douglas County PUD No. 1 Wells Hydroelectric Revenue, Refunding,
       Series B, FGIC Insured, 5.00%, 9/01/35 ..................................          7,685,000          7,736,413
    FYI Properties Lease Revenue, Washington State District Project, 5.50%,
       6/01/34 .................................................................          5,000,000          5,078,700
       6/01/39 .................................................................         16,250,000         16,444,025
    Skagit County Public Hospital District No. 1 Revenue, Skagit Valley
       Hospital, 5.75%, 12/01/32 ...............................................          2,000,000          1,751,980
    Snohomish County Public Hospital District No. 3 GO, AMBAC Insured, 5.00%,
       12/01/31 ................................................................         10,000,000          9,012,300
    Washington State Health Care Facilities Authority Revenue,
       Central Washington Health Services, 7.00%, 7/01/39 ......................          8,500,000          8,692,610
       Kadlec Medical Center, Refunding, Series A, Assured Guaranty, 5.00%,
          12/01/30 .............................................................          4,000,000          3,460,560
       Providence Health and Services, Refunding, Series A, FGIC Insured, 5.00%,
          10/01/36 .............................................................          7,000,000          6,641,810
       Providence Health and Services, Series A, FGIC Insured, Pre-Refunded,
          5.00%, 10/01/36 ......................................................            305,000            356,115
       Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 ...........         30,000,000         26,538,900
                                                                                                      ----------------
                                                                                                            85,713,413
                                                                                                      ----------------
    WEST VIRGINIA 0.4%
    County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny
       Energy Supply Co. LLC, Refunding, Series D, 5.50%, 10/15/37 .............         14,745,000         13,075,424
    Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 .........         14,000,000         12,511,520
                                                                                                      ----------------
                                                                                                            25,586,944
                                                                                                      ----------------
    WISCONSIN 1.1%
    Central Brown County Water Authority Water System Revenue, Refunding, AMBAC
       Insured, 5.00%, 12/01/30 ................................................         11,205,000         11,293,744
    Kaukauna Environmental Improvement Revenue, International Paper Co. Project,
       Series A, 6.70%, 5/01/24 ................................................          4,100,000          4,102,460
    Wisconsin Housing and EDA Home Ownership Revenue, Series E, 4.90%,
       9/01/37 .................................................................         22,210,000         20,287,280
    Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%,
       5/01/33 .................................................................         15,000,000         16,597,500
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Fort Healthcare Inc. Project, 5.75%, 5/01/24 ............................          5,000,000          4,845,650
       New Castle Place Project, Series A, 7.00%, 12/01/31 .....................          2,500,000          2,215,775
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ..........................          9,530,000          7,712,057
       Thedacare Inc., Series A, 5.50%, 12/15/38 ...............................          5,000,000          4,892,050
                                                                                                      ----------------
                                                                                                            71,946,516
                                                                                                      ----------------


                            168 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       WYOMING 0.2%
       Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Series
          A, 5.75%, 7/15/39 .....................................................................   $   5,500,000   $     5,692,170
       Wyoming Municipal Power Agency Power Supply Revenue, Series A,
          5.50%, 1/01/28 ........................................................................       1,350,000         1,416,042
          5.50%, 1/01/33 ........................................................................       2,360,000         2,429,667
          5.50%, 1/01/38 ........................................................................       2,810,000         2,885,280
          5.375%, 1/01/42 .......................................................................       2,750,000         2,794,990
                                                                                                                    ---------------
                                                                                                                         15,218,149
                                                                                                                    ---------------
       U.S. TERRITORIES 3.7%
       GUAM 1.3%
       Guam Government GO,
          Refunding, Series A, 5.125%, 11/15/27 .................................................       7,270,000         6,136,098
          Refunding, Series A, 5.25%, 11/15/37 ..................................................      37,000,000        29,263,670
          Series A, 6.00%, 11/15/19 .............................................................       8,000,000         7,993,120
          Series A, 6.75%, 11/15/29 .............................................................      10,000,000        10,108,800
          Series A, 7.00%, 11/15/39 .............................................................      15,000,000        15,095,550
       Guam Government Waterworks Authority Water and Wastewater System Revenue, Water,
          6.00%, 7/01/25 ........................................................................       4,000,000         3,666,880
          5.875%, 7/01/35 .......................................................................       8,000,000         6,829,840
                                                                                                                    ---------------
                                                                                                                         79,093,958
                                                                                                                    ---------------
       NORTHERN MARIANA ISLANDS 0.4%
       Northern Mariana Islands Commonwealth GO, Refunding, Series B, 5.00%, 10/01/33 ...........      25,000,000        17,674,750
       Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
          3/15/28 ...............................................................................       7,460,000         6,897,889
                                                                                                                    ---------------
                                                                                                                         24,572,639
                                                                                                                    ---------------
       PUERTO RICO 1.1%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
          Refunding,
          5.50%, 5/15/39 ........................................................................      11,500,000         8,887,085
          5.625%, 5/15/43 .......................................................................       3,500,000         2,613,870
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%,
          7/01/38 ...............................................................................       4,000,000         4,013,200
          7/01/44 ...............................................................................       5,200,000         5,191,940
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .....................................       7,000,000         5,993,540
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ..............       1,365,000         1,373,299
       Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Convertible Capital Appreciation,
          First Subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter, 8/01/32 ..........      53,000,000        37,085,160
       University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%,
          6/01/30 ...............................................................................       7,645,000         6,605,051
                                                                                                                    ---------------
                                                                                                                         71,763,145
                                                                                                                    ---------------


                             Semiannual Report | 169

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       VIRGIN ISLANDS 0.9%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A,
          6.625%, 10/01/29 ......................................................................   $  18,380,000   $    18,737,123
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, sub. lien, Refunding,
          Series E,
          5.75%, 10/01/13 .......................................................................      15,000,000        15,087,450
          5.875%, 10/01/18 ......................................................................       7,000,000         6,886,250
          6.00%, 10/01/22 .......................................................................      14,500,000        13,731,790
                                                                                                                    ---------------
                                                                                                                         54,442,613
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES ...................................................................                       229,872,355
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $6,448,806,780) .................................................................                     6,068,634,597
                                                                                                                    ---------------
       SHORT TERM INVESTMENTS 3.2%
       MUNICIPAL BONDS 3.2%
       COLORADO 0.1%
(e)    Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
          Bond Program, Refunding, Series A-8, Daily VRDN and Put, 0.18%, 9/01/35 ...............       4,800,000         4,800,000
                                                                                                                    ---------------
       FLORIDA 0.3%
(e)    Florida State Municipal Power Agency Revenue, All Requirements Power Supply, Refunding,
          Series C, Daily VRDN and Put, 0.14%, 10/01/35 .........................................      19,700,000        19,700,000
                                                                                                                    ---------------
       MASSACHUSETTS 0.9%
(e)    Massachusetts State Health and Educational Facilities Authority Revenue,
          Museum of Fine Arts, Series A-1, Daily VRDN and Put, 0.12%, 12/01/37 ..................      19,900,000        19,900,000
          Stonehill College, Series K, Daily VRDN and Put, 0.12%, 7/01/37 .......................      13,000,000        13,000,000
          Tufts University, Refunding, Series N-1, Daily VRDN and Put, 0.12%, 8/15/40 ...........      19,700,000        19,700,000
          Tufts University, Series G, Daily VRDN and Put, 0.12%, 2/15/26 ........................       4,500,000         4,500,000
                                                                                                                    ---------------
                                                                                                                         57,100,000
                                                                                                                    ---------------
       MISSOURI 0.4%
(e)    Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery
          Foundation, Refunding, Series A, Daily VRDN and Put, 0.13%, 12/01/37 ..................      10,200,000        10,200,000
(e)    North Kansas City Hospital Revenue, North Kansas City Hospital, Refunding, Daily VRDN and
          Put, 0.20%, 11/01/33 ..................................................................      13,500,000        13,500,000
                                                                                                                    ---------------
                                                                                                                         23,700,000
                                                                                                                    ---------------
       NEW HAMPSHIRE 0.2%
(e)    New Hampshire Health and Education Facilities Authority Revenue, Dartmouth College,
          Refunding, Series B, Daily VRDN and Put, 0.13%, 6/01/41 ...............................      14,000,000        14,000,000
                                                                                                                    ---------------
       NEW JERSEY 0.7%
(e)    New Jersey EDA Natural Gas Facilities Revenue, NUI Corp., Series A, Daily VRDN and Put,
          0.07%, 6/01/26 ........................................................................      21,600,000        21,600,000
(e)    New Jersey EDA School Revenue, School Facilities Construction, Series R, Sub Series R-1,
          Daily VRDN and Put, 0.11%, 9/01/31 ....................................................       6,000,000         6,000,000
(e)    New Jersey Health Care Facilities Financing Authority Revenue, Virtua Health, Series C,
          Daily VRDN and Put, 0.10%, 7/01/43 ....................................................      20,000,000        20,000,000
                                                                                                                    ---------------
                                                                                                                         47,600,000
                                                                                                                    ---------------


                             170 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MUNICIPAL BONDS (CONTINUED)
       NEW YORK 0.1%
(e)    New York City GO, Series E, Sub Series E-2, Daily VRDN and Put, 0.12%, 8/01/34 ...........   $   5,000,000   $     5,000,000
                                                                                                                    ---------------
       NORTH CAROLINA 0.3%
(e)    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas HealthCare
          System, Refunding, Series C, Daily VRDN and Put, 0.13%, 1/15/26 .......................       7,500,000         7,500,000
(e)    North Carolina Medical Care Commission Health Care Facilities Revenue, Wake Forest
          University, Refunding, Series D, Daily VRDN and Put, 0.14%, 7/01/34 ...................      12,200,000        12,200,000
                                                                                                                    ---------------
                                                                                                                         19,700,000
                                                                                                                    ---------------
       PENNSYLVANIA 0.1%
(e)    Geisinger Authority Health System Revenue, Geisinger Health System, Refunding, Series A,
          Daily VRDN and Put, 0.14%, 5/15/35 ....................................................       3,255,000         3,255,000
                                                                                                                    ---------------
       TEXAS 0.1%
(e)    Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas Health
          Resources, Refunding, Series D, Daily VRDN and Put, 0.12%, 11/15/19 ...................       4,500,000         4,500,000
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $199,355,000) .........................................                       199,355,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $6,648,161,780) 99.7% ............................................                     6,267,989,597
       OTHER ASSETS, LESS LIABILITIES 0.3% ......................................................                        20,094,258
                                                                                                                    ---------------
       NET ASSETS 100.0% ........................................................................                   $ 6,288,083,855
                                                                                                                    ===============

See Abbreviations on page 236.

(a) Security has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2009, the aggregate value of these securities was $11,219,601, representing 0.18% of net assets.

(b)  See Note 6 regarding defaulted securities.

(c)  Security purchased on a when-issued basis. See Note 1(b).

(d) The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

(e) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 171

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                   SIX MONTHS
                                                      ENDED                           YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 2009   --------------------------------------------------------------
CLASS A                                            (UNAUDITED)        2009         2008(a)        2007         2006        2005
-------                                          ---------------   ----------    ----------    ----------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .........     $    11.29      $    11.45    $    12.22    $    12.15    $  12.18    $  12.23
                                                   ----------      ----------    ----------    ----------    --------    --------
Income from investment operations(b):
   Net investment income(c) ..................           0.26            0.51          0.50          0.51        0.52        0.54
   Net realized and unrealized gains
      (losses) ...............................           0.50           (0.18)        (0.77)         0.08       (0.02)      (0.05)
                                                   ----------      ----------    ----------    ----------    --------    --------
Total from investment operations .............           0.76            0.33         (0.27)         0.59        0.50        0.49
                                                   ----------      ----------    ----------    ----------    --------    --------
Less distributions from net investment
   income ....................................          (0.26)          (0.49)        (0.50)        (0.52)      (0.53)      (0.54)
                                                   ----------      ----------    ----------    ----------    --------    --------
Redemption fees(d) ...........................             --              --(e)         --(e)         --(e)       --(e)       --(e)
                                                   ----------      ----------    ----------    ----------    --------    --------
Net asset value, end of period ...............     $    11.79      $    11.29    $    11.45    $    12.22    $  12.15    $  12.18
                                                   ==========      ==========    ==========    ==========    ========    ========
Total return(f) ..............................           6.78%           2.94%        (2.29)%        4.96%       4.17%       4.13%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .....................................           0.63%           0.63%         0.64%         0.64%       0.65%       0.65%
Net investment income ........................           4.43%           4.41%         4.17%         4.23%       4.28%       4.47%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............     $1,152,836      $1,100,142    $1,081,204    $1,006,797    $892,122    $792,518
Portfolio turnover rate ......................           5.96%          10.97%        10.99%         3.65%       8.11%      11.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             172 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                    SIX MONTHS
                                                      ENDED                      YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 2009   ---------------------------------------------------
CLASS B                                            (UNAUDITED)       2009     2008(a)      2007       2006       2005
-------                                          ---------------   -------    -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .........       $ 11.36       $ 11.52    $ 12.28    $ 12.22    $ 12.24    $ 12.29
                                                     -------       -------    -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ..................          0.23          0.44       0.44       0.45       0.46       0.47
   Net realized and unrealized gains
      (losses) ...............................          0.50         (0.17)     (0.76)      0.06      (0.02)     (0.05)
                                                     -------       -------    -------    -------    -------    -------
Total from investment operations .............          0.73          0.27      (0.32)      0.51       0.44       0.42
                                                     -------       -------    -------    -------    -------    -------
Less distributions from net investment
   income ....................................         (0.23)        (0.43)     (0.44)     (0.45)     (0.46)     (0.47)
                                                     -------       -------    -------    -------    -------    -------
Redemption fees(d) ...........................            --            --(e)      --(e)      --(e)      --(e)      --(e)
                                                     -------       -------    -------    -------    -------    -------
Net asset value, end of period ...............       $ 11.86       $ 11.36    $ 11.52    $ 12.28    $ 12.22    $ 12.24
                                                     =======       =======    =======    =======    =======    =======
Total return(f) ..............................          6.44%         2.36%     (2.73)%     4.28%      3.66%      3.55%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .....................................          1.18%         1.18%      1.19%      1.19%      1.20%      1.20%
Net investment income ........................          3.88%         3.86%      3.62%      3.68%      3.73%      3.92%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............       $41,304       $47,329    $60,396    $72,203    $78,327    $83,208
Portfolio turnover rate ......................          5.96%        10.97%     10.99%      3.65%      8.11%     11.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 173

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                    SIX MONTHS
                                                      ENDED                         YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 2009   --------------------------------------------------------
CLASS C                                            (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                          ---------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .........      $  11.39       $  11.55    $  12.31    $  12.24    $  12.27    $  12.32
                                                    --------       --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ..................          0.23           0.45        0.44        0.45        0.46        0.48
   Net realized and unrealized gains
      (losses) ...............................          0.50          (0.18)      (0.76)       0.07       (0.03)      (0.06)
                                                    --------       --------    --------    --------    --------    --------
Total from investment operations .............          0.73           0.27       (0.32)       0.52        0.43        0.42
                                                    --------       --------    --------    --------    --------    --------
Less distributions from net investment
   income ....................................         (0.22)         (0.43)      (0.44)      (0.45)      (0.46)      (0.47)
                                                    --------       --------    --------    --------    --------    --------
Redemption fees(d) ...........................            --             --(e)       --(e)       --(e)       --(e)       --(e)
                                                    --------       --------    --------    --------    --------    --------
Net asset value, end of period ...............      $  11.90       $  11.39    $  11.55    $  12.31    $  12.24    $  12.27
                                                    ========       ========    ========    ========    ========    ========
Total return(f) ..............................          6.51%          2.35%      (2.73)%      4.35%       3.57%       3.53%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .....................................          1.18%          1.18%       1.19%       1.19%       1.20%       1.20%
Net investment income ........................          3.88%          3.86%       3.62%       3.68%       3.73%       3.92%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............      $248,511       $207,945    $166,918    $158,706    $139,401    $117,356
Portfolio turnover rate ......................          5.96%         10.97%      10.99%       3.65%       8.11%      11.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             174 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                 SIX MONTHS ENDED   PERIOD ENDED
                                                  AUGUST 31, 2009   FEBRUARY 28,
ADVISOR CLASS                                       (UNAUDITED)        2009(a)
-------------                                    ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .........       $ 11.29          $11.78
                                                     -------          ------
Income from investment operations(b):
   Net investment income(c) ..................          0.27            0.35
   Net realized and unrealized gains
      (losses) ...............................          0.49           (0.51)
                                                     -------          ------
Total from investment operations .............          0.76           (0.16)
                                                     -------          ------
Less distributions from net investment
   income ....................................         (0.26)          (0.33)
                                                     -------          ------
Redemption fees(d) ...........................            --              --(e)
                                                     -------          ------
Net asset value, end of period ...............       $ 11.79          $11.29
                                                     =======          ======
Total return(f) ..............................          6.83%          (1.29)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .....................................          0.53%           0.53%
Net investment income ........................          4.53%           4.51%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............       $11,648          $  770
Portfolio turnover rate ......................          5.96%          10.97%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 175

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                      PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS 97.6%
       DELAWARE 1.0%
       Delaware River and Bay Authority Revenue,
          NATL Insured, 5.00%, 1/01/27 ..........................................................   $  10,000,000   $    10,189,500
          Series A, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/29 .................................       4,000,000         4,109,960
                                                                                                                    ---------------
                                                                                                                         14,299,460
                                                                                                                    ---------------
       NEW JERSEY 70.6%
       Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
          NATL Insured, ETM, 7.40%, 7/01/16 .....................................................       9,500,000        11,492,341
       Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board of
          Education Project, 5.00%, 4/01/32 .....................................................       3,400,000         3,539,026
       Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%, 12/15/31 ......       3,000,000         3,056,430
       Berhards Township School District GO, NATL Insured,
          5.00%, 7/15/30 ........................................................................       1,680,000         1,748,275
          Pre-Refunded, 5.00%, 7/15/30 ..........................................................       8,358,000         9,654,159
       Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 .....................       1,975,000         2,018,726
       Cape May County Industrial PCFA Revenue, Atlantic City Electric Co., Refunding, Series A,
          NATL Insured, 6.80%, 3/01/21 ..........................................................       5,400,000         6,440,742
       Carteret Board of Education COP, NATL Insured, Pre-Refunded, 5.75%, 1/15/30 ..............       1,155,000         1,189,142
       Egg Harbor Township School District GO,
          FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 ...........................................       4,870,000         5,318,917
          NATL Insured, Pre-Refunded, 5.00%, 4/01/29 ............................................       3,195,000         3,685,688
          NATL Insured, Pre-Refunded, 5.00%, 4/01/30 ............................................       3,027,000         3,491,887
       Freehold Township Board of Education GO, NATL Insured, Pre-Refunded, 5.00%, 2/15/30 ......       1,500,000         1,593,330
       Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Refunding,
          Series A, 6.85%, 12/01/29 .............................................................       1,375,000         1,385,588
          Series B, 7.00%, 12/01/29 .............................................................       1,250,000         1,260,075
       Hammonton School District GO, FGIC Insured, Pre-Refunded, 5.00%,
          8/01/26 ...............................................................................       1,155,000         1,260,971
          8/01/27 ...............................................................................       1,215,000         1,326,476
       Higher Education Student Assistance Authority Student Loan Revenue, Series A, NATL
          Insured,
          6.15%, 6/01/19 ........................................................................       1,150,000         1,159,488
       Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ......................       4,315,000         4,415,539
       Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%,
          5/01/27 ...............................................................................       3,600,000         3,929,580
       Hudson County Improvement Authority Lease Revenue, County Secured, County Services
          Building Project, FSA Insured, 5.00%, 4/01/32 .........................................       3,895,000         4,051,696
       Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison Parking
          Facility Redevelopment Project, Series C, Assured Guaranty, 5.125%, 1/01/34 ...........       2,000,000         2,069,580
       Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
          Series A, 6.125%, 1/01/29 .............................................................       6,510,000         5,345,882
       Jersey City GO, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/20 .....................       1,000,000         1,035,510
       Lafayette Yard Community Development Corp. Revenue, Hotel/Conference Center Project,
       Trenton Guaranteed, NATL Insured, Pre-Refunded,
          6.00%, 4/01/29 ........................................................................       1,750,000         1,823,955
          5.80%, 4/01/35 ........................................................................       2,520,000         2,623,597
       Middlesex County COP,
          NATL Insured, 5.00%, 8/01/31 ..........................................................       3,250,000         3,290,592
          NATL Insured, zero cpn., 6/15/24 ......................................................       1,000,000           493,840


                            176 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional
          Educational Services Commission, 5.25%, 12/15/33 ......................................   $   3,000,000   $     3,208,950
       Middlesex County Improvement Authority Revenue, Administration Building Residential
          Project, FNMA Insured,
          5.25%, 7/01/21 ........................................................................         750,000           758,925
          5.35%, 7/01/34 ........................................................................       1,575,000         1,549,375
       Monroe Township Municipal Utilities Authority Middlesex County Revenue, FGIC Insured,
          Pre-Refunded, 5.00%, 2/01/26 ..........................................................       1,000,000         1,060,560
       Morristown Parking Authority Parking Revenue, NATL Insured, 5.00%,
          8/01/30 ...............................................................................       1,815,000         1,883,335
          8/01/33 ...............................................................................       2,630,000         2,698,985
       Mount Olive Township Board of Education GO, NATL Insured, Pre-Refunded, 5.00%,
          7/15/29 ...............................................................................       7,875,000         9,032,152
       New Jersey EDA Lease Revenue, International Center for Public Health Project, University
          of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ..............................       5,000,000         4,837,000
       New Jersey EDA Revenue,
          Cigarette Tax, 5.50%, 6/15/24 .........................................................       5,000,000         4,549,350
          Cigarette Tax, 5.75%, 6/15/34 .........................................................       5,000,000         4,586,600
          Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 ...       2,500,000         2,511,575
          Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/27 ...............       5,000,000         5,003,900
          Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/29 ...............      12,500,000        12,452,375
          Motor Vehicle Surcharge Revenue, Series A, NATL Insured, 5.00%, 7/01/34 ...............      10,000,000        10,029,100
          Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 .....................      18,240,000        18,426,595
          School Facilities Construction, Refunding, Series K, FGIC Insured, 5.25%, 12/15/21 ....      10,000,000        10,908,500
          School Facilities Construction, Series C, NATL Insured, 4.75%, 6/15/25 ................      16,500,000        16,541,580
          School Facilities Construction, Series L, FSA Insured, 5.00%, 3/01/30 .................      10,500,000        10,783,920
          School Facilities Construction, Series O, 5.125%, 3/01/28 .............................       5,000,000         5,148,150
          School Facilities Construction, Series U, 5.00%, 9/01/37 ..............................       5,000,000         5,019,600
          School Facilities Construction, Series U, AMBAC Insured, 5.00%, 9/01/37 ...............       5,000,000         5,026,200
          School Facilities Construction, Series U, FSA Insured, 5.00%, 9/01/32 .................       2,000,000         2,046,280
          School Facilities Construction, Series Y, 5.00%, 9/01/33 ..............................       6,000,000         6,108,720
          School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34 ...........       3,000,000         3,185,610
       New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding,
          AMBAC Insured, 5.75%, 3/15/20 .........................................................       4,605,000         4,620,611
       New Jersey EDA Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series
          A, NATL Insured, 5.80%, 3/01/24 .......................................................       1,000,000           995,150
       New Jersey Health Care Facilities Financing Authority Revenue,
          Atlantic City Medical Center, Pre-Refunded, 5.75%, 7/01/25 ............................       2,170,000         2,439,796
          Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 ...............................       2,830,000         2,856,149
          Atlantic Health System Hospital Corp., Series A, 5.00%, 7/01/27 .......................       8,000,000         7,760,720
          Atlanticare Regional Medical Center, 5.00%, 7/01/25 ...................................       4,605,000         4,381,289
          Atlanticare Regional Medical Center, Refunding, 5.00%, 7/01/37 ........................      19,490,000        17,261,513
          Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .....................................       5,725,000         5,563,040
          Englewood Hospital, NATL Insured, 5.00%, 8/01/31 ......................................       9,275,000         9,352,168
          Hackensack University Medical Center, 6.00%, 1/01/34 ..................................      10,000,000        10,009,100
          Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/31 .....       5,000,000         5,080,550
          Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/36 .....       5,000,000         5,050,000
          Holy Name Hospital, 5.00%, 7/01/36 ....................................................       5,000,000         3,796,500
          Hunterdon Medical Center, Series A, 5.125%, 7/01/35 ...................................       2,000,000         1,817,980


                             Semiannual Report | 177

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       New Jersey Health Care Facilities Financing Authority Revenue, (continued)
          Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 .............................   $   4,880,000   $     4,817,829
          Meridian Health System Obligated Group Issue, FSA Insured, 5.25%, 7/01/29 .............      20,000,000        20,022,600
          Meridian Health System Obligated Group Issue, Refunding, FSA Insured, 5.375%,
             7/01/24 ............................................................................       6,500,000         6,537,895
          Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, 5.00%,
             7/01/38 ............................................................................      10,000,000        10,034,700
          Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%,
             7/01/38 ............................................................................      10,000,000        10,034,700
          Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ...............................       5,000,000         5,018,350
          Somerset Medical Center, 5.75%, 7/01/28 ...............................................      11,000,000         8,140,880
          South Jersey Hospital, 5.00%, 7/01/36 .................................................      10,000,000         8,979,900
          South Jersey Hospital, 5.00%, 7/01/46 .................................................      27,200,000        23,392,000
          South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 ..................................      10,000,000        11,277,900
          South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 ...................................      18,600,000        21,041,250
          Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ...........................       2,000,000         1,972,020
          St. Barnabas Health Care System, Series A, 5.00%, 7/01/29 .............................      12,000,000         9,588,360
          St. Mary's Hospital, ETM, 5.875%, 7/01/12 .............................................       1,535,000         1,624,184
          St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/26 .................................       3,355,000         3,317,860
          St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/27 .................................       3,345,000         3,253,782
          St. Peter's University Hospital, Refunding, Series A, 6.875%, 7/01/30 .................       1,500,000         1,477,785
          State Contract Hospital Asset Transitions Program, Series A, 5.25%, 10/01/38 ..........      15,000,000        15,161,250
          Virtua Health, Assured Guaranty, 5.50%, 7/01/38 .......................................      10,000,000        10,266,500
       New Jersey Health Care Facilities Financing Authority State Contract Revenue, 5.75%,
          10/01/31 ..............................................................................      10,000,000        10,458,700
       New Jersey State COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/29 .................       1,000,000         1,032,360
       New Jersey State Educational Facilities Authority Revenue,
          College of New Jersey, Refunding, Series D, FSA Insured, 5.00%, 7/01/28 ...............       5,940,000         6,202,429
          College of New Jersey, Refunding, Series D, FSA Insured, 5.00%, 7/01/35 ...............      11,000,000        11,323,620
          FGIC Insured, Pre-Refunded, 5.50%, 7/01/30 ............................................       6,615,000         6,893,491
          Kean University, Refunding, Series A, 5.50%, 9/01/36 ..................................       6,500,000         6,670,885
          Kean University, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/30 .................       5,240,000         6,082,382
          Kean University, Series D, FGIC Insured, 5.00%, 7/01/39 ...............................      15,395,000        14,595,230
          Kean University, Series D, FGIC Insured, Pre-Refunded, 5.00%, 7/01/33 .................      10,000,000        11,205,900
          Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/31 ........      15,000,000        15,145,800
          Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36 ........      20,000,000        20,079,000
          Montclair State University, Series J, 5.25%, 7/01/38 ..................................       2,000,000         2,023,800
          Princeton University, Refunding, Series A, 5.00%, 7/01/30 .............................       5,000,000         5,244,100
          Princeton University, Refunding, Series E, 5.00%, 7/01/33 .............................       5,000,000         5,284,700
          Princeton University, Series D, Pre-Refunded, 5.00%, 7/01/29 ..........................       1,000,000         1,145,810
          Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/25 ...       1,000,000         1,073,580
          Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31 ...       1,500,000         1,610,370
          Ramapo College of New Jersey, Series D, NATL Insured, Pre-Refunded, 5.00%, 7/01/36 ....       6,745,000         7,760,595
          Ramapo College of New Jersey, Series E, FGIC Insured, Pre-Refunded, 5.00%, 7/01/34 ....       2,000,000         2,276,740
          Refunding, Series D, 5.00%, 7/01/27 ...................................................       1,325,000         1,297,361
          Refunding, Series D, 5.00%, 7/01/33 ...................................................       1,000,000           944,100


                             178 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       New Jersey State Educational Facilities Authority Revenue, (continued)
          Richard Stockton College, Refunding, Series A, 5.375%, 7/01/38 ........................   $   5,000,000   $     5,015,300
          Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%, 7/01/28 ..........       2,370,000         2,386,495
          Rowan University, Refunding, Series C, FGIC Insured, 5.00%, 7/01/31 ...................       1,505,000         1,534,694
          Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24 ..................       1,755,000         1,856,544
          Rowan University, Series C, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31 ................         495,000           538,184
          Rowan University, Series K, FGIC Insured, Pre-Refunded, 5.00%, 7/01/27 ................       1,000,000         1,102,090
          Seton Hall University, Refunding, Series E, 6.25%, 7/01/37 ............................       5,000,000         5,375,650
          Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ................       1,870,000         1,887,746
          Stevens Institute of Technology, Refunding, Series A, 5.00%, 7/01/34 ..................       4,750,000         4,637,472
          Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/18 ..................         590,000           591,906
          Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/28 ..................         865,000           853,521
          Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/18 ........................         510,000           513,631
          Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/28 ........................         710,000           714,111
          University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ............       2,700,000         2,731,455
          William Paterson University, Series C, Assured Guaranty, 5.00%, 7/01/38 ...............       5,500,000         5,625,730
       New Jersey State Higher Education Assistance Authority Student Loan Revenue, Series A,
          5.625%, 6/01/30 .......................................................................      14,500,000        15,046,940
          Assured Guaranty, 6.125%, 6/01/30 .....................................................      10,000,000        10,346,900
       New Jersey State Highway Authority Garden State Parkway General Revenue, ETM, 6.20%,
          1/01/10 ...............................................................................       2,440,000         2,486,702
       New Jersey State Housing and Mortgage Finance Agency MFHR,
          Series A1, FSA Insured, 6.35%, 11/01/31 ...............................................       2,000,000         2,006,900
          Series B, FSA Insured, 6.25%, 11/01/26 ................................................         970,000           975,655
          Series D, FSA Insured, 5.50%, 5/01/22 .................................................         745,000           754,827
          Series E1, FSA Insured, 5.70%, 5/01/20 ................................................       2,595,000         2,625,154
          Series E1, FSA Insured, 5.75%, 5/01/25 ................................................       1,165,000         1,175,730
          Series I, 5.75%, 11/01/38 .............................................................       4,030,000         4,069,575
       New Jersey State Housing and Mortgage Finance Agency Revenue,
          Home Buyer, Series CC, NATL Insured, 5.875%, 10/01/31 .................................       1,020,000         1,026,650
          Home Buyer, Series U, NATL Insured, 5.85%, 4/01/29 ....................................       3,050,000         3,050,518
          Series AA, 6.50%, 10/01/38 ............................................................       9,000,000         9,550,080
       New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
          Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 ................................       2,000,000         2,003,800
       New Jersey State Transportation Trust Fund Authority Revenue,
          Capital Appreciation, Transportation System, Series C, FSA Insured, zero cpn.,
             12/15/33 ...........................................................................      10,000,000         2,396,700
          Transportation System, Series A, 6.00%, 12/15/38 ......................................      25,000,000        27,361,250
          Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/34 .......................      10,000,000        10,155,100
          Transportation System, Series A, zero cpn., 12/15/32 ..................................      10,000,000         2,424,100
          Transportation System, Series B, NATL Insured, Pre-Refunded, 5.00%, 12/15/21 ..........      10,000,000        10,957,900
       New Jersey State Turnpike Authority Turnpike Revenue,
          Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
             5.15% thereafter, 1/01/35 ..........................................................       7,500,000         5,660,175
          Series A, AMBAC Insured, 5.00%, 1/01/30 ...............................................      13,500,000        13,738,815
          Series A, NATL Insured, Pre-Refunded, 5.60%, 1/01/22 ..................................       7,500,000         7,627,575
          Series A, NATL Insured, Pre-Refunded, 5.50%, 1/01/25 ..................................      16,300,000        16,571,884
          Series E, 5.25%, 1/01/40 ..............................................................      21,920,000        22,636,565


                             Semiannual Report | 179

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW JERSEY (CONTINUED)
       Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, NATL Insured,
          Pre-Refunded,
          5.00%, 1/01/26 ........................................................................   $   3,245,000   $     3,678,305
          5.50%, 1/01/27 ........................................................................       3,240,000         3,739,802
          5.50%, 1/01/28 ........................................................................       2,000,000         2,308,520
          5.00%, 1/01/34 ........................................................................      25,000,000        28,338,250
          5.00%, 1/01/37 ........................................................................       3,965,000         4,494,446
       North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, NATL Insured, 5.00%,
          8/01/22 ...............................................................................       1,000,000         1,003,750
          8/01/31 ...............................................................................       1,000,000           905,640
       Ocean County Board of Education GO, Cape May, FGIC Insured, Pre-Refunded, 5.00%,
          4/01/21 ...............................................................................       2,155,000         2,300,850
          4/01/22 ...............................................................................       2,142,000         2,286,971
       Passaic County Improvement Authority Parking Facilities Revenue, Paterson Parking Deck
          Project, Series A, FSA Insured, 5.00%, 4/15/35 ........................................       1,375,000         1,407,354
       Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
          5.75%, 12/01/22 .......................................................................       8,925,000         9,069,049
       Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ..............................       1,000,000         1,019,400
       Rutgers State University Revenue, Series F, 5.00%, 5/01/39 ...............................      27,520,000        28,521,453
       Salem County Improvement Authority Revenue, City Guaranteed, Finlaw State Office Building,
          FSA Insured, 5.25%, 8/15/38 ...........................................................       1,625,000         1,658,816
       South Jersey Transportation Authority Transportation System Revenue, AMBAC Insured, 5.00%,
          11/01/29 ..............................................................................      12,000,000        12,013,800
       Sussex County Municipal Utilities Authority Wastewater Facilities Revenue, Capital
          Appreciation, Series B, FSA Insured, zero cpn.,
          12/01/35 ..............................................................................       2,815,000           650,603
          12/01/36 ..............................................................................       2,810,000           609,349
          12/01/37 ..............................................................................       2,815,000           578,708
          12/01/38 ..............................................................................       2,810,000           541,571
       Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 6.00%, 6/01/37 ..............      13,000,000        14,675,570
       Union County Utilities Authority Solid Waste Revenue, Sub Lease, Ogden Martin, Refunding,
          Series A, AMBAC Insured, 5.35%, 6/01/23 ...............................................       2,245,000         2,208,362
       University of Medicine and Dentistry COP,
          AMBAC Insured, 5.00%, 4/15/32 .........................................................       4,625,000         4,071,896
          NATL Insured, 5.00%, 6/15/29 ..........................................................       2,090,000         1,878,659
          NATL Insured, 5.00%, 6/15/36 ..........................................................      15,500,000        13,445,630
          Series A, NATL Insured, 5.00%, 9/01/22 ................................................       1,700,000         1,701,207
       University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
          12/01/24 ..............................................................................       2,500,000         2,364,500
          12/01/31 ..............................................................................      29,395,000        25,939,618
       Upper Freehold Regional School District GO, NATL Insured, Pre-Refunded, 5.00%,
          2/15/35 ...............................................................................       8,730,000        10,121,387
       West Orange County Board of Education COP, NATL Insured, Pre-Refunded, 5.625%,
          10/01/29 ..............................................................................       2,000,000         2,028,020
       Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 .....................................       1,220,000         1,250,512
                                                                                                                    ---------------
                                                                                                                      1,026,179,655
                                                                                                                    ---------------


                             180 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       NEW YORK 4.6%
       Port Authority of New York and New Jersey Revenue, Consolidated,
             One Hundred Forty-eighth Series, FSA Insured, 5.00%, 8/15/34 .......................   $  10,000,000   $    10,243,500
             One Hundred Forty-eighth Series, FSA Insured, 5.00%, 8/15/37 .......................       5,000,000         5,101,750
             One Hundred Forty-fourth Series, 5.00%, 10/01/29 ...................................       5,000,000         5,230,100
             One Hundred Forty-ninth Series, 5.00%, 11/15/31 ....................................      10,000,000        10,415,600
             One Hundred Twenty-fifth Series, FSA Insured, 5.00%, 4/15/32 .......................      23,950,000        24,555,935
             Refunding, One Hundred Fifty-third Series, 5.00%, 7/15/38 ..........................       5,000,000         5,122,050
       Port Authority of New York and New Jersey Special Obligation Revenue, John F. Kennedy
          International Air Terminal, NATL Insured, 5.75%, 12/01/22 .............................       8,000,000         7,048,640
                                                                                                                    ---------------
                                                                                                                         67,717,575
                                                                                                                    ---------------
       PENNSYLVANIA 1.6%
       Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, NATL Insured,
          5.00%, 7/01/35 ........................................................................       5,000,000         5,025,400
       Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
          1/01/22 ...............................................................................       8,500,000         8,571,995
          1/01/26 ...............................................................................      10,000,000        10,075,700
                                                                                                                    ---------------
                                                                                                                         23,673,095
                                                                                                                    ---------------
       U.S. TERRITORIES 19.8%
       PUERTO RICO 19.0%
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%, 7/01/44 ........................................................................       4,100,000         4,093,645
       Puerto Rico Commonwealth GO, Public Improvement,
          FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ............................................      13,655,000        14,768,565
          Refunding, FSA Insured, 5.125%, 7/01/30 ...............................................       8,350,000         8,361,607
          Series A, 5.00%, 7/01/29 ..............................................................      10,000,000         8,944,600
          Series B, 5.00%, 7/01/35 ..............................................................       1,825,000         1,532,270
          Series B, Pre-Refunded, 5.00%, 7/01/35 ................................................       3,175,000         3,718,084
       Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
          Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 .....................................       5,000,000         5,090,400
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series N, NATL Insured, 5.25%, 7/01/32 .....................................      10,000,000         8,821,300
          Series B, Pre-Refunded, 6.00%, 7/01/39 ................................................      10,000,000        10,536,000
          Series D, Pre-Refunded, 5.375%, 7/01/36 ...............................................       5,000,000         5,518,250
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A,
          Pre-Refunded, 5.50%, 10/01/32 .........................................................       1,000,000         1,064,750
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series B,
          5.00%, 7/01/37 ........................................................................       8,000,000         6,780,560
       Puerto Rico Electric Power Authority Power Revenue,
          Series II, Pre-Refunded, 5.25%, 7/01/31 ...............................................      13,000,000        14,581,060
          Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 .................................      30,000,000        34,801,500
          Series TT, 5.00%, 7/01/32 .............................................................      22,000,000        20,907,040
          Series TT, 5.00%, 7/01/37 .............................................................      17,925,000        16,673,297
          Series WW, 5.50%, 7/01/38 .............................................................      16,620,000        16,499,837
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
          Financing Authority Educational Facilities Revenue, University Plaza Project, Series A,
          NATL Insured, 5.00%, 7/01/33 ..........................................................       1,000,000           857,800


                             Semiannual Report | 181

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
       ----------------------------------------                                                     -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       U.S. TERRITORIES (CONTINUED)
       PUERTO RICO (CONTINUED)
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 ..................................................   $   6,830,000   $     6,068,318
          Refunding, Series N, 5.00%, 7/01/32 ...................................................      20,000,000        16,877,600
          Series D, Pre-Refunded, 5.375%, 7/01/33 ...............................................      18,170,000        20,053,321
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
          NATL Insured, Pre-Refunded, 5.00%, 8/01/29 ............................................       5,000,000         5,364,750
       Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinate, Series A,
          5.75%, 8/01/37 ........................................................................      10,000,000        10,273,100
          6.00%, 8/01/42 ........................................................................      32,000,000        33,481,920
                                                                                                                    ---------------
                                                                                                                        275,669,574
                                                                                                                    ---------------
       VIRGIN ISLANDS 0.8%
       Virgin Islands PFAR,
          Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .......................       5,000,000         4,212,900
          Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
             10/01/15 ...........................................................................       2,500,000         2,513,975
          Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
             10/01/18 ...........................................................................       3,045,000         3,060,804
          Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
             10/01/22 ...........................................................................       2,000,000         1,996,220
                                                                                                                    ---------------
                                                                                                                         11,783,899
                                                                                                                    ---------------
       TOTAL U.S. TERRITORIES ...................................................................                       287,453,473
                                                                                                                    ---------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $1,404,412,148) .................................................................                     1,419,323,258
                                                                                                                    ---------------
       SHORT TERM INVESTMENTS 1.3%
       MUNICIPAL BONDS 1.3%
       NEW JERSEY 1.3%
(a)    Mercer County Improvement Authority Revenue, Atlantic Foundation Project, Refunding,
          Daily VRDN and Put, 0.10%, 9/01/28 ....................................................       1,200,000         1,200,000
(a)    New Jersey EDA Natural Gas Facilities Revenue, NUI Corp., Series A, Daily VRDN and Put,
          0.07%, 6/01/26 ........................................................................       5,500,000         5,500,000
(a)    New Jersey EDA School Revenue, School Facilities Construction, Series R,
          Sub Series R-1, Daily VRDN and Put, 0.11%, 9/01/31 ....................................       3,255,000         3,255,000
          Sub Series R-3, Daily VRDN and Put, 0.10%, 9/01/31 ....................................       1,500,000         1,500,000
(a)    New Jersey Health Care Facilities Financing Authority Revenue, Virtua Health, Series C,
          Daily VRDN and Put, 0.10%, 7/01/43 ....................................................       6,900,000         6,900,000
                                                                                                                    ---------------
       TOTAL SHORT TERM INVESTMENTS (COST $18,355,000) ..........................................                        18,355,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS (COST $1,422,767,148) 98.9% ............................................                     1,437,678,258
       OTHER ASSETS, LESS LIABILITIES 1.1% ......................................................                        16,620,413
                                                                                                                    ---------------
       NET ASSETS 100.0% ........................................................................                   $ 1,454,298,671
                                                                                                                    ===============

See Abbreviations on page 236.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             182 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                  SIX MONTHS
                                                     ENDED
                                                    AUGUST                     YEAR ENDED FEBRUARY 28,
                                                   31, 2009     ----------------------------------------------------
                                                  (UNAUDITED)     2009      2008(a)     2007       2006       2005
                                                  -----------   -------    --------   --------   --------   --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  11.21    $ 11.25    $  11.93   $  11.89   $  11.90   $  11.95
                                                    --------    -------    --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ...................         0.25       0.50        0.49       0.48       0.50       0.52
   Net realized and unrealized gains (losses)..         0.42      (0.06)      (0.69)      0.04         --(d)   (0.04)
                                                    --------    -------    --------   --------   --------   --------
Total from investment operations ..............         0.67       0.44       (0.20)      0.52       0.50       0.48
                                                    --------    -------    --------   --------   --------   --------
Less distributions from net investment
   income .....................................        (0.26)     (0.48)      (0.48)     (0.48)     (0.51)     (0.53)
                                                    --------    -------    --------   --------   --------   --------
Redemption fees(e) ............................           --         --(d)       --(d)      --(d)     --(d)       --(d)
                                                    --------    -------    --------   --------   --------   --------
Net asset value, end of period ................     $  11.62    $ 11.21    $  11.25   $  11.93   $  11.89   $  11.90
                                                    ========    =======    ========   ========   ========   ========
Total return(f) ...............................         6.01%      4.02%      (1.74)%     4.53%      4.28%      4.15%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ......................................         0.63%      0.64%       0.64%      0.65%      0.66%      0.65%
Net investment income .........................         4.36%      4.40%       4.17%      4.19%      4.20%      4.40%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $877,689    $787,595   $719,647   $686,892   $625,326   $570,324
Portfolio turnover rate .......................         6.96%      10.00%      5.30%      4.86%      4.96%     10.45%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 183

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                  SIX MONTHS
                                                     ENDED
                                                    AUGUST                   YEAR ENDED FEBRUARY 28,
                                                    31, 2009    -------------------------------------------------
                                                  (UNAUDITED)     2009      2008(a)     2007      2006      2005
                                                  -----------   --------   --------   -------   -------   -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  11.33    $  11.36   $ 12.05    $ 12.00   $ 12.01   $ 12.06
                                                    --------    --------   -------    -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ...................         0.22        0.44      0.43       0.43      0.44      0.46
   Net realized and unrealized gains (losses)..         0.43       (0.05)    (0.70)      0.04     (0.01)    (0.05)
                                                    --------    --------   -------    -------   -------   -------
Total from investment operations ..............         0.65        0.39     (0.27)      0.47      0.43      0.41
                                                    --------    --------   -------    -------   -------   -------
Less distributions from net investment
   income .....................................        (0.23)      (0.42)    (0.42)     (0.42)    (0.44)    (0.46)
                                                    --------    --------   -------    -------   -------   -------
Redemption fees(d) ............................           --          --(e)     --(e)      --(e)     --(e)     --(e)
                                                    --------    --------   -------    -------   -------   -------
Net asset value, end of period ................     $  11.75    $  11.33   $ 11.36    $ 12.05   $ 12.00   $ 12.01
                                                    ========    ========   =======    =======   =======   =======
Total return(f) ...............................         5.75%       3.50%    (2.34)%     3.99%     3.66%     3.55%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ......................................         1.18%       1.19%     1.19%      1.20%     1.21%     1.20%
Net investment income .........................         3.81%       3.85%     3.62%      3.64%     3.65%     3.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $156,985    $123,099   $96,802    $91,743   $84,268   $75,266
Portfolio turnover rate .......................         6.96%      10.00%     5.30%      4.86%     4.96%    10.45%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            184 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                        AUGUST
                                                      31, 2009(a)
                                                     (UNAUDITED)
                                                     ------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $11.44
                                                        ------
Income from investment operations(b):
   Net investment income(c) ......................        0.07
   Net realized and unrealized gains (losses) ....        0.17
                                                        ------
Total from investment operations .................        0.24
                                                        ------
Less distributions from net investment income ....       (0.06)
                                                        ------
Net asset value, end of period ...................      $11.62
                                                        ======
Total return(d) ..................................        2.14%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.53%
Net investment income ............................        4.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $5,547
Portfolio turnover rate ..........................        6.96%

(a)  For the period July 15, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 185

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

    FRANKLIN OREGON TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                           ----------------   ----------------
    MUNICIPAL BONDS 95.3%
    OREGON 77.1%
    Albany Water Revenue, Refunding, FGIC Insured, 5.00%, 8/01/33 ..............   $      5,990,000   $      5,940,223
    Beaverton School District GO,
       FSA Insured, 4.125%, 6/01/26 ............................................          1,315,000          1,329,215
       Washington County School District No. 48J, Assured Guaranty, 5.00%,
          6/01/31 ..............................................................          1,280,000          1,340,250
       Washington County School District No. 48J, Assured Guaranty, 5.125%,
          6/01/36 ..............................................................          1,000,000          1,033,640
    Bend Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.375%, 10/01/20 ..........          1,550,000          1,630,243
    Benton County Hospital Facilities Authority Revenue, Samaritan Health
       Services Project, Refunding,
       5.20%, 10/01/17 .........................................................          4,000,000          4,013,520
       5.125%, 10/01/28 ........................................................          4,500,000          4,054,635
    Chemeketa Community College District GO, 5.00%,
       6/15/25 .................................................................          1,500,000          1,627,440
       6/15/26 .................................................................          2,615,000          2,820,984
    Clackamas County Canby School District No. 86 GO,
       5.25%, 6/15/20 ..........................................................          3,000,000          3,113,670
       FSA Insured, 5.00%, 6/15/23 .............................................          1,000,000          1,063,860
       FSA Insured, 5.00%, 6/15/25 .............................................          1,000,000          1,055,340
    Clackamas County Hospital Facility Authority Revenue,
       Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22 ..............          2,125,000          1,931,795
       Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26 ..............          1,000,000            844,590
       Legacy Health System, Series A, 5.50%, 7/15/35 ..........................          6,525,000          6,652,759
       Willamette Falls Hospital Project, 6.00%, 4/01/19 .......................          1,000,000            986,360
       Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ................            500,000            500,615
       Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ................          1,500,000          1,450,455
    Clackamas County Oregon Trail School District No. 46 GO, 5.00%,
       6/15/32 .................................................................          6,855,000          7,095,953
    Clackamas County School District No. 7J Lake Oswego GO,
       NATL Insured, Pre-Refunded, 5.00%, 6/01/26 ..............................          5,000,000          5,369,350
       Refunding, FSA Insured, 5.25%, 6/01/25 ..................................          3,075,000          3,595,474
    Clackamas County School District No. 12 North Clackamas GO,
       Convertible Deferred Interest, Series B, FSA Insured, zero cpn. to
          06/15/11, 5.00% thereafter, 06/15/27 .................................         25,000,000         23,907,500
       Series A, FSA Insured, 4.75%, 6/15/31 ...................................          3,500,000          3,565,905
    Clackamas County School District No. 46 Oregon Trail GO, Capital
       Appreciation, Refunding, zero cpn.,
       6/15/37 .................................................................         12,130,000          2,524,617
       6/15/38 .................................................................         12,495,000          2,444,022
    Clackamas County School District No. 108 GO, FSA Insured, Pre-Refunded,
       5.00%, 6/15/25 ..........................................................          5,000,000          5,377,550
    Clackamas Education Service District GO, AMBAC Insured, 4.125%,
       6/01/36 .................................................................          1,000,000            931,650
    Columbia Gorge Community College District GO, NATL Insured, 5.00%,
       6/15/22 .................................................................          1,000,000          1,060,660
    Coos County School District No. 13 GO, FSA Insured,
       5.00%, 6/15/22 ..........................................................             55,000             57,019
       Pre-Refunded, 5.00%, 6/15/22 ............................................          2,465,000          2,723,480
    Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded,
       5.375%, 12/15/20 ........................................................          2,750,000          2,923,085
    Deschutes and Jefferson Counties School District No. 2J Redmond GO,
       5.50%, 6/15/34 ..........................................................          5,000,000          5,370,350
       Series A, FGIC Insured, 5.00%, 6/15/21 ..................................          1,000,000          1,056,910


                            186 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT         VALUE
    ------------------------------------                                           ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Deschutes County Administrative School District No. 1 GO, Series A, FSA
       Insured, Pre-Refunded, 5.125%, 6/15/21 ..................................   $      3,500,000   $      3,768,765
    Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade
       Healthcare,
       Refunding, 8.25%, 1/01/38 ...............................................         20,000,000         23,038,600
       Series B, AMBAC Insured, 5.375%, 1/01/35 ................................          7,000,000          7,020,440
    Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured,
       5.25%, 11/01/21 .........................................................          1,000,000          1,039,260
    Eugene Electric Utility Revenue, Refunding, 5.00%, 8/01/33 .................         10,060,000         10,314,116
    Forest Grove Revenue, Campus Improvement, Pacific University Project,
       Refunding,
       6.00%, 5/01/30 ..........................................................          3,000,000          3,012,990
       6.375%, 5/01/39 .........................................................         12,000,000         12,063,360
    Gresham Stormwater Revenue, FGIC Insured, Pre-Refunded, 5.30%, 5/01/21 .....          1,190,000          1,280,642
    High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 ...          1,010,000          1,027,847
    Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ................................          5,360,000          5,509,866
    Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare
       Project, Radian Insured, 5.375%,
       10/01/26 ................................................................          2,000,000          1,881,720
       10/01/31 ................................................................          2,000,000          1,798,460
    Jackson County Airport Revenue, Series A, XLCA Insured, 5.25%,
       12/01/27 ................................................................          1,000,000            976,970
       12/01/32 ................................................................          1,000,000            925,680
       12/01/37 ................................................................          1,475,000          1,312,691
    Jackson County School District No. 4 GO, FSA Insured,
       5.00%, 6/15/20 ..........................................................          1,450,000          1,489,237
       Pre-Refunded, 5.00%, 6/15/20 ............................................            550,000            592,042
    Jackson County School District No. 6 Central Point GO, Refunding, FSA
       Insured, 4.75%, 6/15/20 .................................................          2,005,000          2,118,924
    Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
       6/15/20 .................................................................          1,680,000          1,808,419
       6/15/21 .................................................................          1,500,000          1,614,660
    Jackson County School District No. 549C Medford GO,
       5.00%, 6/15/33 ..........................................................          3,225,000          3,321,814
       5.00%, 6/15/34 ..........................................................          5,000,000          5,128,300
       Series B, FSA Insured, 5.00%, 12/15/32 ..................................          5,765,000          5,958,070
    Keizer Special Assessment, Keizer Station Area A Local, 5.20%, 6/01/31 .....          3,500,000          3,526,600
    Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical
       Center Project,
       Pre-Refunded, 6.25%, 9/01/31 ............................................          3,290,000          3,802,648
       Refunding, 6.25%, 9/01/31 ...............................................          1,960,000          1,784,012
       Refunding, Assured Guaranty, 5.00%, 9/01/36 .............................          5,000,000          4,367,950
    Lane and Douglas Counties School District No. 45J3 GO, South Lane District,
       Refunding, FSA Insured, 4.75%, 6/15/25 ..................................          3,510,000          3,595,223
    Lane County Metropolitan Wastewater Management Commission Revenue,
       5.25%, 11/01/28 .........................................................          5,000,000          5,360,150
       FGIC Insured, 4.75%, 11/01/26 ...........................................          1,615,000          1,634,461
    Lane County School District No. 19 Springfield GO, FSA Insured, zero cpn.,
       6/15/27 .................................................................          5,580,000          2,112,979
       6/15/28 .................................................................          2,000,000            704,900
       6/15/29 .................................................................          1,925,000            625,221


                            Semiannual Report | 187

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                           ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Lane County School District No. 52 Bethel GO, Refunding, FSA Insured, 5.00%,
       6/15/20 .................................................................   $      5,700,000   $      5,943,048
    Lebanon GO, AMBAC Insured, 5.00%,
       6/01/25 .................................................................          1,635,000          1,723,928
       6/01/27 .................................................................          1,675,000          1,752,552
    Linn County Community School District No. 9 GO,
       Lebanon, FGIC Insured, Pre-Refunded, 5.55%, 6/15/21 .....................          1,155,000          1,320,431
       Lebanon, FGIC Insured, Pre-Refunded, 5.60%, 6/15/30 .....................          9,495,000         10,872,345
       NATL Insured, Pre-Refunded, 5.375%, 6/15/30 .............................          5,000,000          5,194,300
    Linn County School District No. 55 GO, Sweet Home, FSA Insured,
       Pre-Refunded, 5.00%, 6/15/29 ............................................          1,000,000          1,076,440
    Medford Hospital Facilities Authority Revenue, Asante Health System,
       Refunding, Series A, NATL Insured, 5.00%,
       8/15/18 .................................................................          2,570,000          2,474,036
       8/15/24 .................................................................          1,715,000          1,544,186
    Multnomah County Educational Facilities Revenue, University of Portland
       Project, Pre-Refunded, 6.00%, 4/01/25 ...................................          2,000,000          2,058,040
    Multnomah County School District No. 7 Reynolds GO, Series 2005, NATL
       Insured, 5.00%, 6/01/35 .................................................          3,220,000          3,239,191
    Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC
       Insured, Pre-Refunded, 5.00%, 6/15/21 ...................................          5,000,000          5,382,200
    Multnomah-Clackamas Counties Centennial School District No. 28-JT GO,
       Capital Appreciation, AMBAC Insured, zero cpn., 6/01/16 .................          2,260,000          1,717,623
    Northern Wasco County Peoples Utilities District Hydroelectric Revenue,
       McNary Dam Fishway Project, 5.20%, 12/01/24 .............................          5,000,000          5,014,750
    Oak Lodge Water District GO, AMBAC Insured, 7.50%, 12/01/09 ................            215,000            215,673
    Oregon Coast Community College District GO, NATL Insured, 5.00%,
       6/15/23 .................................................................          3,745,000          3,901,391
    Oregon Health and Science University Revenue,
       Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
          7/01/21 ..............................................................         11,480,000          5,810,258
       Refunding, Series A, 5.75%, 7/01/39 .....................................         12,000,000         12,596,040
       Series A, NATL Insured, 5.00%, 7/01/32 ..................................         24,750,000         22,580,662
    Oregon State Department of Administrative Services COP,
       FSA Insured, 4.625%, 5/01/30 ............................................          7,795,000          7,828,596
       Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ......................         10,000,000         10,079,700
       Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ......................          7,500,000          7,716,075
       Refunding, Series B, FSA Insured, 5.00%, 5/01/21 ........................          1,805,000          1,900,575
       Series A, 5.25%, 5/01/39 ................................................          3,800,000          3,933,684
       Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ...................          2,000,000          2,090,360
       Series A, FSA Insured, 5.00%, 5/01/23 ...................................          2,695,000          2,868,100
       Series A, FSA Insured, 5.00%, 5/01/30 ...................................         13,205,000         13,711,412
       Series B, FGIC Insured, 5.00%, 11/01/30 .................................         19,100,000         19,607,678
    Oregon State Department of Administrative Services Lottery Revenue,
       Oregon Administration, Lottery, Series A, FSA Insured, 5.00%,
          4/01/25 ..............................................................          5,000,000          5,405,400
       Oregon Administration, Lottery, Series A, FSA Insured, 5.00%, 4/01/27 ...          2,000,000          2,129,580
       Series A, 5.00%, 4/01/27 ................................................         17,880,000         19,202,226
       Series A, 5.00%, 4/01/28 ................................................          9,000,000          9,606,600
       Series A, 5.00%, 4/01/29 ................................................          1,750,000          1,856,575
    Oregon State Department of Transportation Highway User Tax Revenue,
       Refunding, Series A, 5.00%, 11/15/25 ....................................          1,295,000          1,361,382
       Refunding, Series A, 5.00%, 11/15/29 ....................................          3,330,000          3,457,805


                            188 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                           ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Oregon State Department of Transportation Highway User Tax Revenue,
       (continued)
       senior lien, Series A, 5.00%, 11/15/29 ..................................   $      3,085,000   $      3,287,376
       senior lien, Series A, 4.50%, 11/15/32 ..................................         20,000,000         19,941,600
       senior lien, Series A, 5.00%, 11/15/33 ..................................          6,500,000          6,752,785
       Series A, 5.00%, 11/15/28 ...............................................         15,000,000         15,632,700
       Series A, Pre-Refunded, 5.125%, 11/15/23 ................................          5,000,000          5,599,100
(a) Oregon State EDR, Georgia-Pacific Corp. Project, Series CLVII, 6.35%,
       8/01/25 .................................................................          7,910,000          6,919,668
    Oregon State Facilities Authority Revenue,
       Senior College in Student Housing Project, Series A, XLCA Insured,
          5.00%, 7/01/35 .......................................................          3,660,000          2,689,697
       University of Portland Projects, Series A, 5.00%, 4/01/32 ...............          6,545,000          6,254,795
       Willamette University Projects, Refunding, Series A, FGIC Insured, 5.00%,
          10/01/35 .............................................................          5,210,000          5,025,931
    Oregon State GO,
       Alternative Energy Project, Series B, 6.00%, 10/01/26 ...................          1,680,000          1,934,990
       Elderly and Disabled Housing, Series A, 6.00%, 8/01/15 ..................            910,000            915,906
       Elderly and Disabled Housing, Series A, 6.00%, 8/01/21 ..................            455,000            457,043
       Elderly and Disabled Housing, Series A, 5.375%, 8/01/28 .................          1,435,000          1,430,709
       Elderly and Disabled Housing, Series A, 4.70%, 8/01/42 ..................          3,205,000          2,751,845
       Elderly and Disabled Housing, Series B, 6.10%, 8/01/17 ..................          1,410,000          1,417,868
       Elderly and Disabled Housing, Series B, 6.25%, 8/01/23 ..................          2,015,000          2,026,485
       Elderly and Disabled Housing, Series C, 6.50%, 8/01/22 ..................            335,000            336,337
       State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30 ....          1,705,000          1,778,400
       State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38 ....          1,500,000          1,548,945
       State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29 ....          7,745,000          8,041,479
       State Board of Higher Education, Series A, 5.00%, 8/01/31 ...............          1,695,000          1,771,411
       State Board of Higher Education, Series A, 5.00%, 8/01/34 ...............          5,000,000          5,226,500
       State Board of Higher Education, Series A, 5.00%, 8/01/36 ...............          2,715,000          2,793,138
       State Board of Higher Education, Series A, 5.00%, 8/01/37 ...............          5,555,000          5,723,039
       State Board of Higher Education, Series A, Pre-Refunded, 5.00%,
          8/01/31 ..............................................................          2,000,000          2,161,760
       State Board of Higher Education, Series A, Pre-Refunded, 5.00%,
          8/01/35 ..............................................................          6,000,000          6,986,100
       State Board of Higher Education, Series B, 5.00%, 8/01/38 ...............          5,000,000          5,163,150
       State Board of Higher Education, Series C, 5.00%, 8/01/37 ...............          1,115,000          1,148,729
       Veteran's Welfare, Series 77, 5.30%, 10/01/29 ...........................          1,420,000          1,422,499
       Veteran's Welfare, Series A, 5.70%, 10/01/32 ............................          2,140,000          2,147,233
    Oregon State Health Housing Educational and Cultural Facilities Authority
       Revenue,
       Peacehealth, AMBAC Insured, 5.00%, 11/15/26 .............................          5,500,000          5,507,645
       Reed College Project, Series A, 5.75%, 7/01/32 ..........................         10,735,000         10,950,773
    Oregon State Housing and Community Services Department MFHR, Series B,
       6.00%, 7/01/31 ..........................................................          5,000,000          5,007,100
    Oregon State Housing and Community Services Department Mortgage Revenue,
       SFM Program, Series A, 6.35%, 7/01/14 ...................................            300,000            300,318
       SFM Program, Series A, 6.40%, 7/01/18 ...................................            230,000            231,299
       SFM Program, Series A, 6.45%, 7/01/26 ...................................            425,000            426,619
       SFM Program, Series C, 6.20%, 7/01/15 ...................................            380,000            382,189
       SFM Program, Series C, 6.40%, 7/01/26 ...................................            225,000            225,821
       SFM Program, Series D, 6.80%, 7/01/27 ...................................            285,000            284,986
       SFM Program, Series H, FHA Insured, 5.75%, 7/01/30 ......................          1,055,000          1,057,078
       SFMR, Refunding, Series G, 5.35%, 7/01/30 ...............................          5,880,000          6,010,301
    Polk Marion and Benton Counties School District No. 13J GO, FSA Insured,
       Pre-Refunded, 5.80%, 6/15/20 ............................................          1,985,000          2,068,727


                            Semiannual Report | 189

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT         VALUE
    ------------------------------------                                           ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ...........   $        945,000   $        926,450
    Port of Portland International Airport Revenue,
       Portland International Airport, Refunding, Series D, FGIC Insured,
          5.00%, 7/01/23 .......................................................          3,000,000          2,892,420
       Portland International Airport, Series 7B, NATL Insured, Pre-Refunded,
          7.10%, 7/01/21 .......................................................          2,800,000          3,134,684
       Portland International Airport, Series 12A, FGIC Insured, 5.00%,
          7/01/18 ..............................................................          1,500,000          1,508,430
       Series Nineteen, 5.50%, 7/01/38 .........................................         23,000,000         24,061,680
    Port St. Helens PCR, Portland General Electric Co. Project, Series A, 5.25%,
       8/01/14 .................................................................          3,600,000          3,343,104
    Portland Community College District GO, Series B, Pre-Refunded, 5.00%,
       6/01/21 .................................................................          6,290,000          6,754,642
    Portland EDR, Broadway Project, Refunding, Series A, 6.50%, 4/01/35 ........          5,000,000          5,391,150
    Portland GO, Limited Tax,
       Series A, 5.00%, 6/01/24 ................................................         10,000,000         10,305,800
       Series A, NATL Insured, 5.125%, 6/01/30 .................................          6,315,000          6,472,749
       Series B, zero cpn., 6/01/21 ............................................          1,000,000            592,270
    Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project,
       NATL Insured, 6.00%, 7/01/33 ............................................          2,000,000          1,974,840
    Portland MFR,
       Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 .................            845,000            848,743
       Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%,
          3/20/37 ..............................................................          3,130,000          3,161,143
    Portland River District Urban Renewal and Redevelopment Revenue, Series A,
       AMBAC Insured, 5.00%, 6/15/21 ...........................................          3,000,000          3,132,030
    Portland Sewer System Revenue,
       first lien, Series A, FSA Insured, 5.00%, 10/01/24 ......................          6,235,000          6,603,987
       second lien, Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ...........          2,500,000          2,627,725
       second lien, Series B, NATL Insured, 5.00%, 6/15/28 .....................          5,105,000          5,374,391
    Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor,
       Refunding, Series A, FGIC Insured, 5.00%,
       6/15/24 .................................................................          1,295,000          1,305,904
       6/15/25 .................................................................          2,385,000          2,394,325
    Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center,
       Series A, AMBAC Insured, 5.50%, 6/15/20 .................................          3,000,000          3,074,040
    Portland Water System Revenue,
       NATL Insured, 4.50%, 10/01/27 ...........................................          1,000,000          1,016,950
       NATL Insured, 4.50%, 10/01/28 ...........................................          3,895,000          3,941,974
       second lien, Series A, NATL Insured, 4.375%, 10/01/25 ...................          3,415,000          3,478,382
    Redmond GO, Series C, NATL Insured, 5.00%, 6/01/33 .........................          1,260,000          1,284,885
    Salem Hospital Facility Authority Revenue,
       Salem Hospital Project, Series A, 5.00%, 8/15/27 ........................         11,000,000         10,352,430
       Salem Hospital Project, Series A, 5.00%, 8/15/36 ........................         27,000,000         24,181,200
       Series A, 5.75%, 8/15/23 ................................................         10,000,000         10,432,900
    Salem-Keizer School District No. 24J GO, Deferred Interest, Series B,
       zero cpn., 6/15/30 ......................................................          8,500,000          2,936,410
    Southwestern Community College District GO, NATL Insured, Pre-Refunded,
       5.00%, 6/01/28 ..........................................................          1,100,000          1,247,026
    Sunrise Water Authority Water Revenue, sub. lien,
       Series B, XLCA Insured, 5.00%, 9/01/25 ..................................          1,160,000          1,126,430
       XLCA Insured, 5.00%, 3/01/25 ............................................          1,660,000          1,740,311
    Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO,
       FSA Insured, 5.00%, 6/15/25 .............................................          1,560,000          1,650,480


                            190 | Semiannual Report

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT         VALUE
    ------------------------------------                                           ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Washington and Clackamas Counties Tigard-Tualatin School District No. 23J
       GO, NATL Insured, Pre-Refunded, 5.00%, 6/15/22 ..........................   $      7,000,000   $      7,723,870
    Washington Clackamas and Yamhill Counties School District No. 88J GO,
       Sherwood,
       Series A, NATL Insured, zero cpn., 6/15/27 ..............................          3,500,000          1,421,875
       Series A, NATL Insured, zero cpn., 6/15/28 ..............................          2,960,000          1,124,445
       Series A, NATL Insured, zero cpn., 12/15/31 .............................          3,515,000          1,026,942
       Series B, NATL Insured, 4.50%, 12/15/31 .................................          2,900,000          2,835,910
    Washington County Clean Water Services Sewer Revenue, senior lien, FGIC
       Insured, 5.00%, 10/01/19 ................................................          3,905,000          4,011,021
    Washington County GO,
       Obligations, Refunding, 4.375%, 6/01/26 .................................          1,000,000          1,033,360
       Pre-Refunded, 5.00%, 6/01/26 ............................................         10,000,000         10,738,700
    Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%,
       6/01/22 .................................................................          4,155,000          4,584,669
    Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro
       GO, FSA Insured, 5.60%, 4/01/20 .........................................          1,000,000          1,030,270
    Yamhill County McMinnville School District No. 40 GO, FSA Insured, 5.00%,
       6/15/28 .................................................................          4,000,000          4,111,320
                                                                                                      ----------------
                                                                                                           801,735,319
                                                                                                      ----------------
    U.S. TERRITORIES 18.2%
    GUAM 0.4%
    Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%,
       12/01/24 ................................................................            840,000            855,305
       12/01/29 ................................................................          3,250,000          3,216,785
                                                                                                      ----------------
                                                                                                             4,072,090
                                                                                                      ----------------
    PUERTO RICO 17.1%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed
       Bonds, Refunding, 5.625%, 5/15/43 .......................................         10,000,000          7,468,200
    Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 .................         15,000,000         13,757,850
       Public Improvement, Series A, 5.00%, 7/01/29 ............................         10,000,000          8,944,600
       Public Improvement, Series A, 5.125%, 7/01/31 ...........................          9,885,000          8,769,972
       Public Improvement, Series A, 5.375%, 7/01/33 ...........................         10,000,000          8,949,800
       Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 .............          5,115,000          5,532,128
       Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/28 .......          4,500,000          4,536,315
    Puerto Rico Commonwealth Highway and Transportation Authority Highway
       Revenue, Series Y, Pre-Refunded, 5.50%, 7/01/36 .........................         13,000,000         15,632,500
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .......................         10,000,000          8,562,200
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................         10,000,000         11,036,500
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax
       Revenue, Series A, AMBAC Insured, 5.00%, 7/01/31 ........................          6,250,000          5,289,625
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, FSA Insured, Pre-Refunded, 5.125%, 7/01/26 ...................          9,150,000         10,231,164
       Series II, Pre-Refunded, 5.25%, 7/01/31 .................................         12,000,000         13,459,440
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ...................         10,000,000         11,600,500
       Series WW, 5.25%, 7/01/33 ...............................................          9,690,000          9,546,782
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
       Series M-3, NATL Insured, 6.00%, 7/01/25 ................................         15,000,000         15,353,400


                            Semiannual Report | 191

Franklin Tax-Free Trust

    FRANKLIN OREGON TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT        VALUE
    ------------------------------------                                           ----------------   ----------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
       Series E, Pre-Refunded, 5.50%, 8/01/29 ..................................   $      5,000,000   $      5,486,800
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Convertible
       Capital Appreciation, First Subordinated, Series A, zero cpn. to 8/01/16,
       6.75% thereafter, 8/01/32 ...............................................         20,000,000         13,994,400
                                                                                                      ----------------
                                                                                                           178,152,176
                                                                                                      ----------------
    VIRGIN ISLANDS 0.7%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
       Refunding, Series A, 5.50%,
       10/01/15 ................................................................          1,635,000          1,644,139
       10/01/18 ................................................................          2,400,000          2,412,456
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
       5.30%,
       7/01/18 .................................................................          2,500,000          2,454,925
       7/01/21 .................................................................          1,400,000          1,330,224
                                                                                                      ----------------
                                                                                                             7,841,744
                                                                                                      ----------------
    TOTAL U.S. TERRITORIES .....................................................                           190,066,010
                                                                                                      ----------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $974,072,728) .....................................................                           991,801,329
                                                                                                      ----------------
    SHORT TERM INVESTMENTS 2.3%
    MUNICIPAL BONDS 2.3%
    OREGON 2.3%
(b) Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project,
       Daily VRDN and Put, 0.18%, 8/15/37 ......................................         15,000,000         15,000,000
       Refunding, Daily VRDN and Put, 0.18%, 8/15/32 ...........................          7,800,000          7,800,000
(b) Oregon State Health Housing Educational and Cultural Facilities Authority
       Revenue, Peacehealth, Daily VRDN and Put, 0.06%, 12/01/15 ...............          1,000,000          1,000,000
                                                                                                      ----------------
    TOTAL SHORT TERM INVESTMENTS (COST $23,800,000) ............................                            23,800,000
                                                                                                      ----------------
    TOTAL INVESTMENTS (COST $997,872,728) 97.6% ................................                         1,015,601,329
    OTHER ASSETS, LESS LIABILITIES 2.4% ........................................                            24,620,123
                                                                                                      ----------------
    NET ASSETS 100.0% ..........................................................                      $  1,040,221,452
                                                                                                      ================

See Abbreviations on page 236.

(a) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                            192 | Semiannual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2009        --------------------------------------------------------
CLASS A                                             (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                            --------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $   9.65      $   9.82    $  10.47    $  10.44    $  10.48    $  10.62
                                                      --------      --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ....................          0.22          0.44        0.44        0.44        0.46        0.47
   Net realized and unrealized gains (losses) ..          0.42         (0.18)      (0.65)       0.04       (0.04)      (0.15)
                                                      --------      --------    --------    --------    --------    --------
Total from investment operations ...............          0.64          0.26       (0.21)       0.48        0.42        0.32
                                                      --------      --------    --------    --------    --------    --------
Less distributions from net investment income ..         (0.23)        (0.43)      (0.44)      (0.45)      (0.46)      (0.46)
                                                      --------      --------    --------    --------    --------    --------
Redemption fees(d) .............................            --            --(e)       --(e)       --(e)       --(e)       --(e)
                                                      --------      --------    --------    --------    --------    --------
Net asset value, end of period .................      $  10.06      $   9.65    $   9.82    $  10.47    $  10.44    $  10.48
                                                      ========      ========    ========    ========    ========    ========
Total return(f) ................................          6.65%         2.72%      (2.16)%      4.71%       4.08%       3.19%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................          0.65%         0.65%       0.66%       0.66%       0.66%       0.66%
Net investment income ..........................          4.52%         4.53%       4.24%       4.26%       4.37%       4.52%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $903,246      $820,227    $770,164    $747,279    $718,293    $693,804
Portfolio turnover rate ........................          7.61%        11.50%      16.68%       6.99%      13.07%       7.48%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 193

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2009        --------------------------------------------------------
CLASS B                                             (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                            --------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $   9.68      $  9.86     $ 10.51     $ 10.47     $ 10.51     $ 10.65
                                                      --------      -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................          0.20         0.39        0.38        0.39        0.40        0.41
   Net realized and unrealized gains (losses) ..          0.41        (0.19)      (0.65)       0.04       (0.04)      (0.14)
                                                      --------      -------     -------     -------     -------     -------
Total from investment operations ...............          0.61         0.20       (0.27)       0.43        0.36        0.27
                                                      --------      -------     -------     -------     -------     -------
Less distributions from net investment income ..         (0.20)       (0.38)      (0.38)      (0.39)      (0.40)      (0.41)
                                                      --------      -------     -------     -------     -------     -------
Redemption fees(d) .............................            --           --(e)       --(e)       --(e)       --(e)       --(e)
                                                      --------      -------     -------     -------     -------     -------
Net asset value, end of period .................      $  10.09      $  9.68     $  9.86     $ 10.51     $ 10.47     $ 10.51
                                                      ========      =======     =======     =======     =======     =======
Total return(f) ................................         6.34%         2.04%      (2.68)%      4.22%       3.51%       2.61%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................         1.20%         1.20%       1.21%       1.21%       1.21%       1.21%
Net investment income ..........................         3.97%         3.98%       3.69%       3.71%       3.82%       3.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $26,519       $30,177     $37,339     $43,897     $47,623     $51,913
Portfolio turnover rate ........................         7.61%        11.50%      16.68%       6.99%      13.07%       7.48%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            194 | Semiannual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2009        --------------------------------------------------------
CLASS C                                             (UNAUDITED)       2009       2008(a)      2007        2006        2005
-------                                            --------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $   9.73      $   9.90    $  10.55    $  10.51    $ 10.56     $ 10.69
                                                      --------      --------    --------    --------    -------     -------
Income from investment operations(b):
   Net investment income(c) ....................          0.20          0.39        0.38        0.39       0.40        0.42
   Net realized and unrealized gains (losses) ..          0.41         (0.18)      (0.65)       0.04      (0.05)      (0.15)
                                                      --------      --------    --------    --------    -------     -------
Total from investment operations ...............          0.61          0.21       (0.27)       0.43       0.35        0.27
                                                      --------      --------    --------    --------    -------     -------
Less distributions from net investment income ..         (0.20)        (0.38)      (0.38)      (0.39)     (0.40)      (0.40)
                                                      --------      --------    --------    --------    -------     -------
Redemption fees(d) .............................            --            --(e)       --(e)       --(e)      --(e)       --(e)
                                                      --------      --------    --------    --------    -------     -------
Net asset value, end of period .................      $  10.14      $   9.73    $   9.90    $  10.55    $ 10.51     $ 10.56
                                                      ========      ========    ========    ========    =======     =======
Total return(f) ................................          6.30%         2.13%      (2.68)%      4.19%      3.40%       2.69%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................          1.20%         1.20%       1.21%       1.21%      1.21%       1.21%
Net investment income ..........................          3.97%         3.98%       3.69%       3.71%      3.82%       3.97%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $173,082      $135,480    $107,286    $100,495    $88,237     $79,551
Portfolio turnover rate ........................          7.61%        11.50%      16.68%       6.99%     13.07%       7.48%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 195

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   PERIOD ENDED
                                                    AUGUST 31,
                                                      2009(a)
ADVISOR CLASS                                      (UNAUDITED)
-------------                                      ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $ 9.92
                                                     ------
Income from investment operations(b):
   Net investment income(c) ....................       0.06
   Net realized and unrealized gains (losses) ..       0.14
                                                     ------
Total from investment operations ...............       0.20
                                                     ------
Less distributions from net investment income ..      (0.06)
                                                     ------
Net asset value, end of period .................     $10.06
                                                     ======
Total return(d) ................................       1.99%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .......................................       0.55%
Net investment income ..........................       4.62%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $4,987
Portfolio turnover rate ........................       7.61%

(a)  For the period July 15, 2009 (effective date) to August 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                            196 | Semiannual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2009 (UNAUDITED)

                                                                                                      PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
       ------------------------------------------                                                   -------------   ---------------
       MUNICIPAL BONDS 96.6%
       PENNSYLVANIA 89.7%
       Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
          Refunding, FGIC Insured, 5.75%, 1/01/18 ...............................................   $   1,000,000   $       997,950
       Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .....................................       4,000,000         4,003,040
       Allegheny County GO,
          NATL Insured, Pre-Refunded, 5.00%, 11/01/27 ...........................................       1,000,000         1,114,540
          Notes, Series C-60, FSA Insured, 5.00%, 11/01/27 ......................................       3,000,000         3,170,580
          Series C-61, Assured Guaranty, 5.00%, 12/01/33 ........................................       5,000,000         5,126,150
       Allegheny County Higher Education Building Authority University Revenue, Duquesne
          University,
          5.00%, 3/01/28 ........................................................................       3,000,000         3,033,090
          5.00%, 3/01/33 ........................................................................       1,300,000         1,282,307
          Series A, XLCA Insured, 5.00%, 3/01/29 ................................................       5,000,000         5,013,700
          Series A, XLCA Insured, 5.00%, 3/01/33 ................................................       5,630,000         5,493,191
       Allegheny County Hospital Development Authority Revenue,
          5.625%, 8/15/39 .......................................................................      12,000,000        12,334,680
          Health System, Series A, NATL Insured, Pre-Refunded, 6.50%, 11/15/30 ..................      10,000,000        10,915,700
       Allegheny County IDAR,
          County Guaranteed, Refunding, Series B, NATL Insured, 5.00%, 11/01/29 .................       1,485,000         1,503,072
          County Guaranteed, Series B, NATL Insured, Pre-Refunded, 5.00%, 11/01/29 ..............       7,515,000         8,388,168
          Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 .......................       2,000,000         2,001,560
          Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ......................      10,000,000         9,552,700
          Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 .......................       7,530,000         6,863,746
          Series A, NATL Insured, Pre-Refunded, 5.00%, 11/01/29 .................................       5,000,000         5,580,950
       Allegheny County Port Authority Special Revenue, Transportation, Refunding, FGIC Insured,
          5.00%,
          3/01/25 ...............................................................................      13,250,000        13,414,035
          3/01/29 ...............................................................................      16,500,000        16,542,075
       Allegheny County Residential Finance Authority Mortgage Revenue, SFM,
          Refunding, Series DD-1, GNMA Secured, 5.35%, 11/01/19 .................................         245,000           246,350
          Refunding, Series DD-2, GNMA Secured, 5.40%, 11/01/29 .................................       1,195,000         1,195,311
          Series II-2, GNMA Secured, 5.90%, 11/01/32 ............................................         730,000           734,073
       Allegheny County Sanitation Authority Sewer Revenue,
          FGIC Insured, 5.00%, 12/01/37 .........................................................       6,745,000         6,654,077
          Refunding, Series A, NATL Insured, 5.00%, 12/01/30 ....................................       7,000,000         7,066,710
       Allegheny Valley School District GO, NATL Insured, 5.00%, 11/01/28 .......................       1,550,000         1,591,711
       Allentown Parking Authority Parking Revenue, FSA Insured, 5.00%, 11/15/35 ................       2,430,000         2,432,381
       Armstrong County GO, Refunding, NATL Insured, 5.40%, 6/01/31 .............................       2,500,000         2,505,550
       Bethel Park School District GO, 5.10%, 8/01/33 ...........................................       3,600,000         3,669,984
       Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ........................................       3,675,000         3,679,483
       Butler Area School District GO, FSA Insured, Pre-Refunded, 5.00%, 4/01/31 ................       4,000,000         4,573,240
       Butler County Hospital Authority Hospital Revenue, Butler Health System Project, 7.25%,
          7/01/39 ...............................................................................       4,500,000         4,944,150
       Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .............         500,000           500,615
       Catasauqua Area School District GO, Refunding, FSA Insured, 5.00%, 2/15/36 ...............       6,000,000         6,042,600
       Centre County Hospital Authority Revenue, Hospital, Mount Nittany Medical Center Project,
          Assured Guaranty,
          5.875%, 11/15/29 ......................................................................       1,000,000         1,032,620
          6.125%, 11/15/39 ......................................................................       3,200,000         3,273,120
          6.25%, 11/15/44 .......................................................................       2,500,000         2,557,475


                            Semiannual Report | 197

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
       ------------------------------------------                                                   -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
          5.60%, 7/01/10 ........................................................................   $     600,000   $       601,302
          5.75%, 7/01/12 ........................................................................       1,795,000         1,796,831
          5.75%, 7/01/17 ........................................................................       2,200,000         2,120,646
          5.625%, 7/01/21 .......................................................................       1,500,000         1,379,895
       Connellsville Area School District GO, Series B, FSA Insured, 5.00%, 11/15/37 ............       1,000,000         1,016,580
       Cumberland County Municipal Authority College Revenue, Dickinson College,
          Assn. of Independent Colleges and Universities of Pennsylvania Financing Program,
             Series GG1, NATL Insured, 5.00%, 5/01/34 ...........................................       7,610,000         7,623,926
          Series A, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 ................................       1,200,000         1,266,480
       Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
          Refunding, Series A, 6.00%, 6/01/36 ...................................................      10,000,000         9,961,300
       Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
          Series B, NATL Insured, ETM, 6.25%, 7/01/16 ...........................................       4,525,000         5,153,070
       Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39 ..........................       7,500,000         7,875,525
       Delaware County Authority College Revenue,
          Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29 ...........................       1,140,000         1,074,404
          Eastern College, Series C, 5.625%, 10/01/28 ...........................................       2,210,000         1,841,814
          Haverford College, 5.75%, 11/15/29 ....................................................       3,500,000         3,594,220
          Haverford College, 6.00%, 11/15/30 ....................................................       1,750,000         1,802,588
       Delaware County Authority Hospital Revenue, Crozer Keystone Obligation, Group A, 5.00%,
          12/15/31 ..............................................................................       5,000,000         3,643,050
       Delaware County Authority Revenue,
          Dunwoody Village Project, Pre-Refunded, 6.25%, 4/01/30 ................................       1,800,000         1,860,174
          Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ...................      10,800,000        12,400,992
       Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
          6/01/29 ...............................................................................       2,000,000         2,007,280
       Delaware County University Authority Revenue, Villanova University, Series A, NATL
          Insured, 5.00%, 12/01/28 ..............................................................       3,000,000         3,001,140
       Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
          AMBAC Insured, 5.60%, 7/01/17 .........................................................       5,000,000         5,455,600
       Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
          11/01/35 ..............................................................................       6,000,000         5,097,000
       Erie County IDA Environmental Improvement Revenue, International Paper Co. Project,
          Refunding, Series B, 6.00%, 9/01/16 ...................................................         600,000           578,970
       Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 .........................................       5,000,000         5,054,400
       Erie Higher Education Building Authority College Revenue, Mercyhurst College, 5.50%,
          3/15/38 ...............................................................................       2,000,000         1,833,620
       Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 .....................       3,000,000         3,159,060
       Erie Water Authority Revenue, FSA Insured, 5.00%, 12/01/43 ...............................       7,000,000         7,035,490
       Greater Johnstown School District GO, Series C, NATL Insured, 5.125%, 8/01/25 ............       3,605,000         3,695,558
       Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
          7/01/27 ...............................................................................       1,500,000         1,190,055
       Indiana County IDAR, Indiana University of Pennsylvania, Refunding, AMBAC Insured, 5.00%,
          11/01/29 ..............................................................................       1,250,000         1,265,213
       Johnstown RDA Sewer Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/15/34 .........       1,825,000         2,097,582
       Lancaster County Hospital Authority Revenue, Health Center,
          Masonic Homes Project, 5.00%, 11/01/31 ................................................       3,000,000         2,685,060
          Willow Valley Retirement Project, 5.875%, 6/01/21 .....................................       1,000,000         1,001,450


                            198 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
       ------------------------------------------                                                   -------------   ---------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured, 5.00%,
          12/01/32 ..............................................................................   $   1,700,000   $     1,690,616
          12/01/35 ..............................................................................       2,500,000         2,478,150
       Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31 ................................       1,500,000         1,351,785
       Lehigh County General Purpose Authority Revenues,
          Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 .........       2,750,000         2,852,713
          Muhlenberg College Project, 5.25%, 2/01/34 ............................................       1,500,000         1,518,825
       Lehigh County General Purpose Hospital Revenue, Lehigh Valley Health, Series B,
          FSA Insured, 5.00%, 7/01/35 ...........................................................      11,250,000        11,072,812
       Lycoming County Authority College Revenue, Pennsylvania College of Technology,
          AMBAC Insured, 5.25%, 5/01/32 .........................................................       5,030,000         4,315,790
          Refunding, AMBAC Insured, 5.35%, 7/01/26 ..............................................       2,400,000         2,309,664
       Marple Newtown School District GO, FSA Insured, 5.00%, 6/01/31 ...........................      11,325,000        11,858,068
       Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ..........................................       2,000,000         2,006,560
       Mercer County IDA Water Facilities Revenue, NATL Insured, 6.00%, 7/01/30 .................       5,000,000         4,975,950
       Monroe County Hospital Authority Revenue, Hospital, Pocono Medical Center,
          5.00%, 1/01/27 ........................................................................       1,000,000           887,170
          5.125%, 1/01/37 .......................................................................       2,000,000         1,689,300
          5.25%, 1/01/43 ........................................................................       2,000,000         1,680,180
       Montgomery County GO, 5.00%, 9/15/22 .....................................................       3,335,000         3,452,892
       Montgomery County Higher Education and Health Authority Revenue, Foulkeways at Gwynedd
          Project, Pre-Refunded, 6.75%,
          11/15/24 ..............................................................................         400,000           409,108
          11/15/30 ..............................................................................       1,000,000         1,022,770
       Montgomery County IDA Retirement Community Revenue, ACTS Retirement-Life Communities
          Inc. Obligated Group,
          5.25%, 11/15/28 .......................................................................       5,000,000         4,496,450
          Refunding, Series B, 5.00%, 11/15/22 ..................................................       1,000,000           939,130
       Montour School District GO, FSA Insured, 5.00%,
          4/01/32 ...............................................................................       5,000,000         5,094,500
          4/01/37 ...............................................................................      12,500,000        12,585,750
       Muhlenberg School District GO, Series AA, FGIC Insured, Pre-Refunded, 6.00%, 9/01/23 .....       4,000,000         4,224,160
       Norristown Area School District GO, FGIC Insured, Pre-Refunded, 5.00%, 9/01/27 ...........       5,000,000         5,564,700
       Northampton Borough Municipal Authority Water Revenue, NATL Insured,
          5.00%, 5/15/34 ........................................................................         445,000           441,845
          Pre-Refunded, 5.00%, 5/15/34 ..........................................................       1,955,000         2,228,094
       Northampton County General Purpose Authority Hospital Revenue, St. Luke's Hospital
          Project, Series A, 5.50%, 8/15/35 .....................................................      10,000,000         9,078,200
       Northampton County General Purpose Authority Revenue,
          Higher Education, Lehigh University, 5.00%, 11/15/39 ..................................      20,000,000        20,477,400
          Lafayette College, Refunding, 5.00%, 11/01/34 .........................................      20,000,000        20,606,400
       Northeastern York School District GO, Series B, FGIC Insured, 5.00%,
          4/01/30 ...............................................................................       1,000,000         1,035,020
          4/01/31 ...............................................................................       2,000,000         2,055,780
       Norwin School District GO,
          FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ............................................       5,000,000         5,159,900
          FSA Insured, 5.00%, 4/01/37 ...........................................................      10,000,000        10,093,800
          FSA Insured, Pre-Refunded, 5.00%, 4/01/35 .............................................       3,000,000         3,495,780
          Series A, NATL Insured, 5.00%, 4/01/30 ................................................       1,000,000         1,005,230


                            Semiannual Report | 199

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
       ------------------------------------------                                                   -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Owen J. Roberts School District GO, FSA Insured, 5.00%, 9/01/36 ..........................   $   2,710,000   $      2,747,425
       Pennsbury School District GO, FGIC Insured, Pre-Refunded, 5.00%, 1/15/22 .................       2,835,000          3,132,562
       Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue, Various,
          Allegheny Energy Supply Co., 7.00%, 7/15/39 ...........................................      10,000,000         10,344,200
       Pennsylvania Economic Development Financing Authority Revenue, Lincoln University,
          Series A, FGIC Insured, 5.00%, 6/01/33 ................................................       3,325,000          3,288,292
       Pennsylvania Economic Development Financing Authority Water Facility Revenue,
          American Water Co. Project, 6.20%, 4/01/39 ............................................      10,000,000         10,282,800
       Pennsylvania HFA, SFMR, Refunding, Series 103C, 5.45%, 10/01/38 ..........................      10,000,000         10,199,100
       Pennsylvania HFAR,
          Future Income Growth Securities, SFM, Series 64, 5.25%, 4/01/30 .......................       3,050,000          3,023,343
          SFM, Refunding, Series 63A, zero cpn., 4/01/30 ........................................      10,885,000          3,247,431
          SFM, Refunding, Series 72A, 5.25%, 4/01/21 ............................................       7,000,000          7,007,840
       Pennsylvania State Higher Educational Facilities Authority College and University
          Revenues, Allegheny College, Series B, 6.125%, 11/01/13 ...............................          35,000             35,001
          Drexel University, NATL Insured, 5.75%, 5/01/22 .......................................       3,095,000          3,097,507
          Marywood University Project, NATL Insured, Pre-Refunded, 5.65%, 6/01/25 ...............       2,500,000          2,594,575
       Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
          Allegheny Delaware Valley Obligation Group, Refunding, Series A, NATL Insured, 5.875%,
          11/15/21 ..............................................................................      17,000,000         13,027,780
       Pennsylvania State Higher Educational Facilities Authority Revenue,
          Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ....................................       1,500,000          1,514,010
          Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37 ..........................       5,000,000          5,128,700
          Drexel University, Series A, 5.00%, 5/01/20 ...........................................       1,485,000          1,519,304
          Drexel University, Series A, 5.20%, 5/01/29 ...........................................         750,000            756,030
          Drexel University, Series A, NATL Insured, 5.00%, 5/01/37 .............................      25,525,000         25,371,850
          La Salle University, Series A, 5.00%, 5/01/37 .........................................       2,500,000          2,076,675
          Philadelphia University, Refunding, 5.00%, 6/01/30 ....................................       2,295,000          1,865,261
          State System of Higher Education, NATL Insured, 5.00%, 6/15/37 ........................       7,000,000          7,080,430
          State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ...............       3,140,000          3,149,232
          Temple University, Refunding, NATL Insured, 5.00%, 4/01/28 ............................       5,000,000          5,106,550
          Temple University, Refunding, NATL Insured, 5.00%, 4/01/33 ............................      10,000,000         10,016,300
          Trustees University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38 ..............       5,000,000          5,093,800
          University of Pennsylvania Health System, Refunding, Series B, 6.00%, 8/15/26 .........       5,000,000          5,504,850
          University Sciences Philadelphia, Assured Guaranty, 5.00%, 11/01/32 ...................       5,000,000          5,091,650
          University Sciences Philadelphia, Refunding, Series A, XLCA Insured, 5.00%, 11/01/36 ..       8,315,000          8,109,370
          Widener University, 5.00%, 7/15/31 ....................................................         500,000            442,280
          Widener University, 5.00%, 7/15/39 ....................................................       5,750,000          4,941,032
       Pennsylvania State Public School Building Authority Community College Revenue, Community
          College Philadelphia Project, 6.00%, 6/15/28 ..........................................       5,000,000          5,238,600
       Pennsylvania State Public School Building Authority Lease Revenue, School District of
          Philadelphia Project,
          FSA Insured, Pre-Refunded, 5.00%, 6/01/33 .............................................      15,000,000         16,916,100
          Refunding, Series B, FSA Insured, 4.75%, 6/01/30 ......................................       5,000,000          5,076,200
       Pennsylvania State Public School Building Authority Revenue,
          Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 .........................       1,000,000          1,009,300
          Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 ..........................       2,500,000          2,587,575


                            200 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT           VALUE
       ------------------------------------------                                                   -------------   ----------------

       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, NATL Insured,
          5.00%, 12/01/24 .......................................................................   $   1,655,000   $      1,673,155
          Pre-Refunded, 5.00%, 12/01/31 .........................................................       5,000,000          5,648,700
       Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
          7/15/31 ...............................................................................      10,000,000         10,888,800
       Pennsylvania State Turnpike Commission Turnpike Revenue,
          Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38 .................       5,000,000          5,463,800
          Series A, AMBAC Insured, 5.00%, 12/01/34 ..............................................       5,000,000          5,034,000
          Series R, AMBAC Insured, 5.00%, 12/01/26 ..............................................       2,000,000          2,050,280
          Series R, AMBAC Insured, 5.00%, 12/01/30 ..............................................      11,125,000         11,264,062
          sub. bond, Series A, Assured Guaranty, 5.00%, 6/01/39 .................................      20,000,000         20,322,600
       Pennsylvania State University Revenue, 5.00%, 9/01/35 ....................................       1,000,000          1,019,700
       Philadelphia Authority for IDR,
          Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%, 12/01/23 ....       6,205,000          5,814,581
          Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%, 12/01/25 ....       5,690,000          5,255,056
          Please Touch Museum Project, 5.25%, 9/01/36 ...........................................       7,210,000          5,560,568
          Series B, AMBAC Insured, 5.25%, 7/01/31 ...............................................       2,000,000          1,796,840
       Philadelphia Gas Works Revenue, Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20 ......         835,000          1,013,014
       Philadelphia GO,
          Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25 ................................       5,000,000          5,071,600
          Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26 .................................       5,000,000          5,088,700
          Series B, Assured Guaranty, 7.125%, 7/15/38 ...........................................      10,000,000         10,900,100
       Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue, Temple
          University Health System, Refunding, Series A,
          5.50%, 7/01/30 ........................................................................       5,000,000          4,043,500
          5.00%, 7/01/34 ........................................................................       5,000,000          3,805,900
       Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured, 5.00%,
          12/01/21 ..............................................................................       5,000,000          5,195,100
       Philadelphia IDA Lease Revenue, Series B, FSA Insured, Pre-Refunded, 5.125%, 10/01/26 ....      12,000,000         13,143,240
       Philadelphia Municipal Authority Revenue, Lease, 6.50%,
          4/01/34 ...............................................................................       3,250,000          3,345,420
          4/01/39 ...............................................................................       2,500,000          2,564,275
       Philadelphia Parking Authority Airport Parking Revenue, FSA Insured, 5.25%,
          9/01/22 ...............................................................................       3,250,000          3,275,643
          9/01/29 ...............................................................................      13,000,000         13,078,000
       Philadelphia RDAR, Neighborhood Transformation, Series C, FGIC Insured, 5.00%, 4/15/31 ...      14,565,000         12,745,540
       Philadelphia School District GO,
          Series C, NATL Insured, Pre-Refunded, 5.75%, 3/01/29 ..................................       8,000,000          8,209,200
          Series D, FGIC Insured, Pre-Refunded, 5.125%, 6/01/34 .................................       5,000,000          5,733,000
          Series E, 6.00%, 9/01/38 ..............................................................       5,000,000          5,211,500
       Philadelphia Water and Wastewater Revenue, Series A,
          5.25%, 1/01/36 ........................................................................       3,000,000          3,012,960
          FGIC Insured, 5.00%, 11/01/31 .........................................................       2,765,000          2,761,129
          FSA Insured, 5.00%, 7/01/28 ...........................................................       4,000,000          4,064,360
          FSA Insured, 5.00%, 7/01/29 ...........................................................      11,645,000         11,779,150
       Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 6.00%,
          12/01/24 ..............................................................................       2,000,000          2,080,080


                            Semiannual Report | 201

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT            VALUE
       ------------------------------------------                                                   -------------   ----------------

       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ............   $   1,295,000   $      1,295,117
       Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ..........         825,000            938,141
       Plum Boro School District GO, FGIC Insured, Pre-Refunded, 5.25%, 9/15/30 .................       8,870,000          9,649,407
       Reading Area Water Authority Water Revenue, FSA Insured, 5.00%, 12/01/27 .................       3,400,000          3,534,708
       Reading GO, FSA Insured, 6.00%, 11/01/28 .................................................       2,000,000          2,125,760
       Reading School District GO, FSA Insured, 5.00%, 1/15/36 ..................................       8,500,000          8,675,950
       Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
          Refunding, Series A, 5.875%, 12/01/31 .................................................         555,000            542,485
          Series A, Pre-Refunded, 5.875%, 12/01/31 ..............................................       1,945,000          2,173,440
       Scranton School District GO,
          Series A, FSA Insured, 5.00%, 7/15/38 .................................................       5,430,000          5,548,863
          Series C, FSA Insured, 5.00%, 7/15/38 .................................................       5,000,000          5,109,450
       Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton,
          XLCA Insured, 5.00%, 11/01/37 .........................................................       8,125,000          7,656,756
       Seneca Valley School District GO, NATL Insured, Pre-Refunded, 5.375%, 1/01/21 ............       2,000,000          2,194,480
       Snyder County Higher Education Authority University Revenue, Susquehanna University
          Project, 5.00%, 1/01/38 ...............................................................       4,000,000          3,893,360
       Southcentral General Authority Revenue,
          WellSpan Health Obligated Group, NATL Insured, ETM, 5.25%, 5/15/31 ....................       1,875,000          1,958,006
          WellSpan Health Obligated Group, NATL Insured, Pre-Refunded, 5.25%, 5/15/31 ...........       8,125,000          8,802,706
          WellSpan Health Obligated Group, Refunding, Series A, 6.00%, 6/01/25 ..................      10,000,000         10,707,800
          York College of Pennsylvania, Associates, XLCA Insured, 5.00%, 5/01/37 ................       1,090,000          1,094,055
       Southern Lehigh School District GO, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          9/01/25 ...............................................................................       6,900,000          7,677,561
       Southmoreland School District GO, NATL Insured, 5.00%, 4/01/27 ...........................       5,025,000          5,212,784
       State Public School Building Authority College Revenue,
          Delaware County Community College Project, FSA Insured, 5.00%, 10/01/32 ...............       1,000,000          1,028,050
          Montgomery County Community College, FSA Insured, 5.00%, 5/01/28 ......................       1,225,000          1,304,625
          Westmoreland County Community College, FGIC Insured, 5.25%, 10/15/22 ..................       2,170,000          2,218,630
       State Public School Building Authority School Revenue, Harrisburg School District Project,
          Series A, Assured Guaranty, 5.00%, 11/15/33 ...........................................       5,000,000          5,045,550
       Susquehanna Area Regional Airport Authority Airport System Revenue,
          Refunding, Series A, AMBAC Insured, 5.00%, 1/01/28 ....................................       2,000,000          1,429,400
          Series A, 6.50%, 1/01/38 ..............................................................       4,000,000          3,457,560
       University of Pittsburgh of the Commonwealth System of Higher Education Revenue,
          Capital Project, Series B, 5.00%, 9/15/31 .............................................      10,000,000         10,431,300
          University Capital Project, Refunding, Series C, 5.00%, 9/15/35 .......................       5,000,000          5,130,900
       Upper St. Clair Township School District GO,
          FSA Insured, Pre-Refunded, 5.00%, 7/15/28 .............................................         465,000            510,351
          Refunding, FSA Insured, 5.00%, 7/15/28 ................................................         535,000            547,728
       Washington County GO,
          Refunding, Series A, AMBAC Insured, 5.125%, 9/01/27 ...................................       4,295,000          4,416,634
          Series A, AMBAC Insured, Pre-Refunded, 5.125%, 9/01/27 ................................         705,000            787,034
       West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
          9/01/19 ...............................................................................       2,000,000          2,039,560
          9/01/20 ...............................................................................       3,805,000          3,870,294
       West Mifflin Area School District GO, FSA Insured, 5.125%, 4/01/31 .......................       1,000,000          1,046,880
       Whitehall Coplay School District GO, Series A, FSA Insured, 5.375%, 11/15/34 .............       6,000,000          6,264,600


                            202 | Semiannual Report

Franklin Tax-Free Trust

                                                                                                      PRINCIPAL
       FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      AMOUNT             VALUE
       ------------------------------------------                                                   -------------   ----------------
       MUNICIPAL BONDS (CONTINUED)
       PENNSYLVANIA (CONTINUED)
       Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%,
          3/01/37 ...............................................................................   $   4,500,000   $      3,854,655
       Wyoming Area School District GO, Refunding, Series A, NATL Insured, 5.00%, 9/01/26 .......       5,005,000          5,216,061
                                                                                                                    ----------------
                                                                                                                         994,282,600
                                                                                                                    ----------------
       U.S. TERRITORIES 6.9%
       PUERTO RICO 6.5%
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%, 7/01/44 ........................................................................       2,100,000          2,096,745
       Puerto Rico Commonwealth GO,
          Public Improvement, Series A, 5.00%, 7/01/29 ..........................................       4,000,000          3,577,840
          Public Improvement, Series A, 5.00%, 7/01/33 ..........................................      13,960,000         11,772,049
          Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/33 ............................      14,000,000         15,855,000
          Series A, 5.00%, 7/01/28 ..............................................................       5,000,000          4,436,350
          Series A, 5.25%, 7/01/37 ..............................................................      10,000,000          8,673,800
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series B,
          5.00%, 7/01/37 ........................................................................       7,010,000          5,941,466
       Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%, 7/01/32 ............       5,100,000          4,846,632
       Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36 ......       5,950,000          4,923,149
       Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, First Subordinate, Series A,
          6.00%, 8/01/42 ........................................................................      10,000,000         10,463,100
                                                                                                                    ----------------
                                                                                                                          72,586,131
                                                                                                                    ----------------
       VIRGIN ISLANDS 0.4%
       Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .....       5,000,000          4,212,900
                                                                                                                    ----------------
       TOTAL U.S. TERRITORIES ...................................................................                         76,799,031
                                                                                                                    ----------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $1,063,240,386) .................................................................                      1,071,081,631
                                                                                                                    ----------------
       SHORT TERM INVESTMENTS (COST $17,300,000) 1.6%
       MUNICIPAL BONDS 1.6%
       PENNSYLVANIA 1.6%
(a)    Geisinger Authority Health System Revenue, Geisinger Health System, Refunding, Series A,
          Daily VRDN and Put, 0.14%, 5/15/35 ....................................................      17,300,000         17,300,000
                                                                                                                    ----------------
       TOTAL INVESTMENTS (COST $1,080,540,386) 98.2% ............................................                      1,088,381,631
       OTHER ASSETS, LESS LIABILITIES 1.8% ......................................................                         19,453,628
                                                                                                                    ----------------
       NET ASSETS 100.0% ........................................................................                   $  1,107,835,259
                                                                                                                    ================

See Abbreviations on page 236.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 203

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2009 (unaudited)

                                                               FRANKLIN        FRANKLIN         FRANKLIN       FRANKLIN
                                                               ARIZONA         COLORADO       CONNECTICUT       DOUBLE
                                                               TAX-FREE        TAX-FREE         TAX-FREE       TAX-FREE
                                                             INCOME FUND      INCOME FUND     INCOME FUND     INCOME FUND
                                                           ---------------   -------------   -------------   -------------
Assets:
   Investments in securities:
      Cost .............................................    $1,078,559,646    $611,678,835    $458,205,997    $560,302,383
                                                            ==============    ============    ============    ============
      Value ............................................    $1,074,375,378    $610,466,307    $457,169,477    $537,924,902
   Cash ................................................         9,517,655       1,777,651          23,442       3,876,356
   Receivables:
      Capital shares sold ..............................         3,501,594       2,257,377       1,673,072         992,714
      Interest .........................................        11,968,886       8,913,293       4,678,465       6,033,050
   Other assets ........................................               945             499             382             486
                                                            --------------    ------------    ------------    ------------
         Total assets ..................................     1,099,364,458     623,415,127     463,544,838     548,827,508
                                                            --------------    ------------    ------------    ------------
Liabilities:
   Payables:
      Investment securities purchased ..................         9,313,239       1,063,200       4,270,000              --
      Capital shares redeemed ..........................           571,877         564,449         313,970         541,646
      Affiliates .......................................           573,688         356,009         275,706         321,817
      Distributions to shareholders ....................         1,404,441         789,508         491,826         700,614
   Accrued expenses and other liabilities ..............            87,432          58,080          37,197          35,455
                                                            --------------    ------------    ------------    ------------
         Total liabilities .............................        11,950,677       2,831,246       5,388,699       1,599,532
                                                            --------------    ------------    ------------    ------------
            Net assets, at value .......................    $1,087,413,781    $620,583,881    $458,156,139    $547,227,976
                                                            ==============    ============    ============    ============
Net assets consist of:
   Paid-in capital .....................................    $1,109,646,304    $629,367,243    $462,162,389    $574,731,401
   Undistributed net investment income (distributions in
      excess of net investment income) .................          (222,323)       (313,852)         74,874          71,395
   Net unrealized appreciation (depreciation) ..........        (4,184,268)     (1,212,528)     (1,036,520)    (22,377,481)
   Accumulated net realized gain (loss) ................       (17,825,932)     (7,256,982)     (3,044,604)     (5,197,339)
                                                            --------------    ------------    ------------    ------------
            Net assets, at value .......................    $1,087,413,781    $620,583,881    $458,156,139    $547,227,976
                                                            ==============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.


                            204 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009 (unaudited)

                                                              FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                                              ARIZONA       COLORADO      CONNECTICUT      DOUBLE
                                                              TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                                            INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                           ------------   ------------   ------------   ------------
CLASS A:
   Net assets, at value ................................   $975,190,646   $516,757,072   $371,553,146   $467,556,450
                                                           ------------   ------------   ------------   ------------
   Shares outstanding ..................................     91,986,600     45,353,737     34,813,538     42,137,788
                                                           ------------   ------------   ------------   ------------
   Net asset value per share(a) ........................   $      10.60   $      11.39   $      10.67   $      11.10
                                                           ------------   ------------   ------------   ------------
   Maximum offering price per share (net asset value
      per share / 95.75%) ..............................   $      11.07   $      11.90   $      11.14   $      11.59
                                                           ------------   ------------   ------------   ------------
CLASS B:
   Net assets, at value ................................   $ 11,283,676             --             --             --
                                                           ------------   ------------   ------------   ------------
   Shares outstanding ..................................      1,057,774             --             --             --
                                                           ------------   ------------   ------------   ------------
   Net asset value and maximum offering price per
      share(a) .........................................   $      10.67             --             --             --
                                                           ------------   ------------   ------------   ------------
CLASS C:
   Net assets, at value ................................   $ 97,572,695   $ 93,953,201   $ 83,207,836   $ 77,512,857
                                                           ------------   ------------   ------------   ------------
   Shares outstanding ..................................      9,097,552      8,177,135      7,752,042      6,959,671
                                                           ------------   ------------   ------------   ------------
   Net asset value and maximum offering price per
      share(a) .........................................   $      10.73   $      11.49   $      10.73   $      11.14
                                                           ------------   ------------   ------------   ------------
ADVISOR CLASS:
   Net assets, at value ................................   $  3,366,764   $  9,873,608   $  3,395,157   $  2,158,669
                                                           ------------   ------------   ------------   ------------
   Shares outstanding ..................................        317,058        866,791        318,269        194,418
                                                           ------------   ------------   ------------   ------------
   Net asset value and maximum offering price per
      share ............................................   $      10.62   $      11.39   $      10.67   $      11.10
                                                           ------------   ------------   ------------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 205

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009 (unaudited)

                                                         FRANKLIN FEDERAL   FRANKLIN FEDERAL       FRANKLIN          FRANKLIN
                                                        INTERMEDIATE-TERM     LIMITED-TERM        HIGH YIELD       NEW JERSEY
                                                             TAX-FREE           TAX-FREE           TAX-FREE         TAX-FREE
                                                           INCOME FUND         INCOME FUND       INCOME FUND       INCOME FUND
                                                        -----------------   ----------------   ---------------   ---------------
Assets:
   Investments in securities:
      Cost ..........................................     $1,281,337,236      $262,167,410      $6,648,161,780    $1,422,767,148
                                                          ==============      ============      ==============    ==============
      Value .........................................     $1,308,854,653      $266,511,907      $6,267,989,597    $1,437,678,258
   Cash .............................................             61,729            65,585             451,484           749,306
   Receivables:
      Capital shares sold ...........................         19,767,480         6,406,319          41,716,524         5,533,101
      Interest ......................................         15,273,015         2,135,188         102,733,976        15,799,774
   Other assets .....................................                885               171               4,658             1,257
                                                          --------------      ------------      --------------    --------------
         Total assets ...............................      1,343,957,762       275,119,170       6,412,896,239     1,459,761,696
                                                          --------------      ------------      --------------    --------------
Liabilities:
   Payables:
      Investment securities purchased ...............                 --        11,581,533         104,984,791                --
      Capital shares redeemed .......................          4,204,614           724,417           6,540,489         2,874,919
      Affiliates ....................................            725,315            92,931           3,413,240           844,050
      Distributions to shareholders .................          1,445,130           192,340           9,502,359         1,609,131
   Accrued expenses and other liabilities ...........            101,814            37,198             371,505           134,925
                                                          --------------      ------------      --------------    --------------
         Total liabilities ..........................          6,476,873        12,628,419         124,812,384         5,463,025
                                                          --------------      ------------      --------------    --------------
            Net assets, at value ....................     $1,337,480,889      $262,490,751      $6,288,083,855    $1,454,298,671
                                                          ==============      ============      ==============    ==============
Net assets consist of:
   Paid-in capital ..................................     $1,322,068,703      $258,721,686      $7,083,952,004    $1,440,224,244
   Undistributed net investment income (distributions
      in excess of net investment income) ...........           (655,007)          102,436           5,497,543           937,362
   Net unrealized appreciation (depreciation) .......         27,517,417         4,344,497        (380,172,183)       14,911,110
   Accumulated net realized gain (loss) .............        (11,450,224)         (677,868)       (421,193,509)       (1,774,045)
                                                          --------------      ------------      --------------    --------------
            Net assets, at value ....................     $1,337,480,889      $262,490,751      $6,288,083,855    $1,454,298,671
                                                          ==============      ============      ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                            206 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009 (unaudited)

                                                        FRANKLIN FEDERAL   FRANKLIN FEDERAL      FRANKLIN         FRANKLIN
                                                       INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD       NEW JERSEY
                                                            TAX-FREE           TAX-FREE          TAX-FREE         TAX-FREE
                                                          INCOME FUND        INCOME FUND        INCOME FUND      INCOME FUND
                                                       -----------------   ----------------   --------------   --------------
CLASS A:
   Net assets, at value ............................     $1,088,662,896      $262,490,751     $4,910,284,713   $1,152,836,334
                                                         --------------      ------------     --------------   --------------
   Shares outstanding ..............................         96,279,259        25,689,909        519,616,246       97,800,753
                                                         --------------      ------------     --------------   --------------
   Net asset value per share(a) ....................     $        11.31      $      10.22     $         9.45   $        11.79
                                                         --------------      ------------     --------------   --------------
   Maximum offering price per share (net asset value
      per share / 97.75%, 97.75%, 95.75% and
      95.75%, respectively) ........................     $        11.57      $      10.46     $         9.87   $        12.31
                                                         --------------      ------------     --------------   --------------
CLASS B:
   Net assets, at value ............................                 --                --     $   79,849,518   $   41,303,698
                                                         --------------      ------------     --------------   --------------
   Shares outstanding ..............................                 --                --          8,389,377        3,482,991
                                                         --------------      ------------     --------------   --------------
   Net asset value and maximum offering price
      per share(a) .................................                 --                --     $         9.52   $        11.86
                                                         --------------      ------------     --------------   --------------
CLASS C:
   Net assets, at value ............................     $  163,159,590                --     $  831,910,159   $  248,510,568
                                                         --------------      ------------     --------------   --------------
   Shares outstanding ..............................         14,399,120                --         86,929,443       20,888,977
                                                         --------------      ------------     --------------   --------------
   Net asset value and maximum offering price
      per share(a) .................................     $        11.33                --     $         9.57   $        11.90
                                                         --------------      ------------     --------------   --------------
ADVISOR CLASS:
   Net assets, at value ............................     $   85,658,403                --     $  466,039,465   $   11,648,071
                                                         --------------      ------------     --------------   --------------
   Shares outstanding ..............................          7,564,966                --         49,190,135          988,122
                                                         --------------      ------------     --------------   --------------
   Net asset value and maximum offering price
      per share ....................................     $        11.32                --     $         9.47   $        11.79
                                                         --------------      ------------     --------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 207

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009 (unaudited)

                                                       FRANKLIN         FRANKLIN
                                                        OREGON        PENNSYLVANIA
                                                       TAX-FREE         TAX-FREE
                                                      INCOME FUND      INCOME FUND
                                                    --------------   --------------
Assets:
   Investments in securities:
      Cost ......................................   $  997,872,728   $1,080,540,386
                                                    --------------   --------------
      Value .....................................   $1,015,601,329   $1,088,381,631
   Cash .........................................       12,690,331        1,428,328
   Receivables:
      Capital shares sold .......................        4,137,694        4,593,258
      Interest ..................................       11,162,015       16,389,142
   Other assets .................................              844              904
                                                    --------------   --------------
         Total assets ...........................    1,043,592,213    1,110,793,263
                                                    --------------   --------------
Liabilities:
   Payables:
      Capital shares redeemed ...................        1,582,132          839,748
      Affiliates ................................          580,430          641,517
      Distributions to shareholders .............        1,120,856        1,363,260
   Accrued expenses and other liabilities .......           87,343          113,479
                                                    --------------   --------------
         Total liabilities ......................        3,370,761        2,958,004
                                                    --------------   --------------
            Net assets, at value ................   $1,040,221,452   $1,107,835,259
                                                    ==============   ==============
Net assets consist of:
   Paid-in capital ..............................   $1,023,728,650   $1,106,928,066
   Undistributed net investment income ..........        1,699,960          608,198
   Net unrealized appreciation (depreciation) ...       17,728,601        7,841,245
   Accumulated net realized gain (loss) .........       (2,935,759)      (7,542,250)
                                                    --------------   --------------
            Net assets, at value ................   $1,040,221,452   $1,107,835,259
                                                    ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                             208 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009 (unaudited)

                                                  FRANKLIN       FRANKLIN
                                                   OREGON      PENNSYLVANIA
                                                  TAX-FREE       TAX-FREE
                                                 INCOME FUND   INCOME FUND
                                                ------------   ------------
CLASS A:
   Net assets, at value .....................   $877,689,428   $903,246,413
                                                ------------   ------------
   Shares outstanding .......................     75,537,016     89,827,325
                                                ------------   ------------
   Net asset value per share(a) .............   $      11.62   $      10.06
                                                ------------   ------------
   Maximum offering price per share (net
      asset value per share / 95.75%) .......   $      12.14   $      10.51
                                                ------------   ------------
CLASS B:
   Net assets, at value .....................             --   $ 26,519,379
                                                ------------   ------------
   Shares outstanding .......................             --      2,628,274
                                                ------------   ------------
   Net asset value and maximum offering price
      per share(a) ..........................             --   $      10.09
                                                ------------   ------------
CLASS C:
   Net assets, at value .....................   $156,985,235   $173,082,002
                                                ------------   ------------
   Shares outstanding .......................     13,363,015     17,061,273
                                                ------------   ------------
   Net asset value and maximum offering price
      per share(a) ..........................   $      11.75   $      10.14
                                                ------------   ------------
ADVISOR CLASS:
   Net assets, at value .....................   $  5,546,789   $  4,987,465
                                                ------------   ------------
   Shares outstanding .......................        477,294        495,853
                                                ------------   ------------
   Net asset value and maximum offering price
      per share .............................   $      11.62   $      10.06
                                                ------------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 209

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended August 31, 2009 (unaudited)

                                                               FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                               ARIZONA      COLORADO     CONNECTICUT      DOUBLE
                                                               TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                             INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                             -----------   -----------   -----------   -----------
Investment income:
   Interest ..............................................   $27,598,416   $15,227,331   $10,893,775   $14,588,603
                                                             -----------   -----------   -----------   -----------
Expenses:
   Management fees (Note 3a) .............................     2,491,377     1,436,160     1,097,387     1,324,474
   Distribution fees: (Note 3c)
      Class A ............................................       475,169       248,807       173,587       230,374
      Class B ............................................        41,312            --            --            --
      Class C ............................................       283,774       261,155       247,526       241,555
   Transfer agent fees (Note 3e) .........................       154,300       113,959        76,023       140,686
   Custodian fees ........................................         6,914         4,153         3,006         3,932
   Reports to shareholders ...............................        27,472        20,050        13,618        24,549
   Registration and filing fees ..........................        20,470         8,087         6,431        28,789
   Professional fees .....................................        20,041        15,033        13,519        14,280
   Trustees' fees and expenses ...........................         4,375         2,345         1,142         1,485
   Other .................................................        39,670        24,577        22,949        22,792
                                                             -----------   -----------   -----------   -----------
         Total expenses ..................................     3,564,874     2,134,326     1,655,188     2,032,916
                                                             -----------   -----------   -----------   -----------
            Net investment income ........................    24,033,542    13,093,005     9,238,587    12,555,687
                                                             -----------   -----------   -----------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............    (1,094,509)   (1,665,792)       85,831    (2,571,561)
   Net change in unrealized appreciation (depreciation) on
      investments ........................................    44,457,992    33,265,736    20,328,305    29,667,914
                                                             -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) ..................    43,363,483    31,599,944    20,414,136    27,096,353
                                                             -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
   operations ............................................   $67,397,025   $44,692,949   $29,652,723   $39,652,040
                                                             ===========   ===========   ===========   ===========


   The accompanying notes are an integral part of these financial statements.


                            210 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2009 (unaudited)

                                                              FRANKLIN FEDERAL   FRANKLIN FEDERAL     FRANKLIN       FRANKLIN
                                                             INTERMEDIATE-TERM     LIMITED-TERM      HIGH YIELD     NEW JERSEY
                                                                 TAX-FREE            TAX-FREE         TAX-FREE       TAX-FREE
                                                                INCOME FUND         INCOME FUND      INCOME FUND   INCOME FUND
                                                             -----------------   ----------------   ------------   -----------
Investment income:
   Interest ..............................................      $25,812,570         $3,215,572      $187,761,233   $35,458,184
                                                                -----------         ----------      ------------   -----------
Expenses:
   Management fees (Note 3a) .............................        2,735,078            506,374        13,062,994     3,270,709
   Administrative fees (Note 3b) .........................               --            213,873                --            --
   Distribution fees: (Note 3c)
      Class A ............................................          485,186            157,565         2,279,672       563,918
      Class B ............................................               --                 --           273,667       146,209
      Class C ............................................          401,245                 --         2,404,148       727,646
   Transfer agent fees (Note 3e) .........................          287,402             27,200         1,299,906       277,608
   Custodian fees ........................................            6,670              1,485            37,881        10,325
   Reports to shareholders ...............................           44,903              5,351           214,142        46,932
   Registration and filing fees ..........................           70,986             41,225           106,129        18,343
   Professional fees .....................................           18,698             19,104            61,585        22,506
   Trustees' fees and expenses ...........................            3,676                518            14,230         6,047
   Other .................................................           46,708             23,115            95,459        51,899
                                                                -----------         ----------      ------------   -----------
         Total expenses ..................................        4,100,552            995,810        19,849,813     5,142,142
         Expenses waived/paid by affiliates (Note 3f) ....               --           (463,854)               --            --
                                                                -----------         ----------      ------------   -----------
            Net expenses .................................        4,100,552            531,956        19,849,813     5,142,142
                                                                -----------         ----------      ------------   -----------
               Net investment income .....................       21,712,018          2,683,616       167,911,420    30,316,042
                                                                -----------         ----------      ------------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............         (378,306)            (1,024)       (6,941,337)    1,092,385
   Net change in unrealized appreciation (depreciation) on
      investments ........................................       35,147,016          2,324,713       455,429,408    59,557,754
                                                                -----------         ----------      ------------   -----------
Net realized and unrealized gain (loss) ..................       34,768,710          2,323,689       448,488,071    60,650,139
                                                                -----------         ----------      ------------   -----------
Net increase (decrease) in net assets resulting from
   operations ............................................      $56,480,728         $5,007,305      $616,399,491   $90,966,181
                                                                ===========         ==========      ============   ===========

   The accompanying notes are an integral part of these financial statements.


                            Semiannual Report | 211

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended August 31, 2009 (unaudited)

                                                               FRANKLIN      FRANKLIN
                                                                OREGON     PENNSYLVANIA
                                                               TAX-FREE      TAX-FREE
                                                             INCOME FUND    INCOME FUND
                                                             -----------   ------------
Investment income:
   Interest ..............................................   $24,267,049   $26,990,442
                                                             -----------   -----------
Expenses:
   Management fees (Note 3a) .............................     2,319,647     2,479,370
   Distribution fees: (Note 3c)
      Class A ............................................       415,524       420,798
      Class B ............................................            --        93,965
      Class C ............................................       452,128       492,987
   Transfer agent fees (Note 3e) .........................       160,548       246,897
   Custodian fees ........................................         6,758         6,884
   Reports to shareholders ...............................        27,796        39,215
   Registration and filing fees ..........................         8,119        13,250
   Professional fees .....................................        19,629        19,872
   Trustees' fees and expenses ...........................         3,746         4,107
   Other .................................................        42,444        45,227
                                                             -----------   -----------
         Total expenses ..................................     3,456,339     3,862,572
                                                             -----------   -----------
            Net investment income ........................    20,810,710    23,127,870
                                                             -----------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............     1,113,226    (1,224,906)
   Net change in unrealized appreciation (depreciation) on
      investments ........................................    34,985,232    44,531,717
                                                             -----------   -----------
Net realized and unrealized gain (loss) ..................    36,098,458    43,306,811
                                                             -----------   -----------
Net increase (decrease) in net assets resulting from
   operations ............................................   $56,909,168   $66,434,681
                                                             ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                            212 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FRANKLIN ARIZONA                       FRANKLIN COLORADO
                                                                TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                        ------------------------------------   ------------------------------------
                                                        SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                         AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009      YEAR ENDED
                                                           (UNAUDITED)     FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                        ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................    $   24,033,542     $   47,092,985       $ 13,093,005       $ 24,302,683
      Net realized gain (loss) from investments .....        (1,094,509)         5,104,625         (1,665,792)          (476,720)
      Net change in unrealized appreciation
         (depreciation) on investments ..............        44,457,992        (23,832,562)        33,265,736        (19,209,407)
                                                         --------------     --------------       ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ............        67,397,025         28,365,048         44,692,949          4,616,556
                                                         --------------     --------------       ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (22,515,625)       (42,645,873)       (11,703,415)       (21,514,143)
         Class B ....................................          (273,481)          (645,470)                --                 --
         Class C ....................................        (1,796,309)        (2,907,445)        (1,645,143)        (2,616,170)
         Advisor Class ..............................           (16,753)              (148)           (17,779)                --
                                                         --------------     --------------       ------------       ------------
   Total distributions to shareholders ..............       (24,602,168)       (46,198,936)       (13,366,337)       (24,130,313)
                                                         --------------     --------------       ------------       ------------
   Capital share transactions: (Note 2)
         Class A ....................................        16,359,733         22,129,364         24,766,621         37,449,907
         Class B ....................................        (3,518,658)        (3,377,558)                --                 --
         Class C ....................................        15,142,502         15,704,782         20,305,201         15,881,168
         Advisor Class ..............................         3,300,452              5,000          9,747,351                 --
                                                         --------------     --------------       ------------       ------------
   Total capital share transactions .................        31,284,029         34,461,588         54,819,173         53,331,075
                                                         --------------     --------------       ------------       ------------
   Redemption fees ..................................                --              1,058                 --                 71
                                                         --------------     --------------       ------------       ------------
            Net increase (decrease) in net assets ...        74,078,886         16,628,758         86,145,785         33,817,389
Net assets:
   Beginning of period ..............................     1,013,334,895        996,706,137        534,438,096        500,620,707
                                                         --------------     --------------       ------------       ------------
   End of period ....................................    $1,087,413,781     $1,013,334,895       $620,583,881       $534,438,096
                                                         ==============     ==============       ============       ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period .................................    $     (222,323)    $      346,303       $   (313,852)      $    (40,520)
                                                         ==============     ==============       ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 213

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                FRANKLIN CONNECTICUT                        FRANKLIN DOUBLE
                                                                TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                        ------------------------------------   ------------------------------------
                                                        SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                         AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009       YEAR ENDED
                                                           (UNAUDITED)     FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                        ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................     $  9,238,587       $ 17,443,698        $ 12,555,687       $ 25,091,311
      Net realized gain (loss) from investments .....           85,831            256,393          (2,571,561)          (514,867)
      Net change in unrealized appreciation
         (depreciation) on investments ..............       20,328,305        (11,406,182)         29,667,914        (32,138,084)
                                                          ------------       ------------        ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ............       29,652,723          6,293,909          39,652,040         (7,561,640)
                                                          ------------       ------------        ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (7,838,708)       (14,619,347)        (10,999,977)       (21,851,064)
         Class C ....................................       (1,462,102)        (2,439,850)         (1,567,559)        (2,889,132)
         Advisor Class ..............................           (5,404)                --              (3,704)                --
                                                          ------------       ------------        ------------       ------------
   Total distributions to shareholders ..............       (9,306,214)       (17,059,197)        (12,571,240)       (24,740,196)
                                                          ------------       ------------        ------------       ------------
   Capital share transactions: (Note 2)
         Class A ....................................       16,527,838         31,280,348         (23,732,698)        33,331,759
         Class C ....................................        9,040,715         17,336,628           1,273,375          9,945,890
         Advisor Class ..............................        3,354,936                 --           2,130,804                 --
                                                          ------------       ------------        ------------       ------------
   Total capital share transactions .................       28,923,489         48,616,976         (20,328,519)        43,277,649
                                                          ------------       ------------        ------------       ------------
   Redemption fees ..................................               --                905                  --                  2
                                                          ------------       ------------        ------------       ------------
         Net increase (decrease) in net assets ......       49,269,998         37,852,593           6,752,281         10,975,815
Net assets:
   Beginning of period ..............................      408,886,141        371,033,548         540,475,695        529,499,880
                                                          ------------       ------------        ------------       ------------
   End of period ....................................     $458,156,139       $408,886,141        $547,227,976       $540,475,695
                                                          ============       ============        ============       ============
Undistributed net investment income included
   in net assets:
      End of period .................................     $     74,874       $    142,501        $     71,395       $     86,948
                                                          ============       ============        ============       ============

   The accompanying notes are an integral part of these financial statements.


                             214 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   FRANKLIN FEDERAL                      FRANKLIN FEDERAL
                                                                  INTERMEDIATE-TERM                        LIMITED-TERM
                                                                TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                        ------------------------------------   ------------------------------------
                                                        SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                         AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009       YEAR ENDED
                                                           (UNAUDITED)     FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                        ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................    $   21,712,018      $ 32,673,362        $  2,683,616       $  2,653,224
      Net realized gain (loss) from investments .....          (378,306)       (5,898,016)             (1,024)             1,360
      Net change in unrealized appreciation
         (depreciation) on investments ..............        35,147,016           853,246           2,324,713          2,228,049
                                                         --------------      ------------        ------------       ------------
            Net increase (decrease) in net assets
               resulting from operations ............        56,480,728        27,628,592           5,007,305          4,882,633
                                                         --------------      ------------        ------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (19,765,474)      (30,459,619)         (2,724,033)        (2,560,784)
         Class C ....................................        (2,088,598)       (1,859,248)                 --                 --
         Advisor Class ..............................          (464,052)          (15,691)                 --                 --
                                                         --------------      ------------        ------------       ------------
   Total distributions to shareholders ..............       (22,318,124)      (32,334,558)         (2,724,033)        (2,560,784)
                                                         --------------      ------------        ------------       ------------
   Capital share transactions: (Note 2)
         Class A ....................................       185,950,056       178,559,999          75,320,862        138,650,302
         Class C ....................................        68,122,989        56,328,454                  --                 --
         Advisor Class ..............................        78,664,068         5,798,352                  --                 --
                                                         --------------      ------------        ------------       ------------
   Total capital share transactions .................       332,737,113       240,686,805          75,320,862        138,650,302
                                                         --------------      ------------        ------------       ------------
   Redemption fees ..................................                --             4,722                  --                195
                                                         --------------      ------------        ------------       ------------
            Net increase (decrease) in net assets ...       366,899,717       235,985,561          77,604,134        140,972,346
Net assets:
   Beginning of period ..............................       970,581,172       734,595,611         184,886,617         43,914,271
                                                         --------------      ------------        ------------       ------------
   End of period ....................................    $1,337,480,889      $970,581,172        $262,490,751       $184,886,617
                                                         ==============      ============        ============       ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
      End of period .................................    $     (655,007)     $    (48,901)       $    102,436       $    142,853
                                                         ==============      ============        ============       ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 215

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           FRANKLIN HIGH YIELD                    FRANKLIN NEW JERSEY
                                                          TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                  ------------------------------------   ------------------------------------
                                                  SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                   AUGUST 31, 2009       YEAR ENDED       AUGUST 31, 2009       YEAR ENDED
                                                    (UNAUDITED)      FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                  ----------------   -----------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................   $  167,911,420      $  320,836,575      $   30,316,042     $   59,183,522
      Net realized gain (loss) from investments       (6,941,337)        (60,042,484)          1,092,385         (1,555,323)
      Net change in unrealized appreciation
         (depreciation) on investments ........      455,429,408        (704,879,658)         59,557,754        (27,966,668)
                                                  --------------     ---------------      --------------     --------------
            Net increase (decrease) in net
               assets resulting from
               operations .....................      616,399,491        (444,085,567)         90,966,181         29,661,531
                                                  --------------     ---------------      --------------     --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................     (144,642,210)       (265,600,315)        (25,106,249)       (48,093,024)
         Class B ..............................       (2,439,783)         (5,867,253)           (876,993)        (2,065,841)
         Class C ..............................      (21,005,801)        (36,047,885)         (4,291,175)        (7,248,870)
         Advisor Class ........................       (8,794,033)         (9,414,085)            (60,692)           (26,899)
                                                  --------------     ---------------      --------------     --------------
      Total distributions to shareholders .....     (176,881,827)       (316,929,538)        (30,335,109)       (57,434,634)
                                                  --------------     ---------------      --------------     --------------
      Capital share transactions: (Note 2)
         Class A ..............................      302,442,557          96,370,949           3,964,275         41,516,354
         Class B ..............................      (13,758,488)        (38,213,935)         (7,926,065)       (12,231,096)
         Class C ..............................      110,770,856          62,822,395          30,802,568         45,319,925
         Advisor Class ........................      271,790,439          51,724,633          10,640,857            833,205
                                                  --------------     ---------------      --------------     --------------
      Total capital share transactions ........      671,245,364         172,704,042          37,481,635         75,438,388
                                                  --------------     ---------------      --------------     --------------
      Redemption fees .........................               --               6,664                  --              2,210
                                                  --------------     ---------------      --------------     --------------
            Net increase (decrease) in net
               assets .........................    1,110,763,028        (588,304,399)         98,112,707         47,667,495
Net assets:
   Beginning of period ........................    5,177,320,827       5,765,625,226       1,356,185,964      1,308,518,469
                                                  --------------     ---------------      --------------     --------------
   End of period ..............................   $6,288,083,855      $5,177,320,827      $1,454,298,671     $1,356,185,964
                                                  ==============     ===============      ==============     ==============
Undistributed net investment income included
   in net assets:
   End of period ..............................   $    5,497,543     $    14,467,950      $      937,362     $      956,429
                                                  ==============     ===============      ==============     ==============

   The accompanying notes are an integral part of these financial statements.


                             216 | Semiannual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FRANKLIN OREGON                      FRANKLIN PENNSYLVANIA
                                                          TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                  ------------------------------------   ------------------------------------
                                                  SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                   AUGUST 31, 2009      YEAR ENDED        AUGUST 31, 2009       YEAR ENDED
                                                     (UNAUDITED)     FEBRUARY 28, 2009      (UNAUDITED)     FEBRUARY 28, 2009
                                                  ----------------  ------------------   ----------------   -----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................    $   20,810,710      $ 38,025,397       $   23,127,870      $ 42,748,482
      Net realized gain (loss) from investments         1,113,226         2,267,270           (1,224,906)         (192,563)
      Net change in unrealized appreciation
         (depreciation) on investments ........        34,985,232       (10,042,779)          44,531,717       (21,524,495)
                                                   --------------      ------------       --------------      ------------
            Net increase (decrease) in net
               assets resulting from
               operations .....................        56,909,168        30,249,888           66,434,681        21,031,424
                                                   --------------      ------------       --------------      ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................       (18,622,852)      (32,925,838)         (19,564,373)      (35,456,429)
         Class B ..............................                --                --             (579,579)       (1,313,880)
         Class C ..............................        (2,688,271)       (4,109,955)          (2,983,654)       (4,778,492)
         Advisor Class ........................            (9,165)               --               (8,390)               --
                                                   --------------      ------------       --------------      ------------
      Total distributions to shareholders .....       (21,320,288)      (37,035,793)         (23,135,996)      (41,548,801)
      Capital share transactions: (Note 2)
         Class A ..............................        59,744,746        73,767,265           47,312,259        66,846,896
         Class B ..............................                --                --           (4,836,894)       (6,521,436)
         Class C ..............................        28,710,550        27,262,962           31,248,373        31,286,715
         Advisor Class ........................         5,483,766                --            4,928,603                --
                                                   --------------      ------------       --------------      ------------
      Total capital share transactions ........        93,939,062       101,030,227           78,652,341        91,612,175
                                                   --------------      ------------       --------------      ------------
      Redemption fees .........................                --             1,026                   --               501
                                                   --------------      ------------       --------------      ------------
            Net increase (decrease) in net
               assets .........................       129,527,942        94,245,348          121,951,026        71,095,299
Net assets:
   Beginning of period ........................       910,693,510       816,448,162          985,884,233       914,788,934
                                                   --------------      ------------       --------------      ------------
   End of period ..............................    $1,040,221,452      $910,693,510       $1,107,835,259      $985,884,233
                                                   ==============      ============       ==============      ============
Undistributed net investment income included
   in net assets:
   End of period ..............................    $    1,699,960      $  2,209,538       $      608,198      $    616,324
                                                   ==============      ============       ==============      ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 217

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, ten of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 15, 2009, the Franklin Colorado Tax-Free Income Fund, the Franklin Connecticut Tax-Free Income Fund, the Franklin Double Tax-Free Income Fund, the Franklin Oregon Tax-Free Income Fund, and the Franklin Pennsylvania Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                              CLASS A, CLASS C & ADVISOR CLASS
-------                                              --------------------------------
Franklin Federal Limited-Term Tax-Free Income Fund   Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free Income Fund

CLASS A, CLASS B, CLASS C & ADVISOR CLASS
Franklin Arizona Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which


                             218 | Semiannual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Funds may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends are reinvested and paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                             Semiannual Report | 219

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             220 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN ARIZONA            FRANKLIN COLORADO
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................     6,386,795   $  66,140,802    5,234,252   $ 58,030,476
   Shares issued in reinvestment of distributions ..     1,248,457      12,952,652      646,394      7,196,954
   Shares redeemed .................................    (6,061,713)    (62,733,721)  (3,638,303)   (40,460,809)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     1,573,539   $  16,359,733    2,242,343   $ 24,766,621
                                                       ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold .....................................    17,238,832   $ 179,568,520   11,044,781   $123,137,478
   Shares issued in reinvestment of distributions ..     2,367,049      24,288,648    1,178,442     13,011,390
   Shares redeemed .................................   (17,953,631)   (181,727,804)  (9,027,007)   (98,698,961)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     1,652,250   $  22,129,364    3,196,216   $ 37,449,907
                                                       ===========   =============   ==========   ============
CLASS B SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................         7,176   $      74,783
   Shares issued in reinvestment of distributions ..        16,147         168,406
   Shares redeemed .................................      (359,838)     (3,761,847)
                                                       -----------   -------------
   Net increase (decrease) .........................      (336,515)  $  (3,518,658)
                                                       ===========   =============
Year ended February 28, 2009
   Shares sold .....................................        26,738   $     274,783
   Shares issued in reinvestment of distributions ..        39,754         411,280
   Shares redeemed .................................      (395,158)     (4,063,621)
                                                       -----------   -------------
   Net increase (decrease) .........................      (328,666)  $  (3,377,558)
                                                       ===========   =============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................     1,867,909   $  19,591,195    2,155,119   $ 24,202,203
   Shares issued in reinvestment of distributions ..       111,669       1,172,175      104,789      1,177,044
   Shares redeemed .................................      (537,715)     (5,620,868)    (454,125)    (5,074,046)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     1,441,863   $  15,142,502    1,805,783   $ 20,305,201
                                                       ===========   =============   ==========   ============
Year ended February 28, 2009
   Shares sold .....................................     2,875,619   $  30,210,078    2,631,956   $ 29,904,244
   Shares issued in reinvestment of distributions ..       185,682       1,923,396      166,791      1,852,485
   Shares redeemed .................................    (1,594,568)    (16,428,692)  (1,431,043)   (15,875,561)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................     1,466,733   $  15,704,782    1,367,704   $ 15,881,168
                                                       ===========   =============   ==========   ============


                             Semiannual Report | 221

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             FRANKLIN ARIZONA            FRANKLIN COLORADO
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   -------------------------
                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                       -----------   -------------   ----------   ------------
ADVISOR CLASS SHARES:
Six Months ended August 31, 2009(a)
   Shares sold .....................................       335,852   $   3,503,311      952,096   $ 10,711,302
   Shares issued in reinvestment of distributions ..           198           2,069            1             10
   Shares redeemed .................................       (19,462)       (204,928)     (85,306)      (963,961)
                                                       -----------   -------------   ----------   ------------
   Net increase (decrease) .........................       316,588   $   3,300,452      866,791   $  9,747,351
                                                       ===========   =============   ==========   ============
Year ended February 28, 2009(b)
   Shares sold .....................................           470   $       5,000
                                                       ===========   =============

(a) For the period July 15, 2009 (effective date) to August 31, 2009, for the Franklin Colorado Tax-Free Income Fund Advisor Class Shares.

(b)  For the period July 1, 2008 (effective date) to February 28, 2009.

                                                           FRANKLIN CONNECTICUT            FRANKLIN DOUBLE
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   --------------------------
                                                          SHARES         AMOUNT        SHARES         AMOUNT
                                                       -----------   -------------   ----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................     3,565,025   $  37,094,707    3,714,249   $  39,651,888
   Shares issued in reinvestment of distributions ..       427,691       4,460,652      722,862       7,740,649
   Shares redeemed .................................    (2,411,623)    (25,027,521)  (6,695,279)    (71,125,235)
                                                       -----------   -------------   ----------   -------------
   Net increase (decrease) .........................     1,581,093   $  16,527,838   (2,258,168)  $ (23,732,698)
                                                       ===========   =============   ==========   =============
Year ended February 28, 2009
   Shares sold .....................................    11,862,212   $ 123,167,352   11,257,062   $ 122,507,234
   Shares issued in reinvestment of distributions ..       827,813       8,550,106    1,439,308      15,609,611
   Shares redeemed .................................    (9,864,969)   (100,437,110)  (9,974,418)   (104,785,086)
                                                       -----------   -------------   ----------   -------------
   Net increase (decrease) .........................     2,825,056   $  31,280,348    2,721,952   $  33,331,759
                                                       ===========   =============   ==========   =============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................     1,336,414   $  13,991,687      852,217   $   9,134,787
   Shares issued in reinvestment of distributions ..        87,328         916,175       98,326       1,057,553
   Shares redeemed .................................      (561,959)     (5,867,147)    (833,869)     (8,918,965)
                                                       -----------   -------------   ----------   -------------
   Net increase (decrease) .........................       861,783   $   9,040,715      116,674   $   1,273,375
                                                       ===========   =============   ==========   =============
Year ended February 28, 2009
   Shares sold .....................................     2,845,749   $  29,996,105    2,544,898   $  28,039,246
   Shares issued in reinvestment of distributions ..       153,663       1,592,772      179,371       1,949,699
   Shares redeemed .................................    (1,387,600)    (14,252,249)  (1,895,711)    (20,043,055)
                                                       -----------   -------------   ----------   -------------
   Net increase (decrease) .........................     1,611,812   $  17,336,628      828,558   $   9,945,890
                                                       ===========   =============   ==========   =============


                             222 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN CONNECTICUT            FRANKLIN DOUBLE
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   --------------------------
                                                          SHARES         AMOUNT        SHARES         AMOUNT
                                                       -----------   -------------   ----------   -------------
ADVISOR CLASS SHARES:
Period ended August 31, 2009(a)
   Shares sold .....................................       318,256   $   3,354,795      194,631   $   2,133,154
   Shares issued in reinvestment of distributions ..            13             141           --              --
   Shares redeemed .................................            --              --         (213)         (2,350)
                                                       -----------   -------------   ----------   -------------
   Net increase (decrease) .........................       318,269   $   3,354,936      194,418   $   2,130,804
                                                       ===========   =============   ==========   =============

(a)  For the period July 15, 2009 (effective date) to August 31, 2009.

                                                             FRANKLIN FEDERAL             FRANKLIN FEDERAL
                                                            INTERMEDIATE-TERM               LIMITED-TERM
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       ---------------------------   --------------------------
                                                          SHARES         AMOUNT        SHARES         AMOUNT
                                                       -----------   -------------   ----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................    33,586,044   $ 372,382,538   11,403,775   $ 115,930,099
   Shares issued in reinvestment of distributions ..     1,177,517      13,099,735      184,115       1,872,709
   Shares redeemed .................................   (17,971,253)   (199,532,217)  (4,181,110)    (42,481,946)
                                                       -----------   -------------   ----------   -------------
   Net increase (decrease) .........................    16,792,308   $ 185,950,056    7,406,780   $  75,320,862
                                                       ===========   =============   ==========   =============
Year ended February 28, 2009
   Shares sold .....................................    46,595,106   $ 510,936,101   13,845,442   $ 138,586,300
   Shares issued on merger (Note 8) ................            --              --    5,130,761      51,153,690
   Shares issued in reinvestment of distributions ..     1,709,078      18,865,223      181,546       1,821,134
   Shares redeemed .................................   (32,181,764)   (351,241,325)  (5,282,411)    (52,910,822)
                                                       -----------   -------------   ----------   -------------
   Net increase (decrease) .........................    16,122,420   $ 178,559,999   13,875,338   $ 138,650,302
                                                       ===========   =============   ==========   =============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold .....................................     7,020,661   $  78,124,091
   Shares issued in reinvestment of distributions ..       105,042       1,171,819
   Shares redeemed .................................    (1,005,313)    (11,172,921)
                                                       -----------   -------------
   Net increase (decrease) .........................     6,120,390   $  68,122,989
                                                       ===========   =============
Year ended February 28, 2009
   Shares sold .....................................     6,525,110   $  71,485,775
   Shares issued in reinvestment of distributions ..        98,173       1,082,195
   Shares redeemed .................................    (1,486,661)    (16,239,516)
                                                       -----------   -------------
   Net increase (decrease) .........................     5,136,622   $  56,328,454
                                                       ===========   =============


                             Semiannual Report | 223

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        FRANKLIN FEDERAL
                                                       INTERMEDIATE-TERM
                                                      TAX-FREE INCOME FUND
                                                     -----------------------
                                                      SHARES        AMOUNT
                                                     ---------   -----------
ADVISOR CLASS SHARES:
Six Months ended August 31, 2009
   Shares sold ...................................   7,336,272   $81,987,293
   Shares issued in reinvestment of
      distributions ..............................       7,571        84,475
   Shares redeemed ...............................    (303,266)   (3,407,700)
                                                     ---------   -----------
   Net increase (decrease) .......................   7,040,577   $78,664,068
                                                     =========   ===========
Period ended February 28, 2009(a)
   Shares sold ...................................     536,388   $ 5,931,495
   Shares issued in reinvestment of
      distributions ..............................         487         5,387
   Shares redeemed ...............................     (12,486)     (138,530)
                                                     ---------   -----------
   Net increase (decrease) .......................     524,389   $ 5,798,352
                                                     =========   ===========

(a)  For the period December 1, 2008 (effective date) to February 28, 2009

                                                      FRANKLIN HIGH YIELD             FRANKLIN NEW JERSEY
                                                      TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                 ------------------------------   ---------------------------
                                                    SHARES           AMOUNT          SHARES         AMOUNT
                                                 ------------   ---------------   -----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold ...............................     57,976,389   $   525,165,333    10,116,737   $ 116,409,763
   Shares issued in reinvestment of
      distributions ..........................      9,301,453        84,446,807     1,376,018      15,869,588
   Shares redeemed ...........................    (33,897,521)     (307,169,583)  (11,103,743)   (128,315,076)
                                                 ------------   ---------------   -----------   -------------
   Net increase (decrease) ...................     33,380,321   $   302,442,557       389,012   $   3,964,275
                                                 ============   ===============   ===========   =============
Year ended February 28, 2009
   Shares sold ...............................     99,498,655   $   944,382,913    26,211,231   $ 302,139,948
   Shares issued in reinvestment of
      distributions ..........................     16,553,818       155,044,587     2,667,263      30,416,202
   Shares redeemed ...........................   (109,063,108)   (1,003,056,551)  (25,875,804)   (291,039,796)
                                                 ------------   ---------------   -----------   -------------
   Net increase (decrease) ...................      6,989,365   $    96,370,949     3,002,690   $  41,516,354
                                                 ============   ===============   ===========   =============
CLASS B SHARES:
Six Months ended August 31, 2009
   Shares sold ...............................        205,401   $     1,862,092        16,890   $     194,647
   Shares issued in reinvestment of
      distributions ..........................        151,600         1,384,445        51,355         595,537
   Shares redeemed ...........................     (1,860,973)      (17,005,025)     (751,338)     (8,716,249)
                                                 ------------   ---------------   -----------   -------------
   Net increase (decrease) ...................     (1,503,972)  $   (13,758,488)     (683,093)  $  (7,926,065)
                                                 ============   ===============   ===========   =============
Year ended February 28, 2009
   Shares sold ...............................        409,414   $     3,782,361       123,361   $   1,417,153
   Shares issued in reinvestment of
      distributions ..........................        358,840         3,406,236       121,523       1,396,494
   Shares redeemed ...........................     (4,787,219)      (45,402,532)   (1,322,152)    (15,044,743)
                                                 ------------   ---------------   -----------   -------------
   Net increase (decrease) ...................     (4,018,965)  $   (38,213,935)   (1,077,268)  $ (12,231,096)
                                                 ============   ===============   ===========   =============


                            224 | Semiannual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    FRANKLIN HIGH YIELD             FRANKLIN NEW JERSEY
                                                    TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                 -----------------------------   --------------------------
                                                      SHARES        AMOUNT          SHARES        AMOUNT
                                                 ------------   --------------   -----------   ------------
CLASS C SHARES:
   Six Months ended August 31, 2009
   Shares sold ...............................     15,424,397   $  141,884,565     3,862,575   $ 44,916,769
   Shares issued in reinvestment
      of distributions .......................      1,399,908       12,878,326       240,644      2,800,854
   Shares redeemed ...........................     (4,808,578)    (43,992,035)    (1,463,269)   (16,915,055)
                                                 ------------   --------------   -----------   ------------
   Net increase (decrease) ...................     12,015,727   $  110,770,856     2,639,950   $ 30,802,568
                                                 ============   ==============   ===========   ============
Year ended February 28, 2009
   Shares sold ...............................     22,102,468   $  213,928,128     6,637,192   $ 77,489,763
   Shares issued in reinvestment
      of distributions .......................      2,321,734       21,963,042       420,048      4,823,386
   Shares redeemed ...........................    (18,591,917)    (173,068,775)   (3,260,430)   (36,993,224)
                                                 ------------   --------------   -----------   ------------
   Net increase (decrease) ...................      5,832,285   $   62,822,395     3,796,810   $ 45,319,925
                                                 ============   ==============   ===========   ============
ADVISOR CLASS SHARES:
Six Months ended August 31, 2009
   Shares sold ...............................     33,237,854   $  303,101,182       952,514   $ 11,017,989
   Shares issued in reinvestment
      of distributions .......................        472,239        4,330,914         1,196         13,788
   Shares redeemed ...........................     (3,963,036)     (35,641,657)      (33,741)      (390,920)
                                                 ------------   --------------   -----------   ------------
   Net increase (decrease) ...................     29,747,057   $  271,790,439       919,969   $ 10,640,857
                                                 ============   ==============   ===========   ============
Year ended February 28, 2009(a)
   Shares sold ...............................     17,120,226   $  159,988,036       111,166   $  1,311,170
   Shares issued in reinvestment
      of distributions .......................        249,047        2,299,853         1,279         14,197
   Shares redeemed ...........................    (12,252,212)    (110,563,256)      (44,292)      (492,162)
                                                 ------------   --------------   -----------   ------------
   Net increase (decrease) ...................      5,117,061   $   51,724,633        68,153   $    833,205
                                                 ============   ==============   ===========   ============

(a) For the period July 1, 2008 (effective date) to February 28, 2009, for the Franklin New Jersey Tax-Free Income Fund Advisor Class Shares.


                                                        FRANKLIN OREGON             FRANKLIN PENNSYLVANIA
                                                      TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                 -----------------------------   ---------------------------
                                                      SHARES        AMOUNT          SHARES        AMOUNT
                                                 ------------   --------------   -----------   -------------
CLASS A SHARES:
Six Months ended August 31, 2009
   Shares sold ...............................      8,469,139   $   96,349,732     8,952,293   $  88,200,284
   Shares issued in reinvestment of
      distributions ..........................      1,136,728       12,963,231     1,210,329      11,946,187
   Shares redeemed ...........................     (4,353,950)     (49,568,217)   (5,370,816)    (52,834,212)
                                                 ------------   --------------   -----------   -------------
   Net increase (decrease) ...................      5,251,917   $   59,744,746     4,791,806   $  47,312,259
                                                 ============   ==============   ===========   =============
Year ended February 28, 2009
   Shares sold ...............................     14,721,824   $  167,284,597    16,594,823   $ 161,859,979
   Shares issued in reinvestment of
   distributions .............................      2,080,516       23,381,133     2,232,346      21,701,112
   Shares redeemed ...........................    (10,487,489)    (116,898,465)  (12,195,590)   (116,714,195)
                                                 ------------   --------------   -----------   -------------
   Net increase (decrease) ...................      6,314,851   $   73,767,265     6,631,579   $  66,846,896
                                                 ============   ==============   ===========   =============


                            Semiannual Report | 225

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        FRANKLIN OREGON             FRANKLIN PENNSYLVANIA
                                                      TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                 -----------------------------   --------------------------
                                                      SHARES        AMOUNT          SHARES        AMOUNT
                                                 ------------   --------------   -----------   ------------
CLASS B SHARES:
Six Months ended August 31, 2009
   Shares sold ...............................                                         4,587   $     45,222
   Shares issued in reinvestment of
      distributions ..........................                                        36,053        356,921
   Shares redeemed ...........................                                      (530,093)    (5,239,037)
                                                                                 -----------   ------------
   Net increase (decrease) ...................                                      (489,453)  $ (4,836,894)
                                                                                 ===========   ============
Year ended February 28, 2009
   Shares sold ...............................                                        43,566   $    424,464
   Shares issued in reinvestment of
      distributions ..........................                                        83,291        815,180
   Shares redeemed ...........................                                      (797,396)    (7,761,080)
                                                                                 -----------   ------------
   Net increase (decrease) ...................                                      (670,539)  $ (6,521,436)
                                                                                 ===========   ============
CLASS C SHARES:
Six Months ended August 31, 2009
   Shares sold ...............................      3,051,186   $   35,092,893     3,820,239   $ 38,022,291
   Shares issued in reinvestment of
      distributions ..........................        162,238       1,871,502        194,953      1,941,654
   Shares redeemed ...........................       (719,045)     (8,253,845)      (879,454)    (8,715,572)
                                                 ------------   --------------   -----------   ------------
   Net increase (decrease) ...................      2,494,379   $   28,710,550     3,135,738   $ 31,248,373
                                                 ============   ==============   ===========   ============
Year ended February 28, 2009
   Shares sold ...............................      3,723,660   $   42,658,970     4,895,633   $ 48,518,545
   Shares issued in reinvestment of
      distributions ..........................        248,209        2,815,631       309,413      3,027,106
   Shares redeemed ...........................     (1,621,344)     (18,211,639)   (2,112,955)   (20,258,936)
                                                 ------------   --------------   -----------   ------------
   Net increase (decrease) ...................      2,350,525   $   27,262,962     3,092,091   $ 31,286,715
                                                 ============   ==============   ===========   ============
ADVISOR CLASS SHARES:
Period ended August 31, 2009(a)
   Shares sold ...............................        477,736   $    5,488,869       504,267   $  5,012,576
   Shares issued in reinvestment of
      distributions ..........................             29              337            --             --
   Shares redeemed ...........................           (471)          (5,440)       (8,414)       (83,973)
                                                 ------------   --------------   -----------   ------------
   Net increase (decrease) ...................        477,294   $    5,483,766       495,853   $  4,928,603
                                                 ============   ==============   ===========   ============

(a)  For the period July 15, 2009 (effective date) to August 31, 2009.


                            226 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ---------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.500%         Up to and including $100 million
       0.450%         Over $100 million, up to and including $250 million
       0.425%         Over $250 million, up to and including $500 million
       0.400%         In excess of $500 million

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of its respective average daily net assets. Under an agreement with Advisers, the administrative fee for the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, is paid by Advisers based on each fund's average daily net assets, and is not an additional expense of the funds.


                             Semiannual Report | 227

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B and C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                         ARIZONA      COLORADO    CONNECTICUT      DOUBLE
                        TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                      INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                      -----------   -----------   -----------   -----------
Reimbursement Plans:
   Class A .........      0.10%        0.10%         0.10%         0.10%
Compensation Plans:
   Class B .........      0.65%          --            --            --
   Class C .........      0.65%        0.65%         0.65%         0.65%

                          FRANKLIN       FRANKLIN
                          FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                       INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                       TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                        INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                       -------------   ------------   -----------   -----------
Reimbursement Plans:
   Class A .........       0.10%           0.15%         0.10%         0.10%
Compensation Plans:
   Class B .........         --              --          0.65%         0.65%
   Class C .........       0.65%             --          0.65%         0.65%

                         FRANKLIN      FRANKLIN
                          OREGON     PENNSYLVANIA
                         TAX-FREE      TAX-FREE
                       INCOME FUND    INCOME FUND
                       -----------   ------------
Reimbursement Plans:
   Class A .........      0.10%          0.10%
Compensation Plans:
   Class B .........        --           0.65%
   Class C .........      0.65%          0.65%


                            228 | Semiannual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                   FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                   ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                                                   TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                 INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                 -----------   -----------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......     $164,470      $139,563      $75,680       $89,107
Contingent deferred sales charges retained ...     $  7,892      $  7,788      $18,433       $11,294

                                                    FRANKLIN       FRANKLIN
                                                    FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                 INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                 TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                  INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                 -------------   ------------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......      $171,935        $59,975       $864,218   $208,380
Contingent deferred sales charges retained ...      $ 57,369        $35,149       $ 83,715   $ 44,945

                                                   FRANKLIN      FRANKLIN
                                                    OREGON     PENNSYLVANIA
                                                   TAX-FREE      TAX-FREE
                                                 INCOME FUND    INCOME FUND
                                                 -----------   ------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .......     $288,535     $250,376
Contingent deferred sales charges retained ...     $  6,698     $ 27,593

E. TRANSFER AGENT FEES

For the period ended August 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                            FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                            ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                            TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                          INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                          -----------   -----------   -----------   -----------
Transfer agent fees ...     $92,089       $64,586       $48,061       $80,458

                             FRANKLIN       FRANKLIN
                             FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                          INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                          TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                           INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                          -------------   ------------   -----------   -----------
Transfer agent fees ...     $156,474         $16,777       $844,165      $170,021

                            FRANKLIN      FRANKLIN
                             OREGON     PENNSYLVANIA
                            TAX-FREE      TAX-FREE
                          INCOME FUND    INCOME FUND
                          -----------   ------------
Transfer agent fees ...     $94,370       $154,160


                             Semiannual Report | 229

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Federal Limited-Term Tax-Free Income Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through June 30, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After June 30, 2010, FT Services and Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2009, the capital loss carryforwards were as follows:

                                            FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                            ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                                            TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                          INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                          -----------   -----------   -----------   -----------
Capital loss carryforwards expiring in:
   2011 ...............................   $        --    $   81,665    $   53,698    $       --
   2012 ...............................    13,433,836     4,695,674     3,034,219            --
   2013 ...............................            --            --            --       200,921
   2014 ...............................     2,638,564            --            --       152,458
   2015 ...............................       659,023            --            --       134,018
   2016 ...............................            --            --            --       503,897
   2017 ...............................            --            --            --       944,001
                                          -----------    ----------    ----------    ----------
                                          $16,731,423    $4,777,339    $3,087,917    $1,935,295
                                          ===========    ==========    ==========    ==========

                                             FRANKLIN       FRANKLIN
                                             FEDERAL         FEDERAL       FRANKLIN       FRANKLIN
                                          INTERMEDIATE-   LIMITED-TERM    HIGH YIELD     NEW JERSEY
                                          TERM TAX-FREE     TAX-FREE       TAX-FREE       TAX-FREE
                                           INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                          -------------   ------------   ------------   -----------
Capital loss carryforwards expiring in:
   2010 ...............................    $   614,893     $     --      $ 63,519,381    $       --
   2011 ...............................             --           --       131,377,453            --
   2012 ...............................      2,156,839           --        50,621,589     1,217,817
   2013 ...............................        373,568           --        35,250,377            --
   2014 ...............................        213,358      337,388         7,711,279            --
   2015 ...............................        361,303      321,499                --            --
   2016 ...............................      1,114,337       17,957        62,972,830            --
   2017 ...............................      6,237,620           --        15,478,643       898,017
                                           -----------     --------      ------------    ----------
                                           $11,071,918     $676,844(a)   $366,931,552    $2,115,834
                                           ===========     ========      ============    ==========

(a) Includes $212,721 and $118,982 from the merged Franklin California Limited-Term Tax-Free Income Fund and Franklin New York Limited-Term Tax-Free Income Fund, respectively, which may be carried over to offset future capital gains.


                             230 | Semiannual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                            FRANKLIN      FRANKLIN
                                             OREGON     PENNSYLVANIA
                                            TAX-FREE      TAX-FREE
                                          INCOME FUND    INCOME FUND
                                          -----------   ------------
Capital loss carryforwards expiring in:
   2010 ...............................    $  361,802    $4,700,564
   2012 ...............................     2,455,722            --
   2013 ...............................            --       876,215
   2016 ...............................       972,134            --
                                           ----------    ----------
                                           $3,789,658    $5,576,779
                                           ==========    ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2009, deferred losses were as follows:

  FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
  COLORADO     HIGH YIELD    NEW JERSEY     OREGON
  TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
-----------   -----------   -----------   -----------
  $788,740    $45,398,195     $750,597      $196,593

At August 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    FRANKLIN        FRANKLIN       FRANKLIN
                                                     ARIZONA        COLORADO     CONNECTICUT
                                                    TAX-FREE        TAX-FREE       TAX-FREE
                                                   INCOME FUND     INCOME FUND   INCOME FUND
                                                 --------------   ------------   ------------
Cost of investments ..........................   $1,078,395,129   $611,652,457   $458,237,147
                                                 ==============   ============   ============
Unrealized appreciation ......................   $   39,007,157   $ 21,454,580   $ 11,624,481
Unrealized depreciation ......................      (43,026,908)   (22,640,730)   (12,692,151)
                                                 --------------   ------------   ------------
Net unrealized appreciation (depreciation) ...   $   (4,019,751)  $ (1,186,150)  $ (1,067,670)
                                                 ==============   ============   ============

                                                    FRANKLIN      FRANKLIN FEDERAL   FRANKLIN FEDERAL
                                                     DOUBLE         INTERMEDIATE-      LIMITED-TERM
                                                    TAX-FREE        TERM TAX-FREE        TAX-FREE
                                                   INCOME FUND       INCOME FUND        INCOME FUND
                                                 --------------   ----------------   ----------------
Cost of investments ..........................   $ 560,857,508     $1,281,288,460      $262,133,362
Unrealized appreciation ......................   $  14,533,538     $   41,591,073      $  4,566,552
Unrealized depreciation ......................     (37,466,144)       (14,024,880)         (188,007)
                                                 -------------     --------------      ------------
Net unrealized appreciation (depreciation) ...   $ (22,932,606)    $   27,566,193      $  4,378,545
                                                 =============     ==============      ============


                             Semiannual Report | 231

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                   HIGH YIELD       NEW JERSEY        OREGON
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                   INCOME FUND      INCOME FUND     INCOME FUND
                                                 --------------   --------------   ------------
Cost of investments ..........................   $6,644,794,481   $1,422,561,465   $997,861,369
                                                 ==============   ==============   ============
Unrealized appreciation ......................   $  258,768,480   $   57,877,777   $ 41,484,583
Unrealized depreciation ......................     (635,573,364)     (42,760,984)   (23,744,623)
                                                 --------------   --------------   ------------
Net unrealized appreciation (depreciation) ...   $ (376,804,884)  $   15,116,793   $ 17,739,960
                                                 ==============   ==============   ============

                                                    FRANKLIN
                                                  PENNSYLVANIA
                                                    TAX-FREE
                                                   INCOME FUND
                                                 --------------
Cost of investments                              $1,081,110,602
                                                 ==============
Unrealized appreciation                          $   40,845,728
Unrealized depreciation                             (33,574,699)
                                                 --------------
Net unrealized appreciation (depreciation)       $    7,271,029
                                                 ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended August 31, 2009, were as follows:

                  FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                  ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                  TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                -----------   -----------   -----------   -----------
Purchases ...   $62,529,027   $85,478,017   $26,069,471   $51,123,189
Sales .......   $35,494,062   $38,013,670   $ 3,367,040   $64,540,973

                  FRANKLIN        FRANKLIN
                   FEDERAL         FEDERAL       FRANKLIN       FRANKLIN
                INTERMEDIATE-   LIMITED-TERM    HIGH YIELD     NEW JERSEY
                TERM TAX-FREE     TAX-FREE       TAX-FREE       TAX-FREE
                 INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                -------------   ------------   ------------   ------------
Purchases ...    $312,618,032    $60,514,987   $735,740,969   $119,061,893
Sales .......    $ 13,970,610    $17,055,000   $121,097,836   $ 81,643,258


                             232 | Semiannual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS (CONTINUED)

                  FRANKLIN       FRANKLIN
                   OREGON      PENNSYLVANIA
                  TAX-FREE       TAX-FREE
                 INCOME FUND    INCOME FUND
                ------------   ------------
Purchases ...   $144,601,211   $138,680,382
Sales .......   $ 64,768,586   $ 77,911,550

6. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 2009, the Franklin High Yield Tax-Free Income Fund had 26.30% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2009, the aggregate value of these securities was $11,307,061, representing 0.18% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Federal Intermediate-Term Tax-Free Income Fund, the Franklin Federal Limited-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

8. MERGER

On November 12, 2008, the Franklin Federal Limited-Term Tax-Free Income Fund acquired the net assets of the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund pursuant to a plan of reorganization approved by the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund's shareholders. The merger was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:


                             Semiannual Report | 233

Franklin Tax-Free Trust

8. MERGER (CONTINUED)

                                                                           SHARES ISSUED BY FRANKLIN FEDERAL
FUND NAME                                                     NET ASSETS   LIMITED-TERM TAX-FREE INCOME FUND
---------                                                    -----------   ---------------------------------
Franklin California Limited-Term Tax-Free Income Fund ....   $28,352,779               2,843,809
Franklin New York Limited-Term Tax-Free Income Fund ......    22,800,911               2,286,952
                                                             -----------               ---------
Total ....................................................   $51,153,690               5,130,761
                                                             ===========               =========

The net asset figures shown above include $(197,146) and $32,188 of unrealized appreciation (depreciation) for the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund, respectively. The combined net assets of the fund immediately after the merger were $151,234,644.

9. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of their pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended August 31, 2009, the Funds did not utilize the Global Credit Facility.

The commitment fees the Funds incurred for the period were as follows:

                       FRANKLIN       FRANKLIN     FRANKLIN       FRANKLIN
                        ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                       TAX-FREE       TAX-FREE     TAX-FREE       TAX-FREE
                      INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                      -----------   -----------   -----------   -----------
Commitment fees ...      $1,233         $651          $499         $635

                        FRANKLIN        FRANKLIN
                         FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                      INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                      TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                       INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                      -------------   ------------   -----------   -----------
Commitment fees ...       $1,154          $223          $6,079        $1,639


                             234 | Semiannual Report

Franklin Tax-Free Trust

9. CREDIT FACILITY (CONTINUED)

                       FRANKLIN       FRANKLIN
                        OREGON      PENNSYLVANIA
                       TAX-FREE       TAX-FREE
                      INCOME FUND    INCOME FUND
                      -----------   ------------
Commitment fees ...      $1,100        $1,178

10. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At August 31, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

11. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through October 19, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                             Semiannual Report | 235

Franklin Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT   -  Improvement Bond Act of 1915
ABAG       -  The Association of Bay Area Governments
ACA        -  American Capital Access Holdings Inc.
AD         -  Assessment District
AMBAC      -  American Municipal Bond Assurance Corp.
BAN        -  Bond Anticipation Note
BHAC       -  Berkshire Hathaway Assurance Corp.
CDA        -  Community Development Authority/Agency
CDD        -  Community Development District
CDR        -  Community Development Revenue
CFD        -  Community Facilities District
CIFG       -  CDC IXIS Financial Guaranty
COP        -  Certificate of Participation
CRDA       -  Community Redevelopment Authority/Agency
EDA        -  Economic Development Authority
EDC        -  Economic Development Corp.
EDR        -  Economic Development Revenue
ETM        -  Escrow to Maturity
FGIC       -  Financial Guaranty Insurance Co.
FHA        -  Federal Housing Authority/Agency
FICO       -  Financing Corp.
FNMA       -  Federal National Mortgage Association
FSA        -  Financial Security Assurance Inc.
GARB       -  General Airport Revenue Bonds
GNMA       -  Government National Mortgage Association
GO         -  General Obligation
HDA        -  Housing Development Authority/Agency
HFA        -  Housing Finance Authority/Agency
HFAR       -  Housing Finance Authority Revenue
HFC        -  Housing Finance Corp.
HMR        -  Home Mortgage Revenue
ID         -  Improvement District
IDA        -  Industrial Development Authority/Agency
IDAR       -  Industrial Development Authority Revenue
IDB        -  Industrial Development Bond/Board
IDBR       -  Industrial Development Board Revenue
IDR        -  Industrial Development Revenue
ISD        -  Independent School District
MAC        -  Municipal Assistance Corp.
MBS        -  Mortgage-Backed Security
MF         -  Multi-Family
MFH        -  Multi-Family Housing
MFHR       -  Multi-Family Housing Revenue
MFR        -  Multi-Family Revenue
MTA        -  Metropolitan Transit Authority
NATL       -  National Public Financial Guarantee Corp.
PBA        -  Public Building Authority
PCC        -  Pollution Control Corp.
PCFA       -  Pollution Control Financing Authority
PCR        -  Pollution Control Revenue
PFA        -  Public Financing Authority
PFAR       -  Public Financing Authority Revenue
PUD        -  Public Utility District
RDA        -  Redevelopment Agency/Authority
RDAR       -  Redevelopment Agency Revenue
SF         -  Single Family
SFM        -  Single Family Mortgage
SFMR       -  Single Family Mortgage Revenue
SFR        -  Single Family Revenue
UHSD       -  Unified/Union High School District
USD        -  Unified/Union School District
XLCA       -  XL Capital Assurance


                            236 | Semiannual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                            Semiannual Report | 237

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                  Not part of the semiannual report

(FRANKLIN TEMPLETON(R) INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 S2009 10/09

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services.         N/A

Item 5. Audit Committee of Listed Registrants.          N/A


Item 6. Schedule of Investments.                        N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures  for  Closed-End
        Management Investment Companies.                N/A


Item 8. Portfolio Managers of Closed-End ManagementInvestmentCompanies.   N/A


Item 9. Purchases of Equity  Securities by Closed-End Management Investment
        Company and Affiliated Purchasers.               N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST



By /s/LAURA F. FERGERSON
   -----------------------------
      Laura F. Fergerson
      Chief Executive Officer -
        Finance and Administration
Date  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/LAURA F. FERGERSON
   -----------------------------
      Laura F. Fergerson
      Chief Executive Officer -
        Finance and Administration
Date  October 28, 2009



By /s/GASTON GARDEY
   ---------------------------
      Gaston Gardey
      Chief Financial Officer and
        Chief Accounting Officer
Date  October 28, 2009